UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number                  811-07989

                               Metropolitan West Funds

(Exact name of registrant as specified in charter)

865 South Figueroa Street, Suite 1800

                                           Los Angeles, CA 90017

(Address of principal executive offices) (Zip code)

David B. Lippman

Metropolitan West Funds

865 South Figueroa Street, Suite 1800

                                       Los Angeles, CA 90017

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (213) 244-0000

Date of fiscal year end:  March 31

Date of reporting period:  March 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

MARCH 31
2022
ANNUAL REPORT

METWEST FUNDS

AlphaTrak 500 Fund

Corporate Bond Fund

ESG Securitized Fund

Flexible Income Fund

Floating Rate Income Fund

High Yield Bond Fund

Intermediate Bond Fund

Investment Grade Credit Fund

Low Duration Bond Fund

Opportunistic High Income Credit Fund

Strategic Income Fund

Total Return Bond Fund

Ultra Short Bond Fund

Unconstrained Bond Fund

Paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.tcw.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. You can call 1-800-241-4671, if you invest directly with the Funds, or contact your financial intermediary, if you invest though a financial intermediary, to inform the Funds or the financial intermediary that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held directly with TCW or through your financial intermediary.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Metropolitan West Funds
Table of Contents	March 31, 2022

METROPOLITAN WEST FUNDS

Dear Fellow Shareholder,

Thank you for your continued investment in the Metropolitan West Funds. We are pleased to provide the following Annual Report for the Funds for the period ended March 31, 2022. As interest rates reset higher in the past year, particularly so far in 2022, asset growth in the complex stalled on weaker market pricing, ending the reporting year at $86 billion. In addition, as is typical in these periods, an investor rethink on fixed income tends to spur reallocations away from interest rate risk and the asset class, further muting our recent growth profile. These challenges notwithstanding, the higher rates do imply an improved return outlook going forward and the attendant volatility brings opportunity for our teams to apply their hallmark discipline to find value for client assets across the Fund complex.

The March 31, 2022 Annual Report covers the following Metropolitan West Funds:

Metropolitan West AlphaTrak 500 Fund	M-Class (MWATX)
Metropolitan West Corporate Bond Fund	M-Class (MWCSX), I-Class (MWCBX)
Metropolitan West ESG Securitized Fund	M-Class (MWERX), I-Class (MWESX)
Metropolitan West Flexible Income Fund	M-Class (MWFSX), I-Class (MWFEX)
Metropolitan West Floating Rate Income Fund	M-Class (MWFRX), I-Class (MWFLX),
Plan-Class (MWFPX)
Metropolitan West High Yield Bond Fund	M-Class (MWHYX), I-Class (MWHIX)
Metropolitan West Intermediate Bond Fund	M-Class (MWIMX), I-Class (MWIIX)
Metropolitan West Investment Grade Credit Fund	M-Class (MWISX), I-Class (MWIGX)
Metropolitan West Low Duration Bond Fund	M-Class (MWLDX), I-Class (MWLIX),
Administrative-Class (MWLNX)
Metropolitan West Opportunistic High Income Credit Fund	M-Class (MWORX), I-Class (MWOPX)
Metropolitan West Strategic Income Fund	M-Class (MWSTX), I-Class (MWSIX)
Metropolitan West Total Return Bond Fund	M-Class (MWTRX), I-Class (MWTIX),
I-2-Class (MWTTX),
Administrative-Class (MWTNX),
Plan-Class (MWTSX)
Metropolitan West Ultra Short Bond Fund	M-Class (MWUSX), I-Class (MWUIX)
Metropolitan West Unconstrained Bond Fund	M-Class (MWCRX), I-Class (MWCIX),
Plan-Class (MWCPX)

Economic Review and Market Environment

A little more than two years removed from the onset of COVID-19, the arrival of which led to unprecedented commercial lockdowns and massive economic stimulus, a certain reckoning has begun to play out. While the first quarter of 2021 provided a temporary preview (which was reversed by the summer) of the consequences of the sustained monetary and fiscal largesse invoked to forestall a deep recession or worse, the start of 2022 (and indeed a few months prior) has delivered a seemingly more “permanent” higher interest rate regime. This is largely because of, one, demonstrated inflation, and two, expectations for considerable Fed tightening in the months ahead. Indicative of the inflation (and the geopolitical upset owing to Russia’s invasion of Ukraine), commodity prices climbed 25% in the first quarter of 2022 as ongoing supply issues and easy money conditions were exacerbated by the war. The contrast with the pandemic depths could not be starker: the spot price of U.S. oil, having plunged to below zero in April 2020, traded briefly above $130 in early March. Against this backdrop, headline consumer price index (CPI) for February showed a 7.9% year-over-year inflation rate, and expectations are for still-elevated prints in the coming months, with the Fed revising its 2022 core personal consumption expenditure (PCE) inflation forecast sharply up to 4.1% from 2.7% prior. The Fed also made it clear it will use the primary tool at hand – higher rates – to curb inflation, initiating this hiking cycle with a 25 basis point (bps) increase to the Funds rate in March 2022. The market is currently pricing in eleven expected 25 bps hikes between now and mid-2023, and given front-loaded expectations for the hikes, the Treasury yield curve re-pricing was considerable for shorter maturities. The 2-Year Treasury yield surged to 2.34%, nearly 220 bps over year-ago levels while the 10-Year, up 60 bps, also closed the period at 2.34%. In contrast, longer yields fluctuated, but ended the period nearly unchanged with the 30-Year up a modest 4 bps to 2.45%. As such, multiple parts of the curve inverted, signaling that markets are skeptical of future growth even if the Fed is successful at moderating inflation with its efforts.

Notwithstanding a decidedly volatile start to 2022, equity returns were broadly positive over the course of the annual period, with the S&P 500 Index gaining 15.6%. Against a backdrop of sharply higher Treasury yields, fixed income markets delivered largely negative total returns, with the Bloomberg U.S. Aggregate Bond Index down 4.2% during the trailing twelve-month period, approximately 66 bps behind duration-matched Treasuries. Agency mortgage-backed securities (MBS), in particular, were challenged in this environment of rate volatility, with further headwinds coming from concerns over the Fed pullback, with the sector delivering a 4.9% decline that was over 150 bps behind comparable Treasuries. Corporate credit also fell over 4%, and trailed duration-matched Treasuries by nearly 90 bps. Electric utilities, communications, and healthcare were the worst

1 / Annual Report March 2022

performing credit sectors, while energy and airlines benefitted from a stark uptick in commodity prices and a rebound in travel. High yield credit fared slightly better than investment grade, with a negative total return of just 0.7%, and was one of the few sectors to deliver positive excess returns, besting Treasuries by nearly 290 bps on a duration-adjusted basis. The lower-quality cohort of CCC-rated issues starkly outperformed, with a positive return of 0.8% while BB-rated issues were down 1.5% and B-rated issues were roughly flat. Among the other securitized sectors, commercial MBS (CMBS) was down approximately 4.5% but flat on a duration-adjusted basis, largely due to the outperformance of non-agency collateral. Finally, asset-backed securities (ABS) were down 3.1% and trailed duration-matched Treasuries by roughly 16 bps, weighed down by autos.

The Economy and Market Ahead

Looking forward, risk factors have become more apparent in both number and magnitude - cost inflation, rising interest rates, policy missteps, geopolitical uncertainty, capital markets volatility, and supply chain disruptions are just a few. And these are only the “known” unknowns. The dangerous confluence of factors has meaningfully increased the odds of recession in the next 12-18 months. Further, we are likely to see stagflationary conditions (slowing growth and high inflation) for at least some period of time, though probably not as long or as painful as the episode experienced in the late 70s or early 80s. Thus, we believe the next 12-24 months could be a challenging period for markets and for fixed income investors especially, while at the same time, recognize that those challenges bring potential significant opportunity. Our value investment philosophy forces our gaze towards these areas of price volatility, as these emerging opportunity sets represent fertile ground for new idea generation. As we saw in the first quarter of 2022, sharp spread level corrections can quickly increase the compensation for the downside risks.

Data sources for the discussion above include Bloomberg, JPMorgan and Merrill Lynch.

Fund Performance Commentary

The performance data presented below represents past performance and is no guarantee of future results. Total returns include reinvestment of dividends and distributions. Current performance may be lower or higher than the performance data presented. Performance data current to the most recent month end is available on the Funds’ website at TCW.com. Investment returns and principal value will fluctuate with market conditions. The value of an investment in a Fund, when redeemed, may be worth more or less than its original purchase cost.

Metropolitan West AlphaTrak 500 Fund

(MWATX)

For the one-year period ending March 31, 2022, the MetWest AlphaTrak 500 Fund (“Fund”) gained 13.35% (net of fees), trailing the S&P 500 Index (“Index”) by approximately 230 bps. As a reminder, the Fund holds S&P 500 Index futures which allows the portfolio to replicate the return of the benchmark, while the underlying fixed income portfolio seeks to generate excess return. The Fund’s use of futures contracts, which are derivatives, was effective in generating Index returns for the Fund, less the implied financing rate of those futures. The Fund’s duration position, which was reduced earlier in the year and gradually extended in the second half of the year, has remained at a relatively low level overall, weighing on performance in the rising rate environment, particularly as the front end of the curve led the move (the 2-Year yield was up over 200 bps while the 10-Year was up roughly 60 bps). The allocation to corporate credit produced an additional drag as the sector grappled with supply chain issues and volatility throughout the year, trailing Treasuries by 88 bps on a duration-adjusted basis. Despite the challenges faced in the space, positive absolute contribution came from airlines and autos, diversified manufacturing credits, oil field services, independent energy, and office and retail real estate investment trusts (REITs). Additionally, the modest allocation to high yield corporates was a tailwind as the sector outperformed investment grade credit and duration-matched Treasuries. Within securitized, floating rate ABS holdings like collateralized loan obligations (CLOs) and government-guaranteed FFELP student loans contributed to performance, as did the Fund’s position in non-agency MBS as the sector posted over 2% total return for the period, supported by rising home prices, strong consumer demand, and declining loan-to-value ratios. CMBS positioning favors non-agency backed collateral, which added on the margin as the sector outperformed Treasuries by 14 bps on a duration-adjusted basis. Agency MBS holdings, challenged throughout the year by interest rate volatility and the Fed shifting away from accommodative policy, focused on lower coupon issues which detracted from performance, though the preference for TBAs (To be announced) offset some of the drag as they provided a higher running yield than specified pools.

Duration positioning was extended throughout the period as rates moved higher, though remained modest at 0.88 years. With long-term rates at current levels seemingly close to fair value, the team will be slow to add meaningful duration given the potential for a large, but likely temporary, move in rates materially higher, though potential tactical adjustments will be made in a disciplined manner. Among corporate credit, after months of de-risking given historically tight valuations, the team was able to take advantage of pricing dislocations late in the period to layer back in exposure. In particular, hefty new issue concessions created opportunities to add defensive, high-quality bonds at levels that we view as compensatory for the risk underwritten. Additions included banking, communications, and consumer non-cyclicals, the latter two already areas of interest given their relatively defensive nature. Meanwhile, high yield and emerging market debt remain small positions, but were upsized marginally during

Annual Report March 2022 / 2

the period given attractive entry points. Within securitized, the strategy continues to prefer current coupon agency MBS TBAs due to better yield carry versus specified pools as the stock effect of the Fed’s purchases as well as sponsorship from money center banks remains supportive. Among non-agency MBS, legacy issues are preferred given the ongoing fundamental improvement in borrower profiles, with the added benefit of having largely floating rate coupons, and the strategy will continue sourcing exposure at favorable valuations, but may also look to add exposure in select newer-vintage non-agency MBS if opportunities arise. In CMBS, the emphasis is on non-agency CMBS holdings, including commercial real estate (CRE) CLOs and super senior single asset, single borrower (SASB) deals, but the strategy will continue to monitor the sector for opportunities down the capital structure. A similar strategy applies to CLOs, with current exposure focused in AAA-rated issues and an eye toward possible additions of well-collateralized AA-rated issues offering good yields alongside solid liquidity, while other ABS exposure includes government-guaranteed FFELP student loans and a very small position in automobiles.

	Performance Through March 31, 2022

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWATX (Inception: June 29, 1998)	4.15%	13.35%	18.22%	15.37%	15.42%	8.19%

S&P 500 Index	5.92%	15.65%	18.91%	15.98%	14.63%	7.98%

Metropolitan West Corporate Bond Fund

M-Class (MWCSX), I-Class (MWCBX)

For the one-year period ending March 31, 2022, the MetWest Corporate Bond Fund – I Class (“Fund”) fell 4.44% (net of fees), trailing the Bloomberg U.S. Corporate Index (“Index”) by 24 bps. The Fund’s duration position was trimmed early in the period to nearly a half-year short versus the benchmark, but was extended in a disciplined fashion alongside the rise in rates over the subsequent months to end the period approximately 0.1 year short. This underweight position rewarded returns as rates rose; however, the overweight to the front-end of the yield curve during the second half of the period resulted in a drag on performance as the yield curve flattened. From a sector allocation perspective, the broad underweight to corporate credit was a benefit overall as yield premiums increased over the period. Issue selection among financials was further additive given the overweight to finance companies and REITs as these were among the top performing corporate credit sectors for the period. Additionally, the underweight to banking rewarded relative performance as bank spreads widened. Meanwhile, issue selection among industrial credit was a drag, particularly the underweight to top performing energy credits, and the overweight to communications and non-cyclicals which trailed Treasuries by 155 and 135 bps, respectively. Finally, the small allocation to securitized products had little impact on relative performance – residential MBS allocations were modestly negative as agency MBS experienced significant volatility due to rising rates and tighter monetary policy during the second half of the period, while ABS and senior CMBS added modestly.

Duration positioning was extended in the last quarter of the period as rates moved higher, though the strategy remained somewhat underweight the Index. With long-term rates at current levels seemingly close to fair value, the team will be cautious in adding duration given the potential for a large, but likely temporary, move in rates materially higher, though all adjustments will be made in a disciplined manner. On the credit side, after months of de-risking given historically tight valuations, the team was able to take advantage of pricing dislocations late in the period to layer back in some exposure to bring the overall sector allocation to roughly neutral versus the benchmark. In particular, hefty new issue concessions created opportunities to add defensive, high quality bonds at levels that we view as compensatory for the risk underwritten. Additions were focused in banking, with smaller adds in brokers, technology, and transportations. Though the position was upsized, banking remains one of the largest underweights in the Fund. This is somewhat offset by an overweight to finance companies, REITs and certain insurance credits with attractive long-term fundamentals. Overall Fund positioning remains focused on sectors that offer more stability in times of volatility (such as consumer non-cyclicals and communications) and on idiosyncratic opportunities where wider spreads offer more compelling value. Emerging market debt remains a small position, as potentially raising rates and risks of slowing global growth make relative value unattractive in most cases. Within the off-Index allocation to securitized products, the focus remains on high-quality, more defensive CMBS and ABS holdings generally at the top of the capital structure (though there is some potential to move down the capital structure as opportunities arise).

	Performance Through March 31, 2022

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWCSX (Inception: June 29, 2018)	-7.72%	-4.67%	3.83%	—	—	5.12%
Bloomberg U.S. Corporate Index	-7.48%	-4.20%	3.02%	—	—	4.00%

MWCBX (Inception: June 29, 2018)	-7.61%	-4.44%	4.09%	—	—	5.38%

Bloomberg U.S. Corporate Index	-7.48%	-4.20%	3.02%	—	—	4.00%

3 / Annual Report March 2022

Metropolitan West ESG Securitized Fund

M-Class (MWERX), I-Class (MWESX)

For the period since inception on September 30, 2021, through March 31, 2022, the MetWest ESG Securitized Fund – I Class (“Fund”) fell 5.87% (net of fees) amid rising rates, trailing the Bloomberg U.S. Mortgage-Backed Securities (MBS) Index (“Index”) by 54 bps. Duration positioning was extended alongside the rise in rates, but remained shorter than the benchmark overall, which significantly benefitted relative returns for the period. However, the extension was focused in the front-end of the curve (primarily the 2-Year), which resulted in a small headwind to performance versus the benchmark as shorter yields led the march higher. The Fund’s underweight to agency MBS also added to relative performance as the sector experienced significant volatility due to rising rates and tighter monetary policy during the second half of the period. Meanwhile, the CMBS position was a significant drag as holdings were focused on highly-rated non-agency backed bonds, which were weighed down by underperformance late in the period as this cohort of the market was weighed down by investors fulfilling liquidity needs.

This environment will broadly continue to inform duration and curve positioning in the Fund, along with relative value considerations across securitized sectors. That said, the ESG emphasis of the Fund requires a priority on securitized assets that have positive ESG attributes. This drives an emphasis on a targeted subset of the agency MBS universe where social characteristics, such as affordability, are prioritized along with relative value considerations. Additionally, there is a large allocation to unlabeled green opportunities in the non-agency CMBS sector, specifically single asset, single borrower (SASB) senior A – AAA rated issues, though tactical opportunities down the capital structure are also attractive. Various ABS holdings, particularly solar ABS and data centers present compelling unlabeled green opportunities. In the ESG-labeled securities market, while agency MBS and CMBS (multifamily) offer opportunities for green, social, and sustainable bonds, relative value is constrained, with most opportunities in subordinate and interest-only investments. We expect the ESG-labeled market to increase over time, as issuers structure bonds to meet the rising demand for these assets. Along with expanded ESG labeled issuance, we anticipate more securitized sectors will evolve into social and/or environmental lending and issuance criteria. In the meantime, the Fund will continue to emphasize unlabeled opportunities in securitized credit and agency MBS with socially responsible characteristics, while looking for labeled opportunities that meet our return and ESG objectives. Finally, duration positioning was slightly extended throughout the period as rates moved higher, though the strategy remains underweight the Index.

	Performance Through March 31, 2022

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception[1]

MWERX (Inception: October 1, 2021)	-5.60%	—	—	—	—	-5.60%
Bloomberg U.S. Mortgage-Backed Securities (MBS) Index	-5.33%	—	—	—	—	-5.33%

MWESX (Inception: October 1, 2021)	-5.87%	—	—	—	—	-5.87%

Bloomberg U.S. Mortgage-Backed Securities (MBS) Index	-5.33%	—	—	—	—	-5.33%
[1] Non-annualized. Cumulative return for the Fund during the period of October 1, 2021 through March 31, 2022.

Metropolitan West Flexible Income Fund M-Class

(MWFSX), I-Class (MWFEX)

For the one-year period ending March 31, 2022, the MetWest Flexible Income Fund – I Class (“Fund”) fell 2.05% (net of fees), but outperformed the Bloomberg U.S. Aggregate Bond Index (“Index”) by 210 bps. Duration positioning was extended alongside the rise in rates, but remained shorter than the benchmark overall, which significantly benefitted relative returns for the period. However, the extension was focused in the front-end of the curve (primarily the 5-year space) increasing the relative overweight in that space, which resulted in a headwind to performance versus the benchmark as shorter yields led the march higher. From a sector perspective, the relative underweight to corporate credit was additive to returns as risk premiums increased, with a further contribution from the overweight to high yield corporate debt which outpaced Treasuries by nearly 290 bps year-over-year. While this underweight to investment grade credit, informed by historically tight spreads, minimal dispersion and fundamental vulnerabilities was maintained going into the year, the move wider in yield spreads provided opportunities to add exposure. Among securitized, the underweight to agency MBS rewarded relative returns as the sector experienced significant volatility due to rising rates and tighter monetary policy during the second half of the period. The out-of-Index allocation to legacy non-agency MBS (up over 2.3% for the year, notwithstanding some price volatility in early 2022) further boosted returns as the sector benefitted from a solid housing backdrop and rising prices throughout the year. Finally, smaller additional gains came from issue selection among CMBS and ABS.

Annual Report March 2022 / 4

Duration positioning was slightly extended throughout the period as rates moved higher, though the strategy remains underweight the Index. With long-term rates at current levels seemingly close to fair value, the team will be slow to add meaningful duration given the potential for a large, but likely temporary, move in rates materially higher, though tactical adjustments may be made in a disciplined manner. On the credit side, after months of de-risking given historically tight valuations, the team was able to take advantage of pricing dislocations late in the period to layer back in exposure at attractive levels. In particular, hefty new issue concessions created opportunities to add defensive, high-quality bonds at levels that we view as compensatory for the risk underwritten. Additions included banking, brokers, insurance, capital goods, and consumer non-cyclicals, the last already an area of interest given its relatively defensive nature. Meanwhile, high yield and emerging market debt remain small positions, but were upsized marginally during the period given attractive entry points. Within securitized, the strategy continues to prefer current coupon agency MBS TBAs due to better yield carry versus specified pools as the stock effect of the Fed’s purchases as well as sponsorship from money center banks both remain supportive. Among non-agency MBS, legacy issues are preferred given the ongoing fundamental improvement in borrower profiles, with the added benefit of having largely floating rate coupons, and the strategy will continue sourcing exposure at favorable valuations, but may also look to add exposure in select newer-vintage non-agency MBS if opportunities arise. In CMBS, the emphasis is on non-agency holdings, including conduits and single asset, single borrower (SASB) deals, but the strategy will continue to monitor the sector for opportunities down the capital structure. A similar strategy applies to CLOs, with additions of well-collateralized AA-rated issues offering good yields alongside solid liquidity, while other ABS exposure includes automobile, government-guaranteed FFELP student loans and other esoteric collateral types.

	Performance Through March 31, 2022

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWFSX (Inception: November 30, 2018)	-4.62%	-2.30%	5.96%	—	—	8.49%
Bloomberg U.S. Aggregate Bond Index	-5.92%	-4.15%	1.69%	—	—	2.97%

MWFEX (Inception: November 30, 2018)	-4.50%	-2.05%	6.14%	—	—	8.64%
Bloomberg U.S. Aggregate Bond Index	-5.92%	-4.15%	1.69%	—	—	2.97%

Metropolitan West Floating Rate Income Fund

M-Class (MWFRX), I-Class (MWFLX), Plan-Class (MWFPX)

Macro volatility stemming from tighter monetary policy and the Russia/Ukraine crisis was overshadowed by skyrocketing inflation and the rise in rates that resulted in a bid for loans owing to their floating-rate structure. Consequently, performance by the MetWest Floating Rate Income Fund – I Class (“Fund”) was positive for the one-year period ending March 31, 2022, though its gain of 1.61% (net of fees) represents a 164-basis point deficit versus the S&P/LSTA Leveraged Loan Index (“Index”). The effects of COVID-induced financial stimulus and accommodative monetary policy prompted industries with more market exposure to generally outperform. In this environment, the Fund’s underweight to sectors such as technology, cyclicals, and transportation was a small negative. Weighing further on returns was issue selection in these sectors that held a bias for higher quality vis-à-vis those held in the Index, given the outperformance of lower-rated issues during this timeframe. Adding to the underperformance were selections among communications and financials like brokerage and insurance, as those designated in the Fund performed behind those held within the Index. However, delivering a boost to returns were the Fund’s selection in non-cyclical loans, which outpaced those in the Index. Finally, from a quality perspective as alluded to above, lower-rated loans exceeded their better-rated counterparts in terms of returns, with the Fund’s emphasis on premium quality, therefore, a driver of underperformance.

After months of de-risking given historically tight valuations, the team was able to take advantage of pricing dislocations during the first quarter of 2022 to layer back in exposure at attractive levels. In particular, hefty new issue concessions created opportunities to add defensive, high-quality names at levels that we view as compensatory for the risk underwritten. Additions included banking, insurance, communications, and consumer non-cyclicals, the latter two already areas of interest given their relatively defensive nature. As such, allocations continue to emphasize high-conviction names and defensive industries such as communications, non-cyclicals (especially healthcare), senior secured gaming, and select packaging, while cautious of those with more market risk like cyclicals, energy, basic industry, transportation, and technology. Financials remain an underweight overall; within financials, however, the exposure to banking is an overweight. With strong balance sheets, banking remains compelling, particularly given expectations for a steeper curve. In utilities, the small allocation consists of an overweight to utility servicers and an underweight to electric. Finally, on a quality basis, current valuation in lower-rated loans is lofty with overly optimistic assumptions, informing an emphasis on higher quality, though the strategy remains opportunistic and will look to take advantage of bouts of volatility and increase the exposure to lower-rated cohorts should attractive entry points present themselves.

5 / Annual Report March 2022

	Performance Through March 31, 2022

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWFRX (Inception: June 28, 2013)	-0.27%	1.50%	3.16%	3.16%	—	3.39%
S&P/LSTA Leveraged Loan Index	0.64%	3.25%	4.22%	4.00%	—	3.98%

MWFLX (Inception: June 28, 2013)	-0.28%	1.61%	3.34%	3.35%	—	3.59%
S&P/LSTA Leveraged Loan Index	0.64%	3.25%	4.22%	4.00%	—	3.98%

MWFPX (Inception: January 29, 2021)	-0.22%	1.76%	—	—	—	1.78%
S&P/LSTA Leveraged Loan Index	0.64%	3.25%	—	—	—	3.31%

Metropolitan West High Yield Bond Fund

M-Class (MWHYX), I-Class (MWHIX)

The MetWest High Yield Bond Fund – I Class (“Fund”) fell 1.15% (net of fees) for the one-year period ended March 31, 2022, trailing the Bloomberg U.S. Corporate High Yield Index 2% Issuer Cap (“Index”) by 49 bps. The biggest drag on performance came from the Fund’s industrial positioning, notably an underweight to top performing energy sub-sectors such as independent E&P (Exploration and Production) and oil field services, which generated over 12% and 19% of positive excess returns, respectively. A further drag came from an overweight to communications and consumer non-cyclicals, both of which were the worst performers within the broader high yield universe (weighed down by wireless and pharmaceuticals in particular). An overall underweight to lower-quality credits was an additional headwind, as CCC-rated issues handily outpaced the higher-rated cohorts with a 0.8% positive total return. However, strong issue selection was able to offset some of these drags, with the Fund’s holdings in the energy, transportation, and electric utility sectors outpacing those held in the Index. Finally, as rates moved sharply higher over the course of the year, the duration position was extended though remained relatively short versus the benchmark, rewarding performance.

Volatility in early 2022 has presented opportunities to add in exposure, as the high yield market became broadly actionable at wider spread levels, though spread levels have subsequently tightened in. Looking forward, upcoming earnings releases will be critical for dissecting how companies respond to rising input costs and the impact on profitability. We expect there to be further divergence in issuer performance, which should create additional opportunities to add to corporate bond exposures in the months and quarters ahead. Meanwhile, the team continues to be very deliberate in its additions, with an overall emphasis on what are viewed as more resilient, defensive areas of the market such as non-cyclical, recession-resistant sectors (i.e., communications and consumer non-cyclicals) while energy, retail and technology credits represent relative underweights. Given expectations for episodic market volatility, prospective performance gains are likely to be less attributable to market beta and more the result of credit-specific alpha, informing the continued focus on security selection and fundamental credit underwriting to minimize principal loss. Finally, the Fund’s positioning closed March approximately 0.2 years shorter than the benchmark, and with long-term rates at current levels seemingly close to fair value, the team will be cautious in adding duration given the potential for a large, but likely temporary, move in rates materially higher, though all adjustments will be made in a disciplined manner.

	Performance Through March 31, 2022

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWHYX (Inception: September 30, 2002)	-4.48%	-1.30%	5.23%	4.85%	4.80%	7.63%
Bloomberg U.S. Corporate High Yield Index 2% Issuer Cap	-4.16%	-0.66%	4.55%	4.67%	5.74%	8.17%
MWHIX (Inception: March 31, 2003)	-4.37%	-1.15%	5.50%	5.09%	5.05%	7.13%
Bloomberg U.S. Corporate High Yield Index 2% Issuer Cap	-4.16%	-0.66%	4.55%	4.67%	5.74%	7.63%

Metropolitan West Intermediate Bond Fund

M-Class (MWIMX), I-Class (MWIIX)

For the one-year period ending March 31, 2022, the MetWest Intermediate Bond Fund – I Class (“Fund”) fell 4.33%, trailing the Bloomberg Intermediate U.S. Government/Credit Index (“Index”) by 23 bps. The Fund’s duration position was extended in a disciplined fashion alongside this rise in rates but remained shorter than the Index overall, which benefitted relative returns. However, the extension during the year was focused primarily in the front-end of the curve, which resulted in a small headwind to performance versus the Index as shorter yields led the march higher. An underweight to corporate credit benefitted returns during

Annual Report March 2022 / 6

the period as yield premiums rose throughout the year, while the preference for defensive subsectors including communications and non-cyclicals further helped relative returns as they were among the top performers within corporate credit. Additional contributions came from favorable issue selection within industrials, namely diversified manufacturing, airline and automobile credits, while modest off-Index exposure to high yield corporates provided a tailwind as the sector outperformed Treasuries by nearly 290 bps on a duration-adjusted basis. The Fund’s allocation to securitized products, however, weighed on returns as the broad sector grappled with interest rate volatility. Agency MBS holdings emphasized lower coupon issues which performed poorly during the period, though some of the drag was offset by the preference for TBAs (To be announced) as they offered a higher running yield compared to specified pools. Similarly, the ABS sector experienced a rise in yield premiums in sympathy with the broader markets, though government-guaranteed FFELP student loan and floating rate collateralized loan obligations (CLOs) held in the Fund performed well versus Index ABS holdings. Lastly, non-agency MBS holdings backed by both prime and subprime collateral benefitted returns as the broad sector returned 2.3% amidst a strong housing backdrop with increased demand, rising home prices and declining loan-to-value ratios.

Duration positioning was extended throughout the period as rates moved higher, though the strategy remained somewhat underweight the Index. With long-term rates at current levels seemingly close to fair value, the team will be cautious in adding duration given the potential for a large, but likely temporary, move in rates materially higher, though all adjustments will be made in a disciplined manner. On the credit side, after months of de-risking given historically tight valuations, the team was able to take advantage of pricing dislocations late in the period to layer back in exposure to bring the overall sector allocation to neutral versus the benchmark. In particular, hefty new issue concessions created opportunities to add defensive, longer tenor, high-quality bonds at levels that we view as compensatory for the risk underwritten. Additions included banking, insurance, communications, and consumer non-cyclicals, the latter two already areas of interest given their relatively defensive nature. Meanwhile, high yield and emerging market debt remain a small position. Within securitized, the strategy continues to prefer current coupon agency MBS TBAs due to better yield carry versus specified pools as the stock effect of the Fed’s purchases as well as sponsorship from money center banks remains supportive. Among non-agency MBS, legacy issues are preferred given the ongoing fundamental improvement in borrower profiles, with the added benefit of having largely floating rate coupons, and the strategy will continue sourcing exposure at favorable valuations, but may also look to add exposure in select newer-vintage non-agency MBS if opportunities arise. In CMBS, the emphasis is on non-agency CMBS holdings, including super senior single asset, single borrower (SASB) deals, but the strategy will continue to monitor the sector for opportunities down the capital structure. A similar strategy applies to CLOs, with additions of well-collateralized AA-rated issues offering good yields alongside solid liquidity, while other ABS exposure includes government-guaranteed FFELP student loans.

	Performance Through March 31, 2022

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWIMX (Inception: June 30, 2003)	-5.36%	-4.63%	-1.65%	1.85%	2.15%	3.75%
Bloomberg Intermediate U.S. Government/Credit Index	-5.05%	-4.10%	1.50%	1.81%	1.84%	3.03%

MWIIX (Inception: June 28, 2002)	-5.17%	-4.33%	1.91%	2.08%	2.38%	4.55%
Bloomberg Intermediate U.S. Government/Credit Index	-5.05%	-4.10%	1.50%	1.81%	1.84%	3.41%

Metropolitan West Investment Grade Credit Fund

M-Class (MWISX), I-Class (MWIGX)

For the one-year period ending March 31, 2022, the MetWest Investment Grade Credit Fund – I Class (“Fund”) lost 5.22% (net of fees), trailing the Bloomberg U.S. Intermediate Credit Index (“Index”) by 117 bps. The Fund’s duration position was trimmed early in the period to nearly a half-year short versus the benchmark, but was extended in a disciplined fashion alongside the rise in rates over the subsequent months to end the period approximately 0.1 year short. This underweight position rewarded returns as rates rose; however, the overweight to the front-end of the yield curve during the second half of the period resulted in a drag on performance as the yield curve flattened. From a sector allocation perspective, the increased allocation to corporate credit, bringing the position to a relative overweight versus the benchmark, resulted in a drag on performance as yield premiums increased over the period. Offsetting some of this drag was an overweight among financials, particularly the overweight to REITs as this was one of the top performing corporate credit sectors for the period, while the underweight to banking was also additive as bank spreads widened. Issue selection among industrials, however, was a drag, particularly the underweight to top performing energy credits, and the overweight to communications and non-cyclicals, which trailed Treasuries by 155 and 135 bps, respectively. Meanwhile, the small allocation to securitized products (not held in the benchmark) had a negative impact on relative performance – residential MBS allocations weighed on returns as agency MBS experienced significant volatility due to rising rates and tighter monetary policy during the second half of the period, while ABS and senior CMBS detracted modestly. Among non-corporate credit, the small off-Index position in municipal debt also weighed on performance as the sector lagged Treasuries and the broader corporate market on a duration-adjusted basis.

7 / Annual Report March 2022

Duration positioning was extended in the last quarter of the period as rates moved higher, though the strategy remained somewhat underweight the Index. With long-term rates at current levels seemingly close to fair value, the team will be cautious in adding duration given the potential for a large, but likely temporary, move in rates materially higher, though all adjustments will be made in a disciplined manner. On the credit side, after months of de-risking given historically tight valuations, the team was able to take advantage of pricing dislocations late in the period to layer back in some exposure to bring the overall sector allocation to roughly neutral versus the benchmark. In particular, hefty new issue concessions created opportunities to add defensive, high-quality bonds at levels that we view as compensatory for the risk underwritten. Additions were focused in REITs and electric utilities, with smaller adds in transportation. Meanwhile, banking remains one of the largest underweights in the Fund. This is somewhat offset by an overweight to REITs and certain insurance credits with attractive long-term fundamentals. Overall Fund positioning remains focused on sectors that offer more stability in times of volatility (such as consumer non-cyclicals and communications) and on idiosyncratic opportunities where wider spreads offer more compelling value. Emerging market debt remains a small position (underweight versus the benchmark), as potentially raising rates and risks of slowing global growth make relative value unattractive in most cases. Within the off-Index allocation to securitized products, the focus remains on high-quality, more defensive CMBS and ABS holdings generally at the top of the capital structure (though there is some potential to move down the capital structure as opportunities arise).

	Performance Through March 31, 2022

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)

MWISX (Inception: June 29, 2018)	-6.87%	-5.42%	2.29%	—	—	4.19%
Bloomberg U.S. Intermediate Credit Index	-5.59%	-4.05%	2.09%	—	—	3.02%

MWIGX (Inception: June 29, 2018)	-6.77%	-5.22%	2.50%	—	—	4.41%
Bloomberg U.S. Intermediate Credit Index	-5.59%	-4.05%	2.09%	—	—	3.02%

Metropolitan West Low Duration Bond Fund

M-Class (MWLDX), I-Class (MWLIX), Administrative-Class (MWLNX)

The MetWest Low Duration Bond Fund – I Class (“Fund”) fell 2.34% (net of fees) for the one-year period ending March 31, 2022, outpacing the ICE BofA 1-3 Year U.S. Treasury Index (“Index”) by 50 bps. On the heels of COVID-induced financial stimulus and accommodative monetary policy, inflation concerns were prevalent throughout 2021 and have increased considerably in the first quarter of 2022, with Russia’s invasion of Ukraine creating further volatility and price pressures. As such, markets re-priced considerably with rates rising across the maturity spectrum led by front-end of the curve, with the 2-Year up over 200 basis points (bps) and the 10-Year up nearly 60 bps since March of last year. The Fund’s duration position, which was reduced earlier in the year and gradually extended in the second half of the year, has remained short the Index for a majority of the period, benefiting performance in the rising rate environment. An additional boost to performance came from the underweight to the front-end of the curve. The allocation to corporate credit, meanwhile produced a muted return with positive absolute contribution coming from midstream, autos, and diversified manufacturing. Additionally, the modest allocation to high yield corporates was a tailwind as the sector outperformed investment grade credit and duration-matched Treasuries. Within securitized, floating rate ABS holdings like collateralized loan obligations (CLOs) and government-guaranteed FFELP student loans contributed to performance, as did the Fund’s position in non-agency MBS as the sector posted over 2% total return for the period, supported by rising home prices, strong consumer demand, and declining loan-to-value ratios in the underlying collateral. Challenged by rate volatility and Fed tapering, agency MBS weighed on returns, though this drag was offset somewhat by the Fund’s preference for TBAs (To be announced) given their higher running yield versus pools.

Duration positioning was extended as rates moved higher, with the strategy now modestly overweight the Index. With long-term rates at current levels seemingly close to fair value, the team will be slow to add meaningful duration given the potential for a large, but likely temporary, move in rates materially higher, though tactical adjustments may be made in a disciplined manner. On the credit side, after months of de-risking given historically tight valuations, the team was able to take advantage of pricing dislocations during the first quarter of 2022 to layer back in exposure at attractive levels. In particular, hefty new issue concessions created opportunities to add defensive, high-quality bonds at levels that we view as compensatory for the risk underwritten. Additions included banking, insurance, communications, and consumer non-cyclicals, the latter two already areas of interest given their relatively defensive nature. Meanwhile, high yield and emerging market debt remain small positions, but were upsized marginally during the end of the period given attractive entry points. Within securitized, the strategy continues to prefer current coupon agency MBS TBAs due to better yield carry versus specified pools as the stock effect of the Fed’s purchases as well as sponsorship from money center banks both remain supportive. Among non-agency MBS, legacy issues are preferred given the ongoing fundamental improvement in borrower profiles, with the added benefit of having largely floating rate coupons, and the strategy will continue sourcing exposure at favorable valuations, but may also look to add exposure in select newer-vintage non-agency MBS if opportunities arise. In CMBS, the emphasis is on non-agency CMBS holdings, including conduits and super

Annual Report March 2022 / 8

senior single asset, single borrower (SASB) deals, but the strategy will continue to monitor the sector for opportunities down the capital structure. A similar strategy applies to CLOs, with additions of well-collateralized AA-rated issues offering good yields alongside solid liquidity, while other ABS exposure includes government-guaranteed FFELP student loans.

	Performance Through March 31, 2022

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)

MWLDX (Inception: March 31, 1997)	-3.14%	-2.65%	1.03%	1.29%	1.62%	3.30%
ICE BofA 1-3 Year U.S. Treasury Index	-2.86%	-2.84%	0.88%	1.08%	0.86%	2.91%

MWLIX (Inception: March 31, 2000)	-3.04%	-2.34%	1.27%	1.53%	1.84%	3.00%
ICE BofA 1-3 Year U.S. Treasury Index	-2.86%	-2.84%	0.88%	1.08%	0.86%	2.52%

MWLNX (Inception: September 22, 2009)	-3.16%	-2.74%	0.96%	1.19%	1.49%	2.65%
ICE BofA 1-3 Year U.S. Treasury Index	-2.86%	-2.84%	0.88%	1.08%	0.86%	1.00%

Metropolitan West Opportunistic High Income Credit Fund

M-Class (MWORX), I-Class (MWOPX)

Since its inception of August 2, 2021, the MetWest Opportunistic High Income Credit Fund – I Class (“Fund”) has fallen 2.04% (net fees), though this was approximately 127 bps ahead of the Bloomberg U.S. Corporate High Yield Index 2% Issuer Cap (“Index”). The negative total return profile was largely a function of the sharp uptick in rates, with 2-Year and 5-Year Treasury yields up over 216 and 180 bps during the period, respectively, weighing on fixed income overall. The duration position remained short the Index for a majority of the period, though was extended as rates rose, to ultimately end the period modestly long relative to the benchmark. Regarding the sector allocations, while the Fund has a broad selection set including equities, bank loans, corporate and securitized credit, positioning remains largely concentrated in the corporate credit space. Within that exposure, an underweight to energy and consumer cyclicals detracted from returns, with an additional drag coming from issue selection among consumer cyclicals and communications. However, the Fund’s holdings in capital goods, energy, and transportation outpaced those held in the Index, offsetting the aforementioned drag. Meanwhile, an allocation to legacy non-agency residential mortgage-backed securities was beneficial, as the sector was supported by rising home prices, strong consumer demand, and declining loan-to-value ratios in the underlying collateral, followed by addition contributions from commercial mortgage-backed securities, particularly those backed by non-agency collateral.

Strategically, the Fund will continue to position for good value opportunities with a higher yield profile and the search for idiosyncratic securities and themes will guide the approach. Within corporate credit, the team was able to take advantage of pricing dislocations during the first quarter of 2022 to layer in exposure. In particular, hefty new issue concessions created opportunities to add defensive, high-quality bonds at levels that we view as compensatory for the risk underwritten. Additions included banking, communications, and consumer non-cyclicals, the latter two already areas of interest given their relatively defensive nature. Meanwhile, high yield and emerging market debt remain small positions, but were upsized marginally given attractive entry points. Presently, just under 10% of the holdings are allocated to residential and commercial MBS, with approximately 15% and 8% of Fund NAV (net asset value) allocated to equities and bank loans, respectively. Going forward, expectations are that these exposures can vary substantially as value perspectives shift in the market and present yield opportunities at attractive risk-adjusted yields.

	Performance Through March 31, 2022

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception[1]
MWORX (Inception: August 2, 2021)	-4.59%	—	—	—	—	-2.09%
Bloomberg U.S. Corporate High Yield Index 2% Issuer Cap	-4.16%	—	—	—	—	-3.31%

MWOPX (Inception: August 2, 2021)	-4.16%	—	—	—	—	-2.04%
Bloomberg U.S. Corporate High Yield Index 2% Issuer Cap	-4.16%	—	—	—	—	-3.31%

[1] Non-annualized. Cumulative return for the Fund during the period of August 2, 2021 through March 31, 2022.

Metropolitan West Strategic Income Fund

M-Class (MWSTX), I-Class (MWSIX)

The MetWest Strategic Income Fund – I Class (“Fund”) fell 2.76% (net of fees), 466 bps behind the ICE BofA U.S. 3-Month Treasury Bill Index Plus 200 bps (“Index”). The largest headwind to returns came from the duration positioning, which was extended from 1.4 years to 2.4 years alongside the rise in rates (the 2-Year Treasury yield was up over 220 bps, while the 10-Year

9 / Annual Report March 2022

bellwether yield moved 60 bps higher). A further drag came from the allocation to securitized products, namely CMBS, while ABS also weighed on returns. Among residential MBS holdings, non-agency MBS issues held in the Fund experienced some price weakness later in the period despite a solid housing backdrop, while agency MBS was a drag from a sector perspective given headwinds of rate volatility and concerns over Fed pullback. Within the corporate credit exposure, investment grade credit detracted from returns, as the overall sector trailed duration-matched Treasuries by nearly 90 bps. In particular, an emphasis on consumer non-cyclicals and communications was a drag. These headwinds were somewhat offset by positive contributions coming from the smaller position in high yield credit, as the asset class was one of the few to deliver positive excess returns over Treasuries during the period.

Duration positioning ended the period at a modest 2.4 years and with long-term rates at current levels now seemingly close to fair value, the team will be slow to add meaningful duration given the potential for a large, but likely temporary, move in rates materially higher, though potential tactical adjustments will be made in a disciplined manner. On the credit side of things, after months of de-risking given historically tight valuations, the team was able to take advantage of pricing dislocations late in the period to layer back in a considerable amount of exposure. In particular, hefty new issue concessions created opportunities to add defensive, longer-tenor, high-quality bonds at levels that we view as compensatory for the risk underwritten. Additions included banking, insurance, communications, and consumer non-cyclicals, the latter two already areas of interest given their relatively defensive nature. Meanwhile, high yield and emerging market debt remain small positions, but were upsized marginally later in the period given attractive entry points. Within securitized, the strategy continues to prefer legacy non-agency MBS, which remains attractive from a collateral perspective while having the added benefit of having largely floating rate coupons if rates continue to rise. In CMBS, though current holdings continue to focus on top-of the-capital structure exposures in single asset, single borrower (SASB) AAA-rated issues, opportunities are beginning to present in AA- and A-rated collateral with good loan-to-value (LTV) ratios, i.e., protection, and good spread compensation. A similar strategy applies to CLO debt tranches, with possible additions on well-collateralized AA-rated issues offering good yields.

	Performance Through March 31, 2022

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWSTX (Inception: June 30, 2003)	-4.42%	-2.99%	2.11%	2.42%	3.16%	3.80%
ICE BofA U.S. 3-Month Treasury Bill Index Plus 200 bps	0.88%	1.90%	2.76%	3.10%	2.62%	3.26%

MWSIX (Inception: March 31, 2004)	-4.30%	-2.76%	2.29%	2.64%	3.41%	3.34%
ICE BofA U.S. 3-Month Treasury Bill Index Plus 200 bps	0.88%	1.90%	2.76%	3.10%	2.62%	3.27%

Metropolitan West Total Return Bond Fund

M-Class (MWTRX), I-Class (MWTIX), I-2-Class (MWTTX), Administrative-Class (MWTNX), Plan-Class (MWTSX)

For the year ending March 31, 2022, the MetWest Total Return Bond Fund – I Class (“Fund”) fell 4.58% (net of fees), trailing the Bloomberg U.S. Aggregate Bond Index (“Index”) by 43 bps. The Fund’s duration position was trimmed early in the period to nearly approximately a half-year short versus the benchmark, but was extended in a disciplined fashion alongside the rise in rates over the subsequent months to end the period approximately 0.1 year short. This underweight position rewarded returns as rates rose; however, the increase in duration was primarily focused in the shorter end of the curve, which underperformed as the curve flattened, resulting in a drag on performance. An underweight to lagging corporate credit was additive to returns throughout the period, though issue selection within the sector was a modest drag as names held in the Fund slightly lagged those held in the benchmark. Among securitized, the overall impact was largely flat - an overweight to ABS and CMBS resulted in a small drag, with issue selection having little additional impact, while the contributions from residential MBS issue selection were offset by an overweight to the sector as it widened. More specifically, the relative overweight to agency MBS weighed on relative returns as the sector experienced significant volatility due to rising rates and tighter monetary policy during the second half of the period. While some of this was mitigated by a focus within agency MBS on TBAs (which benefit from a higher running yield than pools), the emphasis on lower coupon issues was still a drag. Meanwhile, returns benefitted from the allocation to legacy non-agency MBS (up over 2.3% for the year, notwithstanding some price volatility in early 2022) which benefitted from a solid housing backdrop and rising prices throughout the year.

Duration positioning remained somewhat underweight the Index, and with long-term rates at current levels seemingly close to fair value, the team will be cautious in adding duration given the potential for a large, but likely temporary, move in rates materially higher, though all adjustments will be made in a disciplined manner. On the credit side, after months of de-risking given historically tight valuations, the team was able to take advantage of pricing dislocations late in the period to layer back in exposure to bring the overall sector allocation to roughly neutral versus the benchmark. In particular, hefty new issue concessions created opportunities to add defensive, longer-tenor, high-quality bonds at levels that we view as compensatory for the risk

Annual Report March 2022 / 10

underwritten. Additions included banking, insurance, communications, and consumer non-cyclicals, the latter two already areas of interest given their relatively defensive nature. Meanwhile, high yield and emerging market debt remain a small position, but were upsized marginally during the period given attractive entry points. Within securitized, the strategy continues to prefer current coupon agency MBS TBAs due to better yield carry versus specified pools as the stock effect of the Fed’s purchases as well as sponsorship from money center banks remains supportive. Among non-agency MBS, legacy issues are preferred given the ongoing fundamental improvement in borrower profiles, with the added benefit of having largely floating rate coupons, and the strategy will continue sourcing exposure at favorable valuations, but may also look to add exposure in select newer-vintage non-agency MBS if opportunities arise. In CMBS, the emphasis is on non-agency CMBS holdings, including CRE CLOs and super senior single asset, single borrower (SASB) deals, but the strategy will continue to monitor the sector for opportunities down the capital structure. A similar strategy applies to CLOs, with additions of well-collateralized AA-rated issues offering good yields alongside solid liquidity, while other ABS exposure includes government-guaranteed FFELP student loans.

	Performance Through March 31, 2022

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)

MWTRX (Inception: March 31, 1997)	-6.47%	-4.69%	2.05%	2.31%	2.88%	5.56%
Bloomberg U.S. Aggregate Bond Index	-5.92%	-4.15%	1.69%	2.14%	2.24%	4.71%

MWTIX (Inception: March 31, 2000)	-6.38%	-4.58%	2.24%	2.51%	3.10%	5.37%
Bloomberg U.S. Aggregate Bond Index	-5.92%	-4.15%	1.69%	2.14%	2.24%	4.44%

MWTTX (Inception: March 6, 2020)	-6.43%	-4.65%	—	—	—	-1.99%
Bloomberg U.S. Aggregate Bond Index	-5.92%	-4.15%	—	—	—	-1.97%

MWTNX (Inception: December 18, 2009)	-6.53%	-4.89%	1.90%	2.17%	2.74%	3.69%
Bloomberg U.S. Aggregate Bond Index	-5.92%	-4.15%	1.69%	2.14%	2.24%	2.92%

MWTSX (Inception: August 1, 2011)	-6.33%	-4.50%	2.34%	2.60%	3.17%	3.33%
Bloomberg U.S. Aggregate Bond Index	-5.92%	-4.15%	1.69%	2.14%	2.24%	2.44%

Metropolitan West Ultra Short Bond Fund

M-Class (MWUSX), I-Class (MWUIX)

The MetWest Ultra Short Bond Fund – I Class (“Fund”) fell 1.21% (net of fees) for the one-year period ending March 31, 2022, lagging the ICE BofA 1-Year U.S. Treasury Index (“Index”) by 27 bps. On the heels of COVID-induced financial stimulus and accommodative monetary policy, inflation concerns were prevalent throughout 2021 and have increased considerably in the first quarter of 2022, with Russia’s invasion of Ukraine creating further volatility and price pressures. As such, markets re-priced considerably with rates rising across the maturity spectrum led by front-end of the curve, with the 2-Year up over 200 basis points (bps) and the 10-Year up nearly 60 bps since March of last year. The Fund’s duration position, which was reduced earlier in the year and gradually extended in the second half of the year, has remained short the Index for a majority of the period, benefiting performance in the rising rate environment. However, an overweight to the front-end detracted. The allocation to corporate credit, meanwhile, produced a drag as the sector grappled with supply chain issues and volatility throughout the year, trailing Treasuries by 8 bps on a duration-adjusted basis. Despite the challenges faced in the space, positive contribution came from issue selection, notably in airlines and autos, diversified manufacturing, and food & beverage. Within securitized, the Fund’s position in non-agency MBS was beneficial as the sector posted over 2% total return for the period, supported by rising home prices, strong consumer demand, and declining loan-to-value ratios in the underlying collateral. CMBS positioning favors non-agency backed collateral, which further benefited returns as the sector outperformed Treasuries by 14 bps on a duration-adjusted basis. Challenged by rate volatility and Fed tapering, agency MBS held back returns, though this drag was offset by the Fund’s preference for TBAs (To be announced) given their higher running yield versus pools.

A shorter-than-Index duration positioning was extended throughout the year as rates moved higher, ending at 0.1 years long versus the Index. With long-term rates at current levels seemingly close to fair value, the team will be slow to add meaningful duration given the potential for a large, but likely temporary, move in rates materially higher, though potential tactical adjustments will be made in a disciplined manner. Among corporate credit, after months of de-risking given historically tight valuations, the team was able to take advantage of pricing dislocations during the first quarter of 2022 to layer back in exposure. In particular, hefty new issue concessions created opportunities to add defensive, high-quality bonds at levels that we view as compensatory for the risk underwritten. Additions included banking, communications, and consumer non-cyclicals, the latter two already areas of interest given their relatively defensive nature. Meanwhile, high yield and emerging market debt remain small positions, but were upsized marginally given attractive entry points. Within securitized, the strategy continues to prefer current coupon agency MBS TBAs due to better yield carry versus specified pools as the stock effect of the Fed’s purchases as well as sponsorship from money center banks remains supportive. Among non-agency MBS, legacy issues are preferred given the ongoing fundamental improvement in

11 / Annual Report March 2022

borrower profiles, with the added benefit of having largely floating rate coupons, and the strategy will continue sourcing exposure at favorable valuations, but may also look to add exposure in select newer-vintage non-agency MBS if opportunities arise. In CMBS, the emphasis is on non-agency CMBS holdings, including CRE CLOs and super senior single asset, single borrower (SASB) deals, but the strategy will continue to monitor the sector for opportunities down the capital structure. A similar strategy applies to CLOs, with current exposure focused in AAA-rated issues and an eye toward possible additions of well-collateralized AA-rated issues offering good yields alongside solid liquidity, while other ABS exposure includes government-guaranteed FFELP student loans and a very small position in automobiles.

	Performance Through March 31, 2022

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWUSX (Inception: June 30, 2003)	-1.39%	-1.14%	0.57%	0.95%	1.14%	1.66%
ICE BofA 1-Year U.S. Treasury Index	-0.98%	-0.94%	1.00%	1.22%	0.78%	1.52%

MWUIX (Inception: July 31, 2004)	-1.54%	-1.21%	0.66%	1.11%	1.28%	1.52%
ICE BofA 1-Year U.S. Treasury Index	-0.98%	-0.94%	1.00%	1.22%	0.78%	1.56%

Metropolitan West Unconstrained Bond Fund

M-Class (MWCRX), I-Class (MWCIX), Plan-Class (MWCPX)

The MetWest Unconstrained Bond Fund – I Class (“Fund”) fell 2.88% (net of fees) during the one-year period ending March 31, 2022, trailing the ICE BofA U.S. Dollar 3-Month Deposit Offered Rate Average Index (“Index”) by 307 bps. The largest headwind to returns came from the duration positioning, which was adjusted in a range of 1.8 to 2.4 years amid rate volatility, given that the Treasury curve moved considerably higher (the 2-Year Treasury yield was up over 220 bps, while the 10-Year bellwether yield moved just 60 bps higher). Meanwhile, the allocation to spread sectors were additive, led by corporate credit. In particular, names within midstream energy, finance companies, and airlines benefitted performance. The smaller position in high yield credit also boosted returns, as the asset class was one of the few to deliver positive excess returns over Treasuries during the period (+287 bps) and the Fund upsized the exposure there on weakness in early 2022. Within the securitized products allocation, contributions were led by the Fund’s CMBS holdings, most notably non-agency backed bonds, which outperformed comparable duration-matched Treasuries by 14 bps during the period. Further benefit came from the ABS position, which remains focused on government-guaranteed FFELP student loans and high-quality CLOs. Among residential MBS, non-agency MBS issues held in the Fund experienced some price weakness later in the period, but were modestly additive to returns. Finally, agency MBS was a drag from a sector perspective given headwinds of rate volatility and concerns over Fed pullback, though this was offset by an emphasis on TBAs, which continued to benefit from a higher running yield than pools.

Duration positioning ended the period at a modest 2.0 years and with long-term rates at current levels now seemingly close to fair value, the team will be slow to add meaningful duration given the potential for a large, but likely temporary, move in rates materially higher, though potential tactical adjustments will be made in a disciplined manner. On the credit side of things, after months of de-risking given historically tight valuations, the team was able to take advantage of pricing dislocations late in the period to layer back in exposure. In particular, hefty new issue concessions created opportunities to add defensive, longer-tenor, high-quality bonds at levels that we view as compensatory for the risk underwritten. Additions included banking, insurance, communications, and consumer non-cyclicals, the latter two already areas of interest given their relatively defensive nature. Meanwhile, high yield and emerging market debt remain small positions, but were upsized marginally during the period given attractive entry points. Within securitized, the strategy continues to prefer current coupon agency MBS TBAs due to better yield carry versus specified pools as the stock effect of the Fed’s purchases as well as sponsorship from money center banks remains supportive. Among non-agency MBS, legacy issues are preferred given the ongoing fundamental improvement in borrower profiles, with the added benefit of having largely floating rate coupons, and the strategy will continue sourcing exposure at favorable valuations, but may also look to add exposure in select newer-vintage non-agency MBS if opportunities arise. In CMBS, the emphasis is on non-agency CMBS holdings, including CRE CLOs and super senior single asset, single borrower (SASB) deals, but the strategy will continue to monitor the sector for opportunities down the capital structure. A similar strategy applies to CLOs, with additions of well-collateralized AA-rated issues offering good yields alongside solid liquidity, while other ABS exposure includes government-guaranteed FFELP student loans.

Annual Report March 2022 / 12

	Performance Through March 31, 2022

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)

MWCRX (Inception: October 1, 2011)	-4.43%	-3.15%	1.63%	2.08%	2.95%	4.24%
ICE BofA U.S. Dollar 3-Month Deposit Offered Rate Average Index	0.10%	0.19%	0.97%	1.35%	0.88%	0.86%

MWCIX (Inception: October 1, 2011)	-4.31%	-2.88%	1.92%	2.37%	3.22%	4.52%
ICE BofA U.S. Dollar 3-Month Deposit Offered Rate Average Index	0.10%	0.19%	0.97%	1.35%	0.88%	0.86%

MWCPX (Inception: March 6, 2020)	-4.28%	-2.83%	—	—	—	0.41%
ICE BofA U.S. Dollar 3-Month Deposit Offered Rate Average Index	0.10%	0.19%	—	—	—	0.38%

A Disciplined Value Philosophy

While the start to the year – one of the most difficult stretches in bond market history – also signals the possibility of turbulence in the months and quarters to come, we continue, as ever, to look at challenges as opportunity. Navigating the bumpy environment also reminds us that performance can defy reason for some periods, as well. However, with appropriate risk control, discipline and alertness to buy attractive bonds at cheap and hopefully compelling prices, the stage can be set for significant longer-term outperformance. Portfolios are currently well positioned to capitalize on these opportunities, while also maintaining substantial liquidity for flexibility in all market conditions.

Thank you again for your investment in the Metropolitan West Funds. We look forward to continuing to assist you in the fulfillment of your financial goals.

Sincerely,

David B. Lippman

President and Principal Executive Officer of the Trust

Metropolitan West Funds

Portfolio composition is subject to change. The current and future portfolio holdings of the Funds are subject to investment risk.

Bond Funds have similar interest rate, issue, and credit risks as those risks associated with the underlying bonds in their portfolio, all of which could reduce a Fund’s value. As interest rates rise, the value of a Bond Fund can decline and an investor can lose principal. Additional risks to the Funds include derivatives risk, foreign securities risk, asset-backed securities investment risk, and prepayment risk. The High Yield Bond Fund purchases more speculative bonds, which are subject to greater risks than higher rated bonds, including leverage risk. The Strategic Income Fund engages in sophisticated investment strategies, and is subject to short sales and leverage risks. The AlphaTrak 500 trades futures and derivative contracts. These Funds may not be suitable for all investors.

Derivatives risk refers to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset. Foreign securities risk refers to the risk that the value of a Fund’s investments in foreign securities may decline based on changes to currency values, or political and economic environments in the countries where the Fund invests. Asset-backed securities investment risk refers to the risk that the impairment of the value of the collateral underlying the security in which a Fund invests, such as the non-payment of loans, will result in a reduction in the value of the security. Prepayment risk refers to the possibility that falling interest rates may cause the underlying loans to pay off at a faster than expected rate. This tends to reduce returns since the funds prepaid will have to be reinvested at the then lower prevailing rates. Short sale risk refers to the limited ability of a Fund to sell a debt or equity security short (without owning it) and to borrow the same security from a broker or other institution to complete the sale. If the value of the short sale increases, a Fund would lose money because it will need to replace the borrowed security by purchasing it at a higher price. Leverage risk refers to the limited ability of a Fund to borrow from broker-dealers or other institutions to leverage a transaction, provided that the borrowing is fully-collateralized. The Fund’s assets may change in value while the borrowing is outstanding, which could create interest expenses that can exceed the income from the assets retained.

13 / Annual Report March 2022

The views and forecasts expressed here are as of May 2022, are subject to change without notice and may not come to pass. Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision making, economic or market conditions or other unanticipated factors.

This report must be preceded or accompanied by a prospectus.

Annual Report March 2022 / 14

Metropolitan West Funds

Illustration of an Assumed Investment of $10,000

The graphs below illustrate the assumed investment of $10,000 for each of the Metropolitan West Funds. The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.tcw.com. Returns are due in part to market conditions which may not be repeated in the future. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Unlike an index, the Fund’s total returns are reduced by transaction costs, taxes, management fees and other expenses.

Metropolitan West AlphaTrak 500 Fund

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West AlphaTrak 500 Fund with the performance of the S&P 500 Index. The one year and average annual 10 year total returns for the Metropolitan West AlphaTrak 500 Fund were 13.35% and 15.42%, respectively. The graph assumes that distributions were reinvested.

Metropolitan West Corporate Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Corporate Bond Fund Class M with the performance of the Bloomberg U.S. Corporate Index. The one year and average annual since inception total returns for the Metropolitan West Corporate Bond Fund Class M were -4.67% and 5.12%, respectively. The inception date for Class M was June 29, 2018. The graph assumes that distributions were reinvested.

The inception date for the Metropolitan West Corporate Bond Fund Class I was June 29, 2018. The one year and average annual since inception total returns for the Metropolitan West Corporate Bond Fund Class I were -4.44% and 5.38%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Corporate Bond Fund Class I shares would have been valued at $12,175.

15 / Annual Report March 2022

Metropolitan West ESG Securitized Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West ESG Securitized Fund Class M with the performance of the Bloomberg U.S. Mortgage-Backed Securities (MBS) Index. The since inception total return for the Metropolitan West ESG Securitized Fund Class M was -5.60%. The inception date for Class M was October 1, 2021. The graph assumes that distributions were reinvested.

The inception date for the Metropolitan West ESG Securitized Fund Class I was October 1, 2021. The since inception total return for the Metropolitan West ESG Securitized Fund Class I was -5.87%. At the end of the same period, a $10,000 investment in the Metropolitan West ESG Securitized Fund Class I shares would have been valued at $9,414.

Metropolitan West Flexible Income Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Flexible Income Fund Class M with the performance of the Bloomberg U.S. Aggregate Bond Index. The one year and average annual since inception total returns for the Metropolitan West Flexible Income Fund Class M were -2.30% and 8.49%, respectively. The inception date for Class M was November 30, 2018. The graph assumes that distributions were reinvested.

The inception date for the Metropolitan West Flexible Income Fund Class I was November 30, 2018. The one year and average annual since inception total returns for the Metropolitan West Flexible Income Fund Class I were -2.05% and 8.64%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Flexible Income Fund Class I shares would have been valued at $13,181.

Annual Report March 2022 / 16

Metropolitan West Floating Rate Income Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Floating Rate Income Fund Class M with the performance of the S&P/LSTA Leveraged Loan Index. The one year and average annual since inception total returns for the Metropolitan West Floating Rate Income Fund Class M were 1.50% and 3.39%, respectively. The inception date for Class M was June 28, 2013. The graph assumes that distributions were reinvested.

The inception date for the Metropolitan West Floating Rate Income Fund Class I was June 28, 2013. The one year and average annual since inception total returns for the Metropolitan West Floating Rate Income Fund Class I were 1.61% and 3.59%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Floating Rate Income Fund Class I shares would have been valued at $13,615.

The inception date for the Metropolitan West Floating Rate Income Fund Plan Class was January 29, 2021. The one year and average annual since inception total returns for the Metropolitan West Floating Rate Income Fund Plan Class were 1.76% and 1.78%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Floating Rate Income Fund Plan Class shares would have been valued at $10,208.

Metropolitan West High Yield Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West High Yield Bond Fund Class M with the performance of the Bloomberg U.S. Corporate High Yield Index 2% Issuer Cap. The one year and average annual 10 year total returns for the Metropolitan West High Yield Bond Fund Class M were -1.30% and 4.80%, respectively. The graph assumes that distributions were reinvested.

For the Metropolitan West High Yield Bond Fund Class I, the one year and average annual 10 year total returns were -1.15% and 5.05%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West High Yield Bond Fund Class I shares would have been valued at $16,362.

17 / Annual Report March 2022

Metropolitan West Intermediate Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Intermediate Bond Fund Class M with the performance of the Bloomberg Intermediate U.S. Government/Credit Index. The one year and average annual 10 year total returns for the Metropolitan West Intermediate Bond Fund Class M were -4.63% and 2.15%, respectively. The graph assumes that distributions were reinvested.

For the Metropolitan West Intermediate Bond Fund Class I, the one year and average annual 10 year total returns were -4.33% and 2.38%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Intermediate Bond Fund Class I shares would have been valued at $12,653.

Metropolitan West Investment Grade Credit Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Investment Grade Credit Fund Class M with the performance of the Bloomberg U.S. Intermediate Credit Index. The one year and average annual since inception total returns for the Metropolitan West Investment Grade Credit Fund Class M were -5.42% and 4.19%, respectively. The inception date for Class M was June 29, 2018. The graph assumes that distributions were reinvested.

The inception date for the Metropolitan West Investment Grade Credit Fund Class I was June 29, 2018. The one year and average annual since inception total returns for the Metropolitan West Investment Grade Credit Fund Class I were -5.22% and 4.41%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Investment Grade Credit Fund Class I shares would have been valued at $11,759.

Annual Report March 2022 / 18

Metropolitan West Low Duration Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Low Duration Bond Fund Class M with the performance of the ICE BofA 1-3 Year U.S. Treasury Index. The one year and average annual 10 year total returns for the Metropolitan West Low Duration Bond Fund Class M were -2.65% and 1.62%, respectively. The graph assumes that distributions were reinvested.

For the Metropolitan West Low Duration Bond Fund Class I, the one year and average annual 10 year total returns were -2.34% and 1.84%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Low Duration Bond Fund Class I shares would have been valued at $11,999.

For the Metropolitan West Low Duration Bond Fund Administrative Class, the one year and average annual 10 year total returns were -2.74% and 1.49%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Low Duration Bond Fund Administrative Class shares would have been valued at $11,597.

Metropolitan West Opportunistic High Income Credit Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan Opportunistic High Income Credit Fund Class M with the performance of the Bloomberg U.S. Corporate High Yield Index 2% Issuer Cap. The since inception total return for the Metropolitan Opportunistic High Income Credit Fund Class M was -2.09%. The inception date for Class M was August 2, 2021. The graph assumes that distributions were reinvested.

The inception date for the Metropolitan Opportunistic High Income Credit Fund Class I was August 2, 2021. The since inception total return for the Metropolitan Opportunistic High Income Credit Fund Class I was -2.04%. At the end of the same period, a $10,000 investment in the Metropolitan Opportunistic High Income Credit Fund Class I shares would have been valued at $9,796.

19 / Annual Report March 2022

Metropolitan West Strategic Income Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Strategic Income Fund Class M with the performance of the ICE BofA U.S. 3-Month Treasury Bill Index Plus 200 bps. The one year and average annual 10 year total returns for the Metropolitan West Strategic Income Fund Class M were -2.99% and 3.16%, respectively. The graph assumes that distributions were reinvested.

For the Metropolitan West Strategic Income Fund Class I, the one year and average annual 10 year total returns were -2.76% and 3.41%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Strategic Income Fund Class I shares would have been valued at $13,979.

Metropolitan West Total Return Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Total Return Bond Fund Class M with the performance of the Bloomberg U.S. Aggregate Bond Index. The one year and average annual 10 year total returns for the Metropolitan West Total Return Bond Fund Class M were -4.69% and 2.88%, respectively. The graph assumes that distributions were reinvested.

For the Metropolitan West Total Return Bond Fund Class I, the one year and average annual 10 year total returns were -4.58% and 3.10%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Total Return Bond Fund Class I shares would have been valued at $13,575.

The inception date for the Metropolitan West Total Return Bond Fund Class I-2 was March 6, 2020. The one year and average annual since inception total returns for the Metropolitan West Total Return Bond Fund Class I-2 were -4.65% and -1.99%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Total Return Bond Fund Class I-2 shares would have been valued at $9,594.

Annual Report March 2022 / 20

For the Metropolitan West Total Return Bond Fund Administrative Class, the one year and average annual 10 year total returns were -4.89% and 2.74%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Total Return Bond Fund Administrative Class shares would have been valued at $13,102.

For the Metropolitan West Total Return Bond Fund Plan Class, the one year and average annual 10 year total returns were -4.50% and 3.17%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Total Return Bond Fund Plan Class shares would have been valued at $13,660.

Metropolitan West Ultra Short Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Ultra Short Bond Fund Class M with the performance of the ICE BofA 1-Year U.S. Treasury Index. The one year and average annual 10 year total returns for the Metropolitan West Ultra Short Bond Fund Class M were -1.14% and 1.14%, respectively. The graph assumes that distributions were reinvested.

For the Metropolitan West Ultra Short Bond Fund Class I, the one year and average annual 10 year total returns were -1.21% and 1.28%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Ultra Short Bond Fund Class I shares would have been valued at $11,358.

21 / Annual Report March 2022

Metropolitan West Unconstrained Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Unconstrained Bond Fund Class M with the performance of the ICE BofA U.S. Dollar 3-Month Deposit Offered Rate Average Index. The one year and average annual 10 year total returns for the Metropolitan West Unconstrained Bond Fund Class M were -3.15% and 2.95%, respectively. The graph assumes that distributions were reinvested.

For the Metropolitan West Unconstrained Bond Fund Class I, the one year and average annual 10 year total returns were -2.88% and 3.22%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Unconstrained Bond Fund Class I shares would have been valued at $13,731.

The inception date for the Metropolitan West Unconstrained Bond Fund Plan Class was March 6, 2020. The one year and average annual since inception total return for the Metropolitan West Unconstrained Bond Fund Plan Class were -2.83% and 0.41%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Unconstrained Bond Fund Plan Class shares would have been valued at $10,084.

Annual Report March 2022 / 22

Metropolitan West Funds

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended March 31, 2022

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return for the past six-month period, the “Expense Ratio” column shows the period’s annualized expense ratio, and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number given for your Fund in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission (SEC) requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. The Metropolitan West Funds do not charge any sales loads or exchange fees, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 10/01/21	Ending Account Value 03/31/22	Expense Ratio[1]	Expenses Paid During Period[2]
ALPHATRAK 500 FUND
Actual Fund Return	$1,000.00	$1,041.50	0.76%	$3.87
Hypothetical 5% Return	$1,000.00	$1,021.14	0.76%	$3.83

CORPORATE BOND FUND

Actual Fund Return
Class M	$1,000.00	$ 922.80	0.75%	$3.60
Class I	$1,000.00	$ 923.90	0.50%	$2.40

Hypothetical 5% Return
Class M	$1,000.00	$1,021.19	0.75%	$3.78
Class I	$1,000.00	$1,022.44	0.50%	$2.52

ESG SECURITIZED FUND

Actual Fund Return
Class M	$1,000.00	$ 944.00	0.79%	$3.83
Class I	$1,000.00	$ 941.30	0.49%	$2.37

Hypothetical 5% Return
Class M	$1,000.00	$1,020.99	0.79%	$3.98
Class I	$1,000.00	$1,022.49	0.49%	$2.47

[1]	Annualized, based on the Fund’s most recent fiscal half-year expenses.
[2]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182 days then divided by 365 (to reflect the one-half year period shown).

23 / Annual Report March 2022

	Beginning Account Value 10/01/21	Ending Account Value 03/31/22	Expense Ratio[1]	Expenses Paid During Period[2]
FLEXIBLE INCOME FUND
Actual Fund Return
Class M	$1,000.00	$ 953.80	0.80%	$3.90
Class I	$1,000.00	$ 955.00	0.55%	$2.68

Hypothetical 5% Return
Class M	$1,000.00	$1,020.94	0.80%	$4.03
Class I	$1,000.00	$1,022.19	0.55%	$2.77

FLOATING RATE INCOME FUND

Actual Fund Return
Class M	$1,000.00	$ 997.30	0.90%	$4.48
Class I	$1,000.00	$ 997.20	0.70%	$3.49
Plan Class	$1,000.00	$ 997.80	0.60%	$2.99

Hypothetical 5% Return
Class M	$1,000.00	$1,020.44	0.90%	$4.53
Class I	$1,000.00	$1,021.44	0.70%	$3.53
Plan Class	$1,000.00	$1,021.94	0.60%	$3.02

HIGH YIELD BOND FUND

Actual Fund Return
Class M	$1,000.00	$ 955.20	0.85%	$4.14
Class I	$1,000.00	$ 956.30	0.60%	$2.93

Hypothetical 5% Return
Class M	$1,000.00	$1,020.69	0.85%	$4.28
Class I	$1,000.00	$1,021.94	0.60%	$3.02

INTERMEDIATE BOND FUND

Actual Fund Return
Class M	$1,000.00	$ 946.40	0.70%	$3.40
Class I	$1,000.00	$ 948.30	0.47%	$2.28

Hypothetical 5% Return
Class M	$1,000.00	$1,021.44	0.70%	$3.53
Class I	$1,000.00	$1,022.59	0.47%	$2.37

INVESTMENT GRADE CREDIT FUND

Actual Fund Return
Class M	$1,000.00	$ 931.30	0.70%	$3.37
Class I	$1,000.00	$ 932.30	0.49%	$2.36

Hypothetical 5% Return
Class M	$1,000.00	$1,021.44	0.70%	$3.53
Class I	$1,000.00	$1,022.49	0.49%	$2.47

LOW DURATION BOND FUND

Actual Fund Return
Class M	$1,000.00	$ 968.60	0.62%	$3.04
Class I	$1,000.00	$ 969.60	0.41%	$2.01
Administrative Class	$1,000.00	$ 968.40	0.72%	$3.53

Hypothetical 5% Return
Class M	$1,000.00	$1,021.84	0.62%	$3.13
Class I	$1,000.00	$1,022.89	0.41%	$2.07
Administrative Class	$1,000.00	$1,021.34	0.72%	$3.63

[1]	Annualized, based on the Fund’s most recent fiscal half-year expenses.
[2]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182 days then divided by 365 (to reflect the one-half year period shown).

Annual Report March 2022 / 24

	Beginning Account Value 10/01/21	Ending Account Value 03/31/22	Expense Ratio[1]	Expenses Paid During Period[2]
OPPORTUNISTIC HIGH INCOME CREDIT FUND

Actual Fund Return
Class M	$1,000.00	$ 954.10	0.85%	$4.14
Class I	$1,000.00	$ 956.00	0.60%	$2.93

Hypothetical 5% Return
Class M	$1,000.00	$1,020.69	0.85%	$4.28
Class I	$1,000.00	$1,021.94	0.60%	$3.02

STRATEGIC INCOME FUND

Actual Fund Return
Class M	$1,000.00	$ 955.80	1.04%	$5.07
Class I	$1,000.00	$ 957.00	0.80%	$3.90
Hypothetical 5% Return
Class M	$1,000.00	$1,019.75	1.04%	$5.24
Class I	$1,000.00	$1,020.94	0.80%	$4.03

TOTAL RETURN BOND FUND

Actual Fund Return
Class M	$1,000.00	$ 935.30	0.64%	$3.09
Class I	$1,000.00	$ 936.20	0.44%	$2.12
Class I-2	$1,000.00	$ 935.70	0.53%	$2.56
Administrative Class	$1,000.00	$ 934.70	0.77%	$3.71
Plan Class	$1,000.00	$ 936.70	0.36%	$1.74

Hypothetical 5% Return
Class M	$1,000.00	$1,021.74	0.64%	$3.23
Class I	$1,000.00	$1,022.74	0.44%	$2.22
Class I-2	$1,000.00	$1,022.29	0.53%	$2.67
Administrative Class	$1,000.00	$1,021.09	0.77%	$3.88
Plan Class	$1,000.00	$1,023.14	0.36%	$1.82

ULTRA SHORT BOND FUND

Actual Fund Return
Class M	$1,000.00	$ 986.10	0.50%	$2.48
Class I	$1,000.00	$ 984.60	0.34%	$1.68

Hypothetical 5% Return
Class M	$1,000.00	$1,022.44	0.50%	$2.52
Class I	$1,000.00	$1,023.24	0.34%	$1.72

UNCONSTRAINED BOND FUND

Actual Fund Return
Class M	$1,000.00	$ 955.70	1.02%	$4.97
Class I	$1,000.00	$ 956.90	0.75%	$3.66
Plan Class	$1,000.00	$ 957.20	0.68%	$3.32

Hypothetical 5% Return
Class M	$1,000.00	$1,019.85	1.02%	$5.14
Class I	$1,000.00	$1,021.19	0.75%	$3.78
Plan Class	$1,000.00	$1,021.54	0.68%	$3.43

[1]	Annualized, based on the Fund’s most recent fiscal half-year expenses.
[2]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182 days then divided by 365 (to reflect the one-half year period shown).

25 / Annual Report March 2022

Metropolitan West Funds

Summary of Portfolio Holdings

March 31, 2022

These tables are provided to give you a quick reference to the composition of each Fund. The “Sector Diversification” table is a percentage of net assets. We hope that this information enhances your understanding of the different kinds of investments in the Funds.

ALPHATRAK 500 FUND

Sector Diversification
Corporate Bonds	28.38%
Mutual Funds	18.11%
Asset-Backed Securities	10.85%
Non-Agency Commercial Mortgage-Backed	9.06%
Money Market Funds	8.12%
Non-Agency Mortgage-Backed	6.14%
U.S. Treasury Bills	4.70%
U.S. Agency Mortgage-Backed	3.97%
U.S. Agency Discount Notes	2.64%
U.S. Agency Commercial Mortgage-Backed	2.54%
Municipal Bonds	2.00%
U.S. Treasury Securities	0.32%
Common Stock	0.05%
Rights	0.00%
Other*	3.12%
Total	100.00%

CORPORATE BOND FUND

Sector Diversification
Corporate Bonds	89.39%
U.S. Treasury Securities	2.93%
Municipal Bonds	2.90%
Money Market Funds	2.83%
Asset-Backed Securities	0.32%
Non-Agency Commercial Mortgage-Backed	0.26%
U.S. Agency Commercial Mortgage-Backed	0.20%
U.S. Agency Mortgage-Backed	0.11%
Written Swaptions	(0.08)%
Other*	1.14%
Total	100.00%

ESG SECURITIZED FUND

Sector Diversification
U.S. Agency Mortgage-Backed	45.48%
Non-Agency Commercial Mortgage-Backed	38.11%
U.S. Treasury Securities	18.59%
Asset-Backed Securities	6.50%
Money Market Funds	2.13%
U.S. Agency Commercial Mortgage-Backed	1.70%
U.S. Agency Discount Notes	0.91%
Other*	(13.42)%
Total	100.00%

FLEXIBLE INCOME FUND

Sector Diversification
Corporate Bonds	35.21%
Non-Agency Mortgage-Backed	19.70%
U.S. Agency Mortgage-Backed	14.72%
Non-Agency Commercial Mortgage-Backed	9.81%
Asset-Backed Securities	7.21%
Bank Loans	6.87%
Money Market Funds	6.15%
U.S. Treasury Bills	4.76%
Foreign Government Obligations	2.32%
U.S. Agency Commercial Mortgage-Backed	2.01%
U.S. Treasury Securities	1.19%
Municipal Bonds	0.65%
Common Stock	0.32%
Warrant	0.01%
Rights	0.00%
Written Options	(0.04)%
Other*	(10.89)%
Total	100.00%

FLOATING RATE INCOME FUND

Sector Diversification
Bank Loans	88.53%
Corporate Bonds	6.16%
U.S. Treasury Bills	4.76%
Money Market Funds	2.19%
Common Stock	0.06%
Warrant	0.01%
Rights	0.00%
Other*	(1.71)%
Total	100.00%

HIGH YIELD BOND FUND

Sector Diversification
Corporate Bonds	81.55%
Bank Loans	11.69%
Money Market Funds	4.33%
Common Stock	1.09%
Warrant	0.01%
Rights	0.00%
Other*	1.33%
Total	100.00%

Annual Report March 2022 / 26

INTERMEDIATE BOND FUND

Sector Diversification
U.S. Treasury Securities	45.65%
Corporate Bonds	32.95%
U.S. Agency Mortgage-Backed	8.72%
Asset-Backed Securities	6.83%
Non-Agency Mortgage-Backed	5.03%
Money Market Funds	4.29%
Non-Agency Commercial Mortgage-Backed	2.01%
Bank Loans	1.45%
Municipal Bonds	0.79%
Foreign Government Obligations	0.15%
Common Stock	0.06%
Purchased Options	0.01%
U.S. Agency Commercial Mortgage-Backed	0.01%
Rights	0.00%
Written Options	(0.27)%
Other*	(7.68)%
Total	100.00%

INVESTMENT GRADE CREDIT FUND

Sector Diversification
Corporate Bonds	66.31%
U.S. Agency Mortgage-Backed	10.48%
Non-Agency Commercial Mortgage-Backed	7.07%
Non-Agency Mortgage-Backed	6.75%
Municipal Bonds	5.47%
Asset-Backed Securities	5.43%
Money Market Funds	2.83%
U.S. Treasury Securities	2.37%
U.S. Agency Commercial Mortgage-Backed	0.80%
Written Options	(0.08)%
Written Swaptions	(0.09)%
Other*	(7.34)%
Total	100.00%

LOW DURATION BOND FUND

Sector Diversification
Corporate Bonds	31.51%
U.S. Treasury Securities	25.02%
U.S. Agency Mortgage-Backed	16.03%
Non-Agency Mortgage-Backed	12.71%
Non-Agency Commercial Mortgage-Backed	8.43%
Asset-Backed Securities	8.33%
U.S. Agency Commercial Mortgage-Backed	4.15%
Money Market Funds	3.99%
U.S. Treasury Bills	2.80%
Bank Loans	2.71%
Municipal Bonds	0.92%
Purchased Options	0.01%
Common Stock	0.00%
Purchased Swaptions	0.00%
Written Swaptions	0.00%
Written Options	(0.28)%
Other*	(16.33)%
Total	100.00%

OPPORTUNISTIC HIGH INCOME CREDIT FUND

Sector Diversification
Corporate Bonds	63.50%
Common Stock	12.48%
Bank Loans	7.94%
Non-Agency Mortgage-Backed	4.66%
Non-Agency Commercial Mortgage-Backed	4.01%
Money Market Funds	3.20%
Master Limited Partnerships	2.63%
U.S. Agency Commercial Mortgage-Backed	1.17%
Other*	0.41%
Total	100.00%

STRATEGIC INCOME FUND

Sector Diversification
Corporate Bonds	36.73%
Non-Agency Mortgage-Backed	22.55%
Asset-Backed Securities	17.57%
Non-Agency Commercial Mortgage-Backed	10.64%
U.S. Agency Mortgage-Backed	9.29%
U.S. Agency Commercial Mortgage-Backed	5.20%
Money Market Funds	2.96%
Municipal Bonds	0.49%
Common Stock	0.34%
Foreign Government Obligations	0.10%
Rights	0.00%
Written Options	(0.06)%
Written Swaptions	(0.08)%
Other*	(5.73)%
Total	100.00%

TOTAL RETURN BOND FUND

Sector Diversification
U.S. Agency Mortgage-Backed	32.31%
U.S. Treasury Securities	32.05%
Corporate Bonds	28.89%
Non-Agency Mortgage-Backed	7.36%
U.S. Agency Discount Notes	6.14%
U.S. Treasury Bills	4.67%
Asset-Backed Securities	4.34%
Money Market Funds	2.38%
Bank Loans	2.01%
Non-Agency Commercial Mortgage-Backed	2.01%
Foreign Government Obligations	1.17%
Municipal Bonds	0.67%
Common Stock	0.09%
Purchased Options	0.01%
Rights	0.00%
U.S. Agency Commercial Mortgage-Backed	0.00%
Written Swaptions	(0.08)%
Written Options	(0.29)%
Other*	(23.73)%
Total	100.00%

27 / Annual Report March 2022

ULTRA SHORT BOND FUND

Sector Diversification

U.S. Treasury Securities	27.47%
Corporate Bonds	26.04%
U.S. Agency Mortgage-Backed	17.02%
U.S. Treasury Bills	9.59%
Non-Agency Mortgage-Backed	8.39%
Non-Agency Commercial Mortgage-Backed	7.39%
Asset-Backed Securities	7.20%
Money Market Funds	4.60%
U.S. Agency Discount Notes	3.61%
U.S. Agency Commercial Mortgage-Backed	2.71%
Municipal Bonds	0.86%
Purchased Options	0.01%
Written Options	(0.32)%
Other*	(14.57)%
Total	100.00%

UNCONSTRAINED BOND FUND

Sector Diversification

Corporate Bonds	30.77%
Non-Agency Mortgage-Backed	25.75%
Asset-Backed Securities	14.13%
U.S. Agency Mortgage-Backed	12.05%
Non-Agency Commercial Mortgage-Backed	7.15%
U.S. Treasury Bills	5.04%
Money Market Funds	4.78%
Bank Loans	3.99%
Foreign Government Obligations	3.16%
U.S. Treasury Securities	1.42%
U.S. Agency Commercial Mortgage-Backed	1.15%
U.S. Agency Discount Notes	0.50%
Municipal Bonds	0.48%
Common Stock	0.30%
Purchased Options	0.01%
Rights	0.00%
Written Swaptions	(0.08)%
Written Options	(0.27)%
Other*	(10.33)%
Total	100.00%

*	Includes cash and equivalents, futures, foreign currency exchange contracts, swaps, pending trades, fund share transactions, interest and dividends receivable and accrued expenses payable.

In addition to the annual and semi-annual reports, the Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. Such filings occur no later than 60 days after the end of the Funds’ first and third quarters and are available on the SEC’s website at www.sec.gov.

Annual Report March 2022 / 28

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value
BONDS – 63.26%
ASSET-BACKED SECURITIES — 10.85%**
ACAM Ltd.,
Series 2019-FL1, Class A
(Cayman Islands)
(SOFR30A plus 1.51%)
1.56%	11/17/34[1,2,3]	$115,192	$113,741
Access Group, Inc.,
Series 2015-1, Class A
(LIBOR USD 1-Month plus 0.70%)
1.16%	07/25/56[1,2]	11,390	11,216
Aimco CLO 11 Ltd.,
Series 2020-11A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.13%)
1.37%	10/17/34[1,2,3]	100,000	99,045
Barings CLO Ltd.,
Series 2013-IA, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.80%)
1.05%	01/20/28[1,2,3]	57,285	56,979
Barings CLO Ltd.,
Series 2018-3A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 0.95%)
1.20%	07/20/29[1,2,3]	66,293	65,925
Bayview Commercial Asset Trust,
Series 2004-3, Class A1
(LIBOR USD 1-Month plus 0.56%)
1.01%	01/25/35[1,2]	7,454	7,411
Brazos Higher Education Authority, Inc.,
Series 2010-1, Class A2
(LIBOR USD 3-Month plus 1.20%)
1.70%	02/25/35[2]	215,000	216,334
Brazos Higher Education Authority, Inc.,
Series 2011-1, Class A2
(LIBOR USD 3-Month plus 0.80%)
1.30%	02/25/30[2]	141,802	141,858
BSPRT Issuer Ltd.,
Series 2019-FL5, Class A
(Cayman Islands)
(LIBOR USD 1-Month plus 1.15%)
1.55%	05/15/29[1,2,3]	217,783	217,249
Cedar Funding XII CLO Ltd.,
Series 2020-12A, Class A1R
(Cayman Islands)
(LIBOR USD 3-Month plus 1.13%)
1.39%	10/25/34[1,2,3]	100,000	99,096
CLNC Ltd.,
Series 2019-FL1, Class A
(Cayman Islands)
(SOFR30A plus 1.36%)
1.41%	08/20/35[1,2,3]	221,498	219,734
Dryden XXVI Senior Loan Fund,
Series 2013-26A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.90%)
1.14%	04/15/29[1,2,3]	47,947	47,680

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Eaton Vance CLO Ltd.,
Series 2020-1A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.17%)
1.41%	10/15/34[1,2,3]	$150,000	$148,447
Educational Funding of the South, Inc.,
Series 2011-1, Class A2
(LIBOR USD 3-Month plus 0.65%)
0.91%	04/25/35[2]	1,800	1,794
Educational Funding of the South, Inc.,
Series 2012-1, Class A
(LIBOR USD 1-Month plus 1.05%)
1.51%	03/25/36[2]	20,674	20,636
Ford Credit Floorplan Master Owner Trust A,
Series 2019-3, Class A1
2.23%	09/15/24	250,000	250,728
GoldenTree Loan Management U.S. CLO 8 Ltd.,
Series 2020-8A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.15%)
1.40%	10/20/34[1,2,3]	140,000	138,480
GPMT Ltd.,
Series 2019-FL2, Class A
(Cayman Islands)
(LIBOR USD 1-Month plus 1.30%)
1.75%	02/22/36[1,2,3]	50,841	50,226
Higher Education Funding I,
Series 2014-1, Class A
(LIBOR USD 3-Month plus 1.05%)
1.55%	05/25/34[1,2]	73,743	73,828
Invitation Homes Trust,
Series 2018-SFR2, Class B
(LIBOR USD 1-Month plus 1.08%)
1.48%	06/17/37[1,2]	99,984	99,286
LCM 29 Ltd.,
Series 29A, Class XR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.80%)
1.04%	04/15/31[1,2,3]	102,273	101,621
LoanCore Issuer Ltd.,
Series 2018-CRE1, Class AS
(Cayman Islands)
(LIBOR USD 1-Month plus 1.50%)
1.90%	05/15/28[1,2,3]	215,000	214,189
LoanCore Issuer Ltd.,
Series 2019-CRE2, Class A
(Cayman Islands)
(LIBOR USD 1-Month plus 1.13%)
1.53%	05/15/36[1,2,3]	88,730	88,148
MF1 Ltd.,
Series 2020-FL4, Class A
(CME Term SOFR 1-Month plus 1.81%)
2.14%	11/15/35[1,2]	220,000	218,132
Navient Student Loan Trust,
Series 2014-1, Class A3
(LIBOR USD 1-Month plus 0.51%)
0.97%	06/25/31[2]	84,744	83,149

See accompanying Notes to Financial Statements.

29 / Annual Report March 2022

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Navient Student Loan Trust,
Series 2017-2A, Class A
(LIBOR USD 1-Month plus 1.05%)
1.51%	12/27/66[1,2]		$66,641	$66,863
Navient Student Loan Trust,
Series 2017-4A, Class A2
(LIBOR USD 1-Month plus 0.50%)
0.96%	09/27/66[1,2]		37,729	37,757
Nelnet Student Loan Trust,
Series 2014-3A, Class A
(LIBOR USD 1-Month plus 0.58%)
1.04%	06/25/41[1,2]		12,900	12,720
North Carolina State Education Authority,
Series A3, Class A3
(LIBOR USD 3-Month plus 0.90%)
1.16%	10/25/41[2]		8,322	8,321
NYACK Park CLO Ltd.,
Series 2021-1A, Class X
(Cayman Islands)
(LIBOR USD 3-Month plus 0.65%)
0.77%	10/20/34[1,2,3]		120,000	118,888
OCP CLO Ltd.,
Series 2017-14A, Class A1A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.15%)
1.63%	11/20/30[1,2,3]		85,000	84,621
OHA Credit Funding 7 Ltd.,
Series 2020-7A, Class AR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.30%)
2.15%	02/24/37[1,2,3]		115,000	114,520
Palmer Square CLO Ltd.,
Series 2014-1A, Class A1R2
(Cayman Islands)
(LIBOR USD 3-Month plus 1.13%)
1.37%	01/17/31[1,2,3]		85,000	84,597
PHEAA Student Loan Trust,
Series 2016-1A, Class A
(LIBOR USD 1-Month plus 1.15%)
1.61%	09/25/65[1,2]		54,645	54,771
Progress Residential Trust,
Series 2019-SFR3, Class A
2.27%	09/17/36[1]		119,163	115,686
Progress Residential Trust,
Series 2019-SFR4, Class A
2.69%	10/17/36[1]		100,000	98,410
Rockford Tower CLO Ltd.,
Series 2017-3A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.19%)
1.44%	10/20/30	[1,2,3]	130,000	129,376
SLM Student Loan Trust,
Series 2003-10A, Class A3
(LIBOR USD 3-Month plus 0.47%)
1.30%	12/15/27[1,2]		2,240	2,239

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust,
Series 2003-11, Class A6
(LIBOR USD 3-Month plus 0.55%)
1.38%	12/15/25[1,2]	$14,016	$13,993
SLM Student Loan Trust,
Series 2004-1, Class A4
(LIBOR USD 3-Month plus 0.26%)
0.52%	10/27/25[2]	21,057	21,019
SLM Student Loan Trust,
Series 2005-4, Class A3
(LIBOR USD 3-Month plus 0.12%)
0.38%	01/25/27[2]	36,829	36,674
SLM Student Loan Trust,
Series 2005-5, Class A4
(LIBOR USD 3-Month plus 0.14%)
0.40%	10/25/28[2]	80,314	80,019
SLM Student Loan Trust,
Series 2005-7, Class A4
(LIBOR USD 3-Month plus 0.15%)
0.41%	10/25/29[2]	206,578	205,356
SLM Student Loan Trust,
Series 2008-5, Class A4
(LIBOR USD 3-Month plus 1.70%)
1.96%	07/25/23[2]	97,673	98,009
SLM Student Loan Trust,
Series 2008-6, Class A4
(LIBOR USD 3-Month plus 1.10%)
1.36%	07/25/23[2]	139,643	137,986
SLM Student Loan Trust,
Series 2008-9, Class A
(LIBOR USD 3-Month plus 1.50%)
1.76%	04/25/23[2]	36,755	36,756
SLM Student Loan Trust,
Series 2012-1, Class A3
(LIBOR USD 1-Month plus 0.95%)
1.41%	09/25/28[2]	142,311	139,951
SLM Student Loan Trust,
Series 2012-2, Class A
(LIBOR USD 1-Month plus 0.70%)
1.16%	01/25/29[2]	82,061	79,794
SLM Student Loan Trust,
Series 2013-4, Class A
(LIBOR USD 1-Month plus 0.55%)
1.01%	06/25/43[2]	5,617	5,527
Sofi Professional Loan Program, LLC,
Series 2019-A, Class A2FX
3.69%	06/15/48[1]	201,808	202,818
Toyota Auto Receivables Owner Trust,
Series 2018-B, Class A4
3.11%	11/15/23	120,667	121,003

Total Asset-Backed Securities
(Cost $4,927,786)			4,892,606

CORPORATES — 28.38%*

Banking — 8.50%
Bank of America Corp.
3.00%	12/20/23[4]	91,000	91,264

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 30

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Banking (continued)
Bank of America Corp.
(MTN)
3.46%	03/15/25[4]	$550,000	$553,601
Credit Suisse Group AG
(Switzerland)
2.59%	09/11/25[1,3,4]	220,000	212,320
Discover Bank
(BKNT)
4.20%	08/08/23	125,000	127,183
DNB Bank ASA
(Norway)
0.86%	09/30/25[1,3,4]	200,000	189,561
HSBC Holdings PLC
(United Kingdom)
3.00%	03/10/26[3,4]	315,000	308,979
ING Groep NV
(Netherlands)
3.87%	03/28/26[3,4]	200,000	201,075
JPMorgan Chase & Co.
0.77%	08/09/25[4]	110,000	104,397
0.97%	06/23/25[4]	50,000	47,769
3.21%	04/01/23[4]	200,000	200,104
4.02%	12/05/24[4]	290,000	294,766
Lloyds Banking Group PLC
(United Kingdom)
2.91%	11/07/23[3,4]	200,000	200,341
3.87%	07/09/25[3,4]	60,000	60,667
Macquarie Group Ltd.
(Australia)
1.20%	10/14/25[1,3,4]	90,000	85,140
1.34%	01/12/27[1,3,4]	70,000	63,863
3.19%	11/28/23[1,3,4]	90,000	90,172
NatWest Group PLC
(United Kingdom)
4.27%	03/22/25[3,4]	105,000	106,278
4.52%	06/25/24[3,4]	75,000	76,154
Santander UK Group Holdings PLC
(United Kingdom)
1.53%	08/21/26[3,4]	200,000	184,066
3.37%	01/05/24[3,4]	155,000	155,531
4.80%	11/15/24[3,4]	75,000	76,740
UBS AG
(Switzerland)
0.70%	08/09/24[1,3]	200,000	189,664
Wells Fargo & Co.
2.19%	04/30/26[4]	220,000	212,369

			3,832,004

Communications — 2.36%
AT&T, Inc.
(LIBOR USD 3-Month plus 1.18%)
1.98%	06/12/24[2]	175,000	177,597
Charter Communications Operating LLC/Charter
Communications Operating Capital
(LIBOR USD 3-Month plus 1.65%)
1.97%	02/01/24[2]	125,000	127,470

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Communications (continued)
CSC Holdings LLC
4.13%	12/01/30[1]	$75,000	$66,136
Intelsat Jackson Holdings SA
(Luxembourg)
6.50%	03/15/30[1,3]	131,000	131,004
Intelsat Jackson Holdings SA,
Class B
8.50%	10/15/24[1,3,5,6,7,8]	20,000	—
Intelsat Jackson Holdings SA,
Class B
(Luxembourg)
9.75%	07/15/25[1,3,5,6,7,8]	61,000	—
Qwest Corp.
7.25%	09/15/25	100,000	109,250
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC
4.74%	03/20/25[1]	165,000	168,536
5.15%	03/20/28[1]	50,000	52,698
T-Mobile USA, Inc.
2.25%	02/15/26	113,000	106,604
2.63%	04/15/26	124,000	118,693
Virgin Media Secured Finance PLC
(United Kingdom)
5.50%	05/15/29[1,3]	5,000	4,971

			1,062,959

Consumer Discretionary — 2.23%
Bacardi Ltd.
(Bermuda)
4.45%	05/15/25[1,3]	100,000	102,449
Constellation Brands, Inc.
3.20%	02/15/23	110,000	110,751
GSK Consumer Healthcare Capital UK PLC
(United Kingdom)
3.13%	03/24/25[1,3]	250,000	249,381
Hyatt Hotels Corp.
1.30%	10/01/23	140,000	136,529
Imperial Brands Finance PLC
(United Kingdom)
3.75%	07/21/22[1,3]	195,000	195,643
Magallanes, Inc.
3.43%	03/15/24[1]	210,000	211,161

			1,005,914

Electric — 1.66%
Alliant Energy Finance LLC
3.75%	06/15/23[1]	140,000	141,636
American Electric Power Co., Inc.
2.03%	03/15/24	120,000	118,036
Dominion Energy, Inc.,
Series B
2.75%	09/15/22	150,000	150,342
El Paso Electric Co.
3.30%	12/15/22	50,000	50,267
FirstEnergy Transmission LLC
2.87%	09/15/28[1]	128,000	118,989

See accompanying Notes to Financial Statements.

31 / Annual Report March 2022

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Electric (continued)
NextEra Energy Capital Holdings, Inc.
2.94%	03/21/24	$170,000	$170,090

			749,360

Energy — 1.03%
Antero Resources Corp.
8.38%	07/15/26[1]	9,000	9,959
Energy Transfer LP
4.25%	04/01/24	150,000	153,009
5.50%	06/01/27	12,000	12,910
Occidental Petroleum Corp.
0.00%	10/10/36[9]	25,000	13,460
Plains All American Pipeline LP/PAA Finance Corp.
4.65%	10/15/25	125,000	128,060
Southern Co. Gas Capital Corp.
3.88%	11/15/25	100,000	101,894
Sunoco LP/Sunoco Finance Corp.
4.50%	04/30/30[1]	14,000	12,919
Transocean Phoenix 2 Ltd.
(Cayman Islands)
7.75%	10/15/24[1,3]	10,500	10,592
Transocean Pontus Ltd.
(Cayman Islands)
6.13%	08/01/25[1,3]	3,690	3,673
Transocean Poseidon Ltd.
(Cayman Islands)
6.88%	02/01/27[1,3]	16,875	16,733
Transocean Proteus Ltd.
(Cayman Islands)
6.25%	12/01/24[1,3]	2,000	1,988

			465,197

Finance — 4.65%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
(Ireland)
3.15%	02/15/24[3]	150,000	147,715
Air Lease Corp.
2.25%	01/15/23	75,000	75,059
American Express Co.
2.25%	03/04/25	110,000	108,041
Avolon Holdings Funding Ltd.
(Cayman Islands)
2.53%	11/18/27[1,3]	5,000	4,426
Capital One Financial Corp.
1.34%	12/06/24[4]	120,000	116,480
Citigroup, Inc.
2.88%	07/24/23[4]	225,000	225,367
3.35%	04/24/25[4]	290,000	290,842
(LIBOR USD 3-Month plus 0.95%)
1.21%	07/24/23[2]	30,000	30,053
Goldman Sachs Group, Inc. (The)
1.22%	12/06/23	90,000	87,906
3.27%	09/29/25[4]	40,000	39,980

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Finance (continued)
Goldman Sachs Group, Inc. (The)
(MTN)
(LIBOR USD 3-Month plus 1.60%)
2.11%	11/29/23[2]	$75,000	$75,996
Morgan Stanley
(MTN)
0.53%	01/25/24[4]	150,000	147,594
2.72%	07/22/25[4]	400,000	395,873
Nationwide Building Society
(United Kingdom)
3.62%	04/26/23[1,3,4]	90,000	90,019
3.77%	03/08/24[1,3,4]	75,000	75,444
4.36%	08/01/24[1,3,4]	75,000	76,178
Park Aerospace Holdings Ltd.
(Cayman Islands)
4.50%	03/15/23[1,3]	110,000	110,835

			2,097,808

Food — 0.14%
Post Holdings, Inc.
4.63%	04/15/30[1]	68,000	61,343

Gaming — 0.10%
CDI Escrow Issuer, Inc.
5.75%	04/01/30[1]	45,000	45,513

Health Care — 2.92%
AbbVie, Inc.
3.75%	11/14/23	125,000	127,456
Bayer U.S. Finance II LLC
2.20%	07/15/22[1]	150,000	150,000
Dignity Health
3.13%	11/01/22	50,000	50,382
Embecta Corp.
5.00%	02/15/30[1]	45,000	42,526
Endo DAC/Endo Finance LLC/Endo Finco, Inc.
(Ireland)
6.00%	06/30/28[1,3]	61,000	35,572
Fresenius U.S. Finance II, Inc.
4.50%	01/15/23[1]	75,000	75,975
HCA, Inc.
5.00%	03/15/24	75,000	77,758
5.25%	06/15/26	185,000	195,444
Humana, Inc.
0.65%	08/03/23	85,000	82,953
3.85%	10/01/24	130,000	132,174
Mozart Debt Merger Sub, Inc.
3.88%	04/01/29[1]	32,000	29,631
Royalty Pharma PLC
(United Kingdom)
0.75%	09/02/23[3]	85,000	82,579
Thermo Fisher Scientific, Inc.
1.22%	10/18/24	140,000	134,681
Viatris, Inc.
1.13%	06/22/22	100,000	99,995

			1,317,126

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 32

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Industrials — 0.82%
Artera Services LLC
9.03%	12/04/25[1]	$9,000	$9,003
Berry Global, Inc.
0.95%	02/15/24	110,000	105,334
General Electric Co.
(MTN)
(LIBOR USD 3-Month plus 0.38%)
0.70%	05/05/26[2]	29,000	28,553
(LIBOR USD 3-Month plus 0.48%)
0.99%	08/15/36[2]	75,000	64,605
Mauser Packaging Solutions Holding Co.
5.50%	04/15/24[1]	5,000	4,987
Sealed Air Corp.
4.00%	12/01/27[1]	5,000	4,900
Sydney Airport Finance Co. Pty Ltd.
(Australia)
3.90%	03/22/23[1,3]	150,000	151,787

			369,169

Information Technology — 0.49%
NXP BV/NXP Funding LLC
(Netherlands)
4.63%	06/01/23[1,3]	10,000	10,150
Skyworks Solutions, Inc.
0.90%	06/01/23	110,000	107,602
VMware, Inc.
1.00%	08/15/24	110,000	104,888

			222,640

Insurance — 0.63%
Athene Global Funding
(SOFR Rate plus 0.70%)
0.91%	05/24/24[1,2]	85,000	83,945
Nationwide Mutual Insurance Co.
3.12%	12/15/24[1,4]	90,000	90,062
Trinity Acquisition PLC
(United Kingdom)
4.63%	08/15/23[3]	110,000	112,564

			286,571

Materials — 0.26%
Georgia-Pacific LLC
3.60%	03/01/25[1]	115,000	116,230

Real Estate Investment Trust (REIT) — 1.52%
American Campus Communities Operating Partnership LP
3.75%	04/15/23	115,000	116,019
Camden Property Trust
2.95%	12/15/22	55,000	55,240
CyrusOne LP/CyrusOne Finance Corp.
2.90%	11/15/24	140,000	140,384
GLP Capital LP/GLP Financing II, Inc.
3.35%	09/01/24	25,000	24,985
5.38%	11/01/23	190,000	195,106
Healthpeak Properties, Inc.
4.00%	06/01/25	60,000	61,056

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
MGM Growth Properties Operating Partnership LP/MGP Finance Co.-Issuer, Inc.
4.50%	01/15/28	$6,000	$6,067
Post Apartment Homes LP
3.38%	12/01/22	37,000	37,177
SL Green Operating Partnership LP
3.25%	10/15/22	50,000	50,019

			686,053

Retail — 0.40%
1011778 BC ULC/New Red Finance, Inc.
(Canada)
4.00%	10/15/30[1,3]	45,000	40,709
Dollar Tree, Inc.
4.00%	05/15/25	85,000	87,044
Fertitta Entertainment, LLC/Fertitta Entertainment Finance Co., Inc.
4.63%	01/15/29[1]	34,000	32,226
Michaels Cos., Inc. (The)
5.25%	05/01/28[1]	20,000	18,388

			178,367

Services — 0.30%
Global Payments, Inc.
1.50%	11/15/24	120,000	114,754
Waste Pro USA, Inc.
5.50%	02/15/26[1]	23,000	21,762

			136,516

Transportation — 0.37%
Canadian Pacific Railway Co.
(Canada)
1.35%	12/02/24[3]	100,000	96,088
Continental Airlines Pass-Through Trust,
Series 2007-1, Class A
5.98%	04/19/22	30,041	30,085
Northwest Airlines Pass-Through Trust,
Series 2001-1, Class A-1
7.04%	04/01/22	3,402	3,419
U.S. Airways Pass-Through Trust,
Series 2012-1, Class A
5.90%	10/01/24	35,071	36,584

			166,176

Total Corporates
(Cost $13,128,857)			12,798,946

MORTGAGE-BACKED — 21.71%**

Non-Agency Commercial Mortgage-Backed — 9.06%
1345 Avenue of the Americas & Park Avenue Plaza Trust,
Series 2005-1, Class A3
5.28%	08/10/35[1]	33,729	34,297
BANK,
Series 2018-BN14, Class A2
4.13%	09/15/60	71,098	72,089

See accompanying Notes to Financial Statements.

33 / Annual Report March 2022

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Commercial Mortgage-Backed (continued)
Barclays Commercial Mortgage Securities Trust,
Series 2018-BXH, Class A
(LIBOR USD 1-Month plus 1.00%)
1.40%	10/15/37[1,2]	$119,346	$118,133
Beast Mortgage Trust,
Series 2021-SSCP, Class A
(LIBOR USD 1-Month plus 0.75%)
1.15%	04/15/36[1,2]	250,000	243,825
Benchmark Mortgage Trust,
Series 2018-B6, Class A2
4.20%	10/10/51	194,833	195,967
BFLD Trust,
Series 2020-EYP, Class A
(LIBOR USD 1-Month plus 1.15%)
1.55%	10/15/35[1,2]	125,000	123,944
BX Commercial Mortgage Trust,
Series 2020-FOX, Class A
(LIBOR USD 1-Month plus 1.00%)
1.40%	11/15/32[1,2]	170,811	169,750
BXMT Ltd.,
Series 2020-FL2, Class A
(Cayman Islands)
(SOFR30A plus 1.01%)
1.06%	02/15/38[1,2,3]	120,000	119,409
BXMT Ltd.,
Series 2020-FL3, Class A
(Cayman Islands)
(SOFR30A plus 1.51%)
1.56%	11/15/37[1,2,3]	410,000	407,562
CD Mortgage Trust,
Series 2017-CD4, Class A2
3.03%	05/10/50	143,000	142,924
Citigroup Commercial Mortgage Trust,
Series 2012-GC8, Class AAB
2.61%	09/10/45	2,749	2,749
Citigroup Commercial Mortgage Trust,
Series 2013-GC11, Class AAB
2.69%	04/10/46	20,418	20,478
Citigroup Commercial Mortgage Trust,
Series 2015-GC29, Class AAB
2.98%	04/10/48	51,596	51,800
Citigroup Commercial Mortgage Trust,
Series 2015-P1, Class AAB
3.47%	09/15/48	37,926	38,118
Commercial Mortgage Trust,
Series 2012-CR3, Class ASB
2.37%	10/15/45	2,267	2,268
Commercial Mortgage Trust,
Series 2012-CR4, Class XA (IO)
1.68%	10/15/45[4]	322,566	1,148
Commercial Mortgage Trust,
Series 2013-CR11, Class ASB
3.66%	08/10/50	6,355	6,420
Commercial Mortgage Trust,
Series 2013-CR7, Class XA (IO)
1.17%	03/10/46[4]	1,156,598	9,058

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Commercial Mortgage-Backed (continued)
Commercial Mortgage Trust,
Series 2013-LC6, Class XB (IO)
0.36%	01/10/46[1,4]	$1,750,000	$4,265
Commercial Mortgage Trust,
Series 2015-LC23, Class A2
3.22%	10/10/48	120,200	119,888
Commercial Mortgage Trust,
Series 2015-PC1, Class A4
3.62%	07/10/50	138,567	138,866
Credit Suisse Mortgage Capital Certificates,
Series 2019-ICE4, Class A
(LIBOR USD 1-Month plus 0.98%)
1.38%	05/15/36[1,2]	245,000	243,408
GS Mortgage Securities Trust,
Series 2010-C1, Class X (IO)
0.56%	08/10/43[1,4]	1,561,864	11,724
GS Mortgage Securities Trust,
Series 2011-GC3, Class X (IO)
0.00%	03/10/44[1,4]	410,063	4
GS Mortgage Securities Trust,
Series 2012-ALOH, Class A
3.55%	04/10/34[1]	235,000	234,897
JPMBB Commercial Mortgage Securities Trust,
Series 2013-C17, Class XA (IO)
0.72%	01/15/47[4]	1,579,203	15,953
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C19, Class A3
3.67%	04/15/47	73,149	71,492
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C24, Class A3
3.10%	11/15/47	270,000	268,314
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2013-C13, Class XA (IO)
0.09%	01/15/46[4]	8,310,633	8,995
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2013-LC11, Class XA (IO)
1.23%	04/15/46[4]	3,121,834	27,731
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2015-JP1, Class XA (IO)
0.89%	01/15/49[4,5,8]	669,451	19,553
LB-UBS Commercial Mortgage Trust,
Series 2006-C6, Class XCL (IO)
0.43%	09/15/39[1,4]	303,520	37
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C13, Class ASB
3.56%	11/15/46	7,077	7,138
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2014-C14, Class XA (IO)
0.96%	02/15/47[4]	1,175,869	15,291
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C26, Class ASB
3.32%	10/15/48	56,434	56,899
One New York Plaza Trust,
Series 2020-1NYP, Class A
(LIBOR USD 1-Month plus 0.95%)
1.35%	01/15/36[1,2]	94,000	92,575

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 34

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Commercial Mortgage-Backed (continued)
PFP Ltd.,
Series 2019-6, Class A
(Cayman Islands)
(LIBOR USD 1-Month plus 1.05%)
1.48%	04/14/37	[1,2,3]	$103,107	$102,371
SREIT Trust,
Series 2021-MFP, Class A
(LIBOR USD 1-Month plus 0.73%)
1.13%	11/15/38	[1,2]	250,000	245,207
TMSQ Mortgage Trust,
Series 2014-1500, Class XA (IO)
0.15%	10/10/36	[1,4]	14,000,000	57,198
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C3, Class XB (IO)
0.21%	08/10/49	[1,4,5,8]	3,000,000	3,295
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC16, Class A4
3.55%	08/15/50		143,179	141,676
Wells Fargo Commercial Mortgage Trust,
Series 2016-NXS6, Class A2
2.40%	11/15/49		30,832	30,845
Wells Fargo Commercial Mortgage Trust,
Series 2017-C38, Class A2
3.04%	07/15/50		43,558	43,551
Wells Fargo Commercial Mortgage Trust,
Series 2017-SMP, Class A
(LIBOR USD 1-Month plus 0.88%)
1.27%	12/15/34	[1,2]	200,000	197,431
WF-RBS Commercial Mortgage Trust,
Series 2014-C20, Class A4
3.72%	05/15/47		124,288	124,146
WF-RBS Commercial Mortgage Trust,
Series 2014-C21, Class ASB
3.39%	08/15/47		24,768	24,985
WF-RBS Commercial Mortgage Trust,
Series 2014-LC14, Class ASB
3.52%	03/15/47		17,713	17,876

				4,085,550

Non-Agency Mortgage-Backed — 6.14%
Alternative Loan Trust,
Series 2005-J4, Class M2
(LIBOR USD 1-Month plus 0.96%)
1.42%	07/25/35	[2]	21,930	21,919
Alternative Loan Trust,
Series 2007-22, Class 2A16
6.50%	09/25/37		200,553	107,309
Asset-Backed Funding Certificates,
Series 2004-OPT4, Class M1
(LIBOR USD 1-Month plus 0.90%)
1.36%	02/25/34	[2]	100,716	100,564
Asset-Backed Funding Certificates,
Series 2006-OPT1, Class A2
(LIBOR USD 1-Month plus 0.28%)
0.74%	09/25/36	[2]	3,565	3,554

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Banc of America Funding Trust,
Series 2014-R7, Class 1A1
(LIBOR USD 1-Month plus 0.15%)
0.61%	05/26/36	[1,2]	$27,218	$26,940
Banc of America Funding Trust,
Series 2015-R7, Class 1A1
(Federal Reserve US 12-Month Cumulative Average plus 0.92%)
1.02%	09/26/46	[1,2]	53,664	53,709
Centex Home Equity Loan Trust,
Series 2005-B, Class M2
(LIBOR USD 1-Month plus 0.65%)
1.10%	03/25/35	[2]	153,756	153,784
Centex Home Equity Loan Trust,
Series 2005-D, Class M4
(LIBOR USD 1-Month plus 0.92%)
1.37%	10/25/35	[2]	137,063	137,032
CIM Trust,
Series 2019-R1, Class A
3.25%	10/25/58	[1,4]	104,188	97,555
CIM Trust,
Series 2021-R3, Class A1A
1.95%	06/25/57	[1,4]	142,818	138,546
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-HE4, Class M2
(LIBOR USD 1-Month plus 0.68%)
1.13%	10/25/35	[2]	203,620	201,877
Countrywide Asset-Backed Certificates Trust,
Series 2007-13, Class 2A1
(LIBOR USD 1-Month plus 0.90%)
1.36%	10/25/47	[2]	69,566	68,332
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2005-9, Class 1A1
(LIBOR USD 1-Month plus 0.60%)
1.06%	05/25/35	[2]	46,050	39,519
Credit-Based Asset Servicing and Securitization LLC,
Series 2003-CB1, Class AF (STEP-reset date 05/25/22)
3.95%	01/25/33		6,874	6,589
DSLA Mortgage Loan Trust,
Series 2004-AR3, Class 2A2A
(LIBOR USD 1-Month plus 0.74%)
1.19%	07/19/44	[2]	2,330	2,235
First Franklin Mortgage Loan Trust,
Series 2006-FF4, Class A3
(LIBOR USD 1-Month plus 0.56%)
1.02%	03/25/36	[2]	40,841	40,044
GMACM Mortgage Corp. Loan Trust,
Series 2006-AR1, Class 1A1
2.89%	04/19/36	[4]	66,151	55,805
HarborView Mortgage Loan Trust,
Series 2005-4, Class 2A
2.41%	07/19/35	[4]	1,033	901
HarborView Mortgage Loan Trust,
Series 2005-9, Class 2A1A
(LIBOR USD 1-Month plus 0.68%)
1.13%	06/20/35	[2]	116,226	113,269

See accompanying Notes to Financial Statements.

35 / Annual Report March 2022

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
HSI Asset Securitization Corp. Trust,
Series 2007-WF1, Class 1A1
(LIBOR USD 1-Month plus 0.16%)
0.62%	05/25/37	[2]	$73,493	$73,063
IndyMac Index Mortgage Loan Trust,
Series 2004-AR5, Class 2A1A
(LIBOR USD 1-Month plus 0.86%)
1.32%	08/25/34	[2]	7,097	6,711
IndyMac Index Mortgage Loan Trust,
Series 2006-AR4, Class A1A
(LIBOR USD 1-Month plus 0.42%)
0.88%	05/25/46	[2]	82,049	79,306
IndyMac Index Mortgage Loan Trust,
Series 2007-AR1, Class 2A1
2.88%	06/25/37	[4]	62,631	46,784
JPMorgan Mortgage Acquisition Trust,
Series 2005-WMC1, Class M3
(LIBOR USD 1-Month plus 0.71%)
1.16%	09/25/35	[2]	199,594	199,402
Long Beach Mortgage Loan Trust,
Series 2004-4, Class 1A1
(LIBOR USD 1-Month plus 0.56%)
1.02%	10/25/34	[2]	100,360	97,111
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2007-HE7, Class A2B
(LIBOR USD 1-Month plus 1.00%)
1.46%	07/25/37	[2]	102,764	102,203
Option One Mortgage Loan Trust 2005-4 Asset-Backed Certificates,
Series 2005-4, Class M2
(LIBOR USD 1-Month plus 0.69%)
1.15%	11/25/35	[2]	96,749	95,708
Option One Mortgage Loan Trust,
Series 2006-1, Class 1A1
(LIBOR USD 1-Month plus 0.44%)
0.90%	01/25/36	[2]	17,279	17,272
Park Place Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2005-WCW3, Class M1
(LIBOR USD 1-Month plus 0.72%)
1.18%	08/25/35	[2]	25,900	25,947
Residential Asset Mortgage Products Trust,
Series 2004-SL1, Class A2
8.50%	11/25/31		4,097	1
Residential Asset Mortgage Products Trust,
Series 2006-NC3, Class M1
(LIBOR USD 1-Month plus 0.34%)
0.97%	03/25/36	[2]	100,000	99,626
Residential Asset Securities Corp.,
Series 2005-AHL2, Class M1
(LIBOR USD 1-Month plus 0.63%)
1.09%	10/25/35	[2]	61,434	61,342
Structured Asset Mortgage Investments II Trust,
Series 2006-AR1, Class 3A1
(LIBOR USD 1-Month plus 0.46%)
0.92%	02/25/36	[2]	66,863	63,849

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Terwin NIMs Trust,
Series 2004-13AL, Class 2PX (IO)
0.34%	08/25/34	[1,5,8]	$1,650,376	$20,102
VOLT XCIX, LLC,
Series 2021-NPL8, Class A1 (STEP-reset date 04/25/22)
2.12%	04/25/51	[1]	213,021	204,414
WaMu Mortgage Pass-Through Certificates,
Series 2002-AR6, Class A
(Federal Reserve US 12-Month Cumulative Average plus 1.40%)
1.54%	06/25/42	[2]	1,224	1,197
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR8, Class 2AB2
(LIBOR USD 1-Month plus 0.84%)
1.30%	07/25/45	[2]	100,395	100,359
Wells Fargo Home Equity Asset-Backed Securities Trust,
Series 2005-4, Class M3
(LIBOR USD 1-Month plus 0.75%)
1.21%	12/25/35	[2]	100,000	99,784
Wells Fargo Mortgage-Backed Securities Trust,
Series 2003-I, Class A1
2.38%	09/25/33	[4]	7,328	7,117

				2,770,781

U.S. Agency Commercial Mortgage-Backed — 2.54%
Fannie Mae-Aces,
Series 2015-M4, Class X2 (IO)
2.84%	07/25/22	[4]	441,395	29
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K031, Class X1 (IO)
0.18%	04/25/23	[4]	20,321,284	35,666
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K033, Class X1 (IO)
0.29%	07/25/23	[4]	3,988,139	12,995
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K036, Class X1 (IO)
0.70%	10/25/23	[4]	5,150,553	46,649
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K044, Class X1 (IO)
0.71%	01/25/25	[4]	1,382,506	21,563
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K732, Class X3 (IO)
2.17%	05/25/46	[4]	250,000	16,065
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series KC01, Class X1 (IO)
0.42%	12/25/22	[4]	3,791,699	15,507
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series KC05, Class X1 (IO)
1.20%	06/25/27	[4]	993,511	38,518

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 36

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)
U.S. Agency Commercial Mortgage-Backed (continued)
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series KF88, Class AL
(LIBOR USD 1-Month plus 0.33%)
0.57%	09/25/30	[2]	$177,890	$177,688
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KJ30, Class A1
0.53%	01/25/25		404,088	391,298
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KJ31, Class A1
0.57%	05/25/26		148,192	142,664
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KJ32, Class A1
0.52%	06/25/25		189,474	182,308
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KS07, Class X (IO)
0.64%	09/25/25	[4]	2,925,499	63,504
Ginnie Mae,
Series 2010-140, Class IO (IO)
0.00%	10/16/43	[4,5]	—	—

				1,144,454

U.S. Agency Mortgage-Backed — 3.97%
Fannie Mae Pool 802665
(LIBOR USD 6-Month plus 1.74%)
1.86%	12/01/34	[2]	608	609
Fannie Mae Pool AL0851
6.00%	10/01/40		2,054	2,280
Fannie Mae REMICS,
Series 1997-91, Class SL (IO)
(-2.00 X LIBOR USD 1-Month plus 16.00%, 7.50% Cap)
7.50%	11/25/23	[2]	4,592	145
Fannie Mae REMICS,
Series 2002-21, Class FB
(LIBOR USD 1-Month plus 0.90%)
1.36%	04/25/32	[2]	27,873	28,207
Fannie Mae REMICS,
Series 2002-53, Class FY
(LIBOR USD 1-Month plus 0.50%)
0.96%	08/25/32	[2]	80,268	80,652
Fannie Mae REMICS,
Series 2003-11, Class FA
(LIBOR USD 1-Month plus 1.00%)
1.46%	09/25/32	[2]	4,142	4,145
Fannie Mae REMICS,
Series 2003-81, Class FE
(LIBOR USD 1-Month plus 0.50%)
0.96%	09/25/33	[2]	29,349	29,474
Fannie Mae REMICS,
Series 2006-48, Class FL
(LIBOR USD 1-Month plus 0.40%)
0.86%	06/25/36	[2]	38,047	38,149

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS,
Series 2006-8, Class NF
(LIBOR USD 1-Month plus 0.37%)
0.83%	03/25/36	[2]	$34,682	$34,740
Fannie Mae REMICS,
Series 2008-12, Class FA
(LIBOR USD 1-Month plus 0.67%)
1.13%	03/25/38	[2]	108,753	110,424
Fannie Mae REMICS,
Series 2010-109, Class PF
(LIBOR USD 1-Month plus 0.40%)
0.86%	10/25/40	[2]	3,492	3,509
Fannie Mae REMICS,
Series 2010-74, Class AF
(LIBOR USD 1-Month plus 0.54%)
1.00%	07/25/37	[2]	33,067	33,363
Freddie Mac REMICS,
Series 2684, Class F
(LIBOR USD 1-Month plus 0.90%)
1.30%	01/15/33	[2]	3,719	3,790
Freddie Mac REMICS,
Series 3231, Class FB
(LIBOR USD 1-Month plus 0.35%)
0.75%	10/15/36	[2]	63,155	63,207
Freddie Mac Strips,
Series 263, Class F5
(LIBOR USD 1-Month plus 0.50%)
0.90%	06/15/42	[2]	9,142	9,154
UMBS (TBA)
2.50%	05/01/52		675,000	642,710
3.00%	05/01/52		725,000	707,781

				1,792,339

Total Mortgage-Backed
(Cost $10,449,086)				9,793,124

MUNICIPAL BONDS — 2.00%*
California — 0.45%
State of California General Obligation, Series B
2.50%	10/01/22		200,000	201,314

Colorado — 0.29%
City & County of Denver Airport System Revenue Bonds,
Series C
0.88%	11/15/23		135,000	131,473

Florida — 0.20%
County of Miami-Dade Aviation Revenue Bonds, Airport and
Marina Improvements, Series D
2.32%	10/01/22		90,000	90,399

Maryland — 0.23%
City of Baltimore General Obligation, School Improvements,
Series C
5.00%	10/15/25		100,000	104,445

See accompanying Notes to Financial Statements.

37 / Annual Report March 2022

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

MUNICIPAL BONDS (continued)
New York — 0.83%
City of New York General Obligation, Series D
0.43%	08/01/22	$230,000	$229,637
New York City Transitional Finance Authority Future Tax
Secured Revenue Bonds, Public Improvements, Series A2
2.15%	05/01/25	150,000	147,096

			376,733

Total Municipal Bonds (Cost $923,098)			904,364

U.S. TREASURY SECURITIES — 0.32%
U.S. Treasury Notes — 0.32%
U.S. Treasury Notes
0.88%	01/31/24	70,000	68,227
1.50%	02/29/24	50,000	49,277
1.75%	03/15/25	27,000	26,442

Total U.S. Treasury Securities (Cost $146,069)			143,946

Total Bonds — 63.26% (Cost $29,574,896)			28,532,986

Issues		Shares	Value

COMMON STOCK — 0.05%
Communications — 0.05%
Intelsat Emergence SA3,5,6,8
(Luxembourg)		772	23,160

Total Common Stock
(Cost $25,862)

RIGHTS — 0.00%
Communications — 0.00%
Intelsat Jackson Holdings SA, Series A3,5,6,8
(Luxembourg)		80	—
Intelsat Jackson Holdings SA, Series B3,5,6,8
(Luxembourg)		80	—

			—

Total Rights (Cost $–)			—

Issues		Shares	Value

MUTUAL FUNDS — 18.11%
Mutual Funds — 18.11%
iShares Core S&P 500 ETF		3,845	1,744,438
SPDR S&P 500 ETF Trust[10]		14,226	6,425,031

Total Mutual Funds
(Cost $7,404,356)			8,169,469

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS — 15.46%
Money Market Funds — 8.12%
Dreyfus Government Cash Management Fund
0.19%[11]		1,773,000	$1,773,000
Fidelity Investments Money Market Funds - Government Portfolio
0.12%[11]		20,904	20,904
Morgan Stanley Institutional Liquidity Funds - Government Portfolio
0.23%[11]		1,867,000	1,867,000

			3,660,904

U.S. Agency Discount Notes — 2.64%
Federal Home Loan Bank
1.04%[12]	06/14/24	$500,000	484,047
1.20%[12]	12/23/24	495,000	477,808
3.22%	09/04/24	235,000	230,922

			1,192,777

U.S. Treasury Bills — 4.70%
U.S. Treasury Bills
0.13%[12]	06/09/22	125,000	124,910
0.61%[12]	08/25/22	2,000,000	1,992,944

			2,117,854

Total Short-Term Investments
(Cost $7,010,967)			6,971,535

Total Investments - 96.88%
(Cost $44,016,081)			43,697,150

Cash and Other Assets, Less Liabilities - 3.12%			1,405,318

Net Assets - 100.00%			$45,102,468

[1]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[2]	Floating rate security. The rate disclosed was in effect at March 31, 2022.
[3]	Foreign denominated security issued by foreign domiciled entity.
[4]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[5]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[6]	Non-income producing security.
[7]	Security is currently in default with regard to scheduled interest or principal payments.
[8]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $66,110, which is 0.15% of total net assets.
[9]	Zero coupon bond. The rate shown is the effective yield as of March 31, 2022.

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 38

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2022

[10]

SPDR S&P 500 ETF Trust (the “S&P 500 ETF”) is a unit investment trust created under the laws of the State of New York and registered under the Investment Company Act of 1940, as amended. The S&P 500 ETF was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the component common stocks, in substantially the same weighting, which comprise the Standard & Poor’s 500 Index (the “S&P 500 Index”). Each unit of fractional undivided interest in the S&P 500 ETF is referred to as a “Unit”. The S&P 500 ETF seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P 500 Index. You can access the financial statements of this ETF by going to its homepage at https://us.spdrs.com/en/etf/spdr-sp-500-etf-SPY.

[11]	Represents the current yield as of March 31, 2022.
[12]	Represents annualized yield at date of purchase.
*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Bank Note

(CLO): Collateralized Loan Obligation

(ETF): Exchange-Traded Fund

(IO): Interest Only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-Term Note

(S&P): Standard & Poor’s

(SOFR): Secured Overnight Financing Rate

(SPDR): Standard & Poor’s Depositary Receipts

(STEP): Step Coupon Bond

(TBA): To-Be-Announced

(USD): U.S. Dollar

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation
FUTURES CONTRACTS: LONG POSITIONS
S&P 500 E-mini Index	159	06/17/22	$35,995,612	$2,224,884	$2,224,884

See accompanying Notes to Financial Statements.

39 / Annual Report March 2022

Corporate Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

BONDS – 96.11%

ASSET-BACKED SECURITIES — 0.32%**
Skyline Aircraft Finance LLC,
Series 2021-1, Class A
3.23%	05/10/37[1,2]	$42,316	$39,936

Total Asset-Backed Securities (Cost $42,316)

CORPORATES — 89.39%*

Banking — 12.79%
Bank of America Corp.
1.73%	07/22/27[3]	200,000	185,981
2.97%	02/04/33[3]	20,000	18,774
3.00%	12/20/23[3]	35,000	35,102
Bank of America Corp.
(MTN)
2.09%	06/14/29[3]	110,000	100,631
3.97%	03/05/29[3]	20,000	20,324
4.08%	03/20/51[3]	20,000	20,648
4.27%	07/23/29[3]	15,000	15,544
Credit Suisse Group AG
(Switzerland)
1.31%	02/02/27[3,4,5]	30,000	26,829
2.19%	06/05/26[3,4,5]	25,000	23,523
2.59%	09/11/25[3,4,5]	5,000	4,826
3.09%	05/14/32[3,4,5]	20,000	18,018
Discover Bank
(BKNT)
3.45%	07/27/26	25,000	24,891
4.20%	08/08/23	10,000	10,175
DNB Bank ASA
(Norway)
1.13%	09/16/26[3,4,5]	50,000	45,953
Fifth Third Bancorp
2.55%	05/05/27	40,000	38,713
HSBC Holdings PLC
(United Kingdom)
2.21%	08/17/29[3,5]	120,000	108,148
JPMorgan Chase & Co.
1.58%	04/22/27[3]	70,000	65,250
2.07%	06/01/29[3]	15,000	13,775
3.11%	04/22/51[3]	70,000	62,282
4.01%	04/23/29[3]	20,000	20,411
4.02%	12/05/24[3]	55,000	55,904
4.20%	07/23/29[3]	25,000	25,884
4.49%	03/24/31[3]	35,000	37,200
Lloyds Banking Group PLC
(United Kingdom)
1.63%	05/11/27[3,5]	10,000	9,180
3.87%	07/09/25[3,5]	65,000	65,722
Macquarie Group Ltd.
(Australia)
1.34%	01/12/27[3,4,5]	20,000	18,247
1.63%	09/23/27[3,4,5]	30,000	27,072
4.44%	06/21/33[3,4,5]	15,000	15,188
NatWest Group PLC
(United Kingdom)
4.27%	03/22/25[3,5]	50,000	50,608

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Banking (continued)
Santander UK Group Holdings PLC
(United Kingdom)
1.09%	03/15/25[3,5]	$80,000	$76,103
Truist Financial Corp.
(MTN)
1.89%	06/07/29[3]	30,000	27,305
Wells Fargo & Co.
(MTN)
2.39%	06/02/28[3]	275,000	260,354
3.35%	03/02/33[3]	15,000	14,594
3.53%	03/24/28[3]	20,000	19,979
3.58%	05/22/28[3]	25,000	24,991
5.01%	04/04/51[3]	15,000	17,881

			1,606,010

Communications — 11.00%
AT&T, Inc.
2.55%	12/01/33	50,000	44,522
3.80%	12/01/57	188,000	167,546
Charter Communications Operating LLC/Charter Communications Operating Capital
2.30%	02/01/32	50,000	42,782
3.75%	02/15/28	45,000	44,522
5.38%	05/01/47	52,000	53,335
5.75%	04/01/48	20,000	21,274
Charter Communications Operating, LLC/Charter
Communications Operating Capital
5.25%	04/01/53	5,000	5,047
Comcast Corp.
1.50%	02/15/31	60,000	52,344
2.94%	11/01/56[4]	23,000	19,187
3.97%	11/01/47	35,000	35,455
4.00%	11/01/49	15,000	15,355
Cox Communications, Inc.
2.60%	06/15/31[4]	40,000	36,207
3.15%	08/15/24[4]	18,000	18,042
Discovery Communications LLC
3.63%	05/15/30	45,000	43,777
Fox Corp.
3.50%	04/08/30	25,000	24,800
Level 3 Financing, Inc.
3.40%	03/01/27[4]	10,000	9,442
3.88%	11/15/29[4]	24,000	22,130
Paramount Global
4.20%	05/19/32	20,000	20,041
4.60%	01/15/45	14,000	13,875
Qwest Corp.
7.25%	09/15/25	20,000	21,850
SES GLOBAL Americas Holdings GP
5.30%	03/25/44[4]	35,000	34,051
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC
4.74%	03/20/25[4]	75,000	76,607
5.15%	03/20/28[4]	15,000	15,809

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 40

Corporate Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Communications (continued)
Tencent Holdings Ltd.
(Cayman Islands)
3.98%	04/11/29[4,5]	$40,000	$39,991
Time Warner Cable LLC
5.50%	09/01/41	33,000	34,342
T-Mobile USA, Inc.
2.55%	02/15/31	103,000	93,563
3.50%	04/15/25	15,000	15,143
3.75%	04/15/27	25,000	25,191
4.50%	04/15/50	22,000	22,335
Verizon Communications, Inc.
2.36%	03/15/32[4]	120,000	108,557
2.55%	03/21/31	37,000	34,400
4.50%	08/10/33	55,000	59,157
Vodafone Group PLC
(United Kingdom)
4.13%	05/30/25[5]	21,000	21,629
4.25%	09/17/50[5]	41,000	40,905
Walt Disney Co. (The)
3.60%	01/13/51	38,000	37,760
6.20%	12/15/34	8,000	10,091

			1,381,064

Consumer Discretionary — 3.93%
Altria Group, Inc.
3.70%	02/04/51	5,000	4,079
3.88%	09/16/46	11,000	9,310
5.95%	02/14/49	15,000	16,346
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.
4.70%	02/01/36	30,000	32,650
4.90%	02/01/46	38,000	42,322
Anheuser-Busch InBev Worldwide, Inc.
4.60%	04/15/48	77,000	82,911
Bacardi Ltd.
(Bermuda)
4.70%	05/15/28[4,5]	20,000	20,833
BAT Capital Corp.
4.39%	08/15/37	45,000	41,946
4.54%	08/15/47	50,000	44,752
Constellation Brands, Inc.
3.75%	05/01/50	35,000	32,529
Hyatt Hotels Corp.
1.80%	10/01/24	45,000	43,285
Imperial Brands Finance PLC
(United Kingdom)
4.25%	07/21/25[4,5]	35,000	35,304
Magallanes, Inc.
4.28%	03/15/32[4]	15,000	15,094
5.14%	03/15/52[4]	65,000	66,585
Reynolds American, Inc.
5.85%	08/15/45	5,000	5,118

			493,064

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Electric — 7.98%
AEP Transmission Co. LLC,
Series M
3.65%	04/01/50	$10,000	$9,687
AEP Transmission Co. LLC,
Series N
2.75%	08/15/51	50,000	41,531
Alabama Power Co.
5.50%	03/15/41	9,000	10,616
Alliant Energy Finance LLC
1.40%	03/15/26[4]	45,000	40,999
Appalachian Power Co.
4.45%	06/01/45	10,000	10,268
Appalachian Power Co.,
Series X
3.30%	06/01/27	30,000	30,212
Baltimore Gas and Electric Co.
2.90%	06/15/50	43,000	37,461
Black Hills Corp.
4.35%	05/01/33	35,000	35,723
CenterPoint Energy Houston Electric, LLC,
Series AG
3.00%	03/01/32	40,000	39,154
Consolidated Edison Co. of New York, Inc.
3.20%	12/01/51	43,000	38,163
Consolidated Edison Co. of New York, Inc.,
Series 2017
3.88%	06/15/47	10,000	9,752
Duke Energy Carolinas LLC
3.75%	06/01/45	70,000	68,825
3.88%	03/15/46	15,000	15,329
4.00%	09/30/42	10,000	10,285
Evergy Missouri West, Inc.
3.75%	03/15/32[4]	20,000	20,170
Evergy, Inc.
2.45%	09/15/24	5,000	4,910
FirstEnergy Transmission LLC
5.45%	07/15/44[4]	55,000	60,234
Florida Power & Light Co.
4.13%	02/01/42	115,000	121,888
Interstate Power and Light Co.
2.30%	06/01/30	20,000	18,267
ITC Holdings Corp.
4.05%	07/01/23	10,000	10,103
Metropolitan Edison Co.
4.00%	04/15/25[4]	39,000	39,222
4.30%	01/15/29[4]	15,000	15,617
MidAmerican Energy Co.
4.25%	05/01/46	10,000	10,805
Narragansett Electric Co. (The)
3.40%	04/09/30[4]	10,000	9,843
Northern States Power Co.
4.13%	05/15/44	10,000	10,495
PacifiCorp.
4.13%	01/15/49	60,000	62,911
Public Service Co. of New Mexico
3.85%	08/01/25	45,000	45,806

See accompanying Notes to Financial Statements.

41 / Annual Report March 2022

Corporate Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Electric (continued)
Southern Co. (The)
3.25%	07/01/26	$6,000	$6,008
Tucson Electric Power Co.
3.85%	03/15/23	60,000	60,910
Virginia Electric & Power Co.,
Series B
3.80%	09/15/47	20,000	19,995
Virginia Electric and Power Co.
2.45%	12/15/50	27,000	21,760
Vistra Operations Co., LLC
3.55%	07/15/24[4]	6,000	5,958
Xcel Energy, Inc.
4.80%	09/15/41	55,000	59,501

			1,002,408

Energy — 5.95%
Boston Gas Co.
3.76%	03/16/32[4]	10,000	10,012
BP Capital Markets America, Inc.
3.63%	04/06/30	45,000	45,878
Diamondback Energy, Inc.
4.25%	03/15/52	15,000	14,842
Energy Transfer LP
4.20%	04/15/27	27,000	27,536
4.95%	06/15/28	25,000	26,292
5.00%	05/15/50	55,000	55,817
5.40%	10/01/47	6,000	6,281
6.13%	12/15/45	12,000	13,294
EQM Midstream Partners LP
6.50%	07/15/48	8,000	7,880
Exxon Mobil Corp.
3.45%	04/15/51	24,000	23,386
4.33%	03/19/50	7,000	7,840
KeySpan Gas East Corp.
5.82%	04/01/41[4]	15,000	17,394
Kinder Morgan Energy Partners LP
5.80%	03/15/35	15,000	17,141
Kinder Morgan Energy Partners LP
(MTN)
6.95%	01/15/38	15,000	18,816
Kinder Morgan, Inc.
(GMTN)
7.80%	08/01/31	15,000	19,229
Lundin Energy Finance BV
(Netherlands)
3.10%	07/15/31[4,5]	30,000	27,833
NGPL Pipe Co. LLC
3.25%	07/15/31[4]	20,000	18,589
4.88%	08/15/27[4]	10,000	10,426
Petroleos Mexicanos
(Mexico)
7.69%	01/23/50[5]	40,000	35,008
Phillips 66 Partners LP
4.90%	10/01/46	10,000	11,018
Plains All American Pipeline LP/PAA Finance Corp.
3.55%	12/15/29	31,000	30,014

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Energy (continued)
3.80%	09/15/30	$15,000	$14,737
4.50%	12/15/26	13,000	13,352
Rockies Express Pipeline LLC
3.60%	05/15/25[4]	30,000	29,534
6.88%	04/15/40[4]	17,000	16,872
Ruby Pipeline LLC
8.00%	04/01/22[1,2,4]	5,758	5,355
Sabine Pass Liquefaction LLC
4.20%	03/15/28	3,000	3,089
Shell International Finance BV
(Netherlands)
2.88%	11/26/41[5]	10,000	9,005
3.13%	11/07/49[5]	20,000	18,388
4.00%	05/10/46[5]	11,000	11,476
4.38%	05/11/45[5]	10,000	10,808
Southern Co. Gas Capital Corp.
2.45%	10/01/23	13,000	12,957
4.40%	06/01/43	10,000	10,034
5.88%	03/15/41	30,000	35,513
Southern Natural Gas Co. LLC
4.80%	03/15/47[4]	15,000	15,934
TC PipeLines LP
4.38%	03/13/25	30,000	30,729
Texas Eastern Transmission LP
2.80%	10/15/22[4]	40,000	40,141
TransCanada PipeLines Ltd.
(Canada)
5.00%	10/16/43[5]	15,000	16,547
Williams Cos., Inc. (The)
3.90%	01/15/25	8,000	8,120

			747,117

Finance — 10.46%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
(Ireland)
2.45%	10/29/26[5]	28,000	25,898
3.00%	10/29/28[5]	15,000	13,831
3.88%	01/23/28[5]	4,000	3,896
Air Lease Corp.
3.63%	12/01/27	19,000	18,142
4.25%	09/15/24	20,000	20,256
American Express Co.
2.55%	03/04/27	20,000	19,448
Avolon Holdings Funding Ltd.
(Cayman Islands)
2.53%	11/18/27[4,5]	3,000	2,655
2.88%	02/15/25[4,5]	25,000	24,204
Capital One Financial Corp.
1.34%	12/06/24[3]	35,000	33,974
3.27%	03/01/30[3]	10,000	9,679
Cboe Global Markets, Inc.
3.00%	03/16/32	20,000	19,363
Charles Schwab Corp. (The)
2.90%	03/03/32	20,000	19,261
Citigroup, Inc.
2.57%	06/03/31[3]	100,000	91,791

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 42

Corporate Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Finance (continued)
2.88%	07/24/23[3]	$50,000	$50,081
3.06%	01/25/33[3]	25,000	23,410
3.52%	10/27/28[3]	30,000	29,760
3.67%	07/24/28[3]	25,000	25,085
3.79%	03/17/33[3]	30,000	29,837
Citigroup, Inc.,
Series VAR
3.07%	02/24/28[3]	25,000	24,412
CME Group, Inc.
2.65%	03/15/32	20,000	19,147
Ford Motor Credit Co. LLC
4.25%	09/20/22	19,000	19,139
Goldman Sachs Group, Inc. (The)
1.43%	03/09/27[3]	15,000	13,847
1.54%	09/10/27[3]	20,000	18,339
1.95%	10/21/27[3]	20,000	18,601
2.38%	07/21/32[3]	10,000	8,892
2.60%	02/07/30	100,000	92,871
2.91%	07/24/23[3]	35,000	35,052
3.10%	02/24/33[3]	25,000	23,591
3.27%	09/29/25[3]	30,000	29,985
3.50%	11/16/26	5,000	5,025
Intercontinental Exchange, Inc.
1.85%	09/15/32	50,000	43,354
JPMorgan Chase & Co.
2.95%	02/24/28[3]	20,000	19,525
LSEGA Financing PLC
(United Kingdom)
2.00%	04/06/28[4,5]	40,000	36,485
Morgan Stanley
0.99%	12/10/26[3]	70,000	64,418
2.94%	01/21/33[3]	50,000	46,877
Morgan Stanley
(GMTN)
1.51%	07/20/27[3]	85,000	78,409
3.70%	10/23/24	5,000	5,091
3.77%	01/24/29[3]	25,000	25,226
Morgan Stanley
(MTN)
1.16%	10/21/25[3]	15,000	14,262
Morgan Stanley,
Series F
3.88%	04/29/24	20,000	20,411
Nationwide Building Society
(United Kingdom)
3.62%	04/26/23[3,4,5]	10,000	10,002
3.77%	03/08/24[3,4,5]	65,000	65,385
4.36%	08/01/24[3,4,5]	15,000	15,236
Park Aerospace Holdings Ltd.
(Cayman Islands)
5.50%	02/15/24[4,5]	2,000	2,049
Pipeline Funding Co. LLC
7.50%	01/15/30[4]	26,349	30,891
Raymond James Financial, Inc.
3.75%	04/01/51	40,000	39,282

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Finance (continued)
4.65%	04/01/30	$25,000	$26,548

			1,312,923

Food — 0.97%
Kraft Heinz Foods Co.
3.75%	04/01/30	5,000	5,012
4.63%	10/01/39	10,000	10,137
5.00%	07/15/35	10,000	10,735
Mondelez International, Inc.
3.00%	03/17/32	35,000	33,811
Pilgrim’s Pride Corp.
3.50%	03/01/32[4]	35,000	30,632
Smithfield Foods, Inc.
2.63%	09/13/31[4]	30,000	26,325
5.20%	04/01/29[4]	5,000	5,252

			121,904

Health Care — 11.30%
AbbVie, Inc.
4.05%	11/21/39	20,000	20,645
4.40%	11/06/42	45,000	47,822
4.50%	05/14/35	13,000	13,983
4.55%	03/15/35	20,000	21,518
Amgen, Inc.
3.15%	02/21/40	45,000	41,108
3.35%	02/22/32	25,000	24,803
4.40%	05/01/45	15,000	15,817
Anthem, Inc.
3.60%	03/15/51	10,000	9,657
3.70%	09/15/49	15,000	14,651
Ascension Health,
Series B
2.53%	11/15/29	10,000	9,637
Barnabas Health, Inc.,
Series 2012
4.00%	07/01/28	5,000	5,107
Baxter International, Inc.
3.95%	04/01/30	10,000	10,329
Bayer U.S. Finance II LLC
3.88%	12/15/23[4]	5,000	5,054
4.38%	12/15/28[4]	25,000	25,592
4.88%	06/25/48[4]	30,000	32,374
Becton Dickinson and Co.
3.79%	05/20/50	30,000	29,175
4.67%	06/06/47	5,000	5,467
Centene Corp.
3.00%	10/15/30	21,000	19,320
Children’s Hospital Medical Center
2.82%	11/15/50	20,000	17,190
Cigna Corp.
3.40%	03/15/51	5,000	4,525
3.88%	10/15/47	33,000	32,288
4.38%	10/15/28	25,000	26,337
City of Hope,
Series 2013
5.62%	11/15/43	15,000	18,318

See accompanying Notes to Financial Statements.

43 / Annual Report March 2022

Corporate Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Health Care (continued)
City of Hope,
Series 2018
4.38%	08/15/48	$10,000	$10,865
CommonSpirit Health
2.78%	10/01/30	35,000	32,475
3.91%	10/01/50	10,000	9,572
CVS Health Corp.
5.05%	03/25/48	68,000	77,126
Danaher Corp.
2.80%	12/10/51	30,000	25,553
DENTSPLY SIRONA, Inc.
3.25%	06/01/30	45,000	43,429
Elanco Animal Health, Inc.
6.40%	08/28/28	5,000	5,388
Hackensack Meridian Health, Inc.,
Series 2020
2.88%	09/01/50	30,000	25,636
HCA, Inc.
2.38%	07/15/31	5,000	4,472
3.63%	03/15/32[4]	5,000	4,903
5.00%	03/15/24	29,000	30,066
5.25%	06/15/49	50,000	54,974
Humana, Inc.
3.95%	03/15/27	25,000	25,434
Illumina, Inc.
2.55%	03/23/31	35,000	31,837
Johnson & Johnson
4.50%	09/01/40	35,000	39,576
Kaiser Foundation Hospitals
3.15%	05/01/27	10,000	9,990
Mass General Brigham, Inc.,
Series 2020
3.34%	07/01/60	10,000	9,110
Mayo Clinic,
Series 2013
4.00%	11/15/47	25,000	26,222
Memorial Sloan-Kettering Cancer Center
4.13%	07/01/52	5,000	5,336
Merck & Co., Inc.
2.15%	12/10/31	50,000	46,351
NYU Langone Hospitals,
Series 2020
3.38%	07/01/55	15,000	13,443
OhioHealth Corp.,
Series 2020
3.04%	11/15/50	15,000	13,334
PerkinElmer, Inc.
2.25%	09/15/31	20,000	17,732
2.55%	03/15/31	35,000	32,094
Pfizer, Inc.
4.10%	09/15/38	10,000	10,838
Providence St. Joseph Health Obligated Group,
Series H
2.75%	10/01/26	10,000	9,908
Regeneron Pharmaceuticals, Inc.
1.75%	09/15/30	70,000	60,719

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Health Care (continued)
Royalty Pharma PLC
(United Kingdom)
1.75%	09/02/27[5]	$45,000	$40,941
Sharp HealthCare,
Series 20B
2.68%	08/01/50	50,000	41,845
Smith & Nephew PLC
(United Kingdom)
2.03%	10/14/30[5]	30,000	26,121
STERIS Irish FinCo UnLtd Co.
(Ireland)
2.70%	03/15/31[5]	30,000	27,497
UnitedHealth Group, Inc.
3.25%	05/15/51	50,000	47,321
3.70%	08/15/49	10,000	10,190
4.25%	04/15/47	15,000	16,320
Universal Health Services, Inc.
1.65%	09/01/26[4]	40,000	36,714
Viatris, Inc.
1.13%	06/22/22	15,000	14,999
West Virginia United Health System Obligated Group,
Series 2020
3.13%	06/01/50	35,000	29,647

			1,418,695

Industrials — 2.96%
Amcor Flexibles North America, Inc.
2.63%	06/19/30	5,000	4,622
BAE Systems Holdings, Inc.
3.85%	12/15/25[4]	20,000	20,092
BAE Systems PLC
(United Kingdom)
3.40%	04/15/30[4,5]	30,000	29,602
Berry Global, Inc.
0.95%	02/15/24	15,000	14,364
1.57%	01/15/26	28,000	26,147
Boeing Co. (The)
1.43%	02/04/24	35,000	33,878
5.93%	05/01/60	12,000	13,923
CCL Industries, Inc.
(Canada)
3.05%	06/01/30[4,5]	25,000	23,508
General Electric Co.
(MTN)
(LIBOR USD 3-Month plus 0.38%)
0.70%	05/05/26[6]	10,000	9,846
L3Harris Technologies, Inc.
3.85%	06/15/23	40,000	40,516
Northrop Grumman Corp.
5.15%	05/01/40	28,000	32,689
Sealed Air Corp.
1.57%	10/15/26[4]	20,000	18,263
Sonoco Products Co.
3.13%	05/01/30	10,000	9,627

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 44

Corporate Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Industrials (continued)
Sydney Airport Finance Co. Pty Ltd.
(Australia)
3.63%	04/28/26[4,5]	$5,000	$5,023
3.90%	03/22/23[4,5]	50,000	50,595
Trane Technologies Luxembourg Finance SA
(Luxembourg)
3.55%	11/01/24[5]	5,000	5,055
WRKCo, Inc.
3.00%	09/15/24	30,000	29,748
3.00%	06/15/33	5,000	4,673

			372,171

Information Technology — 4.81%
Amazon.com, Inc.
2.50%	06/03/50	67,000	56,210
3.10%	05/12/51	7,000	6,591
Analog Devices, Inc.
2.95%	10/01/51	35,000	31,652
Apple, Inc.
2.38%	02/08/41	25,000	21,734
2.65%	02/08/51	31,000	26,865
2.70%	08/05/51	70,000	60,961
Broadcom, Inc.
2.60%	02/15/33[4]	30,000	26,134
3.14%	11/15/35[4]	25,000	22,067
3.42%	04/15/33[4]	15,000	14,006
3.63%	10/15/24	15,000	15,210
CDW LLC/CDW Finance Corp.
3.28%	12/01/28	25,000	23,606
Fiserv, Inc.
2.65%	06/01/30	15,000	13,866
Intel Corp.
3.05%	08/12/51	20,000	17,811
3.25%	11/15/49	15,000	13,898
Micron Technology, Inc.
2.70%	04/15/32	25,000	22,711
Netflix, Inc.
3.63%	06/15/25[4]	30,000	30,197
NVIDIA Corp.
3.50%	04/01/50	20,000	20,276
NXP BV/NXP Funding LLC
(Netherlands)
4.63%	06/01/23[4,5]	10,000	10,150
Oracle Corp.
3.60%	04/01/50	82,000	68,211
3.95%	03/25/51	25,000	21,900
salesforce.com, Inc.
2.90%	07/15/51	30,000	26,841
Skyworks Solutions, Inc.
0.90%	06/01/23	25,000	24,455
VMware, Inc.
1.00%	08/15/24	30,000	28,606

			603,958

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Insurance — 5.89%
Allstate Corp. (The)
3.85%	08/10/49	$20,000	$20,386
Aon Corp.
2.80%	05/15/30	25,000	23,815
3.75%	05/02/29	5,000	5,118
Aon Corp./Aon Global Holdings PLC
2.05%	08/23/31	10,000	8,843
Arthur J Gallagher & Co.
3.05%	03/09/52	20,000	16,446
Athene Global Funding
1.61%	06/29/26[4]	15,000	13,679
1.99%	08/19/28[4]	10,000	8,790
(SOFR Rate plus 0.70%)
0.91%	05/24/24[4,6]	30,000	29,628
Berkshire Hathaway Finance Corp.
2.85%	10/15/50	35,000	30,436
2.88%	03/15/32	10,000	9,705
4.20%	08/15/48	20,000	21,547
Brown & Brown, Inc.
4.20%	03/17/32	40,000	40,673
Equitable Financial Life Global Funding
1.80%	03/08/28[4]	20,000	18,004
Farmers Exchange Capital II
6.15%	11/01/53[3,4]	10,000	11,840
Farmers Insurance Exchange
4.75%	11/01/57[3,4]	55,000	57,780
Guardian Life Insurance Co. of America (The)
3.70%	01/22/70[4]	45,000	41,058
Marsh & McLennan Cos., Inc.
2.25%	11/15/30	10,000	9,141
Massachusetts Mutual Life Insurance Co.
3.38%	04/15/50[4]	37,000	33,384
MMI Capital Trust I,
Series B
7.63%	12/15/27	25,000	29,351
Nationwide Mutual Insurance Co.
3.12%	12/15/24[3,4]	45,000	45,031
New York Life Insurance Co.
3.75%	05/15/50[4]	65,000	63,293
Northwestern Mutual Life Insurance Co. (The)
3.45%	03/30/51[4]	39,000	35,620
Principal Life Global Funding II
0.75%	04/12/24[4]	25,000	23,922
Teachers Insurance & Annuity Association of America
3.30%	05/15/50[4]	15,000	13,339
4.38%	09/15/54[3,4]	65,000	64,786
Travelers Cos., Inc. (The)
4.05%	03/07/48	10,000	10,523
Trinity Acquisition PLC
(United Kingdom)
4.40%	03/15/26[5]	20,000	20,658
Willis North America, Inc.
2.95%	09/15/29	35,000	32,911

			739,707

See accompanying Notes to Financial Statements.

45 / Annual Report March 2022

Corporate Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Materials — 0.60%
Georgia-Pacific LLC
2.30%	04/30/30[4]	$10,000	$9,296
3.60%	03/01/25[4]	20,000	20,214
International Flavors & Fragrances, Inc.
1.23%	10/01/25[4]	5,000	4,635
2.30%	11/01/30[4]	15,000	13,414
5.00%	09/26/48	25,000	27,527

			75,086

Real Estate Investment Trust (REIT) — 6.40%
Alexandria Real Estate Equities, Inc.
4.50%	07/30/29	11,000	11,713
American Assets Trust LP
3.38%	02/01/31	30,000	28,231
American Campus Communities Operating Partnership LP
2.25%	01/15/29	15,000	13,695
3.30%	07/15/26	10,000	9,959
3.63%	11/15/27	35,000	34,852
3.75%	04/15/23	25,000	25,221
American Homes 4 Rent LP
2.38%	07/15/31	15,000	13,280
Boston Properties LP
2.55%	04/01/32	10,000	9,027
3.25%	01/30/31	5,000	4,850
3.40%	06/21/29	5,000	4,962
Crown Castle International Corp.
3.30%	07/01/30	50,000	47,887
CubeSmart LP
2.25%	12/15/28	20,000	18,233
4.38%	02/15/29	5,000	5,239
CyrusOne LP/CyrusOne Finance Corp.
2.90%	11/15/24	5,000	5,014
3.45%	11/15/29	55,000	57,755
Equinix, Inc.
3.90%	04/15/32	30,000	29,842
Essex Portfolio LP
2.65%	03/15/32	5,000	4,576
Extra Space Storage LP
3.90%	04/01/29	25,000	25,097
GLP Capital LP/GLP Financing II, Inc.
3.35%	09/01/24	5,000	4,997
4.00%	01/15/30	65,000	63,563
Healthcare Realty Trust, Inc.
3.63%	01/15/28	30,000	29,777
Healthcare Trust of America Holdings LP
2.00%	03/15/31	15,000	13,002
Healthpeak Properties, Inc.
4.00%	06/01/25	35,000	35,616
Hudson Pacific Properties LP
3.95%	11/01/27	50,000	50,299
Invitation Homes Operating Partnership LP
2.30%	11/15/28	30,000	27,285
Kilroy Realty LP
2.50%	11/15/32	15,000	13,056
3.45%	12/15/24	10,000	10,032

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Real Estate Investment Trust (REIT) (continued)
Life Storage LP
2.20%	10/15/30	$40,000	$35,407
LXP Industrial Trust
2.38%	10/01/31	5,000	4,445
2.70%	09/15/30	45,000	41,597
MGM Growth Properties Operating Partnership LP/MGP Finance Co.-Issuer, Inc.
4.63%	06/15/25[4]	28,000	28,355
Mid-America Apartments LP
1.70%	02/15/31	10,000	8,657
Piedmont Operating Partnership LP
2.75%	04/01/32	15,000	13,346
SL Green Operating Partnership LP
3.25%	10/15/22	45,000	45,017
UDR, Inc.
(MTN)
4.40%	01/26/29	5,000	5,262
Ventas Realty LP
4.13%	01/15/26	10,000	10,240
Weyerhaeuser Co.
3.38%	03/09/33	15,000	14,631

			804,017

Retail — 0.88%
7-Eleven, Inc.
0.80%	02/10/24[4]	35,000	33,644
Alimentation Couche-Tard, Inc.
(Canada)
3.80%	01/25/50[4,5]	45,000	41,974
McDonald’s Corp.
(MTN)
4.20%	04/01/50	15,000	15,725
Starbucks Corp.
3.00%	02/14/32	20,000	19,131

			110,474

Services — 1.42%
Global Payments, Inc.
1.50%	11/15/24	35,000	33,470
Moody’s Corp.
2.75%	08/19/41	20,000	17,232
3.75%	02/25/52	15,000	14,820
Northwestern University
3.69%	12/01/38	10,000	10,710
RELX Capital, Inc.
4.00%	03/18/29	35,000	35,939
S&P Global, Inc.
4.75%	08/01/28[4]	15,000	16,128
University of Southern California
2.81%	10/01/50	10,000	8,841
Waste Connections, Inc.
(Canada)
2.60%	02/01/30[5]	5,000	4,710
3.05%	04/01/50[5]	20,000	17,370
3.20%	06/01/32[5]	15,000	14,624

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 46

Corporate Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Services (continued)
William Marsh Rice University
2.60%	05/15/50	$5,000	$4,278

			178,122

Transportation — 1.97%
Burlington Northern Santa Fe LLC
3.30%	09/15/51	20,000	19,094
4.40%	03/15/42	18,000	19,636
Canadian Pacific Railway Co.
(Canada)
2.45%	12/02/31[5]	35,000	32,491
Delta Air Lines Pass-Through Trust,
Series 2020-1, Class AA
2.00%	06/10/28	22,758	20,889
JetBlue Airways Pass-Through Trust,
Series 2019-1, Class AA
2.75%	05/15/32	13,720	12,677
JetBlue Airways Pass-Through Trust,
Series 2020-1, Class A
4.00%	11/15/32	28,037	27,906
Norfolk Southern Corp.
3.00%	03/15/32	15,000	14,640
U.S. Airways Pass-Through Trust,
Series 2011-1, Class A
7.13%	10/22/23	20,595	21,131
U.S. Airways Pass-Through Trust,
Series 2012-1, Class A
5.90%	10/01/24	13,664	14,253
Union Pacific Corp.
2.80%	02/14/32	15,000	14,434
2.95%	03/10/52	20,000	17,777
3.84%	03/20/60	25,000	25,222
United Airlines Pass-Through Trust,
Series 2016-2, Class AA
2.88%	10/07/28	7,886	7,439

			247,589

Water — 0.08%
American Water Capital Corp.
3.45%	05/01/50	11,000	10,382

Total Corporates
(Cost $12,182,778)			11,224,691

MORTGAGE-BACKED — 0.57%**

Non-Agency Commercial Mortgage-Backed — 0.26%
Commercial Mortgage Trust,
Series 2013-CR7, Class XA (IO)
1.17%	03/10/46[3]	302,141	2,366
Commercial Mortgage Trust,
Series 2014-UBS5, Class XA (IO)
0.85%	09/10/47[1,2,3]	597,896	9,750
Commercial Mortgage Trust,
Series 2014-UBS6, Class XA (IO)
0.86%	12/10/47[3]	433,667	8,158

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
GS Mortgage Securities Trust,
Series 2010-C1, Class X (IO)
0.56%	08/10/43[3,4]	$1,281,307	$9,618
GS Mortgage Securities Trust,
Series 2011-GC3, Class X (IO)
0.00%	03/10/44[3,4]	102,516	1
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2012-C5, Class XA (IO)
1.31%	08/15/45[3,4]	122,258	80
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2012-C6, Class XA (IO)
1.57%	11/15/45[1,2,3,4]	130,009	129
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C3, Class XB (IO)
0.21%	08/10/49[1,2,3,4]	2,200,000	2,416
WF-RBS Commercial Mortgage Trust,
Series 2012-C7, Class XA (IO)
1.20%	06/15/45[3,4]	294,702	91

			32,609

U.S. Agency Commercial Mortgage-Backed — 0.20%
Fannie Mae-Aces,
Series 2015-M4, Class X2 (IO)
2.84%	07/25/22[3]	20,052	1
Ginnie Mae,
Series 2009-111, Class IO (IO)
0.19%	09/16/51[3]	518,385	22,959
Ginnie Mae,
Series 2012-144, Class IO (IO)
0.33%	01/16/53[3]	162,023	1,718

			24,678

U.S. Agency Mortgage-Backed — 0.11%
Fannie Mae REMICS,
Series 2011-116, Class SA (IO)
(-1.00 X LIBOR USD 1-Month plus 6.00%, 6.00% Cap)
5.54%	11/25/41[6]	31,332	3,295
Fannie Mae REMICS,
Series 2012-128, Class UA
2.50%	06/25/42	10,835	10,514

			13,809

Total Mortgage-Backed
(Cost $227,078)			71,096

MUNICIPAL BONDS — 2.90%*

California — 1.18%
California State University Revenue Bonds, University & College Improvements, Series B
2.37%	11/01/35	35,000	29,920
City of San Francisco Public Utilities Commission Water Revenue Bonds, Series E
2.83%	11/01/41	25,000	22,498
Los Angeles Department of Airports Revenue Bonds, Port, Airport and Marina Improvements, Series A
3.89%	05/15/38	15,000	14,819

See accompanying Notes to Financial Statements.

47 / Annual Report March 2022

Corporate Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

MUNICIPAL BONDS (continued)

California (continued)
Los Angeles Department of Water & Power Water System Revenue Bonds, Water Utility Improvements, Series SY
6.01%	07/01/39	$5,000	$6,242
Los Angeles Unified School District General Obligation Bonds, School Improvements, Series KR
5.75%	07/01/34	30,000	35,575
5.76%	07/01/29	10,000	11,369
Los Angeles Unified School District General Obligation Bonds, School Improvements, Series RY
6.76%	07/01/34	5,000	6,354
Regents of the University of California Medical Center Pooled Revenue Bonds, Health, Hospital and Nursing Home Improvements, Series N
3.26%	05/15/60	5,000	4,479
Santa Clara Valley Transportation Authority Revenue Bonds, Transit Improvements
5.88%	04/01/32	10,000	11,332
University of California, Taxable, College & University, Revenue Bonds, University & College Improvements, Series AJ
4.60%	05/15/31	5,000	5,358

			147,946

Florida — 0.12%
County of Miami-Dade Aviation Revenue Bonds, Airport and Marina Improvements, Series D
3.50%	10/01/31	15,000	15,046

Massachusetts — 0.15%
Massachusetts School Building Authority Revenue Bonds, Series A
2.50%	02/15/37	10,000	8,760
Massachusetts School Building Authority Revenue Bonds, Series B
2.97%	10/15/32	10,000	9,970

			18,730

Michigan — 0.12%
University of Michigan Revenue Bonds, Taxable, Revenue Bonds, University & College Improvements, Series A
3.50%	04/01/52	15,000	15,281

New York — 1.22%
City of New York General Obligation Bonds, Series D
1.92%	08/01/31	25,000	21,959
Metropolitan Transportation Authority Revenue Bonds, Transit Improvements, Series C2
5.18%	11/15/49	5,000	5,718
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Public Improvements
3.73%	08/01/29	5,000	5,074
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Public Improvements, Series E
1.97%	02/01/33	20,000	16,830

Issues	Maturity Date	Principal Amount	Value

MUNICIPAL BONDS (continued)

New York (continued)
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Taxable Bonds, Public Improvements
3.96%	08/01/32	$30,000	$30,535
New York State Dormitory Authority Revenue Bonds, Series C
1.95%	03/15/29	50,000	45,742
New York State Urban Development Corp. Revenue Bonds, Transit Improvements, Series B
2.54%	03/15/34	10,000	8,978
2.59%	03/15/35	20,000	17,827

			152,663

Ohio — 0.11%
Ohio, Taxable Revenue Bonds, Advanced Refunding, Cleveland Clinic
2.89%	01/01/32	15,000	14,341

Total Municipal Bonds
(Cost $399,969)			364,007

U.S. TREASURY SECURITIES — 2.93%

U.S. Treasury Bonds — 0.63%
U.S. Treasury Bonds
2.00%	11/15/41	27,000	24,476
2.25%	02/15/52	35,000	33,578
U.S. Treasury Bonds - Treasury Inflation Indexed Bonds
0.13%	02/15/52[7]	21,209	22,025

			80,079

U.S. Treasury Notes — 2.30%
U.S. Treasury Notes
1.50%	02/29/24	37,000	36,465
1.75%	03/15/25	71,000	69,533
1.88%	02/28/27	100,000	97,360
1.88%	02/15/32	72,000	69,159
2.50%	03/31/27	16,000	16,038

			288,555

Total U.S. Treasury Securities
(Cost $371,619)			368,634

Total Bonds — 96.11%
(Cost $13,223,760)			12,068,364

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS — 2.83%

Money Market Funds — 2.83%
Dreyfus Government Cash Management Fund
0.19%[8]		186,000	186,000
Fidelity Investments Money Market Funds - Government Portfolio
0.12%[8]		20,236	20,236

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 48

Corporate Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS (continued)

Money Market Funds (continued)
Morgan Stanley Institutional Liquidity Funds - Government Portfolio
0.23%[8]	149,000	$149,000

Total Short-Term Investments
(Cost $355,236)	355,236

Total Investments Before Written Swaptions - 98.94%
(Cost $13,578,996)	12,423,600

Written Swaptions - (0.08)%
(Cost $(1,848))	(10,206)

Cash and Other Assets, Less Liabilities - 1.14%	143,444

Net Assets - 100.00%	$12,556,838

[1]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[2]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $57,586, which is 0.46% of total net assets.
[3]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[4]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[5]	Foreign denominated security issued by foreign domiciled entity.
[6]	Floating rate security. The rate disclosed was in effect at March 31, 2022.
[7]	Inflation protected security. Principal amount reflects original security face amount.
[8]	Represents the current yield as of March 31, 2022.
*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Bank Note

(CAD): Canadian Dollar

(GMTN): Global Medium-Term Note

(IO): Interest Only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-Term Note

(S&P): Standard & Poor’s

(SOFR): Secured Overnight Financing Rate

(USD): U.S. Dollar

Currency to be Purchased	Currency to be Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

FOREIGN CURRENCY EXCHANGE CONTRACT
CAD 275,000	USD 215,610	Citigroup Global Markets, Inc.	04/08/22	$4,548

USD 214,422	CAD 275,000	Citigroup Global Markets, Inc.	04/08/22	(5,737)

NET UNREALIZED DEPRECIATION				$(1,189)

See accompanying Notes to Financial Statements.

49 / Annual Report March 2022

Corporate Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)

FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Two-Year Note	6	06/30/22	$1,271,531	$(2,449)	$(2,449)
U.S. Treasury Five-Year Note	4	06/30/22	458,750	2,304	2,304

			1,730,281	(145)	(145)

FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Ten-Year Ultra Bond	5	06/21/22	(677,344)	16,372	16,372
U.S. Treasury Ultra Bond	1	06/21/22	(177,125)	(3,689)	(3,689)

			(854,469)	12,683	12,683

TOTAL FUTURES CONTRACTS			$875,812	$12,538	$12,538

				Received by the Fund		Paid by the Fund
Description	Counterparty	Purchase Date	Maturity Date	Rate	Frequency	Rate	Frequency	Notional Amount (000’s)	Value	Premiums (Received)	Unrealized (Depreciation)

WRITTEN PUT SWAPTIONS
Option to enter into a 2-year Interest Rate Swap	Citigroup Global Markets, Inc.	03/09/22	06/08/22	1.95%	Semi- annually	3-month USD LIBOR	Quarterly	$660	$(10,206)	$(1,848)	$(8,358)

		Received by the Fund		Paid by the Fund
Description	Maturity Date	Rate	Frequency	Rate	Frequency	Notional Amount (000’s)	Value	Premiums Paid	Unrealized Appreciation (Depreciation)

SWAPS: INTEREST RATE
Interest Rate Swap[1]	09/28/53	3-month USD LIBOR	Quarterly	1.87%	Semi-annually	$95	$7,552	$—	$7,552
Interest Rate Swap[1]	12/07/53	3-month USD LIBOR	Quarterly	1.74%	Semi-annually	35	3,612	—	3,612
Interest Rate Swap[1]	09/28/25	1.39%	Semi- annually	3-month USD LIBOR	Quarterly	1,130	(30,788)	—	(30,788)
Interest Rate Swap[1]	12/07/25	1.69%	Semi- annually	3-month USD LIBOR	Quarterly	420	(8,453)	—	(8,453)

TOTAL SWAPS CONTRACTS						$1,680	$(28,077)	$—	$(28,077)

[1]	Centrally cleared.

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 50

ESG Securitized Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

BONDS – 110.38%
ASSET-BACKED SECURITIES — 6.50%**
Aligned Data Centers Issuer LLC,
Series 2021-1A, Class A2
1.94%	08/15/46[1]	$150,000	$138,121
Flexential Issuer,
Series 2021-1A, Class A2
3.25%	11/27/51[1]	150,000	141,585
GoodLeap Sustainable Home Solutions Trust,
Series 2022-1GS, Class A
2.70%	01/20/49[1]	68,509	65,185
Loanpal Solar Loan Ltd.,
Series 2021-1GS, Class A
2.29%	01/20/48[1]	183,824	168,208
Sunnova Helios VII Issuer LLC,
Series 2021-C, Class A
2.03%	10/20/48[1]	194,450	179,908

Total Asset-Backed Securities
(Cost $741,543)			693,007

MORTGAGE-BACKED — 85.29%**

Non-Agency Commercial Mortgage-Backed — 38.11%
1211 Avenue of the Americas Trust,
Series 2015-1211, Class A1A1
3.90%	08/10/35[1]	150,000	150,934
BX Commercial Mortgage Trust,
Series 2022-AHP, Class AS
(CME Term SOFR 1-Month plus 1.49%)
1.79%	01/17/39[1,2]	155,000	153,445
CALI Mortgage Trust,
Series 2019-101C, Class A
3.96%	03/10/39[1]	125,000	127,085
CAMB Commercial Mortgage Trust,
Series 2021-CX2, Class B
2.77%	11/10/46[1,3]	150,000	135,520
Commercial Mortgage Trust,
Series 2019-521F, Class A
(LIBOR USD 1-Month plus 0.90%)
1.30%	06/15/34[1,2]	150,000	149,074
Commercial Mortgage Trust,
Series 2020-CX, Class A
2.17%	11/10/46[1]	176,000	157,564
Commercial Mortgage Trust,
Series 2022-HC, Class A
2.82%	01/10/39[1]	150,000	144,130
DC Office Trust,
Series 2019-MTC, Class A
2.97%	09/15/45[1]	170,000	161,086
DOLP Trust,
Series 2021-NYC, Class A
2.96%	05/10/41[1]	150,000	141,582
DROP Mortgage Trust,
Series 2021-FILE, Class A
(LIBOR USD 1-Month plus 1.15%)
1.55%	04/15/26[1,2]	150,000	148,638

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Commercial Mortgage-Backed (continued)
Frost CMBS DAC,
Series 2021-1A, Class GBB
(Ireland)
(SONIA plus 1.65%)
1.84%	11/22/26[1,2,4]	$250,000	$319,990
Grace Trust,
Series 2020-GRCE, Class B
2.60%	12/10/40[1]	150,000	135,405
Hudson Yards Mortgage Trust,
Series 2019-30HY, Class A
3.23%	07/10/39[1]	150,000	145,978
Hudson Yards Mortgage Trust,
Series 2019-55HY, Class A
2.94%	12/10/41[1,3]	150,000	143,519
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2019-OSB, Class A
3.40%	06/05/39[1]	150,000	148,352
KNDL Mortgage Trust,
Series 2019-KNSQ, Class A
(LIBOR USD 1-Month plus 0.80%)
1.20%	05/15/36[1,2]	130,000	129,044
KREST Commercial Mortgage Securities Trust,
Series 2021-CHIP, Class C
2.93%	11/05/44[1,3]	125,000	110,208
Manhattan West Mortgage Trust,
Series 2020-1MW, Class A
2.13%	09/10/39[1]	160,000	148,283
MFT Mortgage Trust,
Series 2020-B6, Class B
3.28%	08/10/40[1,3]	150,000	126,873
Morgan Stanley Capital I Trust,
Series 2020-CNP, Class A
2.43%	04/05/42[1,3]	150,000	136,261
Natixis Commercial Mortgage Securities Trust,
Series 2019-10K, Class A
3.62%	05/15/39[1]	150,000	147,952
NYO Commercial Mortgage Trust,
Series 2021-1290, Class A
(LIBOR USD 1-Month plus 1.10%)
1.49%	11/15/38[1,2]	100,000	99,185
One Bryant Park Trust,
Series 2019-OBP, Class A
2.52%	09/15/54[1]	150,000	139,165
One New York Plaza Trust,
Series 2020-1NYP, Class AJ
(LIBOR USD 1-Month plus 1.25%)
1.65%	01/15/36[1,2]	150,000	147,897
SFO Commercial Mortgage Trust,
Series 2021-555, Class C
(LIBOR USD 1-Month plus 1.80%)
2.20%	05/15/38[1,2]	130,000	127,079
Shops at Crystals Trust,
Series 2016-CSTL, Class A
3.13%	07/05/36[1]	150,000	142,467

See accompanying Notes to Financial Statements.

51 / Annual Report March 2022

ESG Securitized Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Commercial Mortgage-Backed (continued)
SLG Office Trust,
Series 2021-OVA, Class A
2.59%	07/15/41[1]	$100,000	$93,295
STWD Mortgage Trust,
Series 2021-LIH, Class A
(LIBOR USD 1-Month plus 0.86%)
1.26%	11/15/36[1,2]	160,000	157,055

			4,067,066

U.S. Agency Commercial Mortgage-Backed — 1.70%
Fannie Mae-Aces,
Series 2019-M9, Class A1
2.61%	06/25/29	49,846	49,342
Freddie Mac Multifamily ML Certificates,
Series 2021-ML12, Class XUS (IO)
1.22%	07/25/41[3]	1,096,855	132,007

			181,349

U.S. Agency Mortgage-Backed — 45.48%
Fannie Mae Pool AL9266
3.00%	10/01/46	149,077	148,096
Fannie Mae Pool BO2256
3.00%	10/01/49	339,305	333,867
Fannie Mae Pool CA5496
3.00%	04/01/50	428,666	424,201
Fannie Mae Pool FM2870
3.00%	03/01/50	267,634	264,260
Fannie Mae Pool FM3687
2.50%	06/01/50	379,809	364,926
Fannie Mae Pool MA4414
2.50%	09/01/51	213,291	203,945
Fannie Mae REMICS,
Series 2011-117, Class PF
(LIBOR USD 1-Month plus 0.35%)
0.81%	07/25/39[2]	15,803	15,804
Fannie Mae REMICS,
Series 2019-25, Class PA
3.00%	05/25/48	271,833	272,666
Freddie Mac Gold Pool G67707
3.50%	01/01/48	236,927	241,061
Freddie Mac Gold Pool G67708
3.50%	03/01/48	46,388	46,913
Freddie Mac Pool QA7550
3.00%	03/01/50	77,370	76,153
Freddie Mac Pool QA8518
3.00%	04/01/50	94,459	92,944
Freddie Mac Pool RA3282
3.00%	08/01/50	422,774	417,049
Freddie Mac Pool RA5552
3.00%	07/01/51	259,461	254,549
Freddie Mac Pool RA5855
2.50%	09/01/51	216,266	206,790
Freddie Mac Pool SD7511
3.50%	01/01/50	42,746	43,167

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac REMICS,
Series 3067, Class FA
(LIBOR USD 1-Month plus 0.35%)
0.75%	11/15/35[2]	$76,606	$76,564
Freddie Mac REMICS,
Series 3071, Class TF
(LIBOR USD 1-Month plus 0.30%)
0.70%	04/15/35[2]	23,795	23,811
Freddie Mac REMICS,
Series 3210, Class F
(LIBOR USD 1-Month plus 0.40%)
0.80%	05/15/36[2]	7,155	7,166
Freddie Mac REMICS,
Series 4139, Class DA
1.25%	12/15/27	33,932	32,741
Ginnie Mae (TBA)
2.00%	04/20/52	150,000	142,684
2.50%	04/20/52	150,000	145,419
UMBS (TBA)
2.00%	04/01/37	50,000	48,557
2.00%	04/01/52	75,000	69,580
2.00%	05/01/52	375,000	347,481
2.50%	04/01/37	75,000	74,119
2.50%	05/01/52	400,000	380,865
3.00%	04/01/52	25,000	24,457
3.00%	05/01/52	75,000	73,219

			4,853,054

Total Mortgage-Backed
(Cost $9,606,571)			9,101,469

U.S. TREASURY SECURITIES — 18.59%

U.S. Treasury Bonds — 2.65%
U.S. Treasury Bonds
1.88%	11/15/51	127,000	111,443
2.00%	11/15/41	34,000	30,821
2.25%	02/15/52	147,000	141,028

			283,292

U.S. Treasury Notes — 15.94%
U.S. Treasury Notes
0.88%	01/31/24	38,000	37,037
1.50%	02/29/24	203,000	200,066
1.75%	03/15/25	378,000	370,191
1.88%	02/28/27	223,000	217,112
1.88%	02/15/32	711,000	682,949
2.25%	03/31/24	61,000	60,919
2.50%	03/31/27	132,000	132,314

			1,700,588

Total U.S. Treasury Securities
(Cost $2,017,575)			1,983,880

Total Bonds — 110.38%
(Cost $12,365,689)			11,778,356

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 52

ESG Securitized Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount/ Shares	Value

SHORT-TERM INVESTMENTS — 3.04%

Money Market Funds — 2.13%
Fidelity Investments Money Market Funds - Government Portfolio
0.12%[5]		227,640	$227,640

U.S. Agency Discount Notes — 0.91%
Federal Home Loan Bank
1.04%[6]	06/14/24	$100,000	96,810

Total Short-Term Investments
(Cost $327,640)			324,450

Total Investments - 113.42%
(Cost $12,693,329)			12,102,806

Liabilities in Excess of Other Assets - (13.42)%			(1,431,641)

Net Assets - 100.00%			$10,671,165

[1]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[2]	Floating rate security. The rate disclosed was in effect at March 31, 2022.
[3]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[4]	Foreign denominated security issued by foreign domiciled entity.
[5]	Represents the current yield as of March 31, 2022.
[6]	Represents annualized yield at date of purchase.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(GBP): British Pound

(IO): Interest Only

(LIBOR): London InterBank Offer Rate

(SOFR): Secured Overnight Financing Rate

(SONIA): Sterling Overnight Index Average

(TBA): To-Be-Announced

(USD): U.S. Dollar

Currency to be Purchased	Currency to be Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
FOREIGN CURRENCY EXCHANGE CONTRACT
GBP 255,000	USD 334,340	Bank of America N.A.	04/08/22	$1,388
USD 342,186	GBP 255,000	Bank of America N.A.	04/08/22	6,457

				7,845

USD 323,422	GBP 247,000	Bank of America N.A.	07/08/22	(1,715)

NET UNREALIZED APPRECIATION				$6,130

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Two-Year Note	7	06/30/22	$1,483,453	$(15,590)	$(15,590)
FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Five-Year Note	7	06/30/22	(802,813)	24,447	24,447
U.S. Treasury Ten-Year Ultra Bond	4	06/21/22	(541,875)	17,522	17,522

			(1,344,688)	41,969	41,969

TOTAL FUTURES CONTRACTS			$138,765	$26,379	$26,379

See accompanying Notes to Financial Statements.

53 / Annual Report March 2022

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

BONDS – 99.69%

ASSET-BACKED SECURITIES — 7.21%**
Aimco CLO 11 Ltd.,
Series 2020-11A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.13%)
1.37%	10/17/34[1,2,3]	$185,000	$183,233
Aimco CLO 14 Ltd.,
Series 2021-14A, Class SUB
(Cayman Islands)
0.00%	04/20/34[1,3,4]	700,000	607,071
AMMC CLO 19 Ltd.,
Series 2016-19A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.14%)
1.38%	10/16/28[1,2,3]	6,478	6,465
AMSR Trust,
Series 2020-SFR1, Class I
8.19%	04/17/37[1]	450,000	453,419
BlueMountain CLO Ltd.,
Series 2018-3A, Class B
(Cayman Islands)
(LIBOR USD 3-Month plus 1.77%)
2.03%	10/25/30[1,2,3]	250,000	248,350
BMO SBA COOF Trust,
Series 2019-1, Class A (IO)
1.98%	10/25/45[1,4]	3,885,529	213,838
Carvana Auto Receivables Trust,
Series 2020-P1, Class R
0.00%	09/08/27[1]	1,300	319,741
Carvana Auto Receivables Trust,
Series 2021-N3, Class R
0.00%	06/12/28[1]	1,500	553,771
CIFC Funding Ltd.,
Series 2018-1A, Class SUB
(Cayman Islands)
0.00%	04/18/31[1,3,4]	575,000	385,689
CIFC Funding Ltd.,
Series 2022-2A, Class INCB
(Cayman Islands)
0.00%	04/19/35†,1,3,4	475,000	410,126
CoreVest American Finance Trust,
Series 2019-3, Class XA (IO)
2.04%	10/15/52[1,4]	687,393	37,889
CoreVest American Finance Trust,
Series 2021-1, Class XB (IO)
1.56%	04/15/53[1,4]	4,459,000	366,685
Dryden 72 CLO Ltd.,
Series 2019-72A, Class BR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.65%)
2.16%	05/15/32[1,2,3]	925,000	919,477
Dryden XXVI Senior Loan Fund,
Series 2013-26A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.90%)
1.14%	04/15/29[1,2,3]	61,372	61,030

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Dryden XXVIII Senior Loan Fund,
Series 2013-28A, Class A1LR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.20%)
1.71%	08/15/30[1,2,3]	$10,000	$9,969
Elmwood CLO VI Ltd.,
Series 2020-3A, Class BR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.65%)
1.90%	10/20/34[1,2,3]	440,000	436,528
Gilbert Park CLO Ltd.,
Series 2017-1A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.19%)
1.43%	10/15/30[1,2,3]	335,000	333,111
GoldenTree Loan Management U.S. CLO 8 Ltd.,
Series 2020-8A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.15%)
1.40%	10/20/34[1,2,3]	250,000	247,285
Greenwood Park CLO Ltd.,
Series 2018-1A, Class SUB
(Cayman Islands)
0.00%	04/15/31[1,3,4]	675,000	463,431
Invesco CLO Ltd.,
Series 2021-1A, Class SUB
(Cayman Islands)
0.00%	04/15/34[1,3,4]	650,000	511,508
J.G. Wentworth XXX LLC,
Series 2013-3A, Class A
4.08%	01/17/73[1]	44,066	45,709
J.G. Wentworth XXXII LLC,
Series 2014-2A, Class A
3.61%	01/17/73[1]	45,509	46,154
JPMorgan Chase Bank Auto Credit Linked Notes,
Series 2021-1, Class R
28.35%	09/25/28[1]	532,802	639,241
Navient Student Loan Trust,
Series 2018-4A, Class B
(LIBOR USD 1-Month plus 1.30%)
1.76%	06/27/67[1,2]	850,000	814,009
Nelnet Student Loan Trust,
Series 2015-3A, Class A3
(LIBOR USD 1-Month plus 0.90%)
1.36%	06/25/54[1,2]	630,000	627,914
Neuberger Berman Loan Advisers CLO 40 Ltd.,
Series 2021-40A, Class SUB
(Cayman Islands)
0.00%	04/16/33[1,3,4]	275,000	227,570
OCP CLO Ltd.,
Series 2017-14A, Class A1A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.15%)
1.63%	11/20/30[1,2,3]	325,000	323,551

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 54

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Palmer Square CLO Ltd.,
Series 2014-1A, Class A1R2
(Cayman Islands)
(LIBOR USD 3-Month plus 1.13%)
1.37%	01/17/31[1,2,3]	$725,000	$721,563
Palmer Square CLO Ltd.,
Series 2021-1A, Class SUB
(Cayman Islands)
0.00%	04/20/34[1,3,4]	625,000	520,656
Palmer Square Loan Funding Ltd.,
Series 2019-4A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 0.90%)
1.16%	10/24/27[1,2,3]	12,975	12,923
Palmer Square Loan Funding Ltd.,
Series 2020-2A, Class A2
(Cayman Islands)
(LIBOR USD 3-Month plus 1.55%)
1.80%	04/20/28[1,2,3]	10,000	9,998
PHEAA Student Loan Trust,
Series 2014-3A, Class A
(LIBOR USD 1-Month plus 0.59%)
1.05%	08/25/40[1,2]	35,667	35,005
Progress Residential Trust,
Series 2019-SFR2, Class A
3.15%	05/17/36[1]	330,332	326,927
Progress Residential,
Series 2021-SFR1, Class H
5.00%	04/17/38[1]	750,000	678,476
Rockford Tower CLO Ltd.,
Series 2017-2A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.02%)
1.26%	10/15/29[1,2,3]	54,811	54,603
Rockford Tower CLO Ltd.,
Series 2017-3A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.19%)
1.44%	10/20/30[1,2,3]	475,000	472,720
Skyline Aircraft Finance LLC,
Series 2021-1, Class A
3.23%	05/10/37[5,6]	517,199	488,107
SLM Student Loan Trust,
Series 2004-1, Class B
(LIBOR USD 3-Month plus 0.50%)
0.76%	07/25/39[2]	183,449	175,482
SLM Student Loan Trust,
Series 2007-2, Class B
(LIBOR USD 3-Month plus 0.17%)
0.43%	07/25/25[2]	115,000	106,654
SLM Student Loan Trust,
Series 2008-5, Class A4
(LIBOR USD 3-Month plus 1.70%)
1.96%	07/25/23[2]	88,991	89,297

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust,
Series 2008-7, Class A4
(LIBOR USD 3-Month plus 0.90%)
1.16%	07/25/23[2]	$16,214	$16,059
SLM Student Loan Trust,
Series 2008-7, Class B
(LIBOR USD 3-Month plus 1.85%)
2.11%	07/26/83[2]	10,000	9,950
Stratus CLO Ltd.,
Series 2021-3A, Class SUB
(Cayman Islands)
0.00%	12/29/29[1,3,4]	975,000	935,924
Textainer Marine Containers VII Ltd.,
Series 2021-1A, Class B
(Bermuda)
2.52%	02/20/46[1,3]	700,812	649,916
VCC Trust,
Series 2020-MC1, Class A
4.50%	06/25/45[1,4]	71,593	71,593
Voya CLO Ltd.,
Series 2018-4A, Class BR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.65%)
1.89%	01/15/32[1,2,3]	250,000	247,477

Total Asset-Backed Securities (Cost $15,832,663)			15,116,094

BANK LOANS — 6.87%*

Communications — 0.44%
CenturyLink, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
2.71%	03/15/27[2]	123,422	120,327
CSC Holdings LLC,
Term Loan B5, 1st Lien
(LIBOR plus 2.50%)
2.90%	04/15/27[2]	49,370	48,605
DIRECTV Financing LLC,
Term Loan, 1st Lien
(LIBOR plus 5.00%)
5.75%	08/02/27[2]	334,250	334,315
Frontier Communications Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.81%	05/01/28[2]	123,750	122,100
GTT Communications BV,
Term Loan B, 1st Lien
(EURIBOR plus 3.25%)
3.25%	05/31/25[2]	75,654	70,024
National CineMedia LLC,
Term Loan B, 1st Lien
(LIBOR plus 8.00%)
9.00%	12/20/24[2]	247,500	233,888

			929,259

See accompanying Notes to Financial Statements.

55 / Annual Report March 2022

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)

Consumer Discretionary — 0.48%
ADMI Corp.,
Term Loan B2, 1st Lien
(LIBOR plus 3.38%)
3.88%	12/23/27[2]	$148,500	$146,192
Naked Juice, LLC,
Term Loan
(SOFR plus 3.25%)
4.00%	01/24/29[2]	250,000	246,429
Peraton Corp.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.50%	02/01/28[2]	267,331	265,994
Sunshine Luxembourg VII SARL,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.76%	10/01/26[2]	247,500	246,224
Waystar technologies, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
4.46%	10/22/26[2]	98,492	98,369

			1,003,208

Electric — 0.66%
Astoria Energy LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.50%	12/10/27[2]	266,660	263,618
Calpine Corp.,
Term Loan B9, 1st Lien
(LIBOR plus 2.00%)
2.46%	04/05/26[2]	246,827	243,793
Endure Digital, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.25%	02/10/28[2]	397,000	386,579
Vistra Operations Co., LLC,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
2.19%	12/31/25[2]	95,978	95,138
2.21%	12/31/25[2]	397,098	393,624

			1,382,752

Entertainment — 0.49%
Cineworld Finance U.S., Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
4.00%	02/28/25[2]	123,003	95,255
Crown Finance U.S., Inc.,
Term Loan B1, 1st Lien
(LIBOR plus 7.00%)
7.00%	05/23/24[2]	783,473	927,440

			1,022,695

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)

Finance — 0.26%
DCG Acquisition Corp.,
Term Loan, 1st Lien
(LIBOR plus 4.50%)
4.96%	09/30/26[2]	$271,561	$267,657
Schweitzer-Mauduit International, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
4.50%	04/20/28[2]	272,938	269,982

			537,639

Food — 0.04%
Houston Foods, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
6.21%	07/20/25[2]	98,510	93,092

Gaming — 0.18%
Churchill Downs, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
2.46%	12/27/24[2]	394,845	390,589

Health Care — 0.84%
Avantor Funding, Inc.,
Term Loan B5, 1st Lien
(LIBOR plus 2.25%)
2.75%	11/08/27[2]	99,003	98,384
Avolon TLB Borrower 1 U.S. LLC,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
2.50%	01/15/25[2]	275,000	271,151
Buckeye Partners LP,
Term Loan, 1st Lien
(LIBOR plus 2.25%)
2.71%	11/01/26[2]	246,875	245,410
Certara Holdco, Inc.,
Term Loan B
(LIBOR plus 3.50%)
3.96%	08/15/26[2]	272,938	269,526
Genesee & Wyoming, Inc.,
Term Loan, 1st Lien
(LIBOR plus 2.00%)
3.01%	12/30/26[2]	271,537	268,949
Horizon Therapeutics USA, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
2.25%	03/15/28[2]	272,250	269,954
ICON Luxembourg SARL,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
3.31%	07/03/28[2]	191,077	190,420
Indigo Merger Sub, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
3.31%	07/03/28[2]	47,607	47,443

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 56

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)

Health Care (continued)
Pathway Vet Alliance LLC,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
4.21%	03/31/27[2]	$98,502	$97,702

			1,758,939

Industrials — 0.42%
Berry Global, Inc.,
Term Loan Z, 1st Lien
(LIBOR plus 1.75%)
2.07%	07/01/26[2]	357,442	353,029
Charter Next generation, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
4.50%	12/01/27[2]	74,250	73,937
Michaels Cos., Inc. (The),
Term Loan, 1st Lien
(LIBOR plus 4.25%)
5.26%	04/15/28[2]	168,725	158,695
Proampac PG Borrower LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.50%	11/03/25[2]	198,005	194,094
Zep, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
5.00%	08/12/24[2]	98,235	94,305

			874,060

Information Technology — 1.79%
AppLovin Corp.,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
3.25%	08/15/25[2]	271,492	270,496
AthenaHealth Group, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.50%)
4.00%	02/15/29[2,7]	855,072	847,590
CT Technologies Intermediate Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.25%)
5.00%	12/16/25[2]	74,250	73,819
EagleView Technology Co.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.51%	08/14/25[2]	271,492	264,819
Gainwell Acquisition Corp.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
5.01%	10/01/27[2]	247,494	247,494
IQVIA, Inc.,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
2.76%	06/11/25[2]	369,469	367,899

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)

Information Technology (continued)
Nouryon USA LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
4.01%	10/01/25[2]	$311,239	$307,219
Precision Medicine Group LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
4.01%	11/18/27[2,8]	349,423	343,745
RealPage, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
3.75%	04/24/28[2]	273,625	270,889
Scientific Games International, Inc.,
Term Loan B5, 1st Lien
(LIBOR plus 2.75%)
3.21%	08/14/24[2]	487,829	486,612
Spin Holdco, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
4.75%	03/04/28[2]	272,250	270,642

			3,751,224

Insurance — 0.12%
Acrisure LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
3.96%	02/15/27[2]	249,364	246,351

Real Estate Investment Trust (REIT) — 0.23%
Aveanna Healthcare LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.25%	07/17/28[2,9]	250,252	244,090
Rent-A-Center, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
3.81%	02/17/28[2]	247,500	243,130

			487,220

Retail — 0.49%
AmWINS Group, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
3.00%	02/19/28[2]	172,813	170,221
Sinclair Television Group, Inc.,
Term Loan B2B, 1st Lien
(LIBOR plus 2.50%)
2.96%	09/30/26[2]	394,937	383,910
U.S. Anesthesia Partners, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.25%)
4.75%	09/22/28[2]	472,625	470,175

			1,024,306

See accompanying Notes to Financial Statements.

57 / Annual Report March 2022

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)

Services — 0.30%
SS&C Technologies, Inc.,
Term Loan B5, 1st Lien
(LIBOR plus 1.75%)
2.21%	04/16/25[2]	$389,965	$384,468
Trans Union LLC,
Term Loan B6
(LIBOR plus 2.25%)
2.75%	12/01/28[2]	249,282	247,828

			632,296

Transportation — 0.13%
Kenan Advantage Group, Inc. (The),
Term Loan, 2nd Lien
(LIBOR plus 7.25%)
8.00%	09/01/27[2]	275,000	266,750

Total Bank Loans
(Cost $14,357,185)			14,400,380

CORPORATES — 35.21%*

Banking — 5.71%
ABN AMRO Bank NV
(Netherlands)
2.47%	12/13/29[1,3,4]	270,000	247,152
Bank of America Corp.
2.30%	07/21/32[4]	485,000	431,992
2.57%	10/20/32[4]	130,000	118,480
2.69%	04/22/32[4]	55,000	50,571
3.00%	12/20/23[4]	170,000	170,494
Bank of America Corp.
(MTN)
2.02%	02/13/26[4]	375,000	361,276
2.09%	06/14/29[4]	310,000	283,597
3.82%	01/20/28[4]	125,000	126,698
Bank of America Corp.,
Series N
1.66%	03/11/27[4]	865,000	808,599
Bank of America Corp.,
Series RR
4.38%[4,10]		100,000	94,227
Comerica, Inc.
5.63%[4,10]		15,000	15,600
Credit Suisse Group AG
(Switzerland)
1.31%	02/02/27[1,3,4]	325,000	290,647
2.19%	06/05/26[1,3,4]	195,000	183,482
2.59%	09/11/25[1,3,4]	215,000	207,495
3.09%	05/14/32[1,3,4]	260,000	234,234
3.75%	03/26/25[3]	80,000	79,762
Discover Bank
2.45%	09/12/24	230,000	226,164
DNB Bank ASA
(Norway)
0.86%	09/30/25[1,3,4]	220,000	208,517

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Banking (continued)
HSBC Holdings PLC
(United Kingdom)
1.59%	05/24/27[3,4]	$525,000	$479,854
2.01%	09/22/28[3,4]	200,000	181,636
2.63%	11/07/25[3,4]	150,000	146,426
2.87%	11/22/32[3,4]	500,000	455,645
4.29%	09/12/26[3,4]	130,000	131,699
JPMorgan Chase & Co.
0.97%	06/23/25[4]	280,000	267,508
1.58%	04/22/27[4]	580,000	540,640
2.01%	03/13/26[4]	25,000	24,132
2.08%	04/22/26[4]	165,000	159,151
2.58%	04/22/32[4]	640,000	587,252
Lloyds Banking Group PLC
(United Kingdom)
1.63%	05/11/27[3,4]	205,000	188,187
2.91%	11/07/23[3,4]	185,000	185,315
3.75%	03/18/28[3,4]	390,000	388,772
3.87%	07/09/25[3,4]	30,000	30,334
Macquarie Group Ltd.
(Australia)
2.87%	01/14/33[1,3,4]	375,000	333,598
3.19%	11/28/23[1,3,4]	135,000	135,257
4.44%	06/21/33[1,3,4]	135,000	136,697
NatWest Group PLC
(United Kingdom)
4.27%	03/22/25[3,4]	500,000	506,085
Santander UK Group Holdings PLC
(United Kingdom)
1.09%	03/15/25[3,4]	325,000	309,169
1.67%	06/14/27[3,4]	325,000	296,093
3.37%	01/05/24[3,4]	35,000	35,120
4.80%	11/15/24[3,4]	245,000	250,684
U.S. Bancorp
3.70%[4,10]		105,000	95,270
Wells Fargo & Co.
(MTN)
2.39%	06/02/28[4]	745,000	705,321
3.35%	03/02/33[4]	770,000	749,132
3.53%	03/24/28[4]	525,000	524,453

			11,982,417

Communications — 4.05%
AT&T, Inc.
2.55%	12/01/33	897,000	798,718
4.75%	05/15/46	125,000	136,271
CCO Holdings, LLC/CCO Holdings Capital Corp.
4.25%	01/15/34[1]	195,000	169,650
Charter Communications Operating LLC/Charter
Communications Operating Capital
4.80%	03/01/50	250,000	238,807
5.38%	05/01/47	141,000	144,619
Charter Communications Operating, LLC/Charter
Communications Operating Capital
5.25%	04/01/53	520,000	524,928

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 58

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Communications (continued)
CommScope, Inc.
4.75%	09/01/29[1]	$300,000	$278,250
CSC Holdings LLC
4.13%	12/01/30[1]	775,000	683,410
Diamond Sports Group LLC/Diamond Sports Finance Co.
6.63%	08/15/27[1]	740,000	154,253
Diamond Sports Group, LLC/Diamond Sports Finance Co.
5.38%	08/15/26[1]	751,000	294,768
DIRECTV Financing LLC/DIRECTV Financing Co. Obligor, Inc.
5.88%	08/15/27[1]	169,000	166,756
DISH Network Corp.
3.38%	08/15/26	837,000	754,974
Gray Escrow II, Inc.
5.38%	11/15/31[1]	267,000	255,533
Intelsat Jackson Holdings SA
(Luxembourg)
6.50%	03/15/30[1,3]	335,000	335,011
Intelsat Jackson Holdings SA,
Class B
8.50%	10/15/24[1,3,5,6,11,12]	270,000	—
Intelsat Jackson Holdings SA,
Class B
(Luxembourg)
5.50%	08/01/23[3,5,6,11,12]	535,000	—
9.75%	07/15/25[1,3,5,6,11,12]	360,000	—
Level 3 Financing, Inc.
3.63%	01/15/29[1]	40,000	35,038
3.88%	11/15/29[1]	530,000	488,716
Lumen Technologies, Inc.
5.38%	06/15/29[1]	675,000	602,073
National CineMedia LLC
5.88%	04/15/28[1]	757,000	662,670
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC
4.74%	03/20/25[1]	393,750	402,188
5.15%	03/20/28[1]	495,000	521,705
Tencent Holdings Ltd.
(Cayman Islands)
2.88%	04/22/31[1,3]	200,000	182,881
Time Warner Cable LLC
5.50%	09/01/41	80,000	83,253
Vodafone Group PLC
(United Kingdom)
4.25%	09/17/50[3]	60,000	59,861
5.25%	05/30/48[3]	300,000	337,033
Zayo Group Holdings, Inc.
4.00%	03/01/27[1]	185,000	170,574

			8,481,940

Consumer Discretionary — 1.36%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev
Worldwide, Inc.
4.90%	02/01/46	115,000	128,081

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Consumer Discretionary (continued)
Bacardi Ltd.
(Bermuda)
4.45%	05/15/25[1,3]	$165,000	$169,040
BAT Capital Corp.
3.56%	08/15/27	165,000	160,624
4.39%	08/15/37	150,000	139,819
5.65%	03/16/52	430,000	437,187
Imperial Brands Finance PLC
(United Kingdom)
4.25%	07/21/25[1,3]	160,000	161,389
Magallanes, Inc.
4.28%	03/15/32[1]	190,000	191,189
5.05%	03/15/42[1]	375,000	382,774
5.14%	03/15/52[1]	240,000	245,851
Reynolds American, Inc.
4.45%	06/12/25	95,000	97,100
5.70%	08/15/35	100,000	105,442
5.85%	08/15/45	95,000	97,231
Spectrum Brands, Inc.
5.50%	07/15/30[1]	550,000	528,770

			2,844,497

Electric — 1.02%
Alliant Energy Finance LLC
1.40%	03/15/26[1]	245,000	223,215
Alliant Energy Finance, LLC
3.60%	03/01/32[1]	155,000	151,359
American Electric Power Co., Inc.
2.03%	03/15/24	455,000	447,554
Comision Federal de Electricidad
(Mexico)
4.69%	05/15/29[1,3]	200,000	198,063
Duke Energy Carolinas LLC
4.00%	09/30/42	250,000	257,120
Eversource Energy,
Series O
4.25%	04/01/29	8,000	8,342
FirstEnergy Transmission LLC
2.87%	09/15/28[1]	418,000	388,574
Pennsylvania Electric Co.
4.15%	04/15/25[1]	280,000	284,614
Public Service Co. of New Mexico
3.85%	08/01/25	40,000	40,716
Tucson Electric Power Co.
3.85%	03/15/23	140,000	142,124

			2,141,681

Energy — 3.14%
Archrock Partners LP/Archrock Partners Finance Corp.
6.25%	04/01/28[1]	211,000	208,626
Ecopetrol SA
(Colombia)
6.88%	04/29/30[3]	200,000	210,720
Energy Transfer LP
4.75%	01/15/26	10,000	10,385
4.90%	03/15/35	20,000	20,165

See accompanying Notes to Financial Statements.

59 / Annual Report March 2022

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Energy (continued)
4.95%	06/15/28	$100,000	$105,169
Energy Transfer LP,
Series B
6.63%[4,10]		733,000	658,784
Exxon Mobil Corp.
4.23%	03/19/40	70,000	75,545
Galaxy Pipeline Assets Bidco Ltd.
(United Kingdom)
2.16%	03/31/34[1,3]	384,344	354,861
Global Partners LP/GLP Finance Corp.
6.88%	01/15/29	430,000	425,433
Hess Corp.
5.60%	02/15/41	20,000	22,526
KazMunayGas National Co. JSC
(Kazakhstan)
3.50%	04/14/33[1,3]	200,000	167,500
NGL Energy Operating LLC/NGL Energy Finance Corp.
7.50%	02/01/26[1]	294,000	289,332
NGPL Pipe Co. LLC
4.88%	08/15/27[1]	40,000	41,704
Occidental Petroleum Corp.
0.00%	10/10/36[13]	644,000	346,730
Petroleos Mexicanos
(Mexico)
6.63%	06/15/35[3]	5,000	4,497
6.75%	09/21/47[3]	15,000	12,221
6.95%	01/28/60[3]	5,000	4,062
7.69%	01/23/50[3]	145,000	126,904
Petronas Capital Ltd.
(Malaysia)
3.50%	04/21/30[1,3]	200,000	204,320
Rockies Express Pipeline LLC
4.80%	05/15/30[1]	234,000	224,055
4.95%	07/15/29[1]	215,000	208,961
Ruby Pipeline LLC
8.00%	04/01/22[1,5,6]	535,455	497,973
Southern Natural Gas Co. LLC
4.80%	03/15/47[1]	65,000	69,045
Texas Eastern Transmission LP
2.80%	10/15/22[1]	170,000	170,601
TransMontaigne Partners LP/TLP Finance Corp.
6.13%	02/15/26	325,000	320,125
Transocean Phoenix 2 Ltd.
(Cayman Islands)
7.75%	10/15/24[1,3]	77,500	78,175
Transocean Poseidon Ltd.
(Cayman Islands)
6.88%	02/01/27[1,3]	32,813	32,537
Transocean Proteus Ltd.
(Cayman Islands)
6.25%	12/01/24[1,3]	355,000	352,819
USA Compression Partners LP/USA Compression Finance Corp.
6.88%	09/01/27	407,000	409,192
Venture Global Calcasieu Pass LLC
4.13%	08/15/31[1]	875,000	860,271

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Energy (continued)
Williams Cos., Inc. (The)
4.30%	03/04/24	$60,000	$61,305

			6,574,543

Entertainment — 0.29%
Cinemark USA, Inc.
5.25%	07/15/28[1]	385,000	360,745
WMG Acquisition Corp.
3.75%	12/01/29[1]	269,000	252,801

			613,546

Finance — 4.70%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
(Ireland)
2.45%	10/29/26[3]	123,000	113,765
3.30%	01/30/32[3]	410,000	370,933
3.88%	01/23/28[3]	5,000	4,870
4.45%	10/01/25[3]	110,000	110,517
Air Lease Corp.
2.25%	01/15/23	25,000	25,020
Air Lease Corp.
(MTN)
2.88%	01/15/26	380,000	367,256
American Express Co.
2.55%	03/04/27	190,000	184,751
Avolon Holdings Funding Ltd.
(Cayman Islands)
2.53%	11/18/27[1,3]	123,000	108,871
Capital One Financial Corp.
1.34%	12/06/24[4]	360,000	349,440
Cboe Global Markets, Inc.
3.00%	03/16/32	190,000	183,943
Charles Schwab Corp. (The)
2.90%	03/03/32	285,000	274,473
5.00%[4,10]		200,000	199,760
Citigroup, Inc.
2.56%	05/01/32[4]	90,000	81,338
2.57%	06/03/31[4]	75,000	68,843
3.06%	01/25/33[4]	480,000	449,465
3.52%	10/27/28[4]	435,000	431,517
3.79%	03/17/33[4]	245,000	243,667
Citigroup, Inc.,
Series VAR
3.07%	02/24/28[4]	95,000	92,766
CME Group, Inc.
2.65%	03/15/32	190,000	181,900
Discover Financial Services
3.95%	11/06/24	105,000	106,760
Ford Motor Credit Co. LLC
4.25%	09/20/22	85,000	85,623
Goldman Sachs Group, Inc. (The)
0.93%	10/21/24[4]	130,000	126,081
1.22%	12/06/23	455,000	444,411
1.43%	03/09/27[4]	575,000	530,799
1.95%	10/21/27[4]	230,000	213,907
2.38%	07/21/32[4]	170,000	151,164

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 60

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Finance (continued)
3.10%	02/24/33[4]	$500,000	$471,826
3.20%	02/23/23	100,000	100,930
3.27%	09/29/25[4]	165,000	164,918
Goldman Sachs Group, Inc. (The),
Series VAR
1.09%	12/09/26[4]	5,000	4,587
Intercontinental Exchange, Inc.
1.85%	09/15/32	195,000	169,082
Jane Street Group/JSG Finance, Inc.
4.50%	11/15/29[1]	435,000	412,699
JPMorgan Chase & Co.
1.05%	11/19/26[4]	270,000	249,578
2.55%	11/08/32[4]	90,000	82,218
2.95%	02/24/28[4]	120,000	117,147
JPMorgan Chase & Co.,
Series KK
3.65%[4,10]		115,000	107,813
Morgan Stanley
0.99%	12/10/26[4]	145,000	133,438
1.59%	05/04/27[4]	120,000	111,588
2.94%	01/21/33[4]	305,000	285,948
Morgan Stanley
(GMTN)
2.24%	07/21/32[4]	20,000	17,741
Morgan Stanley
(MTN)
1.16%	10/21/25[4]	495,000	470,657
1.93%	04/28/32[4]	445,000	385,599
Nationwide Building Society
(United Kingdom)
2.97%	02/16/28[1,3,4]	200,000	190,733
3.77%	03/08/24[1,3,4]	380,000	382,249
4.36%	08/01/24[1,3,4]	130,000	132,042
Park Aerospace Holdings Ltd.
(Cayman Islands)
4.50%	03/15/23[1,3]	30,000	30,228
5.50%	02/15/24[1,3]	2,000	2,048
Pipeline Funding Co. LLC
7.50%	01/15/30[1]	153,703	180,198
Raymond James Financial, Inc.
4.65%	04/01/30	145,000	153,981

			9,859,088

Food — 1.53%
Chobani LLC/Chobani Finance Corp, Inc.
4.63%	11/15/28[1]	500,000	462,183
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
(Canada)
3.75%	12/01/31[1,3]	385,000	356,042
5.50%	01/15/30[1,3]	376,000	385,182
Kraft Heinz Foods Co.
3.00%	06/01/26	185,000	182,321
4.88%	10/01/49	70,000	73,873
5.20%	07/15/45	150,000	162,562

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Food (continued)
Lamb Weston Holdings, Inc.
4.13%	01/31/30[1]	$550,000	$515,212
Pilgrim’s Pride Corp.
4.25%	04/15/31[1]	180,000	166,844
5.88%	09/30/27[1]	184,000	186,155
Post Holdings, Inc.
4.50%	09/15/31[1]	525,000	465,741
4.63%	04/15/30[1]	265,000	239,056
Smithfield Foods, Inc.
5.20%	04/01/29[1]	5,000	5,252

			3,200,423

Gaming — 0.39%
Caesars Entertainment, Inc.
4.63%	10/15/29[1]	550,000	516,291
CDI Escrow Issuer, Inc.
5.75%	04/01/30[1]	300,000	303,423

			819,714

Health Care — 3.67%
180 Medical, Inc.
3.88%	10/15/29[1]	168,000	159,180
AbbVie, Inc.
3.85%	06/15/24	10,000	10,203
4.50%	05/14/35	324,000	348,513
Amgen, Inc.
3.15%	02/21/40	100,000	91,351
3.35%	02/22/32	95,000	94,253
Baxter International, Inc.
0.87%	12/01/23[1]	260,000	251,796
Bayer U.S. Finance II LLC
4.25%	12/15/25[1]	255,000	259,581
4.38%	12/15/28[1]	210,000	214,972
4.40%	07/15/44[1]	245,000	237,430
4.88%	06/25/48[1]	80,000	86,331
Becton Dickinson and Co.
3.73%	12/15/24	3,000	3,051
Centene Corp.
2.45%	07/15/28	349,000	319,170
3.00%	10/15/30	323,000	297,163
CommonSpirit Health
2.78%	10/01/30	35,000	32,475
4.35%	11/01/42	100,000	101,214
CVS Health Corp.
5.05%	03/25/48	270,000	306,236
Embecta Corp.
6.75%	02/15/30[1]	525,000	527,267
Encompass Health Corp.
4.63%	04/01/31	550,000	516,772
Endo DAC/Endo Finance LLC/Endo Finco, Inc.
(Ireland)
6.00%	06/30/28[1,3]	860,000	501,509
Endo Luxembourg Finance Co. I Sarl/Endo U.S., Inc.
(Luxembourg)
6.13%	04/01/29[1,3]	175,000	159,913

See accompanying Notes to Financial Statements.

61 / Annual Report March 2022

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Health Care (continued)
HCA, Inc.
3.63%	03/15/32[1]	$550,000	$539,294
4.13%	06/15/29	80,000	81,533
5.00%	03/15/24	10,000	10,368
5.25%	06/15/49	185,000	203,404
5.63%	09/01/28	275,000	297,687
ModivCare Escrow Issuer, Inc.
5.00%	10/01/29[1]	625,000	583,171
Molina Healthcare, Inc.
3.88%	11/15/30[1]	763,000	737,962
4.38%	06/15/28[1]	74,000	73,259
NYU Langone Hospitals,
Series 2020
3.38%	07/01/55	295,000	264,369
Prime Healthcare Services, Inc.
7.25%	11/01/25[1]	258,000	265,095
Royalty Pharma PLC
(United Kingdom)
1.75%	09/02/27[3]	125,000	113,724

			7,688,246

Industrials — 1.89%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
(Canada)
5.25%	08/15/27[1,3]	825,000	766,054
Artera Services LLC
9.03%	12/04/25[1]	669,000	669,253
BAE Systems Holdings, Inc.
3.85%	12/15/25[1]	250,000	251,154
Berry Global, Inc.
1.65%	01/15/27	40,000	36,500
Boeing Co. (The)
1.43%	02/04/24	340,000	329,099
Clydesdale Acquisition Holdings, Inc.
6.63%	04/15/29[1]	300,000	303,375
Energizer Holdings, Inc.
4.38%	03/31/29[1]	475,000	416,979
General Electric Co.
(MTN)
(LIBOR USD 3-Month plus 0.38%)
0.70%	05/05/26[2]	57,000	56,121
(LIBOR USD 3-Month plus 0.48%)
0.99%	08/15/36[2]	52,000	44,793
General Electric Co.,
Series A (MTN)
6.75%	03/15/32	17,000	21,461
OT Merger Corp.
7.88%	10/15/29[1]	625,000	550,404
Trivium Packaging Finance BV
(Netherlands)
5.50%	08/15/26[1,3]	509,000	507,575

			3,952,768

Information Technology — 0.48%
Broadcom, Inc.
3.42%	04/15/33[1]	190,000	177,410

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Information Technology (continued)
Fiserv, Inc.
2.65%	06/01/30	$10,000	$9,244
Intel Corp.
3.05%	08/12/51	29,000	25,827
Netflix, Inc.
5.88%	02/15/25	310,000	331,153
Oracle Corp.
2.88%	03/25/31	65,000	59,351
3.80%	11/15/37	90,000	81,034
3.95%	03/25/51	320,000	280,315
4.00%	11/15/47	40,000	35,481

			999,815

Insurance — 1.15%
Acrisure LLC/Acrisure Finance, Inc.
4.25%	02/15/29[1]	175,000	159,215
AmWINS Group, Inc.
4.88%	06/30/29[1]	179,000	171,146
Aon Corp./Aon Global Holdings PLC
3.90%	02/28/52	280,000	277,530
Athene Global Funding
1.99%	08/19/28[1]	370,000	325,215
2.72%	01/07/29[1]	95,000	87,430
3.21%	03/08/27[1]	130,000	125,299
Berkshire Hathaway Finance Corp.
2.50%	01/15/51	115,000	92,939
3.85%	03/15/52	85,000	86,978
Brown & Brown, Inc.
4.95%	03/17/52	160,000	171,002
Farmers Exchange Capital II
6.15%	11/01/53[1,4]	150,000	177,601
Farmers Exchange Capital III
5.45%	10/15/54[1,4]	85,000	95,961
Farmers Insurance Exchange
4.75%	11/01/57[1,4]	135,000	141,824
Metropolitan Life Global Funding I
2.95%	04/09/30[1]	15,000	14,559
Nationwide Mutual Insurance Co.
3.12%	12/15/24[1,4]	375,000	375,259
Teachers Insurance & Annuity Association of America
4.27%	05/15/47[1]	40,000	42,371
4.38%	09/15/54[1,4]	65,000	64,786

			2,409,115

Materials — 1.15%
ASP Unifrax Holdings, Inc.
5.25%	09/30/28[1]	265,000	246,511
Axalta Coating Systems, LLC
3.38%	02/15/29[1]	865,000	761,320
EverArc Escrow SARL
(Luxembourg)
5.00%	10/30/29[1,3]	450,000	412,031
Herens Holdco SARL
(Luxembourg)
4.75%	05/15/28[1,3]	450,000	405,050

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 62

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Materials (continued)
Indonesia Asahan Aluminium Persero PT,
Series REGS
(Indonesia)
5.45%	05/15/30[3]	$200,000	$209,225
6.53%	11/15/28[3]	200,000	222,491
International Flavors & Fragrances, Inc.
2.30%	11/01/30[1]	170,000	152,022

			2,408,650

Real Estate Investment Trust (REIT) — 1.97%
American Assets Trust LP
3.38%	02/01/31	500,000	470,522
American Campus Communities Operating Partnership LP
2.25%	01/15/29	45,000	41,085
3.30%	07/15/26	55,000	54,775
3.63%	11/15/27	190,000	189,194
3.75%	04/15/23	60,000	60,532
Boston Properties LP
2.75%	10/01/26	10,000	9,744
China Aoyuan Group Ltd.
(Cayman Islands)
6.35%	02/08/24[3,5,6,11,12]	200,000	34,000
CyrusOne LP/CyrusOne Finance Corp.
2.90%	11/15/24	5,000	5,014
3.45%	11/15/29	660,000	693,064
GLP Capital LP/GLP Financing II, Inc.
4.00%	01/15/30	130,000	127,127
5.38%	11/01/23	10,000	10,269
5.38%	04/15/26	375,000	392,262
5.75%	06/01/28	10,000	10,779
Healthcare Realty Trust, Inc.
3.63%	01/15/28	150,000	148,883
Healthcare Trust of America Holdings LP
2.00%	03/15/31	140,000	121,348
Healthpeak Properties, Inc.
3.40%	02/01/25	2,000	2,009
Hudson Pacific Properties LP
3.95%	11/01/27	255,000	256,524
Invitation Homes Operating Partnership LP
2.30%	11/15/28	50,000	45,474
4.15%	04/15/32	165,000	168,713
Iron Mountain Information Management Services, Inc.
5.00%	07/15/32[1]	275,000	258,789
Iron Mountain, Inc.
4.50%	02/15/31[1]	200,000	185,460
Kilroy Realty LP
2.50%	11/15/32	50,000	43,521
LXP Industrial Trust
2.70%	09/15/30	160,000	147,901
SL Green Operating Partnership LP
3.25%	10/15/22	420,000	420,156
Sunac China Holdings Ltd.
(Cayman Islands)
6.50%	01/10/25[3,6]	210,000	53,400

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Real Estate Investment Trust (REIT) (continued)
Weyerhaeuser Co.
3.38%	03/09/33	$195,000	$190,209

			4,140,754

Retail — 1.34%
1011778 BC ULC/New Red Finance, Inc.
(Canada)
4.00%	10/15/30[1,3]	800,000	723,712
Asbury Automotive Group, Inc.
5.00%	02/15/32[1]	275,000	256,177
Bloomin’ Brands, Inc./OSI Restaurant Partners LLC
5.13%	04/15/29[1]	343,000	324,392
Fertitta Entertainment, LLC/Fertitta Entertainment Finance Co., Inc.
6.75%	01/15/30[1]	450,000	415,125
FirstCash, Inc.
5.63%	01/01/30[1]	475,000	457,013
Michaels Cos., Inc. (The)
7.88%	05/01/29[1]	745,000	638,834

			2,815,253

Services — 1.31%
Adtalem Global Education, Inc.
5.50%	03/01/28[1]	434,000	420,403
HealthEquity, Inc.
4.50%	10/01/29[1]	450,000	429,096
Hertz Corp. (The)
5.00%	12/01/29[1]	750,000	683,812
Rent-A-Center, Inc.
6.38%	02/15/29[1]	300,000	275,532
Waste Pro USA, Inc.
5.50%	02/15/26[1]	1,000,000	946,185

			2,755,028

Transportation — 0.06%
Delta Air Lines Pass-Through Trust,
Series 2020-1, Class AA
2.00%	06/10/28	22,758	20,889
JetBlue Airways Pass-Through Trust,
Series 2019-1, Class AA
2.75%	05/15/32	27,440	25,354
JetBlue Airways Pass-Through Trust,
Series 2020-1, Class A
4.00%	11/15/32	70,092	69,766
U.S. Airways Pass-Through Trust,
Series 2012-1, Class A
5.90%	10/01/24	13,664	14,253

			130,262

Total Corporates
(Cost $77,750,367)			73,817,740

FOREIGN GOVERNMENT OBLIGATIONS — 2.32%

Foreign Government Obligations — 2.32%
Airport Authority
(Hong Kong)
3.25%	01/12/52[1,3]	200,000	181,510

See accompanying Notes to Financial Statements.

63 / Annual Report March 2022

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)

Foreign Government Obligations (continued)
Brazilian Government International Bond
(Brazil)
2.88%	06/06/25[3]	$200,000	$196,600
3.88%	06/12/30[3]	200,000	184,730
Chile Government International Bond
(Chile)
2.55%	01/27/32[3]	200,000	188,680
Colombia Government International Bond
(Colombia)
3.00%	01/30/30[3]	200,000	172,185
Dominican Republic International Bond,
Series REGS
(Dominican Republic)
4.88%	09/23/32[3]	150,000	136,591
Egypt Government International Bond
(Egypt)
7.60%	03/01/29[1,3]	200,000	190,500
Guatemala Government Bond
Series REGS
(Guam)
4.90%	06/01/30[3]	200,000	204,872
Hungary Government International Bond
(Hungary)
2.13%	09/22/31[1,3]	200,000	181,568
Mexico Government International Bond
(Mexico)
2.66%	05/24/31[3]	212,000	193,302
3.75%	01/11/28[3]	200,000	204,460
Oman Government International Bond,
Series REGS
(Oman)
5.63%	01/17/28[3]	250,000	258,775
Panama Government International Bond
(Panama)
3.16%	01/23/30[3]	200,000	196,094
3.88%	03/17/28[3]	200,000	205,000
Paraguay Government International Bond
(Paraguay)
4.95%	04/28/31[1,3]	200,000	211,440
Peruvian Government International Bond
(Peru)
2.84%	06/20/30[3]	250,000	240,675
Philippine Government International Bond
(Philippines)
1.65%	06/10/31[3]	200,000	179,000
Qatar Government International Bond,
Series REGS
(Qatar)
3.75%	04/16/30[3]	200,000	211,660
4.50%	04/23/28[3]	200,000	218,080
Republic of South Africa Government International Bond
(South Africa)
4.85%	09/30/29[3]	200,000	196,140

Issues	Maturity Date	Principal Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)

Foreign Government Obligations (continued)
Romanian Government International Bond,
Series REGS
(Romania)
3.00%	02/14/31[3]	$100,000	$92,709
Saudi Government International Bond,
Series REGS (EMTN)
(Saudi Arabia)
3.25%	10/26/26[3]	400,000	410,000
Turkey Government International Bond
(Turkey)
3.25%	03/23/23[3]	200,000	197,447
Uruguay Government International Bond
(Uruguay)
4.38%	01/23/31[3]	200,000	217,880

Total Foreign Government Obligations
(Cost $5,208,043)			4,869,898

MORTGAGE-BACKED — 46.24%**

Non-Agency Commercial Mortgage-Backed — 9.81%
Banc of America Commercial Mortgage Trust,
Series 2015-UBS7, Class XA (IO)
0.79%	09/15/48[4]	7,034,449	165,259
Banc of America Commercial Mortgage Trust,
Series 2015-UBS7, Class XE (IO)
1.25%	09/15/48[1,4]	500,000	16,310
Barclays Commercial Mortgage Securities Mortgage Trust,
Series 2017-C1, Class XA (IO)
1.44%	02/15/50[4]	132,046	7,261
BB-UBS Trust,
Series 2012-SHOW, Class XA (IO)
0.60%	11/05/36[1,4]	3,109,000	46,211
BB-UBS Trust,
Series 2012-SHOW, Class XB (IO)
0.14%	11/05/36[1,4]	1,395,000	6,377
Benchmark Mortgage Trust,
Series 2020-B18, Class AGNF
4.14%	07/15/53[1]	449,000	404,423
BX Commercial Mortgage Trust,
Series 2020-FOX, Class G
(LIBOR USD 1-Month plus 4.75%)
5.15%	11/15/32[1,2]	613,591	608,145
CD Mortgage Trust,
Series 2016-CD1, Class XA (IO)
1.38%	08/10/49[4]	9,240,256	421,489
Century Plaza Towers,
Series 2019-CPT, Class F
3.00%	11/13/39[1,4]	450,000	389,188
Citigroup Commercial Mortgage Trust,
Series 2013-GC15, Class XA (IO)
0.82%	09/10/46[4]	3,981,328	35,660
Citigroup Commercial Mortgage Trust,
Series 2014-GC19, Class XA (IO)
1.12%	03/10/47[4]	962,979	15,899
Citigroup Commercial Mortgage Trust,
Series 2014-GC25, Class XA (IO)
0.96%	10/10/47[4]	9,671,947	188,190

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 64

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
Citigroup Commercial Mortgage Trust,
Series 2015-GC27, Class XA (IO)
1.33%	02/10/48[4]	$1,697,201	$50,459
Citigroup Commercial Mortgage Trust,
Series 2016-GC36, Class XA (IO)
1.22%	02/10/49[4]	5,617,993	206,895
Citigroup Commercial Mortgage Trust,
Series 2017-B1, Class XF (IO)
0.87%	08/15/50[1,4]	11,628,000	415,917
Commercial Mortgage Lease-Backed Certificates-1,
Series 2001-CMLB, Class X (IO)
0.80%	06/20/31[1,4]	3,482,842	38,161
Commercial Mortgage Trust,
Series 2012-CR1, Class XA (IO)
1.66%	05/15/45[4]	29,304	—
Commercial Mortgage Trust,
Series 2012-CR2, Class XA (IO)
1.60%	08/15/45[4]	641,464	257
Commercial Mortgage Trust,
Series 2012-CR3, Class XA (IO)
1.82%	10/15/45[4]	617,594	1,710
Commercial Mortgage Trust,
Series 2012-CR4, Class XA (IO)
1.68%	10/15/45[4]	790,552	2,814
Commercial Mortgage Trust,
Series 2012-LC4, Class XB (IO)
0.50%	12/10/44[1,4]	1,609,402	16
Commercial Mortgage Trust,
Series 2013-CR7, Class XA (IO)
1.17%	03/10/46[4]	4,998,117	39,145
Commercial Mortgage Trust,
Series 2013-CR9, Class XA (IO)
0.05%	07/10/45[4]	14,145,229	3,798
Commercial Mortgage Trust,
Series 2014-CR14, Class XA (IO)
0.54%	02/10/47[4]	3,412,077	28,637
Commercial Mortgage Trust,
Series 2014-CR19, Class XA (IO)
0.95%	08/10/47[4]	939,277	16,779
Commercial Mortgage Trust,
Series 2014-CR19, Class XC (IO)
0.78%	08/10/47[1,4]	1,200,000	18,514
Commercial Mortgage Trust,
Series 2014-LC15, Class XA (IO)
1.06%	04/10/47[4]	3,404,757	54,311
Commercial Mortgage Trust,
Series 2014-UBS3, Class XA (IO)
1.06%	06/10/47[4]	3,158,635	56,254
Commercial Mortgage Trust,
Series 2014-UBS5, Class XA (IO)
0.85%	09/10/47[4,5,6]	30,795,150	502,172
Commercial Mortgage Trust,
Series 2014-UBS6, Class XA (IO)
0.86%	12/10/47[4]	12,288,055	231,159

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
Commercial Mortgage Trust,
Series 2015-CR22, Class XA (IO)
0.86%	03/10/48[4]	$10,312,940	$211,293
Commercial Mortgage Trust,
Series 2015-CR25, Class XA (IO)
0.82%	08/10/48[4]	8,304,638	191,983
Commercial Mortgage Trust,
Series 2015-LC21, Class XE (IO)
1.08%	07/10/48[1,4]	10,015,000	319,978
Commercial Mortgage Trust,
Series 2016-CR28, Class XA (IO)
0.71%	02/10/49[4]	14,657,872	291,353
CSAIL Commercial Mortgage Trust,
Series 2015-C2, Class XA (IO)
0.74%	06/15/57[4]	17,715,046	314,159
CSAIL Commercial Mortgage Trust,
Series 2019-C16, Class XA (IO)
1.56%	06/15/52[4]	566,577	49,168
CSMC Trust,
Series 2016-NXSR, Class XA (IO)
0.71%	12/15/49[4]	441,141	11,968
CSMC,
Series 2019-RIO, Class A
(LIBOR USD 1-Month plus 3.02%)
4.02%	12/15/22[1,2]	425,000	424,420
CSMC,
Series 2020-522F, Class A
(LIBOR USD 1-Month plus 3.74%)
4.14%	09/16/25[1,2]	400,000	399,167
DBJPM 16-C1 Mortgage Trust,
Series 2016-C1, Class XA (IO)
1.38%	05/10/49[4]	8,905,631	381,566
DBUBS Mortgage Trust,
Series 2011-LC1A, Class XB (IO)
0.74%	11/10/46[1,4]	25,163	14
European Loan Conduit No. 36 DAC,
Series 36A, Class E
(Ireland)
(-1.00 X 3 month Euribor plus 3.35%, 8.35% Cap)
3.35%	02/17/30[1,2,3]	699,166	767,523
GS Mortgage Securities Corp. II,
Series 2013-GC10, Class XA (IO)
1.47%	02/10/46[4]	16,750,307	134,992
GS Mortgage Securities Trust,
Series 2010-C1, Class X (IO)
0.56%	08/10/43[1,4]	5,391,611	40,473
GS Mortgage Securities Trust,
Series 2011-GC3, Class X (IO)
0.00%	03/10/44[1,4]	174,277	2
GS Mortgage Securities Trust,
Series 2011-GC5, Class XA (IO)
0.00%	08/10/44[1,4]	751,322	8
GS Mortgage Securities Trust,
Series 2012-GCJ9, Class XA (IO)
1.91%	11/10/45[4]	652,616	3,886

See accompanying Notes to Financial Statements.

65 / Annual Report March 2022

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
GS Mortgage Securities Trust,
Series 2014-GC18, Class XA (IO)
1.07%	01/10/47[4]	$26,601,174	$392,657
GS Mortgage Securities Trust,
Series 2015-GC32, Class XA (IO)
0.73%	07/10/48[4]	34,525,198	697,930
GS Mortgage Securities Trust,
Series 2015-GC34, Class XA (IO)
1.22%	10/10/48[4]	5,538,196	192,283
GS Mortgage Securities Trust,
Series 2015-GS1, Class XA (IO)
0.76%	11/10/48[4]	9,377,060	227,702
GS Mortgage Securities Trust,
Series 2016-GS2, Class XA (IO)
1.74%	05/10/49[4]	255,985	14,496
GS Mortgage Securities Trust,
Series 2016-GS3, Class XA (IO)
1.20%	10/10/49[4]	2,497,963	106,831
GS Mortgage Securities Trust,
Series 2016-GS4, Class XA (IO)
0.57%	11/10/49[4]	15,068,470	320,693
GSCG Trust,
Series 2019-600C, Class G
3.99%	09/06/34[1,4]	285,000	257,676
Hilton USA Trust,
Series 2016-SFP, Class E
5.52%	11/05/35[1]	400,000	395,811
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C19, Class XA (IO)
0.65%	04/15/47[4]	12,438,421	114,269
JPMBB Commercial Mortgage Securities Trust,
Series 2015-C30, Class XA (IO)
0.49%	07/15/48[4]	21,103,964	292,936
JPMBB Commercial Mortgage Securities Trust,
Series 2015-C30, Class XNR (IO)
0.25%	07/15/48[1,4]	44,664,247	253,487
JPMBB Commercial Mortgage Securities Trust,
Series 2015-C31, Class XA (IO)
0.82%	08/15/48[4]	7,240,856	169,545
JPMCC Commercial Mortgage Securities Trust,
Series 2017-JP5, Class XA (IO)
0.94%	03/15/50[4]	4,491,714	134,181
JPMDB Commercial Mortgage Securities Trust,
Series 2016-C2, Class XA (IO)
1.55%	06/15/49[4]	275,227	11,808
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2012-C6, Class XA (IO)
1.43%	05/15/45[4]	184,793	7
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2012-C8, Class XA (IO)
1.71%	10/15/45[4]	415,750	683
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2012-CBX, Class XA (IO)
0.78%	06/15/45[4]	163,516	4

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2012-CBX, Class XB (IO)
0.27%	06/15/45[1,4]	$125,332,727	$187,059
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2012-LC9, Class XA (IO)
1.39%	12/15/47[4]	1,411,266	8,003
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2013-C10, Class XA (IO)
0.93%	12/15/47[4]	1,168,955	5,596
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2013-LC11, Class XA (IO)
1.23%	04/15/46[4]	2,617,358	23,249
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2019-COR4, Class A3
3.76%	03/10/52	500,000	506,486
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2020-ACE, Class XA (IO)
0.34%	01/10/37[1,4]	2,000,000	19,046
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2020-LOOP, Class XB (IO)
0.25%	12/05/38[1,4]	2,010,000	22,253
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2020-NNN, Class XAFX (IO)
1.88%	01/16/37[1,4]	450,000	18,845
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2020-NNN, Class XBFX (IO)
0.57%	01/16/37[1,4]	1,450,000	19,145
Last Mile Logistics Pan Euro Finance DAC,
Series 1A, Class F
(Ireland)
(-1.00 X 3 month Euribor plus 3.65%)
3.65%	08/17/33[1,2,3]	497,769	530,651
LB-UBS Commercial Mortgage Trust,
Series 2006-C7, Class XW (IO)
0.05%	11/15/38[1,4]	638,651	2,142
Med Trust,
Series 2021-MDLN, Class G
(LIBOR USD 1-Month plus 5.25%)
5.65%	11/15/38[1,2]	420,000	412,656
ML-CFC Commercial Mortgage Trust,
Series 2007-6, Class X (IO)
0.06%	03/12/51[1,4]	13,810,469	59,085
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2012-C5, Class XA (IO)
1.31%	08/15/45[1,4]	317,553	208
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2012-C5, Class XC (IO)
0.05%	08/15/45[1,4]	34,760,450	16,951
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2012-CKSV, Class XA (IO)
1.02%	10/15/30[1,4]	1,097,042	561
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C12, Class XC (IO)
1.05%	10/15/46[1,4]	19,087,479	304,876

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 66

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C13, Class XA (IO)
0.94%	11/15/46[4]	$2,442,825	$26,460
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2014-C18, Class XA (IO)
0.63%	10/15/47[4]	95,008	1,048
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C21, Class XA (IO)
0.86%	03/15/48[4]	3,356,616	66,222
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C22, Class XA (IO)
1.02%	04/15/48[4]	1,107,221	24,725
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C24, Class XA (IO)
0.72%	05/15/48[4]	7,463,709	147,028
Morgan Stanley Capital I Trust,
Series 2011-C2, Class XB (IO)
0.43%	06/15/44[1,4]	11,481,882	45,032
Morgan Stanley Capital I Trust,
Series 2017-CLS, Class F
(LIBOR USD 1-Month plus 2.60%)
3.00%	11/15/34[1,2]	206,000	203,958
MRCD Mortgage Trust,
Series 2019-PRKC, Class A
4.25%	12/15/36[1,4]	500,000	433,613
Natixis Commercial Mortgage Securities Trust,
Series 2018-ALXA, Class E
4.32%	01/15/43[1,4]	70,000	64,117
Natixis Commercial Mortgage Securities Trust,
Series 2019-FAME, Class D
4.40%	08/15/36[1,4]	665,000	610,407
Natixis Commercial Mortgage Securities Trust,
Series 2019-FAME, Class E
4.40%	08/15/36[1,4]	395,000	340,512
Natixis Commercial Mortgage Securities Trust,
Series 2020-2PAC, Class MSK1
3.25%	12/15/36[1,4]	172,000	160,912
SFAVE Commercial Mortgage Securities Trust,
Series 2015-5AVE, Class A2A
3.66%	01/05/43[1,4]	400,000	381,834
SFAVE Commercial Mortgage Securities Trust,
Series 2015-5AVE, Class A2B
4.14%	01/05/43[1,4]	460,000	440,733
SFAVE Commercial Mortgage Securities Trust,
Series 2015-5AVE, Class C
4.39%	01/05/43[1,4]	925,000	737,338
Taurus UK DAC,
Series 2021-UK1A, Class D
(Ireland)
(SONIA plus 2.60%)
2.76%	05/17/31[1,2,3]	471,537	616,765
UBS Commercial Mortgage Trust,
Series 2017-C4, Class XA (IO)
1.01%	10/15/50[4]	9,316,281	389,596

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C4, Class XA (IO)
1.57%	12/10/45[1,4]	$725,040	$2,548
Wells Fargo Commercial Mortgage Trust,
Series 2012-LC5, Class XA (IO)
1.70%	10/15/45[1,4]	785,401	2,474
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC16, Class XA (IO)
1.10%	08/15/50[4]	16,966,452	306,753
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC18, Class XA (IO)
1.03%	12/15/47[4]	1,542,627	32,224
Wells Fargo Commercial Mortgage Trust,
Series 2015-C27, Class XA (IO)
0.86%	02/15/48[4]	18,191,259	370,943
Wells Fargo Commercial Mortgage Trust,
Series 2015-C31, Class XA (IO)
0.97%	11/15/48[4]	17,909,289	506,949
Wells Fargo Commercial Mortgage Trust,
Series 2015-LC20, Class XF (IO)
1.74%	04/15/50[1,4]	415,000	16,252
Wells Fargo Commercial Mortgage Trust,
Series 2015-NXS3, Class XA (IO)
0.90%	09/15/57[4]	9,555,854	245,697
Wells Fargo Commercial Mortgage Trust,
Series 2016-C34, Class XA (IO)
2.09%	06/15/49[4]	6,847,400	393,028
Wells Fargo Commercial Mortgage Trust,
Series 2021-SAVE, Class XCP (IO)
10.12%	02/15/40[1,4]	5,587,000	112,886
WF-RBS Commercial Mortgage Trust,
Series 2012-C10, Class XA (IO)
1.48%	12/15/45[1,4]	1,069,730	6,130
WF-RBS Commercial Mortgage Trust,
Series 2012-C10, Class XB (IO)
0.45%	12/15/451,4	56,000,000	170,055
WF-RBS Commercial Mortgage Trust,
Series 2012-C7, Class XB (IO)
0.09%	06/15/45[1,4]	29,387,219	1,741
WF-RBS Commercial Mortgage Trust,
Series 2012-C8, Class XA (IO)
1.69%	08/15/45[1,4]	364,076	18
WF-RBS Commercial Mortgage Trust,
Series 2014-C20, Class XA (IO)
0.91%	05/15/47[4]	10,518,604	157,685
WF-RBS Commercial Mortgage Trust,
Series 2014-C22, Class XA (IO)
0.79%	09/15/57[4]	1,920,472	29,063
WF-RBS Commercial Mortgage Trust,
Series 2014-C24, Class XA (IO)
0.85%	11/15/47[4]	6,174,848	109,667
WF-RBS Commercial Mortgage Trust,
Series 2014-LC14, Class XA (IO)
1.25%	03/15/47[4]	10,622,321	187,005

			20,574,592

See accompanying Notes to Financial Statements.

67 / Annual Report March 2022

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed — 19.70%
Alternative Loan Trust,
Series 2005-46CB, Class A3
5.50%	10/25/35	$297,684	$263,482
Alternative Loan Trust,
Series 2005-46CB, Class A4
5.25%	10/25/35	224,941	188,294
Alternative Loan Trust,
Series 2005-46CB, Class A7
5.50%	10/25/35	634,544	561,638
Alternative Loan Trust,
Series 2005-55CB, Class 1A1
5.50%	11/25/35	210,399	173,353
Alternative Loan Trust,
Series 2005-64CB, Class 2A1
6.00%	11/25/35	3,082,645	796,754
Alternative Loan Trust,
Series 2005-65CB, Class 2A4
5.50%	12/25/35	365,225	304,757
Alternative Loan Trust,
Series 2005-67CB, Class A1
5.50%	01/25/36	77,925	67,830
Alternative Loan Trust,
Series 2005-74T1, Class A5
6.00%	01/25/36	520,138	392,330
Alternative Loan Trust,
Series 2005-7CB, Class 2A2 (IO)
(-1.00 X LIBOR USD 1-Month plus 5.05%, 5.05% Cap)
4.59%	03/01/38[2,5,6]	1,619,455	132,367
Alternative Loan Trust,
Series 2005-86CB, Class A1
5.50%	02/25/36	599,975	456,569
Alternative Loan Trust,
Series 2005-86CB, Class A8
5.50%	02/25/36	274,275	208,718
Alternative Loan Trust,
Series 2006-19CB, Class A15
6.00%	08/25/36	131,915	98,540
Alternative Loan Trust,
Series 2006-32CB, Class A18
6.00%	11/25/36	150,877	112,329
Alternative Loan Trust,
Series 2006-34, Class A5
6.25%	11/25/46	1,297,025	826,702
Alternative Loan Trust,
Series 2006-J1, Class 1A11
5.50%	02/25/36	225,581	194,883
Alternative Loan Trust,
Series 2007-13, Class A1
6.00%	06/25/47	293,826	201,153
Alternative Loan Trust,
Series 2007-15CB, Class A6
5.75%	07/25/37	618,265	474,687
Alternative Loan Trust,
Series 2007-16CB, Class 1A7
6.00%	08/25/37	8,269	7,699

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Alternative Loan Trust,
Series 2007-18CB, Class 2A25
6.00%	08/25/37	$348,279	$252,623
Alternative Loan Trust,
Series 2007-22, Class 2A16
6.50%	09/25/37	250,692	134,137
Alternative Loan Trust,
Series 2007-5CB, Class 1A3
6.00%	04/25/37	195,031	138,940
Alternative Loan Trust,
Series 2007-5CB, Class 1A4
6.00%	04/25/37	575,410	409,929
American Home Mortgage Assets Trust,
Series 2006-6, Class XP (IO) (PO)
2.34%	12/25/46[4,5,6]	633,671	30,355
American Home Mortgage Assets Trust,
Series 2007-5, Class XP (IO) (PO)
2.71%	06/25/47[4,5,6]	1,050,022	63,846
American Home Mortgage Investment Trust,
Series 2006-1, Class 11A1
(LIBOR USD 1-Month plus 0.28%)
0.74%	03/25/46[2]	14,405	13,718
Banc of America Funding Trust,
Series 2006-3, Class 5A3
5.50%	03/25/36	6,943	6,661
Banc of America Funding Trust,
Series 2014-R7, Class 1A1
(LIBOR USD 1-Month plus 0.15%)
0.61%	05/26/36[1,2]	12,372	12,245
Banc of America Funding Trust,
Series 2015-R4, Class 5A1
(LIBOR USD 1-Month plus 0.15%)
0.34%	10/25/36[1,2]	10,997	10,819
Bear Stearns ALT-A Trust,
Series 2005-7, Class 22A1
2.87%	09/25/35[4]	155,643	114,959
Bear Stearns ARM Trust,
Series 2004-3, Class 2A
2.73%	07/25/34[4]	8,297	8,248
Bear Stearns ARM Trust,
Series 2005-10, Class A3
2.68%	10/25/35[4]	159,645	154,756
Bombardier Capital Mortgage Securitization Corp.,
Series 1999-B, Class A2
6.98%	12/15/29[4]	997,492	184,012
Bombardier Capital Mortgage Securitization Corp.,
Series 2000-A, Class A3
7.83%	06/15/30[4]	1,658,345	338,914
Bombardier Capital Mortgage Securitization Corp.,
Series 2000-A, Class A4
8.29%	06/15/30[4]	142,144	30,756
ChaseFlex Trust,
Series 2007-1, Class 1A1
6.50%	02/25/37	350,071	158,076

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 68

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
CIM Trust,
Series 2021-R5, Class A1B
2.00%	08/25/61[1,4]	$681,000	$570,269
CIT Mortgage Loan Trust,
Series 2007-1, Class 1M2
(LIBOR USD 1-Month plus 1.75%)
2.21%	10/25/37[1,2]	600,000	584,046
Citigroup Mortgage Loan Trust,
Series 2006-WF1, Class A2C (STEP-reset date 05/25/22)
4.77%	03/25/36	32,359	18,613
Citigroup Mortgage Loan Trust,
Series 2009-10, Class 2A2
7.00%	12/25/35[1,4]	578,135	508,846
CitiMortgage Alternative Loan Trust,
Series 2006-A1, Class 1A5
5.50%	04/25/36	319,263	305,999
CitiMortgage Alternative Loan Trust,
Series 2007-A1, Class 1A1
6.00%	01/25/37	125,364	121,752
CitiMortgage Alternative Loan Trust,
Series 2007-A1, Class 1A5
6.00%	01/25/37	239,297	232,404
CitiMortgage Alternative Loan Trust,
Series 2007-A2, Class 1A13
5.75%	02/25/37	270,219	262,260
CitiMortgage Alternative Loan Trust,
Series 2007-A3, Class 1A7
5.75%	03/25/37	237,507	227,122
Conseco Finance Securitizations Corp.,
Series 2000-1, Class A5
8.06%	09/01/29[4]	3,422,743	989,619
Conseco Finance Securitizations Corp.,
Series 2000-4, Class A5
7.97%	05/01/32	1,992,158	514,835
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2007-14, Class A3
6.25%	09/25/37	23,963	16,869
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2007-20, Class A1
6.50%	01/25/38	212,791	129,493
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2007-7, Class A9
5.50%	06/25/37	645,749	390,323
Credit-Based Asset Servicing and Securitization LLC,
Series 2006-CB7, Class A4
(LIBOR USD 1-Month plus 0.16%)
0.78%	10/25/36[2]	40,900	33,148
Credit-Based Asset Servicing and Securitization LLC,
Series 2006-MH1, Class B1 (STEP-reset date 05/25/22)
6.25%	10/25/361	61,000	63,066
Credit-Based Asset Servicing and Securitization LLC,
Series 2007-CB1, Class AF3 (STEP-reset date 05/25/22)
3.16%	01/25/37	1,047,983	391,575
Credit-Based Asset Servicing and Securitization LLC,
Series 2007-CB1, Class AF6 (STEP-reset date 05/25/22)
3.16%	01/25/37	1,850,132	691,745

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Credit-Based Asset Servicing and Securitization LLC,
Mortgage Loan Trust,
Series 2007-CB2, Class A2B (STEP-reset date 05/25/22)
3.61%	02/25/37	$1,034,916	$774,287
CSMC Mortgage-Backed Trust,
Series 2006-6, Class 1A8
6.00%	07/25/36	404,790	276,199
CSMC Mortgage-Backed Trust,
Series 2006-7, Class 10A6
6.50%	08/25/36	1,211,644	848,220
CSMC Mortgage-Backed Trust,
Series 2006-7, Class 8A11
6.50%	08/25/36	440,270	270,805
CSMC Mortgage-Backed Trust,
Series 2007-5, Class 1A9
7.00%	08/25/37[4]	177,247	121,930
CSMC Trust,
Series 2020-RPL5, Class A1
3.02%	08/25/60[1,4]	239,409	239,198
CSMC,
Series 2014-8R, Class 3A2
3.99%	02/27/36[1,4]	1,015,469	940,210
Deutsche ALT-B Securities, Inc., Mortgage Loan Trust,
Series 2006-AB2, Class A2
4.93%	06/25/36[4]	203,276	194,741
Deutsche Mortgage & Asset Receiving Corp.,
Series 2014-RS1, Class 1A2
6.50%	07/27/37[1,4]	398,921	354,644
First Franklin Mortgage Loan Trust,
Series 2006-FF13, Class A2C
(LIBOR USD 1-Month plus 0.32%)
0.78%	10/25/36[2]	414,697	316,129
First Franklin Mortgage Loan Trust,
Series 2007-FF2, Class A2D
(LIBOR USD 1-Month plus 0.22%)
0.68%	03/25/37[2]	750,613	433,740
First Horizon Alternative Mortgage Securities Trust,
Series 2006-FA6, Class 2A3
6.25%	11/25/36	758,975	343,411
First Horizon Alternative Mortgage Securities Trust,
Series 2007-FA1, Class A4
6.25%	03/25/37	636,868	370,091
First Horizon Alternative Mortgage Securities Trust,
Series 2007-FA2, Class 1A4
5.75%	04/25/37	749,725	374,121
Fremont Home Loan Trust,
Series 2005-E, Class 2A4
(LIBOR USD 1-Month plus 0.66%)
1.12%	01/25/36[2]	24,367	24,032
GreenPoint Mortgage Funding Trust,
Series 2005-AR3, Class 1A1
(LIBOR USD 1-Month plus 0.48%)
0.94%	08/25/45[2]	5,075	4,689
GSAA Home Equity Trust,
Series 2007-5, Class 1F3B
6.00%	05/25/37[4]	4,300,000	467,768

See accompanying Notes to Financial Statements.

69 / Annual Report March 2022

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
GSAA Home Equity Trust,
Series 2007-5, Class 1F5B (STEP-reset date 05/25/22)
6.44%	05/25/37	$1,987,261	$235,474
GSAA Home Equity Trust,
Series 2007-5, Class 2A2A
(LIBOR USD 1-Month plus 0.46%)
0.92%	04/25/47[2]	890,055	520,445
GSAA Trust,
Series 2007-3, Class 2A1B
(LIBOR USD 1-Month plus 0.20%)
0.66%	03/25/47[2]	166,316	19,006
GSMSC Resecuritization Trust,
Series 2015-5R, Class 1C
(LIBOR USD 1-Month plus 0.14%)
0.33%	04/26/37[1,2]	376,969	373,838
GSR Mortgage Loan Trust,
Series 2005-AR6, Class 2A1
2.91%	09/25/35[4]	4,657	4,711
HarborView Mortgage Loan Trust,
Series 2005-9, Class 2A1A
(LIBOR USD 1-Month plus 0.68%)
1.13%	06/20/35[2]	17,145	16,709
HarborView Mortgage Loan Trust,
Series 2005-9, Class 2X (IO)
2.07%	06/20/35[1,4,5,6]	1,257,310	25,739
HarborView Mortgage Loan Trust,
Series 2006-5, Class X2 (IO)
2.66%	07/19/46[4,5,6]	2,930,027	157,313
HSI Asset Loan Obligation Trust,
Series 2007-WF1, Class A5 (STEP-reset date 05/25/22)
4.71%	12/25/36	265,523	114,180
IndyMac Index Mortgage Loan Trust,
Series 2006-AR3, Class 2A1A
2.92%	03/25/36[4]	89,400	70,167
IndyMac Index Mortgage Loan Trust,
Series 2007-F2, Class 1A4
6.00%	07/25/37	799,054	709,055
JPMorgan Alternative Loan Trust,
Series 2006-S1, Class 3A4
6.18%	03/25/36[4]	904,592	864,810
JPMorgan Mortgage Acquisition Trust,
Series 2006-CH2, Class AF3 (STEP-reset date 05/25/22)
5.46%	09/25/29	537,848	386,938
JPMorgan Mortgage Acquisition Trust,
Series 2006-CW2, Class AF4 (STEP-reset date 05/25/22)
6.08%	08/25/36	582,177	436,965
JPMorgan Mortgage Acquisition Trust,
Series 2006-CW2, Class AF5 (STEP-reset date 05/25/22)
6.34%	08/25/36	293,494	219,429
JPMorgan Mortgage Acquisition Trust,
Series 2006-WF1, Class A5 (STEP-reset date 05/25/22)
6.91%	07/25/36	1,814,828	660,181
JPMorgan Mortgage Acquisition Trust,
Series 2007-CH1, Class AF6 (STEP-reset date 05/25/22)
4.65%	11/25/36	7,134	7,223

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
JPMorgan Mortgage Acquisition Trust,
Series 2007-CH2, Class AF2 (STEP-reset date 05/25/22)
4.45%	01/25/37	$438,198	$270,413
JPMorgan Mortgage Acquisition Trust,
Series 2007-CH2, Class AF3 (STEP-reset date 05/25/22)
4.45%	10/25/30	672,749	446,903
JPMorgan Mortgage Trust,
Series 2007-S1, Class 2A11
6.00%	03/25/37	373,026	215,459
Lehman ABS Manufactured Housing Contract Trust,
Series 2001-B, Class M1
6.63%	04/15/40[4]	967,186	982,021
Lehman Mortgage Trust,
Series 2006-1, Class 1A5
5.50%	02/25/36	148,088	105,149
Lehman Mortgage Trust,
Series 2006-7, Class 2A5 (IO)
(-1.00 X LIBOR USD 1-Month plus 6.55%, 6.55% Cap)
6.09%	11/25/36[2,5,6]	189,206	35,387
Lehman Mortgage Trust,
Series 2007-5, Class 10A2 (IO)
(-1.00 X LIBOR USD 1-Month plus 6.34%, 6.34% Cap)
5.88%	06/25/37[2,5,6]	248,724	52,205
Lehman Mortgage Trust,
Series 2007-5, Class 7A3
7.50%	10/25/36	553,042	326,850
Lehman XS Trust,
Series 2005-1, Class 3A4 (STEP-reset date 05/25/22)
5.37%	07/25/35	54,311	54,311
Lehman XS Trust,
Series 2006-17, Class 1A3
(LIBOR USD 1-Month plus 0.50%)
0.96%	08/25/46[2]	234,650	223,701
Lehman XS Trust,
Series 2006-17, Class 1AIO (IO)
0.60%	08/25/46[5,6]	9,021,034	195,194
MASTR Alternative Loan Trust,
Series 2005-2, Class 4A3
(LIBOR USD 1-Month plus 0.40%)
0.86%	03/25/35[2]	16,440	16,493
MASTR Alternative Loan Trust,
Series 2005-2, Class 4A4 (IO)
(-1.00 X LIBOR USD 1-Month plus 5.10%, 5.10% Cap)
4.64%	03/25/35[2,5,6]	330,521	14,092
MASTR Asset-Backed Securities Trust,
Series 2006-NC2, Class A3
(LIBOR USD 1-Month plus 0.22%)
0.68%	08/25/36[2]	763,681	366,482
Merrill Lynch Alternative Note Asset Trust,
Series 2007-A1, Class A3
(LIBOR USD 1-Month plus 0.32%)
0.78%	01/25/37[2]	688,547	266,605
Merrill Lynch Alternative Note Asset Trust,
Series 2007-OAR2, Class A3
(LIBOR USD 1-Month plus 0.52%)
0.98%	04/25/37[2]	1,961,965	224,191

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 70

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-3, Class A2B
(LIBOR USD 1-Month plus 0.13%)
0.59%	06/25/37[2]	$565,410	$520,632
Merrill Lynch Mortgage Investors Trust,
Series 2004-B, Class A1
(LIBOR USD 1-Month plus 0.50%)
0.96%	05/25/29[2]	11,734	11,445
Merrill Lynch Mortgage Investors Trust,
Series 2006-HE6, Class A2B
(LIBOR USD 1-Month plus 0.30%)
0.76%	11/25/37[2]	856,246	377,309
Mid-State Capital Corp. Trust,
Series 2005-1, Class A
5.75%	01/15/40	6,357	6,416
Mid-State Capital Corp. Trust,
Series 2006-1, Class A
5.79%	10/15/40[1]	42,560	43,039
Mid-State Trust XI,
Series 11, Class A1
4.86%	07/15/38	2,922	2,943
Morgan Stanley Mortgage Loan Trust,
Series 2007-13, Class 6A1
6.00%	10/25/37	176,227	124,762
Nationstar Home Equity Loan Trust,
Series 2007-C, Class 2AV4
(LIBOR USD 1-Month plus 0.25%)
0.71%	06/25/37[2]	24,412	23,901
Oakwood Mortgage Investors, Inc.,
Series 1999-C, Class A2
7.48%	08/15/27	435,517	398,734
Oakwood Mortgage Investors, Inc.,
Series 2002-A, Class A2
5.01%	03/15/20[4]	7,140	7,134
Park Place Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2005-WCH1, Class M4
(LIBOR USD 1-Month plus 1.25%)
1.70%	01/25/36[2]	11,121	11,192
Residential Accredit Loans Trust,
Series 2005-QS14, Class 3A3
6.00%	09/25/35	155,517	146,311
Residential Accredit Loans Trust,
Series 2005-QS16, Class A7
5.50%	11/25/35	503,910	469,213
Residential Accredit Loans Trust,
Series 2006-QS15, Class A3
6.50%	10/25/36	1,001,503	941,415
Residential Accredit Loans Trust,
Series 2006-QS4, Class A2
6.00%	04/25/36	338,778	319,834
Residential Accredit Loans Trust,
Series 2006-QS4, Class A4
6.00%	04/25/36	419,672	398,711

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Residential Accredit Loans Trust,
Series 2006-QS6, Class 1A15
6.00%	06/25/36	$168,965	$160,980
Residential Accredit Loans Trust,
Series 2006-QS6, Class 1A2
6.00%	06/25/36	542,922	517,263
Residential Accredit Loans Trust,
Series 2007-QH9, Class X (IO) (PO)
0.69%	11/25/37[4,5,6]	12,405,888	357,603
Residential Accredit Loans Trust,
Series 2007-QO2, Class A1
(LIBOR USD 1-Month plus 0.15%)
0.61%	02/25/47[2]	537,892	239,789
Residential Accredit Loans Trust,
Series 2007-QS1, Class 1A4
6.00%	01/25/37	542,394	506,868
Residential Accredit Loans Trust,
Series 2007-QS3, Class A1
6.50%	02/25/37	519,900	487,808
Residential Accredit Loans Trust,
Series 2007-QS7, Class 1A1
6.00%	05/25/37	56,054	53,292
Residential Asset Mortgage Products Trust,
Series 2006-EFC2, Class A4
(LIBOR USD 1-Month plus 0.22%)
0.68%	12/25/36[2]	52,090	51,554
Residential Asset Securitization Trust,
Series 2003-A15, Class 1A3 (IO)
(-1.00 X LIBOR USD 1-Month plus 7.55%, 7.55% Cap)
7.09%	02/25/34[2,5,6]	503,028	45,928
Residential Asset Securitization Trust,
Series 2005-A14, Class A5
5.50%	12/25/35	86,669	56,663
Residential Asset Securitization Trust,
Series 2005-A8CB, Class A9
5.38%	07/25/35	268,441	201,566
Residential Asset Securitization Trust,
Series 2006-A12, Class A1
6.25%	11/25/36	501,364	259,316
Residential Asset Securitization Trust,
Series 2006-A15, Class A2
6.25%	01/25/37	515,666	256,984
Residential Asset Securitization Trust,
Series 2006-A16, Class 1A3
6.00%	02/25/37	340,604	203,413
Residential Asset Securitization Trust,
Series 2006-A5CB, Class A4
6.00%	06/25/36	210,600	112,358
Residential Asset Securitization Trust,
Series 2007-A1, Class A1
6.00%	03/25/37	326,672	150,230
Residential Asset Securitization Trust,
Series 2007-A3, Class 1A4
5.75%	04/25/37	55,364	36,191

See accompanying Notes to Financial Statements.

71 / Annual Report March 2022

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Residential Asset Securitization Trust,
Series 2007-A6, Class 1A3
6.00%	06/25/37	$151,609	$112,173
Residential Funding Mortgage Securities Trust,
Series 2006-S10, Class 1A1
6.00%	10/25/36	778,264	740,560
Residential Funding Mortgage Securities Trust,
Series 2006-S3, Class A7
5.50%	03/25/36	555,708	508,590
Residential Funding Mortgage Securities Trust,
Series 2006-S6, Class A10
6.00%	07/25/36	265,793	251,538
Residential Funding Mortgage Securities Trust,
Series 2006-S6, Class A14
6.00%	07/25/36	85,226	81,003
Residential Funding Mortgage Securities Trust,
Series 2007-S8, Class 1A1
6.00%	09/25/37	167,445	139,617
Securitized Asset-Backed Receivables LLC Trust,
Series 2006-CB1, Class AF4 (STEP-reset date 05/25/22)
2.91%	01/25/36	112,456	103,778
Securitized Asset-Backed Receivables LLC Trust,
Series 2007-NC1, Class A2B
(LIBOR USD 1-Month plus 0.15%)
0.61%	12/25/36[2]	958,836	637,413
Soundview Home Loan Trust,
Series 2007-OPT2, Class 2A4
(LIBOR USD 1-Month plus 0.25%)
0.71%	07/25/37[2]	313,143	273,854
Soundview Home Loan Trust,
Series 2007-OPT4, Class 1A1
(LIBOR USD 1-Month plus 1.00%)
1.46%	09/25/37[2]	429,250	352,405
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-1, Class 4A1
2.46%	02/25/34[4]	1,451	1,438
Structured Asset Mortgage Investments II Trust,
Series 2006-AR2, Class A1
(LIBOR USD 1-Month plus 0.46%)
0.92%	02/25/36[2]	20,603	18,475
VOLT XCVI LLC,
Series 2021-NPL5, Class A2 (STEP-reset date 04/25/22)
4.83%	03/27/51[1]	800,000	769,677
WaMu Mortgage Pass-Through Certificates,
Series 2006-2, Class 1A6
6.00%	03/25/36	27,280	27,149
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR3, Class X3 (IO)
1.15%	05/25/46[5,6]	7,965,658	336,335
Wells Fargo Alternative Loan Trust,
Series 2007-PA2, Class 1A1
6.00%	06/25/37	228,248	205,070
Wells Fargo Alternative Loan Trust,
Series 2007-PA5, Class 1A1
6.25%	11/25/37	407,867	385,041

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Wells Fargo Mortgage-Backed Securities Trust,
Series 2006-AR14, Class 2A3
2.60%	10/25/36[4]	$41,926	$40,209
Wells Fargo Mortgage-Backed Securities Trust,
Series 2006-AR4, Class 2A1
2.88%	04/25/36[4]	8,944	8,068
Wells Fargo Mortgage-Backed Securities Trust,
Series 2007-7, Class A1
6.00%	06/25/37	270,741	255,440

			41,297,547

U.S. Agency Commercial Mortgage-Backed — 2.01%
Fannie Mae-Aces,
Series 2016-M11, Class X2 (IO)
2.94%	07/25/39[4]	448,561	11,791
Fannie Mae-Aces,
Series 2016-M2, Class X3 (IO)
2.12%	04/25/36[4]	141,640	1,424
Fannie Mae-Aces,
Series 2016-M4, Class X2 (IO)
2.65%	01/25/394	908,808	25,681
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K022, Class X3 (IO)
1.81%	08/25/40[4]	900,000	5,210
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K028, Class X3 (IO)
1.66%	06/25/41[4]	12,639,000	192,134
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K031, Class X3 (IO)
1.66%	07/25/41[4]	1,170,000	19,296
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K037, Class X3 (IO)
2.21%	01/25/42[4]	390,000	14,746
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K043, Class X1 (IO)
0.52%	12/25/24[4]	23,484,376	299,057
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K044, Class X3 (IO)
1.48%	01/25/43[4]	4,900,000	205,928
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K045, Class X1 (IO)
0.43%	11/25/25[4]	31,754,058	326,826
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K049, Class X1 (IO)
0.58%	07/25/25[4]	12,682,719	206,145

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 72

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Commercial Mortgage-Backed (continued)
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K049, Class X3 (IO)
1.55%	10/25/43[4]	$2,925,000	$130,291
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K050, Class X1 (IO)
0.31%	08/25/25[4]	22,003,380	209,265
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K056, Class X3 (IO)
2.11%	06/25/44[4]	6,243,936	483,786
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K062, Class X3 (IO)
2.08%	01/25/45[4]	3,000,000	264,232
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K732, Class X3 (IO)
2.17%	05/25/46[4]	4,850,000	311,662
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K735, Class X3 (IO)
2.15%	05/25/47[4]	3,160,000	243,170
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K736, Class X3 (IO)
2.01%	09/25/47[4]	2,495,000	192,671
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series KC05, Class X1 (IO)
1.20%	06/25/27[4]	695,458	26,963
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series KLU1, Class X3 (IO)
3.97%	01/25/31[4]	338,631	45,634
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series Q013, Class XPT1 (IO)
1.66%	05/25/25	4,984,750	144,107
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series Q013, Class XPT2 (IO)
1.81%	05/25/27	4,050,127	133,521
FREMF Mortgage Trust,
Series 2012-K20, Class X2A (IO)
0.20%	05/25/45[1]	425,445	2
Ginnie Mae,
Series 2009-111, Class IO (IO)
0.19%	09/16/51[4]	921,574	40,816
Ginnie Mae,
Series 2010-159, Class D
4.30%	09/16/44[4]	254,729	254,403
Ginnie Mae,
Series 2011-119, Class IO (IO)
0.23%	08/16/51[4]	1,174,449	3,052

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Commercial Mortgage-Backed (continued)
Ginnie Mae,
Series 2011-86, Class C
3.63%	09/16/51[4]	$244,852	$242,354
Ginnie Mae,
Series 2012-123, Class IO (IO)
0.64%	12/16/51[4]	1,642,646	24,434
Ginnie Mae,
Series 2012-135, Class IO (IO)
0.52%	01/16/53[4]	342,748	5,838
Ginnie Mae,
Series 2013-33, Class IO (IO)
0.37%	04/16/54[4]	425,133	2,537
Ginnie Mae,
Series 2014-126, Class IO (IO)
0.72%	02/16/55[4]	5,716,889	150,496

			4,217,472

U.S. Agency Mortgage-Backed — 14.72%
Fannie Mae Pool 462209
(US Treasury Yield Curve Rate T Note Constant Maturity
1-Year plus 2.18%)
2.84%	04/01/36[2]	53,767	53,619
Fannie Mae REMICS,
Series 2005-56, Class SP
(-6.00 X LIBOR USD 1-Month plus 42.30%, 6.00% Cap)
6.00%	08/25/33[2]	4,919	4,997
Fannie Mae REMICS,
Series 2011-116, Class SA (IO)
(-1.00 X LIBOR USD 1-Month plus 6.00%, 6.00% Cap)
5.54%	11/25/41[2]	93,996	9,885
Fannie Mae REMICS,
Series 2012-139, Class AI (IO)
3.00%	12/25/27	229,171	12,755
Freddie Mac Strips,
Series 240, Class IO (IO)
5.50%	07/15/36	281,615	52,849
Ginnie Mae,
Series 2003-110, Class S (IO)
(-1.00 X LIBOR USD 1-Month plus 6.60%, 6.60% Cap)
6.15%	10/20/33[2]	337,467	46,674
Ginnie Mae,
Series 2018-124, Class NW
3.50%	09/20/48	33,503	33,916
Ginnie Mae,
Series 2018-154, Class BP
3.50%	11/20/48	3,651	3,690
UMBS (TBA)
2.00%	04/01/52	2,025,000	1,878,672
2.00%	05/01/52	7,950,000	7,366,607
2.50%	05/01/52	11,450,000	10,902,265
3.00%	05/01/52	10,750,000	10,494,688

			30,860,617

Total Mortgage-Backed
(Cost $112,669,649)			96,950,228

See accompanying Notes to Financial Statements.

73 / Annual Report March 2022

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

MUNICIPAL BONDS — 0.65%*

California — 0.16%
Los Angeles Department of Airports Revenue Bonds, Port, Airport and Marina Improvements, Series A
3.89%	05/15/38	$100,000	$98,792
Los Angeles Unified School District General Obligation Bonds, School Improvements, Series KR
5.75%	07/01/34	205,000	243,091

			341,883

Florida — 0.06%
County of Miami-Dade Aviation Revenue Bonds, Airport and Marina Improvements, Series B
2.61%	10/01/32	100,000	92,462
County of Miami-Dade Aviation Revenue Bonds, Airport and Marina Improvements, Series D
3.45%	10/01/30	30,000	30,038

			122,500

New York — 0.39%
City of New York General Obligation Bonds, Public Improvements, Series F
3.62%	04/01/31	155,000	156,388
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Public Improvements
5.51%	08/01/37	175,000	209,377
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Public Improvements, Subseries B3
1.85%	08/01/32	75,000	63,173
New York State Dormitory Authority Revenue Bonds, School Improvements, Series F
3.11%	02/15/39	150,000	141,537
New York State Urban Development Corp. Revenue Bonds, Economic Improvements, Series F
2.00%	03/15/33	100,000	85,582
New York State Urban Development Corp. Revenue Bonds, Transit Improvements, Series B
2.54%	03/15/34	175,000	157,112

			813,169

Ohio — 0.04%
Ohio, Taxable Revenue Bonds, Advanced Refunding,
Cleveland Clinic
2.89%	01/01/32	100,000	95,605

Total Municipal Bonds
(Cost $1,500,334)			1,373,157

U.S. TREASURY SECURITIES — 1.19%

U.S. Treasury Notes — 1.19%
U.S. Treasury Notes
1.50%	02/29/24	1,904,000	1,876,481

Issues	Maturity Date	Principal Amount	Value

U.S. TREASURY SECURITIES (continued)

U.S. Treasury Notes (continued)
1.75%	03/15/25	$630,000	$616,986

Total U.S. Treasury Securities
(Cost $2,513,069)			2,493,467

Total Bonds — 99.69%
(Cost $229,831,310)			209,020,964

Issues		Shares	Value

COMMON STOCK — 0.32%

Communications — 0.16%
Intelsat Emergence SA3,5,6,11
(Luxembourg)		11,030	330,900

Financials — 0.16%
AGNC Investment Corp.		25,500	334,050

Total Common Stock
(Cost $701,674)			664,950

RIGHTS — 0.00%

Communications — 0.00%
Intelsat Jackson Holdings SA, Series A3,5,6,11
(Luxembourg)		1,154	—
Intelsat Jackson Holdings SA, Series B3,5,6,11
(Luxembourg)		1,154	—

			—

Total Rights
(Cost $–)			—

WARRANT — 0.01%

Entertainment — 0.01%
Cineworld Group PLC[3,11]
(United Kingdom)		152,713	33,176

Total Warrant
(Cost $–)

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS — 10.91%

Money Market Funds — 6.15%
Dreyfus Government Cash Management Fund
0.19%[14]		5,790,000	5,790,000
Fidelity Investments Money Market Funds - Government Portfolio
0.12%[14]		19,658	19,658
Morgan Stanley Institutional Liquidity Funds - Government Portfolio
0.23%[14]		7,092,000	7,092,000

			12,901,658

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 74

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS (continued)

U.S. Treasury Bills — 4.76%
U.S. Treasury Bills
0.61%[15]	08/25/22	$10,000,000	$9,964,717

Total Short-Term Investments
(Cost $22,877,122)			22,866,375

Total Investments Before Written Options - 110.93%
(Cost $253,410,106)			232,585,465

Written Options - (0.04)%
(Cost $(74,002))			(81,875)

Net unrealized appreciation on unfunded commitments - 0.00%			12
Liabilities in Excess of Other Assets - (10.89)%			(22,845,101)

Net Assets - 100.00%			$209,658,501

[1]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[2]	Floating rate security. The rate disclosed was in effect at March 31, 2022.
[3]	Foreign denominated security issued by foreign domiciled entity.
[4]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[5]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[6]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $3,352,916, which is 1.60% of total net assets.
[7]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $143,659, at an interest rate of 0.00% and a maturity of February 15, 2029. The investment is accruing an unused commitment fee of 0.63% per annum.

[8]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $45,404, at an interest rate of 3.75% and a maturity of November 18, 2027. The investment is accruing an unused commitment fee of 1.13% per annum.

[9]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $57,050, at an interest rate of 1.88% and a maturity of July 17, 2028. The investment is not accruing an unused commitment fee.

[10]	Perpetual security with no stated maturity date.
[11]	Non-income producing security.
[12]	Security is currently in default with regard to scheduled interest or principal payments.
[13]	Zero coupon bond. The rate shown is the effective yield as of March 31, 2022.
[14]	Represents the current yield as of March 31, 2022.
[15]	Represents annualized yield at date of purchase.
†

Fair valued security. The aggregate value of fair valued securities is $410,126, which is 0.20% of total net assets. Fair valued securities were not valued utilizing an independent quote but were valued pursuant to guidelines established by the Board of Trustees. See Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(CAD): Canadian Dollar

(CLO): Collateralized Loan Obligation

(EMTN): Euro Medium-Term Note

(EUR): Euro

(EURIBOR): Euro InterBank Offer Rate

(GBP): British Pound

(GMTN): Global Medium-Term Note

(IO): Interest Only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-Term Note

(PO): Principal Only

(SOFR): Secured Overnight Financing Rate

(SONIA): Sterling Overnight Index Average

(STEP): Step Coupon Bond

(TBA): To-Be-Announced

(USD): U.S. Dollar

See accompanying Notes to Financial Statements.

75 / Annual Report March 2022

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2022

Currency to be Purchased	Currency to be Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

FOREIGN CURRENCY EXCHANGE CONTRACT
CAD 3,248,000	USD 2,546,552	Citigroup Global Markets, Inc.	04/08/22	$53,719
EUR 1,253,000	USD 1,378,049	Goldman Sachs International	04/08/22	16,431
GBP 483,000	USD 633,499	Goldman Sachs International	04/08/22	2,411
USD 643,658	EUR 568,000	Goldman Sachs International	04/08/22	11,523
USD 648,007	GBP 483,000	Goldman Sachs International	04/08/22	12,097

				96,181

USD 2,532,514	CAD 3,248,000	Citigroup Global Markets, Inc.	04/08/22	(67,757)
USD 744,915	EUR 685,000	Citigroup Global Markets, Inc.	04/08/22	(17,430)
USD 1,383,425	EUR 1,253,000	Goldman Sachs International	07/08/22	(16,541)
USD 610,262	GBP 466,000	Goldman Sachs International	07/08/22	(3,154)

				(104,882)

NET UNREALIZED DEPRECIATION				$(8,701)

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)

FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Five-Year Note	562	06/30/22	$64,454,375	$(1,482,559)	$(1,482,559)
FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Ten-Year Ultra Bond	227	06/21/22	(30,751,406)	984,315	984,315
U.S. Treasury Ultra Bond	51	06/21/22	(9,033,375)	289,968	289,968

			(39,784,781)	1,274,283	1,274,283

TOTAL FUTURES CONTRACTS			$24,669,594	$(208,276)	$(208,276)

Description	Number of contracts	Exercise Price	Expiration Date	Notional Amount	Value

WRITTEN CALL OPTIONS EXCHANGE TRADED
IMM Eurodollar 2-Year MIDCV Future Options	50	$97.88	12/16/22	$(3,040,469)	$(23,437)

WRITTEN PUT OPTIONS EXCHANGE TRADED
IMM Eurodollar 2-Year MIDCV Future Options	50	$97.38	12/16/22	$(3,040,469)	$(58,438)

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 76

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value
BONDS – 94.69%

BANK LOANS — 88.53%*

Automotive — 0.89%
Clarios Global LP,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
3.71%	04/30/26[1]	$2,211,302	$2,186,978
Oeconnection LLC,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
4.46%	09/25/26[1]	1,808,495	1,782,868
4.47%	09/25/26[1]	417,522	411,606

			4,381,452

Communications — 10.07%
A-L Parent LLC,
Term Loan, 1st Lien
(LIBOR plus 3.25%)
4.25%	12/01/23[1]	487,147	465,096
Altice Financing SA,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
2.99%	01/31/26[1]	957,500	925,314
Altice France SA,
Term Loan B11, 1st Lien
(LIBOR plus 2.75%)
3.05%	07/31/25[1]	989,610	968,170
Altice SA,
Term Loan B13, 1st Lien (France)
(LIBOR plus 4.00%)
4.51%	08/14/26[1,2]	483,750	475,488
Banijay Group U.S. Holding, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
3.99%	03/01/25[1]	1,735,570	1,722,553
CCI Buyer, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.00%)
4.75%	12/17/27[1]	1,485,000	1,467,677
CenturyLink, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
2.71%	03/15/27[1]	2,447,393	2,386,025
Charter Communications Operating LLC,
Term Loan B2, 1st Lien
(LIBOR plus 1.75%)
2.21%	02/01/27[1]	1,325,781	1,316,487
Consolidated Communications, Inc.,
Term Loan B1, 1st Lien
(LIBOR plus 3.50%)
4.25%	10/02/27[1]	2,000,000	1,886,070
Coralus Co-Borrower LLC,
Term Loan B5, 1st Lien
(LIBOR plus 2.25%)
2.65%	01/31/28[1]	2,250,000	2,206,057

Issues	Maturity Date	Principal Amount	Value
BANK LOANS (continued)

Communications (continued)
Crown Subsea Communications Holding, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.75%)
5.50%	04/27/27[1]	$801,370	$800,032
CSC Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
2.65%	01/15/26[1]	970,000	957,875
Term Loan B5, 1st Lien
(LIBOR plus 2.50%)
2.90%	04/15/27[1]	984,925	969,658
Dawn Acquisition LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
3.97%	12/31/25[1]	1,468,570	1,249,709
Diamond Sports Group, LLC,
Term Loan, 2nd Lien
(SOFR plus 3.25%)
3.54%	08/24/26[1]	1,484,857	514,600
DIRECTV Financing LLC,
Term Loan, 1st Lien
(LIBOR plus 5.00%)
5.75%	08/02/27[1]	1,910,000	1,910,372
EW Scripps Co.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
3.75%	01/07/28[1]	415,625	413,611
Frontier Communications Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.81%	05/01/28[1]	1,237,500	1,220,998
Global Tel*Link Corp.,
Term Loan, 1st Lien
(LIBOR plus 4.25%)
4.71%	11/29/25[1]	982,765	936,875
Gray Television, Inc.,
Term Loan D, 1st Lien
(LIBOR plus 3.00%)
3.23%	12/01/28[1]	1,496,250	1,490,504
GTT Communications BV,
Term Loan B, 1st Lien
(EURIBOR plus 3.25%)
3.25%	05/31/25[1]	706,100	653,560
GTT Communications, Inc.,
Term Loan B, 1st Lien
(PRIME plus 3.75%)
7.25%	05/30/25[1]	475,870	391,791
Intelsat Jackson Holdings SA,
Term Loan (Luxembourg)
(SOFR plus 4.42%)
4.92%	02/01/29[1,2]	4,987,500	4,914,633
Level 3 Parent LLC,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
2.21%	03/01/27[1]	2,337,328	2,296,974

See accompanying Notes to Financial Statements.

77 / Annual Report March 2022

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value
BANK LOANS (continued)

Communications (continued)
MacDonald Dettwiler & Associates Ltd.,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
3.21%	10/04/24[1]	$736,668	$726,734
Metronet Systems Holdings LLC,
Term Loan B
(LIBOR plus 3.75%)
4.50%	06/02/28[1]	1,986,281	1,969,517
MH Sub I LLC,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
4.75%	09/13/24[1]	2,324,775	2,303,189
National CineMedia LLC,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
5.00%	06/20/25[1]	1,243,332	1,126,770
(LIBOR plus 8.00%)
9.00%	12/20/24[1]	579,821	547,930
NEP Group, Inc.,
Term Loan B, 1st Lien
(PRIME plus 3.00%)
6.50%	10/20/25[1]	249,375	247,400
NEP/NCP Holdco, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
3.70%	10/20/25[1]	1,482,770	1,459,417
Term Loan, 2nd Lien
(LIBOR plus 7.00%)
7.46%	10/19/26[1]	440,000	426,910
New Insight Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 5.50%)
6.50%	12/20/24[1]	478,750	471,518
Sinclair Television Group, Inc.,
Term Loan B3, 1st Lien
(LIBOR plus 3.00%)
3.46%	04/01/28[1]	1,612,703	1,577,433
Terrier Media Buyer, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
3.96%	12/17/26[1]	2,018,994	1,990,909
Univision Communications, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
4.00%	05/06/28[1]	1,000,000	991,665
UPC Financing Partnership,
Term Loan, 1st Lien
(LIBOR plus 2.25%)
2.65%	04/30/28[1]	250,000	244,866
Virgin Media Bristol LLC,
Term Loan N, 1st Lien
(LIBOR plus 2.50%)
2.90%	01/31/28[1]	1,000,000	989,375

Issues	Maturity Date	Principal Amount	Value
BANK LOANS (continued)

Communications (continued)
Zayo Group Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.00%)
3.46%	03/09/27[1]	$2,004,276	$1,953,338

			49,567,100

Consumer Discretionary — 5.11%
ADMI Corp.,
Term Loan B2, 1st Lien
(LIBOR plus 3.38%)
3.88%	12/23/27[1]	1,237,500	1,218,263
AI Aqua Merger Sub, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.00%)
4.00%	07/31/28[1,3]	814,815	807,433
Arterra Wines Canada, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.50%)
4.51%	11/24/27[1]	691,250	685,720
Birkenstock U.S. BidCo, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
3.75%	04/28/28[1]	744,375	737,862
City Brewing Co. LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.25%	04/05/28[1]	996,247	916,547
Culligan International, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.75%)
4.25%	07/31/28[1]	1,150,000	1,140,840
Landry’s,
Term Loan, 1st Lien
(LIBOR plus 12.00%)
13.00%	10/04/23[1]	53,605	57,358
Naked Juice, LLC,
Term Loan
(SOFR plus 3.25%)
4.00%	01/24/29[1]	3,000,000	2,957,145
(SOFR plus 6.00%)
6.75%	01/24/30[1]	2,100,000	2,100,000
New Trojan Parent, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.25%)
3.75%	01/06/28[1]	1,488,750	1,445,948
Peraton Corp.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.50%	02/01/28[1]	2,430,281	2,418,130
Prometric Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
4.00%	01/29/25[1]	962,707	947,304

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 78

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value
BANK LOANS (continued)

Consumer Discretionary (continued)
Refresco,
Term Loan B3, 1st Lien
(LIBOR plus 2.75%)
3.22%	03/28/25[1]	$1,920,600	$1,908,596
Sunshine Luxembourg VII SARL,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.76%	10/01/26[1]	2,227,500	2,216,017
Tecta America Corp.,
Term Loan, 1st Lien
(LIBOR plus 4.25%)
5.00%	04/10/28[1]	992,500	985,056
Triton Water Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.51%	03/31/28[1]	1,488,751	1,454,986
Waystar technologies, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
4.46%	10/22/26[1]	1,962,469	1,960,015
Weber-Stephen Products LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
4.00%	10/30/27[1]	1,217,130	1,182,442

			25,139,662

Consumer Products — 0.68%
Hoffmaster Group, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
5.01%	11/21/23[1]	1,457,621	1,396,284
Lakeshore Intermediate, LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.00%	09/29/28[1]	1,995,000	1,963,409

			3,359,693

Electric — 1.33%
Astoria Energy LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.50%	12/10/27[1]	1,454,507	1,437,919
CommScope, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
3.71%	04/06/26[1]	1,954,988	1,906,924
Endure Digital, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.25%	02/10/28[1]	1,985,000	1,932,894
Linden LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.51%	10/01/27[1]	1,286,884	1,256,520

			6,534,257

Issues	Maturity Date	Principal Amount	Value
BANK LOANS (continued)

Energy — 1.45%
Apro LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.50%	11/14/26[1]	$1,332,839	$1,327,841
Calpine Corp.,
Term Loan B10, 1st Lien
(LIBOR plus 2.00%)
2.46%	08/12/26[1]	188,894	186,565
EPIC Y-Grade Services L.P,
Term Loan B, 1st Lien
(LIBOR plus 6.00%)
7.00%	06/30/27[1]	249,975	211,437
Lucid Energy Group II Borrower LLC,
Term Loan, 1st Lien
(LIBOR plus 4.25%)
5.00%	11/24/28[1]	997,500	990,542
Parkway Generation LLC,
Term Loan B, 1st Lien
(LIBOR plus 4.75%)
5.50%	02/16/29[1]	1,798,246	1,764,529
Term Loan C, 1st Lien
(LIBOR plus 4.75%)
5.50%	02/16/29[1]	251,754	246,719
TransMontaigne Operating Co. LP,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.00%	11/17/28[1]	1,498,125	1,490,949
Traverse Midstream Partners LLC,
Term Loan B, 1st Lien
(SOFR plus 4.25%)
5.25%	09/27/24[1]	908,450	906,179

			7,124,761

Entertainment — 1.39%
Cineworld Finance U.S., Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
4.00%	02/28/25[1]	2,128,377	1,648,247
Crown Finance U.S., Inc.,
Term Loan B1, 1st Lien
(LIBOR plus 7.00%)
7.00%	05/23/24[1]	1,177,818	1,394,248
NAI Entertainment Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
3.50%	05/08/25[1]	1,391,572	1,367,220
SMG US Midco 2, Inc.,
Term Loan, 1st Lien
(LIBOR plus 2.50%)
2.80%	01/23/25[1]	712,027	687,106
2.97%	01/23/25[1]	282,890	272,989
WildBrain Ltd.,
Term Loan B, 1st Lien
(LIBOR plus 4.25%)
5.00%	03/24/28[1]	1,485,000	1,476,187

			6,845,997

See accompanying Notes to Financial Statements.

79 / Annual Report March 2022

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value
BANK LOANS (continued)

Finance — 3.52%
Auris Lux III SA,
Term Loan B, 1st Lien (Luxembourg)
(LIBOR plus 3.75%)
4.21%	02/27/26[1,2]	$1,212,505	$1,184,090
Camelot Finance SA,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
3.46%	10/30/26[1]	977,500	968,747
Cushman & Wakefield,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
3.21%	08/21/25[1]	1,497,776	1,480,611
DCG Acquisition Corp.,
Term Loan, 1st Lien
(LIBOR plus 4.50%)
4.96%	09/30/26[1]	2,451,876	2,416,630
First Eagle Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
3.51%	02/01/27[1]	1,427,619	1,405,312
Hertz Corp. (The),
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
3.75%	06/30/28[1]	417,557	415,091
Term Loan C, 1st Lien
(LIBOR plus 3.25%)
3.75%	06/30/28[1]	79,288	78,820
Jane Street Group LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
3.21%	01/26/28[1]	1,728,125	1,708,329
Mozart Borrower, LP,
Term Loan B
(LIBOR plus 3.25%)
3.75%	10/23/28[1]	2,300,000	2,279,726
Schweitzer-Mauduit International, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
4.50%	04/20/28[1]	1,985,000	1,963,502
Tegra118 Wealth Solutions, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
4.49%	02/18/27[1]	1,000,000	995,835
Telenet Financing USD LLC,
Term Loan AR, 1st Lien
(LIBOR plus 2.00%)
2.40%	04/28/28[1]	1,500,000	1,468,928
Trident TPI Holdings, Inc.,
Delayed-Draw Term Loan, 1st Lien
(LIBOR plus 4.00%)
4.50%	09/15/28[1,4]	77,693	76,851
Term Loan B3, 1st Lien
(LIBOR plus 4.00%)
4.50%	09/15/28[1]	871,398	861,960

			17,304,432

Issues	Maturity Date	Principal Amount	Value
BANK LOANS (continued)

Food — 4.43%
8th Avenue Food & Provisions, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.75%)
5.50%	10/01/25[1]	$497,500	$448,994
CH Gunther PPC Parent LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
3.50%	12/08/28[1]	1,000,000	978,750
Chobani LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.50%	10/25/27[1]	1,477,500	1,456,726
Dessert Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
5.01%	06/09/28[1,5]	2,175,789	2,138,399
Flora Food Group,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
3.35%	07/02/25[1]	1,949,679	1,786,745
Hostess Brands LLC,
Term Loan, 1st Lien
(LIBOR plus 2.25%)
3.00%	08/03/25[1]	2,403,654	2,376,829
Houston Foods, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
6.21%	07/20/25[1]	2,236,924	2,113,893
Matterhorn Merger Sub LLC,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
4.46%	05/23/25[1]	1,477,517	1,434,115
Shearer’s Foods LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.25%	09/23/27[1]	2,034,376	1,979,834
Snacking Investments Bidco,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
5.00%	12/18/26[1]	1,238,092	1,224,163
Sovos Brands Intermediate, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.50%	06/08/28[1]	1,036,207	1,027,881
TKC Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 5.50%)
6.50%	05/15/28[1]	986,786	974,944
U.S. Foods, Inc.,
Term Loan, 1st Lien
(LIBOR plus 2.00%)
2.51%	09/14/26[1]	1,950,000	1,915,212

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 80

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value
BANK LOANS (continued)

Food (continued)
Utz Quality Foods LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
3.46%	01/20/28[1]	$1,973,765	$1,949,409

			21,805,894

Gaming — 2.39%
Bally’s Corp.,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
3.75%	10/02/28[1]	498,750	496,685
Caesars Resort Collection LLC,
Term Loan, 1st Lien
(LIBOR plus 2.75%)
3.21%	12/23/24[1]	1,436,250	1,430,663
Golden Entertainment, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
3.75%	10/21/24[1]	1,171,875	1,161,621
Golden Nugget, LLC,
Term Loan B, 1st Lien
(SOFR plus 4.00%)
4.50%	01/27/29[1]	4,000,000	3,985,260
GVC Holdings Gibraltar Ltd.,
Term Loan B4, 1st Lien
(LIBOR plus 2.25%)
3.74%	03/29/27[1]	1,736,875	1,722,763
J&J Ventures Gaming LLC,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
4.75%	04/26/28[1]	995,000	989,403
Scientific Games Holdings LP,
Term Loan B, 1st Lien
(SOFR plus 3.50%)
3.50%	02/04/29[1]	2,004,000	1,988,610

			11,775,005

Health Care — 11.79%
ADMI Corp.,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
3.21%	04/30/25[1]	962,638	946,393
Bella Holding Co. LLC,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
4.50%	05/10/28[1]	995,000	988,781
Cano Health, LLC,
Term Loan, 1st Lien
(SOFR plus 4.00%)
4.51%	11/23/27[1]	2,012,852	1,986,232
Carestream Dental, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.50%)
5.00%	09/01/24[1]	2,992,500	2,977,538

Issues	Maturity Date	Principal Amount	Value
BANK LOANS (continued)

Health Care (continued)
CCS-CMGC Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 5.50%)
5.96%	10/01/25[1]	$483,750	$474,984
Certara Holdco, Inc.,
Term Loan B
(LIBOR plus 3.50%)
3.96%	08/15/26[1]	1,985,000	1,960,188
Change Healthcare Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
3.50%	03/01/24[1]	598,627	596,158
Curia Global, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.50%	08/30/26[1]	2,180,699	2,165,315
Da Vinci Purchaser Corp.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
5.01%	01/08/27[1]	2,211,856	2,207,245
Elanco Animal Health, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.98%	08/01/27[1]	1,247,744	1,230,101
Endo Luxembourg Finance Co.,
Term Loan B, 1st Lien
(LIBOR plus 5.00%)
5.75%	03/27/28[1]	2,052,600	1,928,377
eResearchTechnology, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.50%)
5.50%	02/04/27[1]	1,760,758	1,756,911
Femur Buyer, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.50%)
5.51%	03/05/26[1]	624,606	565,268
Grifols Worldwide Operations USA, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
2.46%	11/15/27[1]	925,556	911,325
Heartland Dental LLC,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
4.45%	04/30/25[1]	993,744	986,822
Term Loan, 1st Lien
(LIBOR plus 3.50%)
3.96%	04/30/25[1]	1,480,814	1,466,006
Horizon Therapeutics USA, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
2.25%	03/15/28[1]	1,485,000	1,472,474
Jazz Financing Lux SARL,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.00%	05/05/28[1]	1,985,000	1,980,167

See accompanying Notes to Financial Statements.

81 / Annual Report March 2022

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value
BANK LOANS (continued)

Health Care (continued)
LSCS Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.50%)
5.00%	12/16/28[1]	$2,443,875	$2,422,503
Medplast Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
4.21%	07/02/25[1]	965,000	910,029
National Seating & Mobility,
Term Loan, 1st Lien
(LIBOR plus 5.25%)
5.71%	11/16/26[1]	1,967,372	1,952,617
NMN Holdings III Corp.,
Delayed-Draw Term Loan, 1st Lien
(LIBOR plus 3.75%)
4.21%	11/13/25[1]	257,549	251,110
Term Loan, 1st Lien
(LIBOR plus 3.75%)
4.21%	11/13/25[1]	1,200,328	1,170,320
Option Care Health, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
3.25%	10/27/28[1]	1,995,000	1,980,875
Organon & Co.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
3.56%	06/02/28[1]	962,958	959,347
Pacific Dental Services, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
4.00%	05/05/28[1]	992,500	983,195
Pathway Vet Alliance LLC,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
4.21%	03/31/27[1]	2,458,196	2,438,235
PetVet Care Centers LLC,
Term Loan B3, 1st Lien
(LIBOR plus 3.50%)
4.25%	02/14/25[1]	2,475,891	2,467,387
Phoenix Guarantor, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
3.95%	03/05/26[1]	1,978,763	1,960,736
Phoenix Newco, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.50%)
4.00%	11/15/28[1]	2,500,000	2,484,825
Pluto Acquisition I, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
4.21%	06/22/26[1]	1,494,981	1,476,294
Pregis TopCo LLC,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
4.46%	07/31/26[1]	999,356	980,493

Issues	Maturity Date	Principal Amount	Value
BANK LOANS (continued)

Health Care (continued)
Premise Health Holding Corp.,
Term Loan, 1st Lien

(LIBOR plus 3.50%)
4.51%	07/10/25[1]	$2,115,939	$2,100,069
Resonetics LLC,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
4.75%	04/28/28[1]	1,742,497	1,728,339
Sharp Midco LLC,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
5.01%	12/29/28[1]	1,750,000	1,743,438
Surgery Center Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
4.50%	08/31/26[1]	1,196,569	1,189,247
Tecomet, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.50%	05/01/24[1]	194,392	182,728
U.S. Renal Care, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 5.00%)
5.25%	06/26/26[1]	772,507	712,638
(LIBOR plus 5.50%)
6.50%	06/26/26[1]	995,000	922,240
Valeant Pharmaceuticals International, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
3.21%	11/27/25[1]	398,779	395,788

			58,012,738

Industrials — 11.30%
Alliance Laundry Systems, LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.25%	10/08/27[1]	1,496,171	1,483,087
Anchor Packaging LLC,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
4.46%	07/18/26[1]	1,969,620	1,937,614
Arterrsa Services	LLC,
Term Loan, 1st Lien
(LIBOR plus 3.50%)
4.51%	03/06/25[1]	1,488,750	1,399,797
ASP Blade Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
4.50%	10/13/28[1]	1,247,059	1,233,185
BCPE Empire Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
4.50%	06/11/26[1]	498,380	493,084

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 82

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value
BANK LOANS (continued)

Industrials (continued)
Berry Global, Inc.,
Term Loan Z, 1st Lien
(LIBOR plus 1.75%)
2.07%	07/01/26[1]	$2,070,521	$2,044,961
Charter Next generation, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
4.50%	12/01/27[1]	1,736,842	1,729,513
Clydesdale Acquisition Holdings, Inc.,
Term Loan, 1st Lien
(SOFR plus 4.25%)
4.25%	03/30/29[1,6]	1,500,000	1,477,500
Conserve Merger Sub, Inc.,
Term Loan, 1st Lien (France)
(LIBOR plus 3.50%)
3.73%	08/08/25[1,2]	1,930,000	1,884,162
Convergint Technologies,
Term Loan, 1st Lien
(LIBOR plus 3.50%)
4.25%	03/31/28[1]	496,266	491,986
Deliver Buyer, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 5.00%)
6.01%	05/01/24[1]	1,068,889	1,068,889
Dermatology Intermediate Holdings, Inc.,
Term Loan, 1st Lien
(SOFR plus 4.25%)
4.75%	04/01/29[1,7]	1,516,535	1,501,370
Eagle 4 Ltd.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
3.96%	07/12/28[1]	498,723	492,489
Energizer Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 2.25%)
2.75%	12/22/27[1]	1,490,000	1,467,650
Engineered Machinery Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
4.76%	05/19/28[1]	489,947	484,163
II-VI, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
2.75%	12/08/28[1]	1,000,000	995,000
Ingram Micro, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.51%	06/30/28[1]	992,500	985,552
Iridium Satellite LLC,
Term Loan B2, 1st Lien
(LIBOR plus 2.50%)
3.25%	11/04/26[1]	1,237,822	1,229,602
KAMC Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
4.51%	08/14/26[1,6,8]	731,250	622,780

Issues	Maturity Date	Principal Amount	Value
BANK LOANS (continued)

Industrials (continued)
Liqui-Box Corp.,
Term Loan B, 1st Lien
(LIBOR plus 4.50%)
5.50%	02/26/27[1]	$982,500	$929,936
MAR Bidco SARL,
Term Loan B, 1st Lien
(LIBOR plus 4.25%)
5.26%	07/07/28[1]	1,741,250	1,721,661
Michaels Cos., Inc. (The),
Term Loan, 1st Lien
(LIBOR plus 4.25%)
5.26%	04/15/28[1]	992,500	933,501
Osmose Utilities Services, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.25%)
3.75%	06/23/28[1]	1,496,241	1,480,343
Patriot Container Corp.,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
4.75%	03/20/25[1]	1,465,649	1,410,687
Peacock Merger Corp.,
Term Loan, 1st Lien
(LIBOR plus 4.25%)
5.26%	12/29/28[1]	1,496,250	1,470,066
Plaze, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.51%	08/03/26[1]	1,764,806	1,707,450
(LIBOR plus 3.75%)
4.76%	08/03/26[1]	493,750	477,703
Proampac PG Borrower LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.50%	11/03/25[1]	2,920,574	2,862,892
Protective Industrial Products, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
4.75%	12/29/27[1]	1,779,654	1,757,409
Refficiency Holdings LLC,
Delayed-Draw Term Loan
(LIBOR plus 3.75%)
4.50%	12/16/27[1,9]	8,767	8,683
Term Loan, 1st Lien
(LIBOR plus 3.75%)
4.50%	12/16/27[1]	1,663,511	1,647,567
Ring Container Technologies Group, LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.21%	08/12/28[1]	2,500	2,469
4.27%	08/12/28[1]	995,000	982,567
Spectrum Holdings III Corp.,
Term Loan, 1st Lien
(LIBOR plus 3.25%)
4.26%	01/31/25[1]	1,401,624	1,352,189

See accompanying Notes to Financial Statements.

83 / Annual Report March 2022

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value
BANK LOANS (continued)

Industrials (continued)
SPX FLOW, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.50%)
5.00%	03/16/29[1]	$500,000	$487,707
Titan Acquisition, Ltd.,
Term Loan, 1st Lien
(LIBOR plus 3.00%)
3.35%	03/28/25[1]	987,251	968,039
Transcendia Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.50%	05/30/24[1]	2,422,918	2,166,234
TransDigm, Inc.,
Term Loan E, 1st Lien
(LIBOR plus 2.25%)
2.71%	05/30/25[1]	487,525	479,603
TricorBraun Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.25%)
3.75%	03/03/28[1]	1,987,945	1,943,763
USIC Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.50%)
4.25%	05/12/28[1]	1,492,500	1,480,105
Vantage Elevator Solutions,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
4.25%	11/17/28[1]	2,500,000	2,469,062
Wrench Group LLC,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
5.01%	04/30/26[1]	2,238,491	2,224,501
Zep, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
5.00%	08/12/24[1]	1,705,351	1,637,137

			55,623,658

Information Technology — 14.20%
AppLovin Corp.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
3.50%	10/25/28[1]	498,750	495,498
(LIBOR plus 3.25%)
3.25%	08/15/25[1]	740,434	737,716
AQAAcquisition Holding, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.25%)
5.26%	03/03/28[1]	1,488,750	1,484,098
AthenaHealth Group, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.50%)
4.00%	02/15/29[1,10]	1,710,145	1,695,181

Issues	Maturity Date	Principal Amount	Value
BANK LOANS (continued)

Information Technology (continued)
Azalea Topco, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.75%)
3.75%	07/24/26[1]	$500,000	$495,938
Bifm CA Buyer, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.50%)
3.96%	06/01/26[1]	990,339	976,721
Caesars Resort Collection LLC,
Term Loan, 1st Lien
(LIBOR plus 3.50%)
3.96%	07/21/25[1]	985,000	983,030
Castle U.S. Holding Corp.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.21%	01/29/27[1]	983,333	952,914
CHG Healthcare Services, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.50%)
4.51%	09/29/28[1]	1,875	1,861
5.00%	09/29/28[1]	744,375	738,792
CT Technologies Intermediate Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.25%)
5.00%	12/16/25[1]	1,268,441	1,261,077
DCert Buyer, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
4.46%	10/16/26[1]	1,721,178	1,711,255
E2open LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.00%	02/04/28[1]	1,985,011	1,965,160
EagleView Technology Co.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.51%	08/14/25[1]	2,701,302	2,634,904
Electron Bidco, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.25%)
3.75%	11/01/28[1]	1,000,000	990,470
Emerald Topco, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
3.80%	07/24/26[1]	1,472,367	1,456,032
Ensemble RCM LLC,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
4.05%	08/03/26[1]	983,621	979,829
EQT Box Merger Sub, Inc.,
Term Loan, 1st Lien
(SOFR plus 3.50%)
4.00%	04/17/28[1]	249,375	246,571

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 84

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value
BANK LOANS (continued)

Information Technology (continued)
Gainwell Acquisition Corp.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
5.01%	10/01/27[1]	$1,484,962	$1,484,962
Helios Software Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
5.25%	03/11/28[1]	1,657,143	1,644,723
Imperva, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
5.00%	01/12/26[1]	1,754,193	1,735,993
ION Analytics,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
4.50%	02/16/28[1]	677,083	672,533
Logmein, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.75%)
5.22%	08/31/27[1]	2,478,725	2,439,610
Magenta Buyer LLC,
Term Loan, 1st Lien
(LIBOR plus 5.00%)
5.75%	07/27/28[1]	1,995,000	1,983,030
Magenta Buyer, LLC,
Term Loan, 2nd Lien
(LIBOR plus 8.25%)
9.00%	07/27/29[1]	446,493	443,702
Maximus, Inc.,
Term Loan B
(LIBOR plus 2.00%)
2.50%	05/28/28[1]	1,488,750	1,482,244
MeridianLink, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
4.01%	11/10/28[1]	2,000,000	1,965,010
Monotype Imaging Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 5.00%)
6.01%	10/09/26[1]	1,492,500	1,493,440
Northwest Fiber LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.14%	04/30/27[1]	1,792,165	1,763,410
Nouryon USA LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
4.01%	10/01/25[1]	1,245,818	1,229,728
Pactiv Evergreen Group Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.00%	09/25/28[1]	1,741,250	1,699,895
Panther Purchaser LP,
Term Loan, 1st Lien
(LIBOR plus 4.50%)
5.00%	01/07/28[1]	1,488,750	1,481,932

Issues	Maturity Date	Principal Amount	Value
BANK LOANS (continued)

Information Technology (continued)
Playtika Holding Corp.,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
3.21%	03/13/28[1]	$997,481	$984,559
Precision Medicine Group LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
4.01%	11/18/27[1,11]	2,620,673	2,578,087
Pretium Packaging Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
4.50%	10/02/28[1]	1,246,875	1,213,920
Project Alpha Intermediate Holding, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
4.30%	04/26/24[1]	1,940,437	1,931,143
Project Boost Purchaser, LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
3.96%	06/01/26[1]	1,496,164	1,483,072
Proofpoint, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
3.76%	08/31/28[1]	997,500	988,009
RealPage, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
3.75%	04/24/28[1]	1,991,247	1,971,334
Renaissance Learning, Inc.,
Term Loan, 1st Lien
(SOFR plus 4.50%)
4.50%	03/16/27[1]	500,000	498,750
Sitel Worldwide Corp.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.21%	08/28/28[1]	1,492,500	1,482,553
Skillsoft Finance II, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.75%)
5.50%	07/14/28[1]	1,246,875	1,236,277
Sophia LP,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
4.26%	10/07/27[1]	2,226,325	2,208,704
Spin Holdco, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
4.75%	03/04/28[1]	1,980,000	1,968,308
Sunshine Software Merger Sub, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.25%	10/16/28[1]	2,000,000	1,983,750
Surf Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.11%	03/05/27[1]	2,017,843	2,001,136

See accompanying Notes to Financial Statements.

85 / Annual Report March 2022

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value
BANK LOANS (continued)

Information Technology (continued)
TierPoint LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.50%	05/05/26[1]	$967,149	$959,596
Veeam Software,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
3.46%	02/28/27[1]	1,735,497	1,723,930
VT Topco, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.25%)
4.26%	08/01/25[1]	1,704,082	1,679,586
Zelis Payments Buyer, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
3.73%	09/30/26[1]	735,056	728,919
Zotec Partners LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.75%	02/14/24[1]	937,125	932,439

			69,881,331

Insurance — 1.34%
Acrisure LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
3.96%	02/15/27[1]	2,967,216	2,931,372
Asurion LLC,
Term Loan B8, 1st Lien
(LIBOR plus 3.25%)
3.71%	12/23/26[1]	492,513	482,559
Term Loan B9, 1st Lien
(LIBOR plus 3.25%)
3.71%	07/31/27[1]	1,243,111	1,219,803
Asurion, LLC,
Term Loan B4, 1st Lien
(LIBOR plus 5.25%)
5.71%	01/20/29[1]	1,000,000	979,065
Howden Group Holdings Ltd.,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
4.00%	11/12/27[1]	989,962	980,270

			6,593,069

Materials — 3.68%
American Rock Salt Co. LLC,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
4.75%	06/09/28[1]	992,500	984,436
Archroma Finance SARL,
Term Loan B2, 1st Lien (Switzerland)
(LIBOR plus 4.25%)
4.51%	08/12/24[1,2]	716,250	710,878

Issues	Maturity Date	Principal Amount	Value
BANK LOANS (continued)

Materials (continued)
Cyanco Intermediate Corp.,
Term Loan, 1st Lien
(LIBOR plus 3.50%)
3.96%	03/16/25[1]	$416,884	$409,589
Geon Performance Solutions, LLC,
Term Loan B, 1st Lien
(LIBOR plus 4.75%)
5.50%	08/18/28[1]	1,194,000	1,194,006
Herens U.S. Holdco Corp.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
4.00%	07/03/28[1]	997,500	975,056
5.01%	07/03/28[1]	1,836,148	1,794,835
ICP Group,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
4.76%	12/29/27[1]	1,485,000	1,447,875
INEOS U.S. Finance LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
3.00%	11/08/28[1]	500,000	490,938
INEOS U.S. Quattro LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
3.25%	01/29/26[1]	1,240,625	1,220,930
LSF11 A5 HoldCo LLC,
Term Loan, 1st Lien
(LIBOR plus 3.50%)
4.00%	10/15/28[1]	1,500,000	1,481,438
Lummus Technology Holdings V LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
3.96%	06/30/27[1]	1,884,523	1,825,641
Plaskolite PPC Intermediate II LLC,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
4.75%	12/15/25[1]	1,983,741	1,908,854
Polar U.S. Borrower LLC,
Term Loan, 1st Lien
(LIBOR plus 4.75%)
4.99%	10/15/25[1]	544,322	529,353
Potters Borrower LP,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
5.01%	12/14/27[1]	2,483,715	2,479,580
Tronox Finance LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
2.71%	03/10/28[1]	116,923	115,462
3.26%	03/10/28[1]	576,923	569,715

			18,138,586

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 86

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)

Real Estate Investment Trust (REIT) — 0.87%
Aveanna Healthcare LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.25%	07/17/28[1,12]	$1,614,528	$1,574,771
Avison Young Canada, Inc.,
Term Loan, 1st Lien
(LIBOR plus 5.75%)
6.05%	01/31/26[1]	498,319	496,451
6.21%	01/31/26[1]	993,969	990,241
Rent-A-Center, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
3.81%	02/17/28[1]	1,239,370	1,217,489

			4,278,952

Retail — 3.94%
American Airlines, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.75%)
5.50%	04/20/28[1]	1,500,000	1,522,500
AmWINS Group, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
3.00%	02/19/28[1]	2,225,615	2,192,231
BC ULC,
Term Loan B, 1st Lien (Canada)
(LIBOR plus 1.75%)
2.21%	11/19/26[1,2]	2,113,226	2,071,617
BCPE Empire Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
4.46%	06/11/26[1]	1,219,517	1,204,785
BW Gas & Convenience Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.00%	03/31/28[1]	1,240,625	1,223,567
Curium Bidco SARL,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
5.01%	07/09/26[1]	984,849	983,002
(LIBOR plus 4.25%)
5.00%	12/02/27[1]	987,500	980,099
Harbor Freight Tools USA, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
3.25%	10/19/27[1]	496,231	486,773
LSF9 Atlantis Holdings, LLC,
Term Loan B, 1st Lien
(SOFR plus 7.25%)
8.00%	03/29/29[1]	400,000	394,250
Pacific Bells LLC,
Term Loan B, 1st Lien
(LIBOR plus 4.50%)
5.00%	11/10/28[1,13]	493,608	489,906

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)

Retail (continued)
SRS Distribution, Inc.,
Term Loan B
(LIBOR plus 3.50%)
4.00%	06/02/28[1]	$1,875	$1,855
4.02%	06/02/28[1]	744,375	736,313
Term Loan B, 1st Lien
(SOFR plus 3.50%)
4.00%	06/02/28[1]	750,000	742,031
Tacala Investment Corp.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.25%	02/05/27[1]	1,180,578	1,166,706
Term Loan B, 2nd Lien
(LIBOR plus 7.50%)
8.25%	02/04/28[1]	735,000	726,731
U.S. Anesthesia Partners, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.25%)
4.75%	09/22/28[1]	1,492,500	1,484,761
Whatabrands LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
3.75%	08/03/28[1]	1,995,000	1,973,604
Woof Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.68%	12/21/27[1]	997,481	991,247

			19,371,978

Services — 8.17%
Adtalem Global Education, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.50%)
5.25%	08/12/28[1]	773,538	771,968
Allied Universal Holdco LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.25%	05/12/28[1]	1,990,000	1,962,100
Alterra Mountain Co.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.00%	08/17/28[1]	1,990,000	1,977,563
Amentum Government Services Holdings, LLC,
Term Loan B, 1st Lien
(SOFR plus 4.00%)
4.78%	02/15/29[1]	1,456,311	1,447,208
(SOFR plus 4.50%)
4.50%	02/15/29[1]	1,293,689	1,285,604
Aramark Services, Inc.,
Term Loan, 1st Lien
(LIBOR plus 1.75%)
2.21%	03/11/25[1]	1,865,325	1,834,547
ArchKey Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 5.25%)
6.00%	06/29/28[1]	497,500	493,769

See accompanying Notes to Financial Statements.

87 / Annual Report March 2022

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)

Services (continued)
Arcis Golf LLC,
Term Loan B, 1st Lien
(LIBOR plus 4.25%)
4.75%	11/24/28[1]	$997,500	$997,500
CCRR Parent, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.76%	03/06/28[1]	2,317,108	2,309,867
Confluent Medical Technologies, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.75%)
4.25%	02/16/29[1]	1,250,000	1,234,375
CoreLogic, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.00%	06/02/28[1]	2,238,750	2,217,773
Covanta Holding Corp.,
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
3.00%	11/30/28[1]	930,314	927,406
Term Loan C, 1st Lien
(LIBOR plus 2.50%)
3.00%	11/30/28[1]	69,686	69,469
Dodge Data & Analytics, LLC,
Term Loan, 1st Lien
(SOFR plus 4.75%)
5.55%	02/23/29[1]	1,000,000	982,500
Hornblower Sub LLC,
Term Loan B, 1st Lien
(LIBOR plus 4.50%)
5.50%	04/27/25[1]	1,495,735	1,344,666
Lakeland Holdings LLC,
Term Loan, 1st Lien
(LIBOR plus 13.25%)
13.25%	09/25/27[1,6,8]	557,605	395,900
Lakeland Tours LLC,
Term Loan, 1st Lien
(LIBOR plus 7.50%)
8.75%	09/25/25[1,6,8]	490,454	444,437
Mavenir Systems, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.75%)
5.25%	08/18/28[1]	650,000	647,969
Med Parentco LP,
Term Loan, 1st Lien
(LIBOR plus 4.25%)
4.71%	08/31/26[1]	1,465,934	1,453,107
NAB Holdings, LLC,
Term Loan B
(SOFR plus 3.00%)
3.80%	11/23/28[1]	1,496,250	1,479,649
Olympus Water US Holding Corp.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.81%	11/09/28[1]	1,496,250	1,460,250

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)

Services (continued)
PowerTeam Services LLC,
Term Loan, 1st Lien
(LIBOR plus 3.25%)
4.26%	03/06/25[1]	$148,104	$138,514
Term Loan, 2nd Lien
(LIBOR plus 7.25%)
8.26%	03/06/26[1,6,8]	880,000	840,400
Pre-Paid Legal Services, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
4.25%	12/15/28[1]	2,500,000	2,473,175
Safe Fleet Holdings, LLC,
Term Loan, 1st Lien
(SOFR plus 3.75%)
4.27%	02/23/29[1]	1,000,000	989,165
SS&C Technologies, Inc.,
Term Loan B5, 1st Lien
(LIBOR plus 1.75%)
2.21%	04/16/25[1]	2,411	2,377
Technimark Holdings LLC,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
4.25%	07/07/28[1]	2,977,500	2,920,421
Trans Union LLC,
Term Loan B6
(LIBOR plus 2.25%)
2.75%	12/01/28[1]	434,234	431,700
TruGreen LP,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
4.75%	11/02/27[1]	997,475	992,906
University Support Services, LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
3.75%	02/10/29[1]	1,843,148	1,823,334
Vaco Holdings, LLC,
Term Loan B
(SOFR plus 5.00%)
5.75%	01/19/29[1]	1,995,000	1,986,272
Verscend Holding Corp.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
4.46%	08/27/25[1]	992,500	991,259
WW International, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
3.96%	04/13/28[1]	945,000	865,464

			40,192,614

Transportation — 1.98%
American Airlines, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
2.20%	01/29/27[1]	268,356	251,919

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 88

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)

Transportation (continued)
Kenan Advantage Group, Inc. (The),
Term Loan, 2nd Lien
(LIBOR plus 7.25%)
8.00%	09/01/27[1]	$2,350,000	$2,279,500
Kestrel Bidco, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.00%)
4.00%	12/11/26[1]	1,483,661	1,433,899
Ozark Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.25%	12/16/27[1]	1,984,576	1,968,759
United Air,
Term Loan B, 1st Lien
(LIBOR plus 5.25%)
6.25%	06/21/27[1]	2,000,000	2,081,940
United Airlines, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.50%	04/21/28[1]	1,732,500	1,715,054

			9,731,071

Total Bank Loans
(Cost $439,957,756)			435,662,250

CORPORATES — 6.16%*

Banking — 0.61%
Bank of America Corp.
(MTN)
(LIBOR USD 3-Month plus 0.65%)
1.17%	12/01/26[1]	2,600,000	2,504,511
HSBC Holdings PLC
(United Kingdom)
(LIBOR USD 3-Month plus 1.00%)
1.49%	05/18/24[1,2]	500,000	500,954

			3,005,465

Communications — 0.44%
Diamond Sports Group, LLC/Diamond Sports Finance Co.
5.38%	08/15/26[14]	4,353,000	1,708,553
Intelsat Jackson Holdings SA,
Class B
8.50%	10/15/24[2,6,8,14,15,16]	1,000,000	—
National CineMedia LLC
5.88%	04/15/28[14]	500,000	437,695

			2,146,248

Consumer Discretionary — 0.32%
Magallanes, Inc.
3.43%	03/15/24[14]	1,570,000	1,578,681

Energy — 0.40%
NGL Energy Operating LLC/NGL Energy Finance Corp.
7.50%	02/01/26[14]	1,500,000	1,476,181

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Energy (continued)
USA Compression Partners LP/USA Compression Finance Corp.
6.88%	09/01/27	$500,000	$502,692

			1,978,873

Finance — 0.66%
Citigroup, Inc.
(LIBOR USD 3-Month plus 0.55%)
1.05%	08/25/36[1]	1,800,000	1,526,665
Goldman Sachs Group, Inc. (The)
3.27%	09/29/25[17]	980,000	979,513
Park Aerospace Holdings Ltd.
(Cayman Islands)
4.50%	03/15/23[2,14]	750,000	755,696

			3,261,874

Food — 0.42%
Pilgrim’s Pride Corp.
3.50%	03/01/32[14]	2,350,000	2,056,720

Health Care — 1.55%
180 Medical, Inc.
3.88%	10/15/29[14]	1,000,000	947,500
Centene Corp.
3.00%	10/15/30	1,400,000	1,288,014
Cigna Corp.
(LIBOR USD 3-Month plus 0.89%)
1.13%	07/15/23[1]	2,700,000	2,720,161
Endo DAC/Endo Finance LLC/Endo Finco, Inc.
(Ireland)
6.00%	06/30/28[2,14]	650,000	379,048
Molina Healthcare, Inc.
3.88%	11/15/30[14]	500,000	483,592
Prime Healthcare Services, Inc.
7.25%	11/01/25[14]	1,250,000	1,284,375
Tenet Healthcare Corp.
4.63%	09/01/24[14]	500,000	504,039

			7,606,729

Industrials — 0.92%
Artera Services LLC
9.03%	12/04/25[14]	880,000	880,333
General Electric Co.
(MTN)
(LIBOR USD 3-Month plus 0.48%)
0.99%	08/15/36[1]	850,000	732,191
OT Merger Corp.
7.88%	10/15/29[14]	1,000,000	880,647
Sealed Air Corp.
5.25%	04/01/23[14]	1,500,000	1,520,625
Titan Acquisition Ltd./Titan Co-Borrower LLC
(Canada)
7.75%	04/15/26[2,14]	250,000	249,100
Trident TPI Holdings, Inc.
9.25%	08/01/24[14]	250,000	251,955

			4,514,851

See accompanying Notes to Financial Statements.

89 / Annual Report March 2022

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Insurance — 0.40%
Teachers Insurance & Annuity Association of
America
4.38%	09/15/54	[14,17]	$2,000,000	$1,993,402

Materials — 0.09%
EverArc Escrow SARL
(Luxembourg)
5.00%	10/30/29	[2,14]	500,000	457,813

Retail — 0.35%
Michaels Cos., Inc. (The)
7.88%	05/01/29	[14]	2,000,000	1,714,990

Total Corporates
(Cost $32,975,749)				30,315,646

Total Bonds — 94.69%
(Cost $472,933,505)				465,977,896

Issues			Shares	Value

COMMON STOCK — 0.06%

Communications — 0.06%
Intelsat Emergence SA2,6,8,15
(Luxembourg)			9,662	289,860

Total Common Stock
(Cost $323,677)

RIGHTS — 0.00%

Communications — 0.00%
Intelsat Jackson Holdings SA, Series A2,6,8,15
(Luxembourg)			1,011	—
Intelsat Jackson Holdings SA, Series B2,6,8,15
(Luxembourg)			1,011	—

				—

Total Rights
(Cost $–)				—

WARRANT — 0.01%

Entertainment — 0.01%
Cineworld Group PLC[2,15]
(United Kingdom)			229,579	49,875

Total Warrant
(Cost $–)

Issues	Maturity Date		Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS — 6.95%

Money Market Funds — 2.19%
Dreyfus Government Cash Management Fund
0.19%[18]			4,920,000	4,920,000
Fidelity Investments Money Market Funds - Government Portfolio
0.12%[18]			155,915	155,915

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS (continued)

Money Market Funds (continued)
Morgan Stanley Institutional Liquidity Funds - Government Portfolio
0.23%[18]		5,721,000	$5,721,000

			10,796,915

U.S. Treasury Bills — 4.76%
U.S. Treasury Bills
0.18%[19]	06/23/22	$3,445,000	3,441,307
0.37%[19]	07/28/22	20,000,000	19,950,833

			23,392,140

Total Short-Term Investments
(Cost $34,216,585)			34,189,055

Total Investments - 101.71%
(Cost $507,473,767)			500,506,686

Net unrealized depreciation on unfunded commitments - (0.01)%			(28,828)

Liabilities in Excess of Other Assets - (1.70)%			(8,368,829)

Net Assets - 100.00%			$492,109,029

[1]	Floating rate security. The rate disclosed was in effect at March 31, 2022.
[2]	Foreign denominated security issued by foreign domiciled entity.
[3]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $183,507, at an interest rate of 4.00% and a maturity of July 31, 2028. The investment is not accruing an unused commitment fee.

[4]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $45,711, at an interest rate of 4.00% and a maturity of September 15, 2028. The investment is not accruing an unused commitment fee.

[5]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $310,363, at an interest rate of 4.00% and a maturity of June 09, 2028. The investment is not accruing an unused commitment fee.

[6]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[7]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $280,630, at an interest rate of 0.50% and a maturity of April 01, 2029. The investment is not accruing an unused commitment fee.

[8]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $2,593,377, which is 0.53% of total net assets.
[9]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $312,128, at an interest rate of 3.75% and a maturity of December 16, 2027. The investment is not accruing an unused commitment fee.

[10]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $287,319, at an interest rate of 0.00% and a maturity of February 15, 2029. The investment is accruing an unused commitment fee of 0.63% per annum.

[11]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $340,529, at an interest rate of 3.75% and a maturity of November 18, 2027. The investment is accruing an unused commitment fee of 1.13% per annum.

[12]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $368,066, at an interest rate of 1.88% and a maturity of July 17, 2028. The investment is not accruing an unused commitment fee.

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 90

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2022

[13]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $5,116, at an interest rate of 4.50% and a maturity of November 10, 2028. The investment is accruing an unused commitment fee of 1.00% per annum.

[14]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[15]	Non-income producing security.
[16]	Security is currently in default with regard to scheduled interest or principal payments.
[17]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[18]	Represents the current yield as of March 31, 2022.
[19]	Represents annualized yield at date of purchase.
*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(EUR): Euro

(EURIBOR): Euro InterBank Offer Rate

(LIBOR): London InterBank Offer Rate

(MTN): Medium-Term Note

(SOFR): Secured Overnight Financing Rate

(USD): U.S. Dollar

Currency to be Purchased	Currency to be Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

FOREIGN CURRENCY EXCHANGE CONTRACT
EUR 646,000	USD 711,480	Goldman Sachs International	04/08/22	$7,462
USD 732,098	EUR 646,000	Goldman Sachs International	04/08/22	13,157

				20,619

USD 659,142	EUR 597,000	Goldman Sachs International	07/08/22	(7,881)

NET UNREALIZED APPRECIATION				$12,738

See accompanying Notes to Financial Statements.

91 / Annual Report March 2022

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value
BONDS – 93.24%

BANK LOANS — 11.69%*

Communications — 2.45%
CenturyLink, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
2.71%	03/15/27[1]	$909,075	$886,280
CSC Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
2.65%	07/17/25[1]	5,120,835	5,050,449
Diamond Sports Group, LLC,
Term Loan, 2nd Lien
(SOFR plus 3.25%)
3.54%	08/24/26[1]	5,498,790	1,905,688
DIRECTV Financing LLC,
Term Loan, 1st Lien
(LIBOR plus 5.00%)
5.75%	08/02/27[1]	706,700	706,838
Frontier Communications Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.81%	05/01/28[1]	3,762,000	3,711,834
GTT Communications BV,
Term Loan B, 1st Lien
(EURIBOR plus 3.25%)
3.25%	05/31/25[1]	1,235,675	1,143,730
GTT Communications, Inc.,
Term Loan B, 1st Lien
(PRIME plus 3.75%)
7.25%	05/30/25[1]	1,082,463	891,208
MacDonald Dettwiler & Associates Ltd.,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
3.21%	10/04/24[1]	1,890,818	1,865,320
National CineMedia LLC,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
5.00%	06/20/25[1]	762,996	691,466
NEP/NCP Holdco, Inc.,
Term Loan, 2nd Lien
(LIBOR plus 7.00%)
7.46%	10/19/26[1]	875,000	848,969

			17,701,782

Consumer Discretionary — 1.26%
ADMI Corp.,
Term Loan B2, 1st Lien
(LIBOR plus 3.38%)
3.88%	12/23/27[1]	1,905,750	1,876,125
Landry’s,
Term Loan, 1st Lien
(LIBOR plus 12.00%)
13.00%	10/04/23[1]	56,625	60,589
Naked Juice, LLC,
Term Loan
(SOFR plus 6.00%)
6.75%	01/24/30[1]	1,741,000	1,741,000

Issues	Maturity Date	Principal Amount	Value
BANK LOANS (continued)

Consumer Discretionary (continued)
Peraton Corp.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.50%	02/01/28[1]	$3,742,633	$3,723,920
Triton Water Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.51%	03/31/28[1]	1,712,063	1,673,234

			9,074,868

Entertainment — 0.79%
Cineworld Finance U.S., Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
4.00%	02/28/25[1]	5,143,500	3,983,204
Crown Finance U.S., Inc.,
Term Loan B1, 1st Lien
(LIBOR plus 7.00%)
7.00%	05/23/24[1]	1,479,284	1,751,110

			5,734,314

Finance — 0.14%
Auris Lux III SA,
Term Loan B, 1st Lien (Luxembourg)
(LIBOR plus 3.75%)
4.21%	02/27/26[1,2]	1,074,064	1,048,893

Food — 0.50%
Houston Foods, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
6.21%	07/20/25[1]	3,808,029	3,598,587

Health Care — 1.47%
Elanco Animal Health, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.98%	08/01/27[1]	3,641,143	3,589,657
Endo Luxembourg Finance Co.,
Term Loan B, 1st Lien
(LIBOR plus 5.00%)
5.75%	03/27/28[1]	557,495	523,756
eResearchTechnology, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.50%)
5.50%	02/04/27[1]	859,070	857,193
ICON Luxembourg SARL,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
3.31%	07/03/28[1]	1,327,542	1,322,982
Indigo Merger Sub, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
3.31%	07/03/28[1]	330,758	329,622

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 92

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value
BANK LOANS (continued)

Health Care (continued)
Phoenix Newco, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.50%)
4.00%	11/15/28[1]	$4,000,000	$3,975,720

			10,598,930

Industrials — 2.66%
Berry Global, Inc.,
Term Loan Z, 1st Lien
(LIBOR plus 1.75%)
2.07%	07/01/26[1]	2,976,676	2,939,929
Charter Next generation, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
4.50%	12/01/27[1]	2,593,800	2,582,854
Clydesdale Acquisition Holdings, Inc.,
Term Loan, 1st Lien
(SOFR plus 4.25%)
4.25%	03/30/29[1,3]	2,200,000	2,167,000
Liqui-Box Corp.,
Term Loan B, 1st Lien
(LIBOR plus 4.50%)
5.50%	02/26/27[1]	1,473,750	1,394,904
Plaze, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.76%	08/03/26[1]	2,301,406	2,226,610
Proampac PG Borrower LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.50%	11/03/25[1]	2,593,866	2,542,637
SPX FLOW, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.50%)
5.00%	03/16/29[1]	492,500	480,392
Titan Acquisition, Ltd.,
Term Loan, 1st Lien
(LIBOR plus 3.00%)
3.35%	03/28/25[1]	913,588	895,809
Transcendia Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.50%	05/30/24[1]	1,610,943	1,440,280
TransDigm, Inc.,
Term Loan E, 1st Lien
(LIBOR plus 2.25%)
2.71%	05/30/25[1]	918,850	903,919
Zep, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
5.00%	08/12/24[1]	1,708,257	1,639,926

			19,214,260

Issues	Maturity Date	Principal Amount	Value
BANK LOANS (continued)

Information Technology — 0.89%
CT Technologies Intermediate Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.25%)
5.00%	12/16/25[1]	$1,039,500	$1,033,466
RealPage, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
3.75%	04/24/28[1]	1,044,750	1,034,302
Spin Holdco, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
4.75%	03/04/28[1]	2,722,500	2,706,424
TierPoint LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.50%	05/05/26[1]	1,699,879	1,686,602

			6,460,794

Insurance — 0.27%
Acrisure LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
3.96%	02/15/27[1]	1,974,811	1,950,955

Real Estate Investment Trust (REIT) — 0.17%
Aveanna Healthcare LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.25%	07/17/28[1,4]	1,271,441	1,240,132

Retail — 0.23%
American Airlines, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.75%)
5.50%	04/20/28[1]	430,000	436,450
Tacala Investment Corp.,
Term Loan B, 2nd Lien
(LIBOR plus 7.50%)
8.25%	02/04/28[1]	1,249,500	1,235,443

			1,671,893

Services — 0.32%
PowerTeam Services LLC,
Term Loan, 2nd Lien
(LIBOR plus 7.25%)
8.26%	03/06/26[1,3,5]	2,402,000	2,293,910

Transportation — 0.54%
Kenan Advantage Group, Inc. (The),
Term Loan, 2nd Lien
(LIBOR plus 7.25%)
8.00%	09/01/27[1]	4,000,000	3,880,000

Total Bank Loans
(Cost $86,208,523)			84,469,318

See accompanying Notes to Financial Statements.

93 / Annual Report March 2022

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value
CORPORATES — 81.55%*

Automotive — 0.79%
Ford Motor Credit Co. LLC
2.90%	02/16/28	$6,347,000	$5,740,015

Banking — 0.92%
Bank of America Corp.,
Series RR
4.38%[6,7]		2,040,000	1,922,232
Bank of New York Mellon Corp. (The),
Series I
3.75%[6,7]		2,515,000	2,313,800
U.S. Bancorp
3.70%[6,7]		2,695,000	2,445,270

			6,681,302

Communications — 19.55%
Altice France SA
(France)
5.13%	01/15/29[2,8]	1,628,000	1,463,491
5.50%	10/15/29[2,8]	5,934,000	5,336,611
AT&T, Inc.
3.55%	09/15/55	3,879,000	3,411,342
4.50%	05/15/35	4,043,000	4,258,979
Cable One, Inc.
4.00%	11/15/30[8]	5,301,000	4,903,425
CCO Holdings LLC/CCO Holdings Capital Corp.
4.25%	02/01/31[8]	644,000	587,690
CCO Holdings, LLC/CCO Holdings Capital Corp.
4.25%	01/15/34[8]	2,905,000	2,527,350
4.50%	06/01/33[8]	500,000	449,170
4.75%	02/01/32[8]	4,533,000	4,228,744
Charter Communications Operating, LLC/Charter
Communications Operating Capital
5.25%	04/01/53	1,200,000	1,211,373
CommScope, Inc.
4.75%	09/01/29[8]	7,200,000	6,678,000
CSC Holdings LLC
3.38%	02/15/31[8]	4,600,000	3,881,834
4.13%	12/01/30[8]	3,100,000	2,733,641
4.50%	11/15/31[8]	8,900,000	7,984,492
6.50%	02/01/29[8]	2,141,000	2,162,132
Diamond Sports Group LLC/Diamond Sports Finance Co.
6.63%	08/15/27[8]	5,004,000	1,043,084
Diamond Sports Group, LLC/Diamond Sports Finance Co.
5.38%	08/15/26[8]	6,975,000	2,737,687
DIRECTV Financing LLC/DIRECTV Financing Co. Obligor, Inc.
5.88%	08/15/27[8]	3,859,000	3,807,770
DISH DBS Corp.
5.25%	12/01/26[8]	3,396,000	3,241,057
7.38%	07/01/28	2,552,000	2,424,784
DISH Network Corp.
3.38%	08/15/26	5,120,000	4,618,240
Gray Escrow II, Inc.
5.38%	11/15/31[8]	4,546,000	4,350,763

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)

Communications (continued)
Intelsat Jackson Holdings SA
(Luxembourg)
6.50%	03/15/30[2,8]		$5,643,000	$5,643,193
Intelsat Jackson Holdings SA, Class B
8.50%	10/15/24[2,3,5,8,9,10]		2,853,000	—
Intelsat Jackson Holdings SA, Class B
(Luxembourg)
5.50%	08/01/23[2,3,5,9,10]		6,350,000	—
9.75%	07/15/25[2,3,5,8,9,10]		4,051,000	—
Level 3 Financing, Inc.
3.63%	01/15/29[8]		4,850,000	4,248,365
3.75%	07/15/29[8]		8,380,000	7,437,166
3.88%	11/15/29[8]		3,000,000	2,766,315
Lumen Technologies, Inc.
4.00%	02/15/27[8]		1,956,000	1,825,134
5.38%	06/15/29[8]		6,808,000	6,072,463
National CineMedia LLC
5.75%	08/15/26		4,896,000	3,531,240
5.88%	04/15/28[8]		3,986,000	3,489,305
Outfront Media Capital LLC/Outfront Media Capital Corp.
4.63%	03/15/30[8]		445,000	421,081
Scripps Escrow II, Inc.
5.38%	01/15/31[8]		3,358,000	3,223,680
SES GLOBAL Americas Holdings GP
5.30%	03/25/44[8]		2,516,000	2,447,781
Sinclair Television Group, Inc.
4.13%	12/01/30[8]		6,970,000	6,227,695
Sirius XM Radio, Inc.
3.88%	09/01/31[8]		5,091,000	4,641,337
5.50%	07/01/29[8]		362,000	367,572
Sprint Corp.
7.88%	09/15/23		100,000	106,374
T-Mobile USA, Inc.
2.63%	02/15/29		777,000	711,134
Vmed O2 UK Financing I PLC
(United Kingdom)
4.75%	07/15/31[2,8]		3,613,000	3,410,654
VZ Secured Financing BV
(Netherlands)
5.00%	01/15/32[2,8]		4,184,000	3,919,637
Zayo Group Holdings, Inc.
4.00%	03/01/27[8]		7,333,000	6,761,173

				141,292,958

Consumer Discretionary — 2.68%
BAT Capital Corp.
5.28%	04/02/50		1,763,000	1,750,444
Everi Holdings, Inc.
5.00%	07/15/29[8]		2,029,000	1,927,793
Magallanes, Inc.
5.14%	03/15/52[8]		7,500,000	7,682,844
Primo Water Holdings, Inc.
4.38%	04/30/29	[8]	2,942,000	2,666,614

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 94

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)

Consumer Discretionary (continued)
Spectrum Brands, Inc.
5.50%	07/15/30[8]	$1,634,000	$1,570,928
Triton Water Holdings, Inc.
6.25%	04/01/29[8]	4,366,000	3,776,590

			19,375,213

Electric — 0.57%
FirstEnergy Corp.,
Series B
2.25%	09/01/30	225,000	199,775
FirstEnergy Corp.,
Series C
5.35%	07/15/47	148,000	155,594
Jersey Central Power & Light Co.
2.75%	03/01/32[8]	800,000	745,976
Pike Corp.
5.50%	09/01/28[8]	3,157,000	2,980,934

			4,082,279

Energy — 8.60%
Archrock Partners LP/Archrock Partners Finance Corp.
6.25%	04/01/28[8]	5,267,000	5,207,746
Energy Transfer LP
5.00%	05/15/50	840,000	852,468
5.35%	05/15/45	820,000	847,951
5.40%	10/01/47	500,000	523,380
Energy Transfer LP,
Series B
6.63%[6,7]		6,154,000	5,530,907
Global Partners LP/GLP Finance Corp.
6.88%	01/15/29	4,247,000	4,201,897
Hess Corp.
5.60%	02/15/41	1,047,000	1,179,226
NGL Energy Operating LLC/NGL Energy Finance Corp.
7.50%	02/01/26[8]	5,270,000	5,186,315
Occidental Petroleum Corp.
0.00%	10/10/36[11]	19,685,000	10,598,404
4.40%	04/15/46	1,000,000	951,550
4.40%	08/15/49	4,300,000	4,061,885
Petroleos Mexicanos
(Mexico)
6.75%	09/21/47[2]	524,000	426,913
7.69%	01/23/50[2]	425,000	371,960
Rockies Express Pipeline LLC
4.80%	05/15/30[8]	650,000	622,375
6.88%	04/15/40[8]	2,984,000	2,961,620
Ruby Pipeline LLC
8.00%	04/01/22[3,5,8]	4,309,545	4,007,877
SM Energy Co.
6.50%	07/15/28	1,907,000	1,970,421
TransMontaigne Partners LP/TLP Finance Corp.
6.13%	02/15/26	2,389,000	2,353,165
Transocean Sentry Ltd.
(Cayman Islands)
5.38%	05/15/23[2,8]	1,521,348	1,483,314

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)

Energy (continued)
USA Compression Partners LP/USA Compression Finance Corp.
6.88%	04/01/26	$1,289,000	$1,302,767
6.88%	09/01/27	1,385,000	1,392,458
Valaris Ltd.,
Series 1145, PIK
(Bermuda)
8.25%	04/30/28[2,12]	111,000	115,153
Venture Global Calcasieu Pass LLC
4.13%	08/15/31[8]	6,089,000	5,986,506

			62,136,258

Entertainment — 0.71%
Cinemark USA, Inc.
5.25%	07/15/28[8]	2,980,000	2,792,260
WMG Acquisition Corp.
3.75%	12/01/29[8]	2,502,000	2,351,330

			5,143,590

Finance — 1.66%
American Express Co.,
Series D
3.55%[6,7]		2,150,000	1,953,745
Avolon Holdings Funding Ltd.
(Cayman Islands)
2.53%	11/18/27[2,8]	2,083,000	1,843,725
Charles Schwab Corp. (The)
5.00%[6,7]		2,430,000	2,427,084
Citigroup, Inc.
3.79%	03/17/33[7]	1,950,000	1,939,387
Jane Street Group/JSG Finance, Inc.
4.50%	11/15/29[8]	3,244,000	3,077,692
JPMorgan Chase & Co.,
Series KK
3.65%[6,7]		805,000	754,687

			11,996,320

Food — 6.93%
Chobani LLC/Chobani Finance Corp, Inc.
4.63%	11/15/28[8]	2,330,000	2,153,770
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
(Canada)
3.75%	12/01/31[2,8]	4,491,000	4,153,205
4.38%	02/02/52[2,8]	8,350,000	7,280,252
5.50%	01/15/30[2,8]	5,250,000	5,378,205
Kraft Heinz Foods Co.
4.25%	03/01/31	850,000	877,708
4.38%	06/01/46	1,643,000	1,630,791
5.00%	06/04/42	700,000	748,545
5.20%	07/15/45	6,650,000	7,206,937
Lamb Weston Holdings, Inc.
4.13%	01/31/30[8]	1,150,000	1,077,263
Nathan’s Famous, Inc.
6.63%	11/01/25[8]	512,000	517,120

See accompanying Notes to Financial Statements.

95 / Annual Report March 2022

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)

Food (continued)
Pilgrim’s Pride Corp.
3.50%	03/01/32[8]	$8,331,000	$7,291,292
Post Holdings, Inc.
4.50%	09/15/31[8]	5,941,000	5,270,409
4.63%	04/15/30[8]	3,350,000	3,022,035
5.50%	12/15/29[8]	1,565,000	1,508,237
Simmons Foods, Inc./Simmons Prepared Foods, Inc./
Simmons Pet Food, Inc./Simmons Feed
4.63%	03/01/29[8]	2,077,000	1,949,926

			50,065,695

Gaming — 1.32%
Boyd Gaming Corp.
4.75%	06/15/31[8]	1,619,000	1,561,280
Caesars Entertainment, Inc.
4.63%	10/15/29[8]	3,037,000	2,850,863
CDI Escrow Issuer, Inc.
5.75%	04/01/30[8]	3,600,000	3,641,076
Penn National Gaming, Inc.
4.13%	07/01/29[8]	1,665,000	1,494,337

			9,547,556

Health Care — 11.75%
180 Medical, Inc.
3.88%	10/15/29[8]	3,775,000	3,576,812
Bausch Health Cos., Inc.
(Canada)
5.25%	02/15/31[2,8]	4,996,000	3,895,381
Cano Health LLC
6.25%	10/01/28[8]	2,192,000	2,108,496
Centene Corp.
2.45%	07/15/28	7,675,000	7,019,001
3.00%	10/15/30	140,000	128,802
Embecta Corp.
6.75%	02/15/30[8]	4,500,000	4,519,430
Encompass Health Corp.
4.63%	04/01/31	4,106,000	3,857,941
Endo DAC/Endo Finance LLC/Endo Finco, Inc.
(Ireland)
6.00%	06/30/28[2,8]	11,836,000	6,902,163
9.50%	07/31/27[2,8]	542,000	477,316
Grifols Escrow Issuer SA
(Spain)
4.75%	10/15/28[2,8]	4,140,000	3,925,320
HCA, Inc.
4.63%	03/15/52[8]	4,000,000	4,055,531
5.63%	09/01/28	1,088,000	1,177,760
5.88%	02/01/29	5,249,000	5,773,900
7.69%	06/15/25	1,650,000	1,823,250
HCA, Inc.
(MTN)
7.58%	09/15/25	1,650,000	1,829,811
ModivCare Escrow Issuer, Inc.
5.00%	10/01/29[8]	5,639,000	5,261,602
Molina Healthcare, Inc.
3.88%	11/15/30[8]	7,845,000	7,587,565

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)

Health Care (continued)
3.88%	05/15/32[8]	$3,213,000	$3,062,343
4.38%	06/15/28[8]	6,079,000	6,018,171
Mozart Debt Merger Sub, Inc.
3.88%	04/01/29[8]	1,670,000	1,546,357
Option Care Health, Inc.
4.38%	10/31/29[8]	1,637,000	1,543,403
Owens & Minor, Inc.
6.63%	04/01/30[8]	2,056,000	2,116,469
Par Pharmaceutical, Inc.
7.50%	04/01/27[8]	244,000	228,477
Prime Healthcare Services, Inc.
7.25%	11/01/25[8]	3,833,000	3,938,407
Teleflex, Inc.
4.25%	06/01/28[8]	2,609,000	2,545,432

			84,919,140

Industrials — 4.67%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
(Canada)
5.25%	08/15/27[2,8]	7,861,000	7,296,743
Artera Services LLC
9.03%	12/04/25[8]	3,484,000	3,485,318
Ball Corp.
3.13%	09/15/31	3,091,000	2,761,692
Clydesdale Acquisition Holdings, Inc.
6.63%	04/15/29[8]	2,000,000	2,022,500
Energizer Holdings, Inc.
4.38%	03/31/29[8]	4,150,000	3,643,078
General Electric Co.
(MTN)
(LIBOR USD 3-Month plus 0.48%)
0.99%	08/15/36[1]	1,300,000	1,119,822
Graham Packaging Co., Inc.
7.13%	08/15/28[8]	3,286,000	3,000,072
OT Merger Corp.
7.88%	10/15/29[8]	5,907,000	5,201,981
Ritchie Bros Holdings, Inc.
4.75%	12/15/31[8]	1,412,000	1,378,183
TransDigm, Inc.
4.63%	01/15/29	1,645,000	1,540,539
Trivium Packaging Finance BV
(Netherlands)
8.50%	08/15/27[2,8]	2,295,000	2,306,475

			33,756,403

Information Technology — 1.48%
Booz Allen Hamilton, Inc.
4.00%	07/01/29[8]	2,816,000	2,752,556
Clarivate Science Holdings Corp.
3.88%	07/01/28[8]	500,000	476,500
MSCI, Inc.
3.63%	09/01/30[8]	2,020,000	1,897,790
NCR Corp.
5.13%	04/15/29[8]	2,403,000	2,313,727
5.25%	10/01/30[8]	1,588,000	1,508,092

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 96

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)

Information Technology (continued)
Science Applications International Corp.
4.88%	04/01/28[8]	$1,795,000	$1,780,458

			10,729,123

Insurance — 2.27%
Acrisure LLC/Acrisure Finance, Inc.
4.25%	02/15/29[8]	4,246,000	3,863,024
6.00%	08/01/29[8]	2,619,000	2,426,765
Alliant Holdings Intermediate, LLC/Alliant Holdings Co.-Issuer
5.88%	11/01/29[8]	1,810,000	1,748,912
AmWINS Group, Inc.
4.88%	06/30/29[8]	3,261,000	3,117,926
AssuredPartners, Inc.
5.63%	01/15/29[8]	1,630,000	1,503,390
Berkshire Hathaway Finance Corp.
3.85%	03/15/52	1,950,000	1,995,385
HUB International Ltd.
5.63%	12/01/29[8]	1,810,000	1,765,737

			16,421,139

Materials — 4.59%
Allegheny Technologies, Inc.
5.13%	10/01/31	1,968,000	1,852,380
ASP Unifrax Holdings, Inc.
5.25%	09/30/28[8]	6,050,000	5,627,892
7.50%	09/30/29[8]	3,409,000	3,039,197
Axalta Coating Systems, LLC
3.38%	02/15/29[8]	4,340,000	3,819,803
Carpenter Technology Corp.
7.63%	03/15/30	2,914,000	2,983,604
Clearwater Paper Corp.
4.75%	08/15/28[8]	2,671,000	2,482,834
EverArc Escrow SARL
(Luxembourg)
5.00%	10/30/29[2,8]	6,251,000	5,723,572
Herens Holdco SARL
(Luxembourg)
4.75%	05/15/28[2,8]	3,474,000	3,126,989
SCIL IV LLC/SCIL USA Holdings LLC
5.38%	11/01/26[8]	1,189,000	1,095,472
Valvoline, Inc.
3.63%	06/15/31[8]	2,449,000	2,120,075
WR Grace Holdings, LLC
5.63%	08/15/29[8]	1,360,000	1,275,136

			33,146,954

Real Estate Investment Trust (REIT) — 2.19%
American Assets Trust LP
3.38%	02/01/31	4,056,000	3,816,872
CyrusOne LP/CyrusOne Finance Corp.
1.45%	01/22/27	1,750,000	2,017,007
2.15%	11/01/30	2,178,000	2,176,007
GLP Capital LP/GLP Financing II, Inc.
5.75%	06/01/28	1,650,000	1,778,524
Iron Mountain Information Management Services, Inc.
5.00%	07/15/32[8]	1,926,000	1,812,462

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)

Real Estate Investment Trust (REIT) (continued)
Iron Mountain, Inc.
4.50%	02/15/31[8]	$1,257,000	$1,165,616
MGM Growth Properties Operating Partnership LP/MGP
Finance Co.-Issuer, Inc.
4.63%	06/15/25[8]	2,990,000	3,027,901

			15,794,389

Retail — 3.85%
1011778 BC ULC/New Red Finance, Inc.
(Canada)
4.00%	10/15/30[2,8]	3,000,000	2,713,920
Asbury Automotive Group, Inc.
5.00%	02/15/32[8]	2,843,000	2,648,399
Fertitta Entertainment, LLC/Fertitta Entertainment Finance Co., Inc.
6.75%	01/15/30[8]	7,419,000	6,844,028
FirstCash, Inc.
4.63%	09/01/28[8]	1,250,000	1,165,000
5.63%	01/01/30[8]	4,168,000	4,010,171
Michaels Cos., Inc. (The)
7.88%	05/01/29[8]	7,031,000	6,029,047
Sonic Automotive, Inc.
4.88%	11/15/31[8]	4,973,000	4,437,938

			27,848,503

Services — 5.73%
Adtalem Global Education, Inc.
5.50%	03/01/28[8]	3,471,000	3,362,253
Allied Universal Holdco LLC/Allied Universal Finance Corp./ Atlas Luxco 4 SARL
(Canada)
4.63%	06/01/28[2,8]	2,908,000	2,734,234
Carriage Services, Inc.
4.25%	05/15/29[8]	2,100,000	1,962,564
Gartner, Inc.
3.63%	06/15/29[8]	2,071,000	1,963,020
GFL Environmental, Inc.
(Canada)
4.00%	08/01/28[2,8]	3,600,000	3,298,500
4.38%	08/15/29[2,8]	2,795,000	2,587,038
HealthEquity, Inc.
4.50%	10/01/29[8]	2,518,000	2,401,031
Hertz Corp. (The)
4.63%	12/01/26[8]	976,000	913,995
5.00%	12/01/29[8]	1,864,000	1,699,502
Prime Security Services Borrower LLC/Prime Finance, Inc.
3.38%	08/31/27[8]	5,503,000	5,053,147
Rent-A-Center, Inc.
6.38%	02/15/29[8]	5,651,000	5,190,104
WASH Multifamily Acquisition, Inc.
5.75%	04/15/26[8]	1,594,000	1,603,813
Waste Pro USA, Inc.
5.50%	02/15/26[8]	7,080,000	6,698,990
WW International, Inc.
4.50%	04/15/29[8]	2,410,000	1,960,161

			41,428,352

See accompanying Notes to Financial Statements.

97 / Annual Report March 2022

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)

Transportation — 1.29%
American Airlines, Inc./AAdvantage Loyalty IP Ltd. (Canada)
5.75%	04/20/29[2,8]	$2,658,000	$2,658,000
Continental Airlines Pass-Through Trust,
Series 2007-1, Class B
6.90%	04/19/22	100,147	100,149
Delta Air Lines, Inc./SkyMiles IP Ltd.
(Canada)
4.75%	10/20/28[2,8]	1,880,000	1,897,679
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd.
6.50%	06/20/27[8]	2,211,000	2,304,613
U.S. Airways Pass-Through Trust,
Series 2010-1, Class A
6.25%	04/22/23	805,321	810,159
U.S. Airways Pass-Through Trust,
Series 2012-1, Class A
5.90%	10/01/24	1,457,507	1,520,360

			9,290,960

Total Corporates
(Cost $616,595,583)			589,396,149

Total Bonds — 93.24%
(Cost $702,804,106)			673,865,467

Issues		Shares	Value
COMMON STOCK — 1.09%

Communications — 0.52%
Intelsat Emergence SA2,3,5,9
(Luxembourg)		125,435	3,763,050

Electric — 0.00%
Homer City Holdings LLC†,3,5,9,10,13		502,908	—

Energy — 0.11%
Valaris Ltd.[9]		15,493	805,171

Transportation — 0.46%
Hertz Global Holdings, Inc.[9]		150,000	3,322,500

Total Common Stock
(Cost $33,622,933)			7,890,721

RIGHTS — 0.00%

Communications — 0.00%
Intelsat Jackson Holdings SA, Series
A2,3,5,9
(Luxembourg)		13,135	—
Intelsat Jackson Holdings SA, Series
B2,3,5,9
(Luxembourg)		13,135	—

			—

Total Rights
(Cost $–)			—

Issues		Shares	Value
WARRANT — 0.01%

Communications — 0.00%
Intelsat Jackson Holdings SA,[2,3,5,9]
(Luxembourg)		16	$51

Entertainment — 0.01%
Cineworld Group PLC[2,9]
(United Kingdom)		288,340	62,641

Total Warrant
(Cost $60)			62,692

Issues	Maturity Date	Principal Amount/Shares	Value
SHORT-TERM INVESTMENTS — 4.33%

Money Market Funds — 4.33%
Dreyfus Government Cash Management Fund
0.19%[14]		9,176,000	9,176,000
Fidelity Investments Money Market Funds - Government Portfolio
0.12%[14]		49,239	49,239
Morgan Stanley Institutional Liquidity Funds - Government Portfolio
0.23%[14]		22,067,000	22,067,000

Total Short-Term Investments
(Cost $31,292,239)			31,292,239

Total Investments - 98.67%
(Cost $767,719,338)			713,111,119

Net unrealized depreciation on unfunded commitments - 0.00%			(5,832)

Cash and Other Assets, Less Liabilities - 1.33%			9,603,925

Net Assets - 100.00%			$722,709,212

[1]	Floating rate security. The rate disclosed was in effect at March 31, 2022.
[2]	Foreign denominated security issued by foreign domiciled entity.
[3]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[4]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $289,852, at an interest rate of 1.88% and a maturity of July 17, 2028. The investment is not accruing an unused commitment fee.

[5]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $10,064,888, which is 1.39% of total net assets.
[6]	Perpetual security with no stated maturity date.
[7]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[8]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[9]	Non-income producing security.
[10]	Security is currently in default with regard to scheduled interest or principal payments.
[11]	Zero coupon bond. The rate shown is the effective yield as of March 31, 2022.
[12]	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer - 8.25% cash or 12.00% payment-in-kind interest.
[13]	Affiliated investment.
[14]	Represents the current yield as of March 31, 2022.

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 98

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2022

†

Fair valued security. The aggregate value of fair valued securities is $0, which is 0.00% of total net assets. Fair valued securities were not valued utilizing an independent quote but were valued pursuant to guidelines established by the Board of Trustees. See Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(EUR): Euro

(EURIBOR): Euro InterBank Offer Rate

(LIBOR): London InterBank Offer Rate

(MTN): Medium-Term Note

(PIK): Payment In Kind

(SOFR): Secured Overnight Financing Rate

(USD): U.S. Dollar

Currency to be Purchased	Currency to be Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
FOREIGN CURRENCY EXCHANGE CONTRACT
EUR 2,940,000	USD 3,236,181	Goldman Sachs International	04/08/22	$35,784
USD 3,331,608	EUR 2,940,000	Goldman Sachs International	04/08/22	59,643

				95,427

USD 3,138,928	EUR 2,843,000	Goldman Sachs International	07/08/22	(37,530)

NET UNREALIZED APPRECIATION				$57,897

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation
FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Ten-Year Ultra Bond	167	06/21/22	$(22,623,281)	$794,318	$794,318
U.S. Treasury Ultra Bond	144	06/21/22	(25,506,000)	813,344	813,344
U.S. Treasury Five-Year Note	55	06/30/22	(6,307,813)	103,874	103,874

TOTAL FUTURES CONTRACTS			$(54,437,094)	$1,711,536	$1,711,536

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Implied Credit Spread at 03/31/22[1]	Counterparty	Expiration Date	Notional Amount (000’s)[2]	Value[3]	Premiums Paid	Unrealized Appreciation
SWAPS: CREDIT DEFAULT (SALES) - SINGLE ISSUES OTC[4]
1011778 BC ULC/New Red				Credit Suisse
Finance, Inc., 4.00%, due				First Boston
10/15/30[5]	5.00%	3 Months	120	International	06/20/23	$1,985	$94,040	$79,698	$14,342
Berry Global, Inc., 5.63%, due				Credit Suisse First Boston
07/15/27	5.00%	3 Months	175	International	12/20/23	3,995	222,693	211,335	11,358

TOTAL							$316,733	$291,033	$25,700

[1]

An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swaps on corporate issues as of year end serve as an indicator of the current status of the payment performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

[2]

The maximum potential amount for the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices are resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of year end. Increasing values (buy protection) or decreasing values (sell protection), when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

See accompanying Notes to Financial Statements.

99 / Annual Report March 2022

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2022

[4]

If the Fund is a seller of protection and credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection the amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

[5]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 100

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value
BONDS – 103.59%

ASSET-BACKED SECURITIES — 6.83%**
Academic Loan Funding Trust,
Series 2012-1A, Class A2
(LIBOR USD 1-Month plus 1.10%)
1.56%	12/27/44[1,2]	$535,209	$531,889
AIG CLO Ltd.,
Series 2019-2A, Class BR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.60%)
1.86%	10/25/33[1,2,3]	2,200,000	2,173,050
AMMC CLO 19 Ltd.,
Series 2016-19A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.14%)
1.38%	10/16/28[1,2,3]	397,289	396,546
Barings CLO Ltd.,
Series 2013-IA, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.80%)
1.05%	01/20/28[1,2,3]	1,004,400	999,036
Bayview Commercial Asset Trust,
Series 2004-3, Class A1
(LIBOR USD 1-Month plus 0.56%)
1.01%	01/25/35[1,2]	223,629	222,338
Brazos Higher Education Authority, Inc.,
Series 2010-1, Class A2
(LIBOR USD 3-Month plus 1.20%)
1.70%	02/25/35[2]	650,000	654,032
Brazos Higher Education Authority, Inc.,
Series 2011-1, Class A2
(LIBOR USD 3-Month plus 0.80%)
1.30%	02/25/30[2]	11,078	11,083
Brazos Higher Education Authority, Inc.,
Series 2011-2, Class A3
(LIBOR USD 3-Month plus 1.00%)
1.26%	10/27/36[2]	1,030,000	1,023,583
Cedar Funding XII CLO Ltd.,
Series 2020-12A, Class A1R
(Cayman Islands)
(LIBOR USD 3-Month plus 1.13%)
1.39%	10/25/34[1,2,3]	2,000,000	1,981,914
CIT Education Loan Trust,
Series 2007-1, Class A
(LIBOR USD 3-Month plus 0.09%)
1.06%	03/25/42[1,2]	198,765	190,478
CoreVest American Finance Trust,
Series 2019-1, Class XA (IO)
2.16%	03/15/52[1,4]	3,566,330	149,192
Dryden XXVI Senior Loan Fund,
Series 2013-26A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.90%)
1.14%	04/15/29[1,2,3]	1,711,707	1,702,173
Educational Funding of the South, Inc.,
Series 2011-1, Class A2
(LIBOR USD 3-Month plus 0.65%)
0.91%	04/25/35[2]	153,942	153,382

Issues	Maturity Date	Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Global SC Finance II SRL,
Series 2014-1A, Class A2
(Barbados)
3.09%	07/17/29[1,3]	$388,902	$383,213
GPMT Ltd.,
Series 2021-FL4, Class AS
(Cayman Islands)
(LIBOR USD 1-Month plus 1.70%)
2.15%	12/15/36[1,2,3]	2,380,000	2,356,505
Higher Education Funding I,
Series 2014-1, Class A
(LIBOR USD 3-Month plus 1.05%)
1.55%	05/25/34[1,2]	483,015	483,571
J.G. Wentworth XXX LLC,
Series 2013-3A, Class A
4.08%	01/17/73[1]	369,052	382,813
J.G. Wentworth XXXII LLC,
Series 2014-2A, Class A
3.61%	01/17/73[1]	697,807	707,696
LCM XVIII LP,
Series 19A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.24%)
1.48%	07/15/27[1,2,3]	19,070	19,040
LCM XX LP,
Series 20A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.04%)
1.29%	10/20/27[1,2,3]	733,094	730,337
Navient Student Loan Trust,
Series 2014-1, Class A3
(LIBOR USD 1-Month plus 0.51%)
0.97%	06/25/31[2]	564,957	554,325
Navient Student Loan Trust,
Series 2014-3, Class A
(LIBOR USD 1-Month plus 0.62%)
1.08%	03/25/83[2]	1,503,282	1,478,257
Navient Student Loan Trust,
Series 2014-4, Class A
(LIBOR USD 1-Month plus 0.62%)
1.08%	03/25/83[2]	1,343,644	1,321,298
Navient Student Loan Trust,
Series 2016-2A, Class A3
(LIBOR USD 1-Month plus 1.50%)
1.96%	06/25/65[1,2]	1,640,000	1,657,866
Nelnet Student Loan Trust,
Series 2014-4A, Class A2
(LIBOR USD 1-Month plus 0.95%)
1.41%	11/25/48[1,2]	1,370,000	1,364,975
Neuberger Berman CLO XX Ltd.,
Series 2015-20A, Class ARR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.16%)
1.40%	07/15/34[1,2,3]	2,140,000	2,117,209

See accompanying Notes to Financial Statements.

101 / Annual Report March 2022

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
OCP CLO Ltd.,
Series 2020-19A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.15%)
1.40%	10/20/34[1,2,3]	$1,850,000	$1,831,439
Octagon Investment Partners 46 Ltd.,
Series 2020-2A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.16%)
1.40%	07/15/36[1,2,3]	2,000,000	1,983,350
Recette CLO Ltd.,
Series 2015-1A, Class ARR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.08%)
1.33%	04/20/34[1,2,3]	1,875,000	1,850,625
Regata XII Funding Ltd.,
Series 2019-1A, Class BR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.60%)
1.84%	10/15/32[1,2,3]	2,100,000	2,078,937
Rockford Tower CLO Ltd.,
Series 2019-2A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.10%)
1.58%	08/20/32[1,2,3]	2,000,000	1,983,596
Skyline Aircraft Finance LLC,
Series 2021-1, Class A
3.23%	05/10/37[5,6]	2,162,834	2,041,174
SLC Student Loan Trust,
Series 2004-1, Class B
(LIBOR USD 3-Month plus 0.29%)
0.80%	08/15/31[2]	107,526	100,063
SLC Student Loan Trust,
Series 2008-1, Class A4A
(LIBOR USD 3-Month plus 1.60%)
2.43%	12/15/32[2]	221,967	224,785
SLM Student Loan Trust,
Series 2004-2, Class B
(LIBOR USD 3-Month plus 0.47%)
0.73%	07/25/39[2]	141,280	135,184
SLM Student Loan Trust,
Series 2006-8, Class A6
(LIBOR USD 3-Month plus 0.16%)
0.42%	01/25/41[2]	961,295	921,242
SLM Student Loan Trust,
Series 2008-2, Class A3
(LIBOR USD 3-Month plus 0.75%)
1.01%	04/25/23[2]	3,247,124	3,192,275
SLM Student Loan Trust,
Series 2008-2, Class B
(LIBOR USD 3-Month plus 1.20%)
1.46%	01/25/83[2]	185,000	176,020
SLM Student Loan Trust,
Series 2008-3, Class B
(LIBOR USD 3-Month plus 1.20%)
1.46%	04/26/83[2]	185,000	170,362

Issues	Maturity Date	Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust,
Series 2008-4, Class B
(LIBOR USD 3-Month plus 1.85%)
2.11%	04/25/73[2]	$185,000	$184,101
SLM Student Loan Trust,
Series 2008-5, Class B
(LIBOR USD 3-Month plus 1.85%)
2.11%	07/25/73[2]	2,235,000	2,232,239
SLM Student Loan Trust,
Series 2008-6, Class A4
(LIBOR USD 3-Month plus 1.10%)
1.36%	07/25/23[2]	1,704,812	1,684,574
SLM Student Loan Trust,
Series 2008-6, Class B
(LIBOR USD 3-Month plus 1.85%)
2.11%	07/26/83[2]	185,000	180,991
SLM Student Loan Trust,
Series 2008-7, Class B
(LIBOR USD 3-Month plus 1.85%)
2.11%	07/26/83[2]	185,000	184,079
SLM Student Loan Trust,
Series 2008-8, Class B
(LIBOR USD 3-Month plus 2.25%)
2.51%	10/25/75[2]	185,000	185,409
SLM Student Loan Trust,
Series 2008-9, Class A
(LIBOR USD 3-Month plus 1.50%)
1.76%	04/25/23[2]	588,075	588,103
SLM Student Loan Trust,
Series 2008-9, Class B
(LIBOR USD 3-Month plus 2.25%)
2.51%	10/25/83[2]	1,885,000	1,893,438
SLM Student Loan Trust,
Series 2009-3, Class A
(LIBOR USD 1-Month plus 0.75%)
1.21%	01/25/45[1,2]	2,612,300	2,587,906
SLM Student Loan Trust,
Series 2011-2, Class A2
(LIBOR USD 1-Month plus 1.20%)
1.66%	10/25/34[2]	471,264	473,222
SLM Student Loan Trust,
Series 2012-7, Class A3
(LIBOR USD 1-Month plus 0.65%)
1.11%	05/26/26[2]	567,239	555,176
Structured Receivables Finance LLC,
Series 2010-A, Class B
7.61%	01/16/46[1]	446,445	474,243
Student Loan Consolidation Center Student Loan Trust I,
Series 2002-2, Class B2
(28 Day Auction Rate plus 0.00%)
1.61%	07/01/42[1,2]	500,000	460,669
Treman Park CLO Ltd.,
Series 2015-1A, Class ARR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.07%)
1.32%	10/20/28[1,2,3]	24,562	24,487

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 102

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Vantage Data Centers Issuer LLC,
Series 2018-2A, Class A2
4.20%	11/16/43[1]	$2,030,000	$2,043,069

Total Asset-Backed Securities
(Cost $55,114,204)			54,186,559

BANK LOANS — 1.45%*

Automotive — 0.02%
Clarios Global LP,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
3.71%	04/30/26[2]	169,042	167,182

Communications — 0.39%
CenturyLink, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
2.71%	03/15/27[2]	566,551	552,345
Charter Communications Operating LLC,
Term Loan B2, 1st Lien
(LIBOR plus 1.75%)
2.21%	02/01/27[2]	97,744	97,059
CSC Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
2.65%	07/17/25[2]	148,057	146,022
Term Loan B5, 1st Lien
(LIBOR plus 2.50%)
2.90%	04/15/27[2]	98,741	97,210
Diamond Sports Group, LLC,
Term Loan, 1st Lien
(LIBOR plus 8.00%)
9.00%	05/25/26[2]	116,686	118,688
DIRECTV Financing LLC,
Term Loan, 1st Lien
(LIBOR plus 5.00%)
5.75%	08/02/27[2]	391,550	391,626
Level 3 Parent LLC,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
2.21%	03/01/27[2]	1,275,000	1,252,987
Zayo Group Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.00%)
3.46%	03/09/27[2]	445,395	434,075

			3,090,012

Consumer Discretionary — 0.01%
Naked Juice, LLC,
Term Loan
(SOFR plus 3.25%)
4.00%	01/24/29[2]	89,362	88,086

Electric — 0.02%
Vistra Operations Co., LLC,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
2.19%	12/31/25[2]	26,579	26,347

Issues	Maturity Date	Principal Amount	Value
BANK LOANS (continued)

Electric (continued)
2.21%	12/31/25[2]	$109,969	$109,007

			135,354

Finance — 0.11%
Mozart Borrower, LP,
Term Loan B
(LIBOR plus 3.25%)
3.75%	10/23/28[2]	100,000	99,118
Setanta Aircraft Leasing DAC,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
3.01%	11/05/28[2]	800,000	789,336

			888,454

Food — 0.04%
Hostess Brands LLC,
Term Loan, 1st Lien
(LIBOR plus 2.25%)
3.00%	08/03/25[2]	293,233	289,961

Gaming — 0.01%
Caesars Resort Collection LLC,
Term Loan, 1st Lien
(LIBOR plus 2.75%)
3.21%	12/23/24[2]	1,061	1,057
Churchill Downs, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
2.46%	12/27/24[2]	52,927	52,357

			53,414

Health Care — 0.44%
Avantor Funding, Inc.,
Term Loan B5, 1st Lien
(LIBOR plus 2.25%)
2.75%	11/08/27[2]	603,915	600,141
Avolon TLB Borrower 1 U.S. LLC,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
2.50%	01/15/25[2]	52,744	52,005
Change Healthcare Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
3.50%	03/01/24[2]	298,808	297,575
Elanco Animal Health, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.98%	08/01/27[2]	897,299	884,611
Endo Luxembourg Finance Co.,
Term Loan B, 1st Lien
(LIBOR plus 5.00%)
5.75%	03/27/28[2]	856,581	804,740
Grifols Worldwide Operations USA, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
2.46%	11/15/27[2]	92,556	91,133

See accompanying Notes to Financial Statements.

103 / Annual Report March 2022

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value
BANK LOANS (continued)

Health Care (continued)
Horizon Therapeutics USA, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
2.25%	03/15/28[2]	$381,150	$377,935
Jazz Financing Lux SARL,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.00%	05/05/28[2]	397,000	396,033

			3,504,173

Industrials — 0.15%
Berry Global, Inc.,
Term Loan Z, 1st Lien
(LIBOR plus 1.75%)
2.07%	07/01/26[2]	909,899	898,666
TransDigm, Inc.,
Term Loan E, 1st Lien
(LIBOR plus 2.25%)
2.71%	05/30/25[2]	291,280	286,547

			1,185,213

Information Technology — 0.08%
Entegris, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.00%)
3.00%	03/02/29[2]	130,000	129,865
NortonLifeLock, Inc.,
Term Loan B, 1st Lien
(SOFR plus 2.00%)
2.00%	01/28/29[2]	530,000	524,149

			654,014

Insurance — 0.03%
Acrisure LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
3.96%	02/15/27[2]	249,364	246,352

Retail — 0.06%
Whatabrands LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
3.75%	08/03/28[2]	473,813	468,731

Services — 0.08%
GFL Environmental, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
3.50%	05/30/25[2]	73,756	73,595
Trans Union LLC,
Term Loan B6
(LIBOR plus 2.25%)
2.75%	12/01/28[2]	607,927	604,380

			677,975

Issues	Maturity Date	Principal Amount	Value
BANK LOANS (continued)

Transportation — 0.01%
American Airlines, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
2.20%	01/29/27[2]	$51,722	$48,554

Total Bank Loans
(Cost $11,408,600)			11,497,475

CORPORATES — 32.95%*

Automotive — 0.11%
General Motors Co.
4.88%	10/02/23	845,000	870,923

Banking — 6.66%
Bank of America Corp.
2.30%	07/21/32[4]	1,420,000	1,264,802
2.57%	10/20/32[4]	215,000	195,948
2.69%	04/22/32[4]	250,000	229,867
3.00%	12/20/23[4]	1,000,000	1,002,903
3.37%	01/23/26[4]	605,000	605,050
Bank of America Corp.
(MTN)
2.09%	06/14/29[4]	1,355,000	1,239,594
3.09%	10/01/25[4]	152,000	151,581
3.46%	03/15/25[4]	1,435,000	1,444,395
3.56%	04/23/27[4]	2,605,000	2,614,802
3.97%	03/05/29[4]	1,540,000	1,564,951
Credit Suisse Group AG
(Switzerland)
1.31%	02/02/27[1,3,4]	1,520,000	1,359,333
2.19%	06/05/26[1,3,4]	1,195,000	1,124,415
2.59%	09/11/25[1,3,4]	370,000	357,084
3.09%	05/14/32[1,3,4]	750,000	675,675
3.75%	03/26/25[3]	210,000	209,376
4.28%	01/09/28[1,3]	175,000	175,065
DNB Bank ASA
(Norway)
0.86%	09/30/25[1,3,4]	2,485,000	2,355,298
HSBC Holdings PLC
(United Kingdom)
1.59%	05/24/27[3,4]	1,730,000	1,581,235
2.01%	09/22/28[3,4]	2,425,000	2,202,340
2.21%	08/17/29[3,4]	1,195,000	1,076,972
2.80%	05/24/32[3,4]	435,000	396,255
2.87%	11/22/32[3,4]	285,000	259,718
ING Groep NV
(Netherlands)
4.02%	03/28/28[3,4]	1,595,000	1,606,676
JPMorgan Chase & Co.
0.77%	08/09/25[4]	850,000	806,705
0.97%	06/23/25[4]	755,000	721,315
1.58%	04/22/27[4]	420,000	391,498
2.58%	04/22/32[4]	420,000	385,384
3.22%	03/01/25[4]	2,820,000	2,831,279
3.96%	01/29/27[4]	50,000	51,088

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 104

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)

Banking (continued)
Lloyds Banking Group PLC
(United Kingdom)
2.91%	11/07/23[3,4]	$875,000	$876,491
3.87%	07/09/25[3,4]	3,020,000	3,053,568
Macquarie Group Ltd.
(Australia)
1.20%	10/14/25[1,3,4]	1,760,000	1,664,957
1.34%	01/12/27[1,3,4]	1,160,000	1,058,309
4.44%	06/21/33[1,3,4]	410,000	415,152
NatWest Group PLC
(United Kingdom)
3.50%	05/15/23[3,4]	1,200,000	1,201,739
4.27%	03/22/25[3,4]	385,000	389,685
4.52%	06/25/24[3,4]	1,165,000	1,182,923
Santander UK Group Holdings PLC
(United Kingdom)
1.09%	03/15/25[3,4]	1,575,000	1,498,281
1.53%	08/21/26[3,4]	155,000	142,651
1.67%	06/14/27[3,4]	435,000	396,310
2.47%	01/11/28[3,4]	245,000	228,162
4.80%	11/15/24[3,4]	1,730,000	1,770,134
Santander UK PLC
(United Kingdom)
5.00%	11/07/23[1,3]	330,000	338,085
UBS Group AG
(Switzerland)
3.49%	05/23/23[1,3]	1,000,000	1,001,501
Wells Fargo & Co.
2.19%	04/30/26[4]	545,000	526,097
Wells Fargo & Co.
(MTN)
2.39%	06/02/28[4]	4,585,000	4,340,805
3.53%	03/24/28[4]	3,815,000	3,811,024

			52,776,478

Communications — 3.47%
AT&T, Inc.
2.55%	12/01/33	4,387,000	3,906,327
CCO Holdings, LLC/CCO Holdings Capital Corp.
4.25%	01/15/34[1]	875,000	761,250
4.50%	05/01/32	750,000	686,949
Charter Communications Operating LLC/Charter
Communications Operating Capital
2.30%	02/01/32	825,000	705,908
Charter Communications Operating, LLC/Charter
Communications Operating Capital
4.40%	04/01/33	1,615,000	1,612,592
Cox Communications, Inc.
2.60%	06/15/31[1]	705,000	638,150
CSC Holdings LLC
4.13%	12/01/30[1]	900,000	793,638
5.38%	02/01/281	65,000	63,201
6.50%	02/01/29[1]	43,000	43,424
Diamond Sports Group, LLC/Diamond Sports Finance Co.
5.38%	08/15/26[1]	1,007,000	395,248

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)

Communications (continued)
Fox Corp.
3.50%	04/08/30	$1,500,000	$1,488,001
Frontier Communications Holdings LLC
5.00%	05/01/28[1]	400,000	385,376
Intelsat Jackson Holdings SA
(Luxembourg)
6.50%	03/15/30[1,3]	2,108,000	2,108,072
Intelsat Jackson Holdings SA,
Class B
8.50%	10/15/24[1,3,5,6,7,8]	1,003,000	—
Intelsat Jackson Holdings SA,
Class B
(Luxembourg)
9.75%	07/15/25[1,3,5,6,7,8]	585,000	—
Level 3 Financing, Inc.
3.88%	11/15/29[1]	1,210,000	1,115,747
Lumen Technologies, Inc.
5.38%	06/15/29[1]	275,000	245,289
SES GLOBAL Americas Holdings GP
5.30%	03/25/44[1]	750,000	729,664
SES SA
(Luxembourg)
3.60%	04/04/23[1,3]	1,500,000	1,508,791
Sinclair Television Group, Inc.
4.13%	12/01/30[1]	800,000	714,800
Sprint Corp.
7.88%	09/15/23	65,000	69,143
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint
Spectrum Co. III LLC
4.74%	03/20/25[1]	881,250	900,136
5.15%	03/20/281	1,785,000	1,881,300
Tencent Holdings Ltd.
(Cayman Islands)
2.88%	04/22/31[1,3]	1,210,000	1,106,429
T-Mobile USA, Inc.
2.25%	02/15/26	700,000	660,380
2.55%	02/15/31	740,000	672,202
3.75%	04/15/27	2,275,000	2,292,329
3.88%	04/15/30	800,000	804,210
Verizon Communications, Inc.
2.36%	03/15/32[1]	765,000	692,055
Virgin Media Secured Finance PLC
(United Kingdom)
5.50%	05/15/29[1,3]	65,000	64,617
Zayo Group Holdings, Inc.
4.00%	03/01/27[1]	500,000	461,010

			27,506,238

Consumer Discretionary — 1.69%
Anheuser-Busch InBev Worldwide, Inc.
4.38%	04/15/38	725,000	763,611
Bacardi Ltd.
(Bermuda)
4.45%	05/15/25[1,3]	1,045,000	1,070,587
BAT Capital Corp.
2.73%	03/25/31	555,000	490,022

See accompanying Notes to Financial Statements.

105 / Annual Report March 2022

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)

Consumer Discretionary (continued)
3.46%	09/06/29	$770,000	$725,818
3.56%	08/15/27	550,000	535,412
4.39%	08/15/37	830,000	773,666
Constellation Brands, Inc.
4.65%	11/15/28	1,000,000	1,056,747
Hyatt Hotels Corp.
1.30%	10/01/23	1,240,000	1,209,259
Imperial Brands Finance PLC
(United Kingdom)
3.13%	07/26/24[1,3]	1,000,000	991,690
JDE Peet’s NV
(Netherlands)
0.80%	09/24/24[1,3]	1,650,000	1,549,706
Magallanes, Inc.
4.28%	03/15/32[1]	2,825,000	2,842,674
Reynolds American, Inc.
4.45%	06/12/25	365,000	373,071
5.70%	08/15/35	940,000	991,152

			13,373,415

Electric — 1.64%
Alliant Energy Finance, LLC
3.60%	03/01/32[1]	1,625,000	1,586,825
Appalachian Power Co.,
Series H
5.95%	05/15/33	350,000	408,569
Appalachian Power Co.,
Series X
3.30%	06/01/27	410,000	412,897
CenterPoint Energy Houston Electric, LLC,
Series AG
3.00%	03/01/32	1,500,000	1,468,268
Duke Energy Corp.
2.65%	09/01/26	30,000	29,240
Duke Energy Progress, LLC
3.40%	04/01/32	780,000	784,790
Evergy Missouri West, Inc.
3.75%	03/15/32[1]	1,615,000	1,628,739
Exelon Corp.
2.75%	03/15/27[1]	2,120,000	2,065,974
FirstEnergy Transmission LLC
2.87%	09/15/28[1]	853,000	792,952
Jersey Central Power & Light Co.
4.70%	04/01/24[1]	995,000	1,017,779
Metropolitan Edison Co.
4.00%	04/15/25[1]	770,000	774,377
Public Service Co. of New Mexico
3.85%	08/01/25	1,405,000	1,430,159
Tucson Electric Power Co.
3.85%	03/15/23	595,000	604,028

			13,004,597

Energy — 1.44%
Boston Gas Co.
3.76%	03/16/32[1]	2,400,000	2,402,812

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)

Energy (continued)
Energy Transfer LP
3.45%	01/15/23	$105,000	$105,617
3.75%	05/15/30	315,000	310,260
4.75%	01/15/26	130,000	135,004
4.95%	05/15/28	750,000	780,978
4.95%	06/15/28	1,000,000	1,051,693
5.50%	06/01/27	531,000	571,279
Occidental Petroleum Corp.
0.00%	10/10/36[9]	444,000	239,050
Petroleos Mexicanos
(Mexico)
2.00%	12/20/22[3]	300,000	300,080
5.95%	01/28/31[3]	300,000	277,335
6.63%	06/15/35[3]	1,780,000	1,601,110
Plains All American Pipeline LP/PAA Finance Corp.
3.80%	09/15/30	525,000	515,806
Rockies Express Pipeline LLC
4.80%	05/15/30[1]	400,000	383,000
4.95%	07/15/29[1]	1,000,000	971,913
Ruby Pipeline LLC
8.00%	04/01/22[1,5,6]	561,364	522,068
Sunoco LP/Sunoco Finance Corp.
4.50%	04/30/30[1]	250,000	230,700
USA Compression Partners LP/USA Compression Finance
Corp.
6.88%	04/01/26	60,000	60,641
6.88%	09/01/27	181,000	181,975
Venture Global Calcasieu Pass LLC
3.88%	08/15/29[1]	825,000	803,402

			11,444,723

Finance — 6.23%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
(Ireland)
2.45%	10/29/26[3]	2,045,000	1,891,464
3.30%	01/30/32[3]	85,000	76,901
Air Lease Corp.
2.25%	01/15/23	1,000,000	1,000,794
3.25%	03/01/25	820,000	804,580
3.25%	10/01/29	525,000	496,412
3.63%	12/01/27	355,000	338,974
American Express Co.
2.55%	03/04/27	815,000	792,484
Avolon Holdings Funding Ltd.
(Cayman Islands)
2.53%	11/18/27[1,3]	773,000	684,205
2.88%	02/15/25[1,3]	1,160,000	1,123,058
Capital One Financial Corp.
1.34%	12/06/24[4]	2,090,000	2,028,694
Cboe Global Markets, Inc.
3.00%	03/16/32	820,000	793,860
Charles Schwab Corp. (The)
2.45%	03/03/27	815,000	791,682
Citigroup, Inc.
2.52%	11/03/32[4]	1,145,000	1,029,804
2.56%	05/01/32[4]	420,000	379,577

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 106

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)

Finance (continued)
2.57%	06/03/31	[4]	$285,000	$261,604
3.06%	01/25/33	[4]	2,455,000	2,298,828
4.41%	03/31/31	[4]	985,000	1,024,439
Citigroup, Inc.,
Series VAR
3.07%	02/24/28	[4]	405,000	395,476
CME Group, Inc.
2.65%	03/15/32		815,000	780,257
Durrah MSN 35603
(Cayman Islands)
1.68%	01/22/25	[3]	1,714,698	1,700,267
General Motors Financial Co., Inc.
3.15%	06/30/22		495,000	496,679
3.45%	04/10/22		120,000	120,038
Goldman Sachs Group, Inc. (The)
0.93%	10/21/24	[4]	840,000	814,674
1.22%	12/06/23		2,090,000	2,041,362
1.43%	03/09/27	[4]	2,555,000	2,358,596
2.38%	07/21/32	[4]	1,020,000	906,983
2.65%	10/21/32	[4]	3,160,000	2,863,772
2.91%	07/24/23	[4]	725,000	726,083
3.75%	02/25/26		20,000	20,335
Intercontinental Exchange, Inc.
1.85%	09/15/32		870,000	754,366
JPMorgan Chase & Co.
1.05%	11/19/26	[4]	1,235,000	1,141,590
1.56%	12/10/25	[4]	555,000	531,361
2.55%	11/08/32	[4]	425,000	388,250
2.74%	10/15/30	[4]	3,055,000	2,890,262
2.95%	02/24/28	[4]	425,000	414,894
Morgan Stanley
1.59%	05/04/27	[4]	1,210,000	1,125,175
Morgan Stanley
(MTN)
1.16%	10/21/25	[4]	4,790,000	4,554,436
1.93%	04/28/32	[4]	340,000	294,615
Nationwide Building Society
(United Kingdom)
2.97%	02/16/28	[1,3,4]	100,000	95,367
3.62%	04/26/23	[1,3,4]	390,000	390,083
3.77%	03/08/24	[1,3,4]	1,265,000	1,272,488
4.36%	08/01/24	[1,3,4]	1,085,000	1,102,042
Park Aerospace Holdings Ltd.
(Cayman Islands)
4.50%	03/15/23	[1,3]	860,000	866,532
5.50%	02/15/24	[1,3]	40,000	40,968
Safina Ltd.
(Cayman Islands)
2.00%	12/30/23	[3]	2,211,544	2,214,379
Sandalwood 2013 LLC
2.90%	07/10/25		1,087,169	1,095,849
TIAA FSB Holdings, Inc.
5.75%	07/02/25		1,150,000	1,193,102

				49,407,641

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)

Food — 0.55%
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance,
Inc.
(Canada)
3.00%	02/02/29[1,3]	$435,000	$404,097
JBS USA LUX SA/JBS USA Food Co/JBS USA Finance, Inc.
(Canada)
3.00%	05/15/32[1,3]	1,185,000	1,055,266
Kraft Heinz Foods Co.
5.00%	07/15/35	933,000	1,001,603
5.00%	06/04/42	245,000	261,991
Mondelez International, Inc.
3.00%	03/17/32	860,000	830,793
Pilgrim’s Pride Corp.
5.88%	09/30/27[1]	65,000	65,761
Post Holdings, Inc.
4.63%	04/15/30[1]	826,000	745,135

			4,364,646

Health Care — 4.05%
AbbVie, Inc.
3.60%	05/14/25	1,152,000	1,168,221
3.85%	06/15/24	1,342,000	1,369,245
Aetna, Inc.
2.80%	06/15/23	50,000	50,225
3.50%	11/15/24	1,250,000	1,264,513
Alcon Finance Corp.
2.75%	09/23/26[1]	2,300,000	2,230,296
American Medical Systems Europe BV
(Netherlands)
1.63%	03/08/31[3]	400,000	434,401
Amgen, Inc.
3.35%	02/22/32	1,620,000	1,607,264
Bayer U.S. Finance II LLC
4.25%	12/15/25[1]	25,000	25,449
4.38%	12/15/28[1]	2,900,000	2,968,661
5.50%	08/15/25[1]	1,100,000	1,145,281
Bayer U.S. Finance LLC
3.38%	10/08/24[1]	1,020,000	1,019,950
Baylor Scott & White Holdings
2.65%	11/15/26	1,530,000	1,520,180
Becton Dickinson and Co.
3.36%	06/06/24	589,000	594,486
Centene Corp.
3.00%	10/15/30	2,000,000	1,840,020
Cigna Corp.
4.13%	11/15/25	545,000	562,186
CommonSpirit Health
2.78%	10/01/30	1,650,000	1,530,984
CVS Health Corp.
3.25%	08/15/29	2,890,000	2,856,664
DENTSPLY SIRONA, Inc.
3.25%	06/01/30	1,000,000	965,088
Endo DAC/Endo Finance LLC/Endo Finco, Inc.
(Ireland)
6.00%	06/30/28[1,3]	889,000	518,420

See accompanying Notes to Financial Statements.

107 / Annual Report March 2022

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)

Health Care (continued)
HCA, Inc.
4.13%	06/15/29	$1,145,000	$1,166,938
5.00%	03/15/24	1,460,000	1,513,678
5.25%	04/15/25	206,000	217,036
5.25%	06/15/26	1,070,000	1,130,407
7.05%	12/01/27	80,000	90,445
Humana, Inc.
3.85%	10/01/24	860,000	874,383
3.95%	03/15/27	885,000	900,348
PerkinElmer, Inc.
0.85%	09/15/24	2,050,000	1,947,151
Royalty Pharma PLC
(United Kingdom)
2.20%	09/02/30[3]	675,000	591,837

			32,103,757

Industrials — 1.13%
Amcor Finance USA, Inc.
3.63%	04/28/26	1,950,000	1,977,764
Artera Services LLC
9.03%	12/04/25[1]	227,000	227,086
BAE Systems Holdings, Inc.
3.80%	10/07/24[1]	630,000	634,670
Berry Global, Inc.
1.65%	01/15/27	95,000	86,687
4.88%	07/15/26[1]	555,000	561,222
Boeing Co. (The)
1.43%	02/04/24	1,300,000	1,258,322
Crane Co.
4.45%	12/15/23	1,130,000	1,154,242
General Electric Co.
(MTN)
(LIBOR USD 3-Month plus 0.38%)
0.70%	05/05/26[2]	1,028,000	1,012,144
(LIBOR USD 3-Month plus 0.48%)
0.99%	08/15/36[2]	1,115,000	960,463
General Electric Co.,
Series A (MTN)
6.75%	03/15/32	135,000	170,426
L3Harris Technologies, Inc.
3.85%	06/15/23	410,000	415,288
Mauser Packaging Solutions Holding Co.
5.50%	04/15/24[1]	65,000	64,830
Sealed Air Corp.
4.00%	12/01/27[1]	65,000	63,700
Sydney Airport Finance Co. Pty Ltd.
(Australia)
3.38%	04/30/25[1,3]	410,000	408,036

			8,994,880

Information Technology — 0.63%
Apple, Inc.
3.25%	02/23/26	20,000	20,387
Broadcom, Inc.
4.30%	11/15/32	750,000	761,762

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)

Information Technology (continued)
Change Healthcare Holdings LLC/Change Healthcare
Finance, Inc.
5.75%	03/01/25[1]	$65,000	$65,081
Netflix, Inc.
5.88%	02/15/25	1,475,000	1,575,650
Oracle Corp.
2.88%	03/25/31	1,955,000	1,785,108
VMware, Inc.
1.00%	08/15/24	815,000	777,127

			4,985,115

Insurance — 1.39%
Aon Corp./Aon Global Holdings PLC
2.85%	05/28/27	1,625,000	1,593,208
Athene Global Funding
1.99%	08/19/28[1]	2,055,000	1,806,263
3.21%	03/08/27[1]	530,000	510,834
Berkshire Hathaway Finance Corp.
2.88%	03/15/32	1,210,000	1,174,285
Brown & Brown, Inc.
4.20%	03/17/32	1,000,000	1,016,819
Equitable Financial Life Global Funding
1.80%	03/08/28[1]	1,190,000	1,071,225
Metropolitan Life Global Funding I
3.30%	03/21/29[1]	1,200,000	1,192,777
Nationwide Mutual Insurance Co.
3.12%	12/15/24[1,4]	1,212,000	1,212,836
New York Life Global Funding
3.00%	01/10/28[1]	50,000	49,295
Trinity Acquisition PLC
(United Kingdom)
4.40%	03/15/26[3]	1,385,000	1,430,589

			11,058,131

Materials — 0.18%
International Flavors & Fragrances, Inc.
1.23%	10/01/25[1]	950,000	880,688
2.30%	11/01/30[1]	635,000	567,848

			1,448,536

Real Estate Investment Trust (REIT) — 2.39%
American Campus Communities Operating Partnership LP
3.75%	04/15/23	50,000	50,443
4.13%	07/01/24	1,250,000	1,273,519
CyrusOne LP/CyrusOne Finance Corp.
2.90%	11/15/24	1,450,000	1,453,980
3.45%	11/15/29	1,000,000	1,050,098
Extra Space Storage LP
3.90%	04/01/29	1,650,000	1,656,429
GLP Capital LP/GLP Financing II, Inc.
3.35%	09/01/24	1,140,000	1,139,316
5.38%	11/01/23	30,000	30,806
5.38%	04/15/26	2,323,000	2,429,936
5.75%	06/01/28	325,000	350,316
Healthcare Realty Trust, Inc.
3.88%	05/01/25	1,400,000	1,417,646

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 108

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)

Real Estate Investment Trust (REIT) (continued)
Healthcare Trust of America Holdings LP
3.50%	08/01/26	$225,000	$225,051
Healthpeak Properties, Inc.
4.00%	06/01/25	750,000	763,199
Hudson Pacific Properties LP
4.65%	04/01/29	1,065,000	1,118,047
Kilroy Realty LP
3.45%	12/15/24	790,000	792,497
Life Storage LP
2.20%	10/15/30	1,000,000	885,180
Piedmont Operating Partnership LP
3.40%	06/01/23	1,210,000	1,211,929
SL Green Operating Partnership LP
3.25%	10/15/22	1,350,000	1,350,502
Ventas Realty LP
3.25%	10/15/26	940,000	932,028
Weyerhaeuser Co.
3.38%	03/09/33	810,000	790,099

			18,921,021

Retail — 0.51%
7-Eleven, Inc.
0.80%	02/10/24[1]	1,565,000	1,504,385
Alimentation Couche-Tard, Inc.
(Canada)
3.55%	07/26/27[1,3]	640,000	636,650
FirstCash, Inc.
5.63%	01/01/30[1]	415,000	399,285
Michaels Cos., Inc. (The)
5.25%	05/01/28[1]	405,000	372,349
Starbucks Corp.
3.00%	02/14/32	1,220,000	1,166,979

			4,079,648

Services — 0.40%
Global Payments, Inc.
1.50%	11/15/24	1,255,000	1,200,134
Waste Connections, Inc.
(Canada)
3.20%	06/01/32[3]	2,045,000	1,993,797

			3,193,931

Transportation — 0.48%
Canadian Pacific Railway Co.
(Canada)
1.35%	12/02/24[3]	1,675,000	1,609,484
Continental Airlines Pass-Through Trust,
Series 2007-1, Class A
5.98%	04/19/22	395,491	396,065
Northwest Airlines Pass-Through Trust,
Series 2001-1, Class A-1
7.04%	04/01/22	33,525	33,693
U.S. Airways Pass-Through Trust,
Series 2011-1, Class A
7.13%	10/22/23	408,146	418,778

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)

Transportation (continued)
U.S. Airways Pass-Through Trust,
Series 2012-1, Class A
5.90%	10/01/24	$284,669	$296,945
U.S. Airways Pass-Through Trust,
Series 2012-2, Class A
4.63%	06/03/25	253,480	245,255
Union Pacific Corp.
2.80%	02/14/32	815,000	784,264

			3,784,484

Total Corporates
(Cost $270,838,382)			261,318,164

FOREIGN GOVERNMENT OBLIGATIONS — 0.15%

Foreign Government Obligations — 0.15%
Airport Authority
(Hong Kong)
2.50%	01/12/32[1,3]	1,245,000	1,164,081

Total Foreign Government Obligations
(Cost $1,244,036)

MORTGAGE-BACKED — 15.77%**

Non-Agency Commercial Mortgage-Backed — 2.01%
Banc of America Merrill Lynch Commercial Mortgage Trust,
Series 2018-PARK, Class A
4.09%	08/10/38[1,4]	1,095,000	1,126,867
BX Commercial Mortgage Trust,
Series 2019-XL, Class A
(LIBOR USD 1-Month plus 0.92%)
1.32%	10/15/36[1,2]	1,814,467	1,806,666
BX Trust,
Series 2019-OC11, Class A
3.20%	12/09/41[1]	375,000	362,808
CALI Mortgage Trust,
Series 2019-101C, Class A
3.96%	03/10/39[1]	805,000	818,430
Century Plaza Towers,
Series 2019-CPT, Class A
2.87%	11/13/39[1]	715,000	676,175
Citigroup Commercial Mortgage Trust,
Series 2016-GC36, Class A5
3.62%	02/10/49	3,250,000	3,266,050
Citigroup Commercial Mortgage Trust,
Series 2016-GC37, Class A4
3.31%	04/10/49	1,000,000	994,483
Commercial Mortgage Trust,
Series 2014-UBS2, Class XA (IO)
1.12%	03/10/47[4]	19,862,757	325,219
DC Office Trust,
Series 2019-MTC, Class A
2.97%	09/15/45[1]	765,000	724,889
Hudson Yards Mortgage Trust,
Series 2019-30HY, Class A
3.23%	07/10/39[1]	760,000	739,623

See accompanying Notes to Financial Statements.

109 / Annual Report March 2022

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
Hudson Yards Mortgage Trust,
Series 2019-55HY, Class A
2.94%	12/10/41[1,4]	$765,000	$731,945
JPMBB Commercial Mortgage Securities Trust,
Series 2015-C29, Class XA (IO)
0.60%	05/15/48[4]	22,841,142	340,870
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2019-OSB, Class A
3.40%	06/05/39[1]	740,000	731,869
MKT Mortgage Trust,
Series 2020-525M, Class A
2.69%	02/12/40[1]	945,000	882,391
One Bryant Park Trust,
Series 2019-OBP, Class A
2.52%	09/15/54[1]	960,000	890,658
RBS Commercial Funding, Inc., Trust,
Series 2013-GSP, Class A
3.83%	01/15/32[1,4]	560,000	561,277
SFAVE Commercial Mortgage Securities Trust,
Series 2015-5AVE, Class A2B
4.14%	01/05/43[1,4]	45,000	43,115
Wells Fargo Commercial Mortgage Trust,
Series 2015-C26, Class XA (IO)
1.20%	02/15/48[4]	32,671,514	912,339

			15,935,674

Non-Agency Mortgage-Backed — 5.03%
ACE Securities Corp. Home Equity Loan Trust,
Series 2005-HE2, Class M5
(LIBOR USD 1-Month plus 1.02%)
1.48%	04/25/35[2]	3,382,575	3,363,582
Amresco Residential Securities Corp. Mortgage Loan Trust,
Series 1998-1, Class A5 (STEP-reset date 05/25/22)
7.53%	10/25/27	6,013	6,120
Asset-Backed Securities Corp. Home Equity Loan Trust,
Series 2004-HE9, Class M1
(LIBOR USD 1-Month plus 0.98%)
1.43%	12/25/34[2]	350,182	344,695
Banc of America Funding Trust,
Series 2003-2, Class 1A1
6.50%	06/25/32	3,740	3,693
Bear Stearns ALT-A Trust,
Series 2004-12, Class 1M1
(LIBOR USD 1-Month plus 0.93%)
1.39%	01/25/35[2]	2,312,027	2,292,357
Chevy Chase Mortgage Funding LLC, Mortgage-Backed
Certificates,
Series 2005-2A, Class A1
(LIBOR USD 1-Month plus 0.18%)
0.64%	05/25/36[1,2]	46,827	43,900
CIM Trust,
Series 2021-R3, Class A1A
1.95%	06/25/57[1,4]	3,006,696	2,916,760
Citigroup Mortgage Loan Trust, Inc.,
Series 2004-HYB1, Class A41
2.66%	02/25/34[4]	110	110

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-WFH1, Class M5
(LIBOR USD 1-Month plus 0.78%)
1.24%	01/25/36[2]	$2,000,000	$1,970,053
Countrywide Asset-Backed Certificates Trust,
Series 2005-7, Class MV5
(LIBOR USD 1-Month plus 1.13%)
1.58%	11/25/35[2]	4,220,000	4,163,822
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2004-14, Class 4A1
2.45%	08/25/34[4]	55,107	55,106
Credit-Based Asset Servicing and Securitization LLC,
Series 2003-CB3, Class AF1 (STEP-reset date 05/25/22)
3.38%	12/25/32	526,240	510,737
Credit-Based Asset Servicing and Securitization LLC,
Series 2006-CB2, Class AF4 (STEP-reset date 05/25/22)
3.00%	12/25/36	370,274	328,907
Credit-Based Asset Servicing and Securitization LLC,
Series 2007-CB5, Class A1
(LIBOR USD 1-Month plus 0.06%)
0.52%	04/25/37[2]	105,698	74,058
Credit-Based Asset Servicing and Securitization LLC,
Series 2007-CB5, Class A3
(LIBOR USD 1-Month plus 0.25%)
0.71%	04/25/37[2]	1,255,968	885,976
First Horizon Alternative Mortgage Securities Trust,
Series 2004-AA3, Class A1
2.37%	09/25/34[4]	53,610	52,655
GSR Mortgage Loan Trust,
Series 2004-9, Class 5A7
2.29%	08/25/34[4]	14,569	14,638
HarborView Mortgage Loan Trust,
Series 2007-7, Class 2A1A
(LIBOR USD 1-Month plus 1.00%)
1.46%	10/25/37[2]	1,737,462	1,737,576
HomeBanc Mortgage Trust,
Series 2005-4, Class A1
(LIBOR USD 1-Month plus 0.54%)
1.00%	10/25/35[2]	8,396	8,402
HSI Asset Securitization Corp. Trust,
Series 2005-OPT1, Class M1
(LIBOR USD 1-Month plus 0.63%)
1.09%	11/25/35[2]	201,125	199,447
IndyMac Index Mortgage Loan Trust,
Series 2004-AR7, Class A2
(LIBOR USD 1-Month plus 0.86%)
1.32%	09/25/34[2]	7,926	7,659
IndyMac Index Mortgage Loan Trust,
Series 2004-AR8, Class 2A2A
(LIBOR USD 1-Month plus 0.80%)
1.26%	11/25/34[2]	22,467	21,550
IndyMac Index Mortgage Loan Trust,
Series 2007-AR11, Class 1A1
2.79%	06/25/37[4]	526,326	488,597

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 110

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
IndyMac Manufactured Housing Contract Pass-Through
Certificates,
Series 1997-1, Class A3
6.61%	02/25/28	$41,758	$41,893
IndyMac Manufactured Housing Contract Pass-Through
Certificates,
Series 1997-1, Class A4
6.75%	02/25/28	11,116	11,160
IndyMac Manufactured Housing Contract Pass-Through
Certificates,
Series 1998-1, Class A4
6.49%	09/25/28	55,783	57,548
JPMorgan Mortgage Acquisition Trust,
Series 2006-CH1, Class M2
(LIBOR USD 1-Month plus 0.29%)
0.75%	07/25/36[2]	1,918,250	1,911,433
JPMorgan Mortgage Trust,
Series 2007-A3, Class 3A2
3.11%	05/25/37[4]	115,839	110,522
MASTR Adjustable Rate Mortgages Trust,
Series 2003-6, Class 4A2
3.02%	01/25/34[4]	48,528	50,891
MASTR Adjustable Rate Mortgages Trust,
Series 2007-HF2, Class A1
(LIBOR USD 1-Month plus 0.62%)
1.08%	09/25/37[2]	1,023,968	1,025,474
MASTR Seasoned Securitization Trust,
Series 2004-1, Class 4A1
2.41%	10/25/32[4]	4,781	4,918
MASTR Seasoned Securitization Trust,
Series 2005-1, Class 4A1
2.38%	10/25/32[4]	17,479	17,651
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-3, Class A2C
(LIBOR USD 1-Month plus 0.18%)
0.64%	06/25/37[2]	351,663	325,621
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-3, Class A2D
(LIBOR USD 1-Month plus 0.25%)
0.71%	06/25/37[2]	649,864	606,418
Mid-State Capital Corp. Trust,
Series 2005-1, Class M2
7.08%	01/15/40	288,610	297,816
Mid-State Trust XI,
Series 11, Class A1
4.86%	07/15/38	402,549	405,380
Morgan Stanley ABS Capital I Trust,
Series 2004-NC7, Class M2
(LIBOR USD 1-Month plus 0.93%)
1.39%	07/25/34[2]	122,878	119,316
Morgan Stanley ABS Capital I, Inc., Trust,
Series 2005-HE3, Class M5
(LIBOR USD 1-Month plus 1.04%)
1.49%	07/25/35[2]	4,450,842	4,411,406

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Nationstar Home Equity Loan Trust,
Series 2007-B, Class 1AV1
(LIBOR USD 1-Month plus 0.22%)
0.68%	04/25/37[2]	$2,253,352	$2,239,877
New Century Home Equity Loan Trust,
Series 2005-1, Class M1
(LIBOR USD 1-Month plus 0.68%)
1.13%	03/25/35[2]	2,322,859	2,322,793
New Century Home Equity Loan Trust,
Series 2005-D, Class A1
(LIBOR USD 1-Month plus 0.44%)
0.90%	02/25/36[2]	944,119	944,907
New York Mortgage Trust,
Series 2005-3, Class A1
(LIBOR USD 1-Month plus 0.48%)
0.94%	02/25/36[2]	499,033	500,831
Option One Mortgage Loan Trust,
Series 2005-2, Class M1
(LIBOR USD 1-Month plus 0.66%)
1.12%	05/25/35[2]	52,606	52,525
RBSSP Resecuritization Trust,
Series 2009-12, Class 17A2
2.40%	10/25/35[1,4]	1,874,695	1,858,759
Residential Asset Mortgage Products Trust,
Series 2003-SL1, Class A41
8.00%	04/25/31	16,175	15,788
Residential Asset Mortgage Products Trust,
Series 2004-SL1, Class A7
7.00%	11/25/31	7,370	7,145
Residential Asset Securities Corp.,
Series 2005-AHL3, Class A3
(LIBOR USD 1-Month plus 0.34%)
1.14%	11/25/35[2]	11,804	11,794
Residential Asset Securitization Trust,
Series 2004-IP2, Class 2A1
2.84%	12/25/34[4]	11,993	11,634
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-15, Class A
2.61%	10/25/34[4]	644,411	612,858
Structured Asset Mortgage Investments II Trust,
Series 2005-AR1, Class A1
(LIBOR USD 1-Month plus 0.48%)
0.93%	04/19/35[2]	395,312	385,821
Structured Asset Mortgage Investments II Trust,
Series 2005-AR8, Class A2
(Federal Reserve US 12-Month Cumulative Average plus
1.48%)
1.57%	02/25/36[2]	389,713	383,281
Structured Asset Mortgage Investments II Trust,
Series 2006-AR3, Class 22A1
2.48%	05/25/36[4]	1,814,662	1,139,889

See accompanying Notes to Financial Statements.

111 / Annual Report March 2022

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR13, Class A1A3
(LIBOR USD 1-Month plus 1.56%)
2.02%	10/25/45[2]	$477,669	$486,612

			39,862,361

U.S. Agency Commercial Mortgage-Backed — 0.01%
Fannie Mae-Aces,
Series 2015-M4, Class X2 (IO)
2.84%	07/25/22[4]	3,319,292	216
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K021, Class A2
2.40%	06/25/22	80,602	80,619

			80,835

U.S. Agency Mortgage-Backed — 8.72%
Fannie Mae Pool 253974
7.00%	08/01/31	1,060	1,124
Fannie Mae Pool 527247
7.00%	09/01/26	11	11
Fannie Mae Pool 545191
7.00%	09/01/31	489	525
Fannie Mae Pool 545646
7.00%	09/01/26	5	5
Fannie Mae Pool 549740
6.50%	10/01/27	2,506	2,691
Fannie Mae Pool 606108
7.00%	03/01/31	309	312
Fannie Mae Pool 630599
7.00%	05/01/32	2,631	2,838
Fannie Mae Pool 655928
7.00%	08/01/32	1,708	1,914
Fannie Mae Pool 735207
7.00%	04/01/34	798	873
Fannie Mae Pool 735686
6.50%	12/01/22	6	6
Fannie Mae Pool 735861
6.50%	09/01/33	43,022	45,764
Fannie Mae Pool 764388
(LIBOR USD 6-Month plus 1.38%)
1.76%	03/01/34[2]	7,015	7,042
Fannie Mae Pool 776708
5.00%	05/01/34	72,745	78,763
Fannie Mae Pool 844773
(LIBOR USD 12-Month plus 1.53%)
1.78%	12/01/35[2]	5,111	5,117
Fannie Mae Pool 889184
5.50%	09/01/36	57,196	62,676
Fannie Mae Pool 890221
5.50%	12/01/33	84,973	92,233
Fannie Mae Pool 939419
(LIBOR USD 12-Month plus 1.27%)
1.52%	05/01/37[2]	20,671	20,745
Fannie Mae Pool AL0209
4.50%	05/01/41	232,795	249,560

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool AN2786
2.76%	09/01/36	$47,913	$46,202
Fannie Mae Pool BL6060
2.46%	04/01/40	1,160,000	1,048,108
Fannie Mae Pool CA1710
4.50%	05/01/48	10,257	10,678
Fannie Mae Pool CA1711
4.50%	05/01/48	687,381	717,067
Fannie Mae Pool CA2208
4.50%	08/01/48	9,611	10,006
Fannie Mae Pool FM2318
3.50%	09/01/49	1,081,021	1,091,670
Fannie Mae Pool MA1527
3.00%	08/01/33	15,332	15,385
Fannie Mae Pool MA1561
3.00%	09/01/33	857,489	860,479
Fannie Mae Pool MA1608
3.50%	10/01/33	758,105	774,634
Fannie Mae Pool MA3427
4.00%	07/01/33	8,188	8,438
Fannie Mae Pool MA3537
4.50%	12/01/48	658,648	684,134
Fannie Mae Pool MA3811
3.00%	10/01/49	459,727	448,360
Fannie Mae Pool MA4152
2.00%	10/01/40	2,651,651	2,498,962
Fannie Mae Pool MA4333
2.00%	05/01/41	732,125	689,786
Fannie Mae REMICS,
Series 1993-80, Class S
(-1.22 X LIBOR USD 1-Month plus 10.88%, 10.88% Cap)
10.32%	05/25/23[2]	342	354
Fannie Mae REMICS,
Series 2001-52, Class YZ
6.50%	10/25/31	90,775	95,609
Fannie Mae REMICS,
Series 2003-124, Class TS
(-14.00 X LIBOR USD 1-Month plus 100.80%, 9.80% Cap)
9.80%	01/25/34[2]	2,610	2,675
Fannie Mae REMICS,
Series 2007-64, Class FA
(LIBOR USD 1-Month plus 0.47%)
0.93%	07/25/37[2]	40,307	40,519
Fannie Mae REMICS,
Series 2008-50, Class SA (IO)
(-1.00 X LIBOR USD 1-Month plus 6.05%, 6.05% Cap)
5.59%	11/25/36[2]	640,953	90,607
Fannie Mae REMICS,
Series 2018-38, Class PA
3.50%	06/25/47	4,666	4,719
Fannie Mae REMICS,
Series 2018-43, Class CT
3.00%	06/25/48	230,096	228,094
Fannie Mae REMICS,
Series 2018-55, Class PA
3.50%	01/25/47	38,592	39,032

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 112

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS,
Series 2018-86, Class JA
4.00%	05/25/47	$228,221	$229,752
Fannie Mae Trust,
Series 2003-W6, Class 5T (IO)
(-1.00 X LIBOR USD 1-Month plus 8.15%, 0.55% Cap)
0.55%	09/25/42[2]	7,335,873	112,529
Freddie Mac Gold Pool A25162
5.50%	05/01/34	64,151	69,074
Freddie Mac Gold Pool A33262
5.50%	02/01/35	27,238	29,923
Freddie Mac Gold Pool A68781
5.50%	10/01/37	4,317	4,744
Freddie Mac Gold Pool C03813
3.50%	04/01/42	529,841	541,149
Freddie Mac Gold Pool G01548
7.50%	07/01/32	186,810	209,936
Freddie Mac Gold Pool G01644
5.50%	02/01/34	43,985	48,237
Freddie Mac Gold Pool G02366
6.50%	10/01/36	37,746	42,711
Freddie Mac Gold Pool G08844
5.00%	10/01/48	203,056	213,769
Freddie Mac Gold Pool G12909
6.00%	11/01/22	3,529	3,565
Freddie Mac Gold Pool G13032
6.00%	09/01/22	29	29
Freddie Mac Gold Pool G15897
2.50%	09/01/31	22,844	22,750
Freddie Mac Gold Pool G16085
2.50%	02/01/32	1,371,817	1,360,541
Freddie Mac Gold Pool G16524
3.50%	05/01/33	46,942	48,252
Freddie Mac Gold Pool G16756
3.50%	01/01/34	837,073	861,324
Freddie Mac Gold Pool G18581
2.50%	01/01/31	21,407	21,209
Freddie Mac Pool SD7503
3.50%	08/01/49	3,036,602	3,066,515
Freddie Mac REMICS,
Series 1602, Class SN
(-4.25 X PRIME plus 46.22%, 10.09% Cap)
10.09%	10/15/23[2]	2,552	2,608
Freddie Mac REMICS,
Series 2174, Class PN
6.00%	07/15/29	15,675	16,643
Freddie Mac REMICS,
Series 3460, Class SA (IO)
(-1.00 X LIBOR USD 1-Month plus 6.20%, 6.20% Cap)
5.80%	06/15/38[2]	629,508	90,840
Freddie Mac REMICS,
Series 4030, Class HS (IO)
(-1.00 X LIBOR USD 1-Month plus 6.61%, 6.61% Cap)
6.21%	04/15/42[2]	525,549	89,104
Ginnie Mae (TBA)
2.00%	04/20/52	1,800,000	1,712,206

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
2.50%	04/20/52	$3,900,000	$3,780,895
Ginnie Mae I Pool 782810
4.50%	11/15/39	459,295	489,172
Ginnie Mae II Pool 80968
(US Treasury Yield Curve Rate T Note Constant Maturity
1-Year plus 1.50%)
1.63%	07/20/34[2]	11,761	12,058
Ginnie Mae II Pool MA4454
5.00%	05/20/47	16,426	17,484
Ginnie Mae II Pool MA4511
4.00%	06/20/47	4,118	4,245
Ginnie Mae II Pool MA4588
4.50%	07/20/47	151,801	159,972
Ginnie Mae II Pool MA4589
5.00%	07/20/47	810,318	861,554
Ginnie Mae II Pool MA4838
4.00%	11/20/47	379,258	391,269
Ginnie Mae II Pool MA4901
4.00%	12/20/47	302,717	312,055
Ginnie Mae II Pool MA5399
4.50%	08/20/48	389,561	404,501
Ginnie Mae II Pool MA5530
5.00%	10/20/48	4,865	5,073
Ginnie Mae II Pool MA6030
3.50%	07/20/49	55,691	55,260
Ginnie Mae II Pool MA6080
3.00%	08/20/49	23,965	23,469
Ginnie Mae II Pool MA6209
3.00%	10/20/49	452,178	442,261
Ginnie Mae,
Series 2004-8, Class SE
(-2.00 X LIBOR USD 1-Month plus 14.30%, 14.30% Cap)
13.41%	11/26/23[2]	4,179	4,425
UMBS (TBA)
2.00%	04/01/37	3,750,000	3,641,779
2.00%	04/01/52	350,000	324,709
2.00%	05/01/52	2,575,000	2,386,039
2.50%	04/01/37	4,875,000	4,817,704
2.50%	05/01/52	16,550,000	15,758,296
3.00%	04/01/52	3,775,000	3,693,012
3.00%	05/01/52	13,150,000	12,837,688

			69,198,047

Total Mortgage-Backed
(Cost $128,689,990)			125,076,917

MUNICIPAL BONDS — 0.79%*

California — 0.26%
City of San Francisco Public Utilities Commission Water
Revenue Bonds, Series G
2.19%	11/01/32	795,000	711,374
Los Angeles Department of Water & Power Power System
Revenue Bonds, Electric Light & Power Improvements,
Series C
5.52%	07/01/27	50,000	55,957

See accompanying Notes to Financial Statements.

113 / Annual Report March 2022

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value
MUNICIPAL BONDS (continued)

California (continued)
Los Angeles Unified School District General Obligation
Bonds, School Improvements, Series KR
5.75%	07/01/34	$1,075,000	$1,274,749

			2,042,080

Florida — 0.07%
County of Miami-Dade Aviation Revenue Bonds, Airport and
Marina Improvements, Series C
4.06%	10/01/31	280,000	290,481
County of Miami-Dade Aviation Revenue Bonds, Airport and
Marina Improvements, Series D
3.50%	10/01/31	245,000	245,755

			536,236

New York — 0.46%
City of New York General Obligation, Public Improvements,
Series 2
1.70%	03/01/29	250,000	225,041
Metropolitan Transportation Authority Revenue Bonds,
Transit Improvements
6.55%	11/15/31	25,000	29,307
New York City Transitional Finance Authority Future Tax
Secured Revenue Bonds, School Improvements, Series G-3
5.27%	05/01/27	1,465,000	1,598,435
New York State Dormitory Authority Revenue Bonds, Series C
1.95%	03/15/29	590,000	539,760
New York State Dormitory Authority Revenue Bonds, Transit
Improvements, Series F
3.03%	02/15/33	1,245,000	1,175,263
New York State Dormitory Authority Revenue Bonds,
University & College Improvements, Series D
5.50%	03/15/30	70,000	76,911

			3,644,717

Pennsylvania — 0.00%
Pennsylvania Economic Development Financing Authority
Revenue Bonds, University of Pittsburgh Medical Center,
Series B
3.20%	11/15/27	40,000	39,810

Total Municipal Bonds
(Cost $6,606,390)			6,262,843

U.S. TREASURY SECURITIES — 45.65%

U.S. Treasury Notes — 45.65%
U.S. Treasury Notes
0.75%	12/31/23	17,614,000	17,159,545
0.88%	01/31/24	21,285,000	20,745,808
1.25%	12/31/26	9,375,000	8,859,569
1.50%	02/29/24	36,019,000	35,498,413
1.50%	01/31/27	34,472,000	32,947,691
1.75%	03/15/25	52,267,000	51,187,268
1.88%	02/28/27	84,030,000	81,811,175
1.88%	02/15/32	10,490,000	10,076,137
2.25%	03/31/24	23,240,000	23,209,135

Issues	Maturity Date	Principal Amount	Value
U.S. TREASURY SECURITIES (continued)

U.S. Treasury Notes (continued)
2.50%	03/31/27	$80,290,000	$80,481,316

Total U.S. Treasury Securities
(Cost $366,633,080)			361,976,057

Total Bonds — 103.59%
(Cost $840,534,682)			821,482,096

Issues		Shares	Value
COMMON STOCK — 0.06%

Communications — 0.06%
Intelsat Emergence SA3,5,6,7
(Luxembourg)		15,249	457,470

Electric — 0.00%
Homer City Holdings LLC†,5,6,7,8		8,014	—

Total Common Stock
(Cost $968,241)			457,470

RIGHTS — 0.00%

Communications — 0.00%
Intelsat Jackson Holdings SA, Series A3,5,6,7
(Luxembourg)		1,596	—
Intelsat Jackson Holdings SA, Series B3,5,6,7
(Luxembourg)		1,596	—

			—

Total Rights
(Cost $–)			—

Purchased Options - 0.01%
(Cost $331,590)			93,306

Issues	Maturity Date	Principal Amount/Shares	Value
SHORT-TERM INVESTMENTS — 4.29%

Money Market Funds — 4.29%
Dreyfus Government Cash Management Fund
0.19%[10]		5,193,000	5,193,000
Fidelity Investments Money Market Funds - Government
Portfolio
0.12%[10,11]		4,752,208	4,752,208

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 114

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount/Shares	Value
SHORT-TERM INVESTMENTS (continued)

Money Market Funds (continued)
Morgan Stanley Institutional Liquidity Funds - Government
Portfolio
0.23%[10]		24,102,000	$24,102,000

Total Short-Term Investments
(Cost $34,047,208)			34,047,208

Total Investments Before Written Options - 107.95%
(Cost $875,881,721)			856,080,080

Written Options - (0.27)%
(Cost $(1,391,267))			(2,179,744)

Liabilities in Excess of Other Assets - (7.68)%			(60,883,157)

Net Assets - 100.00%			$793,017,179

1

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

2	Floating rate security. The rate disclosed was in effect at March 31, 2022.
[3]	Foreign denominated security issued by foreign domiciled entity.
[4]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[5]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[6]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $3,020,712, which is 0.38% of total net assets.
[7]	Non-income producing security.
[8]	Security is currently in default with regard to scheduled interest or principal payments.
[9]	Zero coupon bond. The rate shown is the effective yield as of March 31, 2022.
[10]	Represents the current yield as of March 31, 2022.
[11]	Securities, or a portion thereof, pledged as collateral for swaps. The total market value of collateral pledged is $36.
†

Fair valued security. The aggregate value of fair valued securities is $0, which is 0.00% of total net assets. Fair valued securities were not valued utilizing an independent quote but were valued pursuant to guidelines established by the Board of Trustees. See Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(CAD): Canadian Dollar

(CLO): Collateralized Loan Obligation

(EUR): Euro

(IO): Interest Only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-Term Note

(SOFR): Secured Overnight Financing Rate

(STEP): Step Coupon Bond

(TBA): To-Be-Announced

(USD): U.S. Dollar

Currency to be Purchased	Currency to be Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

FOREIGN CURRENCY EXCHANGE CONTRACT
CAD 15,326,000	USD 12,016,151	Citigroup Global Markets, Inc.	04/08/22	$253,479
EUR 400,000	USD 439,897	Goldman Sachs International	04/08/22	5,268

				258,747

USD 11,949,911	CAD 15,326,000	Citigroup Global Markets, Inc.	04/08/22	(319,719)
USD 442,120	EUR 400,000	Goldman Sachs International	04/08/22	(3,045)
USD 427,283	EUR 387,000	Goldman Sachs International	07/08/22	(5,109)

				(327,873)

NET UNREALIZED DEPRECIATION				$(69,126)

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)

FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Two-Year Note	483	06/30/22	$102,358,266	$(1,007,235)	$(1,007,235)
U.S. Treasury Five-Year Note	83	06/30/22	9,519,063	(273,809)	(273,809)

			111,877,329	(1,281,044)	(1,281,044)

FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Ten-Year Ultra Bond	50	06/21/22	(6,773,438)	115,296	115,296
U.S. Treasury Ultra Bond	31	06/21/22	(5,490,875)	200,080	200,080

			(12,264,313)	315,376	315,376

TOTAL FUTURES CONTRACTS			$99,613,016	$(965,668)	$(965,668)

See accompanying Notes to Financial Statements.

115 / Annual Report March 2022

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Implied Credit Spread at 03/31/22[1]	Counterparty	Expiration Date	Notional Amount (000’s)[2]	Value[3]	Premiums Paid	Unrealized Appreciation
SWAPS: CREDIT DEFAULT (SALES) - SINGLE ISSUES OTC[4]
1011778 BC ULC/New Red				Credit Suisse
Finance, Inc., 4.00%, due				First Boston
10/15/30[5]	5.00%	3 Months	120	International	06/20/23	$2,070	$98,067	$83,368	$14,699
				Credit Suisse
Berry Global, Inc., 5.63%, due				First Boston
07/15/27	5.00%	3 Months	175	International	12/20/23	1,155	64,383	61,099	3,284

TOTAL							$162,450	$144,467	$17,983

[1]

An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swaps on corporate issues as of year end serve as an indicator of the current status of the payment performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

[2]

The maximum potential amount for the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices are resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of year end. Increasing values (buy protection) or decreasing values (sell protection), when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

[4]

If the Fund is a seller of protection and credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection the amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

[5]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

Description	Number of contracts	Exercise Price	Expiration Date	Notional Amount	Value

PURCHASED CALL OPTIONS EXCHANGE TRADED
90-Day Euro Dollar Futures	165	$98.00	12/19/22	$1,204,583	$74,250
IMM Eurodollar 1-Year MIDCV Future Options	101	98.38	09/16/22	733,866	8,206
IMM Eurodollar 1-Year MIDCV Future Options	217	98.75	09/16/22	10,511,480	10,850

TOTAL PURCHASED OPTIONS				$12,449,929	$93,306

Description	Number of contracts	Exercise Price	Expiration Date	Notional Amount	Value

WRITTEN CALL OPTIONS EXCHANGE TRADED
IMM Eurodollar 1-Year MIDCV Future Options	495	$99.00	09/16/22	$(21,580,020)	$(18,562)
90-Day Euro Dollar Futures	165	98.25	12/19/22	(1,204,583)	(51,563)
IMM Eurodollar 2-Year MIDCV Future Options	149	97.63	12/16/22	(9,060,597)	(102,438)
IMM Eurodollar 2-Year MIDCV Future Options	240	97.88	12/16/22	(14,594,250)	(112,500)

				(46,439,450)	(285,063)

WRITTEN PUT OPTIONS EXCHANGE TRADED
90-Day Euro Dollar Futures	165	$97.25	12/19/22	$(1,204,582)	$(162,937)
IMM Eurodollar 1-Year MIDCV Future Options	594	97.63	09/16/22	(2,877,336)	(1,277,100)
IMM Eurodollar 2-Year MIDCV Future Options	389	97.38	12/16/22	(23,654,847)	(454,644)

				(27,736,765)	(1,894,681)

TOTAL WRITTEN OPTIONS				$(74,176,215)	$(2,179,744)

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 116

Investment Grade Credit Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

BONDS – 104.68%
ASSET-BACKED SECURITIES — 5.43%**
Aimco CLO,
Series 2015-AA, Class BR2
(Cayman Islands)
(LIBOR USD 3-Month plus 1.60%)
1.84%	10/17/34[1,2,3]	$70,000	$69,319
J.G. Wentworth XXX LLC,
Series 2013-3A, Class A
4.08%	01/17/73[1]	33,049	34,282
Madison Park Funding XXXIX Ltd.,
Series 2021-39A, Class B
(Cayman Islands)
(LIBOR USD 3-Month plus 1.65%)
1.78%	10/22/34[1,2,3]	70,000	69,173
Octagon Investment Partners 46 Ltd.,
Series 2020-2A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.16%)
1.40%	07/15/36[1,2,3]	70,000	69,417
Skyline Aircraft Finance LLC,
Series 2021-1, Class A
3.23%	05/10/37[4,5]	37,615	35,499
SLM Student Loan Trust,
Series 2007-2, Class B
(LIBOR USD 3-Month plus 0.17%)
0.43%	07/25/25[2]	70,000	64,920
SLM Student Loan Trust,
Series 2008-2, Class B
(LIBOR USD 3-Month plus 1.20%)
1.46%	01/25/83[2]	20,000	19,029
SLM Student Loan Trust,
Series 2008-3, Class B
(LIBOR USD 3-Month plus 1.20%)
1.46%	04/26/83[2]	20,000	18,418
SLM Student Loan Trust,
Series 2008-5, Class B
(LIBOR USD 3-Month plus 1.85%)
2.11%	07/25/73[2]	35,000	34,957
SLM Student Loan Trust,
Series 2008-6, Class A4
(LIBOR USD 3-Month plus 1.10%)
1.36%	07/25/23[2]	29,092	28,747
SLM Student Loan Trust,
Series 2008-6, Class B
(LIBOR USD 3-Month plus 1.85%)
2.11%	07/26/83[2]	20,000	19,567
SLM Student Loan Trust,
Series 2008-7, Class B
(LIBOR USD 3-Month plus 1.85%)
2.11%	07/26/83[2]	20,000	19,900
SLM Student Loan Trust,
Series 2008-8, Class A4
(LIBOR USD 3-Month plus 1.50%)
1.76%	04/25/23[2]	18,210	18,258

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust,
Series 2008-8, Class B
(LIBOR USD 3-Month plus 2.25%)
2.51%	10/25/75[2]	$30,000	$30,066
SLM Student Loan Trust,
Series 2008-9, Class A
(LIBOR USD 3-Month plus 1.50%)
1.76%	04/25/23[2]	13,783	13,784
SLM Student Loan Trust,
Series 2008-9, Class B
(LIBOR USD 3-Month plus 2.25%)
2.51%	10/25/83[2]	15,000	15,067
Wachovia Student Loan Trust,
Series 2006-1, Class A6
(LIBOR USD 3-Month plus 0.17%)
0.43%	04/25/40[1,2]	32,712	31,952

Total Asset-Backed Securities
(Cost $593,319)			592,355

CORPORATES — 66.31%*

Banking — 10.33%
Bank of America Corp.
1.73%	07/22/27[6]	100,000	92,990
Bank of America Corp.
(MTN)
2.09%	06/14/29[6]	175,000	160,095
Credit Suisse Group AG
(Switzerland)
1.31%	02/02/27[1,3,6]	45,000	40,243
3.09%	05/14/32[1,3,6]	10,000	9,009
DNB Bank ASA
(Norway)
1.13%	09/16/26[1,3,6]	25,000	22,977
Fifth Third Bancorp
2.55%	05/05/27	20,000	19,357
HSBC Holdings PLC
(United Kingdom)
2.21%	08/17/29[3,6]	105,000	94,629
JPMorgan Chase & Co.
0.97%	06/23/25[6]	45,000	42,992
1.58%	04/22/27[6]	265,000	247,017
Lloyds Banking Group PLC
(United Kingdom)
3.87%	07/09/25[3,6]	55,000	55,611
Macquarie Group Ltd.
(Australia)
1.63%	09/23/27[1,3,6]	45,000	40,608
4.44%	06/21/33[1,3,6]	10,000	10,126
NatWest Group PLC
(United Kingdom)
4.27%	03/22/25[3,6]	35,000	35,426
Santander UK PLC
(United Kingdom)
5.00%	11/07/23[1,3]	45,000	46,103

See accompanying Notes to Financial Statements.

117 / Annual Report March 2022

Investment Grade Credit Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Banking (continued)
Wells Fargo & Co.
(MTN)
2.39%	06/02/28[6]	$220,000	$208,283

			1,125,466

Communications — 7.19%
AT&T, Inc.
2.55%	12/01/33	144,000	128,222
3.80%	12/01/57	10,000	8,912
Charter Communications Operating LLC/Charter
Communications Operating Capital
2.30%	02/01/32	100,000	85,564
3.75%	02/15/28	42,000	41,554
Comcast Corp.
1.95%	01/15/31	30,000	27,105
Discovery Communications LLC
3.63%	05/15/30	35,000	34,049
Level 3 Financing, Inc.
3.88%	11/15/29[1]	46,000	42,417
Paramount Global
4.20%	05/19/32	30,000	30,062
SES SA
(Luxembourg)
3.60%	04/04/23[1,3]	15,000	15,088
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint
Spectrum Co. III LLC
4.74%	03/20/25[1]	56,250	57,455
5.15%	03/20/28[1]	60,000	63,237
Tencent Holdings Ltd.
(Cayman Islands)
3.98%	04/11/29[1,3]	40,000	39,991
T-Mobile USA, Inc.
2.55%	02/15/31	99,000	89,930
Verizon Communications, Inc.
2.36%	03/15/32[1]	66,000	59,707
Vodafone Group PLC
(United Kingdom)
4.38%	05/30/28[3]	45,000	47,148
Walt Disney Co. (The)
7.75%	01/20/24	12,000	12,980

			783,421

Consumer Discretionary — 2.68%
Anheuser-Busch InBev Worldwide, Inc.
3.50%	06/01/30	40,000	40,618
Bacardi Ltd.
(Bermuda)
4.70%	05/15/28[1,3]	15,000	15,625
Constellation Brands, Inc.
2.88%	05/01/30	30,000	28,183
Hyatt Hotels Corp.
1.80%	10/01/24	35,000	33,666
Imperial Brands Finance PLC
(United Kingdom)
4.25%	07/21/25[1,3]	40,000	40,347

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Consumer Discretionary (continued)
Magallanes, Inc.
4.28%	03/15/32[1]	$65,000	$65,407
Reynolds American, Inc.
5.70%	08/15/35	65,000	68,537

			292,383

Electric — 4.72%
Alliant Energy Finance LLC
1.40%	03/15/26[1]	65,000	59,220
Ameren Corp.
3.50%	01/15/31	95,000	93,855
Appalachian Power Co.,
Series X
3.30%	06/01/27	20,000	20,141
Berkshire Hathaway Energy Co.
1.65%	05/15/31	25,000	21,802
Black Hills Corp.
4.35%	05/01/33	36,000	36,744
Duke Energy Corp.
2.55%	06/15/31	45,000	41,332
Evergy Missouri West, Inc.
3.75%	03/15/32[1]	25,000	25,213
Jersey Central Power & Light Co.
2.75%	03/01/32[1]	55,000	51,286
Metropolitan Edison Co.
4.00%	04/15/25[1]	25,000	25,142
Narragansett Electric Co. (The)
3.40%	04/09/30[1]	35,000	34,449
Public Service Co. of New Mexico
3.85%	08/01/25	40,000	40,716
Public Service Electric and Gas Co.
(MTN)
3.10%	03/15/32	30,000	29,695
Southwestern Electric Power Co.,
Series M
4.10%	09/15/28	15,000	15,377
Xcel Energy, Inc.
3.40%	06/01/30	20,000	19,992

			514,964

Energy — 3.10%
Energy Transfer LP
4.95%	06/15/28	65,000	68,360
Kinder Morgan, Inc.
5.30%	12/01/34	30,000	32,944
Lundin Energy Finance BV
(Netherlands)
3.10%	07/15/31[1,3]	35,000	32,472
Petroleos Mexicanos
(Mexico)
5.95%	01/28/31[3]	30,000	27,734
6.70%	02/16/32[3]	13,000	12,382
Phillips 66 Partners LP
3.15%	12/15/29	25,000	24,105
Piedmont Natural Gas Co., Inc.
2.50%	03/15/31	10,000	9,161

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 118

Investment Grade Credit Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Energy (continued)
Plains All American Pipeline LP/PAA Finance Corp.
4.65%	10/15/25	$30,000	$30,735
Rockies Express Pipeline LLC
3.60%	05/15/25[1]	20,000	19,689
4.95%	07/15/29[1]	10,000	9,719
Ruby Pipeline LLC
8.00%	04/01/22[1,4,5]	14,394	13,386
Southern Natural Gas Co. LLC
4.80%	03/15/47[1]	30,000	31,867
Texas Eastern Transmission LP
2.80%	10/15/22[1]	10,000	10,036
Williams Cos., Inc. (The)
4.30%	03/04/24	15,000	15,326

			337,916

Finance — 6.83%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
(Ireland)
3.00%	10/29/28[3]	30,000	27,663
3.88%	01/23/28[3]	16,000	15,583
Air Lease Corp.
3.63%	12/01/27	31,000	29,601
Avolon Holdings Funding Ltd.
(Cayman Islands)
2.53%	11/18/27[1,3]	21,000	18,588
2.88%	02/15/25[1,3]	10,000	9,681
Cboe Global Markets, Inc.
3.00%	03/16/32	15,000	14,522
Citigroup, Inc.
3.06%	01/25/33[6]	115,000	107,684
3.79%	03/17/33[6]	10,000	9,946
Ford Motor Credit Co. LLC
4.25%	09/20/22	25,000	25,183
(LIBOR USD 3-Month plus 1.08%)
1.38%	08/03/22[2]	35,000	34,886
Goldman Sachs Group, Inc. (The)
1.54%	09/10/27[6]	140,000	128,375
2.65%	10/21/32[6]	10,000	9,062
Intercontinental Exchange, Inc.
1.85%	09/15/32	30,000	26,013
Morgan Stanley
(GMTN)
1.51%	07/20/27[6]	35,000	32,286
Morgan Stanley
(MTN)
1.93%	04/28/32[6]	165,000	142,975
Nationwide Building Society
(United Kingdom)
3.77%	03/08/24[1,3,6]	60,000	60,355
Pipeline Funding Co. LLC
7.50%	01/15/30[1]	17,566	20,594
Raymond James Financial, Inc.
4.65%	04/01/30	30,000	31,858

			744,855

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Food — 1.97%
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
(Canada)
5.50%	01/15/30[1,3]	$45,000	$46,099
Kraft Heinz Foods Co.
5.00%	07/15/35	28,000	30,059
Mondelez International, Inc.
3.00%	03/17/32	30,000	28,981
Pilgrim’s Pride Corp.
3.50%	03/01/32[1]	60,000	52,512
Smithfield Foods, Inc.
2.63%	09/13/31[1]	65,000	57,038

			214,689

Health Care — 8.11%
AbbVie, Inc.
4.50%	05/14/35	40,000	43,026
Alcon Finance Corp.
2.75%	09/23/26[1]	30,000	29,091
Amgen, Inc.
3.35%	02/22/32	30,000	29,764
Ascension Health,
Series B
2.53%	11/15/29	20,000	19,274
Banner Health
2.34%	01/01/30	10,000	9,307
Barnabas Health, Inc.,
Series 2012
4.00%	07/01/28	15,000	15,321
Baxter International, Inc.
3.95%	04/01/30	10,000	10,329
Bayer U.S. Finance II LLC
4.38%	12/15/28[1]	45,000	46,065
Becton Dickinson and Co.
3.70%	06/06/27	20,000	20,322
Centene Corp.
3.00%	10/15/30	50,000	46,000
Cigna Corp.
2.40%	03/15/30	45,000	41,640
CommonSpirit Health
2.78%	10/01/30	20,000	18,558
3.35%	10/01/29	50,000	48,568
CVS Health Corp.
3.25%	08/15/29	45,000	44,481
DENTSPLY SIRONA, Inc.
3.25%	06/01/30	35,000	33,778
Elanco Animal Health, Inc.
6.40%	08/28/28	15,000	16,163
Fresenius Medical Care U.S. Finance III, Inc.
1.88%	12/01/26[1]	20,000	18,583
HCA, Inc.
3.63%	03/15/32[1]	10,000	9,805
4.13%	06/15/29	95,000	96,820
Humana, Inc.
2.15%	02/03/32	5,000	4,392
3.70%	03/23/29	10,000	10,035

See accompanying Notes to Financial Statements.

119 / Annual Report March 2022

Investment Grade Credit Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Health Care (continued)
Illumina, Inc.
2.55%	03/23/31	$30,000	$27,289
Molina Healthcare, Inc.
3.88%	11/15/30[1]	30,000	29,016
PerkinElmer, Inc.
2.25%	09/15/31	35,000	31,031
Providence St. Joseph Health Obligated Group,
Series H
2.75%	10/01/26	20,000	19,815
Regeneron Pharmaceuticals, Inc.
1.75%	09/15/30	25,000	21,686
Royalty Pharma PLC
(United Kingdom)
1.75%	09/02/27[3]	30,000	27,294
Smith & Nephew PLC
(United Kingdom)
2.03%	10/14/30[3]	30,000	26,121
STERIS Irish FinCo UnLtd Co.
(Ireland)
2.70%	03/15/31[3]	30,000	27,497
UnitedHealth Group, Inc.
3.88%	12/15/28	20,000	21,066
Universal Health Services, Inc.
1.65%	09/01/26[1]	45,000	41,304

			883,441

Industrials — 2.52%
Amcor Finance USA, Inc.
3.63%	04/28/26	25,000	25,356
BAE Systems Holdings, Inc.
3.80%	10/07/24[1]	15,000	15,111
3.85%	12/15/25[1]	10,000	10,046
Berry Global, Inc.
1.57%	01/15/26	20,000	18,677
1.65%	01/15/27	20,000	18,250
Boeing Co. (The)
4.88%	05/01/25	25,000	25,826
General Electric Co.
(MTN)
(LIBOR USD 3-Month plus 0.38%)
0.70%	05/05/26[2]	10,000	9,846
Sealed Air Corp.
1.57%	10/15/26[1]	30,000	27,394
Sonoco Products Co.
3.13%	05/01/30	25,000	24,067
Sydney Airport Finance Co. Pty Ltd.
(Australia)
3.63%	04/28/26[1,3]	15,000	15,069
3.90%	03/22/23[1,3]	75,000	75,893
WRKCo, Inc.
3.00%	06/15/33	10,000	9,345

			274,880

Information Technology — 1.50%
Broadcom, Inc.
3.42%	04/15/33[1]	35,000	32,681

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Information Technology (continued)
Fiserv, Inc.
2.65%	06/01/30	$10,000	$9,244
Micron Technology, Inc.
2.70%	04/15/32	15,000	13,627
Netflix, Inc.
3.63%	06/15/25[1]	35,000	35,229
Oracle Corp.
2.88%	03/25/31	80,000	73,048

			163,829

Insurance — 4.28%
Aon Corp.
2.80%	05/15/30	25,000	23,815
Aon Corp./Aon Global Holdings PLC
2.60%	12/02/31	10,000	9,222
Athene Global Funding
1.61%	06/29/26[1]	5,000	4,560
(SOFR Rate plus 0.70%)
0.91%	05/24/24[1,2]	40,000	39,503
Berkshire Hathaway Finance Corp.
2.88%	03/15/32	15,000	14,557
Brown & Brown, Inc.
4.20%	03/17/32	30,000	30,505
Equitable Financial Life Global Funding
1.80%	03/08/28[1]	25,000	22,505
Farmers Exchange Capital
7.05%	07/15/28[1]	5,000	5,706
Farmers Insurance Exchange
4.75%	11/01/57[1,6]	45,000	47,275
Marsh & McLennan Cos., Inc.
2.25%	11/15/30	20,000	18,282
2.38%	12/15/31	10,000	9,174
Metropolitan Life Global Funding I
2.95%	04/09/30[1]	15,000	14,559
MMI Capital Trust I,
Series B
7.63%	12/15/27	50,000	58,701
Nationwide Mutual Insurance Co.
3.12%	12/15/24[1,6]	50,000	50,034
New York Life Insurance Co.
5.88%	05/15/33[1]	25,000	29,861
Progressive Corp. (The)
3.00%	03/15/32	10,000	9,741
Teachers Insurance & Annuity Association of America
4.38%	09/15/54[1,6]	55,000	54,819
Willis North America, Inc.
2.95%	09/15/29	25,000	23,508

			466,327

Materials — 0.51%
FMC Corp.
3.45%	10/01/29	10,000	9,836
Georgia-Pacific LLC
2.30%	04/30/30[1]	20,000	18,593

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 120

Investment Grade Credit Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Materials (continued)
International Flavors & Fragrances, Inc.
2.30%	11/01/30[1]	$30,000	$26,828

			55,257

Real Estate Investment Trust (REIT) — 9.42%
American Assets Trust LP
3.38%	02/01/31	25,000	23,526
American Campus Communities Operating Partnership LP
2.25%	01/15/29	80,000	73,040
3.30%	07/15/26	15,000	14,939
3.63%	11/15/27	5,000	4,979
3.75%	04/15/23	20,000	20,177
American Homes 4 Rent LP
2.38%	07/15/31	30,000	26,561
American Tower Corp.
2.90%	01/15/30	15,000	13,994
Boston Properties LP
3.25%	01/30/31	15,000	14,549
Crown Castle International Corp.
3.30%	07/01/30	25,000	23,943
CubeSmart LP
4.38%	02/15/29	15,000	15,716
CyrusOne LP/CyrusOne Finance Corp.
2.90%	11/15/24	40,000	40,110
3.45%	11/15/29	65,000	68,256
Equinix, Inc.
3.90%	04/15/32	25,000	24,869
Essex Portfolio LP
2.65%	03/15/32	10,000	9,152
Extra Space Storage LP
3.90%	04/01/29	25,000	25,097
GLP Capital LP/GLP Financing II, Inc.
3.35%	09/01/24	15,000	14,991
4.00%	01/15/30	20,000	19,558
5.30%	01/15/29	20,000	21,083
Healthcare Realty Trust, Inc.
3.88%	05/01/25	20,000	20,252
Healthcare Trust of America Holdings LP
2.00%	03/15/31	100,000	86,677
3.10%	02/15/30	15,000	14,343
Healthpeak Properties, Inc.
4.00%	06/01/25	65,000	66,144
Hudson Pacific Properties LP
3.95%	11/01/27	75,000	75,448
Invitation Homes Operating Partnership LP
2.30%	11/15/28	45,000	40,927
Kilroy Realty LP
2.50%	11/15/32	25,000	21,761
3.05%	02/15/30	5,000	4,685
4.38%	10/01/25	15,000	15,416
Life Storage LP
2.20%	10/15/30	40,000	35,407
LXP Industrial Trust
2.38%	10/01/31	25,000	22,223
2.70%	09/15/30	25,000	23,110

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
MGM Growth Properties Operating Partnership LP/MGP Finance Co.-Issuer, Inc.
4.63%	06/15/25[1]	$50,000	$50,634
Mid-America Apartments LP
1.70%	02/15/31	20,000	17,313
Piedmont Operating Partnership LP
2.75%	04/01/32	25,000	22,243
SL Green Operating Partnership LP
3.25%	10/15/22	35,000	35,013
UDR, Inc.
(MTN)
4.40%	01/26/29	10,000	10,525
Ventas Realty LP
4.13%	01/15/26	10,000	10,240

			1,026,901

Retail — 0.39%
Alimentation Couche-Tard, Inc.
(Canada)
2.95%	01/25/30[1,3]	25,000	23,701
Starbucks Corp.
2.55%	11/15/30	20,000	18,630

			42,331

Services — 1.24%
Global Payments, Inc.
1.50%	11/15/24	10,000	9,563
Northwestern University
3.69%	12/01/38	20,000	21,420
RELX Capital, Inc.
3.00%	05/22/30	30,000	28,641
Republic Services, Inc.
2.90%	07/01/26	10,000	9,938
S&P Global, Inc.
2.90%	03/01/32[1]	10,000	9,699
4.75%	08/01/28[1]	30,000	32,256
Waste Connections, Inc.
(Canada)
2.60%	02/01/30[3]	25,000	23,548

			135,065

Transportation — 1.52%
Continental Airlines Pass-Through Trust,
Series 2007-1, Class A
5.98%	04/19/22	6,008	6,017
Delta Air Lines Pass-Through Trust,
Series 2020-1, Class AA
2.00%	06/10/28	22,758	20,889
JetBlue Airways Pass-Through Trust,
Series 2019-1, Class AA
2.75%	05/15/32	30,183	27,889
Norfolk Southern Corp.
3.00%	03/15/32	15,000	14,640
U.S. Airways Pass-Through Trust,
Series 2010-1, Class A
6.25%	04/22/23	3,221	3,241

See accompanying Notes to Financial Statements.

121 / Annual Report March 2022

Investment Grade Credit Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Transportation (continued)
U.S. Airways Pass-Through Trust,
Series 2011-1, Class A
7.13%	10/22/23	$16,850	$17,289
U.S. Airways Pass-Through Trust,
Series 2012-1, Class A
5.90%	10/01/24	40,992	42,760
Union Pacific Corp.
2.80%	02/14/32	5,000	4,811
2.89%	04/06/36	30,000	28,065

			165,601

Total Corporates
(Cost $7,735,055)			7,227,326

MORTGAGE-BACKED — 25.10%**
Non-Agency Commercial Mortgage-Backed — 7.07%
Citigroup Commercial Mortgage Trust,
Series 2013-GC11, Class XA (IO)
1.35%	04/10/46[6]	3,376,752	33,066
Citigroup Commercial Mortgage Trust,
Series 2013-GC15, Class XA (IO)
0.82%	09/10/46[6]	7,309,012	65,466
Citigroup Commercial Mortgage Trust,
Series 2014-GC25, Class XA (IO)
0.96%	10/10/47[6]	572,256	11,135
Commercial Mortgage Trust,
Series 2013-CR7, Class XA (IO)
1.17%	03/10/46[6]	486,773	3,812
Commercial Mortgage Trust,
Series 2013-CR9, Class XA (IO)
0.05%	07/10/45[6]	13,811,968	3,709
Commercial Mortgage Trust,
Series 2013-LC6, Class XA (IO)
1.26%	01/10/46[6]	2,058,633	8,795
Commercial Mortgage Trust,
Series 2014-CR19, Class XA (IO)
0.95%	08/10/47[6]	593,728	10,606
Commercial Mortgage Trust,
Series 2014-UBS2, Class XA (IO)
1.12%	03/10/47[6]	870,608	14,255
Commercial Mortgage Trust,
Series 2014-UBS3, Class XA (IO)
1.06%	06/10/47[6]	1,787,201	31,829
Commercial Mortgage Trust,
Series 2014-UBS5, Class XA (IO)
0.85%	09/10/47[4,5,6]	2,060,982	33,608
CSMC Trust,
Series 2016-NXSR, Class XA (IO)
0.71%	12/15/49[6]	318,389	8,638
GS Mortgage Securities Corp. II,
Series 2013-GC10, Class XA (IO)
1.47%	02/10/46[6]	3,073,346	24,768
GS Mortgage Securities Corp. Trust,
Series 2020-UPTN, Class XA (IO)
0.35%	02/10/37[1,6]	375,000	3,510

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Commercial Mortgage-Backed (continued)
GS Mortgage Securities Trust,
Series 2010-C1, Class X (IO)
0.56%	08/10/43[1,6]	$2,479,150	$18,610
GS Mortgage Securities Trust,
Series 2011-GC5, Class XA (IO)
0.00%	08/10/44[1,6]	272,824	3
GS Mortgage Securities Trust,
Series 2013-GC14, Class XA (IO)
0.54%	08/10/46[6]	4,480,226	26,610
GS Mortgage Securities Trust,
Series 2014-GC20, Class XA (IO)
1.06%	04/10/47[6]	2,404,750	37,622
GS Mortgage Securities Trust,
Series 2016-GS3, Class XA (IO)
1.20%	10/10/49[6]	209,631	8,965
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C22, Class XA (IO)
0.82%	09/15/47[6]	1,906,476	29,571
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C25, Class XA (IO)
0.82%	11/15/47[6]	1,477,975	26,536
JPMBB Commercial Mortgage Securities Trust,
Series 2015-C29, Class XA (IO)
0.60%	05/15/48[6]	493,542	7,365
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2010-C2, Class XB (IO)
1.52%	11/15/43[1,6]	602,323	1,425
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2012-LC9, Class XA (IO)
1.39%	12/15/47[6]	1,181,582	6,701
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C8, Class XA (IO)
0.90%	12/15/48[6]	2,887,067	14,419
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2014-C19, Class XA (IO)
0.96%	12/15/47[6]	1,828,272	36,256
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C22, Class XA (IO)
1.02%	04/15/48[6]	676,166	15,099
Natixis Commercial Mortgage Securities Trust,
Series 2020-2PAC, Class XB (IO)
0.81%	12/15/38[1,6]	570,000	12,769
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C3, Class XB (IO)
0.21%	08/10/491,[4,5,6]	3,700,000	4,064
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC16, Class XA (IO)
1.10%	08/15/50[6]	326,278	5,899
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC18, Class XA (IO)
1.03%	12/15/47[6]	4,961,859	103,647
Wells Fargo Commercial Mortgage Trust,
Series 2015-NXS2, Class XA (IO)
0.65%	07/15/58[6]	2,198,996	38,049

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 122

Investment Grade Credit Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Commercial Mortgage-Backed (continued)
WF-RBS Commercial Mortgage Trust,
Series 2012-C7, Class XA (IO)
1.20%	06/15/45[1,6]	$2,191,406	$677
WF-RBS Commercial Mortgage Trust,
Series 2014-C19, Class XA (IO)
1.00%	03/15/47[6]	7,627,697	98,538
WF-RBS Commercial Mortgage Trust,
Series 2014-LC14, Class XA (IO)
1.25%	03/15/47[6]	1,363,772	24,009

			770,031

Non-Agency Mortgage-Backed — 6.75%
American Home Mortgage Investment Trust,
Series 2004-4, Class 1A1
(LIBOR USD 1-Month plus 0.68%)
1.14%	02/25/45[2]	56,894	56,979
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass- Through Certificates,
Series 2005-R11, Class M3
(LIBOR USD 1-Month plus 0.75%)
1.21%	01/25/36[2]	100,000	99,978
Banc of America Funding Trust,
Series 2014-R7, Class 2A1
(LIBOR USD 1-Month plus 0.14%)
0.60%	09/26/36[1,2]	15,782	15,661
Bear Stearns ARM Trust,
Series 2004-1, Class 12A5
2.79%	04/25/34[6]	7,452	7,419
Bombardier Capital Mortgage Securitization Corp.,
Series 2000-A, Class A2
7.58%	06/15/30[6]	19,426	3,841
Centex Home Equity Loan Trust,
Series 2005-D, Class M4
(LIBOR USD 1-Month plus 0.92%)
1.37%	10/25/35[2]	22,593	22,588
CIM Trust,
Series 2021-R4, Class A1A
2.00%	05/01/61[1,6]	80,929	76,737
CIT Mortgage Loan Trust,
Series 2007-1, Class 1A
(LIBOR USD 1-Month plus 1.35%)
1.81%	10/25/37[1,2]	4,794	4,801
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-OPT1, Class M1
(LIBOR USD 1-Month plus 0.63%)
1.09%	02/25/35[2]	41,532	40,250
Countrywide Asset-Backed Certificates Trust,
Series 2007-13, Class 2A1
(LIBOR USD 1-Month plus 0.90%)
1.36%	10/25/47[2]	21,556	21,173
GSR Mortgage Loan Trust,
Series 2005-AR6, Class 2A1
2.91%	09/25/35[6]	11,643	11,776

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
HSI Asset Securitization Corp. Trust,
Series 2007-WF1, Class 1A1
(LIBOR USD 1-Month plus 0.16%)
0.62%	05/25/37[2]	$17,292	$17,191
Impac CMB Trust,
Series 2004-6, Class 1A2
(LIBOR USD 1-Month plus 0.78%)
1.24%	10/25/34[2]	91,452	91,654
IndyMac Index Mortgage Loan Trust,
Series 2007-FLX3, Class A1
(LIBOR USD 1-Month plus 0.24%)
0.70%	06/25/37[2]	83,358	79,732
JPMorgan Mortgage Trust,
Series 2005-A3, Class 2A1
2.69%	06/25/35[6]	2,670	2,726
Long Beach Mortgage Loan Trust,
Series 2006-1, Class 1A
(LIBOR USD 1-Month plus 0.44%)
0.90%	02/25/36[2]	5,027	4,958
Morgan Stanley Mortgage Loan Trust,
Series 2004-5AR, Class 3A1
2.25%	07/25/34[6]	13,328	13,645
Saxon Asset Securities Trust,
Series 2007-2, Class A2A
(LIBOR USD 1-Month plus 0.10%)
0.56%	05/25/47[2]	69,529	56,134
Structured Asset Mortgage Investments II Trust,
Series 2004-AR1, Class 1A2
(LIBOR USD 1-Month plus 0.70%)
1.15%	03/19/34[2]	1,743	1,709
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR1, Class A2A1
(LIBOR USD 1-Month plus 0.68%)
1.14%	01/25/45[2]	96,712	95,348
Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates,
Series 2004-1, Class 2A1
(LIBOR USD 1-Month plus 0.60%)
1.06%	04/25/34[2]	11,733	11,478

			735,778

U.S. Agency Commercial Mortgage-Backed — 0.80%
Fannie Mae-Aces,
Series 2016-M11, Class X2 (IO)
2.94%	07/25/39[6]	477,041	12,539
Fannie Mae-Aces,
Series 2016-M2, Class X3 (IO)
2.12%	04/25/36[6]	94,426	950
Fannie Mae-Aces,
Series 2016-M4, Class X2 (IO)
2.65%	01/25/39[6]	515,424	14,565
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K020, Class X1 (IO)
1.51%	05/25/22[6]	212,231	—

See accompanying Notes to Financial Statements.

123 / Annual Report March 2022

Investment Grade Credit Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
U.S. Agency Commercial Mortgage-Backed (continued)
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K025, Class X1 (IO)
0.78%	10/25/22[6]	$1,625,574	$4,821
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K049, Class X3 (IO)
1.55%	10/25/43[6]	250,000	11,136
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KC01, Class X1 (IO)
0.42%	12/25/22[6]	2,284,499	9,343
Ginnie Mae,
Series 2012-112, Class IO (IO)
0.13%	02/16/53[6]	2,993,198	12,415
Ginnie Mae,
Series 2013-1, Class IO (IO)
0.58%	02/16/54[6]	519,301	7,459
Ginnie Mae,
Series 2013-125, Class IO (IO)
0.20%	10/16/54[6]	922,748	14,115

			87,343

U.S. Agency Mortgage-Backed — 10.48%
Fannie Mae REMICS,
Series 2011-116, Class SA (IO)
(-1.00 X LIBOR USD 1-Month plus 6.00%, 6.00% Cap)
5.54%	11/25/41[2]	78,330	8,238
Fannie Mae REMICS,
Series 2012-128, Class UA
2.50%	06/25/42	28,514	27,668
Fannie Mae REMICS,
Series 2013-5, Class GF
(LIBOR USD 1-Month plus 1.10%)
1.56%	10/25/42[2]	32,753	32,751
Freddie Mac REMICS,
Series 4064, Class TB
3.50%	06/15/42	103,000	103,321
Freddie Mac Strips,
Series 240, Class IO (IO)
5.50%	07/15/36	176,009	33,030
Ginnie Mae,
Series 2003-110, Class S (IO)
(-1.00 X LIBOR USD 1-Month plus 6.60%, 6.60% Cap)
6.15%	10/20/33[2]	216,943	30,005
Ginnie Mae,
Series 2018-124, Class NW
3.50%	09/20/48	27,919	28,263
Ginnie Mae,
Series 2018-154, Class BP
3.50%	11/20/48	3,165	3,198
Ginnie Mae,
Series 2019-15, Class GT
3.50%	02/20/49	25,321	25,515
UMBS (TBA)
2.00%	04/01/52	25,000	23,193

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
2.00%	05/01/52	$325,000	$301,151
2.50%	05/01/52	450,000	428,473
3.00%	05/01/52	100,000	97,625

			1,142,431

Total Mortgage-Backed
(Cost $3,922,669)			2,735,583

MUNICIPAL BONDS — 5.47%*

California — 1.67%
Los Angeles Unified School District General Obligation Bonds, School Improvements, Series KR
5.75%	07/01/34	25,000	29,645
5.76%	07/01/29	80,000	90,953
Los Angeles Unified School District General Obligation Bonds, School Improvements, Series RY
6.76%	07/01/34	10,000	12,708
Regents of the University of California Medical Center Pooled Revenue Bonds, Health, Hospital and Nursing Home Improvements, Series N
3.01%	05/15/50	10,000	8,770
Santa Clara Valley Transportation Authority Revenue Bonds, Transit Improvements
5.88%	04/01/32	20,000	22,664
Santa Monica Community College District General Obligation Bonds
2.05%	08/01/33	20,000	17,901

			182,641

Florida — 0.14%
County of Miami-Dade Aviation Revenue Bonds, Airport and Marina Improvements, Series D
3.50%	10/01/31	15,000	15,046

Maryland — 0.12%
City of Baltimore Revenue Bonds, Series B
2.13%	07/01/33	15,000	13,349

Massachusetts — 0.26%
Massachusetts School Building Authority Revenue Bonds, Series A
2.50%	02/15/37	15,000	13,141
Massachusetts School Building Authority Revenue Bonds,
Series B
2.97%	10/15/32	15,000	14,955

			28,096

New York — 3.28%
City of New York General Obligation Bonds, Series D
1.92%	08/01/31	30,000	26,351
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Public Improvements
3.73%	08/01/29	5,000	5,074
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Public Improvements, Series D
2.50%	11/01/33	50,000	44,486

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 124

Investment Grade Credit Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

MUNICIPAL BONDS (continued)
New York (continued)
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Public Improvements, Series E
1.97%	02/01/33	$100,000	$84,149
New York State Dormitory Authority Revenue Bonds, School Improvements, Series F
2.96%	02/15/32	25,000	23,729
New York State Dormitory Authority Revenue Bonds, Series C
1.95%	03/15/29	75,000	68,614
New York State Dormitory Authority Revenue Bonds, University & College Improvements
5.29%	03/15/33	50,000	55,810
New York State Urban Development Corp. Revenue Bonds, Economic Improvements, Series B
2.97%	03/15/34	15,000	14,075
New York State Urban Development Corp. Revenue Bonds, Economic Improvements, Series F
2.00%	03/15/33	15,000	12,837
New York State Urban Development Corp. Revenue Bonds, Transit Improvements, Series B
2.59%	03/15/35	25,000	22,284

			357,409

Total Municipal Bonds
(Cost $664,911)			596,541

U.S. TREASURY SECURITIES — 2.37%

U.S. Treasury Notes — 2.37%
U.S. Treasury Notes
1.75%	03/15/25	45,000	44,070
1.88%	02/15/32	163,000	156,569
2.50%	03/31/27	57,000	57,136

Total U.S. Treasury Securities
(Cost $257,627)			257,775

Total Bonds — 104.68%
(Cost $13,173,581)			11,409,580

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS — 2.83%
Money Market Funds — 2.83%
Dreyfus Government Cash Management Fund
0.19%[7]		138,000	138,000

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS (continued)
Money Market Funds (continued)
Fidelity Investments Money Market Funds - Government Portfolio
0.12%[7]		20,477	$20,477
Morgan Stanley Institutional Liquidity Funds - Government Portfolio
0.23%[7]		150,000	150,000

Total Short-Term Investments
(Cost $308,477)			308,477

Total Investments Before Written Options - 107.51%
(Cost $13,482,058)			11,718,057

Written Options - (0.17)%
(Cost $(9,237))			(18,394)

Liabilities in Excess of Other Assets - (7.34)%			(800,537)

Net Assets - 100.00%			$10,899,126

[1]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[2]	Floating rate security. The rate disclosed was in effect at March 31, 2022.
[3]	Foreign denominated security issued by foreign domiciled entity.
[4]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[5]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $86,557, which is 0.79% of total net assets.
[6]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[7]	Represents the current yield as of March 31, 2022.
*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(CLO): Collateralized Loan Obligation

(GMTN): Global Medium-Term Note

(IO): Interest Only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-Term Note

(S&P): Standard & Poor’s

(SOFR): Secured Overnight Financing Rate

(TBA): To-Be-Announced

(USD): U.S. Dollar

See accompanying Notes to Financial Statements.

125 / Annual Report March 2022

Investment Grade Credit Fund

Schedule of Portfolio Investments

March 31, 2022

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)

FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Five-Year Note	10	06/30/22	$1,146,875	$(29,731)	$ (29,731)
U.S. Treasury Two-Year Note	8	06/30/22	1,695,375	(20,758)	(20,758)

			2,842,250	(50,489)	(50,489)

FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Ten-Year Ultra Bond	13	06/21/22	(1,761,094)	58,308	58,308
U.S. Treasury Ultra Bond	1	06/21/22	(177,125)	6,920	6,920

			(1,938,219)	65,228	65,228

TOTAL FUTURES CONTRACTS			$904,031	$14,739	$14,739

Description	Number of contracts	Exercise Price	Expiration Date	Notional Amount	Value

WRITTEN CALL OPTIONS EXCHANGE TRADED
IMM Eurodollar 2-Year MIDCV Future Options	5	$97.88	12/16/22	$(304,047)	$(2,344)

WRITTEN PUT OPTIONS EXCHANGE TRADED
IMM Eurodollar 2-Year MIDCV Future Options	5	$97.38	12/16/22	$(304,047)	$(5,844)

				Received by the Fund		Paid by the Fund

Description	Counterparty	Purchase Date	Maturity Date	Rate	Frequency	Rate	Frequency	Notional Amount (000’s)	Value	Premiums (Received)	Unrealized (Depreciation)

WRITTEN PUT SWAPTIONS
Option to enter into a 2-year Interest Rate Swap	Citigroup Global Markets, Inc.	03/09/22	06/08/22	1.95%	Semi- annually	3-month USD LIBOR	Quarterly	$660	$(10,206)	$(1,848)	$(8,358)

		Received by the Fund		Paid by the Fund

Description	Maturity Date	Rate	Frequency	Rate	Frequency	Notional Amount (000’s)	Value	Premiums Paid	Unrealized Appreciation (Depreciation)

SWAPS: INTEREST RATE
Interest Rate Swap[1]	07/24/53	3-month USD LIBOR	Quarterly	1.81%	Semi-annually	$20	$1,903	$—	$1,903
Interest Rate Swap[1]	07/24/53	3-month USD LIBOR	Quarterly	1.77%	Semi-annually	40	4,097	—	4,097
Interest Rate Swap[1]	07/24/53	3-month USD LIBOR	Quarterly	1.79%	Semi-annually	25	2,496	—	2,496
Interest Rate Swap[1]	09/28/53	3-month USD LIBOR	Quarterly	1.87%	Semi-annually	85	6,757	—	6,757
Interest Rate Swap[1]	07/24/25	1.07%	Semi-annually	3-month USD LIBOR	Quarterly	235	(8,130)	—	(8,130)
Interest Rate Swap[1]	07/24/25	1.03%	Semi-annually	3-month USD LIBOR	Quarterly	470	(16,674)	—	(16,674)
Interest Rate Swap[1]	07/24/25	1.03%	Semi-annually	3-month USD LIBOR	Quarterly	340	(12,011)	—	(12,011)

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 126

Investment Grade Credit Fund

Schedule of Portfolio Investments

March 31, 2022

		Received by the Fund		Paid by the Fund

Description	Maturity Date	Rate	Frequency	Rate	Frequency	Notional Amount (000’s)	Value	Premiums Paid	Unrealized Appreciation (Depreciation)
Interest Rate Swap[1]	09/28/25	1.39%	Semi-annually	3-month USD LIBOR	Quarterly	$1,010	$(27,519)	$—	$(27,519)

TOTAL SWAPS CONTRACTS						$2,225	$(49,081)	$—	$(49,081)

[1]	Centrally cleared.

See accompanying Notes to Financial Statements.

127 / Annual Report March 2022

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

BONDS – 109.81%
ASSET-BACKED SECURITIES — 8.33%**
Access Group, Inc.,
Series 2015-1, Class A
(LIBOR USD 1-Month plus 0.70%)
1.16%	07/25/56[1,2]	$1,187,412	$1,169,254
ACRES Commercial Realty Ltd.,
Series 2021-FL1, Class A
(Cayman Islands)
(LIBOR USD 1-Month plus 1.20%)
1.64%	06/15/36[1,2,3]	3,630,000	3,604,545
AMMC CLO 19 Ltd.,
Series 2016-19A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.14%)
1.38%	10/16/28[1,2,3]	950,038	948,262
AMMC CLO XIII Ltd.,
Series 2013-13A, Class A1R2
(Cayman Islands)
(LIBOR USD 3-Month plus 1.05%)
1.32%	07/24/29[1,2,3]	6,050,000	6,018,480
Barings CLO Ltd.,
Series 2018-3A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 0.95%)
1.20%	07/20/29[1,2,3]	3,023,738	3,006,956
Bayview Commercial Asset Trust,
Series 2005-1A, Class A1
(LIBOR USD 1-Month plus 0.45%)
0.91%	04/25/35[1,2]	123,485	120,199
Brazos Higher Education Authority, Inc.,
Series 2011-1, Class A2
(LIBOR USD 3-Month plus 0.80%)
1.30%	02/25/30[2]	42,097	42,114
Brazos Higher Education Authority, Inc.,
Series 2011-2, Class A3
(LIBOR USD 3-Month plus 1.00%)
1.26%	10/27/36[2]	5,075,000	5,043,380
BSPRT Issuer Ltd.,
Series 2018-FL4, Class AS
(Cayman Islands)
(LIBOR USD 1-Month plus 1.30%)
1.70%	09/15/35[1,2,3]	4,077,718	4,030,290
BSPRT Issuer Ltd.,
Series 2019-FL5, Class AS
(Cayman Islands)
(LIBOR USD 1-Month plus 1.48%)
1.88%	05/15/29[1,2,3]	6,500,000	6,430,639
Canyon Capital CLO Ltd.,
Series 2021-1A, Class X
(Cayman Islands)
(LIBOR USD 3-Month plus 0.80%)
1.04%	04/15/34[1,2,3]	1,350,000	1,345,450
Carvana Auto Receivables Trust,
Series 2022-N1, Class N
4.60%	12/11/28[1]	4,000,000	4,003,729

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
CF Hippolyta, LLC,
Series 2020-1, Class A1
1.69%	07/15/60[1]	$8,468,632	$7,947,884
Education Loan Asset-Backed Trust I,
Series 2013-1, Class A2
(LIBOR USD 1-Month plus 0.80%)
1.26%	04/26/32[1,2]	6,092,103	6,050,948
Goal Capital Funding Trust,
Series 2006-1, Class B
(LIBOR USD 3-Month plus 0.45%)
0.95%	08/25/42[2]	1,739,165	1,634,796
Higher Education Funding I,
Series 2014-1, Class A
(LIBOR USD 3-Month plus 1.05%)
1.55%	05/25/34[1,2]	442,456	442,965
Invitation Homes Trust,
Series 2018-SFR2, Class B
(LIBOR USD 1-Month plus 1.08%)
1.48%	06/17/37[1,2]	5,844,082	5,803,250
J.G. Wentworth XXX LLC,
Series 2013-3A, Class A
4.08%	01/17/73[1]	3,125,924	3,242,482
LCM XXIV Ltd.,
Series 24A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.98%)
1.23%	03/20/30[1,2,3]	4,500,000	4,473,882
LoanCore Issuer Ltd.,
Series 2018-CRE1, Class A
(Cayman Islands)
(LIBOR USD 1-Month plus 1.13%)
1.53%	05/15/28[1,2,3]	2,882,475	2,878,665
Madison Park Funding XIX Ltd.,
Series 2015-19A, Class A1R2
(Cayman Islands)
(LIBOR USD 3-Month plus 0.92%)
1.18%	01/22/28[1,2,3]	6,074,446	6,032,836
Madison Park Funding XVII Ltd.,
Series 2015-17A, Class AR2
(Cayman Islands)
(LIBOR USD 3-Month plus 1.00%)
1.26%	07/21/30[1,2,3]	9,550,000	9,490,312
Magnetite VII Ltd.,
Series 2012-7A, Class A1R2
(Cayman Islands)
(LIBOR USD 3-Month plus 0.80%)
1.04%	01/15/28[1,2,3]	5,310,991	5,275,992
Navient Student Loan Trust,
Series 2015-2, Class A3
(LIBOR USD 1-Month plus 0.57%)
1.03%	11/26/40[2]	4,157,298	4,096,432
Navient Student Loan Trust,
Series 2017-2A, Class A
(LIBOR USD 1-Month plus 1.05%)
1.51%	12/27/66[1,2]	2,499,041	2,507,352

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 128

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Nelnet Student Loan Trust,
Series 2013-1A, Class A
(LIBOR USD 1-Month plus 0.60%)
1.06%	06/25/41[1,2]	$1,848,539	$1,814,201
Nelnet Student Loan Trust,
Series 2014-5A, Class A
(LIBOR USD 1-Month plus 0.55%)
1.01%	07/25/46[1,2]	5,874,282	5,776,208
NYACK Park CLO Ltd.,
Series 2021-1A, Class X
(Cayman Islands)
(LIBOR USD 3-Month plus 0.65%)
0.77%	10/20/34[1,2,3]	3,125,000	3,096,031
Octagon Investment Partners XIV Ltd.,
Series 2012-1A, Class AARR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.95%)
1.19%	07/15/29[1,2,3]	6,000,000	5,968,236
OHA Credit Funding 2 Ltd.,
Series 2019-2A, Class XR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.80%)
1.06%	04/21/34[1,2,3]	1,640,625	1,636,064
Palmer Square CLO Ltd.,
Series 2018-1A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 1.03%)
1.27%	04/18/31[1,2,3]	2,250,000	2,234,138
Palmer Square Loan Funding Ltd.,
Series 2020-2A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 1.00%)
1.25%	04/20/28[1,2,3]	2,285,486	2,278,149
Palmer Square Loan Funding Ltd.,
Series 2021-2A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 0.80%)
1.28%	05/20/29[1,2,3]	1,354,364	1,344,437
PHEAA Student Loan Trust,
Series 2016-1A, Class A
(LIBOR USD 1-Month plus 1.15%)
1.61%	09/25/65[1,2]	5,828,783	5,842,288
Progress Residential Trust,
Series 2020-SFR3, Class F
2.80%	10/17/27[1]	6,980,000	6,337,636
Recette CLO Ltd.,
Series 2015-1A, Class ARR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.08%)
1.33%	04/20/34[1,2,3]	5,100,000	5,033,700
Reese Park CLO Ltd.,
Series 2020-1A, Class XR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.90%)
1.14%	10/15/34[1,2,3]	1,900,000	1,883,603

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Skyline Aircraft Finance LLC,
Series 2021-1, Class A
3.23%	05/10/37[4,5]	$6,394,464	$6,034,776
SLC Student Loan Trust,
Series 2007-1, Class A4
(LIBOR USD 3-Month plus 0.06%)
0.57%	05/15/29[2]	2,611,457	2,575,016
SLM Student Loan Trust,
Series 2003-10A, Class A3
(LIBOR USD 3-Month plus 0.47%)
1.30%	12/15/27[1,2]	270,838	270,784
SLM Student Loan Trust,
Series 2003-11, Class A6
(LIBOR USD 3-Month plus 0.55%)
1.38%	12/15/25[1,2]	890,047	888,568
SLM Student Loan Trust,
Series 2008-4, Class A4
(LIBOR USD 3-Month plus 1.65%)
1.91%	07/25/22[2]	3,516,294	3,529,101
SLM Student Loan Trust,
Series 2008-6, Class A4
(LIBOR USD 3-Month plus 1.10%)
1.36%	07/25/23[2]	2,426,302	2,397,499
SLM Student Loan Trust,
Series 2012-2, Class A
(LIBOR USD 1-Month plus 0.70%)
1.16%	01/25/29[2]	2,111,697	2,053,375
SLM Student Loan Trust,
Series 2012-7, Class A3
(LIBOR USD 1-Month plus 0.65%)
1.11%	05/26/26[2]	8,281,691	8,105,567
SLM Student Loan Trust,
Series 2013-4, Class A
(LIBOR USD 1-Month plus 0.55%)
1.01%	06/25/43[2]	2,429,304	2,390,460
SLM Student Loan Trust,
Series 2014-1, Class A3
(LIBOR USD 1-Month plus 0.60%)
1.06%	02/26/29[2]	3,907,713	3,778,130
Student Loan Consolidation Center Student Loan Trust I,
Series 2002-2, Class B2
(28 Day Auction Rate plus 0.00%)
1.61%	07/01/42[1,2]	2,900,000	2,671,877
Tricon American Homes Trust,
Series 2017-SFR2, Class A
2.93%	01/17/36[1]	10,967,613	10,890,909
Tricon American Homes Trust,
Series 2017-SFR2, Class B
3.28%	01/17/36[1]	9,017,000	8,934,665
TRTX Issuer Ltd.,
Series 2019-FL3, Class A
(Cayman Islands)
(SOFR30A plus 1.26%)
1.31%	10/15/34[1,2,3]	8,552,513	8,532,510

See accompanying Notes to Financial Statements.

129 / Annual Report March 2022

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Voya CLO,
Series 2017-2A, Class A1R
(Cayman Islands)
(LIBOR USD 3-Month plus 0.98%)
1.22%	06/07/30[1,2,3]	$5,850,000	$5,808,523

Total Asset-Backed Securities (Cost $209,583,201)			207,747,545

BANK LOANS — 2.71%*
Automotive — 0.02%
Clarios Global LP,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
3.71%	04/30/26[2]	507,125	501,546

Communications — 0.58%
CenturyLink, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
2.71%	03/15/27[2]	2,914,546	2,841,464
Charter Communications Operating LLC,
Term Loan B2, 1st Lien
(LIBOR plus 1.75%)
2.21%	02/01/27[2]	244,361	242,648
CSC Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
2.65%	07/17/25[2]	444,171	438,066
Term Loan B5, 1st Lien
(LIBOR plus 2.50%)
2.90%	04/15/27[2]	246,851	243,025
Diamond Sports Group, LLC,
Term Loan, 1st Lien
(LIBOR plus 8.00%)
9.00%	05/25/26[2]	209,299	212,889
DIRECTV Financing LLC,
Term Loan, 1st Lien
(LIBOR plus 5.00%)
5.75%	08/02/27[2]	1,193,750	1,193,983
Intelsat Jackson Holdings SA,
Term Loan (Luxembourg)
(SOFR plus 4.42%)
4.92%	02/01/29[2,3]	3,133,588	3,087,806
Level 3 Parent LLC,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
2.21%	03/01/27[2]	3,950,000	3,881,803
Zayo Group Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.00%)
3.46%	03/09/27[2]	2,462,632	2,400,044

			14,541,728

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)
Consumer Discretionary — 0.36%
AI Aqua Merger Sub, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.00%)
4.00%	07/31/28[2,6]	$1,629,630	$1,614,865
Four Seasons Hotels, Ltd.,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
2.21%	11/30/23[2]	2,685,827	2,681,207
Naked Juice, LLC,
Term Loan
(SOFR plus 3.25%)
4.00%	01/24/29[2]	3,250,000	3,203,574
Sunshine Luxembourg VII SARL,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.76%	10/01/26[2]	1,567,085	1,559,007

			9,058,653

Electric — 0.01%
Vistra Operations Co., LLC,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
2.19%	12/31/25[2]	47,463	47,048
2.21%	12/31/25[2]	196,374	194,656

			241,704

Finance — 0.18%
Jane Street Group LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
3.21%	01/26/28[2]	746,222	737,674
Mozart Borrower, LP,
Term Loan B
(LIBOR plus 3.25%)
3.75%	10/23/28[2]	2,525,000	2,502,742
Setanta Aircraft Leasing DAC,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
3.01%	11/05/28[2]	1,315,000	1,297,471

			4,537,887

Food — 0.17%
Chobani LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.50%	10/25/27[2]	2,643,291	2,606,127
Hostess Brands LLC,
Term Loan, 1st Lien
(LIBOR plus 2.25%)
3.00%	08/03/25[2]	1,686,894	1,668,068

			4,274,195

Gaming — 0.08%
Caesars Resort Collection LLC,
Term Loan, 1st Lien
(LIBOR plus 2.75%)
3.21%	12/23/24[2]	3,231	3,218

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 130

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)
Gaming (continued)
Golden Nugget, LLC,
Term Loan B, 1st Lien
(SOFR plus 4.00%)
4.50%	01/27/29[2]	$1,950,000	$1,942,814

			1,946,032

Health Care — 0.48%
Avantor Funding, Inc.,
Term Loan B5, 1st Lien
(LIBOR plus 2.25%)
2.75%	11/08/27[2]	1,584,040	1,574,140
Change Healthcare Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
3.50%	03/01/24[2]	870,019	866,430
Elanco Animal Health, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.98%	08/01/27[2]	2,859,992	2,819,552
Embecta Corp.,
Term Loan B
(SOFR plus 3.00%)
3.65%	01/27/29[2]	2,478,261	2,449,278
Endo Luxembourg Finance Co.,
Term Loan B, 1st Lien
(LIBOR plus 5.00%)
5.75%	03/27/28[2]	1,585,995	1,490,010
Grifols Worldwide Operations USA, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
2.46%	11/15/27[2]	231,389	227,831
Jazz Financing Lux SARL,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.00%	05/05/28[2]	2,488,232	2,482,174

			11,909,415

Industrials — 0.13%
Berry Global, Inc.,
Term Loan Z, 1st Lien
(LIBOR plus 1.75%)
2.07%	07/01/26[2]	2,911,775	2,875,829
TransDigm, Inc.,
Term Loan E, 1st Lien
(LIBOR plus 2.25%)
2.71%	05/30/25[2]	391,000	384,646

			3,260,475

Information Technology — 0.36%
AthenaHealth Group, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.50%)
4.00%	02/15/29[2,7]	2,137,681	2,118,976
Azalea Topco, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.75%)
3.75%	07/24/26[2]	1,500,000	1,487,812

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)
Information Technology (continued)
Entegris, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.00%)
3.00%	03/02/29[2]	$410,000	$409,574
Gainwell Acquisition Corp.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
5.01%	10/01/27[2]	648,359	648,359
IQVIA, Inc.,
Term Loan B1, 1st Lien
(LIBOR plus 1.75%)
2.21%	03/07/24[2]	428,968	426,556
NortonLifeLock, Inc.,
Term Loan B, 1st Lien
(SOFR plus 2.00%)
2.00%	01/28/29[2]	3,000,000	2,966,880
Scientific Games International, Inc.,
Term Loan B5, 1st Lien
(LIBOR plus 2.75%)
3.21%	08/14/24[2]	997,403	994,914

			9,053,071

Insurance — 0.08%
Acrisure LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
3.96%	02/15/27[2]	1,969,975	1,946,177

Retail — 0.06%
AmWINS Group, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
3.00%	02/19/28[2]	437,785	431,218
Whatabrands LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
3.75%	08/03/28[2]	997,500	986,802

			1,418,020

Services — 0.19%
Amentum Government Services Holdings, LLC,
Term Loan B, 1st Lien
(SOFR plus 4.00%)
4.78%	02/15/29[2]	1,588,703	1,578,773
(SOFR plus 4.50%)
4.50%	02/15/29[2]	1,411,297	1,402,477
GFL Environmental, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
3.50%	05/30/25[2]	651,845	650,421
Trans Union LLC,
Term Loan B6
(LIBOR plus 2.25%)
2.75%	12/01/28[2]	1,246,412	1,239,139

			4,870,810

See accompanying Notes to Financial Statements.

131 / Annual Report March 2022

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)
Transportation — 0.01%
American Airlines, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
2.20%	01/29/27[2]	$173,727	$163,086

Total Bank Loans
(Cost $67,443,595)			67,722,799

CORPORATES — 31.51%*
Banking — 8.67%
Bank of America Corp.
1.73%	07/22/27[8]	10,000,000	9,299,039
2.88%	04/24/23[8]	3,000,000	3,000,937
Bank of America Corp.
(MTN)
3.38%	04/02/26[8]	26,972,000	26,940,411
3.46%	03/15/25[8]	6,773,000	6,817,342
Credit Suisse Group AG
(Switzerland)
1.31%	02/02/27[1,3,8]	2,000,000	1,788,596
2.59%	09/11/25[1,3,8]	9,715,000	9,375,869
3.80%	06/09/23[3]	1,170,000	1,181,350
3.87%	01/12/29[1,3,8]	2,605,000	2,550,208
DNB Bank ASA
(Norway)
0.86%	09/30/25[1,3,8]	8,340,000	7,904,701
HSBC Holdings PLC
(United Kingdom)
3.00%	03/10/26[3,8]	23,710,000	23,256,774
ING Groep NV
(Netherlands)
3.87%	03/28/26[3,8]	645,000	648,467
JPMorgan Chase & Co.
0.70%	03/16/24[8]	6,581,000	6,461,070
0.77%	08/09/25[8]	2,535,000	2,405,878
0.97%	06/23/25[8]	9,244,000	8,831,573
4.02%	12/05/24[8]	20,520,000	20,857,266
Lloyds Banking Group PLC
(United Kingdom)
3.51%	03/18/26[3,8]	3,370,000	3,354,557
3.87%	07/09/25[3,8]	5,501,000	5,562,145
Macquarie Group Ltd.
(Australia)
1.20%	10/14/25[1,3,8]	5,880,000	5,562,470
1.34%	01/12/27[1,3,8]	3,425,000	3,124,748
3.19%	11/28/23[1,3,8]	3,960,000	3,967,545
NatWest Group PLC
(United Kingdom)
3.50%	05/15/23[3,8]	11,639,000	11,655,871
Santander UK Group Holdings PLC
(United Kingdom)
3.37%	01/05/24[3,8]	320,000	321,097
4.80%	11/15/24[3,8]	13,000,000	13,301,588
Santander UK PLC
(United Kingdom)
5.00%	11/07/23[1,3]	1,000,000	1,024,500

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Banking (continued)
UBS AG
(Switzerland)
0.70%	08/09/24[1,3]	$1,820,000	$1,725,940
(SOFR Rate plus 0.45%)
0.63%	08/09/24[1,2,3]	4,000,000	3,971,893
Wells Fargo & Co.
(MTN)
2.39%	06/02/28[8]	2,000,000	1,893,481
3.53%	03/24/28[8]	29,700,000	29,669,049

			216,454,365

Communications — 1.98%
AT&T, Inc.
2.30%	06/01/27	1,600,000	1,527,360
2.55%	12/01/33	1,599,000	1,423,802
(LIBOR USD 3-Month plus 1.18%)
1.98%	06/12/24[2]	475,000	482,050
Charter Communications Operating LLC/Charter
Communications Operating Capital
4.50%	02/01/24	1,720,000	1,760,386
Cox Communications, Inc.
3.15%	08/15/24[1]	1,199,000	1,201,784
7.63%	06/15/25	900,000	1,009,792
Level 3 Financing, Inc.
3.40%	03/01/27[1]	1,330,000	1,255,759
Qwest Corp.
7.25%	09/15/25	4,665,000	5,096,513
SES SA
(Luxembourg)
3.60%	04/04/23[1,3]	4,820,000	4,848,248
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC
4.74%	03/20/25[1]	9,837,000	10,047,816
5.15%	03/20/28[1]	3,675,000	3,873,264
T-Mobile USA, Inc.
2.25%	02/15/26	3,091,000	2,916,049
3.50%	04/15/25	645,000	651,166
3.75%	04/15/27	6,325,000	6,373,179
3.88%	04/15/30	3,810,000	3,830,049
Vodafone Group PLC
(United Kingdom)
4.13%	05/30/25[3]	3,000,000	3,089,895

			49,387,112

Consumer Discretionary — 2.44%
Bacardi Ltd.
(Bermuda)
4.45%	05/15/25[1,3]	6,030,000	6,177,647
BAT Capital Corp.
3.22%	08/15/24	2,140,000	2,139,748
3.56%	08/15/27	9,265,000	9,019,256
Constellation Brands, Inc.
3.20%	02/15/23	5,000,000	5,034,128
GSK Consumer Healthcare Capital U.S., LLC
3.38%	03/24/27[1]	9,350,000	9,360,396

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 132

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Consumer Discretionary (continued)
Hyatt Hotels Corp.
1.30%	10/01/23	$4,655,000	$4,539,599
Imperial Brands Finance PLC
(United Kingdom)
3.13%	07/26/24[1,3]	1,106,000	1,096,810
3.75%	07/21/22[1,3]	3,921,000	3,933,930
4.25%	07/21/25[1,3]	5,205,000	5,250,201
Magallanes, Inc.
3.76%	03/15/27[1]	14,400,000	14,381,354

			60,933,069

Electric — 2.44%
Alliant Energy Finance LLC
1.40%	03/15/26[1]	6,540,000	5,958,461
American Electric Power Co., Inc.
2.03%	03/15/24	6,880,000	6,767,404
Black Hills Corp.
4.25%	11/30/23	4,050,000	4,117,303
Dominion Energy, Inc.
2.45%	01/15/23[1]	5,000,000	5,004,038
Dominion Energy, Inc.,
Series A
3.30%	03/15/25	4,600,000	4,638,596
Evergy Metro, Inc.
3.65%	08/15/25	1,613,000	1,639,303
Eversource Energy
2.90%	03/01/27	6,425,000	6,304,962
Exelon Corp.
2.75%	03/15/27[1]	5,165,000	5,033,375
Jersey Central Power & Light Co.
4.30%	01/15/26[1]	1,868,000	1,909,043
4.70%	04/01/24[1]	8,348,000	8,539,114
NextEra Energy Capital Holdings, Inc.
2.94%	03/21/24	10,020,000	10,025,287
Pennsylvania Electric Co.
4.15%	04/15/25[1]	500,000	508,239
Tucson Electric Power Co.
3.85%	03/15/23	530,000	538,042

			60,983,167

Energy — 1.00%
Energy Transfer LP
4.05%	03/15/25	2,610,000	2,645,290
4.75%	01/15/26	2,000,000	2,076,978
4.90%	02/01/24	4,292,000	4,400,199
5.95%	12/01/25	2,520,000	2,697,939
Petroleos Mexicanos
(Mexico)
6.70%	02/16/32[3]	6,259,000	5,961,697
Plains All American Pipeline LP/PAA Finance Corp.
4.50%	12/15/26	3,017,000	3,098,691
Ruby Pipeline LLC
8.00%	04/01/22[1,4,5]	2,254,091	2,096,305
Southern Co. Gas Capital Corp.
3.88%	11/15/25	1,950,000	1,986,938

			24,964,037

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Finance — 5.04%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
(Ireland)
2.45%	10/29/26[3]	$500,000	$462,461
3.15%	02/15/24[3]	6,300,000	6,204,033
4.88%	01/16/24[3]	718,000	727,481
Air Lease Corp.
2.20%	01/15/27	4,835,000	4,475,635
Air Lease Corp.
(MTN)
0.70%	02/15/24	1,250,000	1,194,670
American Express Co.
2.25%	03/04/25	6,440,000	6,325,336
Avolon Holdings Funding Ltd.
(Cayman Islands)
2.53%	11/18/27[1,3]	3,608,000	3,193,547
Capital One Financial Corp.
2.64%	03/03/26[8]	5,150,000	5,048,185
Citigroup, Inc.
0.98%	05/01/258	6,270,000	5,985,336
3.11%	04/08/26[8]	8,025,000	7,970,197
3.35%	04/24/25[8]	17,240,000	17,290,070
Daimler Finance North America LLC
1.75%	03/10/23[1]	2,470,000	2,458,189
Discover Financial Services
5.20%	04/27/22	2,558,000	2,564,745
Ford Motor Credit Co. LLC
(LIBOR USD 3-Month plus 1.08%)
1.38%	08/03/22[2]	2,700,000	2,691,225
Goldman Sachs Group, Inc. (The)
2.91%	07/24/23[8]	6,814,000	6,824,180
Morgan Stanley
2.48%	01/21/28[8]	5,000,000	4,770,149
Morgan Stanley
(GMTN)
0.79%	01/22/25[8]	7,760,000	7,454,209
Morgan Stanley
(MTN)
0.53%	01/25/24[8]	17,835,000	17,548,908
2.72%	07/22/25[8]	7,270,000	7,194,990
Nationwide Building Society
(United Kingdom)
3.62%	04/26/23[1,3,8]	8,205,000	8,206,750
3.77%	03/08/24[1,3,8]	6,730,000	6,769,835
Park Aerospace Holdings Ltd.
(Cayman Islands)
4.50%	03/15/23[1,3]	365,000	367,772

			125,727,903

Food — 0.51%
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
(Canada)
3.00%	02/02/29[1,3]	5,590,000	5,192,871
Kraft Heinz Foods Co.
3.88%	05/15/27	7,500,000	7,620,493

			12,813,364

See accompanying Notes to Financial Statements.

133 / Annual Report March 2022

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Health Care — 3.65%
AbbVie, Inc.
3.25%	10/01/22	$1,500,000	$1,507,617
3.85%	06/15/24	2,500,000	2,550,754
Aetna, Inc.
3.50%	11/15/24	3,136,000	3,172,410
Baxter International, Inc.
0.87%	12/01/23[1]	3,830,000	3,709,151
Bayer U.S. Finance II LLC
2.20%	07/15/22[1]	1,455,000	1,454,999
2.85%	04/15/25[1]	4,665,000	4,559,478
4.25%	12/15/25[1]	1,000,000	1,017,967
Bayer U.S. Finance LLC
3.38%	10/08/24[1]	5,540,000	5,539,728
Becton Dickinson and Co.
3.73%	12/15/24	3,000,000	3,051,225
Boston Scientific Corp.
1.90%	06/01/25	2,500,000	2,400,949
Cigna Corp.
3.75%	07/15/23	2,166,000	2,198,581
CommonSpirit Health
2.76%	10/01/24	5,400,000	5,358,057
CVS Health Corp.
2.88%	06/01/26	4,330,000	4,292,703
Dignity Health
3.13%	11/01/22	1,140,000	1,148,723
Fresenius U.S. Finance II, Inc.
4.50%	01/15/23[1]	5,205,000	5,272,668
HCA, Inc.
3.13%	03/15/27[1]	2,510,000	2,456,450
5.00%	03/15/24	10,450,000	10,834,205
5.25%	04/15/25	1,500,000	1,580,360
HCA, Inc.
(MTN)
7.58%	09/15/25	1,100,000	1,219,874
Humana, Inc.
0.65%	08/03/23	7,130,000	6,958,290
3.15%	12/01/22	2,000,000	2,012,976
3.85%	10/01/24	3,990,000	4,056,731
PerkinElmer, Inc.
0.85%	09/15/24	6,880,000	6,534,829
Royalty Pharma PLC
(United Kingdom)
0.75%	09/02/23[3]	5,275,000	5,124,762
Tenet Healthcare Corp.
4.63%	09/01/24[1]	3,000,000	3,024,231

			91,037,718

Industrials — 1.23%
Artera Services LLC
9.03%	12/04/25[1]	2,500,000	2,500,945
BAE Systems Holdings, Inc.
3.85%	12/15/25[1]	2,910,000	2,923,434
Berry Global, Inc.
0.95%	02/15/24	1,405,000	1,345,405
1.65%	01/15/27	2,000,000	1,825,001
4.88%	07/15/26[1]	1,365,000	1,380,302

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Industrials (continued)
Boeing Co. (The)
1.17%	02/04/23	$5,750,000	$5,686,003
General Electric Co.
(MTN)
(LIBOR USD 3-Month plus 0.38%)
0.70%	05/05/26[2]	7,235,000	7,123,403
(LIBOR USD 3-Month plus 0.48%)
0.99%	08/15/36[2]	2,182,000	1,879,579
Sydney Airport Finance Co. Pty Ltd.
(Australia)
3.90%	03/22/23[1,3]	5,920,000	5,990,524

			30,654,596

Information Technology — 1.35%
Netflix, Inc.
3.63%	06/15/25[1]	3,207,000	3,228,038
5.88%	02/15/25	1,885,000	2,013,626
NXP BV/NXP Funding LLC
(Netherlands)
4.63%	06/01/23[1,3]	6,745,000	6,845,863
Oracle Corp.
2.80%	04/01/27	9,385,000	8,996,181
Skyworks Solutions, Inc.
0.90%	06/01/23	6,340,000	6,201,765
VMware, Inc.
1.00%	08/15/24	6,690,000	6,379,117

			33,664,590

Insurance — 1.32%
Aon Corp./Aon Global Holdings PLC
2.85%	05/28/27	3,160,000	3,098,177
Athene Global Funding
2.51%	03/08/24[1]	2,935,000	2,891,937
(SOFR Rate plus 0.70%)
0.91%	05/24/24[1,2]	5,005,000	4,942,875
Equitable Financial Life Global Funding
0.80%	08/12/24[1]	3,655,000	3,465,352
Farmers Insurance Exchange
8.63%	05/01/24[1]	5,000,000	5,467,860
MMI Capital Trust I,
Series B
7.63%	12/15/27	2,000,000	2,348,046
Nationwide Mutual Insurance Co.
3.12%	12/15/24[1,8]	5,550,000	5,553,827
Teachers Insurance & Annuity Association of America
4.38%	09/15/54[1,8]	1,600,000	1,594,722
Trinity Acquisition PLC
(United Kingdom)
4.63%	08/15/23[3]	3,410,000	3,489,488

			32,852,284

Materials — 0.06%
International Flavors & Fragrances, Inc.
0.70%	09/15/22[1]	1,490,000	1,483,217

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 134

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Real Estate Investment Trust (REIT) — 1.44%
American Campus Communities Operating Partnership LP
3.75%	04/15/23	$7,374,000	$7,439,307
CyrusOne LP/CyrusOne Finance Corp.
2.90%	11/15/24	6,440,000	6,457,678
Federal Realty Investment Trust
7.48%	08/15/26	1,850,000	2,088,527
GLP Capital LP/GLP Financing II, Inc.
3.35%	09/01/24	1,197,000	1,196,282
5.38%	11/01/23	7,868,000	8,079,449
Healthpeak Properties, Inc.
4.00%	06/01/25	3,455,000	3,515,804
Kilroy Realty LP
3.45%	12/15/24	5,863,000	5,881,531
MGM Growth Properties Operating Partnership LP/MGP Finance Co.-Issuer, Inc.
4.63%	06/15/25[1]	675,000	683,556
SL Green Operating Partnership LP
3.25%	10/15/22	645,000	645,240

			35,987,374

Retail — 0.09%
Alimentation Couche-Tard, Inc.
(Canada)
3.55%	07/26/27[1,3]	2,175,000	2,163,614

Services — 0.15%
Global Payments, Inc.
1.50%	11/15/24	3,835,000	3,667,342

Transportation — 0.14%
Canadian Pacific Railway Co.
(Canada)
1.35%	12/02/24[3]	2,315,000	2,224,451
Delta Air Lines Pass-Through Trust,
Series 2020-1, Class AA
2.00%	06/10/28	1,429,185	1,311,851
Northwest Airlines Pass-Through Trust,
Series 2001-1, Class A-1
7.04%	04/01/22	53,084	53,349

			3,589,651

Total Corporates
(Cost $807,276,197)			786,363,403

MORTGAGE-BACKED — 41.32%**

Non-Agency Commercial Mortgage-Backed — 8.43%
BANK,
Series 2018-BN14, Class A2
4.13%	09/15/60	5,414,830	5,490,260
BXMT Ltd.,
Series 2020-FL2, Class A
(Cayman Islands)
(SOFR30A plus 1.01%)
1.06%	02/15/38[1,2,3]	7,000,000	6,965,506
CFCRE Commercial Mortgage Trust,
Series 2016-C4, Class ASB
3.09%	05/10/58	2,782,649	2,788,337

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Commercial Mortgage-Backed (continued)
Citigroup Commercial Mortgage Trust,
Series 2017-C4, Class A2
3.19%	10/12/50	$10,912,761	$10,942,422
Commercial Mortgage Trust,
Series 2013-CR7, Class XA (IO)
1.17%	03/10/46[8]	23,583,249	184,702
Commercial Mortgage Trust,
Series 2014-CR15, Class ASB
3.60%	02/10/47	2,339,958	2,360,734
Commercial Mortgage Trust,
Series 2014-CR20, Class A3
3.33%	11/10/47	6,389,770	6,360,549
Commercial Mortgage Trust,
Series 2015-PC1, Class A4
3.62%	07/10/50	7,840,576	7,857,498
Commercial Mortgage Trust,
Series 2016-DC2, Class ASB
3.55%	02/10/49	197,207	199,137
Credit Suisse Mortgage Capital Certificates,
Series 2019-ICE4, Class A
(LIBOR USD 1-Month plus 0.98%)
1.38%	05/15/36[1,2]	11,094,800	11,022,720
Great Wolf Trust,
Series 2019-WOLF, Class A
(LIBOR USD 1-Month plus 1.03%)
1.43%	12/15/36[1,2]	8,884,000	8,775,719
GS Mortgage Securities Corp. II,
Series 2018-GS10, Class A1
3.20%	07/10/51	2,437,552	2,445,524
GS Mortgage Securities Corp. Trust,
Series 2019-70P, Class A
(LIBOR USD 1-Month plus 1.00%)
1.40%	10/15/36[1,2]	10,000,000	9,896,542
GS Mortgage Securities Trust,
Series 2011-GC5, Class AS
5.16%	08/10/44[1,8]	3,637,805	3,646,830
GS Mortgage Securities Trust,
Series 2012-ALOH, Class A
3.55%	04/10/34[1]	20,500,000	20,491,033
GS Mortgage Securities Trust,
Series 2018-GS9, Class A2
3.84%	03/10/51	9,148,221	9,202,651
Independence Plaza Trust,
Series 2018-INDP, Class B
3.91%	07/10/35[1]	10,000,000	9,870,115
Irvine Core Office Trust,
Series 2013-IRV, Class A1
2.07%	05/15/48[1]	3,533,330	3,536,628
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2012-C8, Class ASB
2.38%	10/15/45	99,037	99,001
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2012-CBX, Class A4FX
3.48%	06/15/45[1]	1,084,909	1,084,834

See accompanying Notes to Financial Statements.

135 / Annual Report March 2022

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Commercial Mortgage-Backed (continued)
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2013-LC11, Class XA (IO)
1.23%	04/15/46[8]	$28,985,820	$257,474
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2014-C20, Class A4A2
3.54%	07/15/47[1]	4,545,626	4,460,406
LoanCore Issuer Ltd.,
Series 2019-CRE3, Class A
(Cayman Islands)
(LIBOR USD 1-Month plus 1.05%)
1.45%	04/15/34[1,2,3]	8,274,119	8,240,745
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C12, Class XA (IO)
0.57%	10/15/46[8]	46,029,832	281,268
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C21, Class XA (IO)
0.86%	03/15/48[8]	33,744,160	665,733
New York City Housing Development Corp.,
Series A - 8SPR, Class A (STEP-reset date 05/15/22)
3.71%	02/15/48	8,000,000	8,196,064
One Lincoln Street Commercial Mortgage,
Series 2004-C3, Class A1
5.72%	10/15/30[1,8]	6,004,228	6,223,902
One Market Plaza Trust,
Series 2017-1MKT, Class A
3.61%	02/10/32[1]	8,500,000	8,470,051
One Market Plaza Trust,
Series 2017-1MKT, Class E
4.14%	02/10/32[1]	4,520,000	4,437,355
One New York Plaza Trust,
Series 2020-1NYP, Class A
(LIBOR USD 1-Month plus 0.95%)
1.35%	01/15/36[1,2]	3,240,000	3,190,879
UBS Commercial Mortgage Trust,
Series 2018-C11, Class A2
3.99%	06/15/51	775,890	779,761
UBS Commercial Mortgage Trust,
Series 2018-C12, Class A2
4.15%	08/15/51	12,889,000	13,044,783
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC16, Class A4
3.55%	08/15/50	12,980,214	12,843,896
WF-RBS Commercial Mortgage Trust,
Series 2012-C7, Class A2
3.43%	06/15/45	2,439,660	2,436,942
WF-RBS Commercial Mortgage Trust,
Series 2012-C9, Class AS
3.39%	11/15/45	7,911,000	7,955,873
WF-RBS Commercial Mortgage Trust,
Series 2013-C18, Class A4
3.90%	12/15/46	5,666,501	5,675,448

			210,381,322

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed — 12.71%
Accredited Mortgage Loan Trust,
Series 2007-1, Class A4
(LIBOR USD 1-Month plus 0.22%)
0.68%	02/25/37[2]	$3,221,423	$3,226,939
ACE Securities Corp. Home Equity Loan Trust,
Series 2006-OP1, Class A2D
(LIBOR USD 1-Month plus 0.48%)
0.94%	04/25/36[2]	8,264,062	7,952,860
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass- Through Certificates,
Series 2005-R1, Class M3
(LIBOR USD 1-Month plus 0.80%)
1.25%	03/25/35[2]	2,289,945	2,289,945
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass- Through Certificates,
Series 2005-R9, Class M1
(LIBOR USD 1-Month plus 0.71%)
1.16%	11/25/35[2]	11,746,913	11,661,034
Amresco Residential Securities Corp. Mortgage Loan Trust,
Series 1998-1, Class A5 (STEP-reset date 05/25/22)
7.53%	10/25/27	2,498	2,542
Argent Securities, Inc., Asset-Backed Pass-Through
Certificates,
Series 2005-W2, Class M1
(LIBOR USD 1-Month plus 0.74%)
1.19%	10/25/35[2]	7,915,250	7,859,893
Asset-Backed Securities Corp. Home Equity Loan Trust,
Series 2006-HE3, Class A5
(LIBOR USD 1-Month plus 0.54%)
1.00%	03/25/36[2]	2,887,479	2,861,768
Banc of America Alternative Loan Trust,
Series 2003-8, Class 1CB1
5.50%	10/25/33	4,061,222	4,021,240
Bear Stearns ALT-A Trust,
Series 2004-10, Class M1
(LIBOR USD 1-Month plus 0.90%)
1.36%	09/25/34[2]	3,063,426	3,063,426
Bear Stearns ALT-A Trust,
Series 2005-2, Class 1M1
(LIBOR USD 1-Month plus 0.75%)
1.21%	03/25/35[2]	1,715,116	1,712,059
Bear Stearns ARM Trust,
Series 2004-3, Class 4A
2.71%	07/25/34[8]	313,651	306,214
BNC Mortgage Loan Trust,
Series 2007-1, Class A4
(LIBOR USD 1-Month plus 0.16%)
0.62%	03/25/37[2]	5,714,667	5,557,769
Chase Funding Trust,
Series 2002-2, Class 2A1
(LIBOR USD 1-Month plus 0.50%)
0.96%	05/25/32[2]	1,897,930	1,873,003
Chase Mortgage Finance Trust,
Series 2007-A1, Class 8A1
2.40%	02/25/37[8]	3,392,488	3,475,738

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 136

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Chase Mortgage Finance Trust,
Series 2007-A2, Class 2A3
2.38%	06/25/35[8]	$597,548	$603,426
Chevy Chase Mortgage Funding LLC, Mortgage-Backed Certificates,
Series 2005-2A, Class A1
(LIBOR USD 1-Month plus 0.18%)
0.64%	05/25/36[1,2]	464,023	435,015
CIM Trust,
Series 2018-R6, Class A1
(LIBOR USD 1-Month plus 1.08%)
1.31%	09/25/58[1,2]	4,790,809	4,693,036
CIM Trust,
Series 2021-R3, Class A1A
1.95%	06/25/57[1,8]	9,313,241	9,034,664
Citigroup Mortgage Loan Trust, Inc.,
Series 2004-HYB1, Class A41
2.66%	02/25/34[8]	452	455
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-WFH2, Class M2
(LIBOR USD 1-Month plus 0.42%)
0.88%	08/25/36[2]	10,113,000	9,969,925
Countrywide Asset-Backed Certificates Trust,
Series 2005-AB2, Class M1
(LIBOR USD 1-Month plus 0.71%)
1.16%	09/25/35[2]	9,002,216	8,824,117
Countrywide Asset-Backed Certificates Trust,
Series 2006-14, Class 2A3
(LIBOR USD 1-Month plus 0.24%)
0.70%	02/25/37[2]	3,073,701	2,980,760
Countrywide Asset-Backed Certificates Trust,
Series 2006-4, Class M1
(LIBOR USD 1-Month plus 0.53%)
0.98%	07/25/36[2]	5,746,924	5,683,623
Countrywide Asset-Backed Certificates Trust,
Series 2007-8, Class 1A1
(LIBOR USD 1-Month plus 0.19%)
0.65%	11/25/37[2]	8,935,224	8,663,105
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2004-14, Class 4A1
2.45%	08/25/34[8]	7,547	7,547
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2004-AR1, Class 5A1
2.35%	02/25/34[8]	492,036	507,982
Credit-Based Asset Servicing and Securitization LLC,
Series 2007-CB4, Class A1A
(LIBOR USD 1-Month plus 0.09%)
0.55%	04/25/37[2]	1,701,367	1,626,369
Credit-Based Asset Servicing and Securitization LLC,
Series 2007-CB5, Class A1
(LIBOR USD 1-Month plus 0.06%)
0.52%	04/25/37[2]	2,119,522	1,485,053
DSLA Mortgage Loan Trust,
Series 2005-AR2, Class 2A1A
(LIBOR USD 1-Month plus 0.42%)
0.87%	03/19/45[2]	361,576	351,548

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Encore Credit Receivables Trust,
Series 2005-3, Class M4
(LIBOR USD 1-Month plus 0.90%)
1.36%	10/25/35[2]	$7,017,000	$7,024,603
First Franklin Mortgage Loan Trust,
Series 2004-FF5, Class A3C
(LIBOR USD 1-Month plus 1.00%)
1.46%	08/25/34[2]	482,694	481,343
First Franklin Mortgage Loan Trust,
Series 2005-FF8, Class M2
(LIBOR USD 1-Month plus 0.78%)
1.24%	09/25/35[2]	3,126,638	3,124,195
First Franklin Mortgage Loan Trust,
Series 2006-FF5, Class 2A5 (PO)
0.00%	04/25/36[9]	2,865,060	2,850,603
First Horizon Alternative Mortgage Securities Trust,
Series 2004-AA3, Class A1
2.37%	09/25/34[8]	1,978	1,943
GMACM Home Equity Loan Trust,
Series 2000-HE2, Class A1
(LIBOR USD 1-Month plus 0.44%)
0.54%	06/25/30[2]	68,033	65,689
GSAMP Trust,
Series 2005-HE4, Class M3
(LIBOR USD 1-Month plus 0.78%)
1.24%	07/25/45[2]	1,944,183	1,936,644
GSAMP Trust,
Series 2006-HE2, Class M1
(LIBOR USD 1-Month plus 0.48%)
0.94%	03/25/46[2]	5,966,155	5,904,734
GSAMP Trust,
Series 2006-NC1, Class A3
(LIBOR USD 1-Month plus 0.58%)
1.04%	02/25/36[2]	1,525,714	1,524,410
GSR Mortgage Loan Trust,
Series 2005-AR7, Class 2A1
2.80%	11/25/35[8]	136,696	134,035
Impac CMB Trust,
Series 2005-5, Class A1
(LIBOR USD 1-Month plus 0.32%)
1.10%	08/25/35[2]	1,130,077	1,095,974
IndyMac Index Mortgage Loan Trust,
Series 2004-AR12, Class A1
(LIBOR USD 1-Month plus 0.78%)
1.24%	12/25/34[2]	182,772	152,939
IndyMac Index Mortgage Loan Trust,
Series 2004-AR8, Class 2A2A
(LIBOR USD 1-Month plus 0.80%)
1.26%	11/25/34[2]	501,293	480,825
IndyMac Manufactured Housing Contract Pass-Through Certificates,
Series 1998-1, Class A4
6.49%	09/25/28	254,117	262,159

See accompanying Notes to Financial Statements.

137 / Annual Report March 2022

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
JPMorgan Mortgage Acquisition Trust,
Series 2005-FRE1, Class M1
(LIBOR USD 1-Month plus 0.62%)
1.07%	10/25/35[2]	$6,169,279	$6,184,789
JPMorgan Mortgage Acquisition Trust,
Series 2006-NC1, Class M1
(LIBOR USD 1-Month plus 0.48%)
0.94%	04/25/36[2]	5,985,653	5,937,045
JPMorgan Mortgage Acquisition Trust,
Series 2007-CH4, Class M1
(LIBOR USD 1-Month plus 0.23%)
0.69%	05/25/37[2]	14,750,000	14,315,790
JPMorgan Mortgage Acquisition Trust,
Series 2007-CH5, Class A1
(LIBOR USD 1-Month plus 0.16%)
0.62%	06/25/37[2]	15,229,718	15,156,773
JPMorgan Mortgage Acquisition Trust,
Series 2007-HE1, Class AV4
(LIBOR USD 1-Month plus 0.28%)
0.74%	03/25/47[2]	50,000	48,425
JPMorgan Mortgage Trust,
Series 2007-A1, Class 1A1
2.60%	07/25/35[8]	389,115	397,381
JPMorgan Mortgage Trust,
Series 2007-A1, Class 5A2
2.39%	07/25/35[8]	103,167	104,261
Lehman ABS Manufactured Housing Contract Trust,
Series 2001-B, Class AIOC (IO)
0.55%	04/15/40[4,5,8]	64,518,561	891,424
Long Beach Mortgage Loan Trust,
Series 2005-WL3, Class M1
(LIBOR USD 1-Month plus 0.65%)
1.10%	11/25/35[2]	2,272,187	2,238,625
MASTR Adjustable Rate Mortgages Trust,
Series 2003-6, Class 4A2
3.02%	01/25/34[8]	4,262	4,470
MASTR Adjustable Rate Mortgages Trust,
Series 2004-13, Class 3A1
2.76%	11/21/34[8]	422,169	421,443
MASTR Adjustable Rate Mortgages Trust,
Series 2004-3, Class 3A3
2.53%	04/25/348	64,778	64,813
MASTR Alternative Loan Trust,
Series 2003-1, Class 1A1
6.25%	12/25/32	1,087,300	1,097,885
MASTR Alternative Loan Trust,
Series 2003-5, Class 4A1
5.50%	07/25/33	1,839,978	1,860,909
MASTR Alternative Loan Trust,
Series 2003-9, Class 4A1
5.25%	11/25/33	2,163,971	2,158,919
MASTR Alternative Loan Trust,
Series 2004-7, Class 1A1
5.50%	07/25/34	1,982,325	2,004,965

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
MASTR Asset-Backed Securities Trust,
Series 2006-HE1, Class M1
(LIBOR USD 1-Month plus 0.56%)
1.01%	01/25/36[2]	$6,430,639	$6,346,028
MASTR Seasoned Securitization Trust,
Series 2004-1, Class 4A1
2.41%	10/25/32[8]	94,701	97,408
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-3, Class A2C
(LIBOR USD 1-Month plus 0.18%)
0.64%	06/25/37[2]	8,256,398	7,644,981
Merrill Lynch Mortgage Investors Trust,
Series 2004-A4, Class A1
2.66%	08/25/34[8]	591,537	575,309
Merrill Lynch Mortgage Investors Trust,
Series 2006-F1, Class 1A2
6.00%	04/25/36	899,835	568,699
Mid-State Capital Corp. Trust,
Series 2006-1, Class A
5.79%	10/15/40[1]	3,186,280	3,222,114
Mid-State Trust,
Series 10W, Class A2
5.82%	02/15/36	365,532	367,323
Morgan Stanley ABS Capital I Trust,
Series 2004-NC7, Class M2
(LIBOR USD 1-Month plus 0.93%)
1.39%	07/25/34[2]	798,709	775,555
Morgan Stanley ABS Capital I, Inc., Trust,
Series 2005-HE2, Class M1
(LIBOR USD 1-Month plus 0.60%)
1.06%	01/25/35[2]	652,478	651,942
MortgageIT Trust,
Series 2005-3, Class A1
(LIBOR USD 1-Month plus 0.60%)
1.06%	08/25/35[2]	130,780	128,936
MortgageIT Trust,
Series 2005-4, Class A1
(LIBOR USD 1-Month plus 0.56%)
1.02%	10/25/35[2]	3,252,665	3,223,341
Nationstar Home Equity Loan Trust,
Series 2007-B, Class 1AV1
(LIBOR USD 1-Month plus 0.22%)
0.68%	04/25/37[2]	6,513,991	6,475,036
New Century Home Equity Loan Trust,
Series 2005-3, Class M4
(LIBOR USD 1-Month plus 0.64%)
1.42%	07/25/35[2]	2,427,021	2,428,571
New Century Home Equity Loan Trust,
Series 2005-D, Class A1
(LIBOR USD 1-Month plus 0.44%)
0.90%	02/25/36[2]	2,388,465	2,390,458
New Century Home Equity Loan Trust,
Series 2005-D, Class M1
(LIBOR USD 1-Month plus 0.68%)
1.13%	02/25/36[2]	5,000,000	4,931,495

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 138

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
NLT Trust,
Series 2021-INV2, Class A1
1.16%	08/25/56[1,8]	$7,262,644	$6,814,034
Opteum Mortgage Acceptance Corp. Asset-Backed Pass- Through Certificates,
Series 2005-5, Class 1APT
(LIBOR USD 1-Month plus 0.56%)
1.02%	12/25/35[2]	3,490,952	3,420,107
Option One Mortgage Loan Trust,
Series 2006-1, Class 1A1
(LIBOR USD 1-Month plus 0.44%)
0.90%	01/25/36[2]	362,923	362,775
Park Place Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2005-WCW3, Class M2
(LIBOR USD 1-Month plus 0.74%)
1.19%	08/25/35[2]	2,500,000	2,490,193
PHH Alternative Mortgage Trust,
Series 2007-3, Class A3
(LIBOR USD 1-Month plus 0.60%)
1.06%	07/25/37[2]	6,421,071	6,300,677
PRPM, LLC,
Series 2021-1, Class A1
2.12%	01/25/26[1,8]	11,419,823	11,014,102
PRPM, LLC,
Series 2021-10, Class A1 (STEP-reset date 04/25/22)
2.49%	10/25/26[1]	12,458,314	11,993,724
PRPM, LLC,
Series 2021-7, Class A1 (STEP-reset date 04/25/22)
1.87%	08/25/26[1]	12,886,242	12,251,094
Residential Accredit Loans Trust,
Series 2005-QA3, Class NB1
3.59%	03/25/35[8]	932,288	550,349
Residential Asset Mortgage Products Trust,
Series 2004-SL4, Class A3
6.50%	07/25/32	24,093	24,088
Residential Asset Mortgage Products Trust,
Series 2005-EFC1, Class M5
(LIBOR USD 1-Month plus 0.65%)
1.43%	05/25/35[2]	4,199,838	4,195,115
Residential Asset Mortgage Products Trust,
Series 2006-NC2, Class A3
(LIBOR USD 1-Month plus 0.58%)
1.04%	02/25/36[2]	996,323	992,495
Residential Asset Securities Corp.,
Series 2005-KS11, Class M2
(LIBOR USD 1-Month plus 0.63%)
1.09%	12/25/35[2]	4,488,163	4,480,160
Saxon Asset Securities Trust,
Series 2006-2, Class M1
(LIBOR USD 1-Month plus 0.29%)
0.75%	09/25/36[2]	11,000,000	10,849,835
Securitized Asset-Backed Receivables LLC Trust,
Series 2006-CB1, Class AF2 (STEP-reset date 05/25/22)
2.91%	01/25/36	1,515,322	1,238,114

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Soundview Home Loan Trust,
Series 2006-OPT4, Class 2A4
(LIBOR USD 1-Month plus 0.46%)
0.92%	06/25/36[2]	$4,655,684	$4,548,385
Specialty Underwriting & Residential Finance Trust,
Series 2005-BC2, Class M3
(LIBOR USD 1-Month plus 0.98%)
1.43%	12/25/35[2]	2,184,669	2,186,607
Structured Asset Securities Corp. Mortgage Loan Trust,
Series 2006-BC6, Class A4
(LIBOR USD 1-Month plus 0.17%)
0.63%	01/25/37[2]	1,995,639	1,978,994
Structured Asset Securities Corp. Mortgage Pass-Through
Certificates,
Series 2003-26A, Class 3A5
2.30%	09/25/33[8]	234,652	240,344
Terwin Mortgage Trust,
Series 2004-7HE, Class A1
(LIBOR USD 1-Month plus 1.10%)
1.56%	07/25/34[1,2]	74,910	73,627
WaMu Mortgage Pass-Through Certificates,
Series 2004-AR14, Class A1
2.75%	01/25/35[8]	348,001	347,888
WaMu Mortgage Pass-Through Certificates,
Series 2004-CB2, Class 2A
5.50%	07/25/34	1,147,300	1,136,590
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR13, Class A1A1
(LIBOR USD 1-Month plus 0.58%)
1.04%	10/25/45[2]	1,109,641	1,098,300
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR2, Class 2A21
(LIBOR USD 1-Month plus 0.66%)
1.12%	01/25/45[2]	157,689	156,054

			317,229,915

U.S. Agency Commercial Mortgage-Backed — 4.15%
Fannie Mae-Aces,
Series 2017-M15, Class A1
2.96%	09/25/27[8]	3,045,905	3,069,776
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K037, Class A1
2.59%	04/25/23	1,153,581	1,158,945
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K038, Class A1
2.60%	10/25/23	654,597	656,372
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K735, Class A1
2.74%	05/25/25	441,746	442,324

See accompanying Notes to Financial Statements.

139 / Annual Report March 2022

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
U.S. Agency Commercial Mortgage-Backed (continued)
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KF27, Class A
(LIBOR USD 1-Month plus 0.42%)
0.66%	12/25/26[2]	$824,365	$825,949
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KF29, Class A
(LIBOR USD 1-Month plus 0.36%)
0.60%	02/25/24[2]	1,661,523	1,664,102
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KF34, Class A
(LIBOR USD 1-Month plus 0.36%)
0.60%	08/25/24[2]	1,211,889	1,213,579
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KF37, Class A
(LIBOR USD 1-Month plus 0.36%)
0.60%	09/25/27[2]	788,206	789,513
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KF38, Class A
(LIBOR USD 1-Month plus 0.33%)
0.57%	09/25/24[2]	2,475,483	2,478,444
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KF39, Class A
(LIBOR USD 1-Month plus 0.32%)
0.56%	11/25/24[2]	1,431,421	1,433,363
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KF40, Class A
(LIBOR USD 1-Month plus 0.34%)
0.58%	11/25/27[2]	593,265	593,966
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KF43, Class A
(LIBOR USD 1-Month plus 0.24%)
0.48%	01/25/28[2]	2,229,088	2,230,828
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KF51, Class A
(LIBOR USD 1-Month plus 0.40%)
0.64%	08/25/25[2]	3,047,557	3,040,618
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KF60, Class A
(LIBOR USD 1-Month plus 0.49%)
0.73%	02/25/26[2]	4,053,591	4,062,880
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KF64, Class A
(LIBOR USD 1-Month plus 0.44%)
0.68%	06/25/26[2]	6,096,969	6,110,088

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
U.S. Agency Commercial Mortgage-Backed (continued)
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KF72, Class A
(LIBOR USD 1-Month plus 0.50%)
0.74%	10/25/26[2]	$5,940,400	$5,970,872
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KF80, Class AL
(LIBOR USD 1-Month plus 0.44%)
0.68%	06/25/30[2]	9,323,420	9,319,958
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KF85, Class AL
(LIBOR USD 1-Month plus 0.30%)
0.54%	08/25/30[2]	4,655,585	4,637,178
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KJ24, Class A1
2.28%	05/25/26	1,808,898	1,815,298
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KJ26, Class A1
2.14%	07/25/25	9,105,495	9,084,315
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KJ29, Class A1
0.74%	01/25/26	6,807,198	6,555,304
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KJ30, Class A1
0.53%	01/25/25	5,632,413	5,454,142
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KJ31, Class A1
0.57%	05/25/26	8,386,839	8,073,986
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KJ34, Class A1
0.68%	06/25/26	6,783,382	6,368,114
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KJ37, Class A1
1.68%	12/25/27	13,453,539	12,976,194
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series Q004, Class AFL
(Federal Reserve US 12-Month Cumulative Average plus 0.74%)
0.88%	05/25/44[2]	1,393,995	1,394,067
Ginnie Mae,
Series 2007-12, Class C
5.28%	04/16/41[8]	304,818	305,554

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 140

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Commercial Mortgage-Backed (continued)
Ginnie Mae,
Series 2008-92, Class E
5.56%	03/16/44[8]	$1,729,344	$1,741,915

			103,467,644

U.S. Agency Mortgage-Backed — 16.03%
Fannie Mae Pool 567002
8.00%	05/01/23	1,310	1,320
Fannie Mae Pool 735861
6.50%	09/01/33	7,421	7,894
Fannie Mae Pool 770900
(LIBOR USD 12-Month plus 1.56%)
1.81%	04/01/34[2]	88,747	90,688
Fannie Mae Pool AD0538
6.00%	05/01/24	62,498	64,106
Fannie Mae Pool AE0083
6.00%	01/01/40	534,063	594,445
Fannie Mae Pool AL0851
6.00%	10/01/40	656,327	728,499
Fannie Mae Pool AL2206
3.09%	07/01/22[8]	214,882	214,813
Fannie Mae Pool AM4580
3.43%	10/01/23	6,054,486	6,113,644
Fannie Mae REMICS,
Series 1997-76, Class FS
(LIBOR USD 1-Month plus 0.45%)
0.89%	09/17/27[2]	6,388	6,300
Fannie Mae REMICS,
Series 2001-60, Class OF
(LIBOR USD 1-Month plus 0.95%)
1.41%	10/25/31[2]	404,141	412,163
Fannie Mae REMICS,
Series 2007-64, Class FA
(LIBOR USD 1-Month plus 0.47%)
0.93%	07/25/37[2]	212,107	213,223
Fannie Mae REMICS,
Series 2009-85, Class LF
(LIBOR USD 1-Month plus 1.20%)
1.66%	10/25/49[2]	2,005,868	2,066,634
Fannie Mae REMICS,
Series 2009-96, Class FA
(LIBOR USD 1-Month plus 0.90%)
1.36%	11/25/49[2]	1,298,309	1,344,740
Fannie Mae REMICS,
Series 2010-109, Class PF
(LIBOR USD 1-Month plus 0.40%)
0.86%	10/25/40[2]	672,531	675,768
Fannie Mae REMICS,
Series 2010-26, Class S (IO)
(-1.00 X LIBOR USD 1-Month plus 6.23%, 6.23% Cap)
5.77%	11/25/36[2]	4,245,158	676,807
Fannie Mae REMICS,
Series 2010-43, Class DP
5.00%	05/25/40	520,509	547,784

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS,
Series 2010-6, Class BF
(LIBOR USD 1-Month plus 0.76%)
1.22%	02/25/40[2]	$1,026,095	$1,047,348
Fannie Mae REMICS,
Series 2010-95, Class S (IO)
(-1.00 X LIBOR USD 1-Month plus 6.60%, 6.60% Cap)
6.14%	09/25/40[2]	3,377,739	607,070
Fannie Mae REMICS,
Series 2019-79, Class FA
(LIBOR USD 1-Month plus 0.50%)
0.96%	01/25/50[2]	3,473,557	3,495,765
Fannie Mae REMICS,
Series 2020-10, Class FA
(LIBOR USD 1-Month plus 0.50%)
0.96%	03/25/50[2]	7,466,455	7,512,298
Freddie Mac Gold Pool A45796
7.00%	01/01/33	1,414	1,480
Freddie Mac Gold Pool C46104
6.50%	09/01/29	3,564	3,832
Freddie Mac Gold Pool G13032
6.00%	09/01/22	358	360
Freddie Mac Gold Pool G13475
6.00%	01/01/24	1,856	1,871
Freddie Mac REMICS,
Series 2174, Class PN
6.00%	07/15/29	217,527	230,957
Freddie Mac REMICS,
Series 2454, Class FQ
(LIBOR USD 1-Month plus 1.00%)
1.40%	06/15/31[2]	3,716	3,794
Freddie Mac REMICS,
Series 2733, Class FB
(LIBOR USD 1-Month plus 0.60%)
1.00%	10/15/33[2]	1,555,416	1,576,582
Freddie Mac REMICS,
Series 3071, Class TF
(LIBOR USD 1-Month plus 0.30%)
0.70%	04/15/35[2]	1,029,164	1,029,860
Freddie Mac REMICS,
Series 3294, Class CB
5.50%	03/15/37	200,094	217,497
Freddie Mac REMICS,
Series 3300, Class FA
(LIBOR USD 1-Month plus 0.30%)
0.70%	08/15/35[2]	408,887	409,987
Freddie Mac REMICS,
Series 3325, Class NF
(LIBOR USD 1-Month plus 0.30%)
0.70%	08/15/35[2]	1,054,458	1,057,295
Freddie Mac REMICS,
Series 3524, Class FC
(LIBOR USD 1-Month plus 0.94%)
1.34%	06/15/38[2]	222,268	227,086

See accompanying Notes to Financial Statements.

141 / Annual Report March 2022

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Freddie Mac REMICS,
Series 3531, Class FM
(LIBOR USD 1-Month plus 0.90%)
1.30%	05/15/39[2]	$156,187	$159,805
Freddie Mac REMICS,
Series 3792, Class DF
(LIBOR USD 1-Month plus 0.40%)
0.80%	11/15/40[2]	82,324	82,453
Freddie Mac REMICS,
Series 4060, Class FJ
(LIBOR USD 1-Month plus 0.35%)
0.75%	02/15/41[2]	681,629	682,434
Freddie Mac REMICS,
Series 4959, Class JF
(LIBOR USD 1-Month plus 0.45%)
0.91%	03/25/50[2]	5,862,254	5,883,506
Freddie Mac Strips,
Series 240, Class F30
(LIBOR USD 1-Month plus 0.30%)
0.70%	07/15/36[2]	1,232,064	1,230,089
Freddie Mac Strips,
Series 263, Class F5
(LIBOR USD 1-Month plus 0.50%)
0.90%	06/15/42[2]	1,285,939	1,287,625
Freddie Mac Strips,
Series 319, Class F2
(LIBOR USD 1-Month plus 0.50%)
0.90%	11/15/43[2]	6,089,075	6,113,011
Ginnie Mae (TBA)
2.00%	04/20/52	13,200,000	12,556,176
2.50%	04/20/52	52,000,000	50,411,938
Ginnie Mae II Pool 1849
8.50%	08/20/24	94	95
Ginnie Mae II Pool 2020
8.50%	06/20/25	163	165
Ginnie Mae II Pool 2286
8.50%	09/20/26	109	110
Ginnie Mae II Pool 2487
8.50%	09/20/27	2,413	2,509
Ginnie Mae II Pool 80059
(US Treasury Yield Curve Rate T Note Constant Maturity
1-Year plus 1.50%)
1.88%	04/20/27[2]	7,771	7,916
Ginnie Mae II Pool 80589
(US Treasury Yield Curve Rate T Note Constant Maturity
1-Year plus 1.50%)
2.00%	03/20/32[2]	9,255	9,349
Ginnie Mae II Pool 80610
(US Treasury Yield Curve Rate T Note Constant Maturity
1-Year plus 1.50%)
1.88%	06/20/32[2]	5,945	6,133
Ginnie Mae II Pool 80968
(US Treasury Yield Curve Rate T Note Constant Maturity
1-Year plus 1.50%)
1.63%	07/20/34[2]	164,847	169,010

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Ginnie Mae II Pool 81201
(US Treasury Yield Curve Rate T Note Constant Maturity
1-Year plus 2.00%)
2.50%	01/20/35[2]	$5,100	$5,148
Ginnie Mae II Pool 8599
(US Treasury Yield Curve Rate T Note Constant Maturity
1-Year plus 1.50%)
3.00%	02/20/25[2]	5,294	5,308
Ginnie Mae,
Series 2009-106, Class XI (IO)
(-1.00 X LIBOR USD 1-Month plus 6.80%, 6.80% Cap)
6.35%	05/20/37[2]	2,650,822	244,587
Ginnie Mae,
Series 2013-53, Class AD
1.50%	12/20/26	767,339	756,502
UMBS (TBA)
2.00%	04/01/52	13,450,000	12,478,094
2.00%	05/01/52	62,425,000	57,844,079
2.50%	05/01/52	169,950,000	161,820,090
3.00%	05/01/52	58,325,000	56,939,784

			399,877,826

Total Mortgage-Backed (Cost $1,047,573,809)			1,030,956,707

MUNICIPAL BONDS — 0.92%*
California — 0.20%
Campbell Union School District General Obligation, School Improvements, Series B
5.41%	08/01/27	4,600,000	4,994,793

Colorado — 0.04%
City & County of Denver Airport System Revenue Bonds,
Series C
0.88%	11/15/23	895,000	871,615

Florida — 0.05%
County of Miami-Dade Aviation Revenue Bonds, Airport and Marina Improvements, Series B
2.14%	10/01/28	445,000	413,487
2.29%	10/01/29	985,000	912,224

			1,325,711

Maryland — 0.08%
City of Baltimore General Obligation, School Improvements, Series C
5.00%	10/15/25	2,000,000	2,088,893

New York — 0.55%
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Public Improvements
3.19%	08/01/25	1,110,000	1,115,971
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Public Improvements, Subseries B2
2.31%	11/01/26	4,060,000	3,927,555

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 142

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

MUNICIPAL BONDS (continued)
New York (continued)
New York State Dormitory Authority Revenue Bonds, University & College Improvements, Series D
5.00%	03/15/24	$4,040,000	$4,208,701
New York State Dormitory Authority Revenue Bonds,
University & College Improvements, Series F
5.19%	03/15/24	4,360,000	4,557,821

			13,810,048

Total Municipal Bonds
(Cost $24,055,346)			23,091,060

U.S. TREASURY SECURITIES — 25.02%

U.S. Treasury Notes — 25.02%
U.S. Treasury Notes
0.88%	01/31/24	136,090,000	132,642,564
1.50%	02/29/24	148,983,000	146,829,731
1.75%	03/15/25	303,644,000	297,371,322
2.25%	03/31/24	42,805,000	42,748,150
2.50%	03/31/27	4,735,000	4,746,283

Total U.S. Treasury Securities
(Cost $628,603,027)			624,338,050

Total Bonds — 109.81%
(Cost $2,784,535,175)			2,740,219,564

Issues		Shares	Value

COMMON STOCK — 0.00%
Electric — 0.00%
Homer City Holdings LLC†,4,5,10,11		106,501	—

Total Common Stock
(Cost $6,078,660)

Purchased Swaptions - 0.00%
(Cost $939,000)			11,892

Purchased Options - 0.01%
(Cost $1,092,332)			309,550

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS — 6.79%
Money Market Funds — 3.99%
Dreyfus Government Cash Management Fund
0.19%[12]		55,536,000	55,536,000
Fidelity Investments Money Market Funds - Government Portfolio
0.12%[12,13]		20,642	20,642
Morgan Stanley Institutional Liquidity Funds - Government Portfolio
0.23%[12]		43,943,000	43,943,000

			99,499,642

U.S. Treasury Bills — 2.80%
U.S. Treasury Bills
0.18%[14]	06/23/22	20,000,000	19,978,558

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS (continued)
U.S. Treasury Bills (continued)
0.61%[14]	08/25/22	$50,000,000	$49,823,585

			69,802,143

Total Short-Term Investments
(Cost $169,368,823)			169,301,785

Total Investments Before Written Options - 116.61%
(Cost $2,962,013,990)			2,909,842,791

Written Options - (0.28)%
(Cost $(5,045,243))			(7,103,886)

Net unrealized depreciation on unfunded commitments - 0.00%			(5,620)

Liabilities in Excess of Other Assets -(16.33)%			(407,415,802)

Net Assets - 100.00%			$2,495,317,483

[1]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[2]	Floating rate security. The rate disclosed was in effect at March 31, 2022.
[3]	Foreign denominated security issued by foreign domiciled entity.
[4]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[5]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $9,022,505, which is 0.36% of total net assets.
[6]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $367,015, at an interest rate of 4.00% and a maturity of July 31, 2028. The investment is not accruing an unused commitment fee.

[7]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $359,149, at an interest rate of 0.00% and a maturity of February 15, 2029. The investment is accruing an unused commitment fee of 0.63% per annum.

[8]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[9]	Zero coupon bond. The rate shown is the effective yield as of March 31, 2022.
[10]	Non-income producing security.
[11]	Security is currently in default with regard to scheduled interest or principal payments.
[12]	Represents the current yield as of March 31, 2022.
[13]	Securities, or a portion thereof, pledged as collateral for swaps. The total market value of collateral pledged is $27.
[14]	Represents annualized yield at date of purchase.
†

Fair valued security. The aggregate value of fair valued securities is $0, which is 0.00% of total net assets. Fair valued securities were not valued utilizing an independent quote but were valued pursuant to guidelines established by the Board of Trustees. See Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

See accompanying Notes to Financial Statements.

143 / Annual Report March 2022

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(CLO): Collateralized Loan Obligation

(GMTN): Global Medium-Term Note

(IO): Interest Only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-Term Note

(PO): Principal Only

(SOFR): Secured Overnight Financing Rate

(STEP): Step Coupon Bond

(TBA): To-Be-Announced

(USD): U.S. Dollar

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)

FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Two-Year Note	3,636	06/30/22	$770,547,941	$(7,870,050)	$(7,870,050)

FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Five-Year Note	2,744	06/30/22	(314,702,500)	7,215,032	7,215,032
U.S. Treasury Ten-Year Ultra Bond	662	06/21/22	(89,680,313)	2,945,631	2,945,631
U.S. Treasury Ultra Bond	155	06/21/22	(27,454,375)	1,007,672	1,007,672

			(431,837,188)	11,168,335	11,168,335

TOTAL FUTURES CONTRACTS			$338,710,753	$3,298,285	$3,298,285

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Implied Credit Spread at 03/31/22[1]	Counterparty	Expiration Date	Notional Amount (000’s)[2]	Value[3]	Premiums Paid	Unrealized Appreciation

SWAPS: CREDIT DEFAULT (SALES) - SINGLE ISSUES OTC[4]
1011778 BC ULC/New Red				Credit Suisse
Finance, Inc., 4.00%, due				First Boston
10/15/30[5]	5.00%	3 Months	120	International	06/20/23	$6,695	$317,177	$268,806	$48,371
				Credit Suisse
Berry Global, Inc., 5.63%, due				First Boston
07/15/27	5.00%	3 Months	175	International	12/20/23	3,425	190,920	181,182	9,738

TOTAL							$508,097	$449,988	$58,109

[1]

An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swaps on corporate issues as of year end serve as an indicator of the current status of the payment performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

[2]

The maximum potential amount for the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices are resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of year end. Increasing values (buy protection) or decreasing values (sell protection), when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

[4]

If the Fund is a seller of protection and credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection the amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

[5]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 144

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Description	Number of contracts	Exercise Price	Expiration Date	Notional Amount	Value

PURCHASED CALL OPTIONS EXCHANGE TRADED
90-Day Euro Dollar Futures	550	$98.00	12/19/22	$4,015,275	$247,500
IMM Eurodollar 1-Year MIDCV Future Options	328	98.38	09/16/22	2,383,248	26,650
IMM Eurodollar 1-Year MIDCV Future Options	708	98.75	09/16/22	34,295,520	35,400

TOTAL PURCHASED OPTIONS				$40,694,043	$309,550

Description	Number of contracts	Exercise Price	Expiration Date	Notional Amount	Value

WRITTEN CALL OPTIONS EXCHANGE TRADED
IMM Eurodollar 1-Year MIDCV Future Options	1,610	$99.00	09/16/22	$(70,189,560)	$(60,375)
IMM Eurodollar 2-Year MIDCV Future Options	464	97.63	12/16/22	(28,215,550)	(319,000)
IMM Eurodollar 2-Year MIDCV Future Options	775	97.88	12/16/22	(47,127,265)	(363,282)
90-Day Euro Dollar Futures	550	98.25	12/19/22	(4,015,275)	(171,875)

				(149,547,650)	(914,532)

WRITTEN PUT OPTIONS EXCHANGE TRADED
IMM Eurodollar 1-Year MIDCV Future Options	1,951	$97.63	09/16/22	$(9,450,644)	$(4,194,650)
IMM Eurodollar 2-Year MIDCV Future Options	1,239	97.38	12/16/22	(75,342,816)	(1,448,081)
90-Day Euro Dollar Futures	550	97.25	12/19/22	(4,015,275)	(543,125)

				(88,808,735)	(6,185,856)

TOTAL WRITTEN OPTIONS				$(238,356,385)	$(7,100,388)

			Received by the
		Fund	Fund		Paid by the Fund

Description	Counterparty	Maturity Date	Rate	Frequency	Rate	Frequency	Notional Amount	Value	Premiums Paid	Unrealized (Depreciation)

PURCHASED SWAPTIONS
Option to enter into a 30-year Interest Rate Swap	Goldman Sachs International	12/24/23	3-month USD LIBOR	Quarterly	6.00%	Quarterly	$300,000	$11,892	$939,000	$(927,108)

Received by
				the Fund		Paid by the Fund
Notional
		Purchase	Maturity					Amount		Premiums	Unrealized
Description	Counterparty	Date	Date	Rate	Frequency	Rate	Frequency	(000’s)	Value	(Received)	Appreciation

WRITTEN CALL SWAPTIONS
Option to enter into a 30-year Interest Rate Swap	Goldman Sachs International	04/29/15	12/24/23	7.50%	Quarterly	3-month USD LIBOR	Quarterly	$300	$(3,498)	$(540,000)	$536,502

See accompanying Notes to Financial Statements.

145 / Annual Report March 2022

Opportunistic High Income Credit Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

BONDS – 81.28%
BANK LOANS — 7.94%*
Communications — 0.66%
Diamond Sports Group, LLC,
Term Loan, 2nd Lien
(SOFR plus 3.25%)
3.54%	08/24/26[1]	$17,909	$6,206
GTT Communications, Inc.,
Term Loan B, 1st Lien
(PRIME plus 3.75%)
7.25%	05/30/25[1]	16,730	13,774

			19,980

Consumer Discretionary — 0.30%
Naked Juice, LLC,
Term Loan
(SOFR plus 6.00%)
6.75%	01/24/30[1]	9,000	9,000

Entertainment — 0.85%
Cineworld Finance U.S., Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
4.00%	02/28/25[1]	15,852	12,276
Crown Finance U.S., Inc.,
Term Loan B1, 1st Lien
(LIBOR plus 7.00%)
7.00%	05/23/24[1]	11,469	13,576

			25,852

Food — 0.35%
Sovos Brands Intermediate, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.50%	06/08/28[1]	10,777	10,690

Health Care — 1.21%
Cano Health, LLC,
Term Loan, 1st Lien
(SOFR plus 4.00%)
4.51%	11/23/27[1]	12,903	12,732
Endo Luxembourg Finance Co.,
Term Loan B, 1st Lien
(LIBOR plus 5.00%)
5.75%	03/27/28[1]	12,902	12,121
U.S. Renal Care, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 5.50%)
6.50%	06/26/26[1]	12,935	11,989

			36,842

Industrials — 1.54%
Protective Industrial Products, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
4.75%	12/29/27[1]	12,935	12,773

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)
Industrials (continued)
SPX FLOW, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.50%)
5.00%	03/16/29[1]	$7,500	$7,315
Transcendia Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.50%	05/30/24[1]	16,912	15,120
Zep, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
5.00%	08/12/24[1]	12,223	11,734

			46,942

Information Technology — 0.42%
Magenta Buyer LLC,
Term Loan, 1st Lien
(LIBOR plus 5.00%)
5.75%	07/27/28[1]	12,968	12,890

Materials — 0.43%
Geon Performance Solutions, LLC,
Term Loan B, 1st Lien
(LIBOR plus 4.75%)
5.50%	08/18/28[1]	12,935	12,935

Retail — 0.50%
Tacala Investment Corp.,
Term Loan B, 2nd Lien
(LIBOR plus 7.50%)
8.25%	02/04/28[1]	15,500	15,326

Services — 1.04%
PowerTeam Services LLC,
Term Loan, 2nd Lien
(LIBOR plus 7.25%)
8.26%	03/06/26[1,2,3]	33,000	31,515

Transportation — 0.64%
Kenan Advantage Group, Inc. (The),
Term Loan, 2nd Lien
(LIBOR plus 7.25%)
8.00%	09/01/27[1]	20,000	19,400

Total Bank Loans
(Cost $248,626)			241,372

CORPORATES — 63.50%*
Banking — 0.91%
Bank of America Corp.,
Series RR
4.38%[4,5]		10,000	9,423
Bank of New York Mellon Corp. (The),
Series I
3.75%[4,5]		10,000	9,200

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 146

Opportunistic High Income Credit Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Banking (continued)
U.S. Bancorp
3.70%[4,5]		$10,000	$9,073

			27,696

Communications — 17.82%
Altice France SA
(France)
5.13%	01/15/29[6,7]	7,000	6,293
5.50%	10/15/29[6,7]	25,000	22,483
Cable One, Inc.
4.00%	11/15/30[6]	25,000	23,125
CCO Holdings, LLC/CCO Holdings Capital Corp.
4.25%	01/15/34[6]	19,000	16,530
4.50%	06/01/33[6]	2,000	1,797
CommScope, Inc.
4.75%	09/01/29[6]	35,000	32,462
CSC Holdings LLC
3.38%	02/15/31[6]	6,000	5,063
4.13%	12/01/30[6]	9,000	7,937
4.50%	11/15/31[6]	43,000	38,577
6.50%	02/01/29[6]	6,000	6,059
Diamond Sports Group LLC/Diamond Sports Finance Co.
6.63%	08/15/27[6]	30,000	6,254
Diamond Sports Group, LLC/Diamond Sports Finance Co.
5.38%	08/15/26[6]	47,000	18,447
DIRECTV Financing LLC/DIRECTV Financing Co. Obligor, Inc.
5.88%	08/15/27[6]	26,000	25,655
DISH DBS Corp.
5.13%	06/01/29	7,000	5,979
5.25%	12/01/26[6]	16,000	15,270
DISH Network Corp.
3.38%	08/15/26	26,000	23,452
Gray Escrow II, Inc.
5.38%	11/15/31[6]	35,000	33,497
Intelsat Jackson Holdings SA
(Luxembourg)
6.50%	03/15/30[6,7]	47,000	47,002
Level 3 Financing, Inc.
3.63%	01/15/29[6]	7,000	6,132
3.75%	07/15/29[6]	42,000	37,274
4.25%	07/01/28[6]	3,000	2,757
Lumen Technologies, Inc.
5.38%	06/15/29[6]	38,000	33,894
National CineMedia LLC
5.75%	08/15/26	18,000	12,982
Scripps Escrow II, Inc.
5.38%	01/15/31[6]	5,000	4,800
Sinclair Television Group, Inc.
4.13%	12/01/30[6]	34,000	30,379
Sirius XM Radio, Inc.
3.88%	09/01/31[6]	17,000	15,498
Vmed O2 UK Financing I PLC
(United Kingdom)
4.75%	07/15/31[6,7]	16,000	15,104

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Communications (continued)
VZ Secured Financing BV
(Netherlands)
5.00%	01/15/32[6,7]	$16,000	$14,989
Zayo Group Holdings, Inc.
4.00%	03/01/27[6]	35,000	32,271

			541,962

Consumer Discretionary — 1.52%
Magallanes, Inc.
5.14%	03/15/52[6]	30,000	30,731
Triton Water Holdings, Inc.
6.25%	04/01/29[6]	18,000	15,570

			46,301

Electric — 1.55%
Pike Corp.
5.50%	09/01/28[6]	50,000	47,211

Energy — 8.19%
Energy Transfer LP,
Series B
6.63%[4,5]		34,000	30,558
Global Partners LP/GLP Finance Corp.
6.88%	01/15/29	24,000	23,745
NGL Energy Operating LLC/NGL Energy Finance Corp.
7.50%	02/01/26[6]	31,000	30,508
Occidental Petroleum Corp.
0.00%	10/10/36[8]	98,000	52,763
Ruby Pipeline LLC
8.00%	04/01/22[2,3,6]	27,061	25,166
SM Energy Co.
6.50%	07/15/28	13,000	13,432
TransMontaigne Partners LP/TLP Finance Corp.
6.13%	02/15/26	24,000	23,640
USA Compression Partners LP/USA Compression Finance Corp.
6.88%	09/01/27	13,000	13,070
Venture Global Calcasieu Pass LLC
3.88%	08/15/29[6]	5,000	4,869
4.13%	08/15/31[6]	32,000	31,462

			249,213

Entertainment — 0.34%
Cinemark USA, Inc.
5.25%	07/15/28[6]	11,000	10,307

Finance — 1.03%
American Express Co.,
Series D
3.55%[4,5]		10,000	9,087
Charles Schwab Corp. (The)
5.00%[4,5]		10,000	9,988
Jane Street Group/JSG Finance, Inc.
4.50%	11/15/29[6]	8,000	7,590

See accompanying Notes to Financial Statements.

147 / Annual Report March 2022

Opportunistic High Income Credit Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Finance (continued)
JPMorgan Chase & Co.,
Series KK
3.65%[4,5]		$5,000	$4,688

			31,353

Food — 5.21%
Chobani LLC/Chobani Finance Corp, Inc.
4.63%	11/15/28[6]	7,000	6,470
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
(Canada)
3.75%	12/01/31[6,7]	25,000	23,120
4.38%	02/02/52[6,7]	32,000	27,900
Kraft Heinz Foods Co.
4.25%	03/01/31	4,000	4,131
4.38%	06/01/46	7,000	6,948
5.00%	06/04/42	3,000	3,208
5.20%	07/15/45	23,000	24,926
Lamb Weston Holdings, Inc.
4.13%	01/31/30[6]	3,000	2,810
Pilgrim’s Pride Corp.
3.50%	03/01/32[6]	23,000	20,130
Post Holdings, Inc.
4.50%	09/15/31[6]	23,000	20,404
4.63%	04/15/30[6]	13,000	11,727
Simmons Foods, Inc./Simmons Prepared Foods, Inc./ Simmons Pet Food, Inc./Simmons Feed
4.63%	03/01/29[6]	7,000	6,572

			158,346

Gaming — 0.62%
Caesars Entertainment, Inc.
4.63%	10/15/29[6]	4,000	3,755
CDI Escrow Issuer, Inc.
5.75%	04/01/30[6]	15,000	15,171

			18,926

Health Care — 7.97%
Bausch Health Cos., Inc.
(Canada)
5.25%	02/15/31[6,7]	19,000	14,814
Cano Health LLC
6.25%	10/01/28[6]	18,000	17,314
Embecta Corp.
6.75%	02/15/30[6]	19,000	19,082
Encompass Health Corp.
4.63%	04/01/31	15,000	14,094
Endo DAC/Endo Finance LLC/Endo Finco, Inc.
(Ireland)
6.00%	06/30/28[6,7]	62,000	36,155
Grifols Escrow Issuer SA
(Spain)
4.75%	10/15/28[6,7]	16,000	15,170
HCA, Inc.
4.63%	03/15/52[6]	15,000	15,208
5.63%	09/01/28	10,000	10,825

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Health Care (continued)
5.88%	02/01/29	$8,000	$8,800
ModivCare Escrow Issuer, Inc.
5.00%	10/01/29[6]	19,000	17,729
Molina Healthcare, Inc.
3.88%	11/15/30[6]	49,000	47,392
3.88%	05/15/32[6]	13,000	12,391
Owens & Minor, Inc.
6.63%	04/01/30[6]	9,000	9,265
Prime Healthcare Services, Inc.
7.25%	11/01/25[6]	4,000	4,110

			242,349

Industrials — 3.82%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
(Canada)
5.25%	08/15/27[6,7]	27,000	25,059
Artera Services LLC
9.03%	12/04/25[6]	14,000	14,005
Clydesdale Acquisition Holdings, Inc.
6.63%	04/15/29[6]	15,000	15,169
Energizer Holdings, Inc.
4.38%	03/31/29[6]	17,000	14,923
Graham Packaging Co., Inc.
7.13%	08/15/28[6]	12,000	10,956
OT Merger Corp.
7.88%	10/15/29[6]	32,000	28,181
Titan Acquisition Ltd./Titan Co-Borrower LLC
(Canada)
7.75%	04/15/26[6,7]	3,000	2,989
Trivium Packaging Finance BV
(Netherlands)
8.50%	08/15/27[6,7]	5,000	5,025

			116,307

Insurance — 1.96%
Acrisure LLC/Acrisure Finance, Inc.
4.25%	02/15/29[6]	24,000	21,835
6.00%	08/01/29[6]	11,000	10,193
Alliant Holdings Intermediate, LLC/Alliant Holdings
Co.-Issuer
5.88%	11/01/29[6]	8,000	7,730
AssuredPartners, Inc.
5.63%	01/15/29[6]	5,000	4,611
Berkshire Hathaway Finance Corp.
3.85%	03/15/52	10,000	10,233
HUB International Ltd.
5.63%	12/01/29[6]	5,000	4,878

			59,480

Materials — 3.51%
Allegheny Technologies, Inc.
5.13%	10/01/31	7,000	6,589
ASP Unifrax Holdings, Inc.
7.50%	09/30/29[6]	16,000	14,264
Axalta Coating Systems, LLC
3.38%	02/15/29[6]	9,000	7,921

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 148

Opportunistic High Income Credit Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Materials (continued)
Carpenter Technology Corp.
7.63%	03/15/30	$11,000	$11,263
EverArc Escrow SARL
(Luxembourg)
5.00%	10/30/29[6,7]	62,000	56,769
Valvoline, Inc.
3.63%	06/15/31[6]	6,000	5,194
WR Grace Holdings, LLC
5.63%	08/15/29[6]	5,000	4,688

			106,688

Real Estate Investment Trust (REIT) — 0.37%
Iron Mountain Information Management Services, Inc.
5.00%	07/15/32[6]	8,000	7,529
Iron Mountain, Inc.
4.50%	02/15/31[6]	4,000	3,709

			11,238

Retail — 4.61%
1011778 BC ULC/New Red Finance, Inc.
(Canada)
4.00%	10/15/30[6,7]	11,000	9,951
Fertitta Entertainment, LLC/Fertitta Entertainment Finance Co., Inc.
6.75%	01/15/30[6]	32,000	29,520
FirstCash, Inc.
4.63%	09/01/28[6]	5,000	4,660
5.63%	01/01/30[6]	24,000	23,091
Michaels Cos., Inc. (The)
7.88%	05/01/29[6]	33,000	28,298
Sonic Automotive, Inc.
4.88%	11/15/31[6]	50,000	44,620

			140,140

Services — 4.07%
Adtalem Global Education, Inc.
5.50%	03/01/28[6]	16,000	15,499
Allied Universal Holdco LLC/Allied Universal Finance Corp.
6.00%	06/01/29[6]	13,000	11,492
GFL Environmental, Inc.
(Canada)
4.00%	08/01/28[6,7]	28,000	25,655
Prime Security Services Borrower LLC/Prime Finance, Inc.
3.38%	08/31/27[6]	17,000	15,610
Rent-A-Center, Inc.
6.38%	02/15/29[6]	4,000	3,674
S&P Global, Inc.
2.90%	03/01/32[6]	10,000	9,698
WASH Multifamily Acquisition, Inc.
5.75%	04/15/26[6]	8,000	8,049
Waste Pro USA, Inc.
5.50%	02/15/266	36,000	34,063

			123,740

Total Corporates
(Cost $2,043,455)			1,931,257

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED — 9.84%**
Non-Agency Commercial Mortgage-Backed — 4.01%
BCRR Trust,
Series 2016-FRR3, Class E
(-1.00 X LIBOR USD 1-Month plus 18.35%)
2.04%	05/26/26[1,6]	$13,295	$12,010
Citigroup Commercial Mortgage Trust,
Series 2013-GC11, Class XA (IO)
1.35%	04/10/46[5]	378,745	3,709
Commercial Mortgage Trust,
Series 2012-CR3, Class XA (IO)
1.82%	10/15/45[5]	664,888	1,841
Commercial Mortgage Trust,
Series 2012-CR5, Class XA (IO)
1.49%	12/10/45[5]	472,005	2,301
Commercial Mortgage Trust,
Series 2013-CR11, Class XA (IO)
0.91%	08/10/50[5]	615,165	6,552
Commercial Mortgage Trust,
Series 2013-LC6, Class XA (IO)
1.26%	01/10/46[5]	645,003	2,755
Commercial Mortgage Trust,
Series 2016-CR28, Class XA (IO)
0.71%	02/10/49[5]	762,394	15,154
GS Mortgage Securities Corp. II,
Series 2013-GC10, Class XA (IO)
1.47%	02/10/46[5]	345,056	2,781
GS Mortgage Securities Trust,
Series 2012-GCJ9, Class XA (IO)
1.91%	11/10/45[5]	913,662	5,440
GS Mortgage Securities Trust,
Series 2013-GC14, Class XA (IO)
0.54%	08/10/46[5]	485,192	2,882
Impact Funding Affordable Multifamily Housing Mortgage Loan Trust,
Series 2010-1, Class A1
5.31%	01/25/51[6]	7,761	7,804
JPMBB Commercial Mortgage Securities Trust,
Series 2013-C17, Class XA (IO)
0.72%	01/15/47[5]	707,604	7,148
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C25, Class XA (IO)
0.82%	11/15/47[5]	160,175	2,876
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C8, Class XA (IO)
0.90%	12/15/48[5]	312,518	1,561
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C4, Class XA (IO)
1.57%	12/10/45[5,6]	1,948,182	6,846
WF-RBS Commercial Mortgage Trust,
Series 2012-C10, Class XA (IO)
1.48%	12/15/45[5,6]	1,155,389	6,621
WF-RBS Commercial Mortgage Trust,
Series 2012-C8, Class XA (IO)
1.69%	08/15/45[5,6]	538,833	26
WF-RBS Commercial Mortgage Trust,
Series 2012-C9, Class XB (IO)
0.72%	11/15/45[5,6]	2,058,000	6,781

See accompanying Notes to Financial Statements.

149 / Annual Report March 2022

Opportunistic High Income Credit Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Commercial Mortgage-Backed (continued)
WF-RBS Commercial Mortgage Trust,
Series 2013-C11, Class XA (IO)
1.12%	03/15/45[5,6]	$806,014	$3,758
WF-RBS Commercial Mortgage Trust,
Series 2013-C13, Class XA (IO)
1.17%	05/15/45[5,6]	1,150,234	9,925
WF-RBS Commercial Mortgage Trust,
Series 2013-C14, Class XA (IO)
0.66%	06/15/46[5]	1,028,285	5,199
WF-RBS Commercial Mortgage Trust,
Series 2013-C17, Class XA (IO)
1.05%	12/15/46[5]	599,918	7,975

			121,945

Non-Agency Mortgage-Backed — 4.66%
American Home Mortgage Assets Trust,
Series 2007-1, Class A1
(Federal Reserve US 12-Month Cumulative Average plus 0.70%)
0.84%	02/25/47[1]	26,586	13,980
IndyMac Index Mortgage Loan Trust,
Series 2007-AR7, Class 1A1
2.60%	11/25/37[5]	10,017	9,056
JPMorgan Mortgage Trust,
Series 2006-A4, Class 1A1
2.91%	06/25/36[5]	23,625	19,638
MASTR Adjustable Rate Mortgages Trust,
Series 2004-13, Class 3A1
2.76%	11/21/34[5]	46,439	46,359
MASTR Alternative Loan Trust,
Series 2006-2, Class 2A2 (IO)
(-1.00 X LIBOR USD 1-Month plus 7.10%, 7.10% Cap)
6.64%	03/25/36[1,2,3]	218,926	30,081
WaMu Asset-Backed Certificates,
Series 2007-HE2, Class 2A2
(LIBOR USD 1-Month plus 0.19%)
0.65%	04/25/37[1]	48,944	22,539

			141,653

U.S. Agency Commercial Mortgage-Backed — 1.17%
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K024, Class X3 (IO)
1.66%	11/25/40[5]	1,000,000	6,714
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K028, Class X3 (IO)
1.66%	06/25/41[5]	219,000	3,329
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K715, Class X3 (IO)
3.62%	02/25/41[5]	461,906	1,205
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K721, Class X1 (IO)
0.33%	08/25/22[5]	2,733,328	2,022

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
U.S. Agency Commercial Mortgage-Backed (continued)
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K721, Class X3 (IO)
1.31%	11/25/42[5]	$2,800,000	$15,709
FREMF Mortgage Trust,
Series 2012-K20, Class X2A (IO)
0.20%	05/25/45[6]	2,055,992	11
Ginnie Mae,
Series 2012-27, Class IO (IO)
0.57%	04/16/53[5]	537,131	4,017
Ginnie Mae,
Series 2013-163, Class IO (IO)
1.04%	02/16/46[5]	149,918	2,782

			35,789

Total Mortgage-Backed (Cost $449,968)			299,387

Total Bonds — 81.28% (Cost $2,742,049)			2,472,016

Issues		Shares	Value

COMMON STOCK — 12.48%

Communication Services — 3.34%
Altice USA, Inc.[9]		1,736	21,665
AT&T, Inc.		562	13,280
National CineMedia, Inc.		8,649	21,969
Nexstar Media Group, Inc.		107	20,167
T-Mobile U.S., Inc.[9]		192	24,643

			101,724

Consumer Discretionary — 1.75%
Newell Brands, Inc.		602	12,889
Qurate Retail, Inc.		3,324	15,822
Rent-A-Center, Inc.		809	20,379
Spectrum Brands Holdings, Inc.		47	4,170

			53,260

Financials — 1.11%
FirstCash Holdings, Inc.		240	16,882
Wells Fargo & Co.		348	16,864

			33,746

Gaming — 0.26%
Penn National Gaming, Inc.[9]		188	7,975

Health Care — 1.52%
Bausch Health Cos., Inc.[9]		1,127	25,752
Centene Corp.[9]		243	20,458

			46,210

Industrials — 0.92%
Maxar Technologies, Inc.		493	19,454
TransDigm Group, Inc.[9]		13	8,470

			27,924

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 150

Opportunistic High Income Credit Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Shares	Value

COMMON STOCK — 12.48% (continued)
Information Technology — 0.52%
CommScope Holding Co., Inc.[9]	1,012	$7,975
SS&C Technologies Holdings, Inc.	105	7,877

		15,852

Real Estate Investment Trust (REIT) — 1.27%
Gaming and Leisure Properties, Inc.	492	23,089
Hudson Pacific Properties, Inc.	560	15,540

		38,629

Transportation — 1.26%
Hertz Global Holdings, Inc.[9]	1,725	38,209

		38,209

Utilities — 0.53%
FirstEnergy Corp.	353	16,188

Total Common Stock (Cost $418,175)		379,717

MASTER LIMITED PARTNERSHIPS — 2.63%

Energy — 2.63%
Enterprise Products Partners LP	1,025	26,455
NGL Energy Partners LP9	8,366	18,573
Sunoco LP	416	16,990
USA Compression Partners LP	1,017	17,909

		79,927

Total Master Limited Partnerships (Cost $63,737)		79,927

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS — 3.20%
Money Market Funds — 3.20%
Fidelity Investments Money Market Funds - Government Portfolio
0.12%[10]		97,209	$97,209

Total Short-Term Investments (Cost $97,209)

Total Investments - 99.59% (Cost $3,321,170)			3,028,869

Cash and Other Assets, Less Liabilities - 0.41%			12,475

Net Assets - 100.00%			$3,041,344

[1]	Floating rate security. The rate disclosed was in effect at March 31, 2022.
[2]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[3]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $86,762, which is 2.85% of total net assets.
[4]	Perpetual security with no stated maturity date.
[5]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[6]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[7]	Foreign denominated security issued by foreign domiciled entity.
[8]	Zero coupon bond. The rate shown is the effective yield as of March 31, 2022.
[9]	Non-income producing security.
[10]	Represents the current yield as of March 31, 2022.
*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(IO): Interest Only

(LIBOR): London InterBank Offer Rate

(S&P): Standard & Poor’s

(SOFR): Secured Overnight Financing Rate

(USD): U.S. Dollar

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Five-Year Note	2	06/30/22	$229,375	$(6,598)	$(6,598)

See accompanying Notes to Financial Statements.

151 / Annual Report March 2022

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

BONDS – 102.57%

ASSET-BACKED SECURITIES — 17.57%**
Aimco CLO,
Series 2015-AA, Class BR2
(Cayman Islands)
(LIBOR USD 3-Month plus 1.60%)
1.84%	10/17/34[1,2,3]	$70,000	$69,319
Allegro CLO XII Ltd.,
Series 2020-1A, Class B
(Cayman Islands)
(LIBOR USD 3-Month plus 1.70%)
1.96%	01/21/32[1,2,3]	45,000	44,676
AMSR Trust,
Series 2020-SFR1, Class I
8.19%	04/17/37[1]	100,000	100,760
Cedar Funding XII CLO Ltd.,
Series 2020-12A, Class A1R
(Cayman Islands)
(LIBOR USD 3-Month plus 1.13%)
1.39%	10/25/34[1,2,3]	180,000	178,372
CoreVest American Finance Trust,
Series 2019-1, Class XA (IO)
2.16%	03/15/52[1,4]	350,689	14,670
CoreVest American Finance Trust,
Series 2020-1, Class A2
2.30%	03/15/50[1]	140,000	129,383
Crystal River CDO,
Series 2005-1A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 0.36%)
2.68%	03/02/46[1,2,3,5,6]	419,900	48,715
Dryden 85 CLO Ltd.,
Series 2020-85A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.15%)
1.39%	10/15/35[1,2,3]	150,000	148,782
Eaton Vance CLO Ltd.,
Series 2020-1A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.17%)
1.41%	10/15/34[1,2,3]	90,000	89,068
Global SC Finance II SRL,
Series 2014-1A, Class A2
(Barbados)
3.09%	07/17/29[1,3]	70,815	69,779
Golub Capital Partners CLO 54M L.P,
Series 2021-54A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.53%)
1.85%	08/05/33[1,2,3]	90,000	89,455
Harvest Commercial Capital Loan Trust,
Series 2019-1, Class A
3.29%	09/25/46[1,4]	55,215	53,574
HPS Loan Management Ltd.
Series 10A-16, Class A1RR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.14%)
1.39%	04/20/34[1,2,3]	85,000	84,334

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
KGS-Alpha SBA COOF Trust,
Series 2015-1, Class A (IO)
1.81%	10/25/35[1,4]	$1,449,539	$38,730
Lehman Brothers Small Balance Commercial Mortgage Trust,
Series 2007-1A, Class 1A
(LIBOR USD 1-Month plus 0.25%)
0.71%	03/25/37[1,2]	57,460	56,854
Neuberger Berman Loan Advisers CLO 43 Ltd.,
Series 2021-43A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.13%)
1.37%	07/17/35[1,2,3]	85,000	84,541
OCP CLO Ltd.,
Series 2021-21A, Class B
(Cayman Islands)
(LIBOR USD 3-Month plus 1.70%)
1.95%	07/20/34[1,2,3]	50,000	49,533
OHA Credit Funding 7 Ltd.,
Series 2020-7A, Class AR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.30%)
2.15%	02/24/37[1,2,3]	150,000	149,373
Palmer Square Loan Funding Ltd.,
Series 2020-2A, Class A2
(Cayman Islands)
(LIBOR USD 3-Month plus 1.55%)
1.80%	04/20/28[1,2,3]	100,000	99,976
Park Avenue Institutional Advisers CLO Ltd.,
Series 2021-1A, Class A2
(Cayman Islands)
(LIBOR USD 3-Month plus 1.75%)
2.00%	01/20/34[1,2,3]	40,000	39,736
Progress Residential,
Series 2021-SFR1, Class F
2.76%	04/17/38[1]	100,000	86,437
Skyline Aircraft Finance LLC,
Series 2021-1, Class A
3.23%	05/10/37[5,6]	70,527	66,560
SLC Student Loan Trust,
Series 2004-1, Class B
(LIBOR USD 3-Month plus 0.29%)
0.80%	08/15/31[2]	123,058	114,517
SLM Student Loan Trust,
Series 2007-7, Class B
(LIBOR USD 3-Month plus 0.75%)
1.01%	10/27/70[2]	215,000	197,670
SLM Student Loan Trust,
Series 2008-2, Class B
(LIBOR USD 3-Month plus 1.20%)
1.46%	01/25/83[2]	340,000	323,496
SLM Student Loan Trust,
Series 2008-3, Class B
(LIBOR USD 3-Month plus 1.20%)
1.46%	04/26/83[2]	340,000	313,098

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 152

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust,
Series 2008-4, Class B
(LIBOR USD 3-Month plus 1.85%)
2.11%	04/25/73[2]	$340,000	$338,348
SLM Student Loan Trust,
Series 2008-5, Class B
(LIBOR USD 3-Month plus 1.85%)
2.11%	07/25/73[2]	235,000	234,710
SLM Student Loan Trust,
Series 2008-6, Class B
(LIBOR USD 3-Month plus 1.85%)
2.11%	07/26/83[2]	340,000	332,632
Stratus CLO Ltd.,
Series 2021-3A, Class SUB
(Cayman Islands)
0.00%	12/29/29[1,3,4]	250,000	239,980
Structured Receivables Finance LLC,
Series 2010-A, Class B
7.61%	01/16/46[1]	267,867	284,546
Structured Receivables Finance LLC,
Series 2010-B, Class B
7.97%	08/15/36[1]	296,130	329,084
TRESTLES CLO V Ltd.,
Series 2021-5A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 1.17%)
1.33%	10/20/34[1,2,3]	90,000	88,990

Total Asset-Backed Securities (Cost $5,026,982)			4,589,698

CORPORATES — 36.73%*

Banking — 6.89%
Bank of America Corp.
2.30%	07/21/32[4]	60,000	53,442
2.57%	10/20/32[4]	5,000	4,557
2.69%	04/22/32[4]	10,000	9,195
3.00%	12/20/23[4]	20,000	20,058
3.37%	01/23/26[4]	110,000	110,009
Bank of America Corp.
(MTN)
2.09%	06/14/29[4]	55,000	50,315
3.97%	02/07/30[4]	25,000	25,432
Bank of America Corp.,
Series N
1.66%	03/11/27[4]	100,000	93,480
Bank of America Corp.,
Series RR
4.38%[4,7]		15,000	14,134
Comerica, Inc.
5.63%[4,7]		45,000	46,800
Credit Suisse Group AG
(Switzerland)
1.31%	02/02/27[1,3,4]	30,000	26,829
2.19%	06/05/26[1,3,4]	90,000	84,684
2.59%	09/11/25[1,3,4]	5,000	4,825
3.09%	05/14/32[1,3,4]	5,000	4,505

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Banking (continued)
3.75%	03/26/25[3]	$15,000	$14,955
DNB Bank ASA
(Norway)
1.13%	09/16/26[1,3,4]	45,000	41,358
HSBC Holdings PLC
(United Kingdom)
1.59%	05/24/27[3,4]	25,000	22,850
2.01%	09/22/28[3,4]	115,000	104,441
2.80%	05/24/32[3,4]	30,000	27,328
3.80%	03/11/25[3,4]	5,000	5,026
4.29%	09/12/26[3,4]	10,000	10,131
JPMorgan Chase & Co.
0.77%	08/09/25[4]	15,000	14,236
0.97%	06/23/25[4]	90,000	85,985
1.58%	04/22/27[4]	55,000	51,268
2.01%	03/13/26[4]	85,000	82,050
2.58%	04/22/32[4]	50,000	45,879
Lloyds Banking Group PLC
(United Kingdom)
2.91%	11/07/23[3,4]	140,000	140,239
Macquarie Group Ltd.
(Australia)
2.69%	06/23/32[1,3,4]	30,000	26,490
2.87%	01/14/33[1,3,4]	95,000	84,512
NatWest Group PLC
(United Kingdom)
4.27%	03/22/25[3,4]	55,000	55,669
Santander UK Group Holdings PLC
(United Kingdom)
1.53%	08/21/26[3,4]	35,000	32,211
1.67%	06/14/27[3,4]	50,000	45,553
4.80%	11/15/24[3,4]	65,000	66,508
U.S. Bancorp
3.70%[4,7]		15,000	13,610
Wells Fargo & Co.
(MTN)
2.39%	06/02/28[4]	75,000	71,006
3.35%	03/02/33[4]	165,000	160,528
3.53%	03/24/28[4]	50,000	49,948

			1,800,046

Communications — 5.86%
AT&T, Inc.
2.55%	12/01/33	93,000	82,810
3.80%	12/01/57	136,000	121,203
4.75%	05/15/46	15,000	16,353
Cable One, Inc.
4.00%	11/15/30[1]	37,000	34,225
Charter Communications Operating, LLC/Charter
Communications Operating Capital
5.25%	04/01/53	40,000	40,379
CommScope, Inc.
4.75%	09/01/29[1]	24,000	22,260
CSC Holdings LLC
4.13%	12/01/30[1]	30,000	26,454
4.50%	11/15/31[1]	28,000	25,120

See accompanying Notes to Financial Statements.

153 / Annual Report March 2022

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Communications (continued)
5.38%	02/01/28[1]	$5,000	$4,862
6.50%	02/01/29[1]	12,000	12,118
Diamond Sports Group, LLC/Diamond Sports Finance Co.
5.38%	08/15/26[1]	85,000	33,362
DIRECTV Financing LLC/DIRECTV Financing Co. Obligor, Inc.
5.88%	08/15/27[1]	30,000	29,602
Gray Escrow II, Inc.
5.38%	11/15/31[1]	15,000	14,356
Intelsat Jackson Holdings SA
(Luxembourg)
6.50%	03/15/30[1,3]	48,000	48,002
Intelsat Jackson Holdings SA,
Class B
8.50%	10/15/24[1,3,5,6,8,9]	38,000	—
Intelsat Jackson Holdings SA,
Class B
(Luxembourg)
9.75%	07/15/25[1,3,5,6,8,9]	71,000	—
Level 3 Financing, Inc.
3.40%	03/01/27[1]	10,000	9,442
3.88%	11/15/29[1]	60,000	55,326
Lumen Technologies, Inc.
4.00%	02/15/27[1]	24,000	22,394
5.38%	06/15/29[1]	42,000	37,463
National CineMedia LLC
5.88%	04/15/28[1]	49,000	42,894
Qwest Corp.
7.25%	09/15/25	70,000	76,475
SES GLOBAL Americas Holdings GP
5.30%	03/25/44[1]	200,000	194,577
Sinclair Television Group, Inc.
4.13%	12/01/30[1]	52,000	46,462
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC
4.74%	03/20/25[1]	142,500	145,554
Tencent Holdings Ltd.
(Cayman Islands)
3.98%	04/11/29[1,3]	25,000	24,994
Time Warner Cable LLC
5.50%	09/01/41	100,000	104,066
T-Mobile USA, Inc.
2.25%	02/15/26	66,000	62,264
2.55%	02/15/31	10,000	9,084
2.63%	04/15/26	38,000	36,374
3.88%	04/15/30	35,000	35,184
Virgin Media Secured Finance PLC
(United Kingdom)
5.50%	05/15/29[1,3]	66,000	65,611
Vodafone Group PLC
(United Kingdom)
4.88%	06/19/49[3]	48,000	52,400

			1,531,670

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Consumer Discretionary — 1.32%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.
4.70%	02/01/36	$15,000	$16,325
4.90%	02/01/46	65,000	72,393
BAT Capital Corp.
2.73%	03/25/31	25,000	22,073
4.39%	08/15/37	20,000	18,642
4.54%	08/15/47	75,000	67,129
5.65%	03/16/52	25,000	25,418
Imperial Brands Finance PLC
(United Kingdom)
3.13%	07/26/24[1,3]	25,000	24,792
Magallanes, Inc.
4.28%	03/15/32[1]	15,000	15,094
5.05%	03/15/42[1]	55,000	56,140
5.14%	03/15/52[1]	25,000	25,610

			343,616

Electric — 1.13%
Alliant Energy Finance, LLC
3.60%	03/01/32[1]	55,000	53,708
Entergy Texas, Inc.
3.45%	12/01/27	150,000	148,666
FirstEnergy Transmission LLC
2.87%	09/15/28[1]	39,000	36,255
Jersey Central Power & Light Co.
4.70%	04/01/24[1]	55,000	56,259

			294,888

Energy — 3.13%
Energy Transfer LP
5.40%	10/01/47	174,000	182,136
5.50%	06/01/27	3,000	3,228
Global Partners LP/GLP Finance Corp.
6.88%	01/15/29	28,000	27,703
Kinder Morgan Energy Partners LP
5.00%	08/15/42	45,000	46,196
Occidental Petroleum Corp.
0.00%	10/10/36[10]	55,000	29,612
Petroleos Mexicanos
(Mexico)
6.63%	06/15/35[3]	15,000	13,493
6.75%	09/21/47[3]	50,000	40,736
6.95%	01/28/60[3]	35,000	28,434
Rockies Express Pipeline LLC
4.80%	05/15/30[1]	100,000	95,750
Ruby Pipeline LLC
8.00%	04/01/22[1,5,6]	34,545	32,127
Southern Co. Gas Capital Corp.
3.88%	11/15/25	70,000	71,326
Sunoco LP/Sunoco Finance Corp.
4.50%	05/15/29	56,000	52,973
4.50%	04/30/30[1]	9,000	8,305
TransMontaigne Partners LP/TLP Finance Corp.
6.13%	02/15/26	35,000	34,475

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 154

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Energy (continued)
Transocean Pontus Ltd.
(Cayman Islands)
6.13%	08/01/25[1,3]	$25,215	$25,102
Transocean Poseidon Ltd.
(Cayman Islands)
6.88%	02/01/27[1,3]	18,750	18,592
Transocean Proteus Ltd.
(Cayman Islands)
6.25%	12/01/24[1,3]	9,500	9,442
USA Compression Partners LP/USA Compression Finance Corp.
6.88%	04/01/26	32,000	32,342
6.88%	09/01/27	22,000	22,118
Venture Global Calcasieu Pass LLC
3.88%	08/15/29[1]	45,000	43,822

			817,912

Entertainment — 0.17%
Cinemark USA, Inc.
5.25%	07/15/28[1]	32,000	29,984
WMG Acquisition Corp.
3.75%	12/01/29[1]	15,000	14,097

			44,081

Finance — 4.76%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
(Ireland)
2.45%	10/29/26[3]	75,000	69,369
3.30%	01/30/32[3]	15,000	13,571
Air Lease Corp.
(MTN)
2.30%	02/01/25	75,000	72,211
American Express Co.,
Series D
3.55%[4,7]		15,000	13,631
Avolon Holdings Funding Ltd.
(Cayman Islands)
2.53%	11/18/27[1,3]	60,000	53,108
3.25%	02/15/27[1,3]	10,000	9,439
Capital One Financial Corp.
3.27%	03/01/30[4]	40,000	38,717
Charles Schwab Corp. (The)
2.90%	03/03/32	40,000	38,522
5.00%[4,7]		15,000	14,982
Citigroup, Inc.
1.28%	11/03/25[4]	30,000	28,551
3.06%	01/25/33[4]	55,000	51,501
3.11%	04/08/26[4]	25,000	24,829
3.79%	03/17/33[4]	35,000	34,810
Citigroup, Inc.,
Series VAR
3.07%	02/24/28[4]	15,000	14,647
General Motors Financial Co., Inc.
3.15%	06/30/22	75,000	75,255
3.45%	04/10/22	20,000	20,006

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Finance (continued)
Goldman Sachs Group, Inc. (The)
0.93%	10/21/24[4]	$30,000	$29,095
1.22%	12/06/23	75,000	73,255
1.43%	03/09/27[4]	10,000	9,231
1.54%	09/10/27[4]	90,000	82,527
2.38%	07/21/32[4]	15,000	13,338
3.10%	02/24/33[4]	55,000	51,901
3.27%	09/29/25[4]	15,000	14,992
Goldman Sachs Group, Inc. (The),
Series VAR
1.09%	12/09/26[4]	60,000	55,045
JPMorgan Chase & Co.
2.55%	11/08/32[4]	15,000	13,703
2.95%	02/24/28[4]	20,000	19,524
Morgan Stanley
2.94%	01/21/33[4]	35,000	32,814
Morgan Stanley
(GMTN)
0.79%	01/22/25[4]	40,000	38,424
Morgan Stanley
(MTN)
1.16%	10/21/25[4]	120,000	114,099
1.93%	04/28/32[4]	15,000	12,998
2.51%	10/20/32[4]	5,000	4,529
Nationwide Building Society
(United Kingdom)
3.77%	03/08/24[1,3,4]	50,000	50,296
4.36%	08/01/24[1,3,4]	20,000	20,314
Park Aerospace Holdings Ltd.
(Cayman Islands)
4.50%	03/15/23[1,3]	35,000	35,266

			1,244,500

Food — 1.19%
Chobani LLC/Chobani Finance Corp, Inc.
4.63%	11/15/28[1]	27,000	24,958
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
(Canada)
3.75%	12/01/31[1,3]	52,000	48,089
5.50%	01/15/30[1,3]	25,000	25,610
Kraft Heinz Foods Co.
5.00%	06/04/42	74,000	79,132
Pilgrim’s Pride Corp.
3.50%	03/01/32[1]	30,000	26,256
4.25%	04/15/31[1]	25,000	23,173
Post Holdings, Inc.
4.63%	04/15/30[1]	50,000	45,105
Smithfield Foods, Inc.
2.63%	09/13/31[1]	45,000	39,488

			311,811

Gaming — 0.11%
Boyd Gaming Corp.
4.75%	06/15/31[1]	30,000	28,930

See accompanying Notes to Financial Statements.

155 / Annual Report March 2022

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Health Care — 3.34%
AbbVie, Inc.
3.60%	05/14/25	$50,000	$50,704
Amgen, Inc.
3.35%	02/22/32	15,000	14,882
4.40%	02/22/62	15,000	15,588
Bausch Health Americas, Inc.
9.25%	04/01/26[1]	7,000	7,185
Bayer U.S. Finance II LLC
2.85%	04/15/25[1]	20,000	19,548
4.38%	12/15/28[1]	70,000	71,657
4.63%	06/25/38[1]	35,000	36,767
Centene Corp.
2.45%	07/15/28	46,000	42,068
3.00%	10/15/30	59,000	54,281
CommonSpirit Health
2.78%	10/01/30	40,000	37,115
CVS Health Corp.
5.05%	03/25/48	70,000	79,394
Embecta Corp.
5.00%	02/15/30[1]	28,000	26,461
6.75%	02/15/30[1]	13,000	13,056
Endo DAC/Endo Finance LLC/Endo Finco, Inc.
(Ireland)
6.00%	06/30/28[1,3]	57,000	33,240
Endo Luxembourg Finance Co. I Sarl/Endo U.S., Inc.
(Luxembourg)
6.13%	04/01/29[1,3]	13,000	11,879
Fresenius Medical Care U.S. Finance III, Inc.
1.88%	12/01/26[1]	30,000	27,875
HCA, Inc.
3.63%	03/15/32[1]	40,000	39,221
5.25%	04/15/25	12,000	12,643
5.25%	06/15/49	110,000	120,943
5.63%	09/01/28	14,000	15,155
ModivCare Escrow Issuer, Inc.
5.00%	10/01/29[1]	15,000	13,996
Molina Healthcare, Inc.
3.88%	11/15/30[1]	35,000	33,852
3.88%	05/15/32[1]	40,000	38,124
Prime Healthcare Services, Inc.
7.25%	11/01/25[1]	43,000	44,183
Universal Health Services, Inc.
1.65%	09/01/26[1]	15,000	13,768

			873,585

Industrials — 2.44%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
(Canada)
5.25%	08/15/27[1,3]	29,000	26,928
Artera Services LLC
9.03%	12/04/25[1]	30,000	30,011
Ball Corp.
4.00%	11/15/23	30,000	30,675
Berry Global, Inc.
1.65%	01/15/27	5,000	4,562
4.88%	07/15/26[1]	50,000	50,561

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Industrials (continued)
Boeing Co. (The)
1.43%	02/04/24	$60,000	$58,076
4.88%	05/01/25	10,000	10,331
Clydesdale Acquisition Holdings, Inc.
6.63%	04/15/29[1]	13,000	13,146
Energizer Holdings, Inc.
6.50%	12/31/27[1]	27,000	26,762
General Electric Co.
(MTN)
(LIBOR USD 3-Month plus 0.48%)
0.99%	08/15/36[2]	325,000	279,955
Graphic Packaging International LLC
4.88%	11/15/22	55,000	55,414
Mauser Packaging Solutions Holding Co.
5.50%	04/15/24[1]	5,000	4,987
OT Merger Corp.
7.88%	10/15/29[1]	45,000	39,629
Sealed Air Corp.
4.00%	12/01/27[1]	5,000	4,900

			635,937

Information Technology — 0.67%
Broadcom, Inc.
4.30%	11/15/32	15,000	15,235
NCR Corp.
5.13%	04/15/29[1]	37,000	35,625
Netflix, Inc.
5.88%	02/15/25	50,000	53,412
Oracle Corp.
2.88%	03/25/31	15,000	13,697
3.80%	11/15/37	10,000	9,004
3.95%	03/25/51	54,000	47,303

			174,276

Insurance — 1.48%
Aon Corp./Aon Global Holdings PLC
3.90%	02/28/52	30,000	29,735
Athene Global Funding
1.61%	06/29/26[1]	30,000	27,359
3.21%	03/08/27[1]	25,000	24,096
(SOFR Rate plus 0.70%)
0.91%	05/24/24[1,2]	30,000	29,628
Berkshire Hathaway Finance Corp.
3.85%	03/15/52	25,000	25,582
Brown & Brown, Inc.
4.95%	03/17/52	20,000	21,375
Farmers Exchange Capital II
6.15%	11/01/53[1,4]	50,000	59,200
Nationwide Mutual Insurance Co.
3.12%	12/15/24[1,4]	75,000	75,052
Teachers Insurance & Annuity Association of America
4.27%	05/15/47[1]	65,000	68,853
Willis North America, Inc.
4.50%	09/15/28	25,000	25,955

			386,835

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 156

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Materials — 0.32%
ASP Unifrax Holdings, Inc.
5.25%	09/30/28[1]	$30,000	$27,907
EverArc Escrow SARL
(Luxembourg)
5.00%	10/30/29[1,3]	36,000	32,963
International Flavors & Fragrances, Inc.
2.30%	11/01/30[1]	26,000	23,250

			84,120

Real Estate Investment Trust (REIT) — 1.72%
American Assets Trust LP
3.38%	02/01/31	30,000	28,231
American Campus Communities Operating Partnership LP
3.63%	11/15/27	50,000	49,788
3.75%	04/15/23	35,000	35,310
CyrusOne LP/CyrusOne Finance Corp.
2.15%	11/01/30	5,000	4,995
2.90%	11/15/24	80,000	80,220
3.45%	11/15/29	5,000	5,251
GLP Capital LP/GLP Financing II, Inc.
5.38%	04/15/26	75,000	78,453
5.75%	06/01/28	25,000	26,947
Healthcare Trust of America Holdings LP
2.00%	03/15/31	45,000	39,005
Iron Mountain Information Management Services, Inc.
5.00%	07/15/32[1]	30,000	28,231
LXP Industrial Trust
2.70%	09/15/30	35,000	32,353
SL Green Operating Partnership LP
3.25%	10/15/22	40,000	40,015

			448,799

Retail — 0.96%
1011778 BC ULC/New Red Finance, Inc.
(Canada)
4.00%	10/15/30[1,3]	30,000	27,139
Asbury Automotive Group, Inc.
5.00%	02/15/32[1]	30,000	27,947
Bloomin’ Brands, Inc./OSI Restaurant Partners LLC
5.13%	04/15/29[1]	30,000	28,373
Dollar Tree, Inc.
4.00%	05/15/25	40,000	40,962
Fertitta Entertainment, LLC/Fertitta Entertainment Finance
Co., Inc.
6.75%	01/15/30[1]	45,000	41,512
FirstCash, Inc.
5.63%	01/01/30[1]	30,000	28,864
Michaels Cos., Inc. (The)
7.88%	05/01/29[1]	65,000	55,737

			250,534

Services — 0.62%
Adtalem Global Education, Inc.
5.50%	03/01/28[1]	30,000	29,060
HealthEquity, Inc.
4.50%	10/01/29[1]	30,000	28,607

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Services (continued)
Hertz Corp. (The)
4.63%	12/01/26[1]	$15,000	$14,047
5.00%	12/01/29[1]	15,000	13,676
Rent-A-Center, Inc.
6.38%	02/15/29[1]	35,000	32,145
Waste Pro USA, Inc.
5.50%	02/15/26[1]	48,000	45,417

			162,952

Transportation — 0.62%
Continental Airlines Pass-Through Trust,
Series 2007-1, Class B
6.90%	04/19/22	53,281	53,281
JetBlue Airways Pass-Through Trust,
Series 2020-1, Class A
4.00%	11/15/32	93,456	93,021
Union Pacific Corp.
3.50%	02/14/53	15,000	14,681

			160,983

Total Corporates (Cost $9,975,331)			9,595,475

FOREIGN GOVERNMENT OBLIGATIONS — 0.10%

Foreign Government Obligations — 0.10%
Airport Authority
(Hong Kong)
3.25%	01/12/52[1,3]	30,000	27,226
Total Foreign Government Obligations
(Cost $29,525)

MORTGAGE-BACKED — 47.68%**

Non-Agency Commercial Mortgage-Backed — 10.64%
Banc of America Commercial Mortgage Trust,
Series 2015-UBS7, Class XE (IO)
1.25%	09/15/48[1,4]	1,500,000	48,930
BCRR Trust,
Series 2016-FRR3, Class E
(-1.00 X LIBOR USD 1-Month plus 18.35%)
2.04%	05/26/26[1,2]	88,636	80,064
BX Commercial Mortgage Trust,
Series 2020-FOX, Class F
(LIBOR USD 1-Month plus 4.25%)
4.65%	11/15/32[1,2]	82,918	82,511
BX Commercial Mortgage Trust,
Series 2020-FOX, Class G
(LIBOR USD 1-Month plus 4.75%)
5.15%	11/15/32[1,2]	103,647	102,727
Citigroup Commercial Mortgage Trust,
Series 2012-GC8, Class XA (IO)
1.72%	09/10/45[1,4]	1,060,407	1,204
Citigroup Commercial Mortgage Trust,
Series 2013-GC11, Class XA (IO)
1.35%	04/10/46[4]	4,222,773	41,351

See accompanying Notes to Financial Statements.

157 / Annual Report March 2022

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
Citigroup Commercial Mortgage Trust,
Series 2014-GC25, Class XA (IO)
0.96%	10/10/47[4]	$4,055,661	$78,912
COBALT CMBS Commercial Mortgage Trust,
Series 2007-C2, Class X (IO)
0.45%	04/15/47[1,4]	259,148	1,045
Commercial Mortgage Trust,
Series 2012-CR2, Class XA (IO)
1.60%	08/15/45[4]	14,085,333	5,633
Commercial Mortgage Trust,
Series 2012-CR3, Class XA (IO)
1.82%	10/15/45[4]	6,403,738	17,734
Commercial Mortgage Trust,
Series 2012-CR5, Class XA (IO)
1.49%	12/10/45[4]	4,436,851	21,627
Commercial Mortgage Trust,
Series 2013-CR12, Class XA (IO)
1.10%	10/10/46[4]	1,718,437	22,818
Commercial Mortgage Trust,
Series 2020-CBM, Class XCP (IO)
0.60%	02/10/37[1,4]	1,667,987	26,030
Credit Suisse Mortgage Capital Trust,
Series 2014-USA, Class X1 (IO)
0.54%	09/15/37[1,4]	9,783,817	152,651
CSAIL Commercial Mortgage Trust,
Series 2015-C1, Class XA (IO)
0.82%	04/15/50[4]	1,693,786	30,645
CSMC,
Series 2018-SITE, Class B
4.53%	04/15/36[1]	100,000	98,294
CSMC,
Series 2019-RIO, Class A
(LIBOR USD 1-Month plus 3.02%)
4.02%	12/15/22[1,2]	100,000	99,864
DBWF Mortgage Trust,
Series 2018-AMXP, Class B
4.00%	05/05/35[1,4]	100,000	98,220
European Loan Conduit No. 36 DAC,
Series 36A, Class E
(Ireland)
(-1.00 X 3 month Euribor plus 3.35%, 8.35% Cap)
3.35%	02/17/30[1,2,3]	99,881	109,646
GS Mortgage Securities Corp. II,
Series 2012-TMSQ, Class D
3.46%	12/10/30[1,4]	170,000	163,247
GS Mortgage Securities Corp. II,
Series 2013-GC10, Class XA (IO)
1.47%	02/10/46[4]	3,842,520	30,967
GS Mortgage Securities Corp. Trust,
Series 2020-UPTN, Class XA (IO)
0.35%	02/10/37[1,4]	940,000	8,798
GS Mortgage Securities Trust,
Series 2012-GC6, Class XB (IO)
0.99%	01/10/45[1,4]	1,229,863	12

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
GS Mortgage Securities Trust,
Series 2012-GCJ9, Class XA (IO)
1.91%	11/10/45[4]	$2,610,464	$15,543
GS Mortgage Securities Trust,
Series 2013-GC16, Class XB (IO)
0.15%	11/10/46[4]	45,024,000	137,560
GS Mortgage Securities Trust,
Series 2014-GC24, Class XA (IO)
0.71%	09/10/47[4]	2,793,442	39,336
Impact Funding Affordable Multifamily Housing Mortgage Loan Trust,
Series 2010-1, Class A1
5.31%	01/25/51[1]	77,069	77,492
JPMBB Commercial Mortgage Securities Trust,
Series 2013-C15, Class XA (IO)
1.02%	11/15/45[4]	7,334,044	86,640
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C19, Class A3
3.67%	04/15/47	47,574	46,496
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C21, Class XA (IO)
0.96%	08/15/47[4]	481,366	8,062
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C22, Class XA (IO)
0.82%	09/15/47[4]	7,871,249	122,091
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C25, Class XA (IO)
0.82%	11/15/47[4]	4,771,019	85,661
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C26, Class XA (IO)
0.96%	01/15/48[4]	2,757,410	55,520
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2012-LC9, Class XA (IO)
1.39%	12/15/47[4]	1,587,674	9,003
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2013-C13, Class XA (IO)
0.09%	01/15/46[4]	6,183,719	6,693
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2013-C16, Class XA (IO)
0.86%	12/15/46[4]	5,192,804	54,183
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2019-ICON, Class C
4.54%	01/05/34[1]	72,000	70,408
Ladder Capital Commercial Mortgage Mortgage Trust,
Series 2013-GCP, Class XA (IO)
1.17%	02/15/36[1,4]	1,450,369	78,473
Med Trust,
Series 2021-MDLN, Class G
(LIBOR USD 1-Month plus 5.25%)
5.65%	11/15/38[1,2]	100,000	98,251
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C9, Class XB (IO)
0.30%	05/15/46[1,4]	12,532,749	44,638
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2014-C19, Class XA (IO)
0.96%	12/15/47[4]	2,766,480	54,861

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 158

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
Wells Fargo Commercial Mortgage Trust,
Series 2015-NXS2, Class XA (IO)
0.65%	07/15/58[4]	$3,326,667	$57,562
Wells Fargo Commercial Mortgage Trust,
Series 2016-NXS6, Class XA (IO)
1.62%	11/15/49[4]	1,294,929	65,866
WF-RBS Commercial Mortgage Trust,
Series 2012-C9, Class XA (IO)
1.85%	11/15/45[1,4]	5,505,973	19,103
WF-RBS Commercial Mortgage Trust,
Series 2013-C12, Class XA (IO)
1.09%	03/15/48[1,4]	4,206,035	26,933
WF-RBS Commercial Mortgage Trust,
Series 2013-C13, Class XB (IO)
0.46%	05/15/45[1,4]	10,000,000	47,062
WF-RBS Commercial Mortgage Trust,
Series 2013-C14, Class XA (IO)
0.66%	06/15/46[4]	2,399,332	12,132
WF-RBS Commercial Mortgage Trust,
Series 2013-C17, Class XA (IO)
1.05%	12/15/46[4]	5,440,054	72,319
WF-RBS Commercial Mortgage Trust,
Series 2014-C21, Class XA (IO)
1.02%	08/15/47[4]	3,473,711	65,163

			2,779,981

Non-Agency Mortgage-Backed — 22.55%
CIM Trust,
Series 2021-NR2, Class A1 (STEP-reset date 05/25/22)
2.57%	07/25/59[1]	98,629	94,321
CIM Trust,
Series 2021-R3, Class A1A
1.95%	06/25/57[1,4]	90,201	87,503
CIM Trust,
Series 2021-R5, Class A1B
2.00%	08/25/61[1,4]	115,000	96,301
Conseco Finance Corp.,
Series 1999-5, Class A5
7.86%	03/01/30[4]	76,663	39,438
Credit-Based Asset Servicing and Securitization LLC, Mortgage Loan Trust,
Series 2007-CB2, Class A2C (STEP-reset date 05/25/22)
3.61%	02/25/37	258,744	193,558
Credit-Based Asset Servicing and Securitization LLC, Mortgage Loan Trust,
Series 2007-CB3, Class A3 (STEP-reset date 05/25/22)
3.31%	03/25/37	874,385	421,906
First Franklin Mortgage Loan Trust,
Series 2006-FF18, Class A2B
(LIBOR USD 1-Month plus 0.11%)
0.57%	12/25/37[2]	320,365	298,187
First Franklin Mortgage Loan Trust,
Series 2007-FF1, Class A2D
(LIBOR USD 1-Month plus 0.22%)
0.68%	01/25/38[2]	816,185	522,399

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
First Franklin Mortgage Loan Trust,
Series 2007-FF2, Class A2B
(LIBOR USD 1-Month plus 0.10%)
0.56%	03/25/37[2]	$575,134	$326,845
GMACM Mortgage Corp. Loan Trust,
Series 2006-AR1, Class 1A1
2.89%	04/19/36[4]	199,109	167,970
GreenPoint Mortgage Funding Trust,
Series 2005-AR1, Class A2
(LIBOR USD 1-Month plus 0.44%)
0.90%	06/25/45[2]	116,563	111,437
GSR Mortgage Loan Trust,
Series 2007-AR2, Class 5A1A
3.08%	05/25/37[4]	234,863	220,157
HSI Asset Loan Obligation Trust,
Series 2007-2, Class 2A12
6.00%	09/25/37	253,022	222,025
Impac CMB Trust,
Series 2004-4, Class 1A2
(LIBOR USD 1-Month plus 0.62%)
1.08%	09/25/34[2]	85,495	85,614
Impac CMB Trust,
Series 2004-6, Class 1A2
(LIBOR USD 1-Month plus 0.78%)
1.24%	10/25/34[2]	114,315	114,567
IndyMac Index Mortgage Loan Trust,
Series 2005-AR25, Class 2A1
2.94%	12/25/35[4]	235,888	233,165
IndyMac Manufactured Housing Contract Pass-Through Certificates,
Series 1997-1, Class A3
6.61%	02/25/28	55,639	55,818
IndyMac Manufactured Housing Contract Pass-Through Certificates,
Series 1997-1, Class A4
6.75%	02/25/28	23,422	23,514
IndyMac Manufactured Housing Contract Pass-Through Certificates,
Series 1998-1, Class A4
6.49%	09/25/28	43,393	44,766
IndyMac Manufactured Housing Contract Pass-Through Certificates,
Series 1998-1, Class A5
6.96%	09/25/28[4]	104,592	109,283
JPMorgan Mortgage Acquisition Trust,
Series 2007-HE1, Class AF6 (STEP-reset date 05/25/22)
4.23%	03/25/47	676,783	483,506
JPMorgan Mortgage Trust,
Series 2006-S2, Class 2A2
5.88%	06/25/21	2,917	2,932
Merrill Lynch Alternative Note Asset Trust,
Series 2007-A3, Class A2D
(LIBOR USD 1-Month plus 0.66%)
1.12%	04/25/37[2,5,6]	1,696,107	85,217

See accompanying Notes to Financial Statements.

159 / Annual Report March 2022

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Merrill Lynch Mortgage Investors Trust,
Series 2004-HE2, Class A2C
(LIBOR USD 1-Month plus 1.16%)
1.62%	08/25/35[2]	$629,458	$609,728
Mid-State Capital Corp. Trust,
Series 2005-1, Class A
5.75%	01/15/40	95,356	96,244
Mid-State Trust XI,
Series 11, Class B
8.22%	07/15/38	5,407	5,649
Morgan Stanley Mortgage Loan Trust,
Series 2004-7AR, Class 2A4
2.07%	09/25/34[4]	130,313	127,489
Morgan Stanley Mortgage Loan Trust,
Series 2006-7, Class 5A2
5.96%	06/25/36[4]	946,809	372,627
Oakwood Mortgage Investors, Inc.,
Series 1999-B, Class A4
6.99%	12/15/26	66,017	66,452
Oakwood Mortgage Investors, Inc.,
Series 2002-A, Class A3
6.03%	05/15/24[4]	86,898	88,073
Residential Accredit Loans Trust,
Series 2005-QA3, Class NB1
3.59%	03/25/35[4]	119,565	70,582
Residential Asset Securities Corp.,
Series 2005-KS11, Class M3
(LIBOR USD 1-Month plus 0.66%)
1.12%	12/25/35[2]	164,736	166,351
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-12, Class 2A
2.68%	09/25/34[4]	123,209	123,654
Terwin Mortgage Trust,
Series 2004-7HE, Class A1
(LIBOR USD 1-Month plus 1.10%)
1.56%	07/25/34[1,2]	64,209	63,109
VOLT XCIV LLC,
Series 2021-NPL3, Class A1 (STEP-reset date 04/25/22)
2.24%	02/27/51[1]	61,671	59,468

			5,889,855

U.S. Agency Commercial Mortgage-Backed — 5.20%
Fannie Mae-Aces,
Series 2016-M11, Class X2 (IO)
2.94%	07/25/39[4]	448,561	11,791
Freddie Mac Multifamily PC REMIC Trust,
Series 2019-P002, Class X (IO)
0.77%	07/25/33[4]	535,000	51,271
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K021, Class X3 (IO)
1.97%	07/25/40[4]	1,150,000	5,135
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K022, Class X3 (IO)
1.81%	08/25/40[4]	5,250,000	30,390

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Commercial Mortgage-Backed (continued)
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K023, Class X3 (IO)
1.69%	10/25/40[4]	$4,050,000	$22,922
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K024, Class X3 (IO)
1.66%	11/25/40[4]	8,000,000	53,707
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K027, Class X3 (IO)
1.71%	01/25/41[4]	5,000,000	62,333
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K028, Class X3 (IO)
1.66%	06/25/41[4]	2,142,000	32,562
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K031, Class X3 (IO)
1.66%	07/25/41[4]	5,999,569	98,947
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K034, Class X1 (IO)
0.05%	07/25/23[4]	6,084,084	6,121
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K040, Class X3 (IO)
2.04%	11/25/42[4]	1,100,000	52,523
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K047, Class X3 (IO)
1.50%	06/25/43[4]	1,676,868	72,802
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K724, Class X1 (IO)
0.27%	11/25/23[4]	14,488,712	50,687
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series KC04, Class X1 (IO)
1.26%	12/25/26[4]	2,263,669	84,953
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series KC05, Class X1 (IO)
1.20%	06/25/27[4]	1,987,022	77,036
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series KS11, Class XFX (IO)
1.60%	06/25/29[4]	350,000	31,464
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series Q010, Class XPT2 (IO)
0.36%	08/25/24	2,008,198	9,262
FREMF Mortgage Trust,
Series 2012-K23, Class X2A (IO)
0.13%	10/25/45[1]	58,200,489	12,053

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 160

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Commercial Mortgage-Backed (continued)
FREMF Mortgage Trust,
Series 2017-K66, Class X2A (IO)
0.10%	06/25/27[1]	$26,748,192	$109,121
FREMF Mortgage Trust,
Series 2017-K726, Class X2B (IO)
0.10%	07/25/49[1]	25,000,000	48,787
Ginnie Mae,
Series 2009-114, Class IO (IO)
0.02%	10/16/49[4]	4,508,464	324
Ginnie Mae,
Series 2010-148, Class IO (IO)
0.29%	09/16/50[4]	1,450,619	15,473
Ginnie Mae,
Series 2012-123, Class IO (IO)
0.64%	12/16/51[4]	2,243,109	33,366
Ginnie Mae,
Series 2012-125, Class IO (IO)
0.18%	02/16/53[4]	8,237,198	49,036
Ginnie Mae,
Series 2012-27, Class IO (IO)
0.57%	04/16/53[4]	5,945,489	44,464
Ginnie Mae,
Series 2013-156, Class IO (IO)
0.32%	06/16/55[4]	5,040,334	50,839
Ginnie Mae,
Series 2013-163, Class IO (IO)
1.04%	02/16/46[4]	1,676,924	31,119
Ginnie Mae,
Series 2013-63, Class IO (IO)
0.78%	09/16/51[4]	6,899,131	124,344
Ginnie Mae,
Series 2013-74, Class IO (IO)
0.56%	12/16/53[4]	3,030,428	43,447
Ginnie Mae,
Series 2014-103, Class IO (IO)
0.20%	05/16/55[4]	890,156	9,235
Ginnie Mae,
Series 2014-125, Class IO (IO)
0.94%	11/16/54[4]	652,807	21,487
Ginnie Mae,
Series 2015-47, Class IO (IO)
0.39%	10/16/56[4]	557,373	11,639

			1,358,640

U.S. Agency Mortgage-Backed — 9.29%
Fannie Mae REMICS,
Series 1993-80, Class S
(-1.22 X LIBOR USD 1-Month plus 10.88%, 10.88% Cap)
10.32%	05/25/23[2]	198	205
Fannie Mae REMICS,
Series 2000-45, Class SA (IO)
(-1.00 X LIBOR USD 1-Month plus 7.95%, 7.95% Cap)
7.48%	12/18/30[2]	57,021	4,584

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS,
Series 2001-42, Class SB
(-16.00 X LIBOR USD 1-Month plus 128.00%, 8.50% Cap)
8.50%	09/25/31[2]	$281	$299
Fannie Mae REMICS,
Series 2003-124, Class TS
(-14.00 X LIBOR USD 1-Month plus 100.80%, 9.80% Cap)
9.80%	01/25/34[2]	2,900	2,972
Fannie Mae REMICS,
Series 2005-92, Class US (IO)
(-1.00 X LIBOR USD 1-Month plus 6.10%, 6.10% Cap)
5.64%	10/25/25[2]	302,492	13,039
Fannie Mae REMICS,
Series 2006-125, Class SM (IO)
(-1.00 X LIBOR USD 1-Month plus 7.20%, 7.20% Cap)
6.74%	01/25/37[2]	528,254	81,275
Fannie Mae REMICS,
Series 2008-50, Class SA (IO)
(-1.00 X LIBOR USD 1-Month plus 6.05%, 6.05% Cap)
5.59%	11/25/36[2]	659,266	93,196
Fannie Mae REMICS,
Series 2010-43, Class KS (IO)
(-1.00 X LIBOR USD 1-Month plus 6.42%, 6.42% Cap)
5.96%	05/25/40[2]	628,286	102,920
Freddie Mac REMICS,
Series 1602, Class SN
(-4.25 X PRIME plus 46.22%, 10.09% Cap)
10.09%	10/15/23[2]	2,552	2,608
Freddie Mac REMICS,
Series 1673, Class SD
(-2.15 X US Treasury Yield Curve Rate T Note Constant Maturity 10-Year plus 19.39%, 18.31% Cap)
15.10%	02/15/24[2]	13,751	14,799
Freddie Mac REMICS,
Series 3247, Class SI (IO)
(-1.00 X LIBOR USD 1-Month plus 6.65%, 0.15% Cap)
0.15%	08/15/36[2]	8,609,387	34,775
Freddie Mac REMICS,
Series 3289, Class SD (IO)
(-1.00 X LIBOR USD 1-Month plus 6.12%, 6.12% Cap)
5.72%	03/15/37[2]	516,341	62,782
Ginnie Mae,
Series 2004-8, Class SE
(-2.00 X LIBOR USD 1-Month plus 14.30%, 14.30% Cap)
13.41%	11/26/23[2]	8,821	9,342
UMBS (TBA)
2.00%	04/01/52	50,000	46,387
2.00%	05/01/52	475,000	440,143
2.50%	05/01/52	875,000	833,143
3.00%	04/01/52	25,000	24,457
3.00%	05/01/52	675,000	658,969

			2,425,895

Total Mortgage-Backed (Cost $18,368,128)			12,454,371

See accompanying Notes to Financial Statements.

161 / Annual Report March 2022

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

MUNICIPAL BONDS — 0.49%*

California — 0.17%
California State University Revenue Bonds, University & College Improvements, Series B
2.37%	11/01/35	$15,000	$12,823
City of San Francisco Public Utilities Commission Water Revenue Bonds, Series E
2.83%	11/01/41	35,000	31,496

			44,319

Florida — 0.05%
County of Miami-Dade Aviation Revenue Bonds, Airport and Marina Improvements, Series B
2.86%	10/01/35	15,000	13,868

New York — 0.27%
Metropolitan Transportation Authority Revenue Bonds, Transit Improvements, Series C2
5.18%	11/15/49	5,000	5,718
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Public Improvements, Subseries B3
1.85%	08/01/32	75,000	63,173

			68,891

Total Municipal Bonds
(Cost $144,483)			127,078

Total Bonds — 102.57%
(Cost $33,544,449)			26,793,848

Issues		Shares	Value

COMMON STOCK — 0.34%

Communications — 0.12%
Intelsat Emergence SA3,5,6,8
(Luxembourg)		1,041	31,230

Financials — 0.22%
AGNC Investment Corp.		4,500	58,950

Total Common Stock
(Cost $93,492)			90,180

RIGHTS — 0.00%

Communications — 0.00%
Intelsat Jackson Holdings SA, Series A3,5,6,8
(Luxembourg)		108	—
Intelsat Jackson Holdings SA, Series B3,5,6,8
(Luxembourg)		108	—

			—

Total Rights
(Cost $–)			—

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS — 2.96%

Money Market Funds — 2.96%
Dreyfus Government Cash Management Fund
0.19%[11]		359,000	$359,000
Fidelity Investments Money Market Funds - Government Portfolio
0.12%[11]		22,105	22,105
Morgan Stanley Institutional Liquidity Funds - Government Portfolio
0.23%[11]		392,000	392,000

Total Short-Term Investments
(Cost $773,105)			773,105

Total Investments Before Written Options - 105.87%
(Cost $34,411,046)			27,657,133

Written Options - (0.14)%
(Cost $(18,699))			(38,025)

Liabilities in Excess of Other Assets - (5.73)%			(1,495,808)

Net Assets - 100.00%			$26,123,300

[1]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[2]	Floating rate security. The rate disclosed was in effect at March 31, 2022.
[3]	Foreign denominated security issued by foreign domiciled entity.
[4]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[5]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[6]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $263,849, which is 1.01% of total net assets.
[7]	Perpetual security with no stated maturity date.
[8]	Non-income producing security.
[9]	Security is currently in default with regard to scheduled interest or principal payments.
[10]	Zero coupon bond. The rate shown is the effective yield as of March 31, 2022.
[11]	Represents the current yield as of March 31, 2022.
*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 162

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2022

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(CDO): Collateralized Debt Obligation

(CLO): Collateralized Loan Obligation

(EUR): Euro

(EURIBOR): Euro InterBank Offer Rate

(GMTN): Global Medium-Term Note

(IO): Interest Only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-Term Note

(SOFR): Secured Overnight Financing Rate

(STEP): Step Coupon Bond

(TBA): To-Be-Announced

(USD): U.S. Dollar

Currency to be Purchased	Currency to be Sold	Counterparty		Settlement Date	Unrealized Appreciation (Depreciation)
FOREIGN CURRENCY EXCHANGE CONTRACT
EUR 100,000	USD 109,970	Citigroup Global Markets, Inc.		04/08/22	$1,321

USD 108,747	EUR 100,000	Citigroup Global Markets, Inc.		04/08/22	(2,544)
USD 110,401	EUR 100,000	Citigroup Global Markets, Inc.		07/08/22	(1,328)

					(3,872)

NET UNREALIZED DEPRECIATION					$(2,551)

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Five-Year Note	18	06/30/22	$2,064,375	$(45,838)	$(45,838)
FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Ten-Year Ultra Bond	11	06/21/22	(1,490,156)	48,320	48,320
U.S. Treasury Ultra Bond	7	06/21/22	(1,239,875)	45,649	45,649

			(2,730,031)	93,969	93,969

TOTAL FUTURES CONTRACTS			$(665,656)	$48,131	$48,131

Description	Number of contracts	Exercise Price	Expiration Date	Notional Amount	Value

WRITTEN CALL OPTIONS EXCHANGE TRADED
IMM Eurodollar 2-Year MIDCV Future Options	10	$97.88	12/16/22	$(608,094)	$(4,687)

WRITTEN PUT OPTIONS EXCHANGE TRADED
IMM Eurodollar 2-Year MIDCV Future Options	10	$97.38	12/16/22	$(608,094)	$(11,688)

Received by the
				Fund		Paid by the Fund
Notional
		Purchase	Maturity					Amount		Premiums	Unrealized
Description	Counterparty	Date	Date	Rate	Frequency	Rate	Frequency	(000’s)	Value	(Received)	(Depreciation)

WRITTEN PUT SWAPTIONS
Option to enter into a 2-year Interest Rate Swap	Citigroup Global Markets, Inc.	03/09/22	06/08/22	1.95%	Semi- annually	3-month USD LIBOR	Quarterly	$1,400	$(21,650)	$(3,920)	$(17,730)

See accompanying Notes to Financial Statements.

163 / Annual Report March 2022

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2022

		Received by the Fund		Paid by the Fund
Description	Maturity Date	Rate	Frequency	Rate	Frequency	Notional Amount (000’s)	Value	Premiums Paid	Unrealized Appreciation (Depreciation)

SWAPS: INTEREST RATE
Interest Rate Swap[1]	12/07/53	3-month USD LIBOR	Quarterly	1.74%	Semi-annually	$65	$6,708	$—	$6,708
Interest Rate Swap[1]	07/24/53	3-month USD LIBOR	Quarterly	1.81%	Semi-annually	30	2,854	—	2,854
Interest Rate Swap[1]	07/24/53	3-month USD LIBOR	Quarterly	1.77%	Semi-annually	60	6,146	—	6,146
Interest Rate Swap[1]	07/24/53	3-month USD LIBOR	Quarterly	1.79%	Semi-annually	35	3,494	—	3,494
Interest Rate Swap[1]	09/28/53	3-month USD LIBOR	Quarterly	1.87%	Semi-annually	70	5,565	—	5,565
Interest Rate Swap[1]	12/07/25	1.69%	Semi-annually	3-month USD LIBOR	Quarterly	795	(16,000)	—	(16,000)
Interest Rate Swap[1]	07/24/25	1.07%	Semi-annually	3-month USD LIBOR	Quarterly	330	(11,417)	—	(11,417)
Interest Rate Swap[1]	07/24/25	1.03%	Semi-annually	3-month USD LIBOR	Quarterly	660	(23,414)	—	(23,414)
Interest Rate Swap[1]	07/24/25	1.03%	Semi-annually	3-month USD LIBOR	Quarterly	490	(17,310)	—	(17,310)
Interest Rate Swap[1]	09/28/25	1.39%	Semi-annually	3-month USD LIBOR	Quarterly	830	(22,615)	—	(22,615)

TOTAL SWAPS CONTRACTS						$3,365	$(65,989)	$—	$(65,989)

[1]	Centrally cleared.

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 164

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

BONDS – 110.81%

ASSET-BACKED SECURITIES — 4.34%**
Academic Loan Funding Trust,
Series 2012-1A, Class A2
(LIBOR USD 1-Month plus 1.10%)
1.56%	12/27/44[1,2]	$17,563,321	$17,454,374
ACRES Commercial Realty Ltd.,
Series 2021-FL1, Class A
(Cayman Islands)
(LIBOR USD 1-Month plus 1.20%)
1.64%	06/15/36[1,2,3]	19,750,000	19,611,505
AGL CLO 1 Ltd.,
Series 2019-1A, Class BR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.65%)
1.90%	10/20/34[1,2,3]	19,000,000	18,772,589
AGL CLO 17 Ltd.,
Series 2022-17A, Class A
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.33%)
1.57%	01/21/35[1,2,3]	30,520,000	30,433,018
AIG CLO LLC,
Series 2020-1A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.16%)
1.40%	04/15/34[1,2,3]	48,800,000	48,278,328
Aimco CLO 11 Ltd.,
Series 2020-11A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.13%)
1.37%	10/17/341,2,3	7,100,000	7,032,181
AMMC CLO 15 Ltd.,
Series 2014-15A, Class AR3
(Cayman Islands)
(LIBOR USD 3-Month plus 1.12%)
1.36%	01/15/32[1,2,3]	27,800,000	27,583,716
AMMC CLO 19 Ltd.,
Series 2016-19A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.14%)
1.38%	10/16/28[1,2,3]	27,555,426	27,503,897
Apidos CLO XXII,
Series 2015-22A, Class A1R
(Cayman Islands)
(LIBOR USD 3-Month plus 1.06%)
1.31%	04/20/31[1,2,3]	21,475,000	21,339,708
Barings CLO Ltd.,
Series 2013-IA, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.80%)
1.05%	01/20/28[1,2,3]	20,309,493	20,201,040
Barings CLO Ltd.,
Series 2018-3A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 0.95%)
1.20%	07/20/29[1,2,3]	27,800,920	27,646,625

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Barings CLO Ltd.,
Series 2020-4A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.22%)
1.47%	01/20/32[1,2,3]	$19,110,000	$19,040,248
Bayview Commercial Asset Trust,
Series 2004-2, Class A
(LIBOR USD 1-Month plus 0.65%)
1.10%	08/25/34[1,2]	151,197	150,408
Bayview Commercial Asset Trust,
Series 2004-3, Class A1
(LIBOR USD 1-Month plus 0.56%)
1.01%	01/25/35[1,2]	837,143	832,311
Bayview Commercial Asset Trust,
Series 2005-1A, Class A1
(LIBOR USD 1-Month plus 0.45%)
0.91%	04/25/35[1,2]	1,843,870	1,794,805
BCRED MML CLO, LLC,
Series 2022-1A, Class A1
(CME Term SOFR 3-Month plus 1.65%)
2.24%	04/20/35[1,2]	48,400,000	48,309,686
BlueMountain CLO XXXII Ltd.,
Series 2021-32A, Class B
(Cayman Islands)
(LIBOR USD 3-Month plus 1.70%)
1.94%	10/15/34[1,2,3]	25,000,000	24,747,750
BlueMountain Fuji U.S. CLO I Ltd.,
Series 2017-1A, Class A1R
(Cayman Islands)
(LIBOR USD 3-Month plus 0.98%)
1.23%	07/20/29[1,2,3]	28,145,000	27,950,800
Brazos Education Loan Authority, Inc.,
Series 2012-1, Class A1
(LIBOR USD 1-Month plus 0.70%)
1.16%	12/26/35[2]	26,772	26,507
Brazos Higher Education Authority, Inc.,
Series 2010-1, Class A2
(LIBOR USD 3-Month plus 1.20%)
1.70%	02/25/35[2]	12,315,000	12,391,386
Brazos Higher Education Authority, Inc.,
Series 2011-1, Class A3
(LIBOR USD 3-Month plus 1.05%)
1.55%	11/25/33[2]	16,050,000	15,964,580
Brazos Higher Education Authority, Inc.,
Series 2011-2, Class A3
(LIBOR USD 3-Month plus 1.00%)
1.26%	10/27/36[2]	24,361,000	24,209,219
CIFC Funding Ltd.,
Series 2020-2A, Class BR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.60%)
1.85%	10/20/34[1,2,3]	9,000,000	8,841,060
CIFC Funding Ltd.,
Series 2021-6A, Class B
(Cayman Islands)
(LIBOR USD 3-Month plus 1.65%)
1.85%	10/15/34[1,2,3]	20,000,000	19,823,940

See accompanying Notes to Financial Statements.

165 / Annual Report March 2022

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
CIFC Funding Ltd.,
Series 2022-1A, Class A
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.32%)
1.75%	04/17/35[1,2,3]	$35,000,000	$34,886,250
CIT Education Loan Trust,
Series 2007-1, Class B
(LIBOR USD 3-Month plus 0.30%)
1.27%	06/25/42[1,2]	10,307,588	9,436,516
Clear Creek CLO,
Series 2015-1A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.20%)
1.45%	10/20/30[1,2,3]	27,190,000	27,123,385
College Loan Corp. Trust,
Series 2005-2, Class B
(LIBOR USD 3-Month plus 0.49%)
0.73%	01/15/37[2]	1,996,529	1,899,327
Dryden 30 Senior Loan Fund,
Series 2013-30A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.82%)
1.33%	11/15/28[1,2,3]	17,051,226	16,939,882
Dryden 83 CLO Ltd.,
Series 2020-83A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.22%)
1.46%	01/18/32[1,2,3]	29,220,000	29,110,337
Dryden 92 CLO Ltd.,
Series 2021-92A, Class B
(Cayman Islands)
(LIBOR USD 3-Month plus 1.65%)
1.78%	11/20/34[1,2,3]	22,500,000	22,166,550
Dryden XXVI Senior Loan Fund,
Series 2013-26A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.90%)
1.14%	04/15/29[1,2,3]	22,005,746	21,883,174
Eaton Vance CLO Ltd.,
Series 2013-1A, Class A13R
(Cayman Islands)
(LIBOR USD 3-Month plus 1.25%)
1.49%	01/15/34[1,2,3]	23,950,000	23,807,569
Eaton Vance CLO Ltd.,
Series 2020-1A, Class BR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.65%)
1.89%	10/15/34[1,2,3]	25,000,000	24,645,000
ECMC Group Student Loan Trust,
Series 2016-1A, Class A
(LIBOR USD 1-Month plus 1.35%)
1.81%	07/26/66[1,2]	33,924,755	34,530,515
Education Loan Asset-Backed Trust I,
Series 2013-1, Class A2
(LIBOR USD 1-Month plus 0.80%)
1.26%	04/26/32[1,2]	9,267,270	9,204,665

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Educational Funding of the South, Inc.,
Series 2011-1, Class A2
(LIBOR USD 3-Month plus 0.65%)
0.91%	04/25/35[2]	$10,803	$10,764
Educational Funding of the South, Inc.,
Series 2012-1, Class A
(LIBOR USD 1-Month plus 1.05%)
1.51%	03/25/36[2]	7,414,681	7,401,173
EFS Volunteer No. 2 LLC,
Series 2012-1, Class A2
(LIBOR USD 1-Month plus 1.35%)
1.81%	03/25/36[1,2]	9,460,362	9,546,797
Elmwood CLO XI Ltd.,
Series 2021-4A, Class B
(Cayman Islands)
(LIBOR USD 3-Month plus 1.60%)
1.74%	10/20/34[1,2,3]	16,000,000	15,697,600
Flatiron CLO 21 Ltd.,
Series 2021-1A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 1.11%)
1.36%	07/19/34[1,2,3]	52,500,000	51,794,925
GCO Education Loan Funding Trust,
Series 2006-1, Class A11L
(LIBOR USD 3-Month plus 0.23%)
0.73%	05/25/36[2]	25,000,000	24,481,397
Global SC Finance II SRL,
Series 2014-1A, Class A2
(Barbados)
3.09%	07/17/29[1,3]	20,674,468	20,372,048
Goal Capital Funding Trust,
Series 2006-1, Class B
(LIBOR USD 3-Month plus 0.45%)
0.95%	08/25/42[2]	1,818,943	1,709,787
Goal Structured Solutions Trust,
Series 2015-1, Class A
(LIBOR USD 1-Month plus 0.65%)
1.11%	09/25/41[1,2]	15,225,654	15,042,304
GoldenTree Loan Management U.S. CLO 8 Ltd.,
Series 2020-8A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.15%)
1.40%	10/20/34[1,2,3]	36,180,000	35,787,085
GoldenTree Loan Opportunities IX Ltd.,
Series 2014-9A, Class AR2
(Cayman Islands)
(LIBOR USD 3-Month plus 1.11%)
1.41%	10/29/29[1,2,3]	4,953,781	4,940,852
HPS Loan Management Ltd.
Series 15A-19, Class A1R
(United Kingdom)
(CME Term SOFR 3-Month plus 1.32%)
1.60%	01/22/35[1,2,3]	35,720,000	35,446,742

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 166

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
HPS Loan Management Ltd.,
Series 2021-16A, Class B
(Cayman Islands)
(LIBOR USD 3-Month plus 1.70%)
1.96%	01/23/35[1,2,3]	$19,250,000	$19,054,035
J.G. Wentworth XXX LLC,
Series 2013-3A, Class A
4.08%	01/17/73[1]	575,611	597,074
J.G. Wentworth XXXII LLC,
Series 2014-2A, Class A
3.61%	01/17/73[1]	37,836,315	38,372,531
LCM XVIII LP,
Series 19A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.24%)
1.48%	07/15/27[1,2,3]	7,725,504	7,713,684
LCM XX LP,
Series 20A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.04%)
1.29%	10/20/27[1,2,3]	2,925,045	2,914,046
LCM XXI LP,
Series 21A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.88%)
1.13%	04/20/28[1,2,3]	12,314,165	12,272,789
Lehman Brothers Small Balance Commercial Mortgage Trust,
Series 2007-1A, Class 2A3
5.62%	03/25/37[1,4]	624,295	633,048
LoanCore Issuer Ltd.,
Series 2018-CRE1, Class AS
(Cayman Islands)
(LIBOR USD 1-Month plus 1.50%)
1.90%	05/15/28[1,2,3]	13,000,000	12,950,965
LoanCore Issuer Ltd.,
Series 2021-CRE5, Class A
(Cayman Islands)
(LIBOR USD 1-Month plus 1.30%)
1.70%	07/15/36[1,2,3]	45,000,000	44,305,094
Lucali CLO Ltd.,
Series 2020-1A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.21%)
1.45%	01/15/33[1,2,3]	11,550,000	11,499,295
Madison Park Funding XLVIII Ltd.,
Series 2021-48A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.15%)
1.40%	04/19/33[1,2,3]	30,725,000	30,512,782
Madison Park Funding XXX Ltd.,
Series 2018-30A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 0.75%)
0.99%	04/15/29[1,2,3]	7,018,804	6,965,461

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Madison Park Funding XXXVIII Ltd.,
Series 2021-38A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.12%)
1.36%	07/17/34[1,2,3]	$20,500,000	$20,250,925
Magnetite XXIII Ltd.,
Series 2019-23A, Class BR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.65%)
1.77%	01/25/35[1,2,3]	20,000,000	19,703,000
Magnetite XXV Ltd.,
Series 2020-25A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.20%)
1.46%	01/25/32[1,2,3]	27,025,000	26,903,388
Navient Student Loan Trust,
Series 2014-1, Class A3
(LIBOR USD 1-Month plus 0.51%)
0.97%	06/25/31[2]	663,824	651,332
Navient Student Loan Trust,
Series 2014-2, Class A
(LIBOR USD 1-Month plus 0.64%)
1.10%	03/25/83[2]	32,856,836	32,347,446
Navient Student Loan Trust,
Series 2014-3, Class A
(LIBOR USD 1-Month plus 0.62%)
1.08%	03/25/83[2]	57,541,620	56,583,724
Navient Student Loan Trust,
Series 2014-4, Class A
(LIBOR USD 1-Month plus 0.62%)
1.08%	03/25/83[2]	84,809,811	83,399,315
Navient Student Loan Trust,
Series 2014-6, Class A
(LIBOR USD 1-Month plus 0.61%)
1.07%	03/25/83[2]	35,314,061	34,790,482
Navient Student Loan Trust,
Series 2014-7, Class A
(LIBOR USD 1-Month plus 0.61%)
1.07%	03/25/83[2]	72,548,469	71,478,698
Navient Student Loan Trust,
Series 2015-1, Class A2
(LIBOR USD 1-Month plus 0.60%)
1.06%	04/25/40[2]	55,312,970	54,265,721
Navient Student Loan Trust,
Series 2015-2, Class A3
(LIBOR USD 1-Month plus 0.57%)
1.03%	11/26/40[2]	108,885,913	107,291,745
Navient Student Loan Trust,
Series 2016-7A, Class A
(LIBOR USD 1-Month plus 1.15%)
1.61%	03/25/66[1,2]	55,767,544	55,942,386
Nelnet Student Loan Trust,
Series 2006-1, Class A6
(LIBOR USD 3-Month plus 0.45%)
0.93%	08/23/36[1,2]	10,311,548	10,147,700

See accompanying Notes to Financial Statements.

167 / Annual Report March 2022

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Nelnet Student Loan Trust,
Series 2012-5A, Class A
(LIBOR USD 1-Month plus 0.60%)
1.06%	10/27/36[1,2]	$8,725,540	$8,584,426
Nelnet Student Loan Trust,
Series 2014-4A, Class A2
(LIBOR USD 1-Month plus 0.95%)
1.41%	11/25/48[1,2]	11,630,000	11,587,341
Nelnet Student Loan Trust,
Series 2014-5A, Class A
(LIBOR USD 1-Month plus 0.55%)
1.01%	07/25/46[1,2]	48,985,370	48,167,539
Nelnet Student Loan Trust,
Series 2015-1A, Class A
(LIBOR USD 1-Month plus 0.59%)
1.05%	04/25/46[1,2]	92,465,792	90,791,918
Nelnet Student Loan Trust,
Series 2015-3A, Class A3
(LIBOR USD 1-Month plus 0.90%)
1.36%	06/25/54[1,2]	8,890,000	8,860,568
Neuberger Berman Loan Advisers CLO 33 Ltd.,
Series 2019-33A, Class BR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.60%)
1.84%	10/16/33[1,2,3]	23,000,000	22,709,050
Neuberger Berman Loan Advisers CLO 36 Ltd.,
Series 2020-36A, Class A1R
(Cayman Islands)
(LIBOR USD 3-Month plus 1.25%)
1.50%	04/20/33[1,2,3]	25,455,000	25,340,351
Neuberger Berman Loan Advisers CLO 47 Ltd.,
Series 2022-47A, Class A
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.30%)
1.55%	04/14/35[1,2,3]	31,785,000	31,560,916
North Carolina State Education Authority,
Series A3, Class A3
(LIBOR USD 3-Month plus 0.90%)
1.16%	10/25/41[2]	13,617,303	13,616,015
NYACK Park CLO Ltd.,
Series 2021-1A, Class B1
(Cayman Islands)
(LIBOR USD 3-Month plus 1.60%)
1.72%	10/20/34[1,2,3]	20,000,000	19,835,360
OCP CLO Ltd.,
Series 2020-19A, Class BR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.70%)
1.95%	10/20/34[1,2,3]	15,500,000	15,352,626
Octagon Investment Partners 20-R Ltd.,
Series 2019-4A, Class BR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.70%)
2.09%	05/12/31[1,2,3]	17,500,000	17,337,915

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Octagon Investment Partners 46 Ltd.,
Series 2020-2A, Class BR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.65%)
1.89%	07/15/36[1,2,3]	$7,250,000	$7,156,953
OHA Credit Funding 3 Ltd.,
Series 2019-3A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.14%)
1.39%	07/02/35[1,2,3]	33,250,000	32,923,818
OHA Credit Funding 7 Ltd.,
Series 2020-7A, Class AR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.30%)
2.15%	02/24/37[1,2,3]	18,785,000	18,706,535
Palmer Square CLO Ltd.,
Series 2020-3A, Class A1AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.08%)
1.59%	11/15/31[1,2,3]	22,100,000	21,951,267
Palmer Square CLO Ltd.,
Series 2021-4A, Class B
(Cayman Islands)
(LIBOR USD 3-Month plus 1.65%)
1.79%	10/15/34[1,2,3]	19,500,000	19,231,485
Palmer Square Loan Funding Ltd.,
Series 2019-1A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 1.05%)
1.30%	04/20/27[1,2,3]	2,742,933	2,740,299
Palmer Square Loan Funding Ltd.,
Series 2019-4A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 0.90%)
1.16%	10/24/27[1,2,3]	23,430,473	23,336,986
Palmer Square Loan Funding Ltd.,
Series 2020-2A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 1.00%)
1.25%	04/20/28[1,2,3]	17,426,829	17,370,889
Park Avenue Institutional Advisers CLO Ltd.,
Series 2021-1A, Class A1A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.39%)
1.64%	01/20/34[1,2,3]	50,000,000	49,726,400
PHEAA Student Loan Trust,
Series 2015-1A, Class A
(LIBOR USD 1-Month plus 0.60%)
1.06%	10/25/41[1,2]	96,168,082	94,182,438
Recette CLO Ltd.,
Series 2015-1A, Class ARR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.08%)
1.33%	04/20/34[1,2,3]	42,730,000	42,174,510

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 168

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Regatta XX Funding Ltd.,
Series 2021-2A, Class B
(Cayman Islands)
(LIBOR USD 3-Month plus 1.70%)
1.94%	10/15/34[1,2,3]	$12,000,000	$11,886,720
Rockford Tower CLO Ltd.,
Series 2017-2A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.02%)
1.26%	10/15/29[1,2,3]	26,588,120	26,487,351
Rockford Tower CLO Ltd.,
Series 2017-3A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.19%)
1.44%	10/20/30[1,2,3]	1,685,000	1,676,912
Rockford Tower CLO Ltd.,
Series 2019-2A, Class BR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.65%)
2.13%	08/20/32[1,2,3]	20,000,000	19,829,880
Rockford Tower CLO Ltd.,
Series 2020-1A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.28%)
1.53%	01/20/32[1,2,3]	23,840,000	23,793,989
Scholar Funding Trust,
Series 2012-B, Class A2
(LIBOR USD 1-Month plus 1.10%)
1.55%	03/28/46[1,2]	18,458,490	18,596,571
Sixth Street CLO XVII Ltd.,
Series 2021-17A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.24%)
1.49%	01/20/34[1,2,3]	40,930,000	40,608,700
Sixth Street CLO XX Ltd.,
Series 2021-20A, Class B
(Cayman Islands)
(LIBOR USD 3-Month plus 1.65%)
2.71%	10/20/34[1,2,3]	25,000,000	24,618,500
Skyline Aircraft Finance LLC,
Series 2021-1, Class A
3.23%	05/10/37[5,6]	30,270,266	28,567,563
SLC Student Loan Trust,
Series 2004-1, Class B
(LIBOR USD 3-Month plus 0.29%)
0.80%	08/15/31[2]	236,558	220,139
SLC Student Loan Trust,
Series 2008-1, Class A4A
(LIBOR USD 3-Month plus 1.60%)
2.43%	12/15/32[2]	10,133,052	10,261,683
SLM Student Loan Trust,
Series 2003-12, Class B
(LIBOR USD 3-Month plus 0.59%)
1.42%	12/15/68[2]	46,300	44,541

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust,
Series 2003-4, Class A5E
(LIBOR USD 3-Month plus 0.75%)
1.58%	03/15/33[1,2]	$4,059,184	$3,971,269
SLM Student Loan Trust,
Series 2005-9, Class A7A
(LIBOR USD 3-Month plus 0.60%)
0.86%	01/25/41[2]	52,003,940	51,336,952
SLM Student Loan Trust,
Series 2006-2, Class A6
(LIBOR USD 3-Month plus 0.17%)
0.43%	01/25/41[2]	29,255,369	27,618,164
SLM Student Loan Trust,
Series 2006-8, Class A6
(LIBOR USD 3-Month plus 0.16%)
0.42%	01/25/41[2]	30,938,677	29,649,605
SLM Student Loan Trust,
Series 2007-1, Class A6
(LIBOR USD 3-Month plus 0.14%)
0.40%	01/27/42[2]	30,421,555	29,291,380
SLM Student Loan Trust,
Series 2007-1, Class B
(LIBOR USD 3-Month plus 0.22%)
0.48%	01/27/42[2]	3,555,983	3,292,778
SLM Student Loan Trust,
Series 2007-6, Class B
(LIBOR USD 3-Month plus 0.85%)
1.11%	04/27/43[2]	4,256,180	4,092,586
SLM Student Loan Trust,
Series 2007-7, Class A4
(LIBOR USD 3-Month plus 0.33%)
0.59%	01/25/22[2]	247,282	241,695
SLM Student Loan Trust,
Series 2008-2, Class A3
(LIBOR USD 3-Month plus 0.75%)
1.01%	04/25/23[2]	76,227,138	74,939,563
SLM Student Loan Trust,
Series 2008-2, Class B
(LIBOR USD 3-Month plus 1.20%)
1.46%	01/25/83[2]	38,874,000	36,987,043
SLM Student Loan Trust,
Series 2008-3, Class A3
(LIBOR USD 3-Month plus 1.00%)
1.26%	10/25/21[2]	15,456	15,305
SLM Student Loan Trust,
Series 2008-3, Class B
(LIBOR USD 3-Month plus 1.20%)
1.46%	04/26/83[2]	2,260,000	2,081,183
SLM Student Loan Trust,
Series 2008-4, Class A4
(LIBOR USD 3-Month plus 1.65%)
1.91%	07/25/22[2]	1,816,046	1,822,660
SLM Student Loan Trust,
Series 2008-4, Class B
(LIBOR USD 3-Month plus 1.85%)
2.11%	04/25/73[2]	8,849,000	8,805,995

See accompanying Notes to Financial Statements.

169 / Annual Report March 2022

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust,
Series 2008-5, Class A4
(LIBOR USD 3-Month plus 1.70%)
1.96%	07/25/23[2]	$26,158,242	$26,248,255
SLM Student Loan Trust,
Series 2008-5, Class B
(LIBOR USD 3-Month plus 1.85%)
2.11%	07/25/73[2]	37,199,000	37,153,053
SLM Student Loan Trust,
Series 2008-6, Class A4
(LIBOR USD 3-Month plus 1.10%)
1.36%	07/25/23[2]	11,421,655	11,286,069
SLM Student Loan Trust,
Series 2008-6, Class B
(LIBOR USD 3-Month plus 1.85%)
2.11%	07/26/83[2]	31,424,000	30,742,995
SLM Student Loan Trust,
Series 2008-7, Class B
(LIBOR USD 3-Month plus 1.85%)
2.11%	07/26/83[2]	17,206,000	17,120,383
SLM Student Loan Trust,
Series 2008-8, Class A4
(LIBOR USD 3-Month plus 1.50%)
1.76%	04/25/23[2]	2,350,899	2,357,162
SLM Student Loan Trust,
Series 2008-8, Class B
(LIBOR USD 3-Month plus 2.25%)
2.51%	10/25/75[2]	625,000	626,382
SLM Student Loan Trust,
Series 2008-9, Class A
(LIBOR USD 3-Month plus 1.50%)
1.76%	04/25/23[2]	53,683,833	53,686,344
SLM Student Loan Trust,
Series 2008-9, Class B
(LIBOR USD 3-Month plus 2.25%)
2.51%	10/25/83[2]	45,100,000	45,301,885
SLM Student Loan Trust,
Series 2009-3, Class A
(LIBOR USD 1-Month plus 0.75%)
1.21%	01/25/45[1,2]	137,001,112	135,721,823
SLM Student Loan Trust,
Series 2011-1, Class A2
(LIBOR USD 1-Month plus 1.15%)
1.61%	10/25/34[2]	2,226,914	2,246,590
SLM Student Loan Trust,
Series 2012-1, Class A3
(LIBOR USD 1-Month plus 0.95%)
1.41%	09/25/28[2]	563,551	554,204
SLM Student Loan Trust,
Series 2012-2, Class A
(LIBOR USD 1-Month plus 0.70%)
1.16%	01/25/29[2]	11,853,678	11,526,298
SLM Student Loan Trust,
Series 2012-3, Class A
(LIBOR USD 1-Month plus 0.65%)
1.11%	12/27/38[2]	13,852,047	13,689,992

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust,
Series 2012-7, Class A3
(LIBOR USD 1-Month plus 0.65%)
1.11%	05/26/26[2]	$20,546,661	$20,109,701
Student Loan Consolidation Center Student Loan Trust I,
Series 2002-2, Class B2
(28 Day Auction Rate plus 0.00%)
1.61%	07/01/42[1,2]	17,450,000	16,077,331
Symphony CLO XXIX Ltd.,
Series 2021-29A, Class B
(Cayman Islands)
(LIBOR USD 3-Month plus 1.65%)
1.89%	01/15/34[1,2,3]	14,500,000	14,368,485
Treman Park CLO Ltd.,
Series 2015-1A, Class ARR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.07%)
1.32%	10/20/28[1,2,3]	10,603,232	10,570,892
Trestles CLO IV Ltd.,
Series 2021-4A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.17%)
1.43%	07/21/34[1,2,3]	50,000,000	49,512,000
Voya CLO Ltd.,
Series 2019-4A, Class BR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.75%)
1.99%	01/15/35[1,2,3]	17,500,000	17,358,600
Voya CLO Ltd.,
Series 2020-2A, Class BR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.70%)
1.95%	07/19/34[1,2,3]	11,825,000	11,707,637

Total Asset-Backed Securities
(Cost $3,380,478,357)			3,361,301,404

BANK LOANS — 2.01%*

Automotive — 0.02%
Clarios Global LP,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
3.71%	04/30/26[2]	18,429,354	18,226,631

Communications — 0.43%
CenturyLink, Inc.,
Term Loan A, 1st Lien
(LIBOR plus 2.00%)
2.46%	01/31/25[2]	8,763,002	8,686,369
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
2.71%	03/15/27[2]	65,318,364	63,680,506
CSC Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
2.65%	07/17/25[2]	15,849,905	15,632,048

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 170

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)

Communications (continued)
Term Loan B5, 1st Lien
(LIBOR plus 2.50%)
2.90%	04/15/27[2]	$9,464,157	$9,317,463
Diamond Sports Group, LLC,
Term Loan, 1st Lien
(LIBOR plus 8.00%)
9.00%	05/25/26[2]	19,011,164	19,337,301
Term Loan, 2nd Lien
(SOFR plus 3.25%)
3.54%	08/24/26[2]	66,532,418	23,057,807
DIRECTV Financing LLC,
Term Loan, 1st Lien
(LIBOR plus 5.00%)
5.75%	08/02/27[2]	46,518,050	46,527,121
EW Scripps Co.,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
2.46%	10/02/24[2]	3,969,067	3,927,888
Frontier Communications Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.81%	05/01/28[2]	16,607,250	16,385,792
Intelsat Jackson Holdings SA,
Term Loan (Luxembourg)
(SOFR plus 4.42%)
4.92%	02/01/29[2,3]	15,831,541	15,600,242
Level 3 Parent LLC,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
2.21%	03/01/27[2]	10,889,876	10,701,863
SBA Senior Finance II LLC,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
2.21%	04/11/25[2]	42,767,312	42,318,896
Sinclair Television Group, Inc.,
Term Loan B3, 1st Lien
(LIBOR plus 3.00%)
3.46%	04/01/28[2]	12,753,625	12,474,703
Zayo Group Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.00%)
3.46%	03/09/27[2]	47,411,678	46,206,710

			333,854,709

Consumer Discretionary — 0.07%
AI Aqua Merger Sub, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.00%)
4.00%	07/31/28[2,7]	1,100,000	1,090,034
Naked Juice, LLC,
Term Loan
(SOFR plus 3.25%)
4.00%	01/24/29[2]	44,853,901	44,213,163

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)

Consumer Discretionary (continued)
Sunshine Luxembourg VII SARL,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.76%	10/01/26[2]	$7,646,475	$7,607,057

			52,910,254

Electric — 0.09%
CommScope, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
3.71%	04/06/26[2]	44,035,116	42,952,513
Homer City Generation LP,
Term Loan B, 1st Lien
(LIBOR plus 11.00%)
15.00%	04/05/23[2,5,6]	5,827,963	3,351,078
Vistra Operations Co., LLC,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
2.19%	12/31/25[2]	4,358,928	4,320,787
2.21%	12/31/25[2]	18,034,512	17,876,710

			68,501,088

Entertainment — 0.01%
Cineworld Finance U.S., Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
4.00%	02/28/25[2]	7,726,804	5,983,753

Finance — 0.21%
Auris Lux III SA,
Term Loan B, 1st Lien (Luxembourg)
(LIBOR plus 3.75%)
4.21%	02/27/26[2,3]	1,458,653	1,424,469
Avolon TLB Borrower 1 U.S. LLC,
Term Loan B5, 1st Lien
(LIBOR plus 2.25%)
2.75%	12/01/27[2]	8,891,062	8,816,422
Mozart Borrower, LP,
Term Loan B
(LIBOR plus 3.25%)
3.75%	10/23/28[2]	40,495,000	40,138,037
Setanta Aircraft Leasing DAC,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
3.01%	11/05/28[2]	82,885,000	81,780,143
Telenet Financing USD LLC,
Term Loan AR, 1st Lien
(LIBOR plus 2.00%)
2.40%	04/28/28[2]	28,600,000	28,007,551

			160,166,622

Food — 0.06%
Hostess Brands LLC,
Term Loan, 1st Lien
(LIBOR plus 2.25%)
3.00%	08/03/25[2]	43,027,227	42,547,043

See accompanying Notes to Financial Statements.

171 / Annual Report March 2022

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)

Food (continued)
JBS USA LUX SA,
Term Loan B, 1st Lien (Canada)
(LIBOR plus 2.00%)
2.80%	05/01/26[2,3]	$1,110,516	$1,102,304

			43,649,347

Gaming — 0.05%
Caesars Resort Collection LLC,
Term Loan, 1st Lien
(LIBOR plus 2.75%)
3.21%	12/23/24[2]	92,303	91,944
Churchill Downs, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
2.46%	12/27/24[2]	11,482,764	11,358,980
2.46%	03/17/28[2]	12,870,000	12,730,618
Golden Nugget, LLC,
Term Loan B, 1st Lien
(SOFR plus 4.00%)
4.50%	01/27/29[2]	14,840,858	14,786,169

			38,967,711

Health Care — 0.58%
Avantor Funding, Inc.,
Term Loan B5, 1st Lien
(LIBOR plus 2.25%)
2.75%	11/08/27[2]	66,727,685	66,310,637
Avolon TLB Borrower 1 U.S. LLC,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
2.50%	01/15/25[2]	6,520,459	6,429,205
Change Healthcare Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
3.50%	03/01/24[2]	26,359,746	26,251,012
Elanco Animal Health, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.98%	08/01/27[2]	95,965,348	94,608,398
Endo Luxembourg Finance Co.,
Term Loan B, 1st Lien
(LIBOR plus 5.00%)
5.75%	03/27/28[2]	65,950,338	61,959,023
Grifols Worldwide Operations USA, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
2.46%	11/15/27[2]	51,568,884	50,776,012
Horizon Therapeutics USA, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
2.25%	03/15/28[2]	55,563,583	55,094,904
Term Loan B1, 1st Lien
(LIBOR plus 2.00%)
2.50%	05/22/26[2]	628,170	622,831

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)

Health Care (continued)
ICON Luxembourg SARL,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
3.31%	07/03/28[2]	$15,045,198	$14,993,518
Indigo Merger Sub, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
3.31%	07/03/28[2]	3,748,421	3,735,545
Jazz Financing Lux SARL,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.00%	05/05/28[2]	42,836,300	42,731,994
Organon & Co.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
3.56%	06/02/28[2]	26,153,021	26,054,947
Valeant Pharmaceuticals International, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
3.21%	11/27/25[2]	3,785,588	3,757,196

			453,325,222

Industrials — 0.17%
Berry Global, Inc.,
Term Loan Z, 1st Lien
(LIBOR plus 1.75%)
2.07%	07/01/26[2]	71,273,684	70,393,811
Michaels Cos., Inc. (The),
Term Loan, 1st Lien
(LIBOR plus 4.25%)
5.26%	04/15/28[2]	28,028,200	26,362,064
TransDigm, Inc.,
Term Loan E, 1st Lien
(LIBOR plus 2.25%)
2.71%	05/30/25[2]	18,219,298	17,923,234
Term Loan F, 1st Lien
(LIBOR plus 2.25%)
2.71%	12/09/25[2]	5,349,028	5,266,279
Zep, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
5.00%	08/12/24[2]	10,067,140	9,664,454

			129,609,842

Information Technology — 0.15%
AthenaHealth Group, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.50%)
4.00%	02/15/29[2,8]	5,985,507	5,933,134
Entegris, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.00%)
3.00%	03/02/29[2]	8,930,000	8,920,713

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 172

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)

Information Technology (continued)
Gainwell Acquisition Corp.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
5.01%	10/01/27[2]	$18,129,104	$18,129,103
IQVIA, Inc.,
Term Loan B1, 1st Lien
(LIBOR plus 1.75%)
2.21%	03/07/24[2]	13,837,268	13,759,433
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
2.76%	06/11/25[2]	3,698,116	3,682,399
NortonLifeLock, Inc.,
Term Loan B, 1st Lien
(SOFR plus 2.00%)
2.00%	01/28/29[2]	53,430,000	52,840,133
SS&C Technologies, Inc.,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
2.21%	04/16/25[2]	8,491,074	8,374,322
Term Loan B4, 1st Lien
(LIBOR plus 1.75%)
2.21%	04/16/25[2]	6,892,878	6,798,101

			118,437,338

Insurance — 0.03%
Acrisure LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
3.96%	02/15/27[2]	26,233,079	25,916,183

Retail — 0.09%
AmWINS Group, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
3.00%	02/19/28[2]	50,666,770	49,906,768
BC ULC,
Term Loan B, 1st Lien (Canada)
(LIBOR plus 1.75%)
2.21%	11/19/26[2,3]	23,489,998	23,027,480
KFC Holding Co.,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
2.22%	03/15/28[2]	1,332,975	1,325,058

			74,259,306

Services — 0.04%
GFL Environmental, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
3.50%	05/30/25[2]	12,146,001	12,119,462
PowerTeam Services LLC,
Term Loan, 1st Lien
(LIBOR plus 3.25%)
4.26%	03/06/25[2]	2,502,615	2,340,571

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)

Services (continued)
SS&C Technologies, Inc.,
Term Loan B5, 1st Lien
(LIBOR plus 1.75%)
2.21%	04/16/25[2]	$1,313,579	$1,295,064
Trans Union LLC,
Term Loan B6
(LIBOR plus 2.25%)
2.75%	12/01/28[2]	14,707,662	14,621,843

			30,376,940

Transportation — 0.01%
American Airlines, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
2.20%	01/29/27[2]	5,601,839	5,258,726

Total Bank Loans
(Cost $1,589,882,730)			1,559,443,672

CORPORATES — 28.89%*

Banking — 6.45%
ABN AMRO Bank NV
(Netherlands)
2.47%	12/13/29[1,3,4]	7,000,000	6,407,631
Bank of America Corp.
1.73%	07/22/27[4]	250,485,000	232,926,981
2.30%	07/21/32[4]	5,755,000	5,126,012
2.69%	04/22/32[4]	16,700,000	15,355,100
2.97%	02/04/33[4]	95,074,000	89,247,762
3.00%	12/20/23[4]	18,385,000	18,438,375
3.55%	03/05/24[4]	6,000,000	6,041,223
Bank of America Corp.
(MTN)
1.90%	07/23/31[4]	31,000,000	27,135,303
2.02%	02/13/26[4]	14,932,000	14,385,500
2.09%	06/14/29[4]	280,019,000	256,169,681
3.46%	03/15/25[4]	17,545,000	17,659,865
(LIBOR USD 3-Month plus 0.65%)
1.17%	12/01/26[2]	50,000,000	48,163,675
Bank of America Corp.,
Series N
1.66%	03/11/27[4]	335,235,000	313,376,438
Credit Suisse Group AG
(Switzerland)
1.31%	02/02/27[1,3,4]	130,675,000	116,862,421
2.19%	06/05/26[1,3,4]	120,398,000	113,286,434
2.59%	09/11/25[1,3,4]	50,708,000	48,937,885
3.09%	05/14/32[1,3,4]	101,965,000	91,860,293
4.28%	01/09/28[1,3]	43,970,000	43,986,197
Discover Bank
(BKNT)
4.20%	08/08/23	15,255,000	15,521,488
DNB Bank ASA
(Norway)
0.86%	09/30/25[1,3,4]	122,145,000	115,769,751
1.13%	09/16/26[1,3,4]	7,581,000	6,967,410
1.61%	03/30/28[1,3,4]	5,940,000	5,377,046

See accompanying Notes to Financial Statements.

173 / Annual Report March 2022

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Banking (continued)
Global Bank Corp.
(Panama)
5.25%	04/16/29[1,3,4]	$2,400,000	$2,286,000
HSBC Holdings PLC
(United Kingdom)
1.59%	05/24/27[3,4]	27,550,000	25,180,931
1.75%	07/24/27[3,4]	34,075,000	42,295,750
2.01%	09/22/28[3,4]	183,122,000	166,308,002
2.21%	08/17/29[3,4]	162,265,000	146,238,433
2.25%	11/22/27[3,4]	8,415,000	7,843,417
2.63%	11/07/25[3,4]	77,135,000	75,296,885
2.80%	05/24/32[3,4]	11,540,000	10,512,155
3.80%	03/11/25[3,4]	8,775,000	8,820,688
4.04%	03/13/28[3,4]	20,000,000	20,088,371
4.29%	09/12/26[3,4]	3,375,000	3,419,116
ING Groep NV
(Netherlands)
4.02%	03/28/28[3,4]	2,015,000	2,029,751
4.25%	03/28/33[3,4]	27,750,000	28,572,579
JPMorgan Chase & Co.
0.77%	08/09/25[4]	68,080,000	64,612,305
0.97%	06/23/25[4]	134,380,000	128,384,543
1.47%	09/22/27[4]	27,405,000	25,347,688
1.58%	04/22/27[4]	120,391,000	112,221,032
2.01%	03/13/26[4]	52,245,000	50,432,125
2.08%	04/22/26[4]	22,845,000	22,035,234
2.58%	04/22/32[4]	37,994,000	34,862,571
3.22%	03/01/25[4]	34,600,000	34,738,391
4.02%	12/05/24[4]	190,675,000	193,808,932
Lloyds Banking Group PLC
(United Kingdom)
1.63%	05/11/27[3,4]	21,375,000	19,621,980
2.91%	11/07/23[3,4]	256,085,000	256,521,292
3.75%	03/18/28[3,4]	21,255,000	21,188,080
3.87%	07/09/25[3,4]	27,225,000	27,527,615
3.90%	03/12/24[3]	27,591,000	28,026,724
4.05%	08/16/23[3]	10,510,000	10,701,015
Macquarie Group Ltd.
(Australia)
1.20%	10/14/25[1,3,4]	70,515,000	66,707,066
1.34%	01/12/27[1,3,4]	25,515,000	23,278,230
1.63%	09/23/27[1,3,4]	35,840,000	32,342,167
2.69%	06/23/32[1,3,4]	2,100,000	1,854,319
2.87%	01/14/33[1,3,4]	122,595,000	109,059,838
3.19%	11/28/23[1,3,4]	9,292,000	9,309,705
4.15%	03/27/24[1,3,4]	9,600,000	9,717,543
4.44%	06/21/33[1,3,4]	54,765,000	55,453,211
NatWest Group PLC
(United Kingdom)
4.27%	03/22/25[3,4]	123,475,000	124,977,648
4.52%	06/25/24[3,4]	12,162,000	12,349,101
Santander UK Group Holdings PLC
(United Kingdom)
1.09%	03/15/25[3,4]	176,904,000	168,286,877
1.53%	08/21/26[3,4]	43,234,000	39,789,544
1.67%	06/14/27[3,4]	33,865,000	30,852,916

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Banking (continued)
2.47%	01/11/28[3,4]	$20,450,000	$19,044,556
3.37%	01/05/24[3,4]	28,945,000	29,044,209
3.82%	11/03/28[3,4]	8,897,000	8,752,191
4.80%	11/15/24[3,4]	114,250,000	116,900,493
Santander UK PLC
(United Kingdom)
5.00%	11/07/23[1,3]	27,746,000	28,425,777
UBS AG
(Switzerland)
(SOFR Rate plus 0.45%)
0.63%	08/09/24[1,2,3]	98,100,000	97,410,688
UBS Group AG
(Switzerland)
2.86%	08/15/23[1,3,4]	19,655,000	19,688,280
Wells Fargo & Co.
2.19%	04/30/26[4]	53,175,000	51,330,611
Wells Fargo & Co.
(MTN)
2.16%	02/11/26[4]	62,158,000	60,166,654
2.39%	06/02/28[4]	150,966,000	142,925,617
2.88%	10/30/30[4]	168,638,000	160,671,151
3.35%	03/02/33[4]	308,670,000	300,304,537
3.53%	03/24/28[4]	93,649,000	93,551,409
4.15%	01/24/29	4,978,000	5,168,613
5.01%	04/04/51[4]	6,515,000	7,766,356

			5,003,053,383

Communications — 4.36%
AT&T, Inc.
2.55%	12/01/33	75,325,000	67,071,828
3.80%	12/01/57	278,699,000	248,377,064
4.30%	12/15/42	30,960,000	30,798,807
4.50%	05/15/35	48,155,000	50,727,464
4.75%	05/15/46	146,527,000	159,738,740
4.85%	03/01/39	4,620,000	5,041,199
5.25%	03/01/37	141,704,000	161,561,696
C&W Senior Financing DAC
(Ireland)
6.88%	09/15/27[1,3]	3,150,000	3,131,919
Cable One, Inc.
4.00%	11/15/30[1]	11,158,000	10,321,150
CCO Holdings LLC/CCO Holdings Capital Corp.
4.25%	02/01/31[1]	1,153,000	1,052,183
CCO Holdings, LLC/CCO Holdings Capital Corp.
4.25%	01/15/34[1]	12,901,000	11,223,870
4.50%	05/01/32	4,800,000	4,396,474
4.50%	06/01/33[1]	3,958,000	3,555,629
Charter Communications Operating LLC/Charter
Communications Operating Capital
2.30%	02/01/32	10,000,000	8,556,465
4.80%	03/01/50	43,110,000	41,179,965
5.38%	04/01/38	2,030,000	2,095,247
5.38%	05/01/47	95,317,000	97,763,348
5.75%	04/01/48	19,313,000	20,543,238

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 174

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Communications (continued)
Charter Communications Operating, LLC/Charter
Communications Operating Capital
4.40%	04/01/33	$11,490,000	$11,472,865
5.13%	07/01/49	14,837,000	14,833,588
5.25%	04/01/53	120,525,000	121,667,272
CommScope, Inc.
4.75%	09/01/29[1]	37,115,000	34,424,163
Cox Communications, Inc.
2.60%	06/15/31[1]	9,790,000	8,861,682
CSC Holdings LLC
4.13%	12/01/30[1]	30,484,000	26,881,389
4.50%	11/15/31[1]	68,204,000	61,188,127
5.38%	02/01/28[1]	5,000,000	4,861,600
6.50%	02/01/29[1]	37,179,000	37,545,957
Diamond Sports Group, LLC/Diamond Sports Finance Co.
5.38%	08/15/26[1]	117,716,000	46,203,530
Intelsat Jackson Holdings SA
(Luxembourg)
6.50%	03/15/30[1,3]	153,780,000	153,785,270
Intelsat Jackson Holdings SA,
Class B
8.50%	10/15/24[1,3,5,6,9,10]	149,759,000	—
Intelsat Jackson Holdings SA,
Class B
(Luxembourg)
5.50%	08/01/23[3,5,6,9,10]	54,920,000	—
9.75%	07/15/25[1,3,5,6,9,10]	45,708,000	—
Level 3 Financing, Inc.
3.40%	03/01/27[1]	54,425,000	51,386,968
3.63%	01/15/29[1]	19,205,000	16,822,649
3.75%	07/15/29[1]	51,287,000	45,516,699
3.88%	11/15/29[1]	118,191,000	108,984,512
4.25%	07/01/28[1]	16,997,000	15,620,053
Lumen Technologies, Inc.
5.38%	06/15/29[1]	5,600,000	4,994,976
Netflix, Inc.
4.38%	11/15/26	15,785,000	16,395,355
Paramount Global
3.45%	10/04/26	2,913,000	2,868,136
4.20%	05/19/32	23,481,000	23,529,269
Qwest Corp.
7.25%	09/15/25	4,044,000	4,418,070
SES GLOBAL Americas Holdings GP
5.30%	03/25/44[1]	55,170,000	53,674,108
SES SA
(Luxembourg)
3.60%	04/04/23[1,3]	16,882,000	16,980,937
Sinclair Television Group, Inc.
4.13%	12/01/30[1]	12,461,000	11,133,904
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC
4.74%	03/20/25[1]	140,299,500	143,306,242
5.15%	03/20/28[1]	310,120,000	326,850,800
Tencent Holdings Ltd.
(Cayman Islands)
2.88%	04/22/31[1,3]	5,535,000	5,061,227

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Communications (continued)
3.68%	04/22/41[1,3]	$22,760,000	$20,166,980
3.84%	04/22/51[1,3]	68,301,000	59,825,482
3.98%	04/11/29[1,3]	9,225,000	9,222,971
Time Warner Cable LLC
4.50%	09/15/42	18,977,000	17,599,089
5.50%	09/01/41	32,811,000	34,144,990
T-Mobile USA, Inc.
2.25%	02/15/26[1]	53,869,000	50,906,876
2.55%	02/15/31	10,083,000	9,159,208
2.63%	04/15/26	102,831,000	98,429,500
2.63%	02/15/29	5,073,000	4,642,962
3.50%	04/15/31	22,844,000	21,547,162
3.75%	04/15/27	38,847,000	39,142,907
3.88%	04/15/30	296,582,000	298,142,674
4.38%	04/15/40	3,715,000	3,741,860
4.75%	02/01/28	16,028,000	16,326,922
Verizon Communications, Inc.
2.36%	03/15/32[1]	100,379,000	90,807,517
2.55%	03/21/31	9,150,000	8,506,997
4.50%	08/10/33	7,316,000	7,868,918
Vodafone Group PLC
(United Kingdom)
4.88%	06/19/49[3]	133,422,500	145,651,639
5.25%	05/30/48[3]	78,950,500	88,696,321
Walt Disney Co. (The)
4.63%	03/23/40	29,000,000	32,202,951
Zayo Group Holdings, Inc.
4.00%	03/01/27[1]	24,868,000	22,928,793

			3,376,068,353

Consumer Discretionary — 1.47%
Altria Group, Inc.
3.70%	02/04/51	995,000	811,742
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.
4.70%	02/01/36	45,442,000	49,455,475
4.90%	02/01/46	30,994,000	34,519,361
Anheuser-Busch InBev Worldwide, Inc.
4.35%	06/01/40	27,155,000	28,329,874
4.60%	04/15/48	29,578,000	31,848,672
4.60%	06/01/60	63,922,000	68,018,299
Bacardi Ltd.
(Bermuda)
4.45%	05/15/25[1,3]	24,780,000	25,386,748
5.15%	05/15/38[1,3]	12,881,000	14,051,745
5.30%	05/15/48[1,3]	23,831,000	26,733,781
BAT Capital Corp.
2.73%	03/25/31	795,000	701,924
3.56%	08/15/27	8,003,000	7,790,729
3.73%	09/25/40	3,182,000	2,615,152
3.98%	09/25/50	13,755,000	11,184,326
4.39%	08/15/37	73,160,000	68,194,432
4.54%	08/15/47	119,665,000	107,106,045
4.76%	09/06/49	30,502,000	28,143,507
5.28%	04/02/50	5,356,000	5,317,856

See accompanying Notes to Financial Statements.

175 / Annual Report March 2022

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Consumer Discretionary (continued)
BAT International Finance PLC
(EMTN)
(United Kingdom)
2.25%	09/09/52[3]	$71,770,000	$56,279,457
Constellation Brands, Inc.
3.20%	02/15/23	9,017,000	9,078,546
4.65%	11/15/28	7,350,000	7,767,089
GSK Consumer Healthcare Capital U.S., LLC
3.38%	03/24/27[1]	11,710,000	11,723,020
3.63%	03/24/32[1]	5,490,000	5,490,309
GSK Consumer Healthcare Capital UK PLC
(United Kingdom)
3.13%	03/24/25[1,3]	6,935,000	6,917,828
Imperial Brands Finance PLC
(United Kingdom)
3.13%	07/26/24[1,3]	15,312,000	15,184,762
3.50%	02/11/23[1,3]	4,800,000	4,825,026
3.50%	07/26/26[1,3]	53,505,000	52,295,245
3.75%	07/21/22[1,3]	4,540,000	4,554,972
4.25%	07/21/25[1,3]	15,566,000	15,701,178
Imperial Brands Finance PLC
(EMTN)
(United Kingdom)
8.13%	03/15/24[3]	1,758,000	2,536,369
Magallanes, Inc.
3.43%	03/15/24[1]	3,000,000	3,016,588
4.28%	03/15/32[1]	8,840,000	8,895,305
5.05%	03/15/42[1]	16,935,000	17,286,073
5.14%	03/15/52[1]	186,742,000	191,294,608
5.39%	03/15/62[1]	106,895,000	110,515,534
Reynolds American, Inc.
5.70%	08/15/35	34,320,000	36,187,596
5.85%	08/15/45	68,022,000	69,619,397

			1,139,378,570

Electric — 0.80%
AEP Transmission Co. LLC,
Series M
3.65%	04/01/50	1,460,000	1,414,369
Alliant Energy Finance LLC
3.75%	06/15/23[1]	31,081,000	31,444,187
Alliant Energy Finance, LLC
3.60%	03/01/32[1]	4,515,000	4,408,932
American Electric Power Co., Inc.
2.03%	03/15/24	4,935,000	4,854,235
American Electric Power Co., Inc.,
Series F
2.95%	12/15/22	4,511,000	4,529,778
American Electric Power Co., Inc.,
Series J
4.30%	12/01/28	8,480,000	8,780,010
American Transmission Systems, Inc.
2.65%	01/15/32[1]	15,040,000	13,924,888
Appalachian Power Co.
4.45%	06/01/45	100,000	102,678

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Electric (continued)
Appalachian Power Co.,
Series Z
3.70%	05/01/50	$9,450,000	$8,870,116
Black Hills Corp.
4.35%	05/01/33	1,285,000	1,311,554
Consolidated Edison Co. of New York, Inc.
3.20%	12/01/51	1,629,000	1,445,742
3.70%	11/15/59	4,740,000	4,379,447
Consolidated Edison Co. of New York, Inc.,
Series C
3.00%	12/01/60	1,854,000	1,514,060
Consolidated Edison Co. of New York, Inc.,
Series E
4.65%	12/01/48	14,546,000	16,040,289
Duke Energy Carolinas LLC
4.00%	09/30/42	11,040,000	11,354,434
4.25%	12/15/41	14,683,000	15,410,835
Duke Energy Carolinas, LLC
2.85%	03/15/32	60,000	58,058
3.55%	03/15/52	1,705,000	1,689,997
Duke Energy Corp.
2.55%	06/15/31	41,835,000	38,424,575
Duke Energy Progress, LLC
3.40%	04/01/32	13,830,000	13,914,931
Empresas Publicas de Medellin ESP,
Series REGS
(Colombia)
4.38%	02/15/31[3]	1,000,000	858,000
Evergy Missouri West, Inc.
3.75%	03/15/32[1]	4,380,000	4,417,262
Exelon Corp.
2.75%	03/15/27[1]	5,205,000	5,072,356
3.35%	03/15/32[1]	30,105,000	29,386,516
4.10%	03/15/52[1]	4,930,000	5,024,320
FirstEnergy Corp.
2.65%	03/01/30	5,831,000	5,305,044
FirstEnergy Corp.,
Series B
2.25%	09/01/30	3,775,000	3,351,785
FirstEnergy Corp.,
Series C
3.40%	03/01/50	27,555,000	23,265,513
7.38%	11/15/31	6,400,000	7,913,280
FirstEnergy Transmission LLC
2.87%	09/15/28[1]	60,193,000	55,955,631
4.35%	01/15/25[1]	23,330,000	23,481,267
4.55%	04/01/49[1]	13,175,000	12,751,974
5.45%	07/15/44[1]	24,625,000	26,968,199
Florida Power & Light Co.
3.70%	12/01/47	1,340,000	1,371,433
Jersey Central Power & Light Co.
2.75%	03/01/32[1]	4,660,000	4,345,310
4.30%	01/15/26[1]	6,945,000	7,097,594
4.70%	04/01/24[1]	49,765,000	50,904,286
6.40%	05/15/36	11,630,000	14,022,732

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 176

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Electric (continued)
Metropolitan Edison Co.
3.50%	03/15/23[1]	$10,715,000	$10,775,749
4.00%	04/15/25[1]	35,719,000	35,922,046
4.30%	01/15/29[1]	18,381,000	19,137,620
Mong Duong Finance Holdings BV,
Series REGS
(Netherlands)
5.13%	05/07/29[3]	8,350,000	7,537,211
Pennsylvania Electric Co.
3.25%	03/15/28[1]	125,000	120,415
4.15%	04/15/25[1]	28,335,000	28,801,884
Public Service Co. of New Mexico
3.85%	08/01/25	14,390,000	14,647,677
Southwestern Electric Power Co.,
Series K
2.75%	10/01/26	26,488,000	25,892,738
Tucson Electric Power Co.
4.85%	12/01/48	8,755,000	9,903,904

			618,104,861

Energy — 1.91%
Archrock Partners LP/Archrock Partners Finance Corp.
6.25%	04/01/28[1]	37,255,000	36,835,881
Boston Gas Co.
3.76%	03/16/32[1]	6,440,000	6,447,546
Ecopetrol SA
(Colombia)
6.88%	04/29/30[3]	10,775,000	11,352,540
Energy Transfer LP
4.00%	10/01/27	29,583,000	29,824,166
4.20%	04/15/27	8,404,000	8,570,811
4.90%	03/15/35	5,160,000	5,202,510
4.95%	05/15/28	9,231,000	9,612,279
4.95%	06/15/28	26,678,000	28,057,061
5.00%	05/15/50	43,460,000	44,105,062
5.15%	03/15/45	48,691,000	48,828,499
5.35%	05/15/45	4,421,000	4,571,695
5.40%	10/01/47	135,238,000	141,561,824
5.50%	06/01/27	37,352,000	40,185,352
6.13%	12/15/45	16,239,000	17,990,568
Exxon Mobil Corp.
3.57%	03/06/45	1,433,000	1,404,966
4.23%	03/19/40	34,593,000	37,333,215
4.33%	03/19/50	5,530,000	6,194,119
Galaxy Pipeline Assets Bidco Ltd.
(United Kingdom)
2.16%	03/31/34[1,3]	19,018,302	17,559,427
Hess Corp.
5.60%	02/15/41	22,039,000	24,822,321
KazMunayGas National Co. JSC
(Kazakhstan)
3.50%	04/14/33[1,3]	1,800,000	1,507,500
KazMunayGas National Co. JSC,
Series REGS
(Kazakhstan)
3.50%	04/14/33[3]	5,883,000	4,927,013

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Energy (continued)
4.75%	04/19/27[3]	$7,800,000	$7,503,229
5.38%	04/24/30[3]	2,251,000	2,169,273
KazTransGas JSC,
Series REGS
(Kazakhstan)
4.38%	09/26/27[3]	6,350,000	5,739,765
Kinder Morgan Energy Partners LP
4.70%	11/01/42	2,171,000	2,172,801
5.00%	08/15/42	5,775,000	5,928,539
5.40%	09/01/44	5,000,000	5,422,871
Kinder Morgan, Inc.
5.55%	06/01/45	4,831,000	5,400,145
Kinder Morgan, Inc.
(GMTN)
7.80%	08/01/31	150,000	192,286
Occidental Petroleum Corp.
0.00%	10/10/36[11]	60,128,000	32,372,915
4.50%	07/15/44	7,811,000	7,479,183
Pertamina Persero PT
(Indonesia)
3.10%	08/27/30[1,3]	44,071,000	41,880,671
Petroleos Mexicanos
(Mexico)
6.63%	06/15/35[3]	14,192,000	12,765,704
6.75%	09/21/47[3]	148,565,000	121,038,877
6.95%	01/28/60[3]	34,555,000	28,072,482
7.69%	01/23/50[3]	56,333,000	49,302,641
Petronas Capital Ltd.
(Malaysia)
2.48%	01/28/32[1,3]	13,050,000	12,173,244
3.50%	04/21/30[1,3]	34,277,000	35,017,383
Petronas Capital Ltd.,
Series REGS (EMTN)
(Malaysia)
2.48%	01/28/32[3]	5,000,000	4,664,078
Phillips 66 Partners LP
4.90%	10/01/46	5,485,000	6,043,078
Piedmont Natural Gas Co., Inc.
2.50%	03/15/31	7,272,000	6,661,449
Plains All American Pipeline LP/PAA Finance Corp.
3.55%	12/15/29	31,332,000	30,335,178
3.80%	09/15/30	8,920,000	8,763,789
Qatar Energy
Series REGS
(Qatar)
2.25%	07/12/31[3]	7,930,000	7,325,734
Rockies Express Pipeline LLC
4.80%	05/15/30[1]	5,125,000	4,907,188
4.95%	07/15/29[1]	84,805,000	82,423,092
6.88%	04/15/40[1]	44,867,000	44,530,497
Ruby Pipeline LLC
8.00%	04/01/22[1,5,6]	62,216,939	57,861,754
Saudi Arabian Oil Co.,
Series REGS
(Saudi Arabia)
1.63%	11/24/25[3]	6,500,000	6,176,001

See accompanying Notes to Financial Statements.

177 / Annual Report March 2022

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Energy (continued)
Shell International Finance BV
(Netherlands)
2.88%	11/26/41[3]	$41,210,000	$37,109,143
3.00%	11/26/51[3]	27,894,000	24,974,322
3.13%	11/07/49[3]	6,000,000	5,516,308
3.75%	09/12/46[3]	13,197,000	13,393,977
4.00%	05/10/46[3]	19,451,000	20,293,708
4.55%	08/12/43[3]	5,000,000	5,577,597
Southern Co. Gas Capital Corp.
4.40%	05/30/47	50,000	50,468
Southern Gas Corridor CJSC,
Series REGS
(Azerbaijan)
6.88%	03/24/26[3]	16,442,000	18,035,230
Sunoco LP/Sunoco Finance Corp.
4.50%	04/30/30[1]	15,841,000	14,618,075
TC PipeLines LP
4.38%	03/13/25	2,198,000	2,251,400
TransMontaigne Partners LP/TLP Finance Corp.
6.13%	02/15/26	28,675,000	28,244,875
Transocean Phoenix 2 Ltd.
(Cayman Islands)
7.75%	10/15/24[1,3]	14,942,500	15,072,724
Transocean Pontus Ltd.
(Cayman Islands)
6.13%	08/01/25[1,3]	13,038,000	12,979,329
Transocean Poseidon Ltd.
(Cayman Islands)
6.88%	02/01/27[1,3]	29,399,063	29,151,963
Transocean Proteus Ltd.
(Cayman Islands)
6.25%	12/01/24[1,3]	30,741,500	30,552,594
USA Compression Partners LP/USA Compression Finance
Corp.
6.88%	04/01/26	8,570,000	8,661,528
6.88%	09/01/27	18,450,000	18,549,353
Venture Global Calcasieu Pass LLC
3.88%	11/01/33[1]	20,000,000	19,141,893
4.13%	08/15/31[1]	9,000,000	8,848,506
Williams Cos., Inc. (The)
5.40%	03/04/44	5,000,000	5,515,689

			1,479,756,884

Finance — 4.95%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
(Ireland)
2.45%	10/29/26[3]	41,190,000	38,097,505
3.00%	10/29/28[3]	54,175,000	49,954,506
3.15%	02/15/24[3]	17,310,000	17,046,320
3.30%	01/23/23[3]	6,426,000	6,448,576
3.30%	01/30/32[3]	64,850,000	58,670,756
3.50%	01/15/25[3]	2,815,000	2,768,250
3.88%	01/23/28[3]	5,015,000	4,884,242
4.63%	07/01/22[3]	3,030,000	3,044,581
4.88%	01/16/24[3]	12,060,000	12,219,254

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Finance (continued)
Air Lease Corp.
2.20%	01/15/27	$48,265,000	$44,677,666
2.25%	01/15/23	18,850,000	18,864,972
3.00%	09/15/23	28,655,000	28,557,235
3.25%	03/01/25	19,930,000	19,555,208
3.25%	10/01/29	5,000,000	4,727,734
4.25%	09/15/24	5,554,000	5,624,936
4.63%	10/01/28	2,000,000	2,039,047
Air Lease Corp.
(MTN)
2.30%	02/01/25	35,195,000	33,886,009
2.88%	01/15/26	10,055,000	9,717,792
3.00%	02/01/30	2,000,000	1,844,989
4.25%	02/01/24	5,000,000	5,065,577
Alta Wind Holdings LLC
7.00%	06/30/35[1,5,6]	3,397,987	3,711,142
American Express Co.
2.25%	03/04/25	14,650,000	14,389,157
2.55%	03/04/27	22,600,000	21,975,627
Avolon Holdings Funding Ltd.
(Cayman Islands)
2.53%	11/18/27[1,3]	169,840,000	150,330,379
2.88%	02/15/25[1,3]	43,160,000	41,785,506
3.25%	02/15/27[1,3]	17,880,000	16,878,196
3.95%	07/01/24[1,3]	35,499,000	35,362,638
Capital One Financial Corp.
1.34%	12/06/24[4]	114,655,000	111,291,850
2.64%	03/03/26[4]	13,265,000	13,002,752
Charles Schwab Corp. (The)
2.45%	03/03/27	30,680,000	29,802,205
2.90%	03/03/32	8,310,000	8,003,043
Citigroup, Inc.
1.28%	11/03/25[4]	6,415,000	6,105,219
1.46%	06/09/27[4]	161,263,000	148,537,758
2.56%	05/01/32[4]	17,570,000	15,878,989
2.57%	06/03/31[4]	51,761,000	47,511,908
2.67%	01/29/31[4]	15,000,000	13,940,989
3.06%	01/25/33[4]	184,605,000	172,861,580
3.11%	04/08/26[4]	7,705,000	7,652,382
3.52%	10/27/28[4]	22,030,000	21,853,613
3.67%	07/24/28[4]	5,220,000	5,237,791
3.79%	03/17/33[4]	98,040,000	97,506,428
4.41%	03/31/31[4]	101,000	105,044
Citigroup, Inc.,
Series VAR
3.07%	02/24/28[4]	45,070,000	44,010,146
Discover Financial Services
3.85%	11/21/22	8,794,000	8,904,815
Ford Motor Credit Co. LLC
4.25%	09/20/22	19,823,000	19,968,302
(LIBOR USD 3-Month plus 1.08%)
1.38%	08/03/22[2]	11,865,000	11,826,439
GE Capital International Funding Co.
(Ireland)
4.42%	11/15/35[3]	124,519,000	134,623,007

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 178

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Finance (continued)
General Motors Financial Co., Inc.
3.15%	06/30/22	$11,161,000	$11,198,867
3.45%	04/10/22	24,235,000	24,242,629
Goldman Sachs Group, Inc. (The)
0.93%	10/21/24[4]	72,055,000	69,882,576
1.22%	12/06/23	192,325,000	187,849,274
1.43%	03/09/27[4]	170,920,000	157,781,292
1.54%	09/10/27[4]	106,330,000	97,500,565
1.95%	10/21/27[4]	46,890,000	43,609,028
2.38%	07/21/32[4]	66,543,000	59,169,942
2.62%	04/22/32[4]	24,685,000	22,486,315
2.65%	10/21/32[4]	15,567,000	14,107,703
2.91%	07/24/23[4]	26,692,000	26,731,877
2.91%	06/05/23[4]	4,605,000	4,613,840
3.10%	02/24/33[4]	46,874,000	44,232,706
3.20%	02/23/23	51,252,000	51,728,833
3.27%	09/29/25[4]	144,232,000	144,160,346
3.50%	04/01/25	42,324,000	42,695,812
Intercontinental Exchange, Inc.
1.85%	09/15/32	2,372,000	2,056,730
JPMorgan Chase & Co.
1.56%	12/10/25[4]	147,510,000	141,227,220
1.76%	11/19/31[4]	11,145,000	9,623,190
2.55%	11/08/32[4]	53,282,000	48,674,634
2.95%	02/24/28[4]	51,325,000	50,104,552
2.96%	01/25/33[4]	71,627,000	67,650,849
3.80%	07/23/24[4]	9,861,000	9,976,600
Morgan Stanley
0.79%	05/30/25[4]	62,230,000	59,166,213
1.59%	05/04/27[4]	124,927,000	116,169,232
2.94%	01/21/33[4]	13,592,000	12,742,957
Morgan Stanley
(GMTN)
0.79%	01/22/25[4]	21,175,000	20,340,578
1.51%	07/20/27[4]	5,285,000	4,875,179
2.24%	07/21/32[4]	60,956,000	54,071,472
Morgan Stanley
(MTN)
0.53%	01/25/24[4]	23,165,000	22,793,409
1.16%	10/21/25[4]	178,926,000	170,126,729
1.93%	04/28/32[4]	50,038,000	43,358,667
2.51%	10/20/32[4]	51,911,000	47,026,745
Nationwide Building Society
(United Kingdom)
2.97%	02/16/28[1,3,4]	120,650,000	115,059,745
3.62%	04/26/23[1,3,4]	11,735,000	11,737,503
3.77%	03/08/24[1,3,4]	55,190,000	55,516,670
4.36%	08/01/24[1,3,4]	104,478,000	106,119,074
Park Aerospace Holdings Ltd.
(Cayman Islands)
4.50%	03/15/23[1,3]	10,746,000	10,827,619
5.50%	02/15/24[1,3]	26,855,000	27,505,278
Raymond James Financial, Inc.
4.95%	07/15/46	46,716,000	52,846,814

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Finance (continued)
TIAA FSB Holdings, Inc.
5.75%	07/02/25	$4,045,000	$4,196,607

			3,836,537,931

Food — 0.68%
JBS USA LLC/JBS USA Finance, Inc.
(Canada)
6.75%	02/15/28[1,3]	41,000,000	43,429,250
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
(Canada)
3.75%	12/01/31[1,3]	17,544,000	16,224,410
4.38%	02/02/52[1,3]	58,603,000	51,095,166
5.50%	01/15/30[1,3]	38,255,000	39,189,187
6.50%	04/15/29[1,3]	33,928,000	35,997,329
Kraft Heinz Foods Co.
3.00%	06/01/26	2,173,000	2,141,534
4.38%	06/01/46	2,882,000	2,860,583
4.88%	10/01/49	17,370,000	18,330,985
5.00%	07/15/35	24,594,000	26,402,397
5.00%	06/04/42	15,357,000	16,422,008
5.20%	07/15/45	70,637,000	76,552,849
6.50%	02/09/40	6,240,000	7,472,400
Pilgrim’s Pride Corp.
3.50%	03/01/32[1]	55,470,000	48,547,346
4.25%	04/15/31[1]	1,429,000	1,324,554
5.88%	09/30/27[1]	4,269,000	4,319,003
Post Holdings, Inc.
4.50%	09/15/31[1]	27,276,000	24,197,218
4.63%	04/15/30[1]	74,045,000	66,795,994
Smithfield Foods, Inc.
2.63%	09/13/31[1]	14,435,000	12,666,922
3.00%	10/15/30[1]	8,890,000	8,088,721
4.25%	02/01/27[1]	24,855,000	25,291,185

			527,349,041

Gaming — 0.04%
CDI Escrow Issuer, Inc.
5.75%	04/01/30[1]	30,044,000	30,386,802
MGM Resorts International
6.00%	03/15/23	30,000	30,708

			30,417,510

Health Care — 3.80%
AbbVie, Inc.
2.90%	11/06/22	7,139,000	7,188,443
3.25%	10/01/22	5,719,000	5,748,042
4.05%	11/21/39	10,782,000	11,129,763
4.25%	11/21/49	5,420,000	5,666,029
4.40%	11/06/42	62,889,000	66,832,312
4.45%	05/14/46	11,444,000	12,211,520
4.50%	05/14/35	49,065,000	52,777,085
4.55%	03/15/35	33,431,000	35,968,694
American Medical Systems Europe BV
(Netherlands)
1.63%	03/08/31[3]	5,855,000	6,358,550
1.88%	03/08/34[3]	5,000,000	5,425,137

See accompanying Notes to Financial Statements.

179 / Annual Report March 2022

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Health Care (continued)
Amgen, Inc.
3.00%	02/22/29	$12,925,000	$12,703,513
3.35%	02/22/32	36,865,000	36,575,184
3.38%	02/21/50	12,009,000	10,890,866
4.20%	02/22/52	31,080,000	32,221,510
4.40%	02/22/62	21,360,000	22,197,719
Baxter International, Inc.
0.87%	12/01/23[1]	13,013,000	12,602,396
Bayer U.S. Finance II LLC
2.85%	04/15/25[1]	2,805,000	2,741,552
3.95%	04/15/45[1]	17,489,000	16,281,539
4.25%	12/15/25[1]	19,992,000	20,351,191
4.38%	12/15/28[1]	113,100,000	115,777,749
4.40%	07/15/44[1]	69,196,000	67,057,975
4.63%	06/25/38[1]	36,299,000	38,131,248
4.88%	06/25/48[1]	88,246,000	95,229,587
5.50%	08/15/25[1]	13,932,000	14,505,507
5.50%	07/30/35[1]	3,820,000	4,222,037
Bayer U.S. Finance LLC
3.38%	10/08/24[1]	2,055,000	2,054,899
Becton Dickinson and Co.
2.82%	05/20/30	20,388,000	19,457,223
3.36%	06/06/24	1,013,000	1,022,434
Bristol-Myers Squibb Co.
3.55%	03/15/42	60,000,000	59,486,308
3.70%	03/15/52	14,060,000	14,159,981
Cedars-Sinai Health System,
Series 2021
2.29%	08/15/31	12,870,000	11,756,630
Centene Corp.
2.45%	07/15/28	31,858,000	29,135,028
2.50%	03/01/31	6,355,000	5,640,063
3.00%	10/15/30	138,275,000	127,214,383
4.25%	12/15/27	75,412,000	75,772,469
Cigna Corp.
3.20%	03/15/40	4,157,000	3,790,067
3.88%	10/15/47	22,722,000	22,232,020
4.80%	08/15/38	26,478,000	29,075,480
4.80%	07/15/46	38,613,000	42,889,847
CommonSpirit Health
2.76%	10/01/24	11,198,000	11,111,022
2.78%	10/01/30	19,835,000	18,404,285
3.35%	10/01/29	52,258,000	50,761,526
4.35%	11/01/42	2,860,000	2,894,720
CVS Health Corp.
2.75%	12/01/22	31,624,000	31,786,951
4.78%	03/25/38	23,581,000	25,832,121
4.88%	07/20/35	22,450,000	24,662,164
5.05%	03/25/48	142,729,000	161,884,218
5.13%	07/20/45	60,105,000	68,044,704
Danaher Corp.
2.80%	12/10/51	7,950,000	6,771,584
Embecta Corp.
5.00%	02/15/30[1]	16,820,000	15,895,179
6.75%	02/15/30[1]	25,593,000	25,703,504

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Health Care (continued)
Encompass Health Corp.
4.63%	04/01/31	$8,196,000	$7,700,848
Endo DAC/Endo Finance LLC/Endo Finco, Inc.
(Ireland)
6.00%	06/30/28[1,3]	132,095,000	77,031,199
Fresenius Medical Care U.S. Finance III, Inc.
1.88%	12/01/26[1]	67,592,000	62,804,495
HCA, Inc.
2.38%	07/15/31	563,000	503,599
3.13%	03/15/27[1]	4,356,000	4,263,066
3.63%	03/15/32[1]	65,720,000	64,440,676
4.13%	06/15/29	10,936,000	11,145,530
4.38%	03/15/42[1]	15,000,000	14,834,454
4.63%	03/15/52[1]	50,190,000	50,886,774
5.25%	04/15/25	7,749,000	8,164,142
5.25%	06/15/26	63,284,000	66,856,689
5.25%	06/15/49	188,662,000	207,430,552
5.50%	06/15/47	57,012,000	64,668,712
5.63%	09/01/28	24,411,000	26,424,907
5.88%	02/01/29	26,139,000	28,752,900
Humana, Inc.
0.65%	08/03/23	118,205,000	115,358,301
ModivCare Escrow Issuer, Inc.
5.00%	10/01/29[1]	18,463,000	17,227,337
Molina Healthcare, Inc.
3.88%	11/15/30[1]	55,275,000	53,461,139
3.88%	05/15/32[1]	59,994,000	57,180,898
4.38%	06/15/28[1]	48,064,000	47,583,052
Mozart Debt Merger Sub, Inc.
3.88%	04/01/29[1]	11,352,000	10,511,523
NYU Langone Hospitals,
Series 2020
3.38%	07/01/55	4,300,000	3,853,510
Option Care Health, Inc.
4.38%	10/31/29[1]	29,475,000	27,789,746
Organon & Co./Organon Foreign Debt Co.-Issuer BV
5.13%	04/30/31[1]	1,439,000	1,390,578
PerkinElmer, Inc.
0.55%	09/15/23	35,000,000	34,020,475
0.85%	09/15/24	27,870,000	26,471,755
Royalty Pharma PLC
(United Kingdom)
0.75%	09/02/23[3]	11,885,000	11,546,502
1.75%	09/02/27[3]	11,295,000	10,276,079
Teleflex, Inc.
4.25%	06/01/28[1]	75,000	73,173
Thermo Fisher Scientific Finance I BV
(Netherlands)
1.63%	10/18/41[3]	25,000,000	25,078,213
2.00%	10/18/51[3]	66,294,000	67,197,199
UnitedHealth Group, Inc.
3.05%	05/15/41	45,240,000	42,245,443
3.25%	05/15/51	36,055,000	34,122,868
3.70%	08/15/49	9,911,000	10,099,690
4.25%	04/15/47	13,825,000	15,041,344

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 180

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Health Care (continued)
Universal Health Services, Inc.
1.65%	09/01/26[1]	$45,000,000	$41,303,582

			2,945,974,908

Industrials — 0.75%
Amcor Finance USA, Inc.
3.63%	04/28/26	6,781,000	6,877,548
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
(Canada)
5.25%	08/15/27[1,3]	54,090,000	50,201,445
Artera Services LLC
9.03%	12/04/25[1]	50,815,000	50,834,216
BAE Systems PLC
(United Kingdom)
4.13%	06/08/22[3]	33,964,000	44,908,133
Berry Global, Inc.
1.57%	01/15/26	51,115,000	47,733,308
1.65%	01/15/27	9,576,000	8,738,102
4.88%	07/15/26[1]	82,131,000	83,051,689
Boeing Co. (The)
1.17%	02/04/23	12,010,000	11,876,329
1.43%	02/04/24	174,540,000	168,944,207
4.88%	05/01/25	19,940,000	20,599,131
General Electric Co.
(MTN)
(LIBOR USD 3-Month plus 0.38%)
0.70%	05/05/26[2]	1,785,000	1,757,467
(LIBOR USD 3-Month plus 0.48%)
0.99%	08/15/36[2]	11,550,000	9,949,190
General Electric Co.,
Series A (MTN)
6.75%	03/15/32	12,906,000	16,292,697
Heathrow Funding Ltd.
(United Kingdom)
5.23%	02/15/23[1,3]	34,415,000	46,453,984
L3Harris Technologies, Inc.
3.95%	05/28/24	12,890,000	13,132,335

			581,349,781

Information Technology — 0.51%
Broadcom, Inc.
3.14%	11/15/35[1]	10,000,000	8,826,718
3.42%	04/15/33[1]	37,837,000	35,329,741
4.30%	11/15/32	44,480,000	45,177,577
Fiserv, Inc.
3.20%	07/01/26	5,905,000	5,898,133
Intel Corp.
2.80%	08/12/41	7,760,000	6,896,794
3.05%	08/12/51	25,200,000	22,442,344
3.73%	12/08/47	590,000	591,874
Netflix, Inc.
3.63%	06/15/25[1]	25,135,000	25,299,886
5.88%	02/15/25	8,950,000	9,560,720
Oracle Corp.
2.30%	03/25/28	56,500,000	51,779,117
2.80%	04/01/27	7,928,000	7,599,544

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Information Technology (continued)
2.88%	03/25/31	$1,850,000	$1,689,233
3.60%	04/01/40	22,483,000	19,550,456
3.60%	04/01/50	42,900,000	35,685,995
3.65%	03/25/41	76,945,000	67,082,313
3.85%	07/15/36	23,336,000	21,527,885
3.95%	03/25/51	18,836,000	16,500,071
4.00%	11/15/47	6,955,000	6,169,253
4.13%	05/15/45	7,200,000	6,479,559

			394,087,213

Insurance — 1.18%
Aon Corp./Aon Global Holdings PLC
3.90%	02/28/52	79,250,000	78,550,853
Athene Global Funding
1.61%	06/29/26[1]	61,330,000	55,931,120
1.99%	08/19/28[1]	11,040,000	9,703,720
3.21%	03/08/27[1]	26,060,000	25,117,593
(SOFR Rate plus 0.70%)
0.91%	05/24/24[1,2]	146,955,000	145,130,911
Berkshire Hathaway Finance Corp.
2.88%	03/15/32	30,435,000	29,536,662
3.85%	03/15/52	62,145,000	63,591,370
Farmers Exchange Capital
7.05%	07/15/28[1]	13,283,000	15,158,836
7.20%	07/15/48[1]	18,415,000	25,268,058
Farmers Exchange Capital II
6.15%	11/01/53[1,4]	59,331,000	70,248,287
Farmers Exchange Capital III
5.45%	10/15/54[1,4]	80,605,000	90,999,730
Farmers Insurance Exchange
4.75%	11/01/57[1,4]	23,060,000	24,225,593
Metropolitan Life Global Funding I
3.30%	03/21/29[1]	16,005,000	15,908,663
Nationwide Mutual Insurance Co.
3.12%	12/15/24[1,4]	42,571,000	42,600,357
New York Life Insurance Co.
3.75%	05/15/50[1]	5,695,000	5,545,426
Protective Life Global Funding
1.90%	07/06/28[1]	56,210,000	50,716,748
Teachers Insurance & Annuity Association of America
3.30%	05/15/50[1]	116,155,000	103,294,528
4.27%	05/15/47[1]	13,496,000	14,296,021
4.38%	09/15/54[1,4]	35,635,000	35,517,445
Willis North America, Inc.
2.95%	09/15/29	11,025,000	10,366,970
4.50%	09/15/28	5,079,000	5,273,070

			916,981,961

Materials — 0.21%
Corp. Nacional del Cobre de Chile,
Series REGS
(Chile)
3.15%	01/14/30[3]	24,109,000	23,248,309
Indonesia Asahan Aluminium Persero PT
(Indonesia)
6.53%	11/15/28[1,3]	9,000,000	10,012,095

See accompanying Notes to Financial Statements.

181 / Annual Report March 2022

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Materials (continued)
Indonesia Asahan Aluminium Persero PT,
Series REGS
(Indonesia)
6.53%	11/15/28[3]	$5,767,000	$6,415,528
International Flavors & Fragrances, Inc.
2.30%	11/01/30[1]	5,950,000	5,320,777
3.27%	11/15/40[1]	6,000,000	5,364,765
5.00%	09/26/48	99,234,000	109,263,753

			159,625,227

Real Estate Investment Trust (REIT) — 1.08%
American Campus Communities Operating Partnership LP
2.25%	01/15/29	11,395,000	10,403,713
3.30%	07/15/26	21,300,000	21,212,886
3.63%	11/15/27	8,595,000	8,558,539
3.75%	04/15/23	45,679,000	46,083,554
4.13%	07/01/24	4,095,000	4,172,049
American Homes 4 Rent LP
4.30%	04/15/52	5,035,000	4,895,883
Boston Properties LP
3.25%	01/30/31	21,489,000	20,842,359
CyrusOne Europe Finance DAC
(Ireland)
1.13%	05/26/28[3]	8,000,000	9,091,185
CyrusOne LP/CyrusOne Finance Corp.
1.45%	01/22/27	29,565,000	34,075,884
2.15%	11/01/30	7,265,000	7,258,352
2.90%	11/15/24	86,883,000	87,121,494
3.45%	11/15/29	7,045,000	7,397,939
Federal Realty Investment Trust
7.48%	08/15/26	18,825,000	21,252,177
GLP Capital LP/GLP Financing II, Inc.
3.35%	09/01/24	33,037,000	33,017,178
5.25%	06/01/25	75,515,000	78,105,164
5.30%	01/15/29	34,755,000	36,636,636
5.38%	11/01/23	36,796,000	37,784,880
5.38%	04/15/26	99,048,000	103,607,546
5.75%	06/01/28	29,128,000	31,396,876
Healthcare Realty Trust, Inc.
3.88%	05/01/25	20,446,000	20,703,701
Healthcare Trust of America Holdings LP
2.00%	03/15/31	17,940,000	15,549,811
3.10%	02/15/30	5,095,000	4,871,811
3.75%	07/01/27	18,945,000	19,171,789
Hudson Pacific Properties LP
3.95%	11/01/27	13,630,000	13,711,472
4.65%	04/01/29	9,585,000	10,062,424
Invitation Homes Operating Partnership LP
4.15%	04/15/32	3,275,000	3,348,699
Kilroy Realty LP
3.45%	12/15/24	28,590,000	28,680,362
Life Storage LP
3.88%	12/15/27	6,960,000	7,052,480
MGM Growth Properties Operating Partnership LP/MGP Finance Co.-Issuer, Inc.
4.50%	01/15/28	265,000	267,944

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Real Estate Investment Trust (REIT) (continued)
Mid-America Apartments LP
4.30%	10/15/23	$9,636,000	$9,802,051
SL Green Operating Partnership LP
3.25%	10/15/22	49,011,000	49,029,210
SL Green Realty Corp.
4.50%	12/01/22	15,845,000	15,942,185
Ventas Realty LP
3.50%	02/01/25	12,540,000	12,585,211
3.75%	05/01/24	9,705,000	9,823,138
4.00%	03/01/28	2,000,000	2,036,696
4.88%	04/15/49	7,980,000	8,760,443

			834,313,721

Retail — 0.24%
7-Eleven, Inc.
0.63%	02/10/23[1]	58,715,000	57,810,842
Alimentation Couche-Tard, Inc.
(Canada)
3.80%	01/25/50[1,3]	18,032,000	16,819,521
Fertitta Entertainment, LLC/Fertitta Entertainment Finance Co., Inc.
4.63%	01/15/29[1]	35,927,000	34,052,417
FirstCash, Inc.
5.63%	01/01/30[1]	4,726,000	4,547,041
Michaels Cos., Inc. (The)
7.88%	05/01/29[1]	83,531,000	71,627,415
Starbucks Corp.
3.00%	02/14/32	2,795,000	2,673,531

			187,530,767

Services — 0.08%
DP World Crescent Ltd.
(Cayman Islands)
4.85%	09/26/28[1,3]	7,600,000	8,106,920
GFL Environmental, Inc.
(Canada)
4.38%	08/15/29[1,3]	605,000	559,985
Moody’s Corp.
3.75%	02/25/52	6,320,000	6,244,293
S&P Global, Inc.
2.70%	03/01/29[1]	17,000,000	16,479,035
4.75%	08/01/28[1]	2,767,000	2,975,076
Waste Connections, Inc.
(Canada)
3.20%	06/01/32[3]	6,515,000	6,351,876
Waste Pro USA, Inc.
5.50%	02/15/26[1]	23,750,000	22,471,894

			63,189,079

Transportation — 0.38%
American Airlines Pass-Through Trust,
Series 2013-1, Class A
4.00%	07/15/25	10,838,446	10,078,491
American Airlines Pass-Through Trust,
Series 2017-2, Class AA
3.35%	10/15/29	16,166,862	15,545,660

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 182

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Transportation (continued)
Continental Airlines Pass-Through Trust,
Series 2007-1, Class A
5.98%	04/19/22	$13,682,979	$13,702,825
Continental Airlines Pass-Through Trust,
Series 2007-1, Class B
6.90%	04/19/22	50,265	50,266
Delta Air Lines Pass-Through Trust,
Series 2020-1, Class AA
2.00%	06/10/28	82,060,724	75,323,639
Empresa de Transporte de Pasajeros Metro SA
(Chile)
3.65%	05/07/30[1,3]	9,660,000	9,688,014
JetBlue Airways Pass-Through Trust,
Series 2020-1, Class A
4.00%	11/15/32	9,953,096	9,906,744
Norfolk Southern Corp.
3.70%	03/15/53	5,905,000	5,886,089
Northwest Airlines Pass-Through Trust,
Series 2001-1, Class A-1
7.04%	04/01/22	115,767	116,346
SMBC Aviation Capital Finance DAC
(Ireland)
3.00%	07/15/22[1,3]	20,315,000	20,345,769
U.S. Airways Pass-Through Trust,
Series 2010-1, Class A
6.25%	04/22/23	10,973,303	11,039,223
U.S. Airways Pass-Through Trust,
Series 2011-1, Class A
7.13%	10/22/23	2,190,509	2,247,567
U.S. Airways Pass-Through Trust,
Series 2012-1, Class A
5.90%	10/01/24	28,420,024	29,645,598
U.S. Airways Pass-Through Trust,
Series 2012-2, Class A
4.63%	06/03/25	7,107	6,876
Union Pacific Corp.
2.80%	02/14/32	12,735,000	12,254,731
3.20%	05/20/41	10,000,000	9,483,977
3.38%	02/14/42	9,660,000	9,344,646
3.50%	02/14/53	22,460,000	21,981,981
United Airlines Pass-Through Trust,
Series 2013-1, Class A
4.30%	08/15/25	11,832,154	11,834,116
United Airlines Pass-Through Trust,
Series 2018-1, Class AA
3.50%	03/01/30	29,123,825	28,194,193

			296,676,751

Total Corporates
(Cost $23,367,954,467)			22,390,395,941

Issues	Maturity Date	Principal Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS —1.17%

Foreign Government Obligations — 1.17%
Abu Dhabi Government International Bond,
Series REGS
(United Arab Emirates)
2.50%	09/30/29[3]	$38,500,000	$37,808,425
Airport Authority
(Hong Kong)
2.50%	01/12/32[1,3]	8,040,000	7,517,440
3.25%	01/12/52[1,3]	69,310,000	62,902,291
3.50%	01/12/62[1,3]	5,435,000	5,087,024
Brazilian Government International Bond
(Brazil)
2.88%	06/06/25[3]	24,818,000	24,396,094
3.88%	06/12/30[3]	22,393,000	20,683,294
4.63%	01/13/28[3]	11,020,000	11,097,140
Chile Government International Bond
(Chile)
2.45%	01/31/31[3]	12,329,000	11,577,301
3.24%	02/06/28[3]	11,522,000	11,556,566
Colombia Government International Bond
(Colombia)
3.00%	01/30/30[3]	40,916,000	35,225,607
3.13%	04/15/31[3]	15,100,000	12,815,370
4.50%	01/28/26[3]	28,355,000	28,360,813
Croatia Government International Bond,
Series REGS
(Croatia)
6.00%	01/26/24[3]	18,065,000	19,154,591
Dominican Republic International Bond
(Dominican Republic)
4.50%	01/30/30[1,3]	25,047,000	23,112,432
Dominican Republic International Bond,
Series REGS
(Dominican Republic)
4.88%	09/23/32[3]	19,530,000	17,784,116
Egypt Government International Bond
(Egypt)
7.60%	03/01/29[1,3]	3,550,000	3,381,375
Egypt Government International Bond,
Series REGS
(Egypt)
5.25%	10/06/25[3]	4,765,000	4,619,191
Hungary Government International Bond
(Hungary)
2.13%	09/22/31[1,3]	17,300,000	15,705,667
Indonesia Government International Bond
(Indonesia)
2.85%	02/14/30[3]	29,861,000	29,450,636
Mexico Government International Bond
(Mexico)
2.66%	05/24/31[3]	40,616,000	37,033,669
3.75%	01/11/28[3]	54,600,000	55,817,580
4.50%	04/22/29[3]	11,767,000	12,442,426
4.75%	04/27/32[3]	5,485,000	5,827,812

See accompanying Notes to Financial Statements.

183 / Annual Report March 2022

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)

Foreign Government Obligations (continued)
Oman Government International Bond,
Series REGS
(Oman)
5.63%	01/17/28[3]	$10,500,000	$10,868,550
Panama Government International Bond
(Panama)
2.25%	09/29/32[3]	19,300,000	17,126,096
3.16%	01/23/30[3]	55,874,000	54,782,781
3.88%	03/17/28[3]	13,200,000	13,530,000
Paraguay Government International Bond
(Paraguay)
2.74%	01/29/33[1,3]	9,800,000	8,694,266
4.95%	04/28/31[1,3]	7,477,000	7,904,684
Perusahaan Penerbit SBSN Indonesia III
(Indonesia)
2.80%	06/23/30[1,3]	17,340,000	17,017,476
Perusahaan Penerbit SBSN Indonesia III,
Series REGS
(Indonesia)
4.15%	03/29/27[3]	5,100,000	5,384,274
Peruvian Government International Bond
(Peru)
2.84%	06/20/30[3]	20,541,000	19,774,821
4.13%	08/25/27[3]	2,327,000	2,423,756
Philippine Government International Bond
(Philippines)
1.65%	06/10/31[3]	8,405,000	7,522,475
1.95%	01/06/32[3]	7,040,000	6,399,137
2.46%	05/05/30[3]	4,565,000	4,359,575
Qatar Government International Bond,
Series REGS
(Qatar)
3.75%	04/16/30[3]	23,550,000	24,922,965
4.50%	04/23/28[3]	35,553,000	38,766,991
Republic of South Africa Government International Bond
(South Africa)
4.30%	10/12/28[3]	28,007,000	27,138,531
4.85%	09/30/29[3]	29,185,000	28,621,729
Romanian Government International Bond,
Series REGS
(Romania)
3.00%	02/14/31[3]	26,000,000	24,104,262
Saudi Government International Bond,
Series REGS (EMTN)
(Saudi Arabia)
3.25%	10/26/26[3]	29,155,000	29,883,875
3.25%	10/22/30[3]	16,040,000	16,219,648
3.63%	03/04/28[3]	27,097,000	28,036,995
Uruguay Government International Bond
(Uruguay)
4.38%	01/23/31[3]	20,570,000	22,408,958

Total Foreign Government Obligations
(Cost $964,580,473)			909,248,705

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED — 41.68%**

Non-Agency Commercial Mortgage-Backed — 2.01%
Banc of America Merrill Lynch Commercial Mortgage Trust,
Series 2018-PARK, Class A
4.09%	08/10/38[1,4]	$122,930,000	$126,507,543
Barclays Commercial Mortgage Securities Mortgage Trust,
Series 2018-TALL, Class C
(LIBOR USD 1-Month plus 1.12%)
1.52%	03/15/37[1,2]	18,000,000	17,178,653
BFLD Trust,
Series 2020-OBRK, Class A
(LIBOR USD 1-Month plus 2.05%)
2.45%	11/15/28[1,2]	65,000,000	64,415,098
BGME Trust,
Series 2021-VR, Class A
2.99%	01/10/43[1,4]	20,000,000	19,136,542
BGME Trust,
Series 2021-VR, Class B
2.99%	01/10/43[1,4]	32,137,000	30,072,452
BX Commercial Mortgage Trust,
Series 2018-BIOA, Class E
(LIBOR USD 1-Month plus 1.95%)
2.35%	03/15/37[1,2]	16,407,447	16,081,878
BX Commercial Mortgage Trust,
Series 2019-XL, Class A
(LIBOR USD 1-Month plus 0.92%)
1.32%	10/15/36[1,2]	182,454,411	181,670,054
BX Commercial Mortgage Trust,
Series 2020-VIV4, Class A
2.84%	03/09/44[1]	180,165,000	168,534,769
BX Trust,
Series 2019-OC11, Class A
3.20%	12/09/41[1]	42,270,000	40,895,659
CALI Mortgage Trust,
Series 2019-101C, Class A
3.96%	03/10/39[1]	80,255,000	81,593,914
CALI Mortgage Trust,
Series 2019-101C, Class XA (IO)
0.30%	03/10/39[1,4]	272,551,000	5,424,378
Capital Funding Mortgage Trust,
Series 2021-M01, Class A
(LIBOR USD 1-Month plus 2.25%)
2.75%	12/19/24[1,2]	90,174,646	89,814,597
Century Plaza Towers,
Series 2019-CPT, Class A
2.87%	11/13/39[1]	32,645,000	30,872,347
Citigroup Commercial Mortgage Trust,
Series 2015-GC31, Class A4
3.76%	06/10/48	10,000,000	10,072,026
Commercial Mortgage Trust,
Series 2013-CR12, Class A4
4.05%	10/10/46	440,000	445,150
Credit Suisse Mortgage Capital Certificates,
Series 2019-ICE4, Class A
(LIBOR USD 1-Month plus 0.98%)
1.38%	05/15/36[1,2]	31,400,000	31,196,002

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 184

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
DC Office Trust,
Series 2019-MTC, Class A
2.97%	09/15/45[1]	$31,135,000	$29,502,489
Fontainebleau Miami Beach Trust,
Series 2019-FBLU, Class A
3.14%	12/10/36[1]	35,000,000	34,316,578
GS Mortgage Securities Corp. Trust,
Series 2019-BOCA, Class A
(LIBOR USD 1-Month plus 1.20%)
1.60%	06/15/38[1,2]	10,000,000	9,981,476
Hudson Yards Mortgage Trust,
Series 2019-30HY, Class A
3.23%	07/10/39[1]	84,915,000	82,638,318
Hudson Yards Mortgage Trust,
Series 2019-55HY, Class A
2.94%	12/10/41[1,4]	81,025,000	77,523,983
KNDL Mortgage Trust,
Series 2019-KNSQ, Class E
(LIBOR USD 1-Month plus 1.80%)
2.20%	05/15/36[1,2]	26,449,000	26,099,860
NCMF Trust,
Series 2022-MFP, Class A
(CME Term SOFR 1-Month plus 1.74%)
2.04%	03/15/39[1,2]	115,900,000	115,287,747
One Bryant Park Trust,
Series 2019-OBP, Class A
2.52%	09/15/54[1]	147,667,000	137,000,806
Queens Center Mortgage Trust,
Series 2013-QCA, Class A
3.28%	01/11/37[1]	15,810,000	15,536,606
RBS Commercial Funding, Inc., Trust,
Series 2013-GSP, Class A
3.83%	01/15/32[1,4]	48,830,000	48,941,330
SFAVE Commercial Mortgage Securities Trust,
Series 2015-5AVE, Class A1
3.87%	01/05/43[1,4]	56,465,000	53,799,570
SFAVE Commercial Mortgage Securities Trust,
Series 2015-5AVE, Class A2B
4.14%	01/05/43[1,4]	8,710,000	8,345,184

			1,552,885,009

Non-Agency Mortgage-Backed — 7.36%
1301 Properties Owner LP
2.08%	09/07/25[5,6]	47,327,027	47,341,225
Aames Mortgage Trust,
Series 2002-1, Class A3 (STEP-reset date 05/25/22)
7.40%	06/25/32	27,113	26,317
Accredited Mortgage Loan Trust,
Series 2007-1, Class A4
(LIBOR USD 1-Month plus 0.22%)
0.68%	02/25/37[2]	12,489,727	12,511,110
ACE Securities Corp. Home Equity Loan Trust,
Series 2004-IN1, Class A1
(LIBOR USD 1-Month plus 0.64%)
1.10%	05/25/34[2]	130,155	128,399

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
ACE Securities Corp. Home Equity Loan Trust,
Series 2006-HE3, Class A2C
(LIBOR USD 1-Month plus 0.30%)
0.76%	06/25/36[2]	$2,593,727	$2,211,806
ACE Securities Corp. Home Equity Loan Trust,
Series 2007-ASP2, Class A1
(LIBOR USD 1-Month plus 0.38%)
0.84%	06/25/37[2]	30,843,398	25,791,049
Adjustable Rate Mortgage Trust,
Series 2005-10, Class 6A1
(LIBOR USD 1-Month plus 0.54%)
1.00%	01/25/36[2]	186,955	182,117
Aegis Asset-Backed Securities Trust,
Series 2005-5, Class 1A4
(LIBOR USD 1-Month plus 0.70%)
1.16%	12/25/35[2]	41,215	41,150
Ajax Mortgage Loan Trust,
Series 2019-F, Class A1 (STEP-reset date 04/25/22)
2.86%	07/25/59[1]	141,640	139,966
Alternative Loan Trust,
Series 2004-J6, Class 2A1
6.50%	11/25/31	2,220	2,226
Alternative Loan Trust,
Series 2005-38, Class A1
(Federal Reserve US 12-Month Cumulative Average plus
1.50%)
1.64%	09/25/35[2]	332,750	309,581
Alternative Loan Trust,
Series 2005-76, Class 2A1
(Federal Reserve US 12-Month Cumulative Average plus
1.00%)
1.14%	02/25/36[2]	35,880,282	33,602,859
Alternative Loan Trust,
Series 2005-84, Class 1A1
2.14%	02/25/36[4]	29,203	27,821
Alternative Loan Trust,
Series 2006-HY13, Class 4A1
3.12%	02/25/374	966,678	959,972
Alternative Loan Trust,
Series 2006-OC5, Class 2A2A
(LIBOR USD 1-Month plus 0.34%)
0.80%	06/25/46[2]	980	982
Alternative Loan Trust,
Series 2007-J1, Class 2A1
(LIBOR USD 1-Month plus 0.20%)
0.66%	03/25/37[2]	560,775	129,106
American Home Mortgage Assets Trust,
Series 2006-3, Class 2A12
(Federal Reserve US 12-Month Cumulative Average plus
1.15%)
1.29%	10/25/46[2]	35,088,311	28,560,875
American Home Mortgage Assets Trust,
Series 2007-2, Class A1
(LIBOR USD 1-Month plus 0.13%)
0.58%	03/25/47[2]	30,522,761	28,711,702

See accompanying Notes to Financial Statements.

185 / Annual Report March 2022

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
American Home Mortgage Investment Trust,
Series 2004-3, Class 2A
(LIBOR USD 6-Month plus 1.50%)
2.03%	10/25/34[2]	$3,953,469	$4,001,238
Ameriquest Mortgage Securities Trust,
Series 2006-R1, Class M1
(LIBOR USD 1-Month plus 0.59%)
1.04%	03/25/36[2]	4,870,794	4,901,742
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass- Through Certificates,
Series 2004-R10, Class A1
(LIBOR USD 1-Month plus 0.66%)
1.12%	11/25/34[2]	3,477,407	3,437,999
Amresco Residential Securities Corp. Mortgage Loan Trust,
Series 1998-1, Class A5 (STEP-reset date 05/25/22)
7.53%	10/25/27	11,101	11,298
Argent Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2005-W2, Class M1
(LIBOR USD 1-Month plus 0.74%)
1.19%	10/25/35[2]	149,344	148,300
Argent Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2005-W3, Class M1
(LIBOR USD 1-Month plus 0.66%)
1.12%	11/25/35[2]	18,415,963	18,215,356
Asset-Backed Funding Certificates,
Series 2006-OPT3, Class A3B
(LIBOR USD 1-Month plus 0.32%)
0.78%	11/25/36[2]	42,016,666	21,555,083
Asset-Backed Funding Certificates,
Series 2007-WMC1, Class A2A
(LIBOR USD 1-Month plus 0.75%)
1.21%	06/25/37[2]	22,692,398	20,987,799
Asset-Backed Funding Certificates,
Series 2007-WMC1, Class A2B
(LIBOR USD 1-Month plus 1.00%)
1.46%	06/25/37[2]	16,577,591	15,579,821
Asset-Backed Securities Corp. Home Equity Loan Trust,
Series 2006-HE6, Class A5
(LIBOR USD 1-Month plus 0.23%)
0.69%	11/25/36[2]	18,411,000	18,251,245
Banc of America Funding Trust,
Series 2003-2, Class 1A1
6.50%	06/25/32	11,323	11,181
Banc of America Funding Trust,
Series 2006-D, Class 3A1
3.00%	05/20/36[4]	2,799,233	2,609,282
Banc of America Funding Trust,
Series 2006-E, Class 2A1
2.65%	06/20/36[4]	38,453	37,028
Banc of America Funding Trust,
Series 2006-H, Class 3A1
2.92%	09/20/46[4]	668,502	617,716

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Banc of America Funding Trust,
Series 2015-R2, Class 1A1
(LIBOR USD 1-Month plus 0.14%)
0.60%	08/27/36[1,2]	$5,415,276	$5,356,918
Banc of America Funding Trust,
Series 2015-R5, Class 1A2
(LIBOR USD 1-Month plus 0.13%)
0.59%	10/26/36[1,2]	13,375,245	13,670,224
Banc of America Mortgage Trust,
Series 2004-F, Class 1A1
2.45%	07/25/34[4]	24,237	24,342
Banc of America Mortgage Trust,
Series 2005-C, Class 2A2
2.75%	04/25/35[4]	140,091	147,201
Banc of America Mortgage Trust,
Series 2006-2, Class A2
(-1.00 X LIBOR USD 1-Month plus 6.00%, 6.00% Cap)
6.00%	07/25/46[2]	72,162	67,410
Banc of America Mortgage Trust,
Series 2007-1, Class 1A24
6.00%	03/25/37	383,471	350,629
Banc of America Mortgage Trust,
Series 2007-3, Class 1A1
6.00%	09/25/37	195,851	189,531
BCAP LLC Trust,
Series 2007-AA2, Class 2A5
6.00%	04/25/37	221,795	142,130
BCAP LLC Trust,
Series 2007-AA5, Class A1
(LIBOR USD 1-Month plus 1.30%)
1.76%	09/25/47[2]	14,616,628	14,102,679
Bear Stearns ALT-A Trust,
Series 2005-4, Class 22A2
2.72%	05/25/35[4]	9,475	9,135
Bear Stearns ALT-A Trust,
Series 2006-4, Class 32A1
2.96%	07/25/36[4]	1,420,864	837,866
Bear Stearns ARM Trust,
Series 2004-1, Class 13A2
3.07%	04/25/34[4]	4,276	4,234
Bear Stearns ARM Trust,
Series 2004-10, Class 14A1
2.68%	01/25/35[4]	1,750,253	1,762,221
Bear Stearns ARM Trust,
Series 2006-4, Class 2A1
2.80%	10/25/36[4]	244,077	226,725
Bear Stearns Asset-Backed Securities I Trust,
Series 2005-AC5, Class 2A3
(LIBOR USD 1-Month plus 0.25%)
0.71%	08/25/20[2]	1,217,848	670,429
Bear Stearns Asset-Backed Securities I Trust,
Series 2006-AC2, Class 21A3
6.00%	03/25/36	220,234	224,716

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 186

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Bear Stearns Asset-Backed Securities I Trust,
Series 2006-HE9, Class 3A
(LIBOR USD 1-Month plus 0.14%)
0.60%	11/25/36[2]	$4,181,376	$4,035,346
Bear Stearns Asset-Backed Securities Trust,
Series 2003-AC7, Class A1 (STEP-reset date 05/25/22)
5.50%	01/25/34	484,056	474,330
Bear Stearns Asset-Backed Securities Trust,
Series 2003-AC7, Class A2 (STEP-reset date 05/25/22)
5.75%	01/25/34	436,409	427,586
Bear Stearns Mortgage Funding Trust,
Series 2006-AR3, Class 1A1
(LIBOR USD 1-Month plus 0.18%)
0.64%	10/25/36[2]	1,110,204	1,031,394
Bear Stearns Mortgage Funding Trust,
Series 2006-AR5, Class 1A1
(LIBOR USD 1-Month plus 0.16%)
0.62%	12/25/46[2]	14,912,872	13,335,911
Bear Stearns Mortgage Funding Trust,
Series 2007-AR5, Class 1A1A
(LIBOR USD 1-Month plus 0.17%)
0.63%	06/25/47[2]	327,041	309,940
Carrington Mortgage Loan Trust,
Series 2005-NC5, Class M1
(LIBOR USD 1-Month plus 0.72%)
1.18%	10/25/35[2]	61,378	62,006
Carrington Mortgage Loan Trust,
Series 2006-NC1, Class A4
(LIBOR USD 1-Month plus 0.62%)
1.08%	01/25/36[2]	9,264,663	9,257,566
Carrington Mortgage Loan Trust,
Series 2006-OPT1, Class M1
(LIBOR USD 1-Month plus 0.53%)
0.98%	02/25/36[2]	86,885	87,713
Chase Funding Trust,
Series 2003-5, Class 2A2
(LIBOR USD 1-Month plus 0.60%)
1.06%	07/25/33[2]	3,059	2,961
Chase Funding Trust,
Series 2004-2, Class 2A2
(LIBOR USD 1-Month plus 0.50%)
0.96%	02/26/35[2]	5,668	5,454
Chase Mortgage Finance Trust,
Series 2006-A1, Class 1A2
3.20%	09/25/36[4]	424,432	380,880
Chase Mortgage Finance Trust,
Series 2006-S3, Class 2A1
5.50%	11/25/21	1,386,891	712,158
Chase Mortgage Finance Trust,
Series 2007-A2, Class 2A3
2.38%	06/25/35[4]	906,854	915,774
ChaseFlex Trust,
Series 2005-2, Class 4A2
5.50%	06/25/36	290,121	170,829

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
ChaseFlex Trust,
Series 2006-2, Class A2B
(LIBOR USD 1-Month plus 0.20%)
0.66%	09/25/36[2]	$5,186,247	$4,519,594
CIM Trust,
Series 2018-R5, Class A1
3.75%	07/25/58[1,4]	57,936,044	57,143,189
CIM Trust,
Series 2018-R6, Class A1
(LIBOR USD 1-Month plus 1.08%)
1.31%	09/25/58[1,2]	54,157,393	53,052,127
CIM Trust,
Series 2019-R1, Class A
3.25%	10/25/58[1,4]	181,059,142	169,531,469
CIM Trust,
Series 2019-R3, Class A
2.63%	06/25/58[1,4]	121,386,212	114,377,579
CIM Trust,
Series 2019-R4, Class A1
3.00%	10/25/59[1,4]	113,611,671	115,471,801
CIM Trust,
Series 2020-R1, Class A1
2.85%	10/27/59[1,4]	159,938,733	150,881,850
CIM Trust,
Series 2020-R3, Class A1A
4.00%	01/26/60[1,4]	140,383,954	136,833,083
CIM Trust,
Series 2020-R4, Class A1A
3.30%	06/25/60[1,4]	83,885,634	79,281,706
CIM Trust,
Series 2020-R6, Class A1A
2.25%	12/25/60[1,4]	172,506,537	162,128,906
CIM Trust,
Series 2020-R7, Class A1A
2.25%	12/27/61[1,4]	279,464,407	263,988,367
CIM Trust,
Series 2021-R1, Class A2
2.40%	08/25/56[1,4]	104,088,698	99,772,806
CIM Trust,
Series 2021-R2, Class A2
2.50%	01/25/57[1,4]	98,772,482	94,830,828
CIM Trust,
Series 2021-R3, Class A1A
1.95%	06/25/57[1,4]	338,702,812	328,571,534
CIM Trust,
Series 2021-R4, Class A1A
2.00%	05/01/61[1,4]	248,615,539	235,737,254
CIM Trust,
Series 2021-R5, Class A1A
2.00%	08/25/61[1,4]	242,964,036	229,066,493
CIT Mortgage Loan Trust,
Series 2007-1, Class 1A
(LIBOR USD 1-Month plus 1.35%)
1.81%	10/25/37[1,2]	21,669,260	21,699,792

See accompanying Notes to Financial Statements.

187 / Annual Report March 2022

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Citicorp Mortgage Securities, Inc.,
Series 2005-1, Class 1A12
5.00%	02/25/35	$98,703	$99,558
Citicorp Residential Mortgage Trust,
Series 2006-2, Class A5 (STEP-reset date 05/25/22)
5.12%	09/25/36	79,209	79,419
Citicorp Residential Mortgage Trust,
Series 2007-1, Class A5 (STEP-reset date 05/25/22)
5.11%	03/25/37	294,553	295,900
Citigroup Mortgage Loan Trust,
Series 2006-AR2, Class 1A1
2.77%	03/25/36[4]	7,981,291	6,859,245
Citigroup Mortgage Loan Trust,
Series 2006-AR3, Class 1A2A
3.20%	06/25/36[4]	1,347,251	1,290,098
Citigroup Mortgage Loan Trust,
Series 2006-HE2, Class M1
(LIBOR USD 1-Month plus 0.44%)
0.89%	08/25/36[2]	124,254	124,593
Citigroup Mortgage Loan Trust,
Series 2006-WF2, Class A1 (STEP-reset date 05/25/22)
7.25%	05/25/36	34,028,142	22,247,317
Citigroup Mortgage Loan Trust,
Series 2007-6, Class 1A4A
2.17%	03/25/37[4]	204,654	178,327
Citigroup Mortgage Loan Trust,
Series 2007-AR5, Class 1A1A
2.92%	04/25/37[4]	60,054	59,102
Citigroup Mortgage Loan Trust,
Series 2014-5, Class 2A2
(LIBOR USD 1-Month plus 1.75%)
1.99%	02/20/36[1,2]	7,728,777	6,867,832
Citigroup Mortgage Loan Trust,
Series 2015-2, Class 4A1
(LIBOR USD 1-Month plus 0.70%)
0.79%	03/25/47[1,2]	2,040,450	2,037,015
Citigroup Mortgage Loan Trust, Inc.,
Series 2004-HYB1, Class A41
2.66%	02/25/34[4]	510	513
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-5, Class 3A2A
2.61%	10/25/35[4]	383,079	256,211
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-9, Class 1A1
(LIBOR USD 1-Month plus 0.26%)
0.72%	11/25/35[2]	110,074	97,580
Countrywide Asset-Backed Certificates Trust,
Series 2005-13, Class AF4
5.81%	04/25/36[4]	165,476	158,809
Countrywide Asset-Backed Certificates Trust,
Series 2007-13, Class 2A2
(LIBOR USD 1-Month plus 0.80%)
1.26%	10/25/47[2]	7,971,040	7,811,176
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2001-HYB1, Class 1A1
1.75%	06/19/31[4]	7,300	6,963

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2003-J8, Class 1A4
5.25%	09/25/23	$33,552	$33,270
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2004-14, Class 4A1
2.45%	08/25/34[4]	610,101	610,101
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2004-25, Class 1A1
(LIBOR USD 1-Month plus 0.66%)
1.12%	02/25/35[2]	79,982	77,326
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2004-7, Class 2A1
2.52%	06/25/34[4]	51,632	51,979
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2004-HYB3, Class 1A
2.44%	06/20/34[4]	9,594	9,850
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2004-HYB4, Class 2A1
2.72%	09/20/34[4]	562,441	554,638
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2005-11, Class 1A2
3.28%	04/25/35[4]	626,517	602,915
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2005-31, Class 2A3
2.43%	01/25/36[4]	98,584	91,007
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2005-9, Class 1A1
(LIBOR USD 1-Month plus 0.60%)
1.06%	05/25/35[2]	2,612,903	2,242,333
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2007-HY5, Class 1A1
3.43%	09/25/47[4]	531,362	490,566
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2007-HYB1, Class 1A1
3.32%	03/25/37[4]	994,452	883,256
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2003-AR20, Class 2A4
2.64%	08/25/33[4]	8,514	8,923
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2005-6, Class 8A1
4.50%	07/25/20	2,784	2,733
Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates,
Series 2004-1, Class 2A1
6.50%	02/25/34	17,237	17,135
Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates,
Series 2004-AR5, Class 6A1
2.29%	06/25/34[4]	63,440	66,069
Credit Suisse Mortgage Capital Certificates,
Series 2021-RP11, Class CERT
3.78%	10/27/61[1]	10,882,696	11,042,338
Credit Suisse Mortgage Capital Trust,
Series 2006-2, Class 5A1
(LIBOR USD 1-Month plus 0.70%)
1.16%	03/25/36[2]	3,207,940	1,001,608

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 188

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Credit Suisse Mortgage Capital Trust,
Series 2007-2, Class 3A4
5.50%	03/25/37	$1,153,177	$783,406
Credit Suisse Mortgage Capital Trust,
Series 2015-6R, Class 2A1
(LIBOR USD 1-Month plus 0.20%)
0.59%	11/27/46[1,2]	2,913,059	2,887,751
Credit Suisse Mortgage Capital Trust,
Series 2020-RPL2, Class A12
3.42%	02/25/60[1,4]	19,093,095	18,746,834
Credit Suisse Mortgage Capital Trust,
Series 2021-RP11, Class PT
3.73%	10/25/61[1,4]	256,563,412	260,968,555
Credit Suisse Mortgage Capital Trust,
Series 2021-RP11, Class SA (IO)
0.00%	10/25/61[1,4,5,6]	320,915	319,422
Credit-Based Asset Servicing and Securitization LLC,
Series 2003-CB1, Class AF (STEP-reset date 05/25/22)
3.95%	01/25/33	8,028	7,695
Credit-Based Asset Servicing and Securitization LLC,
Series 2006-CB7, Class A1
(LIBOR USD 1-Month plus 0.14%)
0.74%	10/25/36[2]	40,098,711	33,091,224
Credit-Based Asset Servicing and Securitization LLC,
Series 2006-CB8, Class A1
(LIBOR USD 1-Month plus 0.28%)
0.74%	10/25/36[2]	10,976,471	10,245,299
Credit-Based Asset Servicing and Securitization LLC,
Series 2006-CB9, Class A3
(LIBOR USD 1-Month plus 0.15%)
0.61%	11/25/36[2]	24,851,474	14,226,919
Credit-Based Asset Servicing and Securitization LLC,
Series 2007-CB1, Class AF4 (STEP-reset date 05/25/22)
3.16%	01/25/37	6,472,837	2,421,328
Credit-Based Asset Servicing and Securitization LLC,
Series 2007-CB1, Class AF5 (STEP-reset date 05/25/22)
3.16%	01/25/37	12,164,002	4,553,515
Credit-Based Asset Servicing and Securitization LLC,
Series 2007-CB5, Class A2
(LIBOR USD 1-Month plus 0.17%)
0.63%	04/25/37[2]	22,043,101	15,850,114
Credit-Based Asset Servicing and Securitization LLC,
Mortgage Loan Trust,
Series 2007-CB2, Class A2C (STEP-reset date 05/25/22)
3.61%	02/25/37	26,820,930	20,063,866
Credit-Based Asset Servicing and Securitization LLC,
Mortgage Loan Trust,
Series 2007-CB2, Class A2D (STEP-reset date 05/25/22)
3.61%	02/25/37	19,636,914	14,494,783
Credit-Based Asset Servicing and Securitization LLC,
Mortgage Loan Trust,
Series 2007-CB2, Class A2E (STEP-reset date 05/25/22)
3.61%	02/25/37	3,570,942	2,671,129
CSAB Mortgage-Backed Trust,
Series 2006-4, Class A6B (STEP-reset date 05/25/22)
6.28%	12/25/36	5,268,016	362,402

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
CSMC 2022-RPL1 SA
Series 2022-RPL1, Class SA
0.00%	02/01/62†,1,4,5,6$	2,025,677	$2,025,521
CSMC,
Series 2022-RPL1, Class PT
3.78%	02/01/62†,1	279,303,895	290,629,053
CSMCM,
Series 2022-RPL1, Class CERT
3.78%	02/01/62†,1	11,659,796	12,132,575
Deutsche ALT-A Securities Mortgage Loan Trust,
Series 2006-AR3, Class A1
(LIBOR USD 1-Month plus 0.38%)
0.84%	08/25/36[2]	2,258,540	2,220,494
Deutsche ALT-A Securities Mortgage Loan Trust,
Series 2006-AR4, Class A1
(LIBOR USD 1-Month plus 0.26%)
0.72%	12/25/36[2]	1,522,920	686,475
Deutsche ALT-A Securities Mortgage Loan Trust,
Series 2006-AR6, Class A6
(LIBOR USD 1-Month plus 0.38%)
0.84%	02/25/37[2]	423,092	412,633
Deutsche ALT-A Securities Mortgage Loan Trust,
Series 2007-3, Class 1A1
(LIBOR USD 1-Month plus 1.70%)
1.93%	10/25/47[2]	21,541,476	18,989,140
Deutsche ALT-A Securities Mortgage Loan Trust,
Series 2007-OA3, Class A1
(LIBOR USD 1-Month plus 0.14%)
0.60%	07/25/47[2]	30,835,625	29,160,202
Deutsche ALT-A Securities, Inc., Mortgage Loan Trust,
Series 2005-6, Class 1A7
5.50%	12/25/35	272,497	257,089
Deutsche ALT-A Securities, Inc., Mortgage Loan Trust,
Series 2006-AR1, Class 2A1
2.82%	02/25/36[4]	599,917	494,098
DSLA Mortgage Loan Trust,
Series 2004-AR4, Class 2A1A
(LIBOR USD 1-Month plus 0.72%)
1.17%	01/19/45[2]	1,243,333	1,075,007
DSLA Mortgage Loan Trust,
Series 2005-AR1, Class 2A1A
(LIBOR USD 1-Month plus 0.50%)
0.95%	02/19/45[2]	90,104	89,086
DSLA Mortgage Loan Trust,
Series 2005-AR3, Class 2A1A
(LIBOR USD 1-Month plus 0.48%)
0.93%	07/19/45[2]	88,966	87,040
DSLA Mortgage Loan Trust,
Series 2006-AR2, Class 2A1A
(LIBOR USD 1-Month plus 0.20%)
0.65%	10/19/36[2]	14,330,846	11,116,102
DSLA Mortgage Loan Trust,
Series 2007-AR1, Class 2A1A
(LIBOR USD 1-Month plus 0.14%)
0.59%	03/19/37[2]	6,198,095	5,682,783

See accompanying Notes to Financial Statements.

189 / Annual Report March 2022

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Equity One Mortgage Pass-Through Trust,
Series 2002-4, Class M1
5.22%	02/25/33[4]	$7,794	$7,545
Equity One Mortgage Pass-Through Trust,
Series 2002-5, Class M1 (STEP-reset date 05/25/22)
5.80%	11/25/32	36,213	35,137
First Franklin Mortgage Loan Trust,
Series 2006-FF13, Class A2C
(LIBOR USD 1-Month plus 0.32%)
0.78%	10/25/36[2]	10,428,790	7,950,000
First Franklin Mortgage Loan Trust,
Series 2006-FF13, Class A2D
(LIBOR USD 1-Month plus 0.48%)
0.94%	10/25/36[2]	657,614	508,592
First Franklin Mortgage Loan Trust,
Series 2006-FF18, Class A2B
(LIBOR USD 1-Month plus 0.11%)
0.57%	12/25/37[2]	5,590,778	5,203,732
First Franklin Mortgage Loan Trust,
Series 2006-FF18, Class A2C
(LIBOR USD 1-Month plus 0.16%)
0.62%	12/25/37[2]	15,375,141	14,360,948
First Franklin Mortgage Loan Trust,
Series 2006-FF18, Class A2D
(LIBOR USD 1-Month plus 0.21%)
0.67%	12/25/37[2]	11,143,402	10,444,477
First Franklin Mortgage Loan Trust,
Series 2006-FF5, Class 1A
(LIBOR USD 1-Month plus 0.30%)
0.76%	04/25/36[2]	10,328,504	10,344,354
First Franklin Mortgage Loan Trust,
Series 2006-FF8, Class IIA4
(LIBOR USD 1-Month plus 0.46%)
0.92%	07/25/36[2]	23,832,354	23,368,069
First Franklin Mortgage Loan Trust,
Series 2007-FF1, Class A2C
(LIBOR USD 1-Month plus 0.14%)
0.60%	01/25/38[2]	56,875,220	36,050,859
First Franklin Mortgage Loan Trust,
Series 2007-FF2, Class A1
(LIBOR USD 1-Month plus 0.14%)
0.60%	03/25/37[2]	50,836,982	32,902,683
First Franklin Mortgage Loan Trust,
Series 2007-FF2, Class A2B
(LIBOR USD 1-Month plus 0.10%)
0.56%	03/25/37[2]	22,225,720	12,630,730
First Franklin Mortgage Loan Trust,
Series 2007-FF2, Class A2C
(LIBOR USD 1-Month plus 0.15%)
0.61%	03/25/37[2]	12,741,650	7,291,718
First Franklin Mortgage Loan Trust,
Series 2007-FF2, Class A2D
(LIBOR USD 1-Month plus 0.22%)
0.68%	03/25/37[2]	23,724,615	13,709,209

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
First Horizon Alternative Mortgage Securities Trust,
Series 2004-AA2, Class 1A1
2.24%	08/25/34[4]	$3,793,698	$3,745,292
First Horizon Alternative Mortgage Securities Trust,
Series 2004-AA3, Class A1
2.37%	09/25/34[4]	12,595	12,370
First Horizon Alternative Mortgage Securities Trust,
Series 2004-AA4, Class A1
2.37%	10/25/34[4]	662,034	681,165
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA10, Class 1A1
2.44%	12/25/35[4]	8,494,840	7,900,185
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA12, Class 2A1
2.49%	02/25/36[4]	9,310,710	7,219,480
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA4, Class 2A1
2.31%	06/25/35[4]	8,579,049	8,290,780
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA7, Class 2A1
2.44%	09/25/35[4]	7,302,335	7,047,278
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA8, Class 2A1
2.45%	10/25/35[4]	9,803,001	7,228,249
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA9, Class 2A1
2.30%	11/25/35[4]	9,565,672	8,588,463
First Horizon Alternative Mortgage Securities Trust,
Series 2006-AA1, Class 1A1
2.48%	03/25/36[4]	9,909,047	8,216,045
First Horizon Alternative Mortgage Securities Trust,
Series 2006-FA8, Class 1A7
6.00%	02/25/37	8,681	5,000
First Horizon Mortgage Pass-Through Trust,
Series 2004-AR6, Class 2A1
3.37%	12/25/34[4]	92,735	94,295
First Horizon Mortgage Pass-Through Trust,
Series 2006-AR4, Class 1A2
2.92%	01/25/37[4]	55,031	41,088
First Horizon Mortgage Pass-Through Trust,
Series 2007-AR3, Class 1A1
2.63%	11/25/37[4]	99,075	63,213
GMACM Home Equity Loan Trust,
Series 2000-HE2, Class A1
(LIBOR USD 1-Month plus 0.44%)
0.54%	06/25/30[2]	10,283	9,929
GMACM Mortgage Corp. Loan Trust,
Series 2005-AR6, Class 3A1
2.86%	11/19/35[4]	325,434	323,508
GMACM Mortgage Corp. Loan Trust,
Series 2006-AR2, Class 1A1
2.68%	05/19/36[4]	1,552,643	969,984
GreenPoint Mortgage Funding Trust,
Series 2005-AR3, Class 1A1
(LIBOR USD 1-Month plus 0.48%)
0.94%	08/25/45[2]	750,298	693,106

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 190

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
GreenPoint Mortgage Funding Trust,
Series 2005-AR4, Class G41B
(LIBOR USD 1-Month plus 0.20%)
0.66%	10/25/45[2]	$11,876,752	$11,249,439
GS Mortgage-Backed Securities Trust,
Series 2018-RPL1, Class A1A
3.75%	10/25/57[1]	24,826,808	24,717,667
GSAA Home Equity Trust,
Series 2005-11, Class 2A2
(LIBOR USD 1-Month plus 0.64%)
1.10%	10/25/35[2]	104,373	103,720
GSAA Home Equity Trust,
Series 2005-11, Class 3A2
(LIBOR USD 1-Month plus 0.64%)
1.10%	10/25/35[2]	45,732	45,551
GSAA Home Equity Trust,
Series 2005-6, Class M1
(LIBOR USD 1-Month plus 0.65%)
1.10%	06/25/35[2]	81,398	81,468
GSAMP Trust,
Series 2005-AHL2, Class A2D
(LIBOR USD 1-Month plus 0.70%)
1.16%	12/25/35[2]	22,027,466	20,987,600
GSAMP Trust,
Series 2006-NC1, Class A3
(LIBOR USD 1-Month plus 0.58%)
1.04%	02/25/36[2]	34,570	34,540
GSAMP Trust,
Series 2007-HE2, Class A1
(LIBOR USD 1-Month plus 0.24%)
0.69%	03/25/47[2]	69,259,048	63,842,436
GSR Mortgage Loan Trust,
Series 2004-9, Class 3A1
2.59%	08/25/34[4]	1,950	1,903
GSR Mortgage Loan Trust,
Series 2004-9, Class 5A7
2.29%	08/25/34[4]	77,827	78,195
GSR Mortgage Loan Trust,
Series 2005-AR5, Class 2A3
2.64%	10/25/35[4]	1,911,740	1,262,432
GSR Mortgage Loan Trust,
Series 2005-AR6, Class 4A5
2.65%	09/25/35[4]	47,233	46,530
GSR Mortgage Loan Trust,
Series 2007-AR2, Class 2A1
2.79%	05/25/37[4]	1,317,785	934,751
HarborView Mortgage Loan Trust,
Series 2004-1, Class 2A
2.17%	04/19/34[4]	3,694	3,579
HarborView Mortgage Loan Trust,
Series 2004-11, Class 3A2A
(LIBOR USD 1-Month plus 0.68%)
1.13%	01/19/35[2]	198,413	190,220
HarborView Mortgage Loan Trust,
Series 2004-3, Class 1A
2.71%	05/19/34[4]	39,366	39,371

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
HarborView Mortgage Loan Trust,
Series 2004-5, Class 2A6
2.37%	06/19/34[4]	$1,399	$1,426
HarborView Mortgage Loan Trust,
Series 2005-3, Class 2A1A
(LIBOR USD 1-Month plus 0.48%)
0.93%	06/19/35[2]	215,186	214,477
HarborView Mortgage Loan Trust,
Series 2005-4, Class 2A
2.41%	07/19/35[4]	34,913	30,466
HarborView Mortgage Loan Trust,
Series 2006-10, Class 1A1A
(LIBOR USD 1-Month plus 0.20%)
0.36%	11/19/36[2]	54,612,437	48,578,124
HarborView Mortgage Loan Trust,
Series 2006-7, Class 1A
(LIBOR USD 1-Month plus 0.42%)
0.87%	09/19/46[2]	57,402,279	53,593,988
HarborView Mortgage Loan Trust,
Series 2007-7, Class 1A1
(LIBOR USD 1-Month plus 1.00%)
1.46%	10/25/37[2]	19,014,063	16,322,075
HarborView Mortgage Loan Trust,
Series 2007-7, Class 2A1A
(LIBOR USD 1-Month plus 1.00%)
1.46%	10/25/37[2]	15,298,544	15,299,543
HSI Asset Securitization Corp. Trust,
Series 2006-HE1, Class 1A1
(LIBOR USD 1-Month plus 0.28%)
0.74%	10/25/36[2]	54,083,313	21,840,378
Impac CMB Trust,
Series 2004-8, Class 2A1
(LIBOR USD 1-Month plus 0.70%)
1.16%	10/25/34[2]	113,806	115,133
Impac CMB Trust,
Series 2005-1, Class 1A1
(LIBOR USD 1-Month plus 0.52%)
0.98%	04/25/35[2]	2,210,782	2,137,641
Impac Secured Assets Trust,
Series 2006-3, Class A1
(LIBOR USD 1-Month plus 0.34%)
0.80%	11/25/36[2]	4,995,423	4,808,656
Impac Secured Assets Trust,
Series 2006-5, Class 1A1C
(LIBOR USD 1-Month plus 0.54%)
1.00%	02/25/37[2]	8,052,079	7,756,368
Impac Secured Assets Trust,
Series 2007-2, Class 1A1A
(LIBOR USD 1-Month plus 0.11%)
0.57%	05/25/37[2]	3,087,844	2,635,547
Impac Secured Assets Trust,
Series 2007-2, Class 1A1B
(LIBOR USD 1-Month plus 0.25%)
0.71%	05/25/37[2]	38,486,638	32,996,423

See accompanying Notes to Financial Statements.

191 / Annual Report March 2022

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
IndyMac Index Mortgage Loan Trust,
Series 2004-AR4, Class 1A
2.68%	08/25/34[4]	$863,023	$849,327
IndyMac Index Mortgage Loan Trust,
Series 2004-AR7, Class A2
(LIBOR USD 1-Month plus 0.86%)
1.32%	09/25/34[2]	40,819	39,444
IndyMac Index Mortgage Loan Trust,
Series 2005-AR1, Class 4A1
2.98%	03/25/35[4]	224,723	223,555
IndyMac Index Mortgage Loan Trust,
Series 2005-AR17, Class 3A1
2.76%	09/25/35[4]	3,103,614	2,439,182
IndyMac Index Mortgage Loan Trust,
Series 2005-AR19, Class A1
2.77%	10/25/35[4]	19,474,127	17,904,148
IndyMac Index Mortgage Loan Trust,
Series 2005-AR31, Class 3A1
2.76%	01/25/36[4]	648,210	632,743
IndyMac Index Mortgage Loan Trust,
Series 2005-AR6, Class 2A1
(LIBOR USD 1-Month plus 0.48%)
0.94%	04/25/35[2]	386,575	347,847
IndyMac Index Mortgage Loan Trust,
Series 2006-AR19, Class 1A2
2.99%	08/25/36[4]	11,280,490	10,184,975
IndyMac Index Mortgage Loan Trust,
Series 2006-AR21, Class A1
(LIBOR USD 1-Month plus 0.24%)
0.70%	08/25/36[2]	115,185	113,313
IndyMac Index Mortgage Loan Trust,
Series 2006-AR27, Class 2A2
(LIBOR USD 1-Month plus 0.40%)
0.86%	10/25/36[2]	13,915,117	13,452,123
IndyMac Index Mortgage Loan Trust,
Series 2006-AR35, Class 2A3A
(LIBOR USD 1-Month plus 0.20%)
0.66%	01/25/37[2]	31,902,802	31,952,430
IndyMac Index Mortgage Loan Trust,
Series 2006-AR7, Class 1A1
2.82%	05/25/36[4]	3,242,989	3,100,325
IndyMac Index Mortgage Loan Trust,
Series 2006-AR7, Class 2A1
2.92%	05/25/36[4]	19,978,588	15,089,458
IndyMac Index Mortgage Loan Trust,
Series 2007-AR1, Class 1A2
3.02%	03/25/37[4]	363,707	330,881
IndyMac Index Mortgage Loan Trust,
Series 2007-AR11, Class 1A1
2.79%	06/25/37[4]	2,591,322	2,405,567
IndyMac Index Mortgage Loan Trust,
Series 2007-AR7, Class 1A1
2.60%	11/25/37[4]	1,744,245	1,576,841

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
IndyMac Manufactured Housing Contract Pass-Through Certificates,
Series 1997-1, Class A3
6.61%	02/25/28	$34,456	$34,568
JPMorgan Alternative Loan Trust,
Series 2006-A2, Class 2A1
3.02%	05/25/36[4]	442,299	331,957
JPMorgan Alternative Loan Trust,
Series 2006-A2, Class 5A1
3.19%	05/25/36[4]	4,537,709	3,035,687
JPMorgan Mortgage Acquisition Trust,
Series 2006-WF1, Class A3A (STEP-reset date 05/25/22)
6.33%	07/25/36	30,282,079	11,016,125
JPMorgan Mortgage Acquisition Trust,
Series 2006-WF1, Class A6 (STEP-reset date 05/25/22)
6.50%	07/25/36	4,222,763	1,652,316
JPMorgan Mortgage Acquisition Trust,
Series 2007-CH4, Class A1
(LIBOR USD 1-Month plus 0.15%)
0.61%	05/25/37[2]	9,177,488	9,162,426
JPMorgan Mortgage Acquisition Trust,
Series 2007-CH5, Class A5
(LIBOR USD 1-Month plus 0.26%)
0.72%	06/25/37[2]	89,210	88,946
JPMorgan Mortgage Acquisition Trust,
Series 2007-HE1, Class AF1
(LIBOR USD 1-Month plus 0.10%)
0.56%	03/25/47[2]	114,597	68,926
JPMorgan Mortgage Acquisition Trust,
Series 2007-HE1, Class AF2 (STEP-reset date 05/25/22)
4.23%	03/25/47	7,496,737	5,356,048
JPMorgan Mortgage Acquisition Trust,
Series 2007-HE1, Class AF3 (STEP-reset date 05/25/22)
4.23%	05/25/35	6,309,419	4,507,695
JPMorgan Mortgage Acquisition Trust,
Series 2007-HE1, Class AF4 (STEP-reset date 05/25/22)
4.23%	03/25/47	2,867,918	2,048,881
JPMorgan Mortgage Acquisition Trust,
Series 2007-HE1, Class AV4
(LIBOR USD 1-Month plus 0.28%)
0.74%	03/25/47[2]	240,000	232,441
JPMorgan Mortgage Trust,
Series 2003-A2, Class 2A3
1.68%	11/25/33[4]	63,910	62,948
JPMorgan Mortgage Trust,
Series 2004-A4, Class 1A3
2.24%	09/25/34[4]	177,774	173,395
JPMorgan Mortgage Trust,
Series 2005-A5, Class TA1
2.19%	08/25/35[4]	69,004	68,972
JPMorgan Mortgage Trust,
Series 2005-S2, Class 4A3
5.50%	09/25/20	1,603,746	1,344,089
JPMorgan Mortgage Trust,
Series 2006-A2, Class 5A3
2.27%	11/25/33[4]	2,152	2,117

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 192

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
JPMorgan Mortgage Trust,
Series 2006-A3, Class 2A1
2.76%	05/25/36[4]	$546,824	$492,481
JPMorgan Mortgage Trust,
Series 2006-A3, Class 3A3
3.07%	05/25/36[4]	368,286	327,142
JPMorgan Mortgage Trust,
Series 2006-A4, Class 1A1
2.91%	06/25/36[4]	305,000	253,524
JPMorgan Mortgage Trust,
Series 2006-A4, Class 1A4
2.91%	06/25/36[4]	983,224	817,282
JPMorgan Mortgage Trust,
Series 2006-A5, Class 2A4
2.76%	08/25/36[4]	282,943	255,391
JPMorgan Mortgage Trust,
Series 2007-A1, Class 5A2
2.39%	07/25/35[4]	794,625	803,052
JPMorgan Mortgage Trust,
Series 2007-A3, Class 2A3
2.68%	05/25/37[4]	1,459,431	1,260,056
JPMorgan Mortgage Trust,
Series 2007-A3, Class 3A2
3.11%	05/25/37[4]	249,054	237,622
JPMorgan Mortgage Trust,
Series 2007-A4, Class 1A1
3.24%	06/25/37[4]	2,079,252	1,830,984
JPMorgan Mortgage Trust,
Series 2007-A4, Class 2A3
3.01%	06/25/37[4]	303,894	263,367
JPMorgan Mortgage Trust,
Series 2021-13, Class A3A
2.00%	04/25/52[1,4]	53,336,429	48,843,129
JPMorgan Mortgage Trust,
Series 2021-14, Class A3A
2.00%	05/25/52[1,4]	40,799,345	37,380,638
Lehman ABS Mortgage Loan Trust,
Series 2007-1, Class 2A2
(LIBOR USD 1-Month plus 0.20%)
0.66%	06/25/37[1,2]	195,330	152,566
Lehman XS Trust,
Series 2005-5N, Class 3A1A
(LIBOR USD 1-Month plus 0.30%)
0.76%	11/25/35[2]	3,023,718	3,009,240
Lehman XS Trust,
Series 2005-7N, Class 1A1A
(LIBOR USD 1-Month plus 0.54%)
1.00%	12/25/35[2]	285,836	278,759
Lehman XS Trust,
Series 2006-12N, Class A31A
(LIBOR USD 1-Month plus 0.40%)
0.86%	08/25/46[2]	9,244,640	9,381,061
Lehman XS Trust,
Series 2006-14N, Class 3A2
(LIBOR USD 1-Month plus 0.24%)
0.70%	08/25/36[2]	30,150	34,220

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Lehman XS Trust,
Series 2006-5, Class 1A1A
(LIBOR USD 1-Month plus 0.42%)
0.88%	04/25/36[2]	$21,425,980	$19,881,163
Lehman XS Trust,
Series 2006-8, Class 1A1A
(LIBOR USD 1-Month plus 0.16%)
0.78%	06/25/36[2]	28,335,460	26,982,331
Lehman XS Trust,
Series 2007-4N, Class 1A3
(LIBOR USD 1-Month plus 0.24%)
0.70%	03/25/47[2]	18,604,861	18,349,081
Long Beach Mortgage Loan Trust,
Series 2004-4, Class M1
(LIBOR USD 1-Month plus 0.90%)
1.36%	10/25/34[2]	82,767	81,504
MASTR Adjustable Rate Mortgages Trust,
Series 2003-6, Class 4A2
3.02%	01/25/34[4]	22,595	23,695
MASTR Adjustable Rate Mortgages Trust,
Series 2003-7, Class 3A1
1.91%	11/25/33[4]	466,131	453,403
MASTR Adjustable Rate Mortgages Trust,
Series 2004-13, Class 3A1
2.76%	11/21/34[4]	2,204,463	2,200,672
MASTR Adjustable Rate Mortgages Trust,
Series 2004-15, Class 9A1
2.80%	10/25/34[4]	64,381	64,617
MASTR Adjustable Rate Mortgages Trust,
Series 2004-8, Class 2A1
2.39%	09/25/34[4]	1,478,705	1,460,221
MASTR Adjustable Rate Mortgages Trust,
Series 2006-2, Class 5A1
3.04%	05/25/36[4]	5,364,070	3,289,483
MASTR Asset-Backed Securities Trust,
Series 2006-HE4, Class A3
(LIBOR USD 1-Month plus 0.30%)
0.76%	11/25/36[2]	12,935,364	5,328,352
MASTR Asset-Backed Securities Trust,
Series 2006-HE4, Class A4
(LIBOR USD 1-Month plus 0.42%)
0.88%	11/25/36[2]	3,593,157	1,411,987
MASTR Asset-Backed Securities Trust,
Series 2007-HE1, Class A3
(LIBOR USD 1-Month plus 0.21%)
0.67%	05/25/37[2]	19,560,269	19,110,989
MASTR Seasoned Securitization Trust,
Series 2004-1, Class 4A1
2.41%	10/25/32[4]	8,304	8,542
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates,
Series 2001-TBC1, Class A1
(LIBOR USD 1-Month plus 0.70%)
1.10%	11/15/31[2]	638,760	644,337

See accompanying Notes to Financial Statements.

193 / Annual Report March 2022

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-1, Class A1
(LIBOR USD 1-Month plus 0.14%)
0.60%	04/25/37[2]	$142,138,887	$78,886,343
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-1, Class A2B
(LIBOR USD 1-Month plus 0.17%)
0.63%	04/25/37[2]	28,373,445	14,437,388
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-1, Class A2C
(LIBOR USD 1-Month plus 0.25%)
0.71%	04/25/37[2]	59,437,881	28,473,170
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-2, Class A2C
(LIBOR USD 1-Month plus 0.24%)
0.70%	05/25/37[2]	28,970,433	14,808,183
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-2, Class A2D
(LIBOR USD 1-Month plus 0.32%)
0.78%	05/25/37[2]	14,306,857	12,029,063
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-3, Class A2C
(LIBOR USD 1-Month plus 0.18%)
0.64%	06/25/37[2]	11,266,353	10,432,038
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-3, Class A2D
(LIBOR USD 1-Month plus 0.25%)
0.71%	06/25/37[2]	15,047,395	14,041,407
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-4, Class 2A2
(LIBOR USD 1-Month plus 0.12%)
0.58%	07/25/37[2]	24,834,094	20,177,920
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-4, Class 2A3
(LIBOR USD 1-Month plus 0.16%)
0.62%	07/25/37[2]	18,204,008	14,852,410
Merrill Lynch Mortgage Investors Trust,
Series 2003-A6, Class 2A
2.38%	10/25/33[4]	210,710	209,434
Merrill Lynch Mortgage Investors Trust,
Series 2004-A4, Class A1
2.66%	08/25/34[4]	859,652	836,068
Merrill Lynch Mortgage Investors Trust,
Series 2005-A10, Class A
(LIBOR USD 1-Month plus 0.42%)
0.88%	02/25/36[2]	5,877	5,756
Merrill Lynch Mortgage Investors Trust,
Series 2006-WMC2, Class A2B (STEP-reset date 05/25/22)
3.80%	03/25/37	28,302,356	8,824,683
Merrill Lynch Mortgage Investors Trust,
Series 2006-WMC2, Class A2D (STEP-reset date 05/25/22)
3.80%	03/25/37	22,151,280	6,907,934

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Merrill Lynch Mortgage Investors Trust,
Series 2007-2, Class 1A1
(US Treasury Yield Curve Rate T Note Constant Maturity 1-Year plus 2.40%)
3.53%	08/25/36[2]	$2,182,071	$2,082,688
Mid-State Capital Corp. Trust,
Series 2005-1, Class A
5.75%	01/15/40	8,652,434	8,733,030
Mid-State Capital Corp. Trust,
Series 2006-1, Class A
5.79%	10/15/40[1]	7,453,824	7,537,652
Mid-State Trust XI,
Series 11, Class A1
4.86%	07/15/38	145,385	146,408
Morgan Stanley Mortgage Loan Trust,
Series 2004-11AR, Class 1A1
(LIBOR USD 1-Month plus 0.32%)
0.78%	01/25/35[2]	81,468	75,340
Morgan Stanley Mortgage Loan Trust,
Series 2004-7AR, Class 2A4
2.07%	09/25/34[4]	439,805	430,275
Morgan Stanley Mortgage Loan Trust,
Series 2005-2AR, Class A
(LIBOR USD 1-Month plus 0.26%)
0.72%	04/25/35[2]	1,148,732	1,112,617
Morgan Stanley Mortgage Loan Trust,
Series 2006-7, Class 5A2
5.96%	06/25/36[4]	697,825	274,637
Morgan Stanley Mortgage Loan Trust,
Series 2007-6XS, Class 1A2S (STEP-reset date 05/25/22)
5.50%	02/25/47	14,630	14,584
Morgan Stanley Mortgage Loan Trust,
Series 2007-7AX, Class 2A1
(LIBOR USD 1-Month plus 0.24%)
0.70%	04/25/37[2]	4,411,419	1,632,279
Morgan Stanley Resecuritization Trust,
Series 2013-R7, Class 2B
(-1.00 X LIBOR USD 1-Month plus 0.24%, 11.50% Cap)
0.00%	12/26/46[1,2]	—	—
MortgageIT Trust,
Series 2005-1, Class 1A1
(LIBOR USD 1-Month plus 0.64%)
1.10%	02/25/35[2]	2,447,584	2,445,133
MortgageIT Trust,
Series 2005-4, Class A1
(LIBOR USD 1-Month plus 0.56%)
1.02%	10/25/35[2]	2,639,550	2,615,753
MortgageIT Trust,
Series 2005-5, Class A1
(LIBOR USD 1-Month plus 0.52%)
0.98%	12/25/35[2]	477,244	477,755
Nationstar Home Equity Loan Trust,
Series 2007-A, Class AV4
(LIBOR USD 1-Month plus 0.23%)
0.69%	03/25/37[2]	52,298	51,942

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 194

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Nationstar Home Equity Loan Trust,
Series 2007-C, Class 2AV4
(LIBOR USD 1-Month plus 0.25%)
0.71%	06/25/372	$5,764,699	$5,644,140
New Century Home Equity Loan Trust,
Series 2003-6, Class M1
(LIBOR USD 1-Month plus 1.08%)
1.54%	01/25/34[2]	86,612	87,196
New Century Home Equity Loan Trust,
Series 2005-1, Class M1
(LIBOR USD 1-Month plus 0.68%)
1.13%	03/25/35[2]	238,793	238,786
New Century Home Equity Loan Trust,
Series 2005-D, Class A1
(LIBOR USD 1-Month plus 0.44%)
0.90%	02/25/36[2]	81,212	81,280
New Century Home Equity Loan Trust,
Series 2005-D, Class A2D
(LIBOR USD 1-Month plus 0.66%)
1.12%	02/25/36[2]	27,219	27,215
NLT Trust,
Series 2021-INV3, Class PT
0.00%	11/25/56[1,4]	187,001,646	193,845,907
Nomura Home Equity Loan, Inc., Home Equity Loan Trust,
Series 2006-HE2, Class A4
(LIBOR USD 1-Month plus 0.54%)
1.00%	03/25/36[2]	6,326,992	6,317,076
NRPL,
Series 2019-3A, Class A1 (STEP-reset date 05/25/22)
3.00%	07/25/59[1]	51,381,908	51,202,980
Oakwood Mortgage Investors, Inc.,
Series 2000-A, Class A5
8.16%	09/15/29[4]	20,813,204	7,437,558
Option One Mortgage Loan Trust,
Series 2006-1, Class 1A1
(LIBOR USD 1-Month plus 0.44%)
0.90%	01/25/36[2]	1,660,203	1,659,526
Ownit Mortgage Loan Trust,
Series 2006-4, Class A1
(LIBOR USD 1-Month plus 0.28%)
0.74%	05/25/37[2]	9,910,932	9,666,557
Ownit Mortgage Loan Trust,
Series 2006-4, Class A2D
(LIBOR USD 1-Month plus 0.48%)
0.94%	05/25/37[2]	16,774,157	15,079,747
Popular ABS Mortgage Pass-Through Trust,
Series 2005-6, Class A5 (STEP-reset date 05/25/22)
3.40%	01/25/36	22,735,122	20,481,366
Popular ABS Mortgage Pass-Through Trust,
Series 2006-D, Class A3
(LIBOR USD 1-Month plus 0.26%)
0.72%	11/25/36[2]	25,901	25,628
Popular ABS Mortgage Pass-Through Trust,
Series 2007-A, Class A3
(LIBOR USD 1-Month plus 0.31%)
0.77%	06/25/47[2]	23,015,500	21,997,874

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Popular ABS, Inc.,
Series 1998-1, Class A2 (STEP-reset date 05/25/22)
7.48%	11/25/29	$46,449	$44,919
Project Colt (Acquired 03/08/2022, cost $100,000,000)
1.95%	03/10/27[5,6]	100,000,000	99,980,000
Residential Accredit Loans Trust,
Series 2005-QA12, Class CB1
3.48%	12/25/35[4]	3,611,695	1,929,643
Residential Accredit Loans Trust,
Series 2005-QA4, Class A41
3.29%	04/25/35[4]	144,783	144,605
Residential Accredit Loans Trust,
Series 2005-QA7, Class A1
3.32%	07/25/35[4]	2,316,635	1,795,176
Residential Accredit Loans Trust,
Series 2005-QO5, Class A1
(Federal Reserve US 12-Month Cumulative Average plus 1.00%)
1.14%	01/25/46[2]	3,949,572	3,575,543
Residential Accredit Loans Trust,
Series 2006-QA1, Class A11
4.17%	01/25/36[4]	100,565	85,346
Residential Accredit Loans Trust,
Series 2006-QA1, Class A21
4.35%	01/25/36[4]	8,957,367	7,785,203
Residential Accredit Loans Trust,
Series 2006-QA7, Class 2A1
(LIBOR USD 1-Month plus 0.37%)
0.83%	08/25/36[2]	15,638,116	15,063,856
Residential Accredit Loans Trust,
Series 2006-QS10, Class AV (IO)
0.58%	08/25/36[4,5,6]	15,965,677	303,211
Residential Accredit Loans Trust,
Series 2006-QS12, Class 2A9
(LIBOR USD 1-Month plus 0.38%)
0.84%	09/25/36[2]	146,353	114,487
Residential Accredit Loans Trust,
Series 2006-QS2, Class 1AV (IO)
0.47%	02/25/36[4,5,6]	57,052,293	762,692
Residential Accredit Loans Trust,
Series 2006-QS7, Class AV (IO)
0.70%	06/25/36[4,5,6]	25,057,891	303,968
Residential Accredit Loans Trust,
Series 2006-QS8, Class AV (IO)
0.78%	08/25/36[4,5,6]	61,986,571	1,378,476
Residential Accredit Loans Trust,
Series 2007-QS10, Class AV (IO)
0.48%	09/25/37[4,5,6]	48,387,379	873,886
Residential Accredit Loans Trust,
Series 2007-QS4, Class 3AV (IO)
0.36%	03/25/37[4,5,6]	30,644,129	352,490
Residential Accredit Loans Trust,
Series 2007-QS5, Class AV (IO)
0.28%	03/25/37[4,5,6]	33,238,992	268,588

See accompanying Notes to Financial Statements.

195 / Annual Report March 2022

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Residential Accredit Loans Trust,
Series 2007-QS6, Class AV (IO)
0.34%	04/25/37[4,5,6]	$70,415,085	$619,498
Residential Accredit Loans Trust,
Series 2007-QS7, Class 2AV (IO)
0.38%	06/25/37[4,5,6]	25,357,556	279,346
Residential Accredit Loans Trust,
Series 2007-QS8, Class AV (IO)
0.43%	06/25/37[4,5,6]	61,562,831	953,380
Residential Asset Mortgage Products Trust,
Series 2004-SL3, Class A4
8.50%	12/25/31	16,605	9,891
Residential Asset Securities Corp.,
Series 2006-KS3, Class M1
(LIBOR USD 1-Month plus 0.33%)
0.95%	04/25/36[2]	467,674	467,626
Residential Asset Securitization Trust,
Series 2004-IP2, Class 1A1
2.71%	12/25/34[4]	170,703	170,496
Residential Asset Securitization Trust,
Series 2004-IP2, Class 2A1
2.84%	12/25/34[4]	11,313	10,974
Residential Asset Securitization Trust,
Series 2004-IP2, Class 3A1
2.56%	12/25/34[4]	297,339	307,954
Residential Asset Securitization Trust,
Series 2006-A7CB, Class 1A3
6.25%	07/25/36	1,727,754	1,633,610
Residential Funding Mortgage Securities Trust,
Series 2005-SA5, Class 1A
3.06%	11/25/35[4]	2,447,980	1,670,031
Residential Funding Mortgage Securities Trust,
Series 2006-SA3, Class 3A1
4.92%	09/25/36[4]	255,291	228,795
Residential Funding Mortgage Securities Trust,
Series 2006-SA3, Class 4A1
4.78%	09/25/36[4]	5,510	4,623
Residential Funding Mortgage Securities Trust,
Series 2006-SA4, Class 2A1
4.58%	11/25/36[4]	41,398	39,414
Residential Funding Mortgage Securities Trust,
Series 2007-SA2, Class 2A2
3.33%	04/25/37[4]	967,348	880,127
Saxon Asset Securities Trust,
Series 2001-2, Class AF6 (STEP-reset date 05/25/22)
6.81%	06/25/16	18	19
Saxon Asset Securities Trust,
Series 2007-1, Class A2C
(LIBOR USD 1-Month plus 0.15%)
0.61%	01/25/47[2]	677,395	676,167
Saxon Asset Securities Trust,
Series 2007-2, Class A2C
(LIBOR USD 1-Month plus 0.24%)
0.70%	05/25/47[2]	173,085	140,420

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Saxon Asset Securities Trust,
Series 2007-3, Class 2A3
(LIBOR USD 1-Month plus 0.40%)
0.86%	09/25/47[2]	$26,490,416	$25,326,029
Securitized Asset-Backed Receivables LLC Trust,
Series 2006-CB1, Class AF2 (STEP-reset date 05/25/22)
2.91%	01/25/36	5,974,322	4,881,399
Securitized Asset-Backed Receivables LLC Trust,
Series 2006-CB5, Class A3
(LIBOR USD 1-Month plus 0.28%)
0.74%	06/25/36[2]	218,583	164,842
Securitized Asset-Backed Receivables LLC Trust,
Series 2007-BR1, Class A2A
(LIBOR USD 1-Month plus 0.11%)
0.57%	02/25/37[2]	5,585,088	2,950,750
Securitized Asset-Backed Receivables LLC Trust,
Series 2007-BR1, Class A2B
(LIBOR USD 1-Month plus 0.27%)
0.73%	02/25/37[2]	27,647,931	14,841,347
Securitized Asset-Backed Receivables LLC Trust,
Series 2007-BR2, Class A2
(LIBOR USD 1-Month plus 0.23%)
0.69%	02/25/37[2]	36,311,168	19,339,521
Securitized Asset-Backed Receivables LLC Trust,
Series 2007-BR5, Class A2A
(LIBOR USD 1-Month plus 0.13%)
0.59%	05/25/37[2]	13,542,495	11,165,637
Securitized Asset-Backed Receivables LLC Trust,
Series 2007-BR5, Class A2C
(LIBOR USD 1-Month plus 0.35%)
0.81%	05/25/37[2]	10,213,633	8,582,297
Securitized Asset-Backed Receivables LLC Trust,
Series 2007-NC1, Class A2B
(LIBOR USD 1-Month plus 0.15%)
0.61%	12/25/36[2]	27,745,003	18,444,265
Securitized Asset-Backed Receivables LLC Trust,
Series 2007-NC2, Class A2B
(LIBOR USD 1-Month plus 0.14%)
0.60%	01/25/37[2]	14,693,458	13,335,875
Sequoia Mortgage Trust,
Series 2003-2, Class A1
(LIBOR USD 1-Month plus 0.66%)
1.11%	06/20/33[2]	29,802	29,591
Sequoia Mortgage Trust,
Series 2003-8, Class A1
(LIBOR USD 1-Month plus 0.64%)
1.09%	01/20/34[2]	999	978
Sequoia Mortgage Trust,
Series 2004-3, Class A
(LIBOR USD 6-Month plus 0.50%)
0.67%	05/20/34[2]	143,446	143,502
Sequoia Mortgage Trust,
Series 2004-4, Class A
(LIBOR USD 6-Month plus 0.52%)
0.69%	05/20/34[2]	72,540	69,937

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 196

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
SG Mortgage Securities Trust,
Series 2007-NC1, Class A2
(LIBOR USD 1-Month plus 0.24%)
0.70%	12/25/36[1,2]	$12,775,630	$8,771,240
SHOW 2022-BIZ A
Series 2022-BIZ, Class A
3.03%	01/15/24[1,2]	68,000,000	67,266,351
Soundview Home Loan Trust,
Series 2005-OPT1, Class M2
(LIBOR USD 1-Month plus 0.68%)
1.13%	06/25/35[2]	9,739,427	9,695,455
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-1, Class 3A3
2.42%	02/25/34[4]	15,918	15,504
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-12, Class 2A
2.68%	09/25/34[4]	2,794,851	2,804,937
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-14, Class 1A
2.60%	10/25/34[4]	59,303	58,440
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-14, Class 2A
2.46%	10/25/34[4]	3,665,574	3,689,669
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-15, Class A
2.61%	10/25/34[4]	1,438,466	1,368,033
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-17, Class A1
1.26%	11/25/34[4]	27,864	26,432
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-20, Class 1A2
2.73%	01/25/35[4]	355,651	362,123
Structured Adjustable Rate Mortgage Loan Trust,
Series 2005-12, Class 3A1
2.34%	06/25/35[4]	769,965	713,285
Structured Adjustable Rate Mortgage Loan Trust,
Series 2005-18, Class 7A3
2.80%	09/25/35[4]	11,220,443	8,215,580
Structured Adjustable Rate Mortgage Loan Trust,
Series 2006-12, Class 1A1
(LIBOR USD 1-Month plus 0.32%)
0.78%	01/25/37[2]	16,145,620	15,304,010
Structured Adjustable Rate Mortgage Loan Trust,
Series 2007-9, Class 2A1
3.16%	10/25/47[4]	477,476	366,826
Structured Asset Mortgage Investments II Trust,
Series 2005-AR8, Class A1A
(LIBOR USD 1-Month plus 0.56%)
1.02%	02/25/36[2]	433,792	414,119
Structured Asset Mortgage Investments II Trust,
Series 2005-AR8, Class A3
(Federal Reserve US 12-Month Cumulative Average plus 2.00%)
2.09%	02/25/36[2]	13,993,293	13,823,542

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Structured Asset Mortgage Investments II Trust,
Series 2006-AR7, Class A1A
(LIBOR USD 1-Month plus 0.42%)
0.88%	08/25/36[2]	$15,952,404	$15,039,876
Structured Asset Mortgage Investments II Trust,
Series 2006-AR8, Class A1BG
(LIBOR USD 1-Month plus 0.12%)
0.58%	10/25/36[2]	14,587,365	13,848,990
Structured Asset Mortgage Investments II Trust,
Series 2007-AR6, Class A1
(Federal Reserve US 12-Month Cumulative Average plus 1.50%)
1.64%	08/25/47[2]	96,183,716	91,768,623
Structured Asset Securities Corp. Mortgage Pass-Through Certificates,
Series 1997-2, Class 2A4
7.25%	03/28/30	426	434
Structured Asset Securities Corp. Mortgage Pass-Through Certificates,
Series 2003-26A, Class 3A5
2.30%	09/25/33[4]	94,413	96,703
Structured Asset Securities Corp. Mortgage Pass-Through Certificates,
Series 2003-34A, Class 5A4
2.39%	11/25/33[4]	784,382	777,460
Structured Asset Securities Corp. Trust,
Series 2005-5, Class 2A4
5.50%	04/25/35	927,155	892,629
SunTrust Adjustable Rate Mortgage Loan Trust,
Series 2007-3, Class 1A1
2.55%	06/25/37[4]	1,633,847	1,266,139
Thornburg Mortgage Securities Trust,
Series 2004-4, Class 2A
2.02%	12/25/44[4]	65,783	65,061
Wachovia Mortgage Loan Trust,
Series 2006-ALT1, Class A3
(LIBOR USD 1-Month plus 0.46%)
0.92%	01/25/37[2]	11,321,024	5,640,351
Wachovia Mortgage Loan Trust,
Series 2006-AMN1, Class A3
(LIBOR USD 1-Month plus 0.48%)
0.94%	08/25/36[2]	14,444,041	6,567,568
WaMu Asset-Backed Certificates,
Series 2007-HE1, Class 2A2
(LIBOR USD 1-Month plus 0.11%)
0.57%	01/25/37[2]	3,172,895	1,780,452
WaMu Asset-Backed Certificates,
Series 2007-HE1, Class 2A3
(LIBOR USD 1-Month plus 0.15%)
0.61%	01/25/37[2]	39,033,307	21,774,884
WaMu Asset-Backed Certificates,
Series 2007-HE1, Class 2A4
(LIBOR USD 1-Month plus 0.23%)
0.69%	01/25/37[2]	9,831,955	5,538,474

See accompanying Notes to Financial Statements.

197 / Annual Report March 2022

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
WaMu Mortgage Pass-Through Certificates,
Series 2003-AR6, Class A1
2.57%	06/25/33[4]	$1,843,881	$1,826,170
WaMu Mortgage Pass-Through Certificates,
Series 2004-AR3, Class A2
2.61%	06/25/34[4]	17,570	17,504
WaMu Mortgage Pass-Through Certificates,
Series 2004-AR6, Class A
(LIBOR USD 1-Month plus 0.84%)
1.30%	05/25/44[2]	287,324	289,157
WaMu Mortgage Pass-Through Certificates,
Series 2005-3, Class 2A3
(LIBOR USD 1-Month plus 0.55%)
1.01%	05/25/35[2]	1,564,048	1,319,457
WaMu Mortgage Pass-Through Certificates,
Series 2005-4, Class CB13
(LIBOR USD 1-Month plus 0.50%)
0.96%	06/25/35[2]	3,119,041	2,758,019
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR1, Class A1A
(LIBOR USD 1-Month plus 0.64%)
1.10%	01/25/45[2]	386,847	379,583
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR11, Class A1A
(LIBOR USD 1-Month plus 0.64%)
1.10%	08/25/45[2]	18,129,749	18,036,517
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR12, Class 1A6
2.85%	10/25/35[4]	604,058	597,942
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR13, Class A1A1
(LIBOR USD 1-Month plus 0.58%)
1.04%	10/25/45[2]	2,850,174	2,821,046
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR14, Class 2A1
2.86%	12/25/35[4]	2,495,770	2,509,255
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR15, Class A1A1
(LIBOR USD 1-Month plus 0.52%)
0.98%	11/25/45[2]	16,632,325	15,787,875
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR17, Class A1A1
(LIBOR USD 1-Month plus 0.54%)
1.00%	12/25/45[2]	8,094,278	7,826,397
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR19, Class A1A2
(LIBOR USD 1-Month plus 0.58%)
1.04%	12/25/45[2]	8,259,718	8,124,029
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR2, Class 1A1A
(LIBOR USD 1-Month plus 0.66%)
1.12%	01/25/45[2]	9,135,817	9,134,420
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR2, Class 2A1A
(LIBOR USD 1-Month plus 0.62%)
1.08%	01/25/45[2]	523,276	520,601

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR2, Class 2A21
(LIBOR USD 1-Month plus 0.66%)
1.12%	01/25/45[2]	$44,501	$44,040
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR2, Class 2A23
(LIBOR USD 1-Month plus 0.76%)
1.22%	01/25/45[2]	1,858,150	1,842,973
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR6, Class 2A1A
(LIBOR USD 1-Month plus 0.46%)
0.92%	04/25/45[2]	75,855	74,719
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR8, Class 1A1A
(LIBOR USD 1-Month plus 0.54%)
1.00%	07/25/45[2]	80,549	78,481
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR1, Class 2A1A
(Federal Reserve US 12-Month Cumulative Average plus 1.07%)
1.21%	01/25/46[2]	15,310,694	15,143,816
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR10, Class 1A4
2.89%	09/25/36[4]	7,837,510	7,575,167
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR16, Class 3A1
3.04%	12/25/36[4]	440,546	428,467
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR3, Class A1A
(Federal Reserve US 12-Month Cumulative Average plus 1.00%)
1.14%	02/25/46[2]	9,145,162	8,944,907
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR4, Class 1A1A
(Federal Reserve US 12-Month Cumulative Average plus 0.94%)
1.04%	05/25/46[2]	3,126,200	3,070,589
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR7, Class 2A
(Federal Reserve US 12-Month Cumulative Average plus 0.98%)
1.12%	07/25/46[2]	6,239,060	5,951,988
WaMu Mortgage Pass-Through Certificates,
Series 2007-HY7, Class 4A2
3.18%	07/25/37[4]	161,538	161,470
WaMu Mortgage Pass-Through Certificates,
Series 2007-OA1, Class A1A
(Federal Reserve US 12-Month Cumulative Average plus 0.70%)
0.84%	02/25/47[2]	8,699,953	8,560,606
WaMu MSC Mortgage Pass-Through Certificates,
Series 2002-AR1, Class 1A1
2.50%	11/25/30[4]	104,331	105,234
Wells Fargo Alternative Loan Trust,
Series 2007-PA5, Class 1A1
6.25%	11/25/37	93,809	88,560

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 198

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Wells Fargo Mortgage-Backed Securities Trust,
Series 2006-AR1, Class 1A1
2.67%	03/25/36[4]	$1,413,805	$1,339,336

			5,702,349,600

U.S. Agency Commercial Mortgage-Backed — 0.00%
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K154, Class A2
3.42%	04/25/32	750,000	776,699
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K157, Class A3
3.99%	08/25/33[4]	300,000	326,469

			1,103,168

U.S. Agency Mortgage-Backed — 32.31%
Fannie Mae Pool 190375
5.50%	11/01/36	418,322	458,070
Fannie Mae Pool 190396
4.50%	06/01/39	5,612	5,972
Fannie Mae Pool 313182
7.50%	10/01/26	655	689
Fannie Mae Pool 394854
6.50%	05/01/27	376	404
Fannie Mae Pool 545191
7.00%	09/01/31	1,651	1,773
Fannie Mae Pool 545756
7.00%	06/01/32	368	414
Fannie Mae Pool 606108
7.00%	03/01/31	1,993	2,012
Fannie Mae Pool 613142
7.00%	11/01/31	6,919	7,668
Fannie Mae Pool 625666
7.00%	01/01/32	5,098	5,479
Fannie Mae Pool 633698
7.50%	02/01/31	23,145	25,625
Fannie Mae Pool 655928
7.00%	08/01/32	82,216	92,121
Fannie Mae Pool 725257
5.50%	02/01/34	586,003	641,780
Fannie Mae Pool 734830
4.50%	08/01/33	7,735	8,209
Fannie Mae Pool 734922
4.50%	09/01/33	1,019,043	1,084,357
Fannie Mae Pool 735207
7.00%	04/01/34	13,168	14,407
Fannie Mae Pool 735224
5.50%	02/01/35	1,995,611	2,186,374
Fannie Mae Pool 735651
4.50%	06/01/35	2,236,286	2,395,400
Fannie Mae Pool 735686
6.50%	12/01/22	11	11
Fannie Mae Pool 740297
5.50%	10/01/33	1,248	1,367

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool 745147
4.50%	12/01/35	$14,105	$15,003
Fannie Mae Pool 753168
4.50%	12/01/33	5,671	6,034
Fannie Mae Pool 815422
4.50%	02/01/35	25,895	27,418
Fannie Mae Pool 839109
(LIBOR USD 12-Month plus 1.91%)
2.16%	11/01/35[2]	3,483	3,487
Fannie Mae Pool 844773
(LIBOR USD 12-Month plus 1.53%)
1.78%	12/01/35[2]	2,892	2,895
Fannie Mae Pool 888412
7.00%	04/01/37	187,049	202,556
Fannie Mae Pool 889184
5.50%	09/01/36	2,032,965	2,227,751
Fannie Mae Pool AB1613
4.00%	10/01/40	18,295,299	19,152,513
Fannie Mae Pool AB1803
4.00%	11/01/40	22,649,277	23,731,277
Fannie Mae Pool AB2127
3.50%	01/01/26	6,272,449	6,411,482
Fannie Mae Pool AB3679
3.50%	10/01/41	7,467,605	7,619,029
Fannie Mae Pool AB3864
3.50%	11/01/41	5,786,697	5,904,781
Fannie Mae Pool AB4045
3.50%	12/01/41	7,411,489	7,574,531
Fannie Mae Pool AB4262
3.50%	01/01/32	3,755,316	3,839,739
Fannie Mae Pool AB6385
3.00%	10/01/42	235,730	235,326
Fannie Mae Pool AB9703
3.50%	06/01/43	13,319,941	13,616,819
Fannie Mae Pool AC8279
4.50%	08/01/39	8,980	9,512
Fannie Mae Pool AE0138
4.50%	03/01/40	34,614	36,830
Fannie Mae Pool AE0482
5.50%	01/01/38	4,906,891	5,330,379
Fannie Mae Pool AH3780
4.00%	02/01/41	8,937,141	9,356,718
Fannie Mae Pool AJ1404
4.00%	09/01/41	11,408,772	11,914,134
Fannie Mae Pool AL0209
4.50%	05/01/41	13,975,200	14,981,619
Fannie Mae Pool AL0851
6.00%	10/01/40	7,929,338	8,801,275
Fannie Mae Pool AL2521
3.50%	09/01/42	91,493	93,774
Fannie Mae Pool AL4597
4.00%	01/01/44	35,298,875	37,157,386
Fannie Mae Pool AL6348
3.50%	02/01/45	29,962	30,667
Fannie Mae Pool AL7092
3.00%	07/01/45	45,023	44,773

See accompanying Notes to Financial Statements.

199 / Annual Report March 2022

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool AL8037
4.50%	07/01/34	$128,489	$133,883
Fannie Mae Pool AL8256
3.00%	08/01/43	429,412	428,677
Fannie Mae Pool AL8356
4.50%	07/01/34	301,428	313,325
Fannie Mae Pool AL8960
4.50%	05/01/46	22,071,423	23,393,884
Fannie Mae Pool AL9106
4.50%	02/01/46	27,717,083	29,377,818
Fannie Mae Pool AL9217
3.50%	10/01/46	18,519,666	18,840,319
Fannie Mae Pool AL9472
4.00%	10/01/43	4,563,483	4,773,526
Fannie Mae Pool AL9722
4.50%	08/01/46	87,548,359	92,794,026
Fannie Mae Pool AL9846
4.50%	02/01/47	91,467,089	96,947,556
Fannie Mae Pool AM4869
4.07%	12/01/25	1,711,078	1,773,826
Fannie Mae Pool AM6770
3.77%	09/01/29	157,940	166,197
Fannie Mae Pool AN7981
2.95%	01/01/28	100,000	100,829
Fannie Mae Pool AS8605
3.00%	01/01/32	141,191	142,733
Fannie Mae Pool AS8663
4.50%	01/01/47	17,840,122	18,695,595
Fannie Mae Pool AS9830
4.00%	06/01/47	30,480,995	31,362,390
Fannie Mae Pool AS9972
4.00%	07/01/47	27,050,925	27,833,136
Fannie Mae Pool AT9649
4.00%	07/01/43	147,236	153,907
Fannie Mae Pool AU3739
3.50%	08/01/43	25,494,658	25,970,755
Fannie Mae Pool BD2450
3.50%	01/01/47	49,854	50,641
Fannie Mae Pool BL6060
2.46%	04/01/40	126,370,000	114,180,476
Fannie Mae Pool BM4299
3.00%	03/01/30	26,628,644	26,863,696
Fannie Mae Pool BM4304
3.00%	02/01/30	34,902,198	35,193,589
Fannie Mae Pool BM5164
4.00%	11/01/48	34,143,576	35,278,027
Fannie Mae Pool BM5507
3.00%	09/01/48	6,538,618	6,495,561
Fannie Mae Pool BN4316
4.00%	01/01/49	20,356	21,050
Fannie Mae Pool BQ7006
2.00%	01/01/52	111,757,601	103,742,486
Fannie Mae Pool CA0862
3.50%	09/01/47	2,651,252	2,685,861
Fannie Mae Pool CA0996
3.50%	01/01/48	35,458	35,887

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool CA1187
3.50%	02/01/48	$44,726,352	$45,141,070
Fannie Mae Pool CA1191
3.50%	11/01/47	3,027,729	3,065,360
Fannie Mae Pool CA1710
4.50%	05/01/48	102,567	106,784
Fannie Mae Pool CA1711
4.50%	05/01/48	9,919,009	10,347,377
Fannie Mae Pool CA2208
4.50%	08/01/48	23,055,503	24,001,921
Fannie Mae Pool CA2327
4.00%	09/01/48	28,300,175	29,355,183
Fannie Mae Pool CA2493
4.50%	10/01/48	6,507,127	6,758,662
Fannie Mae Pool CA3633
3.50%	06/01/49	21,018,928	21,220,028
Fannie Mae Pool CA4011
3.50%	08/01/49	18,757,929	18,624,701
Fannie Mae Pool CA5689
3.00%	05/01/50	67,324,385	66,454,749
Fannie Mae Pool FM2310
3.00%	01/01/48	10,126,472	10,043,158
Fannie Mae Pool FM2318
3.50%	09/01/49	178,143,291	179,898,127
Fannie Mae Pool FM2388
3.50%	04/01/48	18,430,773	18,746,240
Fannie Mae Pool MA1146
4.00%	08/01/42	22,092,325	23,222,595
Fannie Mae Pool MA1177
3.50%	09/01/42	28,661,705	29,451,665
Fannie Mae Pool MA1404
3.50%	04/01/43	59,900	61,234
Fannie Mae Pool MA1432
3.00%	05/01/33	47,329	47,494
Fannie Mae Pool MA1459
3.00%	06/01/33	22,165	22,242
Fannie Mae Pool MA1527
3.00%	08/01/33	32,651,387	32,765,235
Fannie Mae Pool MA1561
3.00%	09/01/33	20,695,540	20,767,701
Fannie Mae Pool MA1582
3.50%	09/01/43	9,842,440	10,061,623
Fannie Mae Pool MA1584
3.50%	09/01/33	31,611,486	32,300,737
Fannie Mae Pool MA1608
3.50%	10/01/33	22,204,717	22,688,864
Fannie Mae Pool MA1982
3.50%	08/01/34	43,821	44,291
Fannie Mae Pool MA2895
3.00%	02/01/47	45,773	45,472
Fannie Mae Pool MA2960
4.00%	04/01/47	24,445,231	25,152,095
Fannie Mae Pool MA3027
4.00%	06/01/47	17,841,260	18,357,162
Fannie Mae Pool MA3029
3.00%	06/01/32	22,072,640	22,350,210

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 200

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool MA3060
3.00%	07/01/32	$9,680	$9,802
Fannie Mae Pool MA3120
3.50%	09/01/47	1,362,368	1,380,152
Fannie Mae Pool MA3182
3.50%	11/01/47	28,897,259	29,226,931
Fannie Mae Pool MA3210
3.50%	12/01/47	50,014,283	50,463,088
Fannie Mae Pool MA3238
3.50%	01/01/48	43,317,017	43,841,859
Fannie Mae Pool MA3276
3.50%	02/01/48	16,990,734	17,148,277
Fannie Mae Pool MA3305
3.50%	03/01/48	22,950,355	23,218,158
Fannie Mae Pool MA3332
3.50%	04/01/48	62,105,681	62,597,065
Fannie Mae Pool MA3364
3.50%	05/01/33	8,214,501	8,423,022
Fannie Mae Pool MA3537
4.50%	12/01/48	13,712,876	14,243,484
Fannie Mae Pool MA3811
3.00%	10/01/49	6,265,897	6,110,963
Fannie Mae Pool MA3846
3.00%	11/01/49	37,516	36,588
Fannie Mae Pool MA3942
3.00%	02/01/50	13,864,529	13,462,308
Fannie Mae Pool MA3997
3.00%	04/01/50	16,261,616	15,789,853
Fannie Mae Pool MA4093
2.00%	08/01/40	170,437,827	160,621,949
Fannie Mae Pool MA4128
2.00%	09/01/40	141,378,118	133,235,276
Fannie Mae Pool MA4152
2.00%	10/01/40	175,212,075	165,122,893
Fannie Mae Pool MA4176
2.00%	11/01/40	43,661,261	41,146,303
Fannie Mae Pool MA4333
2.00%	05/01/41	80,373,618	75,725,568
Fannie Mae REMICS,
Series 1992-123, Class Z
7.50%	07/25/22	27	27
Fannie Mae REMICS,
Series 1993-132, Class D (PO)
0.00%	10/25/22[11]	962	961
Fannie Mae REMICS,
Series 1993-29, Class PK
7.00%	03/25/23	169	171
Fannie Mae REMICS,
Series 1994-55, Class H
7.00%	03/25/24	2,365	2,448
Fannie Mae REMICS,
Series 1997-34, Class SA
(Cost of Funds for the 11th District of San Francisco * 1.236, 37.68% Cap)
1.24%	10/25/23[2]	523	583

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS,
Series 1998-37, Class VZ
6.00%	06/17/28	$1,242	$1,275
Fannie Mae REMICS,
Series 1999-11, Class Z
5.50%	03/25/29	17,668	17,805
Fannie Mae REMICS,
Series 2001-52, Class YZ
6.50%	10/25/31	73,192	77,089
Fannie Mae REMICS,
Series 2005-117, Class LC
5.50%	11/25/35	889,269	899,316
Fannie Mae REMICS,
Series 2005-122, Class SG (IO)
(-1.00 X LIBOR USD 1-Month plus 6.60%, 6.60% Cap)
6.14%	11/25/35[2]	29,384	2,294
Fannie Mae REMICS,
Series 2005-92, Class US (IO)
(-1.00 X LIBOR USD 1-Month plus 6.10%, 6.10% Cap)
5.64%	10/25/25[2]	1,440,076	62,075
Fannie Mae REMICS,
Series 2006-4, Class WE
4.50%	02/25/36	29,062	30,213
Fannie Mae REMICS,
Series 2006-49, Class SE
(-4.00 X LIBOR USD 1-Month plus 29.00%, 29.00% Cap)
27.17%	04/25/36[2]	960,768	1,325,017
Fannie Mae REMICS,
Series 2007-17, Class SI (IO)
(-1.00 X LIBOR USD 1-Month plus 6.40%, 6.40% Cap)
5.94%	03/25/37[2]	798,267	104,711
Fannie Mae REMICS,
Series 2007-34, Class SB (IO)
(-1.00 X LIBOR USD 1-Month plus 6.11%, 6.11% Cap)
5.65%	04/25/37[2]	2,051,793	279,754
Fannie Mae REMICS,
Series 2007-64, Class FA
(LIBOR USD 1-Month plus 0.47%)
0.93%	07/25/37[2]	2,814	2,829
Fannie Mae REMICS,
Series 2008-24, Class NA
6.75%	06/25/37	226,705	245,333
Fannie Mae REMICS,
Series 2010-116, Class SE (IO)
(-1.00 X LIBOR USD 1-Month plus 6.60%, 6.60% Cap)
6.14%	10/25/40[2]	2,414,437	378,366
Fannie Mae REMICS,
Series 2010-17, Class SB (IO)
(-1.00 X LIBOR USD 1-Month plus 6.35%, 6.35% Cap)
5.89%	03/25/40[2]	5,034,888	823,602
Fannie Mae REMICS,
Series 2010-43, Class KS (IO)
(-1.00 X LIBOR USD 1-Month plus 6.42%, 6.42% Cap)
5.96%	05/25/40[2]	8,855,600	1,450,639

See accompanying Notes to Financial Statements.

201 / Annual Report March 2022

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS,
Series 2011-101, Class HE
4.00%	10/25/41	$10,100,000	$10,460,567
Fannie Mae REMICS,
Series 2011-111, Class DB
4.00%	11/25/41	8,746,042	9,030,065
Fannie Mae REMICS,
Series 2012-84, Class VZ
3.50%	08/25/42	7,727,278	7,828,961
Fannie Mae REMICS,
Series 2013-101, Class BO (PO)
0.00%	10/25/43[11]	11,077,587	9,009,120
Fannie Mae REMICS,
Series 2013-101, Class CO (PO)
0.00%	10/25/43[11]	6,710,098	5,845,586
Fannie Mae REMICS,
Series 2016-45, Class AF
(LIBOR USD 1-Month plus 0.50%)
0.96%	07/25/46[2]	8,381,407	8,419,378
Fannie Mae REMICS,
Series 2016-72, Class FA
(LIBOR USD 1-Month plus 0.50%)
0.96%	10/25/46[2]	17,147,503	17,236,820
Fannie Mae REMICS,
Series 2016-74, Class GF
(LIBOR USD 1-Month plus 0.50%)
0.96%	10/25/46[2]	13,666,230	13,771,362
Fannie Mae REMICS,
Series 2016-75, Class FL
(LIBOR USD 1-Month plus 0.50%)
0.96%	10/25/46[2]	13,495,263	13,598,717
Fannie Mae REMICS,
Series 2018-29, Class AP
3.50%	11/25/46	41,467,299	41,958,846
Fannie Mae REMICS,
Series 2018-38, Class LA
3.00%	06/25/48	17,149,930	17,097,032
Fannie Mae REMICS,
Series 2018-38, Class PA
3.50%	06/25/47	27,066	27,373
Fannie Mae REMICS,
Series 2018-45, Class GA
3.00%	06/25/48	19,271,608	19,024,187
Fannie Mae REMICS,
Series 2018-55, Class PA
3.50%	01/25/47	13,237,768	13,388,611
Fannie Mae REMICS,
Series 2018-57, Class QA
3.50%	05/25/46	38,651	38,956
Fannie Mae REMICS,
Series 2018-86, Class JA
4.00%	05/25/47	1,038,026	1,044,990
Fannie Mae REMICS,
Series 2018-94, Class KD
3.50%	12/25/48	4,463,884	4,384,021

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS,
Series 2019-1, Class AB
3.50%	02/25/49	$1,641,160	$1,636,960
Fannie Mae REMICS,
Series 2019-1, Class KP
3.25%	02/25/49	1,779,544	1,784,878
Fannie Mae REMICS,
Series 2019-26, Class JE
3.00%	06/25/49	5,365,599	5,300,474
Fannie Mae REMICS,
Series 2019-45, Class PA
3.00%	08/25/49	19,485,745	19,288,900
Fannie Mae REMICS,
Series 2019-52, Class PA
3.00%	09/25/49	5,399,540	5,343,752
Fannie Mae REMICS,
Series 2019-67, Class FE
(LIBOR USD 1-Month plus 0.45%)
0.91%	11/25/49[2]	33,703,457	33,746,287
Fannie Mae REMICS,
Series 2019-79, Class FA
(LIBOR USD 1-Month plus 0.50%)
0.96%	01/25/50[2]	88,550	89,116
Fannie Mae REMICS,
Series G92-36, Class Z
7.00%	07/25/22	1	1
Fannie Mae REMICS,
Series G93-21, Class Z
7.20%	05/25/23	309	315
Fannie Mae Trust,
Series 2003-W2, Class 2A9
5.90%	07/25/42	18,976	20,356
Freddie Mac Gold Pool A24156
6.50%	10/01/31	84,506	90,875
Freddie Mac Gold Pool A25162
5.50%	05/01/34	979,083	1,054,212
Freddie Mac Gold Pool A39012
5.50%	06/01/35	24,872	26,922
Freddie Mac Gold Pool A54856
5.00%	01/01/34	2,214,567	2,396,392
Freddie Mac Gold Pool A61164
5.00%	04/01/36	7,042	7,462
Freddie Mac Gold Pool A97038
4.00%	02/01/41	6,892,915	7,133,520
Freddie Mac Gold Pool C01492
5.00%	02/01/33	321,919	340,201
Freddie Mac Gold Pool C04546
3.00%	02/01/43	12,199,784	12,198,014
Freddie Mac Gold Pool C04573
3.00%	03/01/43	15,336,881	15,326,749
Freddie Mac Gold Pool C46104
6.50%	09/01/29	7,714	8,295
Freddie Mac Gold Pool C55789
7.50%	10/01/27	3,165	3,336
Freddie Mac Gold Pool C90573
6.50%	08/01/22	1,450	1,460

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 202

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool E02402
6.00%	10/01/22	$620	$624
Freddie Mac Gold Pool G00992
7.00%	11/01/28	397	425
Freddie Mac Gold Pool G01515
5.00%	02/01/33	354,110	373,709
Freddie Mac Gold Pool G02579
5.00%	12/01/34	541,157	586,098
Freddie Mac Gold Pool G02884
6.00%	04/01/37	1,431,251	1,575,857
Freddie Mac Gold Pool G02955
5.50%	03/01/37	2,198,160	2,401,111
Freddie Mac Gold Pool G03357
5.50%	08/01/37	721,821	785,261
Freddie Mac Gold Pool G03676
5.50%	12/01/37	1,329,585	1,459,139
Freddie Mac Gold Pool G03783
5.50%	01/01/38	1,122,215	1,231,185
Freddie Mac Gold Pool G03985
6.00%	03/01/38	10,115	11,231
Freddie Mac Gold Pool G04438
5.50%	05/01/38	3,213,924	3,525,880
Freddie Mac Gold Pool G04703
5.50%	08/01/38	2,334,191	2,559,036
Freddie Mac Gold Pool G04706
5.50%	09/01/38	103,606	113,724
Freddie Mac Gold Pool G05866
4.50%	02/01/40	10,253,568	10,926,980
Freddie Mac Gold Pool G06361
4.00%	03/01/41	14,083	14,754
Freddie Mac Gold Pool G06498
4.00%	04/01/41	13,463,066	14,102,104
Freddie Mac Gold Pool G06499
4.00%	03/01/41	5,681,479	5,929,061
Freddie Mac Gold Pool G07408
3.50%	06/01/43	14,411,923	14,743,713
Freddie Mac Gold Pool G07786
4.00%	08/01/44	111,153,682	116,184,885
Freddie Mac Gold Pool G07848
3.50%	04/01/44	68,286,428	69,956,032
Freddie Mac Gold Pool G07849
3.50%	05/01/44	8,953,354	9,172,264
Freddie Mac Gold Pool G07924
3.50%	01/01/45	10,163,123	10,367,147
Freddie Mac Gold Pool G07925
4.00%	02/01/45	7,297,450	7,612,429
Freddie Mac Gold Pool G08676
3.50%	11/01/45	24,136,307	24,585,808
Freddie Mac Gold Pool G08681
3.50%	12/01/45	16,334,859	16,639,070
Freddie Mac Gold Pool G08698
3.50%	03/01/46	837	851
Freddie Mac Gold Pool G08710
3.00%	06/01/46	96,442,790	95,877,209
Freddie Mac Gold Pool G08711
3.50%	06/01/46	6,953,237	7,053,134

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool G08715
3.00%	08/01/46	$130,337,000	$129,572,649
Freddie Mac Gold Pool G08721
3.00%	09/01/46	13,283,592	13,205,691
Freddie Mac Gold Pool G08722
3.50%	09/01/46	31,335,120	31,785,312
Freddie Mac Gold Pool G08726
3.00%	10/01/46	141,391,332	140,562,154
Freddie Mac Gold Pool G08727
3.50%	10/01/46	27,204,142	27,594,984
Freddie Mac Gold Pool G08732
3.00%	11/01/46	86,828,904	86,319,703
Freddie Mac Gold Pool G08741
3.00%	01/01/47	55,013,706	54,691,083
Freddie Mac Gold Pool G08742
3.50%	01/01/47	43,604,919	44,231,391
Freddie Mac Gold Pool G08747
3.00%	02/01/47	19,417,770	19,303,896
Freddie Mac Gold Pool G08757
3.50%	04/01/47	16,011,922	16,248,298
Freddie Mac Gold Pool G08758
4.00%	04/01/47	12,529	12,984
Freddie Mac Gold Pool G08762
4.00%	05/01/47	12,692,501	13,123,642
Freddie Mac Gold Pool G08779
3.50%	09/01/47	62,671	63,224
Freddie Mac Gold Pool G08784
3.50%	10/01/47	54,589	55,137
Freddie Mac Gold Pool G08792
3.50%	12/01/47	46,823	47,293
Freddie Mac Gold Pool G08826
5.00%	06/01/48	9,943,786	10,468,413
Freddie Mac Gold Pool G08833
5.00%	07/01/48	6,209,390	6,536,993
Freddie Mac Gold Pool G08838
5.00%	09/01/48	3,305,479	3,500,614
Freddie Mac Gold Pool G08840
5.00%	08/01/48	931,252	982,656
Freddie Mac Gold Pool G08843
4.50%	10/01/48	7,234,503	7,540,575
Freddie Mac Gold Pool G08844
5.00%	10/01/48	8,615,226	9,069,759
Freddie Mac Gold Pool G08848
4.50%	11/01/48	1,341,315	1,397,408
Freddie Mac Gold Pool G08849
5.00%	11/01/48	3,427,001	3,627,728
Freddie Mac Gold Pool G12824
6.00%	08/01/22	18,369	18,446
Freddie Mac Gold Pool G12909
6.00%	11/01/22	107,226	108,305
Freddie Mac Gold Pool G13032
6.00%	09/01/22	280	281
Freddie Mac Gold Pool G16085
2.50%	02/01/32	3,092,787	3,067,365
Freddie Mac Gold Pool G16502
3.50%	05/01/33	57,321	58,819

See accompanying Notes to Financial Statements.

203 / Annual Report March 2022

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool G16524
3.50%	05/01/33	$21,419,870	$22,017,650
Freddie Mac Gold Pool G16584
3.50%	08/01/33	3,167,765	3,250,564
Freddie Mac Gold Pool G16607
3.50%	09/01/33	32,216,846	33,150,198
Freddie Mac Gold Pool G16623
2.50%	09/01/32	24,532,436	24,324,443
Freddie Mac Gold Pool G16755
3.50%	02/01/34	30,400,660	31,291,491
Freddie Mac Gold Pool G16756
3.50%	01/01/34	2,961,802	3,047,608
Freddie Mac Gold Pool G18592
3.00%	03/01/31	21,854	22,124
Freddie Mac Gold Pool G18596
3.00%	04/01/31	25,330,449	25,705,188
Freddie Mac Gold Pool G18691
3.00%	06/01/33	9,153,918	9,259,824
Freddie Mac Gold Pool G18692
3.50%	06/01/33	12,740,475	13,097,022
Freddie Mac Gold Pool G18713
3.50%	11/01/33	14,935,825	15,287,495
Freddie Mac Gold Pool G18716
3.50%	12/01/33	43,978	45,202
Freddie Mac Gold Pool G60023
3.50%	04/01/45	10,808,715	11,039,211
Freddie Mac Gold Pool G60080
3.50%	06/01/45	111,614,216	113,750,233
Freddie Mac Gold Pool G60138
3.50%	08/01/45	90,119,554	92,041,353
Freddie Mac Gold Pool G60238
3.50%	10/01/45	34,574,710	35,225,579
Freddie Mac Gold Pool G60344
4.00%	12/01/45	84,169	87,518
Freddie Mac Gold Pool G67700
3.50%	08/01/46	26,186,046	26,629,899
Freddie Mac Gold Pool G67703
3.50%	04/01/47	265,607,114	270,109,155
Freddie Mac Gold Pool G67706
3.50%	12/01/47	133,821,082	136,047,531
Freddie Mac Gold Pool G67707
3.50%	01/01/48	345,338,817	351,364,562
Freddie Mac Gold Pool G67708
3.50%	03/01/48	303,070,900	306,500,102
Freddie Mac Gold Pool G67709
3.50%	03/01/48	226,819,561	229,789,400
Freddie Mac Gold Pool G67710
3.50%	03/01/48	190,549,661	192,473,159
Freddie Mac Gold Pool G67711
4.00%	03/01/48	57,140,871	59,207,616
Freddie Mac Gold Pool G67713
4.00%	06/01/48	507,572	525,957
Freddie Mac Gold Pool G67714
4.00%	07/01/48	84,880	87,859
Freddie Mac Gold Pool G67717
4.00%	11/01/48	70,352,890	72,822,560

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool H00790
5.50%	05/01/37	$4,233	$4,562
Freddie Mac Gold Pool H05069
5.50%	05/01/37	121,835	131,270
Freddie Mac Gold Pool Q05804
4.00%	01/01/42	24,353,886	25,617,492
Freddie Mac Gold Pool U99097
3.50%	07/01/43	34,020,044	35,006,460
Freddie Mac Gold Pool V62078
3.50%	08/01/33	3,180,018	3,279,135
Freddie Mac Gold Pool V62129
3.50%	08/01/33	7,811,042	8,030,476
Freddie Mac Gold Pool V80356
3.50%	08/01/43	24,034,495	24,542,709
Freddie Mac Pool RB5077
2.00%	10/01/40	105,725,592	99,638,800
Freddie Mac Pool RE6029
3.00%	02/01/50	4,585,542	4,452,511
Freddie Mac Pool SD7502
3.50%	07/01/49	8,400,811	8,463,167
Freddie Mac Pool SD7503
3.50%	08/01/49	18,568,834	18,751,750
Freddie Mac Pool SD7511
3.50%	01/01/50	18,741,813	18,926,433
Freddie Mac Pool ZA5103
3.50%	12/01/47	152,004	153,414
Freddie Mac Pool ZA5128
3.50%	12/01/47	428,692	434,020
Freddie Mac Pool ZM1779
3.00%	09/01/46	14,381,588	14,287,026
Freddie Mac Pool ZM2285
3.00%	12/01/46	16,727,484	16,617,498
Freddie Mac Pool ZS4693
3.00%	12/01/46	16,741,074	16,630,999
Freddie Mac Pool ZS4768
3.50%	05/01/48	1,195,945	1,205,203
Freddie Mac Pool ZT0277
3.50%	10/01/46	1,837,910	1,866,497
Freddie Mac Pool ZT1403
3.50%	11/01/33	17,625,061	18,066,954
Freddie Mac REMICS,
Series 1980, Class Z
7.00%	07/15/27	37,602	40,553
Freddie Mac REMICS,
Series 1983, Class Z
6.50%	12/15/23	7,347	7,632
Freddie Mac REMICS,
Series 2098, Class TZ
6.00%	01/15/28	162,253	171,137
Freddie Mac REMICS,
Series 2174, Class PN
6.00%	07/15/29	8,943	9,496
Freddie Mac REMICS,
Series 2313, Class LA
6.50%	05/15/31	4,262	4,605

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 204

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac REMICS,
Series 2433, Class SA
(-2.60 X LIBOR USD 1-Month plus 20.93%, 20.93% Cap)
19.90%	02/15/32[2]	$5,194	$6,988
Freddie Mac REMICS,
Series 2481, Class AW
6.50%	08/15/32	15,668	16,490
Freddie Mac REMICS,
Series 3019, Class SW (IO)
(-1.00 X LIBOR USD 1-Month plus 7.20%, 7.20% Cap)
6.80%	08/15/35[2]	761,506	150,703
Freddie Mac REMICS,
Series 3063, Class YG
5.50%	11/15/35	1,949,528	2,082,333
Freddie Mac REMICS,
Series 3300, Class SA (IO)
(-1.00 X LIBOR USD 1-Month plus 7.20%, 7.20% Cap)
6.80%	08/15/35[2]	336,679	49,967
Freddie Mac REMICS,
Series 3752, Class XL
4.50%	11/15/40	32,633,325	33,987,083
Freddie Mac REMICS,
Series 3891, Class HS (IO)
(-1.00 X LIBOR USD 1-Month plus 5.95%, 5.95% Cap)
5.55%	07/15/41[2]	4,051,809	288,588
Freddie Mac REMICS,
Series 3904, Class JB
4.50%	08/15/41	7,828,088	8,265,762
Freddie Mac REMICS,
Series 3925, Class LB
4.50%	09/15/41	9,215,000	10,070,034
Freddie Mac REMICS,
Series 3928, Class JD
4.00%	09/15/41	24,023,941	24,571,005
Freddie Mac REMICS,
Series 4102, Class TC
2.50%	09/15/41	8,577,738	8,554,603
Freddie Mac REMICS,
Series 4161, Class BA
2.50%	12/15/41	13,410,965	13,363,179
Freddie Mac REMICS,
Series 4656, Class EZ
4.00%	02/15/47	189,885	199,521
Freddie Mac REMICS,
Series 4818, Class CA
3.00%	04/15/48	1,439,839	1,413,104
Freddie Mac REMICS,
Series 4846, Class PA
4.00%	06/15/47	306,368	311,133
Freddie Mac REMICS,
Series 4852, Class CA
4.00%	11/15/47	12,610,369	12,660,291
Freddie Mac REMICS,
Series 4860, Class BH
3.50%	10/15/48	3,260,867	3,291,725

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac REMICS,
Series 4860, Class PA
3.50%	02/15/49	$3,132,428	$3,143,322
Freddie Mac REMICS,
Series 4879, Class BC
3.00%	04/15/49	826,497	851,670
Freddie Mac REMICS,
Series 4896, Class DA
3.00%	01/15/49	1,217,133	1,211,996
Freddie Mac REMICS,
Series 4937, Class MF
(LIBOR USD 1-Month plus 0.45%)
0.91%	12/25/49[2]	6,886,075	6,931,127
Freddie Mac Strips,
Series 309, Class PO (PO)
0.00%	08/15/43[11]	14,520,517	11,649,318
Freddie Mac Strips,
Series 319, Class F2
(LIBOR USD 1-Month plus 0.50%)
0.90%	11/15/43[2]	2,405,601	2,415,057
Ginnie Mae (TBA)
2.00%	04/20/52	407,350,000	387,481,679
2.50%	04/20/52	1,119,400,000	1,085,213,916
Ginnie Mae I Pool 782817
4.50%	11/15/39	10,774,785	11,660,025
Ginnie Mae I Pool AA5452
3.50%	07/15/42	90,098	91,708
Ginnie Mae II Pool 2631
7.00%	08/20/28	1,086	1,165
Ginnie Mae II Pool 3388
4.50%	05/20/33	2,349	2,480
Ginnie Mae II Pool 3427
4.50%	08/20/33	1,003	1,069
Ginnie Mae II Pool 3554
4.50%	05/20/34	927	987
Ginnie Mae II Pool 4058
5.00%	12/20/37	470	524
Ginnie Mae II Pool 4342
5.00%	01/20/39	773	841
Ginnie Mae II Pool 4520
5.00%	08/20/39	14,090	15,355
Ginnie Mae II Pool 5140
4.50%	08/20/41	30,439	32,429
Ginnie Mae II Pool 5175
4.50%	09/20/41	33,329	35,538
Ginnie Mae II Pool 5281
4.50%	01/20/42	9,469	10,087
Ginnie Mae II Pool 783591
4.50%	07/20/41	11,903	12,681
Ginnie Mae II Pool 80968
(US Treasury Yield Curve Rate T Note Constant Maturity 1-Year plus 1.50%)
1.63%	07/20/34[2]	7,998	8,200

See accompanying Notes to Financial Statements.

205 / Annual Report March 2022

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae II Pool 81267
(US Treasury Yield Curve Rate T Note Constant Maturity 1-Year plus 1.50%)
2.00%	03/20/35[2]	$10,255	$10,361
Ginnie Mae II Pool 81432
(US Treasury Yield Curve Rate T Note Constant Maturity 1-Year plus 1.50%)
1.63%	08/20/35[2]	14,812	15,250
Ginnie Mae II Pool 81497
(US Treasury Yield Curve Rate T Note Constant Maturity 1-Year plus 1.50%)
1.75%	10/20/35[2]	11,876	12,202
Ginnie Mae II Pool 8631
(US Treasury Yield Curve Rate T Note Constant Maturity 1-Year plus 1.50%)
2.00%	05/20/25[2]	1,686	1,712
Ginnie Mae II Pool 8644
(US Treasury Yield Curve Rate T Note Constant Maturity 1-Year plus 1.50%)
2.50%	06/20/25[2]	2,082	2,085
Ginnie Mae II Pool MA0627
4.50%	12/20/42	38,794	41,518
Ginnie Mae II Pool MA0701
4.50%	01/20/43	37,739	40,205
Ginnie Mae II Pool MA1157
3.50%	07/20/43	36,076	36,939
Ginnie Mae II Pool MA1997
4.50%	06/20/44	9,763	10,497
Ginnie Mae II Pool MA2374
5.00%	11/20/44	215,995	232,134
Ginnie Mae II Pool MA2756
4.50%	04/20/45	20,580	22,076
Ginnie Mae II Pool MA2828
4.50%	05/20/45	854,608	912,414
Ginnie Mae II Pool MA2894
4.50%	06/20/45	337,883	361,562
Ginnie Mae II Pool MA3036
4.50%	08/20/45	33,102	35,342
Ginnie Mae II Pool MA3309
3.00%	12/20/45	6,553	6,554
Ginnie Mae II Pool MA3456
4.50%	02/20/46	219,759	234,616
Ginnie Mae II Pool MA3521
3.50%	03/20/46	25,177,521	25,741,790
Ginnie Mae II Pool MA3524
5.00%	03/20/46	10,956	12,014
Ginnie Mae II Pool MA3597
3.50%	04/20/46	63,320,609	64,474,335
Ginnie Mae II Pool MA3600
5.00%	04/20/46	6,531,775	7,174,491
Ginnie Mae II Pool MA3662
3.00%	05/20/46	2,434,986	2,430,275
Ginnie Mae II Pool MA3663
3.50%	05/20/46	18,033,749	18,362,331
Ginnie Mae II Pool MA3665
4.50%	05/20/46	90,420	96,304

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae II Pool MA3666
5.00%	05/20/46	$3,342,394	$3,665,102
Ginnie Mae II Pool MA3738
4.50%	06/20/46	381,375	406,193
Ginnie Mae II Pool MA3739
5.00%	06/20/46	2,003,862	2,200,787
Ginnie Mae II Pool MA3805
4.50%	07/20/46	3,141,096	3,343,543
Ginnie Mae II Pool MA3806
5.00%	07/20/46	154,619	169,831
Ginnie Mae II Pool MA3873
3.00%	08/20/46	18,633,693	18,567,221
Ginnie Mae II Pool MA3876
4.50%	08/20/46	3,395,590	3,616,561
Ginnie Mae II Pool MA3877
5.00%	08/20/46	736,965	792,030
Ginnie Mae II Pool MA3937
3.50%	09/20/46	14,602,880	14,854,108
Ginnie Mae II Pool MA3939
4.50%	09/20/46	1,793,012	1,927,756
Ginnie Mae II Pool MA4003
3.00%	10/20/46	7,497,767	7,470,998
Ginnie Mae II Pool MA4006
4.50%	10/20/46	2,036,146	2,168,650
Ginnie Mae II Pool MA4007
5.00%	10/20/46	3,839,686	4,207,353
Ginnie Mae II Pool MA4069
3.50%	11/20/46	45,685,202	46,427,506
Ginnie Mae II Pool MA4071
4.50%	11/20/46	5,399,471	5,794,690
Ginnie Mae II Pool MA4072
5.00%	11/20/46	1,130,366	1,241,430
Ginnie Mae II Pool MA4126
3.00%	12/20/46	128,057,272	127,599,707
Ginnie Mae II Pool MA4127
3.50%	12/20/46	50,702,348	51,513,123
Ginnie Mae II Pool MA4129
4.50%	12/20/46	18,299,344	19,626,131
Ginnie Mae II Pool MA4196
3.50%	01/20/47	11,752	11,986
Ginnie Mae II Pool MA4198
4.50%	01/20/47	149,918	159,159
Ginnie Mae II Pool MA4199
5.00%	01/20/47	3,211,147	3,518,583
Ginnie Mae II Pool MA4264
4.50%	02/20/47	42,072,587	44,560,697
Ginnie Mae II Pool MA4265
5.00%	02/20/47	804,421	880,047
Ginnie Mae II Pool MA4324
5.00%	03/20/47	4,495,829	4,899,995
Ginnie Mae II Pool MA4382
3.50%	04/20/47	29,054,190	29,481,979
Ginnie Mae II Pool MA4384
4.50%	04/20/47	1,848,933	1,951,343
Ginnie Mae II Pool MA4385
5.00%	04/20/47	7,805,034	8,371,136

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 206

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae II Pool MA4453
4.50%	05/20/47	$97,028,511	$102,402,775
Ginnie Mae II Pool MA4454
5.00%	05/20/47	16,191,961	17,234,987
Ginnie Mae II Pool MA4510
3.50%	06/20/47	40,269	40,862
Ginnie Mae II Pool MA4511
4.00%	06/20/47	5,753,281	5,931,142
Ginnie Mae II Pool MA4512
4.50%	06/20/47	338,852	357,620
Ginnie Mae II Pool MA4513
5.00%	06/20/47	319,560	341,975
Ginnie Mae II Pool MA4586
3.50%	07/20/47	47,944,849	48,649,021
Ginnie Mae II Pool MA4588
4.50%	07/20/47	55,200	58,171
Ginnie Mae II Pool MA4589
5.00%	07/20/47	14,303,862	15,208,290
Ginnie Mae II Pool MA4652
3.50%	08/20/47	3,624,734	3,690,112
Ginnie Mae II Pool MA4655
5.00%	08/20/47	18,104,928	19,271,181
Ginnie Mae II Pool MA4719
3.50%	09/20/47	45,523,846	46,160,331
Ginnie Mae II Pool MA4720
4.00%	09/20/47	115,354	119,221
Ginnie Mae II Pool MA4722
5.00%	09/20/47	349,769	372,187
Ginnie Mae II Pool MA4781
5.00%	10/20/47	3,963,799	4,222,805
Ginnie Mae II Pool MA4836
3.00%	11/20/47	101,172,042	101,055,512
Ginnie Mae II Pool MA4837
3.50%	11/20/47	112,481,647	114,054,293
Ginnie Mae II Pool MA4838
4.00%	11/20/47	38,526,990	39,747,049
Ginnie Mae II Pool MA4840
5.00%	11/20/47	1,326,257	1,418,396
Ginnie Mae II Pool MA4900
3.50%	12/20/47	7,234,536	7,335,684
Ginnie Mae II Pool MA4901
4.00%	12/20/47	25,415,422	26,199,461
Ginnie Mae II Pool MA4961
3.00%	01/20/48	344,582	343,199
Ginnie Mae II Pool MA4963
4.00%	01/20/48	42,354,017	43,660,594
Ginnie Mae II Pool MA5078
4.00%	03/20/48	64,882	67,227
Ginnie Mae II Pool MA5137
4.00%	04/20/48	13,894,010	14,267,430
Ginnie Mae II Pool MA5399
4.50%	08/20/48	3,207,619	3,330,635
Ginnie Mae II Pool MA5466
4.00%	09/20/48	5,627,468	5,771,679
Ginnie Mae II Pool MA5467
4.50%	09/20/48	29,750	30,957

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae II Pool MA5528
4.00%	10/20/48	$25,799,695	$26,454,801
Ginnie Mae II Pool MA5530
5.00%	10/20/48	5,063,879	5,280,039
Ginnie Mae II Pool MA5651
4.00%	12/20/48	9,296	9,592
Ginnie Mae II Pool MA6030
3.50%	07/20/49	11,150,932	11,064,572
Ginnie Mae II Pool MA6080
3.00%	08/20/49	1,964	1,924
Ginnie Mae II Pool MA6081
3.50%	08/20/49	4,214,654	4,182,013
Ginnie Mae II Pool MA6209
3.00%	10/20/49	3,921,395	3,835,387
Ginnie Mae II Pool MA6210
3.50%	10/20/49	2,073,416	2,054,766
Ginnie Mae,
Series 2003-86, Class ZK
5.00%	10/20/33	4,073,028	4,310,134
Ginnie Mae,
Series 2007-35, Class PY (IO)
(-1.00 X LIBOR USD 1-Month plus 6.75%, 6.75% Cap)
6.32%	06/16/37[2]	7,695,966	1,342,760
Ginnie Mae,
Series 2009-106, Class SD (IO)
(-1.00 X LIBOR USD 1-Month plus 6.25%, 6.25% Cap)
5.80%	03/20/36[2]	6,708,978	507,446
Ginnie Mae,
Series 2009-106, Class XI (IO)
(-1.00 X LIBOR USD 1-Month plus 6.80%, 6.80% Cap)
6.35%	05/20/37[2]	16,846,092	1,554,359
Ginnie Mae,
Series 2009-124, Class SC (IO)
(-1.00 X LIBOR USD 1-Month plus 6.48%, 6.48% Cap)
6.03%	12/20/39[2]	2,613,843	435,333
Ginnie Mae,
Series 2009-66, Class XS (IO)
(-1.00 X LIBOR USD 1-Month plus 6.80%, 6.80% Cap)
6.37%	07/16/39[2]	19,842	1,877
Ginnie Mae,
Series 2009-8, Class PS (IO)
(-1.00 X LIBOR USD 1-Month plus 6.30%, 6.30% Cap)
5.87%	08/16/38[2]	25,648	1,151
Ginnie Mae,
Series 2010-4, Class SL (IO)
(-1.00 X LIBOR USD 1-Month plus 6.40%, 6.40% Cap)
5.97%	01/16/40[2]	34,416	5,269
Ginnie Mae,
Series 2010-4, Class SM (IO)
(-1.00 X LIBOR USD 1-Month plus 5.80%, 5.80% Cap)
5.37%	01/16/40[2]	6,257,424	878,116
Ginnie Mae,
Series 2010-6, Class BS (IO)
(-1.00 X LIBOR USD 1-Month plus 6.50%, 6.50% Cap)
6.07%	09/16/39[2]	733,286	29,154

See accompanying Notes to Financial Statements.

207 / Annual Report March 2022

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae,
Series 2011-146, Class EI (IO)
5.00%	11/16/41	$85,450	$14,927
Ginnie Mae,
Series 2014-108, Class PA
2.63%	12/20/39	6,327,785	6,290,413
Ginnie Mae,
Series 2018-124, Class NW
3.50%	09/20/48	858,037	868,624
Ginnie Mae,
Series 2019-1, Class NP
3.50%	01/20/49	9,295,470	9,260,223
Ginnie Mae,
Series 2019-119, Class JE
3.00%	09/20/49	5,899,415	5,876,714
Ginnie Mae,
Series 2019-15, Class GT
3.50%	02/20/49	9,594,538	9,668,283
Ginnie Mae,
Series 2019-44, Class CA
3.50%	12/20/48	1,610,521	1,615,382
Ginnie Mae,
Series 2019-71, Class PT
3.00%	06/20/49	1,049,546	1,030,729
Ginnie Mae,
Series 2019-86, Class C
2.50%	03/20/49	12,553,692	12,304,777
Ginnie Mae,
Series 2019-90, Class HE
3.00%	07/20/49	9,907,992	9,670,138
UMBS (TBA)
2.00%	04/01/37	1,083,850,000	1,052,571,227
2.00%	04/01/52	872,100,000	809,081,461
2.00%	05/01/52	4,826,150,000	4,471,993,600
2.50%	04/01/37	850,250,000	840,256,961
2.50%	05/01/52	6,796,975,000	6,471,827,631
3.00%	04/01/52	537,775,000	526,095,199
3.00%	05/01/52	1,862,825,000	1,818,582,999

			25,045,155,530

Total Mortgage-Backed
(Cost $32,886,034,655)			32,301,493,307

MUNICIPAL BONDS — 0.67%*
California — 0.28%
California State University Revenue Bonds, University & College Improvements, Series B
2.14%	11/01/33	14,500,000	12,520,095
2.27%	11/01/34	23,510,000	20,769,547
City of San Francisco Public Utilities Commission Water Revenue Bonds, Series E
2.83%	11/01/41	16,645,000	14,978,854
Los Angeles Department of Airports Revenue Bonds, Port, Airport and Marina Improvements, Series A
5.00%	05/15/44	185,000	205,673

Issues	Maturity Date	Principal Amount	Value

MUNICIPAL BONDS (continued)
California (continued)
Los Angeles Department of Water & Power Power System Revenue Bonds, Electric Light & Power Improvements,
Series C
5.52%	07/01/27	$12,625,000	$14,129,266
Los Angeles Department of Water & Power Water System Revenue Bonds, Water Utility Improvements, Series SY
6.01%	07/01/39	350,000	436,957
Los Angeles Unified School District General Obligation Bonds, School Improvements, Series KR
5.75%	07/01/34	19,155,000	22,714,240
Los Angeles Unified School District General Obligation Bonds, School Improvements, Series RY
6.76%	07/01/34	12,165,000	15,459,185
Regents of the University of California Medical Center Pooled Revenue Bonds, Health, Hospital and Nursing Home Improvements, Series N
3.01%	05/15/50	57,945,000	50,818,515
3.26%	05/15/60	34,700,000	31,084,711
University of California, Taxable, College & University, Revenue Bonds, University & College Improvements, Series AP
3.93%	05/15/45	30,115,000	30,512,473

			213,629,516

Colorado — 0.03%
City & County of Denver Airport System Revenue Bonds,
Series C
2.39%	11/15/31	6,010,000	5,517,667
2.52%	11/15/32	8,450,000	7,756,017
2.62%	11/15/33	9,000,000	8,286,973
2.72%	11/15/34	5,000,000	4,616,864

			26,177,521

Michigan — 0.05%
University of Michigan Revenue Bonds, Taxable, Revenue Bonds, University & College Improvements, Series A
3.50%	04/01/52	38,445,000	39,164,467

New Jersey — 0.00%
Jersey City Municipal Utilities Authority Revenue Bonds, Water Utility Improvements, Series B
5.47%	05/15/27	350,000	373,164
New Jersey Turnpike Authority Revenue Bonds, Highway Revenue, Series F
3.73%	01/01/36	300,000	309,919

			683,083

New York — 0.29%
City of New York General Obligation Bonds, Public Improvements
4.77%	10/01/23	4,420,000	4,582,960
5.21%	10/01/31	6,420,000	7,070,860
5.52%	10/01/37	6,075,000	7,278,107
City of New York General Obligation Bonds, Public Improvements, Series A
3.00%	08/01/34	15,185,000	14,275,256

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 208

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

MUNICIPAL BONDS (continued)
New York (continued)
City of New York General Obligation Bonds, Public Improvements, Series F
3.62%	04/01/31	$3,145,000	$3,173,169
Metropolitan Transportation Authority Revenue Bonds, Transit Improvements, Series C2
5.18%	11/15/49	13,145,000	15,031,736
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Public Improvements
5.51%	08/01/37	25,000,000	29,910,945
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Public Improvements, Series A2
2.15%	05/01/25	430,000	421,676
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Public Improvements, Series B3
2.00%	08/01/35	4,055,000	3,197,735
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Public Improvements, Series D
2.40%	11/01/32	12,135,000	10,748,018
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Public Improvements, Series E
1.97%	02/01/33	3,090,000	2,600,208
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Public Improvements, Subseries C5
3.90%	05/01/31	15,000,000	15,284,395
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Public Improvements, Subseries FI
4.00%	08/01/33	6,450,000	6,599,915
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Public Improvements, Subseries SU
3.88%	08/01/31	3,135,000	3,192,997
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, School Improvements, Series G-3
5.27%	05/01/27	13,135,000	14,331,362
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Series G
2.45%	11/01/34	3,000,000	2,621,697
New York State Dormitory Authority Revenue Bonds, Series C
1.95%	03/15/29	7,895,000	7,222,726
New York State Dormitory Authority Revenue Bonds, University & College Improvements
5.29%	03/15/33	44,990,000	50,218,094
5.43%	03/15/39	21,400,000	25,012,348
New York State Dormitory Authority Revenue Bonds, University & College Improvements, Series A
4.00%	03/15/47	155,000	161,651
New York State Urban Development Corp. Revenue Bonds, Public Improvements
5.77%	03/15/39	150,000	168,858

			223,104,713

Issues	Maturity Date	Principal Amount	Value

MUNICIPAL BONDS (continued)
Texas — 0.02%
North Texas Tollway Authority Revenue Bonds
2.33%	01/01/33	$765,000	$705,033
2.43%	01/01/34	10,000,000	9,256,477
2.53%	01/01/35	8,000,000	7,432,204
Texas A&M University Revenue Bonds, University & College Improvements, Series B
2.69%	05/15/25	350,000	349,512

			17,743,226

Total Municipal Bonds
(Cost $545,700,629)			520,502,526

U.S. TREASURY SECURITIES — 32.05%
U.S. Treasury Bonds — 7.33%
U.S. Treasury Bonds
1.88%	11/15/51	129,779,000	113,881,072
2.00%	11/15/41	2,422,171,000	2,195,704,309
2.25%	05/15/41	1,195,219,000	1,130,934,206
2.25%	02/15/52	1,159,309,000	1,112,212,072
2.38%	02/15/42	1,034,670,000	998,860,723
U.S. Treasury Bonds - Treasury Inflation Indexed Bonds
0.13%	02/15/52[12]	128,376,016	133,315,180

			5,684,907,562

U.S. Treasury Notes — 24.72%
U.S. Treasury Notes
0.75%	12/31/23	1,171,495,000	1,141,269,515
0.88%	01/31/24	2,717,678,000	2,648,833,700
1.25%	12/31/26	619,911,000	585,828,727
1.50%	02/29/24[13]	4,682,875,000	4,615,192,846
1.50%	01/31/27	1,240,266,000	1,185,422,988
1.75%	03/15/25	802,535,000	785,956,232
1.88%	02/28/27	3,691,242,000	3,593,774,201
1.88%	02/15/32	418,606,000	402,090,687
2.25%	03/31/24	849,934,000	848,805,186
2.50%	03/31/27	3,343,769,000	3,351,736,566

			19,158,910,648

Total U.S. Treasury Securities
(Cost $25,274,018,366)			24,843,818,210

Total Bonds — 110.81%
(Cost $88,008,649,677)			85,886,203,765

Issues		Shares	Value

COMMON STOCK — 0.09%
Communications — 0.09%
Intelsat Emergence SA3,5,6,9
(Luxembourg)		2,394,859	71,845,770

Electric — 0.00%
Homer City Holdings LLC†,5,6,9,10,14		1,180,703	—

Total Common Stock
(Cost $145,415,216)			71,845,770

See accompanying Notes to Financial Statements.

209 / Annual Report March 2022

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues		Shares	Value

RIGHTS — 0.00%
Communications — 0.00%
Intelsat Jackson Holdings SA, Series A3,5,6,9
(Luxembourg)		250,803	$—
Intelsat Jackson Holdings SA, Series B3,5,6,9
(Luxembourg)		250,803	—

			—

Total Rights
(Cost $–)			—

Purchased Options - 0.01%
(Cost $34,465,201)			9,464,456

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS — 13.19%
Money Market Funds — 2.38%
Dreyfus Government Cash Management Fund
0.19%[15]		517,087,500	517,087,500
Fidelity Investments Money Market Funds - Government Portfolio
0.12%[15,16]		586,973,554	586,973,554
Morgan Stanley Institutional Liquidity Funds - Government Portfolio
0.23%[15]		742,223,500	742,223,500

			1,846,284,554

U.S. Agency Discount Notes — 6.14%
Federal Home Loan Bank
0.13%[17]	06/08/22	$500,000,000	499,425,970
0.13%[17]	06/15/22	500,000,000	499,366,915
0.24%[17]	08/08/22	250,000,000	249,198,643
0.55%[17]	08/15/22	1,000,000,000	997,042,650
0.45%[17]	08/29/22	500,000,000	498,136,865
0.66%[17]	09/15/22	500,000,000	497,605,985
0.99%[17]	10/05/22	200,000,000	198,854,932
1.04%[17]	06/14/24	746,595,000	722,774,289
1.20%[17]	12/23/24	173,195,000	167,179,638
1.61%[17]	09/04/24	218,955,000	215,598,685
1.61%[17]	09/04/24	218,700,000	214,481,767

			4,759,666,339

U.S. Treasury Bills — 4.67%
U.S. Treasury Bills
0.49%[17]	07/14/22	500,000,000	499,104,450
0.36%[17]	07/21/22	500,000,000	498,920,825
0.37%[17]	07/28/22	500,000,000	498,770,835
0.57%[17]	08/04/22	500,000,000	498,623,845
0.57%[17]	08/11/22	500,000,000	498,460,000
0.65%[17]	08/18/22	500,000,000	498,378,350
0.61%[17]	08/25/22	577,867,000	575,828,112

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS (continued)
U.S. Treasury Bills (continued)
0.65%[17]	09/01/22	$50,998,000	$50,800,765

			3,618,887,182

Total Short-Term Investments
(Cost $10,269,880,168)			10,224,838,075

Total Investments Before Written Options - 124.10%
(Cost $98,458,410,262)			96,192,352,066

Written Options - (0.37)%
(Cost $(158,157,572))			(290,863,292)

Net unrealized appreciation on unfunded commitments - 0.00%			7,880

Liabilities in Excess of Other Assets - (23.73)%			(18,394,667,443)

Net Assets - 100.00%			$77,506,829,211

[1]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[2]	Floating rate security. The rate disclosed was in effect at March 31, 2022.
[3]	Foreign denominated security issued by foreign domiciled entity.
[4]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[5]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[6]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $321,099,010, which is 0.41% of total net assets.
[7]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $247,735, at an interest rate of 4.00% and a maturity of July 31, 2028. The investment is not accruing an unused commitment fee.

[8]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $1,005,616, at an interest rate of 0.00% and a maturity of February 15, 2029. The investment is not accruing an unused commitment fee.

[9]	Non-income producing security.
[10]	Security is currently in default with regard to scheduled interest or principal payments.
[11]	Zero coupon bond. The rate shown is the effective yield as of March 31, 2022.
[12]	Inflation protected security. Principal amount reflects original security face amount.
[13]	All or a portion of this security’s market value is pledged as collateral for the reverse repurchase agreement.
[14]	Affiliated investment.
[15]	Represents the current yield as of March 31, 2022.
[16]	Securities, or a portion thereof, pledged as collateral for swaps. The total market value of collateral pledged is $29,229,572.
[17]	Represents annualized yield at date of purchase.
†

Fair valued security. The aggregate value of fair valued securities is $304,787,149, which is 0.39% of total net assets. Fair valued securities were not valued utilizing an independent quote but were valued pursuant to guidelines established by the Board of Trustees. See Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 210

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Bank Note

(CAD): Canadian Dollar

(CLO): Collateralized Loan Obligation

(EMTN): Euro Medium-Term Note

(EUR): Euro

(GBP): British Pound

(GMTN): Global Medium-Term Note

(IO): Interest Only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-Term Note

(PO): Principal Only

(S&P): Standard & Poor’s

(SOFR): Secured Overnight Financing Rate

(STEP): Step Coupon Bond

(TBA): To-Be-Announced

(USD): U.S. Dollar

Currency to be Purchased	Currency to be Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

FOREIGN CURRENCY EXCHANGE CONTRACT
CAD 1,131,304,000	USD 886,984,202	Citigroup Global Markets, Inc.	04/08/22	$18,710,809
EUR 148,673,000	USD 163,976,026	Goldman Sachs International	04/08/22	1,484,133
USD 168,138,805	EUR 148,673,000	Goldman Sachs International	04/08/22	2,678,646
USD 325,243,890	GBP 241,765,000	Goldman Sachs International	04/08/22	6,939,865

				29,813,453

GBP 241,765,000	USD 321,352,216	Goldman Sachs International	04/08/22	(3,048,191)
USD 883,919,876	CAD 1,131,304,000	Citigroup Global Markets, Inc.	04/08/22	(21,775,135)
USD 145,574,267	EUR 131,850,000	Goldman Sachs International	07/08/22	(1,740,532)
USD 196,402,201	GBP 149,974,000	Goldman Sachs International	07/08/22	(1,015,106)

				(27,578,964)

NET UNREALIZED APPRECIATION				$2,234,489

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)

FUTURES CONTRACTS: LONG POSITIONS
Three-Month Canadian Bankers’ Acceptance Futures	4,000	12/19/22	$777,310,756	$(7,563,448)	$(7,563,448)
U.S. Treasury Ultra Bond	3,771	06/21/22	667,938,375	(27,048,808)	(27,048,808)
U.S. Treasury Ten-Year Note	3,000	06/21/22	368,625,000	(2,675,981)	(2,675,981)
U.S. Treasury Two-Year Note	595	06/30/22	126,093,516	(1,531,222)	(1,531,222)

			1,939,967,647	(38,819,459)	(38,819,459)

FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Ten-Year Ultra Bond	323	06/21/22	(43,756,406)	(245,345)	(245,345)
U.S. Treasury Five-Year Note	108	06/30/22	(12,386,250)	286,630	286,630

			(56,142,656)	41,285	41,285

TOTAL FUTURES CONTRACTS			$1,883,824,991	$(38,778,174)	$(38,778,174)

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Implied Credit Spread at 03/31/22[1]	Counterparty	Expiration Date	Notional Amount (000’s)[2]	Value[3]	Premiums Paid	Unrealized Appreciation

SWAPS: CREDIT DEFAULT (SALES) - SINGLE ISSUES OTC[4]
1011778 BC ULC/New Red				Credit Suisse
Finance, Inc., 4.00%, due				First Boston
10/15/30[5]	5.00%	3 Months	120	International	06/20/23	$ 20,000	$947,503	$805,678	$141,826
				Credit Suisse
Berry Global, Inc., 5.63%, due				First Boston
07/15/27	5.00%	3 Months	175	International	12/20/23	60,665	3,381,654	3,209,172	172,481

TOTAL							$4,329,157	$4,014,850	$314,307

See accompanying Notes to Financial Statements.

211 / Annual Report March 2022

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2022

[1]

An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swaps on corporate issues as of year end serve as an indicator of the current status of the payment performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

[2]

The maximum potential amount for the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices are resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of year end. Increasing values (buy protection) or decreasing values (sell protection), when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

[4]

If the Fund is a seller of protection and credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection the amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

[5]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

Description	Number of contracts	Exercise Price	Expiration Date	Notional Amount	Value

PURCHASED CALL OPTIONS EXCHANGE TRADED
90-Day Euro Dollar Futures	16,595	$98.00	12/19/22	$121,151,797	$7,467,750
IMM Eurodollar 1-Year MIDCV Future Options	10,533	98.38	09/16/22	76,532,778	855,806
IMM Eurodollar 1-Year MIDCV Future Options	22,818	98.75	09/16/22	1,105,303,920	1,140,900

TOTAL PURCHASED OPTIONS				$1,302,988,495	$9,464,456

Description	Number of contracts	Exercise Price	Expiration Date	Notional Amount	Value

WRITTEN CALL OPTIONS EXCHANGE TRADED
IMM Eurodollar 1-Year MIDCV Future Options	51,790	$99.00	09/16/22	$(2,257,836,840)	$(1,942,125)
90-Day Euro Dollar Futures	16,595	98.25	12/19/22	(121,151,797)	(5,185,938)
IMM Eurodollar 2-Year MIDCV Future Options	13,524	97.63	12/16/22	(822,385,988)	(9,297,750)
IMM Eurodollar 2-Year MIDCV Future Options	26,275	97.88	12/16/22	(1,597,766,328)	(12,316,406)

				(4,799,140,953)	(28,742,219)

WRITTEN PUT OPTIONS EXCHANGE TRADED
90-Day Euro Dollar Futures	16,595	$97.25	12/19/22	$(121,151,796)	$(16,387,563)
IMM Eurodollar 1-Year MIDCV Future Options	64,196	97.63	09/16/22	(310,965,424)	(138,021,400)
IMM Eurodollar 2-Year MIDCV Future Options	39,799	97.38	12/16/22	(2,420,152,316)	(46,515,081)

				(2,852,269,536)	(200,924,044)

TOTAL WRITTEN OPTIONS				$(7,651,410,489)	$(229,666,263)

				Received by the Fund		Paid by the Fund
Description	Counterparty	Purchase Date	Maturity Date	Rate	Frequency	Rate	Frequency	Notional Amount (000’s)	Value	Premiums (Received)	Unrealized (Depreciation)

WRITTEN PUT SWAPTIONS
Option to enter into a 2-year Interest Rate Swap	Citigroup Global Markets, Inc.	03/08/22	06/08/22	1.95%	Semi-annually	3-month USD LIBOR	Quarterly	$712,510	$(11,018,468)	$(2,137,530)	$(8,880,938)
Option to enter into a 2-year Interest Rate Swap	Goldman Sachs International	03/08/22	06/08/22	1.95%	Semi-annually	3-month USD LIBOR	Quarterly	$944,800	$(14,610,671)	$(2,834,400)	$(11,776,271)
Option to enter into a 2-year Interest Rate Swap	JPMorgan Chase	03/08/22	06/08/22	1.95%	Semi-annually	3-month USD LIBOR	Quarterly	$1,300,000	$(20,103,590)	$(4,015,050)	$(16,088,540)

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 212

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2022

				Received by the Fund		Paid by the Fund
Description	Counterparty	Purchase Date	Maturity Date	Rate	Frequency	Rate	Frequency	Notional Amount (000’s)	Value	Premiums (Received)	Unrealized (Depreciation)
Option to enter into a 2-year Interest Rate Swap	Morgan Stanley	03/08/22	06/08/22	1.95%	Semi- annually	3-month USD LIBOR	Quarterly	$1,000,000	$(15,464,300)	$(3,112,500)	$(12,351,800)

TOTAL WRITTEN SWAPTIONS								$3,957,310	$(61,197,029)	$(12,099,480)	$(49,097,549)

Counterparty	Interest Rate	Trade Date	Maturity Date	Repurchase Amount	Principal Amount	Value
REVERSE REPURCHASE AGREEMENTS
Bank of America N.A.	(2.200)%	03/31/22	04/01/22	$(986,189,729)	$(986,250,000)	$(986,250,000)
Barclays Bank PLC	(0.070)%	03/15/22	04/01/22	(1,989,938,089)	(1,990,000,000)	(1,990,000,000)
JPMorgan Chase	(2.200)%	03/31/22	04/01/22	(987,439,653)	(987,500,000)	(987,500,000)

TOTAL REVERSE REPURCHASE AGREEMENTS						$(3,963,750,000)

		Received by the Fund		Paid by the Fund
Description	Maturity Date	Rate	Frequency	Rate	Frequency	Notional Amount (000’s)	Value	Premiums Paid	Unrealized Appreciation (Depreciation)

SWAPS: INTEREST RATE
Interest Rate Swap[1]	12/07/53	3-month USD LIBOR	Quarterly	1.74%	Semi-annually	$186,740	$19,272,035	$—	$19,272,035
Interest Rate Swap[1]	07/24/53	3-month USD LIBOR	Quarterly	1.81%	Semi-annually	85,605	8,144,032	—	8,144,032
Interest Rate Swap[1]	07/24/53	3-month USD LIBOR	Quarterly	1.77%	Semi-annually	171,210	17,535,722	—	17,535,722
Interest Rate Swap[1]	07/24/53	3-month USD LIBOR	Quarterly	1.79%	Semi-annually	126,690	12,646,158	—	12,646,158
Interest Rate Swap[1]	09/28/53	3-month USD LIBOR	Quarterly	1.87%	Semi-annually	190,870	15,173,573	—	15,173,573
Interest Rate Swap[1]	12/07/25	1.69%	Semi-annually	3-month USD LIBOR	Quarterly	2,227,980	(44,838,989)	—	(44,838,989)
Interest Rate Swap[1]	07/24/25	1.07%	Semi-annually	3-month USD LIBOR	Quarterly	1,024,820	(35,454,775)	—	(35,454,775)
Interest Rate Swap[1]	07/24/25	1.03%	Semi-annually	3-month USD LIBOR	Quarterly	2,049,640	(72,713,028)	—	(72,713,028)
Interest Rate Swap[1]	07/24/25	1.03%	Semi-annually	3-month USD LIBOR	Quarterly	1,515,880	(53,550,432)	—	(53,550,432)
Interest Rate Swap[1]	09/28/25	1.39%	Semi-annually	3-month USD LIBOR	Quarterly	2,236,795	(60,945,059)	—	(60,945,059)

TOTAL SWAPS CONTRACTS						$9,816,230	$(194,730,763)	$—	$(194,730,763)

[1]	Centrally cleared.

See accompanying Notes to Financial Statements.

213 / Annual Report March 2022

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

BONDS – 97.08%
ASSET-BACKED SECURITIES — 7.20%**
Barings CLO Ltd.,
Series 2013-IA, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.80%)
1.05%	01/20/28[1,2,3]	$1,069,323	$1,063,612
BSPRT Issuer Ltd.,
Series 2019-FL5, Class A
(Cayman Islands)
(LIBOR USD 1-Month plus 1.15%)
1.55%	05/15/29[1,2,3]	1,149,642	1,146,823
Canyon Capital CLO Ltd.,
Series 2021-1A, Class X
(Cayman Islands)
(LIBOR USD 3-Month plus 0.80%)
1.04%	04/15/34[1,2,3]	525,000	523,231
CLNC Ltd.,
Series 2019-FL1, Class A
(Cayman Islands)
(SOFR30A plus 1.36%)
1.41%	08/20/35[1,2,3]	1,098,261	1,089,514
Educational Funding of the South, Inc.,
Series 2011-1, Class A2
(LIBOR USD 3-Month plus 0.65%)
0.91%	04/25/35[2]	511,339	509,481
FS Rialto,
Series 2019-FL1, Class A
(Cayman Islands)
(LIBOR USD 1-Month plus 1.20%)
1.63%	12/16/36[1,2,3]	654,305	645,765
Higher Education Funding I,
Series 2014-1, Class A
(LIBOR USD 3-Month plus 1.05%)
1.55%	05/25/34[1,2]	184,357	184,569
Invitation Homes Trust,
Series 2018-SFR2, Class B
(LIBOR USD 1-Month plus 1.08%)
1.48%	06/17/37[1,2]	999,843	992,857
LCM 29 Ltd.,
Series 29A, Class XR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.80%)
1.04%	04/15/31[1,2,3]	613,636	609,727
LoanCore Issuer Ltd.,
Series 2018-CRE1, Class A
(Cayman Islands)
(LIBOR USD 1-Month plus 1.13%)
1.53%	05/15/28[1,2,3]	469,025	468,405
LoanCore Issuer Ltd.,
Series 2018-CRE1, Class AS
(Cayman Islands)
(LIBOR USD 1-Month plus 1.50%)
1.90%	05/15/28[1,2,3]	1,010,000	1,006,190
MF1 Ltd.,
Series 2020-FL4, Class A
(CME Term SOFR 1-Month plus 1.81%)
2.14%	11/15/35[1,2]	485,000	480,883

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Navient Private Education Refi Loan Trust,
Series 2021-CA, Class A
1.06%	10/15/69[1]	$1,242,816	$1,182,495
Nelnet Student Loan Trust,
Series 2012-5A, Class A
(LIBOR USD 1-Month plus 0.60%)
1.06%	10/27/36[1,2]	264,337	260,062
Octagon Investment Partners XIV Ltd.,
Series 2012-1A, Class AARR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.95%)
1.19%	07/15/29[1,2,3]	675,000	671,427
OHA Credit Funding 2 Ltd.,
Series 2019-2A, Class XR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.80%)
1.06%	04/21/34[1,2,3]	156,250	155,816
Palmer Square Loan Funding Ltd.,
Series 2020-1A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 0.80%)
1.28%	02/20/28[1,2,3]	495,914	493,434
Palmer Square Loan Funding Ltd.,
Series 2021-2A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 0.80%)
1.28%	05/20/29[1,2,3]	580,442	576,187
Progress Residential Trust,
Series 2020-SFR2, Class A
2.08%	06/17/37[1]	884,000	846,244
SLM Student Loan Trust,
Series 2003-10A, Class A3
(LIBOR USD 3-Month plus 0.47%)
1.30%	12/15/27[1,2]	29,562	29,556
SLM Student Loan Trust,
Series 2003-14, Class A6
(LIBOR USD 3-Month plus 0.30%)
0.56%	07/25/25[2]	94,137	93,906
SLM Student Loan Trust,
Series 2007-8, Class A4
(LIBOR USD 3-Month plus 0.47%)
0.73%	01/26/26[2]	51,667	51,572
SLM Student Loan Trust,
Series 2013-4, Class A
(LIBOR USD 1-Month plus 0.55%)
1.01%	06/25/43[2]	106,721	105,014
Tricon American Homes Trust,
Series 2017-SFR2, Class A
2.93%	01/17/36[1]	1,050,647	1,043,299

Total Asset-Backed Securities (Cost $14,386,730)			14,230,069

CORPORATES — 26.04%*

Banking — 9.76%
Bank of America Corp.
2.88%	04/24/23[4]	3,600,000	3,601,125

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 214

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Banking (continued)
Credit Suisse Group AG
(Switzerland)
2.59%	09/11/25[1,3,4]	$235,000	$226,797
3.80%	06/09/23[3]	580,000	585,626
DNB Bank ASA
(Norway)
0.86%	09/30/25[1,3,4]	715,000	677,681
HSBC Holdings PLC
(United Kingdom)
0.98%	05/24/25[3,4]	1,000,000	949,191
(LIBOR USD 3-Month plus 1.00%)
1.49%	05/18/24[2,3]	795,000	796,517
ING Groep NV
(Netherlands)
3.87%	03/28/26[3,4]	510,000	512,741
JPMorgan Chase & Co.
3.21%	04/01/23[4]	2,400,000	2,401,246
Lloyds Banking Group PLC
(United Kingdom)
2.91%	11/07/23[3,4]	1,345,000	1,347,292
3.51%	03/18/26[3,4]	200,000	199,083
Macquarie Group Ltd.
(Australia)
1.20%	10/14/25[1,3,4]	850,000	804,099
3.19%	11/28/23[1,3,4]	380,000	380,724
Morgan Stanley
(GMTN)
3.13%	01/23/23	2,350,000	2,371,596
NatWest Group PLC
(United Kingdom)
3.50%	05/15/23[3,4]	1,000,000	1,001,449
Santander UK Group Holdings PLC
(United Kingdom)
3.37%	01/05/24[3,4]	1,600,000	1,605,484
4.80%	11/15/24[3,4]	425,000	434,860
UBS AG
(Switzerland)
0.70%	08/09/24[1,3]	610,000	578,474
Wells Fargo & Co.
(MTN)
3.75%	01/24/24	805,000	820,062

			19,294,047

Communications — 1.21%
Qwest Corp.
7.25%	09/15/25	400,000	437,000
SES SA
(Luxembourg)
3.60%	04/04/23[1,3]	600,000	603,516
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint
Spectrum Co. III LLC
4.74%	03/20/25[1]	1,110,000	1,133,788
5.15%	03/20/28[1]	200,000	210,790

			2,385,094

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Consumer Discretionary — 1.51%
GSK Consumer Healthcare Capital UK PLC
(United Kingdom)
3.13%	03/24/25[1,3]	$815,000	$812,982
Imperial Brands Finance PLC
(United Kingdom)
3.75%	07/21/22[1,3]	945,000	948,117
Pernod Ricard SA
(France)
4.25%	07/15/22[1,3]	600,000	604,329
Reynolds American, Inc.
4.85%	09/15/23	600,000	615,014

			2,980,442

Electric — 1.27%
Alliant Energy Finance LLC
3.75%	06/15/23[1]	725,000	733,472
American Electric Power Co., Inc.
2.03%	03/15/24	620,000	609,853
Dominion Energy, Inc.,
Series B
2.75%	09/15/22	350,000	350,798
NextEra Energy Capital Holdings, Inc.
2.94%	03/21/24	825,000	825,435

			2,519,558

Energy — 1.00%
Energy Transfer LP
5.95%	12/01/25	900,000	963,550
Southern Co. Gas Capital Corp.
3.88%	11/15/25	1,000,000	1,018,942

			1,982,492

Finance — 3.53%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
(Ireland)
3.15%	02/15/24[3]	510,000	502,231
Air Lease Corp.
2.25%	01/15/23	600,000	600,477
American Express Co.
2.25%	03/04/25	530,000	520,563
Avolon Holdings Funding Ltd.
(Cayman Islands)
2.53%	11/18/27[1,3]	383,000	339,005
Capital One Financial Corp.
1.34%	12/06/24[4]	610,000	592,107
Citigroup, Inc.
(LIBOR USD 3-Month plus 0.95%)
1.21%	07/24/23[2]	308,000	308,538
Goldman Sachs Group, Inc. (The)
1.22%	12/06/23	1,045,000	1,020,681
JPMorgan Chase & Co.
2.95%	02/24/28[4]	1,085,000	1,059,200
Morgan Stanley
2.48%	01/21/28[4]	655,000	624,890
Morgan Stanley
(MTN)
0.53%	01/25/24[4]	90,000	88,556

See accompanying Notes to Financial Statements.

215 / Annual Report March 2022

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Finance (continued)
Nationwide Building Society
(United Kingdom)
3.62%	04/26/23[1,3,4]	$540,000	$540,115
3.77%	03/08/24[1,3,4]	680,000	684,025
Park Aerospace Holdings Ltd.
(Cayman Islands)
4.50%	03/15/23[1,3]	100,000	100,760

			6,981,148

Health Care — 3.16%
AbbVie, Inc.
3.20%	11/06/22	600,000	604,684
3.25%	10/01/22	200,000	201,016
Baxter International, Inc.
0.87%	12/01/23[1]	615,000	595,595
Bayer U.S. Finance II LLC
2.20%	07/15/22[1]	600,000	600,000
3.88%	12/15/23[1]	1,140,000	1,152,390
CVS Health Corp.
3.50%	07/20/22	600,000	601,610
Dignity Health
3.13%	11/01/22	150,000	151,148
Fresenius U.S. Finance II, Inc.
4.50%	01/15/23[1]	585,000	592,605
Humana, Inc.
0.65%	08/03/23	610,000	595,309
3.15%	12/01/22	600,000	603,893
Viatris, Inc.
1.13%	06/22/22	550,000	549,974

			6,248,224

Industrials — 0.94%
Berry Global, Inc.
0.95%	02/15/24	635,000	608,066
Boeing Co. (The)
1.43%	02/04/24	375,000	362,977
General Electric Co.
(MTN)
(LIBOR USD 3-Month plus 0.38%)
0.70%	05/05/26[2]	142,000	139,810
Sydney Airport Finance Co. Pty Ltd.
(Australia)
3.90%	03/22/23[1,3]	750,000	758,934

			1,869,787

Information Technology — 0.91%
Netflix, Inc.
3.63%	06/15/25[1]	490,000	493,214
NXP BV/NXP Funding LLC
(Netherlands)
4.63%	06/01/23[1,3]	220,000	223,290
Skyworks Solutions, Inc.
0.90%	06/01/23	505,000	493,989
VMware, Inc.
1.00%	08/15/24	610,000	581,654

			1,792,147

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Insurance — 0.95%
Athene Global Funding
2.51%	03/08/24[1]	$135,000	$133,019
(SOFR Rate plus 0.70%)
0.91%	05/24/24[1,2]	500,000	493,794
Nationwide Mutual Insurance Co.
3.12%	12/15/24[1,4]	670,000	670,462
Trinity Acquisition PLC
(United Kingdom)
4.63%	08/15/23[3]	570,000	583,287

			1,880,562

Materials — 0.19%
International Flavors & Fragrances, Inc.
0.70%	09/15/22[1]	375,000	373,293

Real Estate Investment Trust (REIT) — 1.57%
American Campus Communities Operating Partnership LP
3.75%	04/15/23	672,000	677,952
GLP Capital LP/GLP Financing II, Inc.
5.38%	11/01/23	1,000,000	1,026,875
Kilroy Realty LP
3.45%	12/15/24	525,000	526,659
SL Green Operating Partnership LP
3.25%	10/15/22	870,000	870,323

			3,101,809

Transportation — 0.04%
Continental Airlines Pass-Through Trust,
Series 2007-1, Class A
5.98%	04/19/22	75,103	75,211
Northwest Airlines Pass-Through Trust,
Series 2001-1, Class A-1
7.04%	04/01/22	12,371	12,433

			87,644

Total Corporates (Cost $52,463,745)			51,496,247

MORTGAGE-BACKED — 35.51%**
Non-Agency Commercial Mortgage-Backed — 7.39%
AREIT Trust,
Series 2020-CRE4, Class A
(Cayman Islands)
(SOFR30A plus 2.73%)
2.78%	04/15/37[1,2,3]	153,483	153,435
Barclays Commercial Mortgage Securities Mortgage Trust,
Series 2017-C1, Class A2
3.19%	02/15/50	79,265	79,157
BXMT Ltd.,
Series 2020-FL2, Class A
(Cayman Islands)
(SOFR30A plus 1.01%)
1.06%	02/15/38[1,2,3]	575,000	572,167
CFCRE Commercial Mortgage Trust,
Series 2016-C4, Class ASB
3.09%	05/10/58	369,052	369,806

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 216

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Commercial Mortgage-Backed (continued)
Citigroup Commercial Mortgage Trust,
Series 2016-C2, Class A2
1.85%	08/10/49	$407,000	$402,569
Commercial Mortgage Trust,
Series 2013-CR9, Class ASB
3.83%	07/10/45	150,842	151,996
Commercial Mortgage Trust,
Series 2013-LC6, Class XA (IO)
1.26%	01/10/46[4]	2,416,840	10,325
Commercial Mortgage Trust,
Series 2014-CR20, Class A3
3.33%	11/10/47	451,628	449,563
DBWF Mortgage Trust,
Series 2018-AMXP, Class A
3.75%	05/05/35[1,4]	1,500,000	1,502,410
Great Wolf Trust,
Series 2019-WOLF, Class A
(LIBOR USD 1-Month plus 1.03%)
1.43%	12/15/36[1,2]	850,000	839,640
GS Mortgage Securities Trust,
Series 2012-ALOH, Class A
3.55%	04/10/34[1]	1,571,000	1,570,313
GS Mortgage Securities Trust,
Series 2013-GC14, Class A4
3.96%	08/10/46	706,454	704,584
Irvine Core Office Trust,
Series 2013-IRV, Class A1
2.07%	05/15/48[1]	252,381	252,616
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2012-C6, Class A3
3.51%	05/15/45	83,235	83,137
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2013-C16, Class A3
3.88%	12/15/46	597,228	597,722
LoanCore Issuer Ltd.,
Series 2019-CRE3, Class A
(Cayman Islands)
(LIBOR USD 1-Month plus 1.05%)
1.45%	04/15/34[1,2,3]	661,930	659,260
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C12, Class XA (IO)
0.57%	10/15/46[4]	2,680,822	16,381
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2014-C15, Class A3
3.77%	04/15/47	93,809	94,349
MSCG Trust,
Series 2018-SELF, Class A
(LIBOR USD 1-Month plus 0.90%)
1.30%	10/15/37[1,2]	1,300,000	1,290,545
SREIT Trust,
Series 2021-MFP, Class A
(LIBOR USD 1-Month plus 0.73%)
1.13%	11/15/38[1,2]	1,130,000	1,108,336

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Commercial Mortgage-Backed (continued)
VMC Finance LLC,
Series 2019-FL3, Class A
(LIBOR USD 1-Month plus 1.10%)
1.54%	09/15/36[1,2]	$273,976	$273,068
Wells Fargo Commercial Mortgage Trust,
Series 2017-SMP, Class A
(LIBOR USD 1-Month plus 0.88%)
1.27%	12/15/34[1,2]	1,100,000	1,085,869
Wells Fargo Commercial Mortgage Trust,
Series 2018-C47, Class A2
4.36%	09/15/61	868,000	883,934
WF-RBS Commercial Mortgage Trust,
Series 2012-C7, Class A2
3.43%	06/15/45	194,460	194,243
WF-RBS Commercial Mortgage Trust,
Series 2012-C9, Class XA (IO)
1.85%	11/15/45[1,4]	1,258,946	4,368
WF-RBS Commercial Mortgage Trust,
Series 2014-C19, Class A3
3.66%	03/15/47	1,258,287	1,258,964

			14,608,757

Non-Agency Mortgage-Backed — 8.39%
Aames Mortgage Investment Trust,
Series 2006-1, Class A4
(LIBOR USD 1-Month plus 0.56%)
1.02%	04/25/36[2]	51,754	51,689
Aames Mortgage Trust,
Series 2002-1, Class A3 (STEP-reset date 05/25/22)
7.40%	06/25/32	13,556	13,158
Adjustable Rate Mortgage Trust,
Series 2005-1, Class 1A1
2.72%	05/25/35[4]	21,901	21,429
Ajax Mortgage Loan Trust,
Series 2019-F, Class A1 (STEP-reset date 04/25/22)
2.86%	07/25/59[1]	183,607	181,437
Alternative Loan Trust,
Series 2004-J6, Class 2A1
6.50%	11/25/31	18,170	18,225
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass- Through Certificates,
Series 2005-R10, Class M3
(LIBOR USD 1-Month plus 0.68%)
1.13%	01/25/36[2]	616,147	610,980
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass- Through Certificates,
Series 2005-R9, Class M1
(LIBOR USD 1-Month plus 0.71%)
1.16%	11/25/35[2]	969,377	962,290
Banc of America Funding Trust,
Series 2003-2, Class 1A1
6.50%	06/25/32	2,701	2,667
Bear Stearns ALT-A Trust,
Series 2005-2, Class 1M1
(LIBOR USD 1-Month plus 0.75%)
1.21%	03/25/35[2]	173,515	173,206

See accompanying Notes to Financial Statements.

217 / Annual Report March 2022

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Citigroup Mortgage Loan Trust,
Series 2007-AMC4, Class A2D
(LIBOR USD 1-Month plus 0.27%)
0.73%	05/25/37[2]	$298,371	$285,971
Citigroup Mortgage Loan Trust, Inc.,
Series 2004-HYB1, Class A41
2.66%	02/25/34[4]	212	214
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-WFH4, Class M2
(LIBOR USD 1-Month plus 0.44%)
0.89%	11/25/36[2]	740,786	734,571
Countrywide Asset-Backed Certificates Trust,
Series 2005-11, Class MV3
(LIBOR USD 1-Month plus 0.80%)
1.25%	02/25/36[2]	35,335	35,323
Countrywide Asset-Backed Certificates Trust,
Series 2005-4, Class MV5
(LIBOR USD 1-Month plus 1.01%)
1.46%	10/25/35[2]	1,000,323	1,008,413
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2002-AR31, Class 4A2
2.25%	11/25/32[4]	17,089	17,025
DSLA Mortgage Loan Trust,
Series 2004-AR3, Class 2A2A
(LIBOR USD 1-Month plus 0.74%)
1.19%	07/19/442	82,702	79,344
Encore Credit Receivables Trust,
Series 2005-3, Class M4
(LIBOR USD 1-Month plus 0.90%)
1.36%	10/25/35[2]	1,250,000	1,251,354
First Franklin Mortgage Loan Trust,
Series 2005-FF8, Class M2
(LIBOR USD 1-Month plus 0.78%)
1.24%	09/25/35[2]	847,787	847,125
First Franklin Mortgage Loan Trust,
Series 2005-FF9, Class A1
(LIBOR USD 1-Month plus 0.58%)
1.04%	10/25/35[2]	308,408	308,708
First Franklin Mortgage Loan Trust,
Series 2006-FFH1, Class M1
(LIBOR USD 1-Month plus 0.56%)
1.01%	01/25/36[2]	776,032	759,064
GE Mortgage Services LLC,
Series 1998-HE1, Class A7
6.47%	06/25/28	1	1
GSAA Home Equity Trust,
Series 2005-MTR1, Class A4
(LIBOR USD 1-Month plus 0.74%)
1.20%	10/25/35[2]	222,490	222,719
GSAMP Trust,
Series 2005-HE5, Class M3
(LIBOR USD 1-Month plus 0.69%)
1.15%	11/25/35[2]	370,259	368,079

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
GSAMP Trust,
Series 2006-HE3, Class A2C
(LIBOR USD 1-Month plus 0.32%)
0.78%	05/25/46[2]	$382,796	$381,852
HomeBanc Mortgage Trust,
Series 2005-4, Class A1
(LIBOR USD 1-Month plus 0.54%)
1.00%	10/25/35[2]	188,917	189,041
HSI Asset Securitization Corp. Trust,
Series 2006-OPT1, Class M1
(LIBOR USD 1-Month plus 0.54%)
1.00%	12/25/35[2]	142,698	141,860
IndyMac Index Mortgage Loan Trust,
Series 2004-AR12, Class A1
(LIBOR USD 1-Month plus 0.78%)
1.24%	12/25/34[2]	284,222	237,831
IndyMac Index Mortgage Loan Trust,
Series 2004-AR6, Class 6A1
2.93%	10/25/34[4]	77,085	75,296
JPMorgan Mortgage Acquisition Trust,
Series 2007-CH4, Class A5
(LIBOR USD 1-Month plus 0.24%)
0.70%	05/25/37[2]	1,860,924	1,852,989
JPMorgan Mortgage Trust,
Series 2005-A2, Class 9A1
2.13%	04/25/35[4]	71,339	72,013
MASTR Adjustable Rate Mortgages Trust,
Series 2004-12, Class 5A1
2.61%	10/25/34[4]	89,836	89,836
MASTR Adjustable Rate Mortgages Trust,
Series 2007-1, Class I2A1
(LIBOR USD 1-Month plus 0.32%)
0.78%	01/25/47[2]	536,561	525,994
MASTR Asset-Backed Securities Trust,
Series 2005-OPT1, Class M3
(LIBOR USD 1-Month plus 0.69%)
1.15%	03/25/35[2]	261,250	261,449
MASTR Seasoned Securitization Trust,
Series 2004-1, Class 4A1
2.41%	10/25/32[4]	18,388	18,914
Merrill Lynch Mortgage Investors Trust,
Series 2003-A1, Class 2A
(LIBOR USD 12-Month plus 1.63%)
2.96%	12/25/32[2]	137,501	136,236
MortgageIT Trust,
Series 2005-1, Class 1A1
(LIBOR USD 1-Month plus 0.64%)
1.10%	02/25/35[2]	535,960	535,423
Nomura Resecuritization Trust,
Series 2014-8R, Class 2A1
3.00%	09/26/35[1,4]	218,363	217,795
Nomura Resecuritization Trust,
Series 2015-9R, Class 2A1 (STEP-reset date 05/26/22)
3.00%	05/25/36[1]	251,366	250,770

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 218

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Option One Mortgage Loan Trust Asset-Backed Certificates 2005-5,
Series 2005-5, Class M1
(LIBOR USD 1-Month plus 0.59%)
1.04%	12/25/35[2]	$388,222	$390,476
Park Place Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2005-WHQ3, Class M4
(LIBOR USD 1-Month plus 0.95%)
1.40%	06/25/35[2]	208,381	208,824
Residential Asset Mortgage Products Trust,
Series 2004-SL1, Class A2
8.50%	11/25/31	34,570	11
Residential Asset Securities Corp.,
Series 2006-KS3, Class M1
(LIBOR USD 1-Month plus 0.33%)
0.95%	04/25/36[2]	447,590	447,544
Residential Asset Securities Corp.,
Series 2006-KS7, Class A4
(LIBOR USD 1-Month plus 0.24%)
0.70%	09/25/36[2]	381,052	380,177
Residential Asset Securitization Trust,
Series 2004-IP2, Class 2A1
2.84%	12/25/34[4]	56,138	54,457
Soundview Home Loan Trust,
Series 2005-OPT1, Class M2
(LIBOR USD 1-Month plus 0.68%)
1.13%	06/25/35[2]	865,563	861,655
Soundview Home Loan Trust,
Series 2006-1, Class A4
(LIBOR USD 1-Month plus 0.60%)
1.06%	02/25/36[2]	141,806	141,946
Soundview Home Loan Trust,
Series 2006-OPT3, Class 2A3
(LIBOR USD 1-Month plus 0.34%)
0.80%	06/25/36[2]	152,507	152,439
Structured Asset Investment Loan Trust,
Series 2005-HE3, Class M1
(LIBOR USD 1-Month plus 0.72%)
1.18%	09/25/35[2]	257,587	256,100
Structured Asset Securities Corp. Mortgage Loan Trust,
Series 2006-EQ1A, Class A1
(LIBOR USD 1-Month plus 0.14%)
0.59%	07/25/36[1,2]	214,504	212,737
Structured Asset Securities Corp. Mortgage Loan Trust,
Series 2006-OPT1, Class A1
(LIBOR USD 1-Month plus 0.18%)
0.64%	04/25/36[2]	426,862	415,930
Terwin NIMs Trust,
Series 2004-13AL, Class 2PX (IO)
0.34%	08/25/34[1,5,6]	1,144,556	13,941
WaMu Mortgage Pass-Through Certificates,
Series 2002-AR6, Class A
(Federal Reserve US 12-Month Cumulative Average plus 1.40%)
1.54%	06/25/42[2]	10,101	9,876

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
WaMu Mortgage Pass-Through Certificates,
Series 2003-AR6, Class A1
2.57%	06/25/33[4]	$32,757	$32,442
WaMu Mortgage Pass-Through Certificates,
Series 2005-4, Class CB13
(LIBOR USD 1-Month plus 0.50%)
0.96%	06/25/35[2]	94,386	83,461

			16,602,307

U.S. Agency Commercial Mortgage-Backed — 2.71%
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K021, Class X1 (IO)
1.38%	06/25/22[4]	6,713,589	3,166
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series KJ24, Class A1
2.28%	05/25/26	74,433	74,696
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series KJ26, Class A1
2.14%	07/25/25	487,219	486,086
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series KJ28, Class A1
1.77%	02/25/25	147,409	146,756
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series KJ29, Class A1
0.74%	01/25/26	591,651	569,757
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series KJ31, Class A1
0.57%	05/25/26	727,301	700,171
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series KJ32, Class A1
0.52%	06/25/25	927,366	892,292
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series KJ34, Class A1
0.68%	06/25/26	619,176	581,271
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series KS07, Class X (IO)
0.64%	09/25/25[4]	3,413,082	74,088
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series Q004, Class AFL
(Federal Reserve US 12-Month Cumulative Average plus 0.74%)
0.88%	05/25/44[2]	133,823	133,830
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series Q010, Class APT1
2.61%	04/25/46[4]	80,569	82,488

See accompanying Notes to Financial Statements.

219 / Annual Report March 2022

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
U.S. Agency Commercial Mortgage-Backed (continued)
Ginnie Mae,
Series 2007-12, Class C
5.28%	04/16/41[4]	$72,774	$72,950
Ginnie Mae,
Series 2008-92, Class E
5.56%	03/16/44[4]	120,079	120,952
Ginnie Mae,
Series 2010-159, Class D
4.30%	09/16/44[4]	253,031	252,707
Ginnie Mae,
Series 2011-165, Class IO (IO)
0.00%	10/16/51[4]	2,752,947	99
Ginnie Mae,
Series 2011-58, Class C
3.87%	08/16/51[4]	87,135	87,398
Ginnie Mae,
Series 2011-92, Class C
3.74%	04/16/52[4]	1,054,072	1,038,275
Ginnie Mae,
Series 2012-135, Class IO (IO)
0.52%	01/16/53[4]	2,087,804	35,560

			5,352,542

U.S. Agency Mortgage-Backed — 17.02%
Fannie Mae Pool 254548
5.50%	12/01/32	60,176	65,946
Fannie Mae Pool 555098
(LIBOR USD 12-Month plus 1.51%)
1.76%	11/01/32[2]	11,202	11,208
Fannie Mae Pool 555424
5.50%	05/01/33	39,779	42,644
Fannie Mae Pool 567002
8.00%	05/01/23	1,250	1,260
Fannie Mae Pool 655133
7.00%	08/01/32	5,758	5,949
Fannie Mae Pool 655151
7.00%	08/01/32	4,886	4,961
Fannie Mae Pool 762525
6.50%	11/01/33	13,565	14,036
Fannie Mae Pool 770900
(LIBOR USD 12-Month plus 1.56%)
1.81%	04/01/34[2]	59,535	60,837
Fannie Mae Pool AD0538
6.00%	05/01/24	8,522	8,742
Fannie Mae Pool AE0443
6.50%	10/01/39	45,619	50,269
Fannie Mae Pool AL0851
6.00%	10/01/40	40,773	45,257
Fannie Mae Pool AM4580
3.43%	10/01/23	464,309	468,846
Fannie Mae REMICS,
Series 1993-80, Class S
(-1.22 X LIBOR USD 1-Month plus 10.88%, 10.88% Cap)
10.32%	05/25/23[2]	109	113

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS,
Series 2001-42, Class SB
(-16.00 X LIBOR USD 1-Month plus 128.00%, 8.50% Cap)
8.50%	09/25/31[2]	$763	$813
Fannie Mae REMICS,
Series 2001-60, Class OF
(LIBOR USD 1-Month plus 0.95%)
1.41%	10/25/31[2]	58,838	60,005
Fannie Mae REMICS,
Series 2002-30, Class FB
(LIBOR USD 1-Month plus 1.00%)
1.46%	08/25/31[2]	62,756	63,753
Fannie Mae REMICS,
Series 2003-124, Class TS
(-14.00 X LIBOR USD 1-Month plus 100.80%, 9.80% Cap)
9.80%	01/25/34[2]	8,472	8,683
Fannie Mae REMICS,
Series 2004-60, Class FW
(LIBOR USD 1-Month plus 0.45%)
0.91%	04/25/34[2]	182,469	183,273
Fannie Mae REMICS,
Series 2004-96, Class MT
(-17.50 X LIBOR USD 1-Month plus 125.13%, 7.00% Cap)
7.00%	12/25/34[2]	10,049	10,206
Fannie Mae REMICS,
Series 2005-73, Class DF
(LIBOR USD 1-Month plus 0.25%)
0.71%	08/25/35[2]	100,561	100,341
Fannie Mae REMICS,
Series 2007-68, Class SC (IO)
(-1.00 X LIBOR USD 1-Month plus 6.70%, 6.70% Cap)
6.24%	07/25/37[2]	61,717	10,348
Fannie Mae REMICS,
Series 2010-109, Class PF
(LIBOR USD 1-Month plus 0.40%)
0.86%	10/25/40[2]	40,878	41,074
Fannie Mae REMICS,
Series 2010-26, Class S (IO)
(-1.00 X LIBOR USD 1-Month plus 6.23%, 6.23% Cap)
5.77%	11/25/36[2]	234,993	37,465
Fannie Mae REMICS,
Series 2010-95, Class FB
(LIBOR USD 1-Month plus 0.40%)
0.86%	09/25/40[2]	57,207	57,689
Fannie Mae REMICS,
Series 2011-47, Class GF
(LIBOR USD 1-Month plus 0.57%)
1.03%	06/25/41[2]	791,176	798,296
Fannie Mae REMICS,
Series 2012-19, Class FP
(LIBOR USD 1-Month plus 0.50%)
0.96%	12/25/39[2]	26,969	26,969
Fannie Mae REMICS,
Series 2018-79, Class FA
(LIBOR USD 1-Month plus 0.25%)
0.71%	11/25/48[2]	52,116	51,739

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 220

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS,
Series 2019-79, Class FA
(LIBOR USD 1-Month plus 0.50%)
0.96%	01/25/50[2]	$110,687	$111,394
Fannie Mae REMICS,
Series 2020-10, Class FA
(LIBOR USD 1-Month plus 0.50%)
0.96%	03/25/50[2]	377,600	379,919
Freddie Mac REMICS,
Series 1526, Class L
6.50%	06/15/23	278	285
Freddie Mac REMICS,
Series 2368, Class AF
(LIBOR USD 1-Month plus 0.95%)
1.35%	10/15/31[2]	54,451	55,495
Freddie Mac REMICS,
Series 2733, Class FB
(LIBOR USD 1-Month plus 0.60%)
1.00%	10/15/33[2]	396,507	401,903
Freddie Mac REMICS,
Series 2990, Class LE
(LIBOR USD 1-Month plus 0.32%)
0.72%	10/15/34[2]	87,444	87,474
Freddie Mac REMICS,
Series 3085, Class FW
(LIBOR USD 1-Month plus 0.70%)
1.10%	08/15/35[2]	251,043	254,905
Freddie Mac REMICS,
Series 3300, Class FA
(LIBOR USD 1-Month plus 0.30%)
0.70%	08/15/35[2]	233,637	234,266
Freddie Mac REMICS,
Series 3325, Class NF
(LIBOR USD 1-Month plus 0.30%)
0.70%	08/15/35[2]	46,934	47,061
Freddie Mac REMICS,
Series 3792, Class DF
(LIBOR USD 1-Month plus 0.40%)
0.80%	11/15/40[2]	24,890	24,929
Freddie Mac REMICS,
Series 3845, Class FQ
(LIBOR USD 1-Month plus 0.25%)
0.65%	02/15/26[2]	2,213	2,212
Freddie Mac REMICS,
Series 3879, Class MF
(LIBOR USD 1-Month plus 0.35%)
0.75%	09/15/38[2]	2,404	2,404
Freddie Mac REMICS,
Series 3895, Class BF
(LIBOR USD 1-Month plus 0.50%)
0.90%	07/15/41[2]	154,435	156,084
Freddie Mac REMICS,
Series 3907, Class FM
(LIBOR USD 1-Month plus 0.35%)
0.75%	05/15/26[2]	30,465	30,536

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac REMICS,
Series 3940, Class PF
(LIBOR USD 1-Month plus 0.35%)
0.75%	05/15/40[2]	$5,639	$5,639
Freddie Mac REMICS,
Series 3946, Class FD
(LIBOR USD 1-Month plus 0.35%)
0.75%	04/15/41[2]	108,108	108,259
Freddie Mac REMICS,
Series 3946, Class FG
(LIBOR USD 1-Month plus 0.35%)
0.75%	10/15/39[2]	43,807	43,825
Freddie Mac Strips,
Series 263, Class F5
(LIBOR USD 1-Month plus 0.50%)
0.90%	06/15/42[2]	172,875	173,101
Ginnie Mae (TBA)
2.00%	04/20/52	1,050,000	998,787
2.50%	04/20/52	4,225,000	4,095,970
Ginnie Mae I Pool BW5284
3.55%	10/15/50	1,171,101	1,171,101
Ginnie Mae II Pool 80546
(US Treasury Yield Curve Rate T Note Constant Maturity 1-Year plus 1.50%)
1.75%	10/20/31[2]	5,676	5,812
Ginnie Mae II Pool 80610
(US Treasury Yield Curve Rate T Note Constant Maturity 1-Year plus 1.50%)
1.88%	06/20/32[2]	70,625	72,860
Ginnie Mae II Pool 80614
(US Treasury Yield Curve Rate T Note Constant Maturity 1-Year plus 1.50%)
1.63%	07/20/32[2]	6,974	7,157
Ginnie Mae II Pool 80687
(US Treasury Yield Curve Rate T Note Constant Maturity 1-Year plus 1.50%)
1.88%	04/20/33[2]	52,336	53,010
Ginnie Mae II Pool 8339
(US Treasury Yield Curve Rate T Note Constant Maturity 1-Year plus 1.50%)
1.75%	12/20/23[2]	3,019	3,032
Ginnie Mae II Pool 8684
(US Treasury Yield Curve Rate T Note Constant Maturity 1-Year plus 1.50%)
1.63%	08/20/25[2]	9,715	9,887
Ginnie Mae II Pool MA0331
(US Treasury Yield Curve Rate T Note Constant Maturity 1-Year plus 1.50%)
1.63%	08/20/42[2]	43,027	44,514
Ginnie Mae,
Series 2002-72, Class FB
(LIBOR USD 1-Month plus 0.40%)
0.85%	10/20/32[2]	57,410	57,602

See accompanying Notes to Financial Statements.

221 / Annual Report March 2022

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae,
Series 2002-72, Class FC
(LIBOR USD 1-Month plus 0.40%)
0.85%	10/20/32[2]	$84,686	$84,969
Ginnie Mae,
Series 2004-2, Class FW
(LIBOR USD 1-Month plus 1.40%)
1.63%	01/16/34[2]	329,088	335,505
Ginnie Mae,
Series 2009-92, Class FC
(LIBOR USD 1-Month plus 0.80%)
1.23%	10/16/39[2]	79,046	80,738
Ginnie Mae,
Series 2010-19, Class FD
(LIBOR USD 1-Month plus 0.45%)
0.88%	07/16/39[2]	28,072	28,212
Ginnie Mae,
Series 2011-70, Class IL (IO)
(-1.00 X LIBOR USD 1-Month plus 7.10%, 0.60% Cap)
0.60%	06/16/37[2]	1,161,881	10,508
UMBS (TBA)
2.00%	05/01/52	3,225,000	2,988,340
2.50%	05/01/52	12,500,000	11,902,037
3.00%	04/01/52	500,000	489,141
3.00%	05/01/52	7,025,000	6,858,156

			33,647,751

Total Mortgage-Backed (Cost $71,102,451)			70,211,357

MUNICIPAL BONDS — 0.86%*
Colorado — 0.48%
City & County of Denver Airport System Revenue Bonds,
Series C
0.88%	11/15/23	965,000	939,787

Florida — 0.38%
County of Miami-Dade Aviation Revenue Bonds, Airport and
Marina Improvements, Series D
2.32%	10/01/22	755,000	758,347

Total Municipal Bonds (Cost $1,726,217)			1,698,134

U.S. TREASURY SECURITIES — 27.47%

U.S. Agency Discount Notes — 1.28%
U.S. International Development Finance Corp.,
Series 2
1.49%	08/15/31	2,680,000	2,521,924

U.S. Treasury Notes — 26.19%
U.S. Treasury Floating Rate Notes
(US Treasury Bill Yield 3-Month plus 0.11%)
0.98%	04/30/22[2]	10,000,000	10,002,132
U.S. Treasury Notes
0.88%	01/31/24	3,479,000	3,390,870
1.50%	02/29/24	10,887,000	10,729,649
1.75%	03/15/25	27,933,000	27,355,960

Issues	Maturity Date	Principal Amount	Value

U.S. TREASURY SECURITIES (continued)
U.S. Treasury Notes (continued)
1.88%	02/28/27	$90,000	$87,623
2.25%	03/31/24	225,000	224,701
2.50%	03/31/27	5,000	5,012

			51,795,947

Total U.S. Treasury Securities (Cost $54,736,431)			54,317,871

Total Bonds — 97.08%
(Cost $194,415,574)			191,953,678

Issues		Shares	Value
Purchased Options - 0.01%
(Cost $89,156)			23,588

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS — 17.80%

Money Market Funds — 4.60%
Dreyfus Government Cash Management Fund
0.19%[7]		3,013,000	3,013,000
Morgan Stanley Institutional Liquidity Funds - Government Portfolio
0.23%[7]		6,084,000	6,084,000

			9,097,000

U.S. Agency Discount Notes — 3.61%
Federal Home Loan Bank
1.04%[8]	06/14/24	2,430,000	2,352,469
1.20%[8]	12/23/24	3,660,000	3,532,882
3.22%	09/04/24	1,270,000	1,248,018

			7,133,369

U.S. Treasury Bills — 9.59%
U.S. Treasury Bills
0.07%[8]	04/28/22	7,000,000	6,999,468
0.08%[8]	05/26/22	5,000,000	4,997,708
0.18%[8]	06/23/22	2,000,000	1,997,856
0.61%[8]	08/25/22	5,000,000	4,982,359

			18,977,391

Total Short-Term Investments
(Cost $35,442,933)			35,207,760

Total Investments Before Written Options - 114.89%
(Cost $229,947,663)			227,185,026

Written Options - (0.32)%
(Cost $(386,568))			(630,775)

Liabilities in Excess of Other Assets - (14.57)%			(28,819,003)

Net Assets - 100.00%			$197,735,248

[1]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[2]	Floating rate security. The rate disclosed was in effect at March 31, 2022.

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 222

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2022

[3]	Foreign denominated security issued by foreign domiciled entity.
[4]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[5]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[6]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $13,941, which is 0.01% of total net assets.
[7]	Represents the current yield as of March 31, 2022.
[8]	Represents annualized yield at date of purchase.
*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(CLO): Collateralized Loan Obligation

(GMTN): Global Medium-Term Note

(IO): Interest Only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-Term Note

(SOFR): Secured Overnight Financing Rate

(STEP): Step Coupon Bond

(TBA): To-Be-Announced

(USD): U.S. Dollar

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Two-Year Note	8	06/30/22	$1,695,375	$(20,828)	$(20,828)
FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Five-Year Note	167	06/30/22	(19,152,813)	500,111	500,111
U.S. Treasury Ten-Year Ultra Bond	44	06/21/22	(5,960,625)	195,704	195,704
U.S. Treasury Ultra Bond	11	06/21/22	(1,948,375)	70,053	70,053

			(27,061,813)	765,868	765,868

TOTAL FUTURES CONTRACTS			$(25,366,438)	$745,040	$745,040

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Implied Credit Spread at 03/31/22[1]	Counterparty	Expiration Date	Notional Amount (000’s)[2]	Value[3]	Premiums Paid	Unrealized Appreciation

SWAPS: CREDIT DEFAULT (SALES) - SINGLE ISSUES OTC[4]
Berry Global, Inc., 5.63%, due 07/15/27	5.00%	3 Months	175	Credit Suisse First Boston International	12/20/23	$390	$21,740	$20,631	$1,109

[1]

An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swaps on corporate issues as of year end serve as an indicator of the current status of the payment performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

[2]

The maximum potential amount for the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices are resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of year end. Increasing values (buy protection) or decreasing values (sell protection), when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

[4]

If the Fund is a seller of protection and credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection the amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

See accompanying Notes to Financial Statements.

223 / Annual Report March 2022

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Description	Number of contracts	Exercise Price	Expiration Date	Notional Amount	Value

PURCHASED CALL OPTIONS EXCHANGE TRADED
90-Day Euro Dollar Futures	40	$98.00	12/19/22	$292,020	$18,000
IMM Eurodollar 1-Year MIDCV Future Options	30	98.38	09/16/22	217,980	2,438
IMM Eurodollar 1-Year MIDCV Future Options	63	98.75	09/16/22	3,051,720	3,150

TOTAL PURCHASED OPTIONS				$3,561,720	$23,588

Description	Number of contracts	Exercise Price	Expiration Date	Notional Amount	Value

WRITTEN CALL OPTIONS EXCHANGE TRADED
IMM Eurodollar 1-Year MIDCV Future Options	145	$99.00	09/16/22	$(6,321,420)	$(5,437)
90-Day Euro Dollar Futures	40	98.25	12/19/22	(292,020)	(12,500)
IMM Eurodollar 2-Year MIDCV Future Options	34	97.63	12/16/22	(2,067,519)	(23,375)
IMM Eurodollar 2-Year MIDCV Future Options	70	97.88	12/16/22	(4,256,656)	(32,813)

				(12,937,615)	(74,125)

WRITTEN PUT OPTIONS EXCHANGE TRADED
90-Day Euro Dollar Futures	40	$97.25	12/19/22	$(292,020)	$(39,500)
IMM Eurodollar 1-Year MIDCV Future Options	184	97.63	09/16/22	(891,296)	(395,600)
IMM Eurodollar 2-Year MIDCV Future Options	104	97.38	12/16/22	(6,324,175)	(121,550)

				(7,507,491)	(556,650)

TOTAL WRITTEN OPTIONS				$(20,445,106)	$(630,775)

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 224

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

BONDS – 100.05%
ASSET-BACKED SECURITIES — 14.13%**
321 Henderson Receivables VI LLC,
Series 2010-1A, Class B
9.31%	07/15/61[1]	$225,324	$249,646
A10 Bridge Asset Financing,
Series 2021-D, Class A1FL
(SOFR30A plus 1.45%)
1.50%	10/01/38†,1,2	7,670,000	7,669,408
ACAM Ltd.,
Series 2019-FL1, Class B
(Cayman Islands)
(SOFR30A plus 2.01%)
2.06%	11/17/34[1,2,3]	8,800,000	8,674,842
ACRES Commercial Realty Ltd.,
Series 2021-FL1, Class AS
(Cayman Islands)
(LIBOR USD 1-Month plus 1.60%)
2.04%	06/15/36[1,2,3]	9,831,000	9,725,797
AGL CLO 13 Ltd.,
Series 2021-13A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 1.16%)
1.32%	10/20/34[1,2,3]	12,045,000	11,921,539
AIG CLO Ltd.,
Series 2018-1A, Class BR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.70%)
1.95%	04/20/32[1,2,3]	15,800,000	15,702,988
Allegro CLO XII Ltd.,
Series 2020-1A, Class B
(Cayman Islands)
(LIBOR USD 3-Month plus 1.70%)
1.96%	01/21/32[1,2,3]	5,400,000	5,361,120
AMSR Trust,
Series 2020-SFR1, Class G
4.31%	04/17/37[1]	8,503,000	8,216,300
Apidos CLO XXII,
Series 2015-22A, Class A1R
(Cayman Islands)
(LIBOR USD 3-Month plus 1.06%)
1.31%	04/20/31[1,2,3]	5,000,000	4,968,500
Barings CLO Ltd.,
Series 2018-3A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 0.95%)
1.20%	07/20/29[1,2,3]	5,342,431	5,312,781
Bayview Commercial Asset Trust,
Series 2004-2, Class A
(LIBOR USD 1-Month plus 0.65%)
1.10%	08/25/34[1,2]	555,558	552,656
Bayview Commercial Asset Trust,
Series 2004-3, Class A1
(LIBOR USD 1-Month plus 0.56%)
1.01%	01/25/35[1,2]	326,390	324,506

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Bayview Commercial Asset Trust,
Series 2005-1A, Class A1
(LIBOR USD 1-Month plus 0.45%)
0.91%	04/25/35[1,2]	$594,999	$579,166
Blackrock Rainier CLO VI Ltd.,
Series 2021-6A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.70%)
1.95%	04/20/33[1,2,3]	10,000,000	9,963,050
BlueMountain CLO XXX Ltd.,
Series 2020-30A, Class AR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.37%)
1.59%	04/15/35[1,2,3]	10,050,000	10,006,282
BlueMountain Fuji U.S. CLO I Ltd.,
Series 2017-1A, Class BR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.50%)
1.75%	07/20/29[1,2,3]	5,800,000	5,707,954
Brazos Higher Education Authority, Inc.,
Series 2011-1, Class A2
(LIBOR USD 3-Month plus 0.80%)
1.30%	02/25/30[2]	11,521	11,526
BSPRT Issuer Ltd.,
Series 2021-FL7, Class A
(Cayman Islands)
(LIBOR USD 1-Month plus 1.32%)
1.72%	12/15/38[1,2,3]	9,400,000	9,287,354
Carvana Auto Receivables Trust,
Series 2021-N3, Class R
0.00%	06/12/28[1]	13,500	4,983,935
Carvana Auto Receivables Trust,
Series 2021-N4, Class R
0.00%	09/12/28[1]	8,600	2,634,748
Carvana Auto Receivables Trust,
Series 2021-P4, Class R
0.00%	09/11/28[1]	14,200	8,104,590
Carvana Auto Receivables Trust,
Series 2022-N1, Class R
0.00%	12/11/28†,1	71,000	13,029,206
Cedar Funding XII CLO Ltd.,
Series 2020-12A, Class A1R
(Cayman Islands)
(LIBOR USD 3-Month plus 1.13%)
1.39%	10/25/34[1,2,3]	10,000,000	9,909,570
CF Hippolyta, LLC,
Series 2020-1, Class B1
2.28%	07/15/60[1]	7,364,028	6,953,368
CIT Education Loan Trust,
Series 2007-1, Class B
(LIBOR USD 3-Month plus 0.30%)
1.27%	06/25/42[1,2]	1,798,881	1,646,861
CoreVest American Finance Trust,
Series 2019-1, Class XA (IO)
2.16%	03/15/52[1,4]	14,731,915	616,289

See accompanying Notes to Financial Statements.

225 / Annual Report March 2022

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
CoreVest American Finance Trust,
Series 2019-3, Class XA (IO)
2.04%	10/15/52[1,4]	$5,737,625	$316,256
CoreVest American Finance Trust,
Series 2020-1, Class A2
2.30%	03/15/50[1]	5,197,000	4,802,868
CoreVest American Finance Trust,
Series 2020-3, Class XA (IO)
3.69%	08/15/53[1,4]	16,502,790	1,992,959
CoreVest American Finance Trust,
Series 2020-4, Class XA (IO)
3.87%	12/15/52[1,4]	24,498,274	2,673,739
CoreVest American Finance Trust,
Series 2020-4, Class XB (IO)
2.83%	12/15/52[1,4]	12,500,000	1,388,071
CoreVest American Finance Trust,
Series 2021-3, Class XA (IO)
2.40%	10/15/54[1,4]	75,075,924	6,244,226
DataBank Issuer,
Series 2021-1A, Class A2
2.06%	02/27/51[1]	9,565,000	8,855,857
Dryden 30 Senior Loan Fund,
Series 2013-30A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.82%)
1.33%	11/15/28[1,2,3]	6,707,448	6,663,648
Eaton Vance CLO Ltd.,
Series 2013-1A, Class A13R
(Cayman Islands)
(LIBOR USD 3-Month plus 1.25%)
1.49%	01/15/34[1,2,3]	8,000,000	7,952,424
ECMC Group Student Loan Trust,
Series 2016-1A, Class A
(LIBOR USD 1-Month plus 1.35%)
1.81%	07/26/66[1,2]	13,824,020	14,070,862
ECMC Group Student Loan Trust,
Series 2017-2A, Class A
(LIBOR USD 1-Month plus 1.05%)
1.51%	05/25/67[1,2]	12,937,866	13,028,511
Edsouth Indenture No. 3 LLC,
Series 2012-2, Class A
(LIBOR USD 1-Month plus 0.73%)
1.19%	04/25/39[1,2]	74,187	73,992
Education Loan Asset-Backed Trust I,
Series 2013-1, Class A2
(LIBOR USD 1-Month plus 0.80%)
1.26%	04/26/32[1,2]	2,520,494	2,503,467
Educational Funding of the South, Inc.,
Series 2012-1, Class A
(LIBOR USD 1-Month plus 1.05%)
1.51%	03/25/36[2]	44,943	44,861
EFS Volunteer No. 2 LLC,
Series 2012-1, Class A2
(LIBOR USD 1-Month plus 1.35%)
1.81%	03/25/36[1,2]	1,814,437	1,831,015

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Global SC Finance II SRL,
Series 2014-1A, Class A2
(Barbados)
3.09%	07/17/29[1,3]	$589,737	$581,111
Goal Capital Funding Trust,
Series 2006-1, Class B
(LIBOR USD 3-Month plus 0.45%)
0.95%	08/25/42[2]	319,113	299,963
GoldenTree Loan Management U.S. CLO 1 Ltd.,
Series 2021-9A, Class B
(Cayman Islands)
(LIBOR USD 3-Month plus 1.50%)
1.75%	01/20/33[1,2,3]	4,075,000	4,000,957
Golub Capital Partners CLO 54M L.P,
Series 2021-54A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.53%)
1.85%	08/05/33[1,2,3]	10,150,000	10,088,501
J.G. Wentworth XXXVII LLC,
Series 2016-1A, Class A
3.41%	06/15/67[1]	5,628,387	5,598,548
J.G. Wentworth XXXVIII LLC,
Series 2017-1A, Class A
3.99%	08/16/60[1]	3,145,120	3,252,079
KREF Ltd.,
Series 2021-FL2, Class AS
(Cayman Islands)
(LIBOR USD 1-Month plus 1.30%)
1.74%	02/15/39[1,2,3]	6,900,000	6,767,779
LCM XXI LP,
Series 21A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.88%)
1.13%	04/20/28[1,2,3]	1,359,158	1,354,592
LCM XXIV Ltd.,
Series 24A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.98%)
1.23%	03/20/30[1,2,3]	15,000,000	14,912,940
M360 LLC,
Series 2019-CRE2, Class A
(Cayman Islands)
(SOFR30A plus 1.51%)
1.56%	09/15/34[1,2,3]	1,090,002	1,072,657
Magnetite XXI Ltd.,
Series 2019-21A, Class BR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.35%)
1.60%	04/20/34[1,2,3]	8,000,000	7,769,440
MF1 Ltd.,
Series 2020-FL4, Class B
(CME Term SOFR 1-Month plus 2.86%)
3.19%	11/15/35[1,2]	11,579,000	11,478,299
MF1 Ltd.,
Series 2020-FL4, Class D
(CME Term SOFR 1-Month plus 4.21%)
4.54%	11/15/35[1,2]	4,850,000	4,798,488

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 226

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
MF1 Ltd.,
Series 2021-FL6, Class AS
(Cayman Islands)
(LIBOR USD 1-Month plus 1.45%)
1.92%	07/16/36[1,2,3]	$6,684,000	$6,578,499
Nelnet Student Loan Trust,
Series 2006-2, Class B
(LIBOR USD 3-Month plus 0.20%)
0.46%	01/25/38[2]	2,542,952	2,296,522
Nelnet Student Loan Trust,
Series 2007-1, Class A3
(LIBOR USD 3-Month plus 0.07%)
0.57%	05/27/25[2]	7,758	7,752
Nelnet Student Loan Trust,
Series 2012-5A, Class A
(LIBOR USD 1-Month plus 0.60%)
1.06%	10/27/36[1,2]	78,816	77,541
Nelnet Student Loan Trust,
Series 2014-4A, Class A2
(LIBOR USD 1-Month plus 0.95%)
1.41%	11/25/48[1,2]	1,865,000	1,858,159
Nelnet Student Loan Trust,
Series 2015-1A, Class A
(LIBOR USD 1-Month plus 0.59%)
1.05%	04/25/46[1,2]	1,614,931	1,585,696
Nelnet Student Loan Trust,
Series 2015-3A, Class A3
(LIBOR USD 1-Month plus 0.90%)
1.36%	06/25/54[1,2]	11,000,000	10,963,583
Octagon Investment Partners 46 Ltd.,
Series 2020-2A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.16%)
1.40%	07/15/36[1,2,3]	11,700,000	11,602,598
OHA Credit Funding 7 Ltd.,
Series 2020-7A, Class AR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.30%)
2.15%	02/24/37[1,2,3]	11,000,000	10,954,053
OHA Credit Funding 8 Ltd.,
Series 2021-8A, Class B1
(Cayman Islands)
(LIBOR USD 3-Month plus 1.50%)
1.74%	01/18/34[1,2,3]	6,650,000	6,509,220
Palmer Square CLO Ltd.,
Series 2020-3A, Class A1AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.08%)
1.59%	11/15/31[1,2,3]	7,200,000	7,151,544
Palmer Square Loan Funding Ltd.,
Series 2019-4A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 0.90%)
1.16%	10/24/27[1,2,3]	1,492,077	1,486,124

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Palmer Square Loan Funding Ltd.,
Series 2020-2A, Class A2
(Cayman Islands)
(LIBOR USD 3-Month plus 1.55%)
1.80%	04/20/28[1,2,3]	$3,785,000	$3,784,092
Park Avenue Institutional Advisers CLO Ltd.,
Series 2021-1A, Class A2
(Cayman Islands)
(LIBOR USD 3-Month plus 1.75%)
2.00%	01/20/34[1,2,3]	5,000,000	4,966,995
Regata XII Funding Ltd.,
Series 2019-1A, Class BR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.60%)
1.84%	10/15/32[1,2,3]	3,890,000	3,850,983
Sabey Data Center Issuer LLC,
Series 2020-1, Class A2
3.81%	04/20/45[1]	7,905,000	7,859,946
Skyline Aircraft Finance LLC,
Series 2021-1, Class A
3.23%	05/10/37[5,6]	9,685,733	9,140,910
SLC Student Loan Trust,
Series 2004-1, Class B
(LIBOR USD 3-Month plus 0.29%)
0.80%	08/15/31[2]	382,315	355,780
SLC Student Loan Trust,
Series 2008-1, Class A4A
(LIBOR USD 3-Month plus 1.60%)
2.43%	12/15/32[2]	2,112,414	2,139,229
SLM Student Loan EDC Repackaging Trust,
Series 2013-M1, Class M1R
0.00%	10/28/29[1]	6,250	5,223,919
SLM Student Loan Trust,
Series 2003-12, Class B
(LIBOR USD 3-Month plus 0.59%)
1.42%	12/15/68[2]	3,644,069	3,505,610
SLM Student Loan Trust,
Series 2003-4, Class A5D
(LIBOR USD 3-Month plus 0.75%)
1.58%	03/15/33[1,2]	1,729,717	1,696,169
SLM Student Loan Trust,
Series 2003-7, Class B
(LIBOR USD 3-Month plus 0.57%)
1.40%	09/15/39[2]	2,563,751	2,417,541
SLM Student Loan Trust,
Series 2004-10, Class B
(LIBOR USD 3-Month plus 0.37%)
0.63%	01/25/40[2]	7,622,683	7,253,547
SLM Student Loan Trust,
Series 2004-2, Class B
(LIBOR USD 3-Month plus 0.47%)
0.73%	07/25/39[2]	452,097	432,590
SLM Student Loan Trust,
Series 2005-3, Class B
(LIBOR USD 3-Month plus 0.15%)
0.41%	04/25/40[2]	2,487,763	2,316,110

See accompanying Notes to Financial Statements.

227 / Annual Report March 2022

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust,
Series 2006-8, Class B
(LIBOR USD 3-Month plus 0.23%)
0.49%	01/25/41[2]	$2,966,206	$2,758,879
SLM Student Loan Trust,
Series 2007-2, Class B
(LIBOR USD 3-Month plus 0.17%)
0.43%	07/25/25[2]	12,800,000	11,871,020
SLM Student Loan Trust,
Series 2007-7, Class B
(LIBOR USD 3-Month plus 0.75%)
1.01%	10/27/70[2]	2,195,000	2,018,070
SLM Student Loan Trust,
Series 2007-8, Class B
(LIBOR USD 3-Month plus 1.00%)
1.26%	04/27/83[2]	4,281,635	4,176,523
SLM Student Loan Trust,
Series 2008-2, Class A3
(LIBOR USD 3-Month plus 0.75%)
1.01%	04/25/23[2]	11,332,096	11,140,683
SLM Student Loan Trust,
Series 2008-2, Class B
(LIBOR USD 3-Month plus 1.20%)
1.46%	01/25/83[2]	1,000,000	951,460
SLM Student Loan Trust,
Series 2008-3, Class B
(LIBOR USD 3-Month plus 1.20%)
1.46%	04/26/83[2]	710,000	653,823
SLM Student Loan Trust,
Series 2008-4, Class A4
(LIBOR USD 3-Month plus 1.65%)
1.91%	07/25/22[2]	950,583	954,045
SLM Student Loan Trust,
Series 2008-4, Class B
(LIBOR USD 3-Month plus 1.85%)
2.11%	04/25/73[2]	710,000	706,549
SLM Student Loan Trust,
Series 2008-5, Class A4
(LIBOR USD 3-Month plus 1.70%)
1.96%	07/25/23[2]	6,525,181	6,547,635
SLM Student Loan Trust,
Series 2008-5, Class B
(LIBOR USD 3-Month plus 1.85%)
2.11%	07/25/73[2]	7,315,000	7,305,965
SLM Student Loan Trust,
Series 2008-6, Class A4
(LIBOR USD 3-Month plus 1.10%)
1.36%	07/25/23[2]	10,316,146	10,193,683
SLM Student Loan Trust,
Series 2008-6, Class B
(LIBOR USD 3-Month plus 1.85%)
2.11%	07/26/83[2]	710,000	694,613
SLM Student Loan Trust,
Series 2008-7, Class B
(LIBOR USD 3-Month plus 1.85%)
2.11%	07/26/83[2]	820,000	815,920

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust,
Series 2008-8, Class A4
(LIBOR USD 3-Month plus 1.50%)
1.76%	04/25/23[2]	$1,169,076	$1,172,191
SLM Student Loan Trust,
Series 2008-8, Class B
(LIBOR USD 3-Month plus 2.25%)
2.51%	10/25/75[2]	735,000	736,626
SLM Student Loan Trust,
Series 2008-9, Class A
(LIBOR USD 3-Month plus 1.50%)
1.76%	04/25/23[2]	1,619,964	1,620,039
SLM Student Loan Trust,
Series 2008-9, Class B
(LIBOR USD 3-Month plus 2.25%)
2.51%	10/25/83[2]	7,235,000	7,267,387
SLM Student Loan Trust,
Series 2009-3, Class A
(LIBOR USD 1-Month plus 0.75%)
1.21%	01/25/45[1,2]	6,375,365	6,315,833
SLM Student Loan Trust,
Series 2011-2, Class A2
(LIBOR USD 1-Month plus 1.20%)
1.66%	10/25/34[2]	3,803,098	3,818,904
SLM Student Loan Trust,
Series 2012-1, Class A3
(LIBOR USD 1-Month plus 0.95%)
1.41%	09/25/28[2]	740,016	727,743
SLM Student Loan Trust,
Series 2012-2, Class A
(LIBOR USD 1-Month plus 0.70%)
1.16%	01/25/29[2]	1,088,673	1,058,605
SLM Student Loan Trust,
Series 2012-7, Class A3
(LIBOR USD 1-Month plus 0.65%)
1.11%	05/26/26[2]	2,773,169	2,714,193
SLM Student Loan Trust,
Series 2012-7, Class B
(LIBOR USD 1-Month plus 1.80%)
2.26%	09/25/43[2]	2,200,000	2,189,065
SLM Student Loan Trust,
Series 2013-4, Class A
(LIBOR USD 1-Month plus 0.55%)
1.01%	06/25/43[2]	954,871	939,603
SLM Student Loan Trust,
Series 2014-1, Class A3
(LIBOR USD 1-Month plus 0.60%)
1.06%	02/26/29[2]	950,602	919,079
Structured Receivables Finance LLC,
Series 2010-A, Class B
7.61%	01/16/46[1]	1,464,898	1,556,109
Structured Receivables Finance LLC,
Series 2010-B, Class B
7.97%	08/15/36[1]	1,066,068	1,184,701

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 228

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Student Loan Consolidation Center Student Loan Trust I,
Series 2002-2, Class B2
(28 Day Auction Rate plus 0.00%)
1.61%	07/01/42[1,2]	$150,000	$138,201
TAL Advantage VII LLC,
Series 2020-1A, Class A
2.05%	09/20/45[1]	9,014,750	8,463,414
Textainer Marine Containers VIII Ltd.,
Series 2020-2A, Class A
(Bermuda)
2.10%	09/20/45[1,3]	11,021,375	10,382,422
Textainer Marine Containers VIII Ltd.,
Series 2020-3A, Class A
(Bermuda)
2.11%	09/20/45[1,3]	7,512,450	7,060,866
TIF Funding II LLC,
Series 2020-1A, Class A
2.09%	08/20/45[1]	3,188,350	2,978,243
TIF Funding II, LLC,
Series 2021-1A, Class B
2.54%	02/20/46[1]	3,592,854	3,273,449
TRESTLES CLO V Ltd.,
Series 2021-5A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 1.17%)
1.33%	10/20/34[1,2,3]	12,500,000	12,359,750
Triton Container Finance VIII, LLC,
Series 2021-1A, Class B
2.58%	03/20/46[1]	2,804,475	2,565,126

Total Asset-Backed Securities
(Cost $576,877,576)			562,777,221

BANK LOANS — 3.99%*

Automotive — 0.01%
Clarios Global LP,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
3.71%	04/30/26[2]	507,125	501,546

Communications — 0.61%
CCI Buyer, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.00%)
4.75%	12/17/27[2]	1,496,222	1,478,768
CenturyLink, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
2.71%	03/15/27[2]	2,721,877	2,653,626
Connect Finco SARL,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.50%	12/11/26[2]	2,940,000	2,920,155
CSC Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
2.65%	07/17/25[2]	1,036,399	1,022,153

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)
Communications (continued)
Term Loan B5, 1st Lien
(LIBOR plus 2.50%)
2.90%	04/15/27[2]	$1,036,776	$1,020,706
Diamond Sports Group, LLC,
Term Loan, 1st Lien
(LIBOR plus 8.00%)
9.00%	05/25/26[2]	412,476	419,551
DIRECTV Financing LLC,
Term Loan, 1st Lien
(LIBOR plus 5.00%)
5.75%	08/02/27[2]	3,008,250	3,008,837
Frontier Communications Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.81%	05/01/28[2]	4,455,000	4,395,593
GTT Communications BV,
Term Loan B, 1st Lien
(EURIBOR plus 3.25%)
3.25%	05/31/25[2]	630,446	583,536
GTT Communications, Inc.,
Term Loan B, 1st Lien
(PRIME plus 3.75%)
7.25%	05/30/25[2]	933,061	768,203
Level 3 Parent LLC,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
2.21%	03/01/27[2]	2,750,000	2,702,521
SBA Senior Finance II LLC,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
2.21%	04/11/25[2]	2,199,313	2,176,253
Zayo Group Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.00%)
3.46%	03/09/27[2]	1,113,487	1,085,188

			24,235,090

Consumer Discretionary — 0.45%
ADMI Corp.,
Term Loan B2, 1st Lien
(LIBOR plus 3.38%)
3.88%	12/23/27[2]	1,485,000	1,461,916
Peraton Corp.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.50%	02/01/28[2]	4,423,112	4,400,996
Sunshine Luxembourg VII SARL,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.76%	10/01/26[2]	3,465,000	3,447,138
Triton Water Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.51%	03/31/28[2]	5,781,316	5,650,195

See accompanying Notes to Financial Statements.

229 / Annual Report March 2022

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)
Consumer Discretionary (continued)
Waystar technologies, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
4.46%	10/22/26[2]	$2,935,113	$2,931,444

			17,891,689

Electric — 0.02%
CommScope, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
3.71%	04/06/26[2]	332,472	324,299
Homer City Generation LP,
Term Loan B, 1st Lien
(LIBOR plus 11.00%)
15.00%	04/05/23[2,5,6]	515,547	296,439
Vistra Operations Co., LLC,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
2.19%	12/31/25[2]	55,058	54,576
2.21%	12/31/25[2]	227,794	225,800

			901,114

Entertainment — 0.12%
Cineworld Finance U.S., Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
4.00%	02/28/25[2]	4,437,930	3,436,799
Crown Finance U.S., Inc.,
Term Loan B1, 1st Lien
(LIBOR plus 7.00%)
7.00%	05/23/24[2]	1,095,766	1,297,119

			4,733,918

Finance — 0.16%
Avolon TLB Borrower 1 U.S. LLC,
Term Loan B5, 1st Lien
(LIBOR plus 2.25%)
2.75%	12/01/27[2]	1,984,925	1,968,261
DCG Acquisition Corp.,
Term Loan, 1st Lien
(LIBOR plus 4.50%)
4.96%	09/30/26[2]	370,310	364,987
Mozart Borrower, LP,
Term Loan B
(LIBOR plus 3.25%)
3.75%	10/23/28[2]	500,000	495,593
Schweitzer-Mauduit International, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
4.50%	04/20/28[2]	3,597,813	3,558,848

			6,387,689

Food — 0.16%
Hostess Brands LLC,
Term Loan, 1st Lien
(LIBOR plus 2.25%)
3.00%	08/03/25[2]	1,026,316	1,014,862

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)
Food (continued)
Houston Foods, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
6.21%	07/20/25[2]	$3,278,002	$3,097,712
Shearer’s Foods LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.25%	09/23/27[2]	2,468,750	2,402,563

			6,515,137

Health Care — 0.53%
Avolon TLB Borrower 1 U.S. LLC,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
2.50%	01/15/25[2]	175,812	173,352
Change Healthcare Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
3.50%	03/01/24[2]	435,010	433,215
Elanco Animal Health, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
1.98%	08/01/27[2]	3,683,647	3,631,560
Endo Luxembourg Finance Co.,
Term Loan B, 1st Lien
(LIBOR plus 5.00%)
5.75%	03/27/28[2]	3,019,500	2,836,760
Grifols Worldwide Operations USA, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
2.46%	11/15/27[2]	2,568,651	2,529,158
Horizon Therapeutics USA, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
2.25%	03/15/28[2]	3,801,600	3,769,533
ICON Luxembourg SARL,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
3.31%	07/03/28[2]	1,293,179	1,288,737
Indigo Merger Sub, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
3.31%	07/03/28[2]	322,196	321,090
Pathway Vet Alliance LLC,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
4.21%	03/31/27[2]	1,134,012	1,124,804
Phoenix Newco, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.50%)
4.00%	11/15/28[2]	2,526,000	2,510,667
U.S. Renal Care, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 5.00%)
5.25%	06/26/26[2]	1,161,317	1,071,315

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 230

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)
Health Care (continued)
(LIBOR plus 5.50%)
6.50%	06/26/26[2]	$497,500	$461,120
Valeant Pharmaceuticals International, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
3.46%	06/02/25[2]	954,073	948,110

			21,099,421

Industrials — 0.68%
Arterrsa Services LLC,
Term Loan, 1st Lien
(LIBOR plus 3.50%)
4.51%	03/06/25[2]	1,985,000	1,866,396
Berry Global, Inc.,
Term Loan Z, 1st Lien
(LIBOR plus 1.75%)
2.07%	07/01/26[2]	4,807,567	4,748,217
Charter Next generation, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
4.50%	12/01/27[2]	3,316,500	3,302,504
Clydesdale Acquisition Holdings, Inc.,
Term Loan, 1st Lien
(SOFR plus 4.25%)
4.25%	03/30/29[2,5]	1,500,000	1,477,500
Liqui-Box Corp.,
Term Loan B, 1st Lien
(LIBOR plus 4.50%)
5.50%	02/26/27[2]	1,719,375	1,627,389
Michaels Cos., Inc. (The),
Term Loan, 1st Lien
(LIBOR plus 4.25%)
5.26%	04/15/28[2]	3,473,750	3,267,253
Plaze, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.51%	08/03/26[2]	1,711,466	1,655,843
(LIBOR plus 3.75%)
4.76%	08/03/26[2]	3,456,250	3,343,922
Proampac PG Borrower LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.50%	11/03/25[2]	3,217,581	3,154,034
TransDigm, Inc.,
Term Loan E, 1st Lien
(LIBOR plus 2.25%)
2.71%	05/30/25[2]	488,750	480,808
Zep, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
5.00%	08/12/24[2]	2,145,365	2,059,550

			26,983,416

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)
Information Technology — 0.50%
AppLovin Corp.,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
3.25%	08/15/25[2]	$3,756,467	$3,742,681
CT Technologies Intermediate Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.25%)
5.00%	12/16/25[2]	940,500	935,040
EagleView Technology Co.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.51%	08/14/25[2]	5,158,355	5,031,562
Gainwell Acquisition Corp.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
5.01%	10/01/27[2]	2,237,343	2,237,343
Helios Software Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
5.25%	03/11/28[2]	1,657,143	1,644,723
IQVIA, Inc.,
Term Loan B1, 1st Lien
(LIBOR plus 1.75%)
2.21%	03/07/24[2]	643,453	639,833
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
2.76%	06/11/25[2]	909,227	905,363
Spin Holdco, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
4.75%	03/04/28[2]	4,732,200	4,704,256

			19,840,801

Insurance — 0.03%
Acrisure LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
3.96%	02/15/27[2]	1,135,516	1,121,799

Materials — 0.07%
Herens U.S. Holdco Corp.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
5.01%	07/03/28[2]	2,828,661	2,765,016

Real Estate Investment Trust (REIT) — 0.17%
Aveanna Healthcare LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
4.25%	07/17/28[2,7]	3,027,241	2,952,695
Rent-A-Center, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
3.81%	02/17/28[2]	3,930,300	3,860,910

			6,813,605

See accompanying Notes to Financial Statements.

231 / Annual Report March 2022

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)
Retail — 0.34%
American Airlines, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.75%)
5.50%	04/20/28[2]	$2,397,259	$2,433,218
AmWINS Group, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
3.00%	02/19/28[2]	7,159,406	7,052,016
BC ULC,
Term Loan B, 1st Lien (Canada)
(LIBOR plus 1.75%)
2.21%	11/19/26[2,3]	703,112	689,268
BW Gas & Convenience Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
4.00%	03/31/28[2]	3,573,000	3,523,871

			13,698,373

Services — 0.09%
Amentum Government Services Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
3.96%	01/29/27[2]	2,969,773	2,942,541
GFL Environmental, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
3.50%	05/30/25[2]	594,760	593,460

			3,536,001

Transportation — 0.05%
Kenan Advantage Group, Inc. (The),
Term Loan, 2nd Lien
(LIBOR plus 7.25%)
8.00%	09/01/27[2]	2,155,000	2,090,350

Total Bank Loans
(Cost $161,152,043)			159,114,965

CORPORATES — 30.77%*

Banking — 6.00%
Bank of America Corp.
0.98%	04/22/25[4]	3,391,000	3,251,241
2.30%	07/21/32[4]	6,275,000	5,589,179
2.57%	10/20/32[4]	1,645,000	1,499,229
2.69%	04/22/32[4]	1,240,000	1,140,139
3.00%	12/20/23[4]	4,885,000	4,899,182
Bank of America Corp.
(MTN)
2.09%	06/14/29[4]	9,525,000	8,713,752
3.09%	10/01/25[4]	8,295,000	8,272,161
3.97%	03/05/29[4]	790,000	802,800
(LIBOR USD 3-Month plus 0.65%)
1.17%	12/01/26[2]	4,400,000	4,238,403
Bank of America Corp.,
Series N
1.66%	03/11/27[4]	14,050,000	13,133,888

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Banking (continued)
Bank of America Corp.,
Series RR
4.38%[4,8]		$2,340,000	$2,204,913
Comerica, Inc.
5.63%[4,8]		2,145,000	2,230,800
Credit Suisse Group AG
(Switzerland)
1.31%	02/02/27[1,3,4]	3,045,000	2,723,138
2.19%	06/05/26[1,3,4]	8,574,000	8,067,558
2.59%	09/11/25[1,3,4]	3,775,000	3,643,223
3.09%	05/14/32[1,3,4]	3,560,000	3,207,205
3.75%	03/26/25[3]	2,595,000	2,587,294
4.28%	01/09/28[1,3]	940,000	940,346
Discover Bank
(BKNT)
3.45%	07/27/26	2,811,000	2,798,789
DNB Bank ASA
(Norway)
1.13%	09/16/26[1,3,4]	165,000	151,645
1.61%	03/30/28[1,3,4]	6,000,000	5,431,360
Global Bank Corp.
(Panama)
5.25%	04/16/29[1,3,4]	600,000	571,500
Global Bank Corp.,
Series REGS
(Panama)
5.25%	04/16/29[3,4]	1,000,000	952,500
HSBC Holdings PLC
(United Kingdom)
1.59%	05/24/27[3,4]	2,575,000	2,353,571
1.75%	07/24/27[3,4]	1,425,000	1,768,788
2.01%	09/22/28[3,4]	290,000	263,373
2.10%	06/04/26[3,4]	3,620,000	3,445,428
2.21%	08/17/29[3,4]	14,100,000	12,707,373
2.80%	05/24/32[3,4]	2,150,000	1,958,504
3.97%	05/22/30[3,4]	1,765,000	1,769,624
4.29%	09/12/26[3,4]	2,100,000	2,127,450
JPMorgan Chase & Co.
0.70%	03/16/24[4]	1,720,000	1,688,655
0.97%	06/23/25[4]	6,645,000	6,348,529
1.58%	04/22/27[4]	10,020,000	9,340,023
2.01%	03/13/26[4]	5,000,000	4,826,503
2.58%	04/22/32[4]	1,895,000	1,738,816
Lloyds Banking Group PLC
(United Kingdom)
1.63%	05/11/27[3,4]	2,000,000	1,835,975
2.91%	11/07/23[3,4]	5,175,000	5,183,817
3.75%	03/18/28[3,4]	3,345,000	3,334,468
3.87%	07/09/25[3,4]	8,725,000	8,821,981
Macquarie Group Ltd.
(Australia)
1.20%	10/14/25[1,3,4]	2,000,000	1,891,997
2.69%	06/23/32[1,3,4]	2,290,000	2,022,091
2.87%	01/14/33[1,3,4]	7,960,000	7,081,172
3.19%	11/28/23[1,3,4]	3,241,000	3,247,175
4.44%	06/21/33[1,3,4]	1,370,000	1,387,216

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 232

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Banking (continued)
NatWest Group PLC
(United Kingdom)
4.27%	03/22/25[3,4]	$7,587,000	$7,679,331
Santander UK Group Holdings PLC
(United Kingdom)
1.09%	03/15/25[3,4]	7,075,000	6,730,372
1.53%	08/21/26[3,4]	1,210,000	1,113,599
1.67%	06/14/27[3,4]	2,620,000	2,386,967
3.37%	01/05/24[3,4]	900,000	903,085
4.80%	11/15/24[3,4]	6,211,000	6,355,089
Santander UK PLC
(United Kingdom)
5.00%	11/07/23[1,3]	3,415,000	3,498,667
U.S. Bancorp
3.70%[4,8]		1,980,000	1,796,525
UBS AG
(Switzerland)
0.70%	08/09/24[1,3]	5,865,000	5,561,889
Wells Fargo & Co.
(MTN)
2.39%	06/02/28[4]	3,665,000	3,469,804
2.88%	10/30/30[4]	3,848,000	3,666,211
3.35%	03/02/33[4]	24,320,000	23,660,888

			239,015,201

Communications — 4.49%
AT&T, Inc.
2.55%	12/01/33	5,346,000	4,760,252
3.55%	09/15/55	511,000	449,393
3.80%	12/01/57	10,051,000	8,957,470
4.30%	12/15/42	2,300,000	2,288,025
4.50%	05/15/35	2,150,000	2,264,854
4.75%	05/15/46	1,875,000	2,044,061
5.25%	03/01/37	6,985,000	7,963,843
C&W Senior Financing DAC
(Ireland)
6.88%	09/15/27[1,3]	1,200,000	1,193,112
Cable One, Inc.
4.00%	11/15/301	3,956,000	3,659,300
CCO Holdings, LLC/CCO Holdings Capital Corp.
4.25%	01/15/34[1]	4,000,000	3,480,000
Charter Communications Operating LLC/Charter
Communications Operating Capital
4.80%	03/01/50	1,485,000	1,418,517
5.38%	05/01/47	3,050,000	3,128,279
5.75%	04/01/48	2,347,000	2,496,504
Charter Communications Operating, LLC/Charter
Communications Operating Capital
5.25%	04/01/53	4,885,000	4,931,297
CommScope, Inc.
4.75%	09/01/29[1]	3,449,000	3,198,947
6.00%	03/01/26[1]	3,566,000	3,611,645
CSC Holdings LLC
3.38%	02/15/31[1]	744,000	627,844
4.50%	11/15/31[1]	7,046,000	6,321,206

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Communications (continued)
Diamond Sports Group LLC/Diamond Sports Finance Co.
6.63%	08/15/27[1]	$12,630,000	$2,632,724
Diamond Sports Group, LLC/Diamond Sports Finance Co.
5.38%	08/15/26[1]	8,511,000	3,340,567
Gray Escrow II, Inc.
5.38%	11/15/31[1]	2,491,000	2,384,019
Intelsat Jackson Holdings SA
(Luxembourg)
6.50%	03/15/30[1,3]	7,112,000	7,112,244
Intelsat Jackson Holdings SA,
Class B
8.50%	10/15/24[1,3,5,6,9,10]	7,892,000	—
Intelsat Jackson Holdings SA,
Class B
(Luxembourg)
9.75%	07/15/25[1,3,5,6,9,10]	6,820,000	—
Level 3 Financing, Inc.
3.40%	03/01/27[1]	1,130,000	1,066,923
3.75%	07/15/29[1]	3,042,000	2,699,745
3.88%	11/15/29[1]	6,680,000	6,159,661
Lumen Technologies, Inc.
5.38%	06/15/29[1]	3,796,000	3,385,880
National CineMedia LLC
5.88%	04/15/28[1]	6,022,000	5,271,599
SES GLOBAL Americas Holdings GP
5.30%	03/25/44[1]	8,494,000	8,263,692
Sinclair Television Group, Inc.
4.13%	12/01/30[1]	5,883,000	5,256,461
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint
Spectrum Co. III LLC
4.74%	03/20/25[1]	11,658,750	11,908,607
5.15%	03/20/28[1]	12,400,000	13,068,973
Tencent Holdings Ltd.
(Cayman Islands)
3.84%	04/22/51[1,3]	3,585,000	3,140,135
Time Warner Cable LLC
5.50%	09/01/41	4,443,000	4,623,638
T-Mobile USA, Inc.
2.25%	02/15/26[1]	2,557,000	2,419,599
2.55%	02/15/31	2,190,000	1,989,355
2.63%	02/15/29	565,000	517,105
3.88%	04/15/30	10,237,000	10,290,869
4.38%	04/15/40	2,000,000	2,014,461
Verizon Communications, Inc.
2.36%	03/15/32[1]	4,910,000	4,441,815
Virgin Media Secured Finance PLC
(United Kingdom)
5.50%	05/15/29[1,3]	1,513,000	1,504,081
Vodafone Group PLC
(United Kingdom)
4.25%	09/17/50[3]	50,000	49,884
4.88%	06/19/49[3]	1,328,000	1,449,721
5.25%	05/30/48[3]	6,292,000	7,068,698

See accompanying Notes to Financial Statements.

233 / Annual Report March 2022

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Communications (continued)
Zayo Group Holdings, Inc.
4.00%	03/01/27[1]	$4,491,000	$4,140,792

			178,995,797

Consumer Discretionary — 1.48%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev
Worldwide, Inc.
4.70%	02/01/36	3,200,000	3,482,627
4.90%	02/01/46	3,921,000	4,366,987
Bacardi Ltd.
(Bermuda)
4.45%	05/15/25[1,3]	3,585,000	3,672,780
5.15%	05/15/38[1,3]	1,500,000	1,636,334
BAT Capital Corp.
2.73%	03/25/31	915,000	807,875
4.54%	08/15/47	500,000	447,524
4.70%	04/02/27	1,390,000	1,424,576
5.65%	03/16/52	4,125,000	4,193,948
Becle, SAB de CV
(Mexico)
2.50%	10/14/31[1,3]	4,450,000	3,956,918
Imperial Brands Finance PLC
(United Kingdom)
3.13%	07/26/24[1,3]	1,500,000	1,487,536
3.50%	07/26/26[1,3]	2,520,000	2,463,022
4.25%	07/21/25[1,3]	1,880,000	1,896,326
Magallanes, Inc.
4.28%	03/15/32[1]	2,005,000	2,017,544
5.05%	03/15/42[1]	7,970,000	8,135,223
5.14%	03/15/52[1]	6,182,000	6,332,712
Reynolds American, Inc.
5.85%	08/15/45	12,245,000	12,532,556

			58,854,488

Electric — 0.89%
Alliant Energy Finance, LLC
3.60%	03/01/32[1]	8,130,000	7,939,007
Cleco Power LLC
6.00%	12/01/40	825,000	1,004,911
Consolidated Edison Co. of New York, Inc.
4.45%	03/15/44	1,000,000	1,052,494
Dominion Energy, Inc.
5.75%	10/01/54[4]	2,515,000	2,556,610
Duke Energy Carolinas LLC
3.70%	12/01/47	1,810,000	1,773,318
Eskom Holdings SOC Ltd.,
Series REGS
(South Africa)
7.13%	02/11/25[3]	800,000	776,640
FirstEnergy Transmission LLC
2.87%	09/15/28[1]	9,558,000	8,885,151
Metropolitan Edison Co.
4.00%	04/15/25[1]	2,625,000	2,639,922

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Electric (continued)
Mong Duong Finance Holdings BV,
Series REGS
(Netherlands)
5.13%	05/07/29[3]	$900,000	$812,394
Public Service Co. of New Mexico
3.85%	08/01/25	5,565,000	5,664,651
Southwestern Electric Power Co.,
Series M
4.10%	09/15/28	2,190,000	2,245,118

			35,350,216

Energy — 2.59%
Archrock Partners LP/Archrock Partners Finance Corp.
6.25%	04/01/28[1]	1,700,000	1,680,875
Ecopetrol SA
(Colombia)
6.88%	04/29/30[3]	1,575,000	1,659,420
Enbridge Energy Partners LP
5.88%	10/15/25	2,190,000	2,361,996
Energy Transfer LP
4.40%	03/15/27	1,448,000	1,467,271
4.95%	06/15/28	2,000,000	2,103,386
5.00%	05/15/50	1,902,000	1,930,231
5.15%	03/15/45	1,901,000	1,906,368
5.40%	10/01/47	4,716,000	4,936,523
6.13%	12/15/45	500,000	553,931
Energy Transfer LP,
Series B
6.63%[4,8]		3,889,000	3,495,239
Exxon Mobil Corp.
4.33%	03/19/50	1,100,000	1,232,103
Galaxy Pipeline Assets Bidco Ltd.
(United Kingdom)
2.16%	03/31/34[1,3]	1,921,720	1,774,307
Global Partners LP/GLP Finance Corp.
6.88%	01/15/29	4,137,000	4,093,065
KazMunayGas National Co. JSC,
Series REGS
(Kazakhstan)
3.50%	04/14/33[3]	336,000	281,400
4.75%	04/19/27[3]	500,000	480,976
5.38%	04/24/30[3]	2,129,000	2,051,703
KazTransGas JSC,
Series REGS
(Kazakhstan)
4.38%	09/26/27[3]	650,000	587,535
Kinder Morgan Energy Partners LP
5.00%	08/15/42	1,090,000	1,118,980
NGL Energy Operating LLC/NGL Energy Finance Corp.
7.50%	02/01/26[1]	1,929,000	1,898,368
Occidental Petroleum Corp.
0.00%	10/10/36[11]	7,308,000	3,934,627
Pertamina Persero PT
(Indonesia)
3.10%	08/27/30[1,3]	4,579,000	4,351,424

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 234

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Energy (continued)
Petroleos Mexicanos
(Mexico)
1.70%	12/20/22[3]	$15,000	$14,983
6.63%	06/15/35[3]	6,120,000	5,504,940
6.75%	09/21/47[3]	3,815,000	3,108,157
6.95%	01/28/60[3]	1,595,000	1,295,778
Petronas Capital Ltd.
(Malaysia)
2.48%	01/28/32[1,3]	2,050,000	1,912,272
3.50%	04/21/30[1,3]	4,405,000	4,500,148
Plains All American Pipeline LP/PAA Finance Corp.
3.80%	09/15/30	2,000,000	1,964,975
4.50%	12/15/26	1,505,000	1,545,751
Rockies Express Pipeline LLC
4.80%	05/15/30[1]	2,000,000	1,915,000
4.95%	07/15/29[1]	1,000,000	971,913
6.88%	04/15/40[1]	3,175,000	3,151,188
Ruby Pipeline LLC
8.00%	04/01/22[1,5,6]	3,943,939	3,667,864
Saudi Arabian Oil Co.,
Series REGS
(Saudi Arabia)
1.63%	11/24/25[3]	1,100,000	1,045,169
Shell International Finance BV
(Netherlands)
3.00%	11/26/51[3]	2,000,000	1,790,659
4.00%	05/10/46[3]	2,180,000	2,274,448
Southern Co. Gas Capital Corp.
3.25%	06/15/26	2,935,000	2,924,299
3.88%	11/15/25	2,410,000	2,455,652
Southern Gas Corridor CJSC,
Series REGS
(Azerbaijan)
6.88%	03/24/26[3]	2,776,000	3,044,994
TransMontaigne Partners LP/TLP Finance Corp.
6.13%	02/15/26	3,846,000	3,788,310
Transocean Pontus Ltd.
(Cayman Islands)
6.13%	08/01/25[1,3]	998,145	993,653
Transocean Poseidon Ltd.
(Cayman Islands)
6.88%	02/01/27[1,3]	3,888,750	3,856,065
Transocean Proteus Ltd.
(Cayman Islands)
6.25%	12/01/24[1,3]	1,805,500	1,794,405
USA Compression Partners LP/USA Compression Finance Corp.
6.88%	09/01/27	1,777,000	1,786,569
Venture Global Calcasieu Pass LLC
3.88%	08/15/29[1]	4,000,000	3,895,284

			103,102,204

Entertainment — 0.05%
WMG Acquisition Corp.
3.75%	12/01/29[1]	2,050,000	1,926,549

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Finance — 4.53%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
(Ireland)
2.45%	10/29/26[3]	$4,125,000	$3,815,300
3.00%	10/29/28[3]	11,100,000	10,235,256
3.88%	01/23/28[3]	1,090,000	1,061,580
Air Lease Corp.
2.25%	01/15/23	2,000,000	2,001,588
3.88%	07/03/23	2,862,000	2,892,016
American Express Co.,
Series D
3.55%[4,8]		2,350,000	2,135,489
Avolon Holdings Funding Ltd.
(Cayman Islands)
2.53%	11/18/27[1,3]	5,278,000	4,671,713
2.88%	02/15/25[1,3]	4,555,000	4,409,940
3.95%	07/01/24[1,3]	1,035,000	1,031,024
Capital One Financial Corp.
3.27%	03/01/30[4]	5,645,000	5,463,975
Charles Schwab Corp. (The)
2.90%	03/03/32	6,045,000	5,821,708
5.00%[4,8]		2,020,000	2,017,576
Citigroup, Inc.
1.28%	11/03/25[4]	2,680,000	2,550,582
1.46%	06/09/27[4]	2,930,000	2,698,794
2.67%	01/29/31[4]	1,500,000	1,394,099
3.06%	01/25/33[4]	16,170,000	15,141,365
3.79%	03/17/33[4]	5,180,000	5,151,809
4.41%	03/31/31[4]	276,000	287,051
Citigroup, Inc.,
Series VAR
3.07%	02/24/28[4]	2,020,000	1,972,498
Ford Motor Credit Co. LLC
(LIBOR USD 3-Month plus 1.08%)
1.38%	08/03/22[2]	2,555,000	2,546,696
General Motors Financial Co., Inc.
3.15%	06/30/22	500,000	501,696
3.45%	04/10/22	675,000	675,213
Goldman Sachs Group, Inc. (The)
0.93%	10/21/24[4]	5,565,000	5,397,218
2.38%	07/21/32[4]	6,585,000	5,855,373
2.65%	10/21/32[4]	3,598,000	3,260,713
3.10%	02/24/33[4]	18,235,000	17,207,479
3.27%	09/29/25[4]	12,035,000	12,029,021
JPMorgan Chase & Co.
1.05%	11/19/26[4]	6,095,000	5,633,999
1.56%	12/10/25[4]	4,505,000	4,313,122
2.55%	11/08/32[4]	2,120,000	1,936,681
2.95%	02/24/28[4]	2,625,000	2,562,581
Morgan Stanley
0.79%	05/30/25[4]	11,395,000	10,833,987
2.94%	01/21/33[4]	5,645,000	5,292,377
Morgan Stanley
(GMTN)
0.79%	01/22/25[4]	5,688,000	5,463,858
2.24%	07/21/32[4]	4,715,000	4,182,476

See accompanying Notes to Financial Statements.

235 / Annual Report March 2022

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Finance (continued)
Morgan Stanley
(MTN)
1.93%	04/28/32[4]	$2,220,000	$1,923,663
2.51%	10/20/32[4]	850,000	770,024
Nationwide Building Society
(United Kingdom)
2.97%	02/16/28[1,3,4]	3,890,000	3,709,759
3.62%	04/26/23[1,3,4]	5,000,000	5,001,067
3.77%	03/08/24[1,3,4]	2,570,000	2,585,212
4.36%	08/01/24[1,3,4]	2,490,000	2,529,111
Park Aerospace Holdings Ltd.
(Cayman Islands)
4.50%	03/15/23[1,3]	455,000	458,456
5.50%	02/15/24[1,3]	861,000	881,849

			180,304,994

Food — 0.92%
Chobani LLC/Chobani Finance Corp, Inc.
4.63%	11/15/28[1]	2,091,000	1,932,847
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
(Canada)
5.50%	01/15/30[1,3]	1,005,000	1,029,542
6.50%	04/15/29[1,3]	8,577,000	9,100,127
Kraft Heinz Foods Co.
3.88%	05/15/27	4,795,000	4,872,035
4.88%	10/01/49	424,000	447,458
5.20%	07/15/45	2,000,000	2,167,500
Pilgrim’s Pride Corp.
4.25%	04/15/31[1]	4,000,000	3,707,639
Post Holdings, Inc.
4.50%	09/15/31[1]	4,802,000	4,259,974
4.63%	04/15/30[1]	4,535,000	4,091,023
Smithfield Foods, Inc.
5.20%	04/01/29[1]	4,690,000	4,925,968

			36,534,113

Gaming — 0.14%
Boyd Gaming Corp.
4.75%	06/15/31[1]	1,878,000	1,811,046
Caesars Entertainment, Inc.
4.63%	10/15/29[1]	3,925,000	3,684,437

			5,495,483

Health Care — 3.43%
180 Medical, Inc.
3.88%	10/15/29[1]	2,245,000	2,127,137
AbbVie, Inc.
3.25%	10/01/22	3,170,000	3,186,098
4.40%	11/06/42	5,190,000	5,515,427
4.45%	05/14/46	2,350,000	2,507,608
American Medical Systems Europe BV
(Netherlands)
1.88%	03/08/34[3]	2,000,000	2,170,055
Amgen, Inc.
3.35%	02/22/32	1,955,000	1,939,631
4.40%	02/22/62	2,025,000	2,104,418

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Health Care (continued)
Bayer U.S. Finance II LLC
4.25%	12/15/25[1]	$2,005,000	$2,041,023
4.38%	12/15/28[1]	8,135,000	8,327,604
4.63%	06/25/38[1]	2,775,000	2,915,072
4.88%	06/25/48[1]	4,415,000	4,764,393
5.50%	08/15/25[1]	2,000,000	2,082,330
Becton Dickinson and Co.
6.70%	08/01/28	2,930,000	3,384,248
Centene Corp.
2.45%	07/15/28	13,561,000	12,401,912
Cigna Corp.
3.88%	10/15/47	4,825,000	4,720,953
CommonSpirit Health
2.78%	10/01/30	3,680,000	3,414,559
3.91%	10/01/50	1,220,000	1,167,729
CVS Health Corp.
2.75%	12/01/22	2,215,000	2,226,413
5.05%	03/25/48	5,417,000	6,143,999
5.13%	07/20/45	755,000	854,734
Embecta Corp.
5.00%	02/15/30[1]	2,874,000	2,715,978
6.75%	02/15/30[1]	3,000,000	3,012,953
Encompass Health Corp.
4.63%	04/01/31	1,878,000	1,764,543
Endo DAC/Endo Finance LLC/Endo Finco, Inc.
(Ireland)
6.00%	06/30/28[1,3]	8,604,000	5,017,423
Endo Luxembourg Finance Co. I Sarl/Endo U.S., Inc.
(Luxembourg)
6.13%	04/01/29[1,3]	1,948,000	1,780,057
HCA, Inc.
3.50%	07/15/51	855,000	745,423
3.63%	03/15/32[1]	6,060,000	5,942,034
4.13%	06/15/29	2,400,000	2,445,983
5.25%	04/15/25	2,477,000	2,609,702
5.25%	06/15/26	6,420,000	6,782,440
5.25%	06/15/49	4,670,000	5,134,583
5.50%	06/15/47	3,785,000	4,293,326
ModivCare Escrow Issuer, Inc.
5.00%	10/01/29[1]	4,000,000	3,732,294
Molina Healthcare, Inc.
3.88%	11/15/30[1]	3,128,000	3,025,354
4.38%	06/15/28[1]	6,500,000	6,434,958
Option Care Health, Inc.
4.38%	10/31/29[1]	3,870,000	3,648,730
Prime Healthcare Services, Inc.
7.25%	11/01/25[1]	1,754,000	1,802,235
Universal Health Services, Inc.
1.65%	09/01/26[1]	1,500,000	1,376,786
2.65%	01/15/32[1]	590,000	530,919

			136,791,064

Industrials — 1.02%
Amcor Finance USA, Inc.
3.63%	04/28/26	2,125,000	2,155,256

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 236

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Industrials (continued)
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
(Canada)
5.25%	08/15/27[1,3]	$6,222,000	$5,777,438
Artera Services LLC
9.03%	12/04/25[1]	4,010,000	4,011,516
Berry Global, Inc.
1.57%	01/15/26	1,740,000	1,624,884
4.88%	07/15/26[1]	1,195,000	1,208,396
Boeing Co. (The)
1.43%	02/04/24	8,790,000	8,508,191
Energizer Holdings, Inc.
4.38%	03/31/29[1]	1,610,000	1,413,338
General Electric Co.
(MTN)
(LIBOR USD 3-Month plus 0.48%)
0.99%	08/15/36[2]	10,370,000	8,932,736
General Electric Co.,
Series A (MTN)
6.75%	03/15/32	1,148,000	1,449,250
OT Merger Corp.
7.88%	10/15/29[1]	6,500,000	5,724,204

			40,805,209

Information Technology — 0.51%
Broadcom, Inc.
4.30%	11/15/32	2,270,000	2,305,601
Netfix, Inc.
5.88%	02/15/25	7,290,000	7,787,447
NXP BV/NXP Funding LLC
(Netherlands)
4.63%	06/01/23[1,3]	795,000	806,888
Oracle Corp.
2.88%	03/25/31	1,245,000	1,136,808
3.80%	11/15/37	1,490,000	1,341,555
3.95%	03/25/51	7,901,000	6,921,165

			20,299,464

Insurance — 1.21%
Acrisure LLC/Acrisure Finance, Inc.
4.25%	02/15/29[1]	4,660,000	4,239,682
Aon Corp./Aon Global Holdings PLC
3.90%	02/28/52	4,065,000	4,029,139
Athene Global Funding
1.99%	08/19/28[1]	8,980,000	7,893,062
2.72%	01/07/29[1]	1,535,000	1,412,693
3.21%	03/08/27[1]	2,225,000	2,144,537
Berkshire Hathaway Finance Corp.
3.85%	03/15/52	4,105,000	4,200,540
Brown & Brown, Inc.
4.95%	03/17/52	2,980,000	3,184,905
Farmers Exchange Capital
7.20%	07/15/48[1]	150,000	205,822
Farmers Exchange Capital II
6.15%	11/01/53[1,4]	2,500,000	2,960,016
Farmers Insurance Exchange
4.75%	11/01/57[1,4]	3,800,000	3,992,075

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Insurance (continued)
8.63%	05/01/24[1]	$942,000	$1,030,145
Nationwide Mutual Insurance Co.
3.12%	12/15/24[1,4]	3,825,000	3,827,638
Teachers Insurance & Annuity Association of America
3.30%	05/15/50[1]	2,645,000	2,352,150
4.27%	05/15/47[1]	480,000	508,454
4.38%	09/15/54[1,4]	6,470,000	6,448,656

			48,429,514

Materials — 0.45%
ASP Unifrax Holdings, Inc.
5.25%	09/30/28[1]	2,460,000	2,288,366
7.50%	09/30/29[1]	1,020,000	909,352
Corp. Nacional del Cobre de Chile,
Series REGS
(Chile)
3.15%	01/14/30[3]	3,900,000	3,760,770
EverArc Escrow SARL
(Luxembourg)
5.00%	10/30/29[1,3]	5,432,000	4,973,675
Indonesia Asahan Aluminium Persero PT
(Indonesia)
6.53%	11/15/28[1,3]	5,508,000	6,127,402

			18,059,565

Real Estate Investment Trust (REIT) — 1.68%
American Assets Trust LP
3.38%	02/01/31	4,005,000	3,768,879
American Campus Communities Operating Partnership LP
3.63%	11/15/27	2,246,000	2,236,472
3.75%	04/15/23	2,925,000	2,950,905
China Aoyuan Group Ltd.
(Cayman Islands)
6.35%	02/08/24[3,5,6,9,10]	2,660,000	452,200
China SCE Group Holdings Ltd.
(Cayman Islands)
7.00%	05/02/25[3]	1,070,000	568,082
CyrusOne LP/CyrusOne Finance Corp.
2.90%	11/15/24	4,185,000	4,196,488
3.45%	11/15/29	11,930,000	12,527,666
GLP Capital LP/GLP Financing II, Inc.
5.30%	01/15/29	2,280,000	2,403,439
5.38%	04/15/26	4,390,000	4,592,088
5.75%	06/01/28	6,241,000	6,727,132
Healthcare Realty Trust, Inc.
3.88%	05/01/25	2,190,000	2,217,603
Healthcare Trust of America Holdings LP
2.00%	03/15/31	1,705,000	1,477,839
3.50%	08/01/26	2,257,000	2,257,509
Hudson Pacific Properties LP
3.95%	11/01/27	2,500,000	2,514,944
Iron Mountain Information Management Services, Inc.
5.00%	07/15/32[1]	4,650,000	4,375,882
Iron Mountain, Inc.
4.50%	02/15/31[1]	1,346,000	1,248,146

See accompanying Notes to Financial Statements.

237 / Annual Report March 2022

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Real Estate Investment Trust (REIT) (continued)
LXP Industrial Trust
2.70%	09/15/30	$2,000,000	$1,848,756
Piedmont Operating Partnership LP
3.40%	06/01/23	4,520,000	4,527,207
Post Apartment Homes LP
3.38%	12/01/22	45,000	45,216
SL Green Realty Corp.
4.50%	12/01/22	3,000,000	3,018,400
Sunac China Holdings Ltd.
(Cayman Islands)
6.50%	01/10/25[3,6]	2,515,000	639,523
6.80%	10/20/24[3,6]	720,000	181,800
Times China Holdings Ltd.
(Cayman Islands)
6.75%	07/08/25[3]	1,040,000	416,595
Ventas Realty LP
3.25%	10/15/26	630,000	624,658
3.75%	05/01/24	875,000	885,651
Zhenro Properties Group Ltd.
(Cayman Islands)
6.63%	01/07/26[3,5,6]	1,810,000	208,150

			66,911,230

Retail — 0.59%
1011778 BC ULC/New Red Finance, Inc.
(Canada)
4.00%	10/15/30[1,3]	1,997,000	1,806,566
Alimentation Couche-Tard, Inc.
(Canada)
3.55%	07/26/27[1,3]	1,935,000	1,924,870
Asbury Automotive Group, Inc.
5.00%	02/15/32[1]	2,415,000	2,249,695
Bloomin’ Brands, Inc./OSI Restaurant Partners LLC
5.13%	04/15/29[1]	1,939,000	1,833,809
Fertitta Entertainment, LLC/Fertitta Entertainment Finance
Co., Inc.
6.75%	01/15/30[1]	7,231,000	6,670,598
FirstCash, Inc.
5.63%	01/01/30[1]	4,160,000	4,002,474
Michaels Cos., Inc. (The)
7.88%	05/01/29[1]	5,775,000	4,952,034

			23,440,046

Services — 0.66%
Adtalem Global Education, Inc.
5.50%	03/01/28[1]	3,862,000	3,741,003
DP World Crescent Ltd.
(Cayman Islands)
4.85%	09/26/28[1,3]	4,036,000	4,305,201
HealthEquity, Inc.
4.50%	10/01/29[1]	5,084,000	4,847,833
Hertz Corp. (The)
4.63%	12/01/26[1]	2,000,000	1,872,940
5.00%	12/01/29[1]	5,680,000	5,178,740
Prime Security Services Borrower LLC/Prime Finance, Inc.
3.38%	08/31/27[1]	648,000	595,028

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Services (continued)
S&P Global, Inc.
4.75%	08/01/28[1]	$1,750,000	$1,881,599
Waste Pro USA, Inc.
5.50%	02/15/26[1]	4,169,000	3,944,645

			26,366,989

Transportation — 0.13%
American Airlines Pass-Through Trust,
Series 2015-2, Class AA
3.60%	09/22/27	2,029,972	1,977,437
Continental Airlines Pass-Through Trust,
Series 2007-1, Class A
5.98%	04/19/22	488,168	488,876
U.S. Airways Pass-Through Trust,
Series 2010-1, Class A
6.25%	04/22/23	547,618	550,908
U.S. Airways Pass-Through Trust,
Series 2012-1, Class A
5.90%	10/01/24	56,934	59,389
Union Pacific Corp.
3.50%	02/14/53	2,030,000	1,986,795

			5,063,405

Total Corporates
(Cost $1,281,587,363)			1,225,745,531

FOREIGN GOVERNMENT OBLIGATIONS — 3.16%

Foreign Government Obligations — 3.16%
Abu Dhabi Government International Bond,
Series REGS
(United Arab Emirates)
2.50%	09/30/29[3]	3,798,000	3,729,777
Airport Authority
(Hong Kong)
3.25%	01/12/52[1,3]	4,105,000	3,725,493
Bahrain Government International Bond,
Series REGS
(Bahrain)
7.00%	01/26/26[3]	500,000	541,187
Brazilian Government International Bond
(Brazil)
2.88%	06/06/25[3]	3,600,000	3,538,800
3.88%	06/12/30[3]	5,010,000	4,627,487
4.63%	01/13/28[3]	830,000	835,810
CBB International Sukuk Co. 7 SPC,
Series REGS
(Bahrain)
6.88%	10/05/25[3]	1,400,000	1,540,175
Chile Government International Bond
(Chile)
2.45%	01/31/31[3]	844,000	792,541
3.24%	02/06/28[3]	1,678,000	1,683,034
Colombia Government International Bond
(Colombia)
3.00%	01/30/30[3]	6,398,000	5,508,198
3.13%	04/15/31[3]	1,750,000	1,485,225
4.50%	01/28/26[3]	3,855,000	3,855,790

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 238

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)

Foreign Government Obligations (continued)
Dominican Republic International Bond
(Dominican Republic)
4.50%	01/30/30[1,3]	$3,900,000	$3,598,774
Dominican Republic International Bond,
Series REGS
(Dominican Republic)
4.88%	09/23/32[3]	2,580,000	2,349,361
Egypt Government International Bond
(Egypt)
7.60%	03/01/29[1,3]	700,000	666,750
Egypt Government International Bond,
Series REGS
(Egypt)
5.25%	10/06/25[3]	1,700,000	1,647,980
Fondo MIVIVIENDA SA,
Series REGS
(Peru)
3.50%	01/31/23[3]	650,000	656,110
Guatemala Government Bond
Series REGS
(Guam)
4.90%	06/01/30[3]	1,072,000	1,098,117
Hungary Government International Bond
(Hungary)
2.13%	09/22/31[1,3]	3,700,000	3,359,015
Indonesia Government International Bond
(Indonesia)
2.85%	02/14/30[3]	3,100,000	3,057,398
Mexico Government International Bond
(Mexico)
2.66%	05/24/31[3]	6,531,000	5,954,966
3.75%	01/11/28[3]	6,125,000	6,261,587
4.75%	04/27/32[3]	3,000,000	3,187,500
Oman Government International Bond,
Series REGS
(Oman)
5.63%	01/17/28[3]	3,900,000	4,036,890
Panama Government International Bond
(Panama)
2.25%	09/29/32[3]	3,000,000	2,662,087
3.16%	01/23/30[3]	6,131,000	6,011,262
Paraguay Government International Bond
(Paraguay)
2.74%	01/29/33[1,3]	3,126,000	2,773,293
Perusahaan Penerbit SBSN Indonesia III
(Indonesia)
2.80%	06/23/30[1,3]	2,100,000	2,060,940
Peruvian Government International Bond
(Peru)
2.84%	06/20/30[3]	4,025,000	3,874,868
4.13%	08/25/27[3]	1,525,000	1,588,409
Philippine Government International Bond
(Philippines)
1.65%	06/10/31[3]	741,000	663,195
1.95%	01/06/32[3]	930,000	845,341
2.46%	05/05/30[3]	2,334,000	2,228,970

Issues	Maturity Date	Principal Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)

Foreign Government Obligations (continued)
Qatar Government International Bond,
Series REGS
(Qatar)
3.75%	04/16/30[3]	$2,640,000	$2,793,912
4.50%	04/23/28[3]	6,726,000	7,334,030
Republic of South Africa Government International Bond
(South Africa)
4.30%	10/12/28[3]	3,607,000	3,495,151
4.85%	09/30/29[3]	4,655,000	4,565,158
Romanian Government International Bond,
Series REGS
(Romania)
3.00%	02/14/31[3]	4,400,000	4,079,183
Saudi Government International Bond,
Series REGS (EMTN)
(Saudi Arabia)
3.25%	10/26/26[3]	3,700,000	3,792,500
3.25%	10/22/30[3]	2,220,000	2,244,864
3.63%	03/04/28[3]	4,175,000	4,319,831
Uruguay Government International Bond
(Uruguay)
4.38%	01/23/31[3]	2,788,717	3,038,028

Total Foreign Government Obligations
(Cost $134,495,435)			126,108,987

MORTGAGE-BACKED — 46.10%**

Non-Agency Commercial Mortgage-Backed — 7.15%
1345 Avenue of the Americas & Park Avenue Plaza Trust,
Series 2005-1, Class A3
5.28%	08/10/35[1]	11,400,333	11,592,508
AREIT Trust,
Series 2020-CRE4, Class B
(Cayman Islands)
(SOFR30A plus 4.26%)
4.31%	04/15/37[1,2,3]	9,450,000	9,435,844
Banc of America Merrill Lynch Commercial Mortgage Trust,
Series 2018-PARK, Class A
4.09%	08/10/38[1,4]	7,985,000	8,217,382
Banc of America Merrill Lynch Commercial Mortgage Trust,
Series 2020-BHP3, Class A
(LIBOR USD 1-Month plus 1.90%)
2.30%	03/15/37[1,2]	8,585,000	8,633,022
Banc of America Merrill Lynch Commercial Mortgage Trust,
Series 2020-BOC, Class A
2.63%	01/15/32[1]	5,000,000	4,801,624
Banc of America Merrill Lynch Commercial Mortgage Trust,
Series 2020-BOC, Class X (IO)
0.47%	01/15/32[1,4]	98,610,000	1,910,633
BDS Ltd.,
Series 2020-FL6, Class D
(Cayman Islands)
(SOFR30A plus 2.86%)
2.91%	09/15/35[1,2,3]	7,801,000	7,716,687

See accompanying Notes to Financial Statements.

239 / Annual Report March 2022

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
BFLD Trust,
Series 2021-FPM, Class A
(LIBOR USD 1-Month plus 1.60%)
2.00%	06/15/38[1,2]	$7,182,000	$7,135,993
BX Commercial Mortgage Trust,
Series 2018-IND, Class H
(LIBOR USD 1-Month plus 3.00%)
3.40%	11/15/35[1,2]	7,760,200	7,671,624
BX Commercial Mortgage Trust,
Series 2021-XL2, Class J
(LIBOR USD 1-Month plus 3.89%)
4.29%	10/15/38[1,2]	11,125,988	10,769,075
BX Trust,
Series 2019-OC11, Class A
3.20%	12/09/41[1]	7,060,000	6,830,455
CALI Mortgage Trust,
Series 2019-101C, Class A
3.96%	03/10/39[1]	7,375,000	7,498,039
CAMB Commercial Mortgage Trust,
Series 2019-LIFE, Class G
(LIBOR USD 1-Month plus 3.25%)
3.65%	12/15/37[1,2]	8,503,000	8,196,059
CD Mortgage Trust,
Series 2016-CD1, Class XA (IO)
1.38%	08/10/49[4]	60,900,073	2,777,920
Century Plaza Towers,
Series 2019-CPT, Class A
2.87%	11/13/39[1]	6,125,000	5,792,407
Citigroup Commercial Mortgage Trust,
Series 2012-GC8, Class XA (IO)
1.72%	09/10/45[1,4]	27,835,126	31,615
Citigroup Commercial Mortgage Trust,
Series 2015-GC27, Class XA (IO)
1.33%	02/10/48[4]	64,068,309	1,904,789
Commercial Mortgage Trust,
Series 2012-CR4, Class XA (IO)
1.68%	10/15/45[4]	42,113,704	149,900
Commercial Mortgage Trust,
Series 2012-CR5, Class XA (IO)
1.49%	12/10/45[4]	67,170,203	327,408
Commercial Mortgage Trust,
Series 2013-CR13, Class XA (IO)
0.74%	11/10/46[4]	60,111,572	624,643
Commercial Mortgage Trust,
Series 2014-CR16, Class XA (IO)
0.94%	04/10/47[4]	101,775,786	1,560,335
Commercial Mortgage Trust,
Series 2020-CBM, Class XCP (IO)
0.60%	02/10/37[1,4]	68,872,262	1,074,810
Credit Suisse Mortgage Capital Trust,
Series 2020-TMIC, Class A
(LIBOR USD 1-Month plus 3.00%)
3.40%	12/15/35[1,2]	11,515,000	11,488,596

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
CSMC,
Series 2019-RIO, Class A
(LIBOR USD 1-Month plus 3.02%)
4.02%	12/15/22[1,2]	$7,252,000	$7,242,107
CSMC,
Series 2021-BPNY, Class A
(LIBOR USD 1-Month plus 3.71%)
4.11%	08/15/23[1,2]	12,734,000	12,585,733
DBJPM Mortgage Trust,
Series 2016-SFC, Class A
2.83%	08/10/36[1]	4,000,000	3,835,412
DC Office Trust,
Series 2019-MTC, Class A
2.97%	09/15/45[1]	6,555,000	6,211,300
Grace Trust,
Series 2020-GRCE, Class A
2.35%	12/10/40[1]	8,000,000	7,231,762
GS Mortgage Securities Corp. Trust,
Series 2020-UPTN, Class XA (IO)
0.35%	02/10/37[1,4]	40,999,000	383,720
GS Mortgage Securities Trust,
Series 2012-ALOH, Class A
3.55%	04/10/34[1]	10,940,000	10,935,215
GS Mortgage Securities Trust,
Series 2014-GC20, Class XA (IO)
1.06%	04/10/47[4]	58,771,895	919,487
GSCG Trust,
Series 2019-600C, Class G
3.99%	09/06/34[1,4]	9,212,000	8,328,825
Hudson Yards Mortgage Trust,
Series 2019-30HY, Class A
3.23%	07/10/39[1]	6,340,000	6,170,016
Hudson Yards Mortgage Trust,
Series 2019-55HY, Class A
2.94%	12/10/41[1,4]	6,555,000	6,271,764
Hudson Yards Mortgage Trust,
Series 2019-55HY, Class F
2.94%	12/10/41[1,4]	3,131,000	2,633,033
ILPT Commercial Mortgage Trust,
Series 2022-LPFX, Class A
3.38%	03/15/32[1]	11,770,000	11,543,285
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2019-OSB, Class A
3.40%	06/05/39[1]	8,000,000	7,912,102
Life Mortgage Trust,
Series 2021-BMR, Class G
(LIBOR USD 1-Month plus 2.95%)
3.35%	03/15/38[1,2]	10,535,474	10,096,803
MF1 Ltd.,
Series 2020-FL3, Class AS
(CME Term SOFR 1-Month plus 2.96%)
3.27%	07/15/35[1,2]	8,800,000	8,839,579
MKT Mortgage Trust,
Series 2020-525M, Class XA (IO)
0.21%	02/12/40[1,4]	147,585,000	2,264,411

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 240

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C22, Class XA (IO)
1.02%	04/15/48[4]	$69,856,357	$1,559,941
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C24, Class XA (IO)
0.72%	05/15/48[4]	110,913,281	2,184,891
Morgan Stanley Capital I Trust,
Series 2018-MP, Class A
4.28%	07/11/40[1,4]	7,915,000	8,097,292
Natixis Commercial Mortgage Securities Trust,
Series 2018-ALXA, Class E
4.32%	01/15/43[1,4]	1,095,000	1,002,967
One Bryant Park Trust,
Series 2019-OBP, Class A
2.52%	09/15/54[1]	6,895,000	6,396,965
SFAVE Commercial Mortgage Securities Trust,
Series 2015-5AVE, Class A2B
4.14%	01/05/43[1,4]	1,840,000	1,762,932
SFAVE Commercial Mortgage Securities Trust,
Series 2015-5AVE, Class C
4.39%	01/05/43[1,4]	10,000,000	7,971,223
SFAVE Commercial Mortgage Securities Trust,
Series 2015-5AVE, Class D
4.39%	01/05/43[1,4]	13,330,000	9,895,950
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC16, Class XA (IO)
1.10%	08/15/50[4]	44,373,798	802,276
Wells Fargo Commercial Mortgage Trust,
Series 2016-C33, Class XA (IO)
1.61%	03/15/59[4]	81,657,171	4,158,065
WF-RBS Commercial Mortgage Trust,
Series 2012-C10, Class XA (IO)
1.48%	12/15/45[1,4]	60,032,268	344,033
WF-RBS Commercial Mortgage Trust,
Series 2012-C8, Class XA (IO)
1.69%	08/15/45[1,4]	24,757,191	1,221
WF-RBS Commercial Mortgage Trust,
Series 2012-C9, Class XA (IO)
1.85%	11/15/45[1,4]	31,774,701	110,241
WF-RBS Commercial Mortgage Trust,
Series 2013-C14, Class XA (IO)
0.66%	06/15/46[4]	59,719,679	301,955
WF-RBS Commercial Mortgage Trust,
Series 2014-C23, Class XA (IO)
0.56%	10/15/57[4]	77,553,595	891,572

			285,027,446

Non-Agency Mortgage-Backed — 25.75%
Accredited Mortgage Loan Trust,
Series 2006-1, Class A4
(LIBOR USD 1-Month plus 0.28%)
0.47%	04/25/36[2]	896,852	891,767
ACE Securities Corp. Home Equity Loan Trust,
Series 2006-HE3, Class A2C
(LIBOR USD 1-Month plus 0.30%)
0.76%	06/25/36[2]	5,010,354	4,272,591

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
ACE Securities Corp. Home Equity Loan Trust,
Series 2006-OP2, Class A2C
(LIBOR USD 1-Month plus 0.15%)
0.61%	08/25/36[2]	$85,233	$85,300
ACE Securities Corp. Home Equity Loan Trust,
Series 2007-ASP1, Class A2D
(LIBOR USD 1-Month plus 0.38%)
0.84%	03/25/37[2]	2,348,617	1,283,791
Adjustable Rate Mortgage Trust,
Series 2005-4, Class 5A1
2.46%	08/25/35[4]	1,412,371	1,222,256
Adjustable Rate Mortgage Trust,
Series 2007-1, Class 1A1
2.81%	03/25/37[4]	1,894,181	1,663,887
Alternative Loan Trust,
Series 2005-74T1, Class A1
6.00%	01/25/36	5,566,229	4,198,510
Alternative Loan Trust,
Series 2005-76, Class 1A1
(Federal Reserve US 12-Month Cumulative Average plus 1.48%)
1.62%	01/25/36[2]	2,942,596	2,954,978
Alternative Loan Trust,
Series 2006-HY12, Class A5
3.06%	08/25/36[4]	2,476,363	2,451,519
American Home Mortgage Investment Trust,
Series 2006-1, Class 11A1
(LIBOR USD 1-Month plus 0.28%)
0.74%	03/25/46[2]	9,603,484	9,145,455
American Home Mortgage Investment Trust,
Series 2006-1, Class 12A1
(LIBOR USD 1-Month plus 0.40%)
0.86%	03/25/46[2]	2,977,080	2,856,281
Argent Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2006-W3, Class A2C
(LIBOR USD 1-Month plus 0.36%)
0.82%	04/25/36[2]	39,812,490	15,782,525
Asset-Backed Funding Certificates,
Series 2007-NC1, Class A2
(LIBOR USD 1-Month plus 0.30%)
0.76%	05/25/37[1,2]	3,764,720	3,549,728
Asset-Backed Funding Certificates,
Series 2007-WMC1, Class A1A
(LIBOR USD 1-Month plus 1.25%)
1.71%	06/25/37[2]	18,105,828	14,857,938
Asset-Backed Funding Certificates,
Series 2007-WMC1, Class A2B
(LIBOR USD 1-Month plus 1.00%)
1.46%	06/25/37[2]	3,235,356	3,040,627
Asset-Backed Securities Corp. Home Equity Loan Trust,
Series 2004-HE9, Class M1
(LIBOR USD 1-Month plus 0.98%)
1.43%	12/25/34[2]	1,245,398	1,225,885

See accompanying Notes to Financial Statements.

241 / Annual Report March 2022

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Asset-Backed Securities Corp. Home Equity Loan Trust,
Series 2006-HE1, Class A4
(LIBOR USD 1-Month plus 0.60%)
1.06%	01/25/36[2]	$742,380	$742,928
Asset-Backed Securities Corp. Home Equity Loan Trust,
Series 2006-HE5, Class A5
(LIBOR USD 1-Month plus 0.24%)
0.70%	07/25/36[2]	9,754,000	9,676,130
Banc of America Alternative Loan Trust,
Series 2003-8, Class 1CB1
5.50%	10/25/33	526,086	520,906
Banc of America Funding Trust,
Series 2004-B, Class 5A1
2.54%	11/20/34[4]	174,055	175,692
Banc of America Funding Trust,
Series 2006-D, Class 3A1
3.00%	05/20/36[4]	672,310	626,688
Banc of America Funding Trust,
Series 2015-R3, Class 6A2
0.53%	05/27/36[1,4]	13,384,893	12,565,604
Banc of America Mortgage Trust,
Series 2005-K, Class 2A1
2.47%	12/25/35[4]	850,534	822,663
BCAP LLC Trust,
Series 2007-AA1, Class 2A1
(LIBOR USD 1-Month plus 0.18%)
0.64%	03/25/37[2]	2,791,734	2,710,557
BCAP LLC Trust,
Series 2014-RR3, Class 4A1
0.49%	03/26/36[1,4]	1,821,853	1,775,962
Bear Stearns ALT-A Trust,
Series 2005-1, Class M1
(LIBOR USD 1-Month plus 0.75%)
1.21%	01/25/35[2]	5,289,782	5,287,322
Bear Stearns ALT-A Trust,
Series 2005-2, Class 2A4
2.86%	04/25/35[4]	1,121,247	1,104,514
Bear Stearns ALT-A Trust,
Series 2005-8, Class 11A1
(LIBOR USD 1-Month plus 0.54%)
1.00%	10/25/35[2]	5,847,072	5,720,937
Bear Stearns ARM Trust,
Series 2005-9, Class A1
(US Treasury Yield Curve Rate T Note Constant Maturity 1-Year plus 2.30%)
2.38%	10/25/35[2]	1,133,302	1,150,084
Bear Stearns Asset-Backed Securities I Trust,
Series 2005-AC6, Class 1A3
5.50%	09/25/35[4]	365,248	356,837
Bear Stearns Asset-Backed Securities I Trust,
Series 2006-AC2, Class 21A3
6.00%	03/25/36	25,838	26,364
Bear Stearns Mortgage Funding Trust,
Series 2007-AR4, Class 1A1
(LIBOR USD 1-Month plus 0.20%)
0.66%	09/25/47[2]	5,446,470	5,230,125

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Bear Stearns Mortgage Funding Trust,
Series 2007-AR4, Class 2A1
(LIBOR USD 1-Month plus 0.21%)
0.67%	06/25/37[2]	$3,987,228	$3,912,764
Carrington Mortgage Loan Trust,
Series 2005-OPT2, Class M4
(LIBOR USD 1-Month plus 0.98%)
1.43%	05/25/35[2]	827,892	831,978
Carrington Mortgage Loan Trust,
Series 2006-NC4, Class A4
(LIBOR USD 1-Month plus 0.24%)
0.70%	10/25/36[2]	14,364,300	13,074,950
Carrington Mortgage Loan Trust,
Series 2006-OPT1, Class M1
(LIBOR USD 1-Month plus 0.53%)
0.98%	02/25/36[2]	2,029,176	2,048,523
Chase Mortgage Finance Trust,
Series 2007-A1, Class 8A1
2.40%	02/25/37[4]	548,035	561,484
CIM Trust,
Series 2018-R5, Class A1
3.75%	07/25/58[1,4]	5,063,883	4,994,583
CIM Trust,
Series 2019-R3, Class A
2.63%	06/25/58[1,4]	8,381,598	7,897,659
CIM Trust,
Series 2020-NR1, Class A (STEP-reset date 05/25/22)
3.45%	06/26/62[1]	13,180,903	12,864,613
CIM Trust,
Series 2020-R1, Class A1
2.85%	10/27/59[1,4]	12,302,534	11,605,876
CIM Trust,
Series 2020-R3, Class A1A
4.00%	01/26/60[1,4]	8,230,624	8,022,438
CIM Trust,
Series 2020-R6, Class A1A
2.25%	12/25/60[1,4]	6,260,134	5,883,538
CIM Trust,
Series 2020-R7, Class A1A
2.25%	12/27/61[1,4]	10,707,011	10,114,083
CIM Trust,
Series 2021-NR3, Class A1 (STEP-reset date 05/25/22)
2.57%	06/25/57[1]	5,735,130	5,737,756
CIM Trust,
Series 2021-NR4, Class A1 (STEP-reset date 05/25/22)
2.82%	10/25/61[1]	16,698,671	16,019,215
CIM Trust,
Series 2021-R3, Class A1B
1.95%	06/25/57[1,4]	18,287,000	16,589,966
CIM Trust,
Series 2021-R4, Class A1A
2.00%	05/01/61[1,4]	13,757,909	13,045,249
CIM Trust,
Series 2021-R5, Class A1A
2.00%	08/25/61[1,4]	10,655,907	10,046,390

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 242

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Citigroup Mortgage Loan Trust,
Series 2006-AR3, Class 1A2A
3.20%	06/25/36[4]	$96,081	$92,005
Citigroup Mortgage Loan Trust,
Series 2006-HE3, Class A2C
(LIBOR USD 1-Month plus 0.32%)
0.78%	12/25/36[2]	6,660,778	5,081,604
Citigroup Mortgage Loan Trust,
Series 2006-HE3, Class A2D
(LIBOR USD 1-Month plus 0.46%)
0.92%	12/25/36[2]	7,118,389	5,491,456
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-9, Class 1A1
(LIBOR USD 1-Month plus 0.26%)
0.72%	11/25/35[2]	45,159	40,033
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-WFH2, Class M1
(LIBOR USD 1-Month plus 0.41%)
0.86%	08/25/36[2]	1,655,217	1,657,635
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2005-3, Class 1A2
(LIBOR USD 1-Month plus 0.58%)
1.04%	04/25/35[2]	3,032,740	2,789,822
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2005-9, Class 1A1
(LIBOR USD 1-Month plus 0.60%)
1.06%	05/25/35[2]	71,687	61,520
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2003-AR26, Class 3A1
2.49%	11/25/33[4]	434,931	431,550
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2005-11, Class 1A1
6.50%	12/25/35	577,962	386,553
Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates,
Series 2004-AR5, Class 9A1
2.20%	06/25/34[4]	30,219	29,859
Credit Suisse Mortgage Capital Trust,
Series 2006-8, Class 3A1
6.00%	10/25/21	24,959	14,223
Credit Suisse Mortgage Capital Trust,
Series 2020-RPL2, Class A12
3.42%	02/25/60[1,4]	11,217,194	11,013,765
Credit-Based Asset Servicing and Securitization LLC,
Series 2006-CB2, Class AF3 (STEP-reset date 05/25/22)
3.00%	12/25/36	705,107	713,078
Credit-Based Asset Servicing and Securitization LLC,
Series 2006-CB9, Class A2
(LIBOR USD 1-Month plus 0.11%)
0.57%	11/25/36[2]	7,703,811	4,386,579
Credit-Based Asset Servicing and Securitization LLC,
Series 2007-CB1, Class AF2 (STEP-reset date 05/25/22)
3.16%	01/25/37	2,626,123	981,137

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Credit-Based Asset Servicing and Securitization LLC,
Series 2007-CB4, Class A1A
(LIBOR USD 1-Month plus 0.09%)
0.55%	04/25/37[2]	$1,269,067	$1,213,125
Credit-Based Asset Servicing and Securitization LLC,
Series 2007-CB5, Class A1
(LIBOR USD 1-Month plus 0.06%)
0.52%	04/25/37[2]	1,400,305	981,130
Credit-Based Asset Servicing and Securitization LLC,
Mortgage Loan Trust,
Series 2007-CB2, Class A2B (STEP-reset date 05/25/22)
3.61%	02/25/37	4,675,601	3,498,120
Credit-Based Asset Servicing and Securitization LLC,
Mortgage Loan Trust,
Series 2007-CB2, Class A2C (STEP-reset date 05/25/22)
3.61%	02/25/37	1,119,066	837,137
Credit-Based Asset Servicing and Securitization LLC,
Mortgage Loan Trust,
Series 2007-CB3, Class A3 (STEP-reset date 05/25/22)
3.31%	03/25/37	5,741,798	2,770,518
CSMC Mortgage-Backed Trust,
Series 2006-1, Class 1A4
5.50%	02/25/36	3,146,427	3,048,478
CSMC Trust,
Series 2021-RPL7, Class A1
1.93%	07/27/61[1,4]	9,698,431	9,228,544
CSMC,
Series 2022-RPL1, Class PT
3.78%	02/01/62†,[1]	13,740,000	14,297,127
CSMCM Trust,
Series 2018-SP3, Class CERT
1.52%	10/25/58[1,4]	15,433,776	14,331,557
CSMCM,
Series 2022-RPL1, Class CERT
3.78%	02/01/62†,[1]	580,000	603,518
DSLA Mortgage Loan Trust,
Series 2004-AR4, Class 2A1A
(LIBOR USD 1-Month plus 0.72%)
1.17%	01/19/45[2]	493,754	426,908
DSLA Mortgage Loan Trust,
Series 2005-AR6, Class 2A1A
(LIBOR USD 1-Month plus 0.58%)
1.03%	10/19/45[2]	3,517,170	3,426,140
DSLA Mortgage Loan Trust,
Series 2006-AR2, Class 2A1A
(LIBOR USD 1-Month plus 0.20%)
0.65%	10/19/36[2]	5,708,941	4,428,292
DSLA Mortgage Loan Trust,
Series 2007-AR1, Class 2A1A
(LIBOR USD 1-Month plus 0.14%)
0.59%	03/19/37[2]	1,350,480	1,238,201
First Franklin Mortgage Loan Trust,
Series 2006-FF11, Class 2A3
(LIBOR USD 1-Month plus 0.30%)
0.76%	08/25/36[2]	5,398,603	5,130,381

See accompanying Notes to Financial Statements.

243 / Annual Report March 2022

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
First Franklin Mortgage Loan Trust,
Series 2006-FF13, Class A2C
(LIBOR USD 1-Month plus 0.32%)
0.78%	10/25/36[2]	$13,292,408	$10,132,973
First Franklin Mortgage Loan Trust,
Series 2006-FF18, Class A2D
(LIBOR USD 1-Month plus 0.21%)
0.67%	12/25/37[2]	812,089	761,154
First Franklin Mortgage Loan Trust,
Series 2006-FF4, Class A3
(LIBOR USD 1-Month plus 0.56%)
1.02%	03/25/36[2]	5,137,856	5,037,546
First Franklin Mortgage Loan Trust,
Series 2006-FF9, Class 2A4
(LIBOR USD 1-Month plus 0.50%)
0.96%	06/25/36[2]	8,650,000	7,876,245
First Franklin Mortgage Loan Trust,
Series 2007-FF1, Class A2D
(LIBOR USD 1-Month plus 0.22%)
0.68%	01/25/38[2]	4,295,712	2,749,469
First Franklin Mortgage Loan Trust,
Series 2007-FF2, Class A2B
(LIBOR USD 1-Month plus 0.10%)
0.56%	03/25/37[2]	575,134	326,845
First Horizon Alternative Mortgage Securities Trust,
Series 2004-AA3, Class A1
2.37%	09/25/34[4]	196,834	193,328
First Horizon Alternative Mortgage Securities Trust,
Series 2004-AA3, Class A3
2.37%	09/25/34[4]	302,669	297,278
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA10, Class 1A1
2.44%	12/25/35[4]	881,332	819,637
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA12, Class 2A1
2.49%	02/25/36[4]	1,247,699	967,460
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA2, Class 2A1
2.73%	04/25/35[4]	1,818,539	1,909,430
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA3, Class 3A1
2.22%	05/25/35[4]	1,308,890	1,256,474
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA7, Class 2A1
2.44%	09/25/35[4]	1,664,283	1,606,153
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA8, Class 2A1
2.45%	10/25/35[4]	1,948,698	1,436,874
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA9, Class 2A1
2.30%	11/25/35[4]	1,200,006	1,077,416
First Horizon Alternative Mortgage Securities Trust,
Series 2006-AA1, Class 1A1
2.48%	03/25/36[4]	1,342,544	1,113,165

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
First Horizon Alternative Mortgage Securities Trust,
Series 2006-AA7, Class A1
2.70%	01/25/37[4]	$2,254,028	$1,926,890
First Horizon Mortgage Pass-Through Trust,
Series 2005-AR4, Class 1A1
2.67%	09/25/35[4]	1,353,233	1,010,959
First Horizon Mortgage Pass-Through Trust,
Series 2005-AR4, Class 2A1
2.94%	10/25/35[4]	55,957	55,662
First Horizon Mortgage Pass-Through Trust,
Series 2005-AR5, Class 2A1
2.71%	11/25/35[4]	698,529	606,032
First Horizon Mortgage Pass-Through Trust,
Series 2007-AR2, Class 1A2
2.59%	08/25/37[4]	56,352	25,896
GMACM Mortgage Corp. Loan Trust,
Series 2005-AR5, Class 2A1
2.76%	09/19/35[4]	1,316,388	1,037,428
GMACM Mortgage Corp. Loan Trust,
Series 2005-AR5, Class 3A1
3.41%	09/19/35[4]	1,151,650	1,065,269
GMACM Mortgage Corp. Loan Trust,
Series 2006-AR1, Class 1A1
2.89%	04/19/36[4]	2,919,450	2,462,870
GreenPoint Mortgage Funding Trust,
Series 2007-AR1, Class 2A1A
(LIBOR USD 1-Month plus 0.20%)
0.66%	03/25/47[2]	9,993,399	9,445,888
GSAMP Trust,
Series 2007-FM2, Class A1
(LIBOR USD 1-Month plus 0.14%)
0.60%	01/25/37[2]	19,154,329	13,213,267
GSR Mortgage Loan Trust,
Series 2005-7F, Class 3A3 (IO)
(-1.00 X LIBOR USD 1-Month plus 5.50%, 5.50% Cap)
5.04%	09/25/35[2,5,6]	12,884	509
GSR Mortgage Loan Trust,
Series 2005-AR4, Class 5A1
3.05%	07/25/35[4]	378,293	355,933
GSR Mortgage Loan Trust,
Series 2006-AR2, Class 2A1
2.66%	04/25/36[4]	186,386	145,404
GSR Mortgage Loan Trust,
Series 2007-AR2, Class 5A1A
3.08%	05/25/37[4]	607,403	569,373
HarborView Mortgage Loan Trust,
Series 2005-10, Class 2A1A
(LIBOR USD 1-Month plus 0.62%)
1.07%	11/19/35[2]	2,040,650	1,770,890
HarborView Mortgage Loan Trust,
Series 2006-7, Class 1A
(LIBOR USD 1-Month plus 0.42%)
0.87%	09/19/46[2]	9,296,618	8,679,844

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 244

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
HarborView Mortgage Loan Trust,
Series 2007-6, Class 1A1A
(LIBOR USD 1-Month plus 0.20%)
0.65%	08/19/37[2]	$10,829,359	$10,109,740
Home Equity Mortgage Loan Asset-Backed Trust,
Series 2005-D, Class AII4
(LIBOR USD 1-Month plus 0.70%)
1.16%	03/25/36[2]	2,743,399	2,705,609
HSI Asset Securitization Corp. Trust,
Series 2005-OPT1, Class M1
(LIBOR USD 1-Month plus 0.63%)
1.09%	11/25/35[2]	2,261,395	2,242,531
HSI Asset Securitization Corp. Trust,
Series 2006-HE1, Class 1A1
(LIBOR USD 1-Month plus 0.28%)
0.74%	10/25/36[2]	11,357,496	4,586,479
HSI Asset Securitization Corp. Trust,
Series 2006-HE2, Class 1A
(LIBOR USD 1-Month plus 0.26%)
0.72%	12/25/36[2]	28,276,508	14,074,836
HSI Asset Securitization Corp. Trust,
Series 2006-WMC1, Class A1
(LIBOR USD 1-Month plus 0.10%)
0.56%	07/25/36[2]	10,594,400	5,698,380
HSI Asset Securitization Corp. Trust,
Series 2006-WMC1, Class A2
(LIBOR USD 1-Month plus 0.20%)
0.66%	07/25/36[2]	11,725,960	6,362,082
HSI Asset Securitization Corp. Trust,
Series 2006-WMC1, Class A4
(LIBOR USD 1-Month plus 0.50%)
0.96%	07/25/36[2]	10,253,803	5,707,825
Impac CMB Trust,
Series 2005-2, Class 1A1
(LIBOR USD 1-Month plus 0.52%)
0.98%	04/25/35[2]	2,430,733	2,404,136
IndyMac Index Mortgage Loan Trust,
Series 2005-AR14, Class 1A1A
(LIBOR USD 1-Month plus 0.56%)
1.02%	07/25/35[2]	9,276,264	7,199,127
IndyMac Index Mortgage Loan Trust,
Series 2005-AR19, Class A1
2.77%	10/25/35[4]	1,950,009	1,792,802
IndyMac Index Mortgage Loan Trust,
Series 2006-AR27, Class 1A3
(LIBOR USD 1-Month plus 0.54%)
1.00%	10/25/36[2]	5,407,527	2,850,747
IndyMac Index Mortgage Loan Trust,
Series 2006-AR4, Class A2A
(LIBOR USD 1-Month plus 0.50%)
0.96%	05/25/46[2]	12,179,277	12,281,801
IndyMac Index Mortgage Loan Trust,
Series 2006-AR7, Class 3A1
2.75%	05/25/36[4]	240,950	219,960

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
IndyMac Index Mortgage Loan Trust,
Series 2006-AR9, Class 3A3
2.94%	06/25/36[4]	$2,878,920	$2,709,019
IndyMac Index Mortgage Loan Trust,
Series 2007-FLX4, Class 2A1
(LIBOR USD 1-Month plus 0.18%)
0.64%	07/25/37[2]	14,310,081	13,788,539
IndyMac Manufactured Housing Contract Pass-Through Certificates,
Series 1998-1, Class A4
6.49%	09/25/28	27,891	28,774
JPMorgan Mortgage Acquisition Trust,
Series 2006-ACC1, Class M1
(LIBOR USD 1-Month plus 0.41%)
0.86%	05/25/36[2]	1,401,559	1,415,083
JPMorgan Mortgage Acquisition Trust,
Series 2006-CH1, Class M2
(LIBOR USD 1-Month plus 0.29%)
0.75%	07/25/36[2]	6,351,481	6,328,911
JPMorgan Mortgage Acquisition Trust,
Series 2006-WMC4, Class A1A
(LIBOR USD 1-Month plus 0.13%)
0.59%	12/25/36[2]	7,708,383	5,590,188
JPMorgan Mortgage Acquisition Trust,
Series 2006-WMC4, Class A4
(LIBOR USD 1-Month plus 0.15%)
0.61%	12/25/36[2]	9,610,257	5,812,654
JPMorgan Mortgage Trust,
Series 2005-A6, Class 7A1
3.11%	08/25/35[4]	18,337	16,898
JPMorgan Mortgage Trust,
Series 2006-A3, Class 2A1
2.76%	05/25/36[4]	19,470	17,535
JPMorgan Mortgage Trust,
Series 2006-S2, Class 2A2
5.88%	06/25/21	3,647	3,664
Legacy Mortgage Asset Trust,
Series 2017-RPL1, Class A
(LIBOR USD 1-Month plus 1.75%)
2.20%	01/28/70[1,2]	4,763,708	4,726,284
Legacy Mortgage Asset Trust,
Series 2020-GS2, Class A1 (STEP-reset date 04/25/22)
2.75%	03/25/60[1]	19,104,283	19,137,115
Lehman XS Trust,
Series 2005-4, Class 1A3
(LIBOR USD 1-Month plus 0.80%)
1.26%	10/25/35[2]	23,096	23,125
Lehman XS Trust,
Series 2005-5N, Class 3A1A
(LIBOR USD 1-Month plus 0.30%)
0.76%	11/25/35[2]	1,386,102	1,379,465
Lehman XS Trust,
Series 2006-17, Class 1A3
(LIBOR USD 1-Month plus 0.50%)
0.96%	08/25/46[2]	14,646,056	13,962,665

See accompanying Notes to Financial Statements.

245 / Annual Report March 2022

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Lehman XS Trust,
Series 2006-GP2, Class 1A5A
(LIBOR USD 1-Month plus 0.42%)
0.88%	06/25/46[2]	$3,898,453	$3,786,024
Lehman XS Trust,
Series 2007-18N, Class 1A1
(LIBOR USD 1-Month plus 0.85%)
1.31%	10/25/37[2]	4,466,530	4,296,071
Long Beach Mortgage Loan Trust,
Series 2006-2, Class 1A
(LIBOR USD 1-Month plus 0.36%)
0.82%	03/25/46[2]	6,943,768	6,108,021
Long Beach Mortgage Loan Trust,
Series 2006-9, Class 2A2
(LIBOR USD 1-Month plus 0.11%)
0.57%	10/25/36[2]	50,686,128	18,146,483
MASTR Adjustable Rate Mortgages Trust,
Series 2003-7, Class 3A1
1.91%	11/25/33[4]	134,603	130,928
MASTR Adjustable Rate Mortgages Trust,
Series 2004-15, Class 8A1
3.80%	10/25/34[4]	124,703	122,316
MASTR Adjustable Rate Mortgages Trust,
Series 2004-3, Class 3A3
2.53%	04/25/34[4]	40,216	40,237
MASTR Adjustable Rate Mortgages Trust,
Series 2006-OA2, Class 1A1
(Federal Reserve US 12-Month Cumulative Average plus 0.80%)
0.94%	12/25/46[2]	17,819,765	15,921,594
MASTR Adjustable Rate Mortgages Trust,
Series 2007-2, Class A1
(LIBOR USD 1-Month plus 0.30%)
0.76%	03/25/47[2]	2,819,333	2,708,200
MASTR Asset-Backed Securities Trust,
Series 2006-WMC1, Class A3
(LIBOR USD 1-Month plus 0.36%)
0.82%	02/25/36[2]	17,392,923	8,207,522
MASTR Asset-Backed Securities Trust,
Series 2007-HE1, Class A4
(LIBOR USD 1-Month plus 0.28%)
0.74%	05/25/37[2]	3,150,000	2,848,551
MASTR Asset-Backed Securities Trust,
Series 2007-WMC1, Class A2
(LIBOR USD 1-Month plus 0.05%)
0.51%	01/25/37[2]	16,961,461	6,002,004
Merrill Lynch Alternative Note Asset Trust,
Series 2007-A3, Class A2D
(LIBOR USD 1-Month plus 0.66%)
1.12%	04/25/37[2,5,6]	883,581	44,393
Merrill Lynch Alternative Note Asset Trust,
Series 2007-OAR2, Class A2
(LIBOR USD 1-Month plus 0.42%)
0.88%	04/25/37[2]	7,957,484	7,533,497

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-1, Class A2C
(LIBOR USD 1-Month plus 0.25%)
0.71%	04/25/37[2]	$18,276,968	$8,755,414
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-4, Class 2A4
(LIBOR USD 1-Month plus 0.25%)
0.71%	07/25/37[2]	954,748	786,408
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-5, Class 1A
(LIBOR USD 1-Month plus 0.85%)
1.31%	10/25/37[2]	24,933,498	16,421,044
Merrill Lynch Mortgage Investors Trust,
Series 2003-A6, Class 2A
2.38%	10/25/33[4]	100,872	100,261
Merrill Lynch Mortgage Investors Trust,
Series 2007-2, Class 1A1
(US Treasury Yield Curve Rate T Note Constant Maturity
1-Year plus 2.40%)
3.53%	08/25/36[2]	818,764	781,473
Morgan Stanley ABS Capital I Trust,
Series 2006-NC2, Class A2D
(LIBOR USD 1-Month plus 0.58%)
1.04%	02/25/36[2]	1,491,163	1,489,391
Morgan Stanley ABS Capital I, Inc., Trust,
Series 2006-HE4, Class A3
(LIBOR USD 1-Month plus 0.30%)
0.76%	06/25/36[2]	9,817,713	5,987,316
Morgan Stanley ABS Capital I, Inc., Trust,
Series 2006-HE4, Class A4
(LIBOR USD 1-Month plus 0.48%)
0.94%	06/25/36[2]	10,473,283	6,463,069
Morgan Stanley ABS Capital I, Inc., Trust,
Series 2007-NC3, Class A2C
(LIBOR USD 1-Month plus 0.19%)
0.65%	05/25/37[2]	24,122,972	20,477,412
Morgan Stanley Home Equity Loan Trust,
Series 2006-3, Class A4
(LIBOR USD 1-Month plus 0.52%)
0.98%	04/25/36[2]	12,892,366	10,384,877
Morgan Stanley Mortgage Loan Trust,
Series 2004-7AR, Class 2A4
2.07%	09/25/34[4]	228,047	223,106
Morgan Stanley Mortgage Loan Trust,
Series 2006-2, Class 1A
5.25%	02/25/21	46,417	47,282
MortgageIT Trust,
Series 2005-2, Class 2A
(LIBOR USD 1-Month plus 1.65%)
1.88%	05/25/35[2]	874,777	871,132
New Century Home Equity Loan Trust,
Series 2005-D, Class A2D
(LIBOR USD 1-Month plus 0.66%)
1.12%	02/25/36[2]	631,482	631,379

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 246

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
New York Mortgage Trust,
Series 2005-3, Class A1
(LIBOR USD 1-Month plus 0.48%)
0.94%	02/25/36[2]	$299,420	$300,499
Nomura Asset Acceptance Corp.,
Series 2005-AR4, Class 4A1
3.24%	08/25/35[4]	2,330,809	1,900,210
Nomura Resecuritization Trust,
Series 2016-2R, Class 1A1
0.34%	09/26/36[1,4]	1,083,144	1,080,133
NRPL,
Series 2019-3A, Class A1 (STEP-reset date 05/25/22)
3.00%	07/25/59[1]	10,557,492	10,520,728
Oakwood Mortgage Investors, Inc.,
Series 2000-A, Class A5
8.16%	09/15/29[4]	10,331,953	3,692,103
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates, Series 2005-3, Class M2 (LIBOR USD 1-Month plus 0.72%)
1.18%	07/25/35[2]	4,079,639	4,083,645
Option One Mortgage Loan Trust,
Series 2007-4, Class 2A2
(LIBOR USD 1-Month plus 0.18%)
0.64%	04/25/37[2]	13,880,095	9,342,278
Option One Mortgage Loan Trust,
Series 2007-5, Class 2A2
(LIBOR USD 1-Month plus 0.17%)
0.63%	05/25/37[2]	19,934,787	12,697,200
Ownit Mortgage Loan Trust,
Series 2006-2, Class A1
(LIBOR USD 1-Month plus 0.42%)
0.88%	01/25/37[2]	5,391,136	5,016,904
PHH Alternative Mortgage Trust,
Series 2007-2, Class 1A4
(LIBOR USD 1-Month plus 0.60%)
1.06%	05/25/37[2]	9,790,110	9,574,646
Popular ABS Mortgage Pass-Through Trust,
Series 2007-A, Class A3
(LIBOR USD 1-Month plus 0.31%)
0.77%	06/25/47[2]	5,152,000	4,924,205
PRET, LLC,
Series 2022-RN1, Class A1 (STEP-reset date 04/25/22)
3.72%	07/25/51[1]	17,565,730	17,266,837
PRPM LLC,
Series 2021-9, Class A1
2.36%	10/25/26[1,4]	16,390,745	15,731,632
PRPM, LLC,
Series 2021-8, Class A1
1.74%	09/25/26[1,4]	9,385,114	8,936,135
RAAC Trust,
Series 2005-SP1, Class 4A1
7.00%	09/25/34	53,117	51,108
Residential Accredit Loans Trust,
Series 2005-QA13, Class 2A1
3.97%	12/25/35[4]	1,522,521	1,405,014

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Residential Accredit Loans Trust,
Series 2005-QA4, Class A41
3.29%	04/25/35[4]	$11,806	$11,791
Residential Accredit Loans Trust,
Series 2005-QA7, Class A21
2.99%	07/25/35[4]	600,289	586,916
Residential Accredit Loans Trust,
Series 2005-QA8, Class CB21
3.47%	07/25/35[4]	608,351	407,515
Residential Accredit Loans Trust,
Series 2006-QS13, Class 2A1
5.75%	09/25/21	5,243	4,532
Residential Accredit Loans Trust,
Series 2006-QS16, Class A6
6.00%	11/25/36	377,521	354,348
Residential Accredit Loans Trust,
Series 2007-QA3, Class A1
(LIBOR USD 1-Month plus 0.10%)
0.56%	05/25/37[2]	14,281,152	13,694,488
Residential Accredit Loans Trust,
Series 2007-QH6, Class A1
(LIBOR USD 1-Month plus 0.38%)
0.84%	07/25/37[2]	8,592,978	8,439,805
Residential Accredit Loans Trust,
Series 2007-QS1, Class 2AV (IO)
0.17%	01/25/37[4,5,6]	1,734,805	10,063
Residential Asset Securities Corp.,
Series 2005-KS9, Class M4
(LIBOR USD 1-Month plus 0.60%)
1.36%	10/25/35[2]	149,368	149,541
Residential Asset Securitization Trust,
Series 2006-A9CB, Class A9
6.00%	09/25/36	4,941,626	2,121,497
Residential Funding Mortgage Securities Trust,
Series 2007-SA2, Class 1A
3.44%	04/25/37[4]	254,459	164,660
Saxon Asset Securities Trust,
Series 2005-4, Class M1
(LIBOR USD 1-Month plus 0.66%)
1.12%	11/25/37[2]	231,267	231,447
Saxon Asset Securities Trust,
Series 2007-2, Class A2C
(LIBOR USD 1-Month plus 0.24%)
0.70%	05/25/47[2]	13,979,947	11,341,646
Securitized Asset-Backed Receivables LLC Trust,
Series 2006-CB1, Class AF4 (STEP-reset date 05/25/22)
2.91%	01/25/36	3,832,871	3,537,106
Securitized Asset-Backed Receivables LLC Trust,
Series 2006-WM4, Class A1
(LIBOR USD 1-Month plus 0.38%)
0.84%	11/25/36[1,2]	9,428,785	5,397,426
Securitized Asset-Backed Receivables LLC Trust,
Series 2007-BR2, Class A2
(LIBOR USD 1-Month plus 0.23%)
0.69%	02/25/37[2]	1,053,366	561,029

See accompanying Notes to Financial Statements.

247 / Annual Report March 2022

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Securitized Asset-Backed Receivables LLC Trust,
Series 2007-BR4, Class A2B
(LIBOR USD 1-Month plus 0.20%)
0.66%	05/25/37[2]	$1,949,927	$1,368,226
Securitized Asset-Backed Receivables LLC Trust,
Series 2007-NC1, Class A2B
(LIBOR USD 1-Month plus 0.15%)
0.61%	12/25/36[2]	5,923,613	3,937,887
Soundview Home Loan Trust,
Series 2006-WF2, Class M1
(LIBOR USD 1-Month plus 0.33%)
0.79%	12/25/36[2]	2,260,630	2,258,236
Soundview Home Loan Trust,
Series 2007-OPT1, Class 2A3
(LIBOR USD 1-Month plus 0.21%)
0.67%	06/25/37[2]	20,367,386	15,395,467
Soundview Home Loan Trust,
Series 2007-WMC1, Class 3A3
(LIBOR USD 1-Month plus 0.26%)
0.72%	02/25/37[2]	1,016,530	355,935
Specialty Underwriting & Residential Finance Trust,
Series 2007-BC2, Class A1
(LIBOR USD 1-Month plus 0.23%)
0.69%	04/25/37[2]	21,964,350	17,512,220
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-12, Class 2A
2.68%	09/25/34[4]	450,664	452,291
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-2, Class 4A2
2.71%	03/25/34[4]	863,180	843,295
Structured Adjustable Rate Mortgage Loan Trust,
Series 2005-12, Class 3A1
2.34%	06/25/35[4]	510,219	472,661
Structured Adjustable Rate Mortgage Loan Trust,
Series 2005-21, Class 2A
2.54%	11/25/35[4]	809,098	694,872
Structured Adjustable Rate Mortgage Loan Trust,
Series 2005-7, Class 1A3
2.96%	04/25/35[4]	2,251,478	2,283,588
Structured Adjustable Rate Mortgage Loan Trust,
Series 2006-11, Class 1A1
(LIBOR USD 1-Month plus 0.32%)
0.78%	12/25/36[2]	1,161,141	1,131,392
Structured Asset Investment Loan Trust,
Series 2004-6, Class A3
(LIBOR USD 1-Month plus 0.80%)
1.26%	07/25/34[2]	9,667,207	9,067,404
Structured Asset Mortgage Investments II Trust,
Series 2006-AR3, Class 22A1
2.48%	05/25/36[4]	451,397	283,547
Structured Asset Mortgage Investments II Trust,
Series 2006-AR5, Class 1A1
(LIBOR USD 1-Month plus 0.42%)
0.88%	05/25/36[2]	206,402	198,808

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Structured Asset Mortgage Investments II Trust,
Series 2006-AR7, Class A1BG
(LIBOR USD 1-Month plus 0.12%)
0.58%	08/25/36[2]	$9,776,356	$9,243,093
Structured Asset Mortgage Investments II Trust,
Series 2007-AR6, Class A1
(Federal Reserve US 12-Month Cumulative Average plus 1.50%)
1.64%	08/25/47[2]	9,911,713	9,456,738
Structured Asset Securities Corp. Mortgage Loan Trust,
Series 2005-2XS, Class 2A2
(LIBOR USD 1-Month plus 1.50%)
1.73%	02/25/35[2]	65,833	66,313
Structured Asset Securities Corp. Mortgage Loan Trust,
Series 2005-4XS, Class 2A1A
(LIBOR USD 1-Month plus 1.75%)
1.98%	03/25/35[2]	1,111,153	1,133,096
Structured Asset Securities Corp. Mortgage Pass-Through Certificates,
Series 2003-34A, Class 3A3
3.03%	11/25/33[4]	19,961	20,454
SunTrust Adjustable Rate Mortgage Loan Trust,
Series 2007-4, Class 3A1
2.66%	10/25/37[4]	996,970	912,064
SunTrust Adjustable Rate Mortgage Loan Trust,
Series 2007-S1, Class 2A1
2.52%	01/25/37[4]	383,018	393,978
SunTrust Adjustable Rate Mortgage Loan Trust,
Series 2007-S1, Class 5A1
2.90%	01/25/37[4]	128,630	127,452
VOLT XCIV LLC,
Series 2021-NPL3, Class A1 (STEP-reset date 04/25/22)
2.24%	02/27/51[1]	13,476,935	12,995,453
WaMu Asset-Backed Certificates,
Series 2007-HE1, Class 2A2
(LIBOR USD 1-Month plus 0.11%)
0.57%	01/25/37[2]	5,613,974	3,150,249
WaMu Asset-Backed Certificates,
Series 2007-HE2, Class 2A2
(LIBOR USD 1-Month plus 0.22%)
0.68%	02/25/37[2]	29,289,542	10,864,472
WaMu Mortgage Pass-Through Certificates,
Series 2004-AR13, Class A1A
(LIBOR USD 1-Month plus 0.72%)
1.18%	11/25/34[2]	122,330	119,016
WaMu Mortgage Pass-Through Certificates,
Series 2004-AR14, Class A1
2.75%	01/25/35[4]	403,263	403,132
WaMu Mortgage Pass-Through Certificates,
Series 2004-AR6, Class A
(LIBOR USD 1-Month plus 0.84%)
1.30%	05/25/44[2]	24,390	24,546
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR12, Class 1A6
2.85%	10/25/35[4]	824,994	816,641

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 248

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR14, Class 2A1
2.86%	12/25/35[4]	$20,909	$21,022
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR16, Class 1A3
2.67%	12/25/35[4]	1,000,988	1,010,002
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR2, Class 2A21
(LIBOR USD 1-Month plus 0.66%)
1.12%	01/25/45[2]	440,504	435,937
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR9, Class A1A
(LIBOR USD 1-Month plus 0.64%)
1.10%	07/25/45[2]	478,492	467,827
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR3, Class A1A
(Federal Reserve US 12-Month Cumulative Average plus 1.00%)
1.14%	02/25/46[2]	3,523,518	3,446,362
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR4, Class 1A1A
(Federal Reserve US 12-Month Cumulative Average plus 0.94%)
1.04%	05/25/46[2]	1,472,258	1,446,069
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR7, Class 2A
(Federal Reserve US 12-Month Cumulative Average plus 0.98%)
1.12%	07/25/46[2]	3,477,090	3,317,102
WaMu Mortgage Pass-Through Certificates,
Series 2007-HY3, Class 1A1
2.92%	03/25/37[4]	1,690,965	1,562,292
WaMu Mortgage Pass-Through Certificates,
Series 2007-OA5, Class 1A
(Federal Reserve US 12-Month Cumulative Average plus 0.75%)
0.89%	06/25/47[2]	1,361,119	1,290,704
WaMu Mortgage Pass-Through Certificates,
Series 2007-OC1, Class A1
(LIBOR USD 1-Month plus 0.24%)
0.70%	01/25/47[2]	5,004,659	4,960,910
Wells Fargo Alternative Loan Trust,
Series 2007-PA5, Class 1A1
6.25%	11/25/37	1,586,289	1,497,515
Wells Fargo Home Equity Asset-Backed Securities Trust,
Series 2007-1, Class A3
(LIBOR USD 1-Month plus 0.64%)
1.10%	03/25/37[2]	4,690,000	4,342,131
Wells Fargo Mortgage-Backed Securities Trust,
Series 2006-AR14, Class 2A1
2.60%	10/25/36[4]	355,979	342,181
Wells Fargo Mortgage-Backed Securities Trust,
Series 2006-AR4, Class 1A1
2.87%	04/25/36[4]	80,120	76,341
			1,026,018,359

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Commercial Mortgage-Backed — 1.15%
Fannie Mae-Aces,
Series 2016-M11, Class X2 (IO)
2.94%	07/25/39[4]	$18,227,249	$479,123
Fannie Mae-Aces,
Series 2016-M2, Class X3 (IO)
2.12%	04/25/36[4]	11,666,036	117,317
Fannie Mae-Aces,
Series 2016-M4, Class X2 (IO)
2.65%	01/25/39[4]	35,539,516	1,004,286
Fannie Mae-Aces,
Series 2019-M29, Class X4 (IO)
0.70%	03/25/29[4]	117,375,779	4,255,782
Freddie Mac Multifamily PC REMIC Trust,
Series 2019-P002, Class X (IO)
0.77%	07/25/33[4]	14,520,699	1,391,567
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K021, Class X3 (IO)
1.97%	07/25/40[4]	26,660,903	119,040
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K022, Class X3 (IO)
1.81%	08/25/40[4]	37,280,187	215,802
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K031, Class X1 (IO)
0.18%	04/25/23[4]	354,284,559	621,805
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K043, Class X3 (IO)
1.63%	02/25/43[4]	58,000,000	2,422,614
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K051, Class X3 (IO)
1.61%	10/25/43[4]	44,865,280	2,362,103
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K054, Class X1 (IO)
1.16%	01/25/26[4]	53,035,035	1,997,984
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K055, Class X3 (IO)
1.64%	04/25/44[4]	32,000,000	1,832,282
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K056, Class X1 (IO)
1.26%	05/25/26[4]	59,085,212	2,479,035
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K057, Class X1 (IO)
1.17%	07/25/26[4]	121,723,493	5,029,615
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K726, Class X1 (IO)
0.90%	04/25/24[4]	121,607,266	1,695,521

See accompanying Notes to Financial Statements.

249 / Annual Report March 2022

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Commercial Mortgage-Backed (continued)
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series KC01, Class X1 (IO)
0.42%	12/25/22[4]	$31,156,710	$127,423
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series KC05, Class X1 (IO)
1.20%	06/25/27[4]	88,571,524	3,433,883
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series KC07, Class X1 (IO)
0.73%	09/25/26[4]	84,627,979	1,940,037
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series KF31, Class A
(LIBOR USD 1-Month plus 0.37%)
0.61%	04/25/24[2]	2,337,166	2,339,209
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series KIR1, Class X (IO)
1.05%	03/25/26[4]	115,095,458	3,995,746
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series KL05, Class X1HG (IO)
1.22%	12/25/27[4]	49,531,000	2,708,256
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series KS06, Class X (IO)
1.05%	08/25/26[4]	66,390,108	2,112,308
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series KS07, Class X (IO)
0.64%	09/25/25[4]	101,904,872	2,212,054
Ginnie Mae,
Series 2011-152, Class IO (IO)
0.02%	08/16/51[4]	5,839,814	2,653
Ginnie Mae,
Series 2012-112, Class IO (IO)
0.13%	02/16/53[4]	32,551,029	135,009
Ginnie Mae,
Series 2012-78, Class IO (IO)
0.11%	06/16/52[4]	43,682,033	85,232
Ginnie Mae,
Series 2014-103, Class IO (IO)
0.20%	05/16/55[4]	14,651,466	151,999
Ginnie Mae,
Series 2014-125, Class IO (IO)
0.94%	11/16/54[4]	11,024,820	362,885
			45,630,570
U.S. Agency Mortgage-Backed — 12.05%
Fannie Mae REMICS,
Series 2006-11, Class PS
(-3.67 X LIBOR USD 1-Month plus 24.57%, 24.57% Cap)
22.89%	03/25/36[2]	12,940	18,851

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS,
Series 2006-8, Class HJ (IO)
(-1.00 X LIBOR USD 1-Month plus 6.60%, 6.60% Cap)
6.14%	03/25/36[2]	$614,599	$94,261
Fannie Mae REMICS,
Series 2007-52, Class LS (IO)
(-1.00 X LIBOR USD 1-Month plus 6.05%, 6.05% Cap)
5.59%	06/25/37[2]	28,097	3,111
Fannie Mae REMICS,
Series 2007-77, Class SK (IO)
(-1.00 X LIBOR USD 1-Month plus 5.87%, 5.87% Cap)
5.41%	08/25/37[2]	59,454	7,659
Fannie Mae REMICS,
Series 2007-88, Class JI (IO)
(-1.00 X LIBOR USD 1-Month plus 6.45%, 6.45% Cap)
5.99%	04/25/37[2]	660,961	98,974
Fannie Mae REMICS,
Series 2008-18, Class SM (IO)
(-1.00 X LIBOR USD 1-Month plus 7.00%, 7.00% Cap)
6.54%	03/25/38[2]	39,275	3,958
Fannie Mae REMICS,
Series 2008-62, Class SN (IO)
(-1.00 X LIBOR USD 1-Month plus 6.20%, 6.20% Cap)
5.74%	07/25/38[2]	67,773	7,878
Fannie Mae REMICS,
Series 2010-116, Class SE (IO)
(-1.00 X LIBOR USD 1-Month plus 6.60%, 6.60% Cap)
6.14%	10/25/40[2]	34,292	5,374
Fannie Mae REMICS,
Series 2012-56, Class FK
(LIBOR USD 1-Month plus 0.45%)
0.91%	06/25/42[2]	2,266,232	2,272,515
Fannie Mae REMICS,
Series 2013-5, Class GF
(LIBOR USD 1-Month plus 1.10%)
1.56%	10/25/42[2]	147,389	147,381
Fannie Mae REMICS,
Series 2014-49, Class CF
(LIBOR USD 1-Month plus 1.00%)
1.23%	07/25/43[2]	4,638,826	4,710,024
Fannie Mae REMICS,
Series 2019-33, Class FN
(LIBOR USD 1-Month plus 0.40%)
0.86%	07/25/49[2]	4,458,215	4,464,181
Freddie Mac REMICS,
Series 2711, Class FA
(LIBOR USD 1-Month plus 1.00%)
1.40%	11/15/33[2]	39,215	40,279
Freddie Mac REMICS,
Series 2733, Class FB
(LIBOR USD 1-Month plus 0.60%)
1.00%	10/15/33[2]	158,894	161,057
Freddie Mac REMICS,
Series 3339, Class JS
(-6.50 X LIBOR USD 1-Month plus 42.84%, 42.84% Cap)
40.26%	07/15/37[2]	9,360	16,820

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 250

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Freddie Mac REMICS,
Series 3404, Class AS (IO)
(-1.00 X LIBOR USD 1-Month plus 5.90%, 5.90% Cap)
5.50%	01/15/38[2]	$41,006	$6,771
Freddie Mac REMICS,
Series 3439, Class SC (IO)
(-1.00 X LIBOR USD 1-Month plus 5.90%, 5.90% Cap)
5.50%	04/15/38[2]	31,536	3,627
Freddie Mac REMICS,
Series 3885, Class PO (PO)
0.00%	11/15/33[11]	12,324	10,899
Freddie Mac REMICS,
Series 4030, Class HS (IO)
(-1.00 X LIBOR USD 1-Month plus 6.61%, 6.61% Cap)
6.21%	04/15/42[2]	80,676	13,678
Freddie Mac REMICS,
Series 4919, Class FP
(LIBOR USD 1-Month plus 0.45%)
0.91%	09/25/49[2]	3,878,068	3,883,686
Freddie Mac REMICS,
Series 4993, Class OP (PO)
0.00%	10/25/58[11]	2,900,317	2,735,257
Ginnie Mae,
Series 2011-146, Class EI (IO)
5.00%	11/16/41	73,998	12,927
Ginnie Mae,
Series 2011-70, Class IL (IO)
(-1.00 X LIBOR USD 1-Month plus 7.10%, 0.60% Cap)
0.60%	06/16/37[2]	425,165	3,845
Ginnie Mae,
Series 2011-81, Class IC (IO)
(-1.00 X LIBOR USD 1-Month plus 6.72%, 0.62% Cap)
0.62%	07/20/35[2]	527,744	6,821
Ginnie Mae,
Series 2013-135, Class CS (IO)
(-1.00 X LIBOR USD 1-Month plus 6.20%, 6.20% Cap)
5.77%	09/16/43[2]	1,678,128	251,304
Ginnie Mae,
Series 2017-136, Class IO (IO)
5.00%	09/20/47	339,369	59,003
Ginnie Mae,
Series 2019-86, Class FE
(LIBOR USD 1-Month plus 0.40%)
0.85%	07/20/49[2]	4,690,789	4,689,600
Ginnie Mae,
Series 2020-133, Class FA
0.55%	02/20/49[4]	3,278,503	3,287,246
UMBS (TBA)
2.00%	04/01/52	41,450,000	38,454,795
2.00%	05/01/52	125,300,000	116,105,135
2.50%	05/01/52	189,125,000	180,077,814
3.00%	04/01/52	5,075,000	4,964,777

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
3.00%	05/01/52	$116,100,000	$113,342,631

			479,962,139

Total Mortgage-Backed
(Cost $1,982,378,419)			1,836,638,514

MUNICIPAL BONDS — 0.48%*
California — 0.23%
California State University Revenue Bonds, University & College Improvements, Series B
2.37%	11/01/35	1,995,000	1,705,460
Los Angeles Department of Water & Power Water System Revenue Bonds, Water Utility Improvements, Series SY
6.01%	07/01/39	1,950,000	2,434,475
Los Angeles Unified School District General Obligation Bonds, School Improvements, Series KR
5.76%	07/01/29	2,935,000	3,336,842
Regents of the University of California Medical Center Pooled Revenue Bonds, Health, Hospital and Nursing Home Improvements, Series N
3.26%	05/15/60	1,790,000	1,603,505
			9,080,282
Florida — 0.11%

County of Miami-Dade Aviation Revenue Bonds, Airport and Marina Improvements, Series B
2.81%	10/01/34	1,000,000	921,527
2.86%	10/01/35	1,750,000	1,617,892
County of Miami-Dade Aviation Revenue Bonds, Airport and Marina Improvements, Series D
3.35%	10/01/29	2,000,000	1,996,379
			4,535,798

New York — 0.14%
Metropolitan Transportation Authority Revenue Bonds, Transit Improvements, Series C2
5.18%	11/15/49	975,000	1,114,944
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Public Improvements, Subseries FI
3.95%	08/01/32	1,000,000	1,020,038
New York State Dormitory Authority Revenue Bonds,
University & College Improvements
5.29%	03/15/33	3,100,000	3,460,238

			5,595,220

Total Municipal Bonds
(Cost $20,217,476)			19,211,300

U.S. TREASURY SECURITIES — 1.42%
U.S. Treasury Notes — 1.42%
U.S. Treasury Notes
1.50%	02/29/24	37,631,000	37,087,114

See accompanying Notes to Financial Statements.

251 / Annual Report March 2022

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Issues	Maturity Date	Principal Amount	Value

U.S. TREASURY SECURITIES (continued)

U.S. Treasury Notes (continued)
1.75%	03/15/25	$20,061,000	$19,646,580

Total U.S. Treasury Securities
(Cost $57,106,216)			56,733,694

Total Bonds — 100.05%
(Cost $4,213,814,528)			3,986,330,212

Issues		Shares	Value

COMMON STOCK — 0.30%

Communications — 0.11%
Intelsat Emergence SA3,5,6,9
(Luxembourg)		141,055	4,231,650

Electric — 0.00%
Homer City Holdings LLC†,5,6,9,10		112,222	—

Financials — 0.19%

AGNC Investment Corp.		582,000	7,624,200

Total Common Stock
(Cost $17,826,353)			11,855,850

RIGHTS — 0.00%

Communications — 0.00%
Intelsat Jackson Holdings SA, Series A3,5,6,9 (Luxembourg)		14,771	—
Intelsat Jackson Holdings SA, Series B3,5,6,9 (Luxembourg)		14,771	—

			—

Total Rights
(Cost $–)			—

Purchased Options - 0.01%
(Cost $1,664,253)			467,063

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS — 10.32%

Money Market Funds — 4.78%
Dreyfus Government Cash Management Fund
0.19%[12]		11,565,000	11,565,000
Fidelity Investments Money Market Funds - Government Portfolio
0.12%[12,13]		761,390	761,390
Morgan Stanley Institutional Liquidity Funds - Government Portfolio
0.23%[12]		177,930,000	177,930,000
			190,256,390

U.S. Agency Discount Notes — 0.50%
Federal Home Loan Bank
3.22%	09/04/24	20,435,000	20,081,296
			20,081,296

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS (continued)

U.S. Treasury Bills — 5.04%
U.S. Treasury Bills
0.13%[14]	04/12/22	$1,100,000	$1,099,955
0.05%[14]	04/21/22	50,000,000	49,995,833
0.18%[14]	06/23/22	25,000,000	24,973,197
0.37%[14]	07/28/22	75,000,000	74,815,625
0.61%[14]	08/25/22	50,000,000	49,823,585
			200,708,195

Total Short-Term Investments
(Cost $411,567,375)			411,045,881

Total Investments Before Written Options - 110.68%
(Cost $4,644,872,509)			4,409,699,006

Written Options - (0.35)%
(Cost $(7,540,049))			(14,047,392)

Net unrealized depreciation on unfunded commitments - 0.00%			(13,886)

Liabilities in Excess of Other Assets - (10.33)%			(411,490,226)

Net Assets - 100.00%			$3,984,147,502

[1]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[2]	Floating rate security. The rate disclosed was in effect at March 31, 2022.
[3]	Foreign denominated security issued by foreign domiciled entity.
[4]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[5]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[6]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $18,873,501, which is 0.47% of total net assets.
[7]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $690,124, at an interest rate of 1.88% and a maturity of July 17, 2028. The investment is not accruing an unused commitment fee.

[8]	Perpetual security with no stated maturity date.
[9]	Non-income producing security.
[10]	Security is currently in default with regard to scheduled interest or principal payments.
[11]	Zero coupon bond. The rate shown is the effective yield as of March 31, 2022.
[12]	Represents the current yield as of March 31, 2022.
[13]	Securities, or a portion thereof, pledged as collateral for swaps. The total market value of collateral pledged is $761,390.
[14]	Represents annualized yield at date of purchase.
†

Fair valued security. The aggregate value of fair valued securities is $35,599,259, which is 0.89% of total net assets. Fair valued securities were not valued utilizing an independent quote but were valued pursuant to guidelines established by the Board of Trustees. See Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 252

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2022

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Bank Note

(CAD): Canadian Dollar

(CLO): Collateralized Loan Obligation

(EDC): Economic Development Corporation

(EMTN): Euro Medium-Term Note

(EUR): Euro

(EURIBOR): Euro InterBank Offer Rate

(GBP): British Pound

(GMTN): Global Medium-Term Note

(IO): Interest Only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-Term Note

(PO): Principal Only

(S&P): Standard & Poor’s

(SOFR): Secured Overnight Financing Rate

(STEP): Step Coupon Bond

(TBA): To-Be-Announced

(USD): U.S. Dollar

Currency to be Purchased	Currency to be Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
FOREIGN CURRENCY EXCHANGE CONTRACT
CAD 77,057,000	USD 60,415,540	Citigroup Global Markets, Inc.	04/08/22	$1,274,458
EUR 2,577,000	USD 2,835,071	Goldman Sachs International	04/08/22	32,906
USD 5,016,355	GBP 3,739,000	Goldman Sachs International	04/08/22	93,645

				1,401,009

GBP 3,739,000	USD 5,020,989	Goldman Sachs International	04/08/22	(98,280)
USD 60,082,494	CAD 77,057,000	Citigroup Global Markets, Inc.	04/08/22	(1,607,503)
USD 2,864,501	EUR 2,577,000	Goldman Sachs International	04/08/22	(3,476)
USD 2,713,853	EUR 2,458,000	Goldman Sachs International	07/08/22	(32,448)
USD 1,798,046	GBP 1,373,000	Goldman Sachs International	07/08/22	(9,293)

				(1,751,000)

NET UNREALIZED DEPRECIATION				$(349,991)

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Five-Year Note	3,883	06/30/22	$445,331,563	$(11,026,317)	$(11,026,317)
FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Ten-Year Ultra Bond	3,365	06/21/22	(455,852,344)	15,190,521	15,190,521
U.S. Treasury Ultra Bond	1,038	06/21/22	(183,855,750)	6,267,118	6,267,118

			(639,708,094)	21,457,639	21,457,639

TOTAL FUTURES CONTRACTS			$(194,376,531)	$10,431,322	$10,431,322

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Implied Credit Spread at 03/31/22[1]	Counterparty	Expiration Date	Notional Amount (000’s)[2]	Value[3]	Premiums Paid	Unrealized Appreciation
SWAPS: CREDIT DEFAULT (SALES) - SINGLE ISSUES OTC[4]
1011778 BC ULC/New Red Finance, Inc., 4.00%, due 10/15/30[5]	5.00%	3 Months	120	Credit Suisse First Boston International	06/20/23	$9,250	$438,220	$372,539	$65,682
Berry Global, Inc., 5.63%, due 07/15/27	5.00%	3 Months	175	Credit Suisse First Boston International	12/20/23	10,370	578,056	548,572	29,484

TOTAL							$1,016,276	$921,111	$95,166

See accompanying Notes to Financial Statements.

253 / Annual Report March 2022

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2022

[1]

An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swaps on corporate issues as of year end serve as an indicator of the current status of the payment performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

[2]

The maximum potential amount for the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices are resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of year end. Increasing values (buy protection) or decreasing values (sell protection), when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

[4]

If the Fund is a seller of protection and credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection the amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

[5]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

Description	Number of contracts	Exercise Price	Expiration Date	Notional Amount	Value

PURCHASED CALL OPTIONS EXCHANGE TRADED

90-Day Euro Dollar Futures	825	$98.00	12/19/22	$6,022,913	$371,250

IMM Eurodollar 1-Year MIDCV Future Options	506	98.38	09/16/22	3,676,596	41,113

IMM Eurodollar 1-Year MIDCV Future Options	1,094	98.75	09/16/22	52,993,360	54,700

TOTAL PURCHASED OPTIONS				$62,692,869	$467,063

Description	Number of contracts	Exercise Price	Expiration Date	Notional Amount	Value

WRITTEN CALL OPTIONS EXCHANGE TRADED

90-Day Euro Dollar Futures	825	$98.25	12/19/22	$(6,022,913)	$(257,812)

IMM Eurodollar 2-Year MIDCV Future Options	742	97.63	12/16/22	(45,120,556)	(510,125)

IMM Eurodollar 2-Year MIDCV Future Options	1,195	97.88	12/16/22	(72,667,203)	(560,156)

IMM Eurodollar 1-Year MIDCV Future Options	2,485	99.00	09/16/22	(108,336,060)	(93,188)

				(232,146,732)	(1,421,281)

WRITTEN PUT OPTIONS EXCHANGE TRADED

90-Day Euro Dollar Futures	825	$97.25	12/19/22	$(6,022,913)	$(814,687)

IMM Eurodollar 1-Year MIDCV Future Options	2,986	97.63	09/16/22	(14,464,184)	(6,419,900)

IMM Eurodollar 2-Year MIDCV Future Options	1,937	97.38	12/16/22	(117,787,759)	(2,263,869)

				(138,274,856)	(9,498,456)

TOTAL WRITTEN OPTIONS				$(370,421,588)	$(10,919,737)

				Received by the Fund		Paid by the Fund
Description	Counterparty	Purchase Date	Maturity Date	Rate	Frequency	Rate	Frequency	Notional Amount (000’s)	Value	Premiums (Received)	Unrealized (Depreciation)
WRITTEN PUT SWAPTIONS
Option to enter into a 2-year Interest Rate Swap	JPMorgan Chase	03/09/22	06/08/22	1.95%	Semi- annually	3-month USD LIBOR	Quarterly	$202,250	$(3,127,655)	$(582,480)	$(2,545,175)

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 254

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2022

		Received by the Fund		Paid by the Fund
Description	Maturity Date	Rate	Frequency	Rate	Frequency	Notional Amount (000’s)	Value	Premiums Paid	Unrealized Appreciation (Depreciation)

SWAPS: INTEREST RATE
Interest Rate Swap[1]	12/07/53	3-month USD LIBOR	Quarterly	1.74%	Semi-annually	$10,195	$1,052,150	$—	$1,052,150
Interest Rate Swap[1]	07/24/53	3-month USD LIBOR	Quarterly	1.81%	Semi-annually	3,625	344,864	—	344,864
Interest Rate Swap[1]	07/24/53	3-month USD LIBOR	Quarterly	1.77%	Semi-annually	7,250	742,562	—	742,562
Interest Rate Swap[1]	07/24/53	3-month USD LIBOR	Quarterly	1.79%	Semi-annually	5,370	536,032	—	536,032
Interest Rate Swap[1]	09/28/53	3-month USD LIBOR	Quarterly	1.87%	Semi-annually	10,130	805,304	—	805,304
Interest Rate Swap[1]	12/07/25	1.69%	Semi-annually	3-month USD LIBOR	Quarterly	121,935	(2,453,991)	—	(2,453,991)
Interest Rate Swap[1]	07/24/25	1.07%	Semi-annually	3-month USD LIBOR	Quarterly	43,405	(1,501,644)	—	(1,501,644)
Interest Rate Swap[1]	07/24/25	1.03%	Semi-annually	3-month USD LIBOR	Quarterly	86,810	(3,079,671)	—	(3,079,671)
Interest Rate Swap[1]	07/24/25	1.03%	Semi-annually	3-month USD LIBOR	Quarterly	64,210	(2,268,302)	—	(2,268,302)
Interest Rate Swap[1]	09/28/25	1.39%	Semi-annually	3-month USD LIBOR	Quarterly	118,685	(3,233,763)	—	(3,233,763)

TOTAL SWAPS CONTRACTS						$471,615	$(9,056,459)	$—	$(9,056,459)

[1]	Centrally cleared.

See accompanying Notes to Financial Statements.

255 / Annual Report March 2022

[THIS PAGE INTENTIONALLY LEFT BLANK]

Metropolitan West Funds

Statements of Assets and Liabilities

March 31, 2022

ASSETS:	ALPHATRAK 500 FUND	CORPORATE BOND FUND

Investments, at value - Unaffiliated (Cost $44,016,081, $13,578,996, $12,693,329, $253,410,106, $507,473,767 and $740,547,517, respectively) (Note 2)	$43,697,150	$12,423,600
Investments, at value - Affiliated (Cost $0, $0, $0, $0, $0 and $27,171,821, respectively) (Note 5)	—	—
Cash and cash equivalents (Note 2)	44	—
Foreign Currency, at value (Cost $0, $0, $0, $1,096, $10,228 and $17,899, respectively)	—	—
Cash on deposit with brokers for collateral on swaps (Note 2)	—	47,962
Cash on deposit with brokers for collateral on futures (Note 2)	2,708,000	42,000
Receivable for securities sold	1,852,471	78,400
Receivable for capital stock sold	570,851	226
Dividends and interest receivable	161,669	99,659
Due from Adviser (Note 6)	25,763	14,613
Receivable for daily variation margin on futures contracts (Note 3)	17,887	1,547
Unrealized appreciation on foreign currency exchange contracts	—	4,548
Unrealized appreciation on foreign currency transactions	—	—
Net unrealized appreciation on unfunded commitments (Note 8)	—	—
Premiums paid for swap contracts	—	—
Unrealized appreciation on swap contracts	—	11,164
Other assets	14,037	21,673

Total assets	49,047,872	12,745,392

Liabilities:
Options written, at value (Premiums received $0, $1,848, $0, $74,002, $0 and $0, respectively) (Note 3)	—	10,206
Bank overdraft	—	272
Payable for securities purchased	3,285,059	75,053
Payable for daily variation margin on futures contracts (Note 3)	560,475	3,094
Payable for capital stock redeemed	16,921	4,135
Distributions payable	79	226
Unrealized depreciation on foreign currency exchange contracts	—	5,737
Unrealized depreciation on foreign currency transactions	—	—
Unrealized depreciation on swap contracts	—	39,241
Net unrealized depreciation on unfunded commitments (Note 8)	—	—
Advisory fees payable (Note 6)	14,780	4,350
Accrued distribution (12b-1) and service fees payable	—	1,246
Administrative fees payable	21,658	18,064
Custodian fees payable	11,207	17,344
Accrued other expenses	35,225	9,586

Total liabilities	3,945,404	188,554

Net assets	$45,102,468	$12,556,838

Class M Shares:
Net assets (Applicable to 3,928,208, 568,258, 1,738, 3,651,661, 1,737,330 and 16,894,728,shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$45,102,468	$5,621,577

Net asset value, offering and redemption price per Class M share	$11.48	$9.89

Class I Shares:
Net assets (Applicable to 0, 701,050, 1,137,535, 20,317,792, 48,557,554 and 54,977,626,shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	N/A	$6,935,261

Net asset value, offering and redemption price per Class I share	N/A	$9.89

Plan Class Shares:
Net assets (Applicable to 0, 0, 0, 0, 10 and 0, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	N/A	N/A

Net asset value, offering and redemption price per Plan Class share	N/A	N/A

Net Assets Consist of:
Paid-in Capital (Note 9)	$44,847,519	$13,793,344
Accumulated Earnings (Loss)	254,949	(1,236,506)

Net assets	$45,102,468	$12,556,838

[1] The net asset values of the Plan Class Shares of the Floating Rate Income Fund were calculated using unrounded net assets of $102.11 divided by the unrounded shares outstanding of 10.44.

See accompanying Notes to Financial Statements.

257 / Annual Report March 2022

Metropolitan West Funds

Statements of Assets and Liabilities

March 31, 2022

ESG SECURITIZED FUND	FLEXIBLE INCOME FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND

$12,102,806	$232,585,465	$500,506,686	$713,111,119
—	—	—	—
—	9,407,444	1,304,084	342,624
—	1,096	10,228	17,899
—	—	—	—
32,000	785,000	—	2,780,000
908,306	32,378,175	11,715,163	13,463,863
5,000	570,175	208,572	591,939
23,172	1,912,708	1,153,545	8,050,748
978	41,945	2,141	8,135
1,148	72,559	—	—
7,845	96,181	20,619	95,427
—	42	—	—
—	12	—	—
—	—	—	291,033
—	—	—	25,700
6,620	27,289	15,126	16,964

13,087,875	277,878,091	514,936,164	738,795,451

—	81,875	—	—
—	—	—	—
2,377,293	66,515,773	21,905,341	14,194,287
2,609	146,406	—	228,578
1,371	1,140,071	355,288	1,054,122
—	52,748	200,026	54,181
1,715	104,882	7,881	37,530
3	—	—	26
—	—	—	—
—	—	28,828	5,832
3,664	76,571	228,084	320,356
2	6,436	3,567	36,297
14,427	43,525	40,714	24,265
6,079	26,290	15,104	16,163
9,547	25,013	42,302	114,602

2,416,710	68,219,590	22,827,135	16,086,239

$10,671,165	$209,658,501	$492,109,029	$722,709,212

$16,265	$31,941,144	$17,003,497	$169,940,902

$9.36	$8.75	$9.79	$10.06

$10,654,900	$177,717,357	$475,105,430	$552,768,310

$9.37	$8.75	$9.78	$10.05

N/A	N/A	$102	N/A

N/A	N/A	$9.78[1]	N/A

$11,366,424	$234,022,666	$500,587,078	$804,967,931
(695,259)	(24,364,165)	(8,478,049)	(82,258,719)

$10,671,165	$209,658,501	$492,109,029	$722,709,212

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 258

Metropolitan West Funds

Statements of Assets and Liabilities

March 31, 2022

ASSETS:	INTERMEDIATE BOND FUND	INVESTMENT GRADE CREDIT FUND

Investments, at value - Unaffiliated (Cost $875,881,721, $13,482,058, $2,962,013,990, $3,321,170, $34,411,046 and $98,393,222,822, respectively) (Note 2)	$856,080,080	$11,718,057
Investments, at value - Affiliated (Cost $0, $0, $0, $0, $0 and $65,187,440, respectively) (Note 5)	—	—
Cash and cash equivalents (Note 2)	—	—
Cash on deposit with brokers for collateral on swaps (Note 2)	36	77,882
Cash on deposit with brokers for collateral on futures (Note 2)	4,044,000	92,000
Receivable for securities sold	51,118,119	1,153,945
Dividends and interest receivable	2,925,762	125,965
Receivable for capital stock sold	848,527	790
Unrealized appreciation on foreign currency exchange contracts	258,747	—
Premiums paid for swap contracts	144,467	—
Receivable for daily variation margin on futures contracts (Note 3)	90,914	2,719
Unrealized appreciation on swap contracts	17,982	15,253
Unrealized appreciation on foreign currency transactions	4	—
Net unrealized appreciation on unfunded commitments (Note 8)	—	—
Due from Adviser (Note 6)	—	20,354
Other assets	12,734	22,102

Total assets	915,541,372	13,229,067

Liabilities:
Options written, at value (Premiums received $1,391,267, $9,237, $5,045,243, $0, $18,699 and $158,157,572, respectively) (Note 3)	2,179,744	18,394
Reverse repurchase agreements (Proceeds $0, $0, $0, $0, $0 and $3,963,750,000, respectively) (Note 3)	—	—
Bank overdraft	4,782,107	2,462
Payable for securities purchased	112,442,047	2,162,787
Payable for capital stock redeemed	2,306,167	17,609
Unrealized depreciation on foreign currency exchange contracts	327,873	—
Payable for daily variation margin on futures contracts (Note 3)	53,250	6,344
Distributions payable	733	702
Unrealized depreciation on foreign currency transactions	—	—
Unrealized depreciation on swap contracts	—	64,334
Net unrealized depreciation on unfunded commitments (Note 8)	—	—
Advisory fees payable (Note 6)	238,190	3,770
Accrued distribution (12b-1) and service fees payable	4,467	488
Administrative fees payable	30,134	23,204
Custodian fees payable	29,928	19,664
Audit fees payable	38,606	6,675
Accrued other expenses	90,947	3,508

Total liabilities	122,524,193	2,329,941

Net assets	$793,017,179	$10,899,126

Class M Shares:

Net assets (Applicable to 2,450,422, 259,570, 55,362,416, 7,782, 2,439,193 and 609,964,109, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$24,746,337	$2,258,949

Net asset value, offering and redemption price per Class M share	$10.10	$8.70

Class I Shares:
Net assets (Applicable to 76,102,332, 992,802, 235,428,672, 330,792, 1,351,121 and 4,611,465,986, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$768,270,842	$8,640,177

Net asset value, offering and redemption price per Class I share	$10.10	$8.70

Class I-2 Shares:
Net assets (Applicable to 0, 0, 0, 0, 0 and 16,736,662, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	N/A	N/A

Net asset value, offering and redemption price per Class I-2 share	N/A	N/A

Administrative Class Shares:
Net assets (Applicable to 0, 0, 154,242, 0, 0 and 192,601,234, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	N/A	N/A

Net asset value, offering and redemption price per Administrative Class share	N/A	N/A

Plan Class Shares:
Net assets (Applicable to 0, 0, 0, 0, 0 and 2,324,492,622, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	N/A	N/A

Net asset value, offering and redemption price per Plan Class share	N/A	N/A

Net Assets Consist of:
Paid-in Capital (Note 9)	$835,388,867	$13,255,121
Accumulated Earnings (Loss)	(42,371,688)	(2,355,995)

Net assets	$793,017,179	$10,899,126

See accompanying Notes to Financial Statements.

259 / Annual Report March 2022

Metropolitan West Funds

Statements of Assets and Liabilities

March 31, 2022

LOW DURATION BOND FUND	OPPORTUNISTIC HIGH INCOME CREDIT FUND	STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND

$2,909,842,791	$3,028,869	$27,657,133	$96,192,352,066
—	—	—	—
9,700	856	—	450,374,581
5,309,027	—	107,743	856,638,289
16,673,000	21,000	351,000	409,415,000
400,745,519	25,502	2,269,332	17,002,452,683
7,849,922	50,571	353,870	318,782,585
2,907,346	—	161,152	172,210,073
—	—	1,321	29,813,453
449,987	—	—	4,014,850
596,537	281	2,531	5,454,762
58,109	—	24,767	73,085,827
—	—	6	—
—	—	—	7,880
—	2,668	28,297	—
68,253	6,619	15,003	472,403

3,344,510,191	3,136,366	30,972,155	115,515,074,452

7,103,886	—	38,025	290,863,292

—	—	—	3,963,750,000
—	—	1,860	—
835,071,794	64,836	4,274,041	33,126,477,638
4,840,883	691	320,906	272,848,801
—	—	3,872	27,578,964
819,486	—	11,906	14,681,406
132,291	—	6,126	10,072,103
—	—	—	87,341
—	—	90,756	267,502,283
5,620	—	—	—
647,479	1,283	14,793	23,401,341
78,153	15	3,608	1,821,604
56,092	13,944	23,553	782,690
47,950	5,772	21,157	1,045,084
37,715	6,748	32,830	151,813
351,359	1,733	5,422	7,180,881

849,192,708	95,022	4,848,855	38,008,245,241

$2,495,317,483	$3,041,344	$26,123,300	$77,506,829,211

$474,682,347	$69,966	$16,813,272	$6,213,222,891

$8.57	$8.99	$6.89	$10.19

$2,018,926,338	$2,971,378	$9,310,028	$46,961,971,022

$8.58	$8.98	$6.89	$10.18

N/A	N/A	N/A	$170,454,863

N/A	N/A	N/A	$10.18

$1,708,798	N/A	N/A	$1,963,315,371

$11.08	N/A	N/A	$10.19

N/A	N/A	N/A	$22,197,865,064

N/A	N/A	N/A	$9.55

$2,614,747,095	$3,377,257	$33,942,390	$82,598,655,003
(119,429,612)	(335,913)	(7,819,090)	(5,091,825,792)

$2,495,317,483	$3,041,344	$26,123,300	$77,506,829,211

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 260

Metropolitan West Funds

Statements of Assets and Liabilities

March 31, 2022

ASSETS:	ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND

Investments, at value - Unaffiliated (Cost $229,947,663 and $4,644,872,509, respectively) (Note 2)	$227,185,026	$4,409,699,006
Investments, at value - Affiliated (Cost $0 and $0, respectively) (Note 5)	—	—
Cash and cash equivalents (Note 2)	20,373	1,109,908
Foreign Currency, at value (Cost $0 and $9,132, respectively)	—	9,132
Cash on deposit with brokers for collateral on swaps (Note 2)	—	30,552,139
Cash on deposit with brokers for collateral on futures (Note 2)	1,286,000	28,859,000
Receivable for securities sold	27,922,266	471,613,316
Receivable for capital stock sold	663,317	11,005,559
Dividends and interest receivable	576,016	20,349,000
Due from Adviser (Note 6)	36,768	—
Premiums paid for swap contracts	20,631	921,111
Receivable for daily variation margin on futures contracts (Note 3)	1,312	546,028
Unrealized appreciation on swap contracts	1,109	3,576,078
Unrealized appreciation on foreign currency exchange contracts	—	1,401,009
Unrealized appreciation on foreign currency transactions	—	—
Other assets	13,179	150,962

Total assets	257,725,997	4,979,792,248

Liabilities:
Options written, at value (Premiums received $386,568 and $7,540,049, respectively) (Note 3)	630,775	14,047,392
Payable for securities purchased	57,856,585	948,857,150
Payable for capital stock redeemed	1,279,699	10,746,047
Payable for daily variation margin on futures contracts (Note 3)	53,046	2,471,098
Distributions payable	744	2,400,891
Unrealized depreciation on foreign currency exchange contracts	—	1,751,000
Unrealized depreciation on foreign currency transactions	—	614
Unrealized depreciation on swap contracts	—	12,537,371
Net unrealized depreciation on unfunded commitments (Note 8)	—	13,886
Advisory fees payable (Note 6)	43,565	2,192,384
Accrued distribution (12b-1) and service fees payable	6,064	46,311
Administrative fees payable	25,794	84,577
Custodian fees payable	16,618	84,913
Audit fees payable	32,627	7,342
Accrued other expenses	45,232	403,770

Total liabilities	59,990,749	995,644,746

Net assets	$197,735,248	$3,984,147,502

Class M Shares:
Net assets (Applicable to 9,455,483 and 19,230,240, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$39,476,871	$214,791,825

Net asset value, offering and redemption price per Class M share	$4.18	$11.17

Class I Shares:
Net assets (Applicable to 37,852,952 and 326,977,316, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$158,258,377	$3,648,831,955

Net asset value, offering and redemption price per Class I share	$4.18	$11.16

Plan Class Shares:
Net assets (Applicable to 0 and 10,805,285, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	N/A	$120,523,722

Net asset value, offering and redemption price per Plan Class share	N/A	$11.15

Net Assets Consist of:
Paid-in Capital (Note 9)	$207,256,465	$4,259,718,551
Accumulated Earnings (Loss)	(9,521,217)	(275,571,049)

Net assets	$197,735,248	$3,984,147,502

See accompanying Notes to Financial Statements.

261 / Annual Report March 2022

[THIS PAGE INTENTIONALLY LEFT BLANK]

Metropolitan West Funds

Statements of Operations

For the Year Ended March 31, 2022

	ALPHATRAK 500 FUND	CORPORATE BOND FUND
Investment Income:
Interest	$613,730	$365,912
Dividends	111,975	156

Total investment income	725,705	366,068

Expenses:
Investment advisory fees (Note 6)	43,827	53,109
Administration fees	95,371	93,239
Distribution (12b-1) and service fees - class specific (Note 7):
Class M	—	16,672
Transfer agent fees	37,590	38,491
Professional fees	36,397	21,674
Registration and filing fees	29,351	51,499
Custodian fees	25,880	40,809
Regulatory administrative expense	18,984	18,984
Reports to shareholders	5,578	1,731
Miscellaneous expenses	3,399	2,578
Listing fees	800	1,600
Trustees’ fees and expenses	574	173
Commitment fee	56	75
Repayment of reimbursed expenses - Class M (Note 6)	75,689	—
Repayment of reimbursed expenses - Class I (Note 6)	—	—

Total operating expenses	373,496	340,634
Expenses waived and reimbursed (Note 6)	—	(257,575)

Net expenses	373,496	83,059

Net investment income	352,209	283,009

Realized and Change in Unrealized Gain (Loss) on Investments, Futures Contracts, Foreign Currency Exchange Contracts, Foreign Currency Transactions, Options and Swaptions Written and Swap Contracts:
Net realized gain (loss) on:
Investments - Unaffiliated	462,817	(8,971)
Futures contracts	3,179,476	3,104
Foreign currency exchange contracts	27,511	8,101
Foreign currency transactions	(2,499)	699
Options and swaptions written	—	—
Swap contracts	—	(27)

Net change in unrealized appreciation (depreciation) on:
Investments - Unaffiliated	(735,005)	(958,560)
Futures contracts	2,091,652	(8,437)
Foreign currency exchange contracts	(20,568)	(1,189)
Foreign currency transactions	—	—
Options and swaptions written	—	(8,358)
Swap contracts	—	(28,077)

Net realized and change in unrealized gain (loss) on investments, futures contracts, foreign currency exchange contracts, foreign currency transactions, options and swaptions written and swap contracts	5,003,384	(1,001,715)

Net Increase (Decrease) in Net Assets from Operations	$5,355,593	$(718,706)

1 For the period October 1, 2021 (Commencement of Operations) to March 31, 2022.

See accompanying Notes to Financial Statements.

263 / Annual Report March 2022

Metropolitan West Funds

Statements of Operations

For the Year Ended March 31, 2022

ESG SECURITIZED FUND[1]	FLEXIBLE INCOME FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND

$73,566	$18,287,961	$18,969,375	$35,511,337
91	8,398	7,239	18,573

73,657	18,296,359	18,976,614	35,529,910

20,586	814,868	2,599,287	3,970,632
35,988	206,779	218,255	139,384

7	60,875	37,921	496,687
15,551	204,981	249,391	561,984
9,926	39,036	34,125	37,300
1,747	67,794	81,201	89,031
6,079	69,263	36,223	38,316
—	18,984	18,984	18,984
1,015	5,585	19,773	23,083
326	4,861	9,597	14,893
1,600	1,600	2,400	1,600
67	2,327	6,042	10,176
—	1,101	2,606	4,470
—	—	—	—
—	—	8,239	—

92,892	1,498,054	3,324,044	5,406,540
(67,666)	(441,229)	(14,896)	(145,095)

25,226	1,056,825	3,309,148	5,261,445

48,431	17,239,534	15,667,466	30,268,465

(178,537)	(2,327,445)	481,354	(1,676,256)
40,277	(768,323)	—	28,753
1,849	162,378	523,157	141,516
(824)	8,409	(26,273)	(42,634)
—	(41,185)	—	—

—	—	—	103,924

(590,523)	(17,854,384)	(8,898,950)	(40,521,550)
26,379	(549,918)	—	1,656,821
6,130	(22,005)	(404,486)	57,897
(3)	(3,964)	(26,829)	(40,820)
—	(7,873)	—	—
—	—	—	16,004

(695,252)	(21,404,310)	(8,352,027)	(40,276,345)

$(646,821)	$(4,164,776)	$7,315,439	$(10,007,880)

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 264

Metropolitan West Funds

Statements of Operations

For the Year Ended March 31, 2022

	INTERMEDIATE BOND FUND	INVESTMENT GRADE CREDIT FUND
Investment Income:
Interest	$14,410,496	$1,007,180
Dividends	15,592	239

Total investment income	14,426,088	1,007,419

Expenses:
Investment advisory fees (Note 6)	2,870,144	66,458
Administration fees	143,931	105,665
Distribution (12b-1) and service fees - class specific (Note 7):	—
Class M	67,760	7,682
Administrative Class	—	—
Transfer agent fees	631,111	41,142
Custodian fees	76,668	44,711
Registration and filing fees	57,110	50,590
Professional fees	44,037	21,688
Regulatory administrative expense	18,984	18,984
Miscellaneous expenses	16,453	2,609
Trustees’ fees and expenses	10,391	249
Reports to shareholders	9,640	2,270
Commitment fee	4,394	112
Listing fees	1,600	1,600

Total operating expenses	3,952,223	363,760
Expenses waived and reimbursed (Note 6)	(62)	(264,265)

Net expenses	3,952,161	99,495

Net investment income	10,473,927	907,924

Realized and Change in Unrealized Gain (Loss) on Investments, Futures Contracts, Foreign Currency Exchange Contracts, Foreign Currency Transactions, Options and Swaptions Written and Swap Contracts:
Net realized gain (loss) on:
Investments - Unaffiliated	(15,994,313)	(444,321)
Futures contracts	(2,024,938)	(58,093)
Foreign currency exchange contracts	451,123	—
Foreign currency transactions	39,356	—
Options and swaptions written	(1,233,044)	(4,097)
Swap contracts	46,073	(27)

Net change in unrealized appreciation (depreciation) on:
Investments - Unaffiliated	(26,631,047)	(1,341,034)
Futures contracts	(1,048,376)	(22,637)
Foreign currency exchange contracts	(69,126)	—
Foreign currency transactions	4	—
Options and swaptions written	(788,477)	(9,157)
Swap contracts	15,180	(49,081)

Net realized and change in unrealized (loss) on investments, futures contracts, foreign currency exchange contracts, foreign currency transactions, options and swaptions written and swap contracts	(47,237,585)	(1,928,447)

Net (Decrease) in Net Assets from Operations	$(36,763,658)	$(1,020,523)

1 For the period August 2, 2021 (Commencement of Operations) to March 31, 2022.

See accompanying Notes to Financial Statements.

265 / Annual Report March 2022

Metropolitan West Funds

Statements of Operations

For the Year Ended March 31, 2022

LOW DURATION BOND FUND	OPPORTUNISTIC HIGH INCOME CREDIT FUND[1]	STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND

$39,091,312	$252,720	$3,087,102	$1,582,929,379
38,145	8,010	1,552	1,086,006

39,129,457	260,730	3,088,654	1,584,015,385

7,947,583	9,989	468,065	303,311,997
287,573	48,655	108,824	4,403,211

892,906	44	43,829	14,671,855
6,444	—	—	8,380,709
2,284,621	20,221	57,356	48,086,596
119,327	9,649	41,067	2,480,106
113,406	1,747	49,341	920,967
46,781	9,919	35,078	363,060
18,984	—	18,984	18,984
44,950	163	3,259	1,525,969
33,718	26	345	1,099,869
21,993	6,417	9,829	819,167
14,695	8	126	482,314
2,400	1,600	1,600	4,000

11,835,381	108,438	837,703	386,568,804
—	(96,407)	(566,609)	—

11,835,381	12,031	271,094	386,568,804

27,294,076	248,699	2,817,560	1,197,446,581

(36,485,217)	(9,348)	(1,183,895)	(1,458,293,186)
5,991,163	(11,230)	(17,595)	25,039,677
1,443,076	—	4,225	89,284,721
—	—	(1,474)	(1,921,252)
(3,988,866)	—	(8,194)	(113,197,139)
141,728	—	(44)	1,344,382

(57,844,618)	(292,301)	(2,290,792)	(3,001,495,494)
1,134,224	(6,598)	(56,303)	(20,208,067)
(1,422,086)	—	(2,551)	(40,046,116)
—	—	5	(92,679)
(2,594,047)	—	(19,326)	(129,106,670)
49,796	—	(65,989)	(194,563,694)

(93,574,847)	(319,477)	(3,641,933)	(4,843,255,517)

$(66,280,771)	$(70,778)	$(824,373)	$(3,645,808,936)

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 266

Metropolitan West Funds

Statements of Operations

For the Year Ended March 31, 2022

	ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND
Investment Income:
Interest	$2,392,172	$139,620,173
Dividends	5,617	183,592

Total investment income	2,397,789	139,803,765

Expenses:
Investment advisory fees (Note 6)	601,983	25,727,674
Administration fees	128,368	423,222
Distribution (12b-1) and service fees - class specific (Note 7):
Class M	86,465	615,110
Transfer agent fees	254,260	2,617,707
Registration and filing fees	66,618	205,097
Custodian fees	43,551	211,155
Professional fees	35,271	61,742
Regulatory administrative expense	18,984	18,984
Reports to shareholders	12,662	46,827
Miscellaneous expenses	6,738	64,370
Trustees’ fees and expenses	3,105	50,295
Listing fees	1,600	2,400
Commitment fee	1,384	21,218

Total operating expenses	1,260,989	30,065,801
Expenses waived and reimbursed (Note 6)	(355,828)	—

Net expenses	905,161	30,065,801

Net investment income	1,492,628	109,737,964

Realized and Change in Unrealized Gain (Loss) on Investments, Futures Contracts, Foreign Currency Exchange Contracts, Foreign Currency Transactions, Options and Swaptions Written and Swap Contracts:
Net realized gain (loss) on:
Investments - Unaffiliated	(2,386,197)	(19,332,656)
Futures contracts	1,000,269	(4,472,720)
Foreign currency exchange contracts	334,738	5,097,667
Foreign currency transactions	(24,994)	(19,765)
Options and swaptions written	(351,852)	(6,045,504)
Swap contracts	8,103	308,001

Net change in unrealized appreciation (depreciation) on:
Investments - Unaffiliated	(2,774,008)	(191,824,923)
Futures contracts	612,945	354,297
Foreign currency exchange contracts	(264,437)	(2,502,148)
Foreign currency transactions	—	(615)
Options and swaptions written	(244,207)	(6,507,343)
Swap contracts	163	(8,986,462)

Net realized and change in unrealized (loss) on investments, futures contracts, foreign currency exchange contracts, foreign currency transactions, options and swaptions written and swap contracts	(4,089,477)	(233,932,171)

Net (Decrease) in Net Assets from Operations	$(2,596,849)	$(124,194,207)

See accompanying Notes to Financial Statements.

267 / Annual Report March 2022

[THIS PAGE INTENTIONALLY LEFT BLANK]

Metropolitan West Funds

Statements of Changes in Net Assets

	ALPHATRAK 500 FUND
	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021
Operations:
Net investment income	$352,209	$527,351
Net realized gain (loss) on investments	462,817	21,713
Net realized gain (loss) on futures contracts, foreign currency exchange contracts, foreign currency transactions, options and swaptions written and swap contracts	3,204,488	11,470,191
Net change in unrealized appreciation (depreciation) on investments	(735,005)	1,774,249
Net change in unrealized appreciation (depreciation) on futures contracts, foreign currency exchange contracts, foreign currency transactions, options and swaptions written and swap contracts	2,071,084	1,813,257

Net increase (decrease) in net assets resulting from operations	5,355,593	15,606,761

Distributions to Shareholders:
Class M	(11,805,983)	(2,562,844)
Class I	—	—

Total Distributions	(11,805,983)	(2,562,844)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	17,532,245	8,125,307
Shares issued in reinvestment of distributions	11,710,130	2,556,028
Cost of shares redeemed	(14,459,312)	(16,021,598)

Total Class M capital share transactions	14,783,063	(5,340,263)

Class I:
Proceeds from sale of shares	—	—
Shares issued in reinvestment of distributions	—	—
Cost of shares redeemed	—	—

Total Class I capital share transactions	—	—

Net increase (decrease) in net assets derived from capital share transactions	14,783,063	(5,340,263)

Net increase (decrease) in net assets	8,332,673	7,703,654
Net assets at beginning of period	36,769,795	29,066,141

Net assets at end of period	$45,102,468	$36,769,795

1 For the period October 1, 2021 (Commencement of Operations) to March 31, 2022.

See accompanying Notes to Financial Statements.

269 / Annual Report March 2022

Metropolitan West Funds

Statements of Changes in Net Assets

CORPORATE BOND FUND		ESG SECURITIZED FUND[1]	FLEXIBLE INCOME FUND
YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	PERIOD ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021

$283,009	$286,040	$48,431	$17,239,534	$4,908,854
(8,971)	25,535	(178,537)	(2,327,445)	(450,019)

11,877	47,444	41,302	(638,721)	827,523
(958,560)	(242,672)	(590,523)	(17,854,385)	(2,518,196)

(46,061)	21,784	32,506	(583,759)	382,408

(718,706)	138,131	(646,821)	(4,164,776)	3,150,570

(175,170)	(203,386)	(27)	(2,339,927)	(662,014)
(196,581)	(149,087)	(48,411)	(15,439,721)	(4,457,044)

(371,751)	(352,473)	(48,438)	(17,779,648)	(5,119,058)

2,092,063	13,648,657	16,900	34,113,901	32,392,444
173,672	201,816	27	2,241,577	642,289
(4,376,008)	(6,263,385)	—	(22,445,482)	(11,600,746)

(2,110,273)	7,587,088	16,927	13,909,996	21,433,987

3,935,189	3,272,792	11,304,164	128,698,215	154,410,363
194,382	147,918	48,411	15,356,960	4,446,944
(1,292,494)	(1,141,757)	(3,078)	(106,370,251)	(7,249,876)

2,837,077	2,278,953	11,349,497	37,684,924	151,607,431

726,804	9,866,041	11,366,424	51,594,920	173,041,418

(363,653)	9,651,699	10,671,165	29,650,496	171,072,930
12,920,491	3,268,792	—	180,008,005	8,935,075

$12,556,838	$12,920,491	$10,671,165	$209,658,501	$180,008,005

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 270

Metropolitan West Funds

Statements of Changes in Net Assets

	FLOATING RATE INCOME FUND
	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021
Operations:
Net investment income	$15,667,466	$10,056,510
Net realized gain (loss) on investments	481,354	861,658
Net realized gain (loss) on futures contracts, foreign currency exchange contracts, foreign currency transactions, options and swaptions written and swap contracts	496,884	129,471
Net change in unrealized appreciation (depreciation) on investments	(8,898,950)	26,740,238
Net change in unrealized appreciation (depreciation) on futures contracts, foreign currency exchange contracts, foreign currency transactions, options and swaptions written and swap contracts	(431,315)	444,053

Net increase (decrease) in net assets resulting from operations	7,315,439	38,231,930

Distributions to Shareholders:
Class M	(474,766)	(295,044)
Class I	(15,224,684)	(9,868,566)
Plan Class	(4)	(1)

Total Distributions	(15,699,454)	(10,163,611)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	9,213,283	12,304,196
Shares issued in reinvestment of distributions	438,152	280,843
Cost of shares redeemed	(6,177,939)	(5,625,876)

Total Class M capital share transactions	3,473,496	6,959,163

Class I:
Proceeds from sale of shares	125,936,632	155,690,567
Shares issued in reinvestment of distributions	13,378,948	8,526,760
Cost of shares redeemed	(74,037,959)	(23,773,857)

Total Class I capital share transactions	65,277,621	140,443,470

Plan Class:
Proceeds from sale of shares	—	100
Shares issued in reinvestment of distributions	4	1

Total Plan Class capital share transactions	4	101

Net increase (decrease) in net assets derived from capital share transactions	68,751,121	147,402,734

Net increase (decrease) in net assets	60,367,106	175,471,053
Net assets at beginning of year	431,741,923	256,270,870

Net assets at end of year	$492,109,029	$431,741,923

See accompanying Notes to Financial Statements.

271 / Annual Report March 2022

Metropolitan West Funds

Statements of Changes in Net Assets

HIGH YIELD BOND FUND		INTERMEDIATE BOND FUND		INVESTMENT GRADE CREDIT FUND
YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021

$30,268,465	$24,889,710	$10,473,927	$11,100,553	$907,924	$764,221
(1,676,256)	31,915,009	(15,994,312)	15,208,540	(444,321)	(52,230)

231,559	2,999,256	(2,721,431)	3,572,735	(62,217)	127,668
(40,521,550)	38,931,819	(26,631,047)	7,272,926	(1,341,034)	(58,463)

1,689,902	(660,307)	(1,890,795)	(2,238,949)	(80,875)	27,307

(10,007,880)	98,075,487	(36,763,658)	34,915,805	(1,020,523)	808,503

(7,194,383)	(6,482,162)	(443,189)	(1,392,395)	(149,533)	(144,289)
(23,164,913)	(18,425,433)	(12,811,756)	(28,359,551)	(781,732)	(764,833)
—	—	—	—	—	—

(30,359,296)	(24,907,595)	(13,254,945)	(29,751,946)	(931,265)	(909,122)

45,528,862	128,950,497	6,888,933	14,300,978	4,340,421	4,313,649
6,938,480	6,182,278	441,176	1,381,730	147,501	143,142
(71,472,671)	(84,380,539)	(17,389,296)	(13,231,790)	(4,007,782)	(3,117,649)

(19,005,329)	50,752,236	(10,059,187)	2,450,918	480,140	1,339,142

299,304,142	496,253,964	156,352,081	235,831,557	17,529,268	4,570,081
22,131,407	17,007,731	12,800,407	28,333,173	772,045	761,991
(309,772,975)	(282,701,987)	(118,572,331)	(196,139,375)	(18,161,123)	(1,607,145)

11,662,574	230,559,708	50,580,157	68,025,355	140,190	3,724,927

—	—	—	—	—	—
—	—	—	—	—	—

—	—	—	—	—	—

(7,342,755)	281,311,944	40,520,970	70,476,273	620,330	5,064,069

(47,709,931)	354,479,836	(9,497,633)	75,640,132	(1,331,458)	4,963,450
770,419,143	415,939,307	802,514,812	726,874,680	12,230,584	7,267,134

$722,709,212	$770,419,143	$793,017,179	$802,514,812	$10,899,126	$12,230,584

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 272

Metropolitan West Funds

Statements of Changes in Net Assets

	LOW DURATION BOND FUND

	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021
Operations:
Net investment income	$27,294,076	$29,411,632
Net realized gain (loss) on investments	(36,485,215)	1,700,514
Net realized gain (loss) on futures contracts, foreign currency exchange contracts, foreign currency transactions, options and swaptions written and swap contracts	3,587,099	13,241,930
Net change in unrealized appreciation (depreciation) on investments	(57,844,618)	35,458,148
Net change in unrealized appreciation (depreciation) on futures contracts, foreign currency exchange contracts, foreign currency transactions, options and swaptions written and swap contracts	(2,832,113)	974,839

Net increase (decrease) in net assets resulting from operations	(66,280,771)	80,787,063

Distributions to Shareholders:
Class M	(4,077,753)	(5,196,975)
Class I	(23,238,389)	(24,338,731)
Class I-2	—	—
Administrative Class	(13,227)	(1,056)
Plan Class	—	—

Total Distributions	(27,329,369)	(29,536,762)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	110,632,030	118,060,426
Shares issued in reinvestment of distributions	4,002,713	5,086,410
Cost of shares redeemed	(68,254,259)	(139,138,520)

Total Class M capital share transactions	46,380,484	(15,991,684)

Class I:
Proceeds from sale of shares	901,301,727	933,006,583
Shares issued in reinvestment of distributions	21,716,728	22,805,603
Cost of shares redeemed	(862,338,899)	(417,147,385)

Total Class I capital share transactions	60,679,556	538,664,801

Class I-2:
Proceeds from sale of shares	—	—
Shares issued in reinvestment of distributions	—	—
Cost of shares redeemed	—	—

Total Class I-2 capital share transactions	—	—

Administrative Class:
Proceeds from sale of shares	2,796,443	8,700
Shares issued in reinvestment of distributions	13,091	683
Cost of shares redeemed	(1,108,347)	(17,573)

Total Administrative Class capital share transactions	1,701,187	(8,190)

Plan Class:
Proceeds from sale of shares	—	—
Shares issued in reinvestment of distributions	—	—
Cost of shares redeemed	—	—

Total Plan Class capital share transactions	—	—

Net increase (decrease) in net assets derived from capital share transactions	108,761,227	522,664,927

Net increase (decrease) in net assets	15,151,087	573,915,228
Net assets at beginning of period	2,480,166,396	1,906,251,168

Net assets at end of period	$2,495,317,483	$2,480,166,396

1 For the period August 2, 2021 (Commencement of Operations) to March 31, 2022.

See accompanying Notes to Financial Statements.

273 / Annual Report March 2022

Metropolitan West Funds

Statements of Changes in Net Assets

OPPORTUNISTIC HIGH INCOME CREDIT FUND[1]	STRATEGIC INCOME FUND		TOTAL RETURN BOND FUND
PERIOD ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021

$248,699	$2,817,560	$2,346,661	$1,197,446,581	$1,292,401,141
(9,348)	(1,183,895)	848,648	(1,458,293,186)	452,557,388

(11,230)	(23,082)	(137,103)	550,389	475,652,006
(292,301)	(2,290,792)	2,723,287	(3,001,495,494)	719,966,446

(6,598)	(144,164)	662,178	(384,017,226)	(136,071,576)

(70,778)	(824,373)	6,443,671	(3,645,808,936)	2,804,505,405

(2,442)	(1,701,371)	(790,679)	(83,270,314)	(568,049,079)
(262,705)	(1,116,579)	(1,569,363)	(744,903,628)	(3,188,499,462)
—	—	—	(2,377,375)	(6,121,053)
—	—	—	(22,035,853)	(116,011,676)
—	—	—	(360,557,055)	(1,638,444,684)

(265,147)	(2,817,950)	(2,360,042)	(1,213,144,225)	(5,517,125,954)

75,360	9,366,413	12,357,964	1,604,298,220	2,796,785,096
2,442	1,657,387	777,664	82,422,477	563,596,147
(2,160)	(7,461,785)	(8,819,965)	(2,239,839,907)	(4,976,311,646)

75,642	3,562,015	4,315,663	(553,119,210)	(1,615,930,403)

3,038,921	7,073,460	5,452,200	13,144,834,948	18,725,199,269
262,706	1,100,021	1,563,564	670,343,885	2,889,943,410
—	(7,240,177)	(48,809,465)	(16,882,618,501)	(13,078,407,390)

3,301,627	933,304	(41,793,701)	(3,067,439,668)	8,536,735,289

—	—	—	130,016,682	130,514,638
—	—	—	2,376,867	6,121,040
—	—	—	(66,406,517)	(12,135,534)

—	—	—	65,987,032	124,500,144

—	—	—	423,045,579	672,097,128
—	—	—	21,698,938	114,756,083
—	—	—	(442,994,344)	(376,823,384)

—	—	—	1,750,173	410,029,827

—	—	—	4,844,083,639	7,748,078,022
—	—	—	336,972,234	1,525,649,602
—	—	—	(6,203,634,631)	(7,703,153,603)

—	—	—	(1,022,578,758)	1,570,574,021

3,377,269	4,495,319	(37,478,038)	(4,575,400,431)	9,025,908,878

3,041,344	852,996	(33,394,409)	(9,434,353,592)	6,313,288,329
—	25,270,304	58,664,713	86,941,182,803	80,627,894,474

$3,041,344	$26,123,300	$25,270,304	$77,506,829,211	$86,941,182,803

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 274

Metropolitan West Funds

Statements of Changes in Net Assets

	ULTRA SHORT BOND FUND

	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021
Operations:
Net investment income	$1,492,628	$1,362,028
Net realized gain (loss) on investments	(2,386,196)	(2,185,391)
Net realized gain (loss) on futures contracts, foreign currency exchange contracts, foreign currency transactions, options and swaptions written and swap contracts	966,263	1,666,277
Net change in unrealized appreciation (depreciation) on investments	(2,774,008)	919,153
Net change in unrealized appreciation (depreciation) on futures contracts, foreign currency exchange contracts, foreign currency transactions, options and swaptions written and swap contracts	104,464	396,651

Net increase (decrease) in net assets resulting from operations	(2,596,849)	2,158,718

Distributions to Shareholders:
Class M	(276,449)	(271,401)
Class I	(1,258,061)	(1,091,869)
Plan Class	—	—

Total Distributions	(1,534,510)	(1,363,270)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	17,118,785	93,315,754
Shares issued in reinvestment of distributions	270,415	262,337
Cost of shares redeemed	(38,965,686)	(60,144,904)

Total Class M capital share transactions	(21,576,486)	33,433,187

Class I:
Proceeds from sale of shares	108,718,474	175,164,379
Shares issued in reinvestment of distributions	1,257,404	1,090,987
Cost of shares redeemed	(129,705,501)	(72,005,589)

Total Class I capital share transactions	(19,729,623)	104,249,777

Plan Class:
Proceeds from sale of shares	—	—
Shares issued in reinvestment of distributions	—	—
Cost of shares redeemed	—	—

Total Plan Class capital share transactions	—	—

Net increase (decrease) in net assets derived from capital share transactions	(41,306,109)	137,682,964

Net increase (decrease) in net assets	(45,437,468)	138,478,412
Net assets at beginning of year	243,172,716	104,694,304

Net assets at end of year	$197,735,248	$243,172,716

See accompanying Notes to Financial Statements.

275 / Annual Report March 2022

Metropolitan West Funds

Statements of Changes in Net Assets

UNCONSTRAINED BOND FUND
YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021

$109,737,964	$91,663,110
(19,332,656)	46,969,957

(5,132,321)	17,884,589
(191,824,922)	144,997,021

(17,642,272)	36,431,263

(124,194,207)	337,945,940

(8,753,492)	(8,563,350)
(143,244,876)	(105,331,786)
(4,640,426)	(2,741,237)

(156,638,794)	(116,636,373)

40,303,523	53,543,701
8,478,824	8,240,006
(76,856,029)	(89,674,103)

(28,073,682)	(27,890,396)

1,521,241,767	1,145,664,099
112,760,716	84,772,104
(999,465,470)	(916,608,246)

634,537,013	313,827,957

118,775,444	118,175,282
4,598,189	2,740,188
(58,384,079)	(61,961,252)

64,989,554	58,954,218

671,452,885	344,891,779

390,619,884	566,201,346
3,593,527,618	3,027,326,272

$3,984,147,502	$3,593,527,618

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 276

Metropolitan West Funds

Financial Highlights

	ALPHATRAK 500 FUND CLASS M

	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018
Net Asset Value, Beginning of Year	$13.26	$8.89	$10.73	$9.98	$8.95

Income from Investment Operations:
Net investment income[1]	0.11	0.18	0.31	0.22	0.09
Net realized and unrealized gain (loss)	1.81	5.14	(1.14)	0.76	1.03

Total Income (Loss) from Investment Operations	1.92	5.32	(0.83)	0.98	1.12

Less Distributions:
From net investment income	(0.12)	(0.20)	(0.30)	(0.23)	(0.09)
From net capital gains	(3.58)	(0.75)	(0.71)	—	—

Total Distributions	(3.70)	(0.95)	(1.01)	(0.23)	(0.09)

Net Asset Value, End of Year	$11.48	$13.26	$8.89	$10.73	$9.98

Total Return	13.35%	60.83%	(9.36)%	9.93%	12.52%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$45,102	$36,770	$29,066	$21,202	$18,149
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.83%[2]	1.26%	1.04%	1.39%	0.90%[3]
After expense waivers and reimbursements	0.83%	0.90%	0.90%	0.90%	0.90%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	0.78%	1.57%	2.80%	2.15%	0.90%
Portfolio Turnover Rate	94%	60%	89%	140%	115%

[1]	Per share numbers have been calculated using the average share method.
[2]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 0.66%.
3	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 0.88%.

See accompanying Notes to Financial Statements.

277 / Annual Report March 2022

Metropolitan West Funds

Financial Highlights

	CORPORATE BOND FUND CLASS M*

	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	PERIOD ENDED MARCH 31, 2019
Net Asset Value, Beginning of Period	$10.65	$10.32	$10.31	$10.00

Income from Investment Operations:
Net investment income[1]	0.22	0.28	0.88	0.41
Net realized and unrealized gain (loss)	(0.69)	0.50	0.06	0.34

Total Income (Loss) from Investment Operations	(0.47)	0.78	0.94	0.75

Less Distributions:
From net investment income	(0.22)	(0.40)	(0.86)	(0.41)
From net capital gains	(0.07)	(0.05)	(0.07)	(0.03)

Total Distributions	(0.29)	(0.45)	(0.93)	(0.44)

Net Asset Value, End of Period	$9.89	$10.65	$10.32	$10.31

Total Return	(4.67)%	7.55%	9.19%	7.75%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$5,622	$8,190	$876	$803
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	2.73%	3.16%	8.55%	9.81%[3]
After expense waivers and reimbursements	0.75%	0.75%	0.75%	0.75%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.01%	2.54%	8.31%	5.47%[3]
Portfolio Turnover Rate	148%	84%	65%	159%[2]

*	The Corporate Bond Fund Class M Shares commenced operations on June 29, 2018.
[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 278

Metropolitan West Funds

Financial Highlights

	CORPORATE BOND FUND CLASS I*

	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	PERIOD ENDED MARCH 31, 2019
Net Asset Value, Beginning of Period	$10.65	$10.32	$10.31	$10.00

Income from Investment Operations:
Net investment income[1]	0.24	0.40	0.91	0.43
Net realized and unrealized gain (loss)	(0.69)	0.41	0.06	0.34

Total Income (Loss) from Investment Operations	(0.45)	0.81	0.97	0.77

Less Distributions:
From net investment income	(0.24)	(0.43)	(0.89)	(0.43)
From net capital gains	(0.07)	(0.05)	(0.07)	(0.03)

Total Distributions	(0.31)	(0.48)	(0.96)	(0.46)

Net Asset Value, End of Period	$9.89	$10.65	$10.32	$10.31

Total Return	(4.44)%	7.81%	9.46%	7.95%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$6,935	$4,730	$2,392	$1,355
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	2.40%	3.54%	8.30%	9.56%[3]
After expense waivers and reimbursements	0.50%	0.50%	0.50%	0.50%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.25%	3.64%	8.62%	5.72%[3]
Portfolio Turnover Rate	148%	84%	65%	159%[2]

*	The Corporate Bond Fund Class I Shares commenced operations on June 29, 2018.
[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.

See accompanying Notes to Financial Statements.

279 / Annual Report March 2022

Metropolitan West Funds

Financial Highlights

ESG SECURITIZED FUND CLASS M*

PERIOD ENDED MARCH 31, 2022
Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:
Net investment income[1]	0.05
Net realized and unrealized loss	(0.61)

Total (Loss) from Investment Operations	(0.56)

Less Distributions:
From net investment income	(0.08)

Net Asset Value, End of Period	$9.36

Total Return	(5.60)%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$16
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	2.15%[3]
After expense waivers and reimbursements	0.79%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	0.97%[3]
Portfolio Turnover Rate	276%[2]

*	The ESG Securitized Fund Class M Shares commenced operations on October 1, 2021.
[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 280

Metropolitan West Funds

Financial Highlights

ESG SECURITIZED FUND CLASS I*

PERIOD ENDED MARCH 31, 2022
Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:
Net investment income[1]	0.05
Net realized and unrealized loss	(0.63)

Total (Loss) from Investment Operations	(0.58)

Less Distributions:
From net investment income	(0.05)

Net Asset Value, End of Period	$9.37

Total Return	(5.87)%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$10,655
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	1.80%[3]
After expense waivers and reimbursements	0.49%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	0.94%[3]
Portfolio Turnover Rate	276%[2]

*	The ESG Securitized Fund Class I Shares commenced operations on October 1, 2021.
[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.

See accompanying Notes to Financial Statements.

281 / Annual Report March 2022

Metropolitan West Funds

Financial Highlights

	FLEXIBLE INCOME FUND CLASS M*

	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	PERIOD ENDED MARCH 31, 2019
Net Asset Value, Beginning of Period	$9.86	$9.82	$10.79	$10.00

Income from Investment Operations:
Net investment income[1]	0.88	0.69	1.86	0.23
Net realized and unrealized gain (loss)	(1.07)	0.34	(0.85)	0.79

Total Income (Loss) from Investment Operations	(0.19)	1.03	1.01	1.02

Less Distributions:
From net investment income	(0.89)	(0.97)	(1.98)	(0.23)
From net capital gains	(0.03)	(0.02)	—	—

Total Distributions	(0.92)	(0.99)	(1.98)	(0.23)

Net Asset Value, End of Period	$8.75	$9.86	$9.82	$10.79

Total Return	(2.30)%	10.89%	9.82%	10.25%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$31,941	$21,174	$1	$1
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	1.04%	1.28%	3.76%	9.18%[3]
After expense waivers and reimbursements	0.80%	0.80%	0.80%	0.80%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	9.33%	7.01%	17.64%	6.76%[3]
Portfolio Turnover Rate	210%	177%	122%	80%[2]

*	The Flexible Income Fund Class M Shares commenced operations on November 30, 2018.
[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 282

Metropolitan West Funds

Financial Highlights

	FLEXIBLE INCOME FUND CLASS I*

	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	PERIOD ENDED MARCH 31, 2019
Net Asset Value, Beginning of Period	$9.86	$9.82	$10.78	$10.00

Income from Investment Operations:
Net investment income[1]	0.91	0.73	1.90	0.24
Net realized and unrealized gain (loss)	(1.08)	0.30	(0.85)	0.78

Total Income (Loss) from Investment Operations	(0.17)	1.03	1.05	1.02

Less Distributions:
From net investment income	(0.91)	(0.97)	(2.01)	(0.24)
From net capital gains	(0.03)	(0.02)	—	—

Total Distributions	(0.94)	(0.99)	(2.01)	(0.24)

Net Asset Value, End of Period	$8.75	$9.86	$9.82	$10.78

Total Return	(2.05)%	10.83%	10.14%	10.24%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$177,717	$158,834	$8,934	$5,435
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.79%	1.01%	3.51%	8.82%[3]
After expense waivers and reimbursements	0.55%	0.55%	0.55%	0.55%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	9.55%	7.41%	18.14%	7.16%[3]
Portfolio Turnover Rate	210%	177%	122%	80%[2]

*	The Flexible Income Fund Class I Shares commenced operations on November 30, 2018.
[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.

See accompanying Notes to Financial Statements.

283 / Annual Report March 2022

Metropolitan West Funds

Financial Highlights

	FLOATING RATE INCOME FUND CLASS M
	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018
Net Asset Value, Beginning of Year	$9.95	$8.98	$9.90	$10.06	$10.06

Income from Investment Operations:
Net investment income[1]	0.31	0.30	0.42	0.42	0.36
Net realized and unrealized gain (loss)	(0.16)	0.97	(0.92)	(0.15)	—

Total Income (Loss) from Investment Operations	0.15	1.27	(0.50)	0.27	0.36

Less Distributions:
From net investment income	(0.31)	(0.30)	(0.42)	(0.43)	(0.36)

Net Asset Value, End of Year	$9.79	$9.95	$8.98	$9.90	$10.06

Total Return	1.50%	14.30%	(5.36)%	2.72%	3.61%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$17,003	$13,815	$6,084	$11,229	$15,802
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	1.00%	0.99%	1.00%	1.03%	1.04%
After expense waivers and reimbursements	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.12%	3.05%	4.27%	4.23%	3.53%
Portfolio Turnover Rate	49%	38%	51%	52%	71%

[1]	Per share numbers have been calculated using the average share method.

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 284

Metropolitan West Funds

Financial Highlights

	FLOATING RATE INCOME FUND CLASS I
	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018
Net Asset Value, Beginning of Year	$9.95	$8.98	$9.90	$10.05	$10.06

Income from Investment Operations:
Net investment income[1]	0.33	0.32	0.44	0.45	0.38
Net realized and unrealized gain (loss)	(0.17)	0.97	(0.92)	(0.15)	(0.01)

Total Income (Loss) from Investment Operations	0.16	1.29	(0.48)	0.30	0.37

False

Less Distributions:
From net investment income	(0.33)	(0.32)	(0.44)	(0.45)	(0.38)

Net Asset Value, End of Year	$9.78	$9.95	$8.98	$9.90	$10.05

Total Return	1.61%	14.52%	(5.17)%	3.03%	3.72%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$475,105	$417,927	$250,187	$262,407	$237,759
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.69%[2]	0.70%[3]	0.70%	0.71%	0.72%
After expense waivers and reimbursements	0.69%	0.70%	0.70%	0.70%	0.70%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.32%	3.25%	4.47%	4.50%	3.77%
Portfolio Turnover Rate	49%	38%	51%	52%	71%

[1]	Per share numbers have been calculated using the average share method.
[2]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 0.69%.
[3]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 0.68%.

See accompanying Notes to Financial Statements.

285 / Annual Report March 2022

Metropolitan West Funds

Financial Highlights

	FLOATING RATE INCOME FUND PLAN CLASS*
	YEAR ENDED MARCH 31, 2022	PERIOD ENDED MARCH 31, 2021
Net Asset Value, Beginning of Period	$9.95	$9.97

Income from Investment Operations:
Net investment income[1]	0.35	0.05
Net realized and unrealized loss	(0.18)	(0.02)

Total Income from Investment Operations	0.17	0.03

Less Distributions:
From net investment income	(0.34)	(0.05)

Net Asset Value, End of Period	$9.78	$9.95

Total Return	1.76%	0.31%[2]

Ratios/Supplemental Data:
Net Assets, end of period	$102[3]	$100[3]
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.65%	0.62%[4]
After expense waivers and reimbursements	0.60%	0.56%[4]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.53%	3.15%[4]
Portfolio Turnover Rate	49%	38%[2]

*	The Floating Rate Income Fund Plan Class Shares commenced operations on January 29, 2021.
[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Represents the whole number without rounding to the 000s.
[4]	Annualized.

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 286

Metropolitan West Funds

Financial Highlights

	HIGH YIELD BOND FUND CLASS M
	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019[1]	YEAR ENDED MARCH 31, 2018[1]
Net Asset Value, Beginning of Year	$10.57	$9.27	$9.66	$9.55	$9.60

Income from Investment Operations:
Net investment income[2]	0.38	0.36	0.40	0.41	0.34
Net realized and unrealized gain (loss)	(0.51)	1.31	(0.39)	0.11	(0.05)

Total Income (Loss) from Investment Operations	(0.13)	1.67	0.01	0.52	0.29

Less Distributions:
From net investment income	(0.38)	(0.37)	(0.40)	(0.41)	(0.34)

Net Asset Value, End of Year	$10.06	$10.57	$9.27	$9.66	$9.55

Total Return	(1.30)%	18.14%	(0.06)%	5.57%	3.01%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$169,941	$198,337	$126,587	$187,339	$211,021
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.90%	0.91%	0.93%	0.92%	0.91%
After expense waivers and reimbursements	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.61%	3.53%	4.07%	4.33%	3.47%
Portfolio Turnover Rate	117%	108%	181%	120%	167%

[1]	Consolidated Financial Highlights.
[2]	Per share numbers have been calculated using the average share method.

See accompanying Notes to Financial Statements.

287 / Annual Report March 2022

Metropolitan West Funds

Financial Highlights

	HIGH YIELD BOND FUND CLASS I
	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019[1]	YEAR ENDED MARCH 31, 2018[1]
Net Asset Value, Beginning of Year	$10.57	$9.26	$9.65	$9.55	$9.60

Income from Investment Operations:
Net investment income[2]	0.41	0.39	0.42	0.44	0.36
Net realized and unrealized gain (loss)	(0.52)	1.31	(0.39)	0.09	(0.05)

Total Income (Loss) from Investment Operations	(0.11)	1.70	0.03	0.53	0.31

Less Distributions:
From net investment income	(0.41)	(0.39)	(0.42)	(0.43)	(0.36)

Net Asset Value, End of Year	$10.05	$10.57	$9.26	$9.65	$9.55

Total Return	(1.15)%	18.56%	0.19%	5.72%	3.27%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$552,768	$572,082	$289,352	$293,241	$393,368
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.61%	0.61%	0.62%	0.63%	0.63%
After expense waivers and reimbursements	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.88%	3.77%	4.33%	4.58%	3.74%
Portfolio Turnover Rate	117%	108%	181%	120%	167%

[1]	Consolidated Financial Highlights.
[2]	Per share numbers have been calculated using the average share method.

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 288

Metropolitan West Funds

Financial Highlights

	INTERMEDIATE BOND FUND CLASS M

	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018
Net Asset Value, Beginning of Year	$10.74	$10.65	$10.37	$10.21	$10.37

Income from Investment Operations:
Net investment income[1]	0.11	0.13	0.26	0.25	0.18
Net realized and unrealized gain (loss)	(0.61)	0.36	0.28	0.17	(0.16)

Total Income (Loss) from Investment Operations	(0.50)	0.49	0.54	0.42	0.02

Less Distributions:
From net investment income	(0.11)	(0.13)	(0.26)	(0.26)	(0.18)
From net capital gains	(0.03)	(0.27)	—	—	—

Total Distributions	(0.14)	(0.40)	(0.26)	(0.26)	(0.18)

Net Asset Value, End of Year	$10.10	$10.74	$10.65	$10.37	$10.21

Total Return	(4.63)%	4.63%	5.27%	4.15%	0.19%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$24,746	$36,452	$33,836	$35,343	$52,942
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.70%	0.71%	0.71%	0.69%	0.70%[2]
After expense waivers and reimbursements	0.70%	0.70%	0.70%	0.69%	0.70%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.04%	1.22%	2.49%	2.49%	1.71%
Portfolio Turnover Rate	399%	372%	393%	277%	251%

[1]	Per share numbers have been calculated using the average share method.
[2]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 0.67%.

See accompanying Notes to Financial Statements.

289 / Annual Report March 2022

Metropolitan West Funds

Financial Highlights

	INTERMEDIATE BOND FUND CLASS I

	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018
Net Asset Value, Beginning of Year	$10.73	$10.65	$10.36	$10.21	$10.37

Income from Investment Operations:
Net investment income[1]	0.14	0.16	0.29	0.28	0.20
Net realized and unrealized gain (loss)	(0.60)	0.35	0.28	0.15	(0.15)

Total Income (Loss) from Investment Operations	(0.46)	0.51	0.57	0.43	0.05

Less Distributions:
From net investment income	(0.14)	(0.16)	(0.28)	(0.28)	(0.21)
From net capital gains	(0.03)	(0.27)	—	—	—

Total Distributions	(0.17)	(0.43)	(0.28)	(0.28)	(0.21)

Net Asset Value, End of Year	$10.10	$10.73	$10.65	$10.36	$10.21

Total Return	(4.33)%	4.76%	5.60%	4.29%	0.43%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$768,271	$766,063	$693,038	$708,645	$768,254
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.47%	0.48%	0.48%	0.47%	0.46%
After expense waivers and reimbursements	0.47%	0.48%	0.48%	0.47%	0.46%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.29%	1.44%	2.69%	2.74%	1.97%
Portfolio Turnover Rate	399%	372%	393%	277%	251%

[1]	Per share numbers have been calculated using the average share method.

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 290

Metropolitan West Funds

Financial Highlights

	INVESTMENT GRADE CREDIT FUND CLASS M*

	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	PERIOD ENDED MARCH 31, 2019
Net Asset Value, Beginning of Period	$9.67	$9.65	$10.31	$10.00

Income from Investment Operations:
Net investment income[1]	0.45	0.59	1.05	0.55
Net realized and unrealized gain (loss)	(0.95)	0.17	(0.55)	0.33

Total Income (Loss) from Investment Operations	(0.50)	0.76	0.50	0.88

Less Distributions:
From net investment income	(0.46)	(0.63)	(1.05)	(0.55)
From net capital gains	(0.01)	(0.11)	(0.11)	(0.02)

Total Distributions	(0.47)	(0.74)	(1.16)	(0.57)

Net Asset Value, End of Period	$8.70	$9.67	$9.65	$10.31

Total Return	(5.42)%	7.97%	4.80%	9.02%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$2,259	$2,126	$837	$799
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	2.16%	2.93%	3.86%	4.78%[3]
After expense waivers and reimbursements	0.70%	0.70%	0.70%	0.70%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.75%	6.02%	10.33%	7.20%[3]
Portfolio Turnover Rate	345%	92%	76%	199%[2]

*	The Investment Grade Credit Fund Class M Shares commenced operations on June 29, 2018.
[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.

See accompanying Notes to Financial Statements.

291 / Annual Report March 2022

Metropolitan West Funds

Financial Highlights

	INVESTMENT GRADE CREDIT FUND CLASS I*

	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	PERIOD ENDED MARCH 31, 2019
Net Asset Value, Beginning of Period	$9.67	$9.65	$10.31	$10.00

Income from Investment Operations:
Net investment income[1]	0.45	0.65	1.07	0.55
Net realized and unrealized gain (loss)	(0.93)	0.13	(0.55)	0.34

Total Income (Loss) from Investment Operations	(0.48)	0.78	0.52	0.89

Less Distributions:
From net investment income	(0.48)	(0.65)	(1.07)	(0.56)
From net capital gains	(0.01)	(0.11)	(0.11)	(0.02)

Total Distributions	(0.49)	(0.76)	(1.18)	(0.58)

Net Asset Value, End of Period	$8.70	$9.67	$9.65	$10.31

Total Return	(5.22)%	8.20%	5.02%	9.20%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$8,640	$10,105	$6,431	$5,081
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	1.87%	2.68%	3.61%	4.53%[3]
After expense waivers and reimbursements	0.49%	0.49%	0.49%	0.49%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.79%	6.56%	10.54%	7.29%[3]
Portfolio Turnover Rate	345%	92%	76%	199%[2]

*	The Investment Grade Credit Fund Class I Shares commenced operations on June 29, 2018.
[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 292

Metropolitan West Funds

Financial Highlights

	LOW DURATION BOND FUND CLASS M

	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018
Net Asset Value, Beginning of Year	$8.88	$8.65	$8.68	$8.63	$8.72

Income from Investment Operations:
Net investment income[1]	0.08	0.11	0.20	0.20	0.13
Net realized and unrealized gain (loss)	(0.31)	0.23	(0.03)	0.05	(0.09)

Total Income (Loss) from Investment Operations	(0.23)	0.34	0.17	0.25	0.04

Less Distributions:
From net investment income	(0.08)	(0.11)	(0.20)	(0.20)	(0.13)
Return of capital	—	—	—	(0.00)[2]	—

Total Distributions	(0.08)	(0.11)	(0.20)	(0.20)	(0.13)

Net Asset Value, End of Year	$8.57	$8.88	$8.65	$8.68	$8.63

Total Return	(2.65)%	3.91%	1.93%	2.93%	0.48%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$474,682	$445,538	$449,701	$580,434	$975,388
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.62%	0.62%	0.62%	0.62%	0.62%
After expense waivers and reimbursements	0.62%	0.62%	0.62%	0.62%	0.62%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	0.87%	1.22%	2.32%	2.29%	1.45%
Portfolio Turnover Rate	347%	256%	233%	174%	200%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is greater than $(0.005) per share.

See accompanying Notes to Financial Statements.

293 / Annual Report March 2022

Metropolitan West Funds

Financial Highlights

	LOW DURATION BOND FUND CLASS I

	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018
Net Asset Value, Beginning of Year	$8.88	$8.65	$8.68	$8.64	$8.72

Income from Investment Operations:
Net investment income[1]	0.09	0.12	0.22	0.22	0.15
Net realized and unrealized gain (loss)	(0.30)	0.24	(0.03)	0.04	(0.08)

Total Income (Loss) from Investment Operations	(0.21)	0.36	0.19	0.26	0.07

Less Distributions:
From net investment income	(0.09)	(0.13)	(0.22)	(0.22)	(0.15)
Return of capital	—	—	—	(0.00)[2]	—

Total Distributions	(0.09)	(0.13)	(0.22)	(0.22)	(0.15)

Net Asset Value, End of Year	$8.58	$8.88	$8.65	$8.68	$8.64

Total Return	(2.34)%	4.12%	2.14%	3.03%	0.81%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$2,018,926	$2,034,540	$1,456,456	$1,578,279	$1,685,415
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.41%	0.42%	0.42%	0.41%	0.40%
After expense waivers and reimbursements	0.41%	0.42%	0.42%	0.41%	0.40%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.07%	1.39%	2.51%	2.53%	1.68%
Portfolio Turnover Rate	347%	256%	233%	174%	200%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is greater than $(0.005) per share.

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 294

Metropolitan West Funds

Financial Highlights

	LOW DURATION BOND FUND ADMINISTRATIVE CLASS

	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018
Net Asset Value, Beginning of Year	$11.48	$11.18	$11.21	$11.16	$11.27

Income from Investment Operations:
Net investment income[1]	0.09	0.13	0.26	0.23	0.15
Net realized and unrealized gain (loss)	(0.40)	0.30	(0.05)	0.06	(0.10)

Total Income (Loss) from Investment Operations	(0.31)	0.43	0.21	0.29	0.05

Less Distributions:
From net investment income	(0.09)	(0.13)	(0.24)	(0.24)	(0.16)
Return of capital	—	—	—	(0.00)[2]	—

Total Distributions	(0.09)	(0.13)	(0.24)	(0.24)	(0.16)

Net Asset Value, End of Year	$11.08	$11.48	$11.18	$11.21	$11.16

Total Return	(2.74)%	3.83%	1.90%	2.68%	0.43%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$1,709	$88	$94	$415	$5,374
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.72%	0.73%	0.72%	0.72%	0.72%
After expense waivers and reimbursements	0.72%	0.73%	0.72%	0.72%	0.72%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	0.80%	1.11%	2.27%	2.02%	1.35%
Portfolio Turnover Rate	347%	256%	233%	174%	200%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is greater than $(0.005) per share.

See accompanying Notes to Financial Statements.

295 / Annual Report March 2022

Metropolitan West Funds

Financial Highlights

OPPORTUNISTIC HIGH INCOME CREDIT FUND CLASS M*

PERIOD ENDED MARCH 31, 2022
Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:
Net investment income[1]	0.88
Net realized and unrealized loss	(1.07)

Total (Loss) from Investment Operations	(0.19)

Less Distributions:
From net investment income	(0.76)
From net capital gains	(0.06)

Total Distributions	(0.82)

Net Asset Value, End of Period	$8.99

Total Return	(2.09)%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$70
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	5.78%[3]
After expense waivers and reimbursements	0.85%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	14.30%[3]
Portfolio Turnover Rate	104%[2]

*	The Opportunistic High Income Credit Fund Class M Shares commenced operations on August 2, 2021.
[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 296

Metropolitan West Funds

Financial Highlights

OPPORTUNISTIC HIGH INCOME CREDIT FUND CLASS I*

PERIOD ENDED MARCH 31, 2022
Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:
Net investment income[1]	0.80
Net realized and unrealized loss	(0.98)

Total (Loss) from Investment Operations	(0.18)

Less Distributions:
From net investment income	(0.78)
From net capital gains	(0.06)

Total Distributions	(0.84)

Net Asset Value, End of Period	$8.98

Total Return	(2.04)%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$2,971
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	5.42%[3]
After expense waivers and reimbursements	0.60%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	12.43%[3]
Portfolio Turnover Rate	104%[2]

*	The Opportunistic High Income Credit Fund Class I Shares commenced operations on August 2, 2021.
[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.

See accompanying Notes to Financial Statements.

297 / Annual Report March 2022

Metropolitan West Funds

Financial Highlights

	STRATEGIC INCOME FUND CLASS M

	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018
Net Asset Value, Beginning of Year	$7.83	$7.29	$7.89	$7.99	$8.05

Income from Investment Operations:
Net investment income[1]	0.73	0.47	0.31	0.32	0.25
Net realized and unrealized gain (loss)	(0.94)	0.54	(0.60)	(0.09)	(0.03)

Total Income (Loss) from Investment Operations	(0.21)	1.01	(0.29)	0.23	0.22

Less Distributions:
From net investment income	(0.73)	(0.47)	(0.31)	(0.33)	(0.28)

Net Asset Value, End of Year	$6.89	$7.83	$7.29	$7.89	$7.99

Total Return	(2.99)%	14.14%	(3.86)%	3.01%	2.78%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$16,813	$15,471	$10,413	$17,908	$26,420
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	3.02%	2.73%	2.43%	1.84%[2]	2.45%
After expense waivers and reimbursements	1.04%	2.28%	2.35%	1.84%	2.35%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	9.71%	6.12%	3.95%	4.10%	3.15%
Portfolio Turnover Rate	77%	24%	50%	36%	32%

[1]	Per share numbers have been calculated using the average share method.
[2]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 1.67%.

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 298

Metropolitan West Funds

Financial Highlights

	STRATEGIC INCOME FUND CLASS I

	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018
Net Asset Value, Beginning of Year	$7.83	$7.29	$7.89	$7.98	$8.05

Income from Investment Operations:
Net investment income[1]	0.76	0.46	0.33	0.35	0.27
Net realized and unrealized gain (loss)	(0.95)	0.56	(0.60)	(0.09)	(0.04)

Total Income (Loss) from Investment Operations	(0.19)	1.02	(0.27)	0.26	0.23

Less Distributions:
From net investment income	(0.75)	(0.48)	(0.33)	(0.35)	(0.30)

Net Asset Value, End of Year	$6.89	$7.83	$7.29	$7.89	$7.98

Total Return	(2.76)%	14.19%	(3.61)%	3.41%	2.90%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$9,310	$9,799	$48,252	$67,310	$69,791
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	2.77%	2.08%[2]	2.20%	1.53%[3]	2.22%
After expense waivers and reimbursements	0.80%	2.08%	2.10%	1.53%	2.10%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	10.06%	5.92%	4.23%	4.45%	3.40%
Portfolio Turnover Rate	77%	24%	50%	36%	32%

1	Per share numbers have been calculated using the average share method.
[2]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 1.93%.
[3]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 1.41%.

See accompanying Notes to Financial Statements.

299 / Annual Report March 2022

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN BOND FUND CLASS M

	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018
Net Asset Value, Beginning of Year	$10.82	$11.12	$10.64	$10.46	$10.57

Income from Investment Operations:
Net investment income[1]	0.13	0.15	0.26	0.28	0.21
Net realized and unrealized gain (loss)	(0.63)	0.24	0.57	0.18	(0.11)

Total Income (Loss) from Investment Operations	(0.50)	0.39	0.83	0.46	0.10

Less Distributions:
From net investment income	(0.13)	(0.15)	(0.26)	(0.28)	(0.21)
From net capital gains	(0.00)[2]	(0.54)	(0.09)	—	—

Total Distributions	(0.13)	(0.69)	(0.35)	(0.28)	(0.21)

Net Asset Value, End of Year	$10.19	$10.82	$11.12	$10.64	$10.46

Total Return	(4.69)%	3.31%	7.93%	4.49%	0.94%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$6,213,223	$7,154,434	$8,979,527	$9,560,056	$11,617,735
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.65%	0.67%	0.67%	0.67%	0.67%
After expense waivers and reimbursements	0.65%	0.67%	0.67%	0.67%	0.67%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.17%	1.28%	2.38%	2.68%	1.96%
Portfolio Turnover Rate	467%	470%	405%	255%	291%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is greater than $(0.005) per share.

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 300

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN BOND FUND CLASS I

	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018
Net Asset Value, Beginning of Year	$10.82	$11.12	$10.64	$10.46	$10.57

Income from Investment Operations:
Net investment income[1]	0.15	0.17	0.28	0.30	0.23
Net realized and unrealized gain (loss)	(0.64)	0.24	0.57	0.18	(0.11)

Total Income (Loss) from Investment Operations	(0.49)	0.41	0.85	0.48	0.12

Less Distributions:
From net investment income	(0.15)	(0.17)	(0.28)	(0.30)	(0.23)
From net capital gains	(0.00)[2]	(0.54)	(0.09)	—	—

Total Distributions	(0.15)	(0.71)	(0.37)	(0.30)	(0.23)

Net Asset Value, End of Year	$10.18	$10.82	$11.12	$10.64	$10.46

Total Return	(4.58)%	3.54%	8.16%	4.72%	1.17%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$46,961,971	$52,980,073	$46,086,494	$40,927,700	$47,327,297
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.44%	0.45%	0.45%	0.44%	0.44%
After expense waivers and reimbursements	0.44%	0.45%	0.45%	0.44%	0.44%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.38%	1.49%	2.60%	2.91%	2.19%
Portfolio Turnover Rate	467%	470%	405%	255%	291%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is greater than $(0.005) per share.

See accompanying Notes to Financial Statements.

301 / Annual Report March 2022

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN BOND FUND CLASS I-2*

	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	PERIOD ENDED MARCH 31, 2020
Net Asset Value, Beginning of Period	$10.82	$11.12	$11.48

Income from Investment Operations:
Net investment income[1]	0.14	0.15	0.02
Net realized and unrealized gain (loss)	(0.64)	0.27	(0.36)

Total Income (Loss) from Investment Operations	(0.50)	0.42	(0.34)

Less Distributions:
From net investment income	(0.14)	(0.18)	(0.02)
From net capital gains	(0.00)[2]	(0.54)	—

Total Distributions	(0.14)	(0.72)	(0.02)

Net Asset Value, End of Period	$10.18	$10.82	$11.12

Total Return	(4.65)%	3.65%	(2.93)%[3]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$170,455	$116,857	$97[4]
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.52%	0.52%	0.33%[5]
After expense waivers and reimbursements	0.52%	0.52%	0.33%[5]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.33%	1.32%	3.49%[5]
Portfolio Turnover Rate	467%	470%	405%[3]

[5]	Annualized.
*	The Total Return Bond Fund Class I-2 Shares commenced operations on March 6, 2020.
[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is greater than $(0.005) per share.
[3]	Non-Annualized.
[4]	Represents the whole number without rounding to the 000s.

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 302

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN BOND FUND ADMINISTRATIVE CLASS

	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018
Net Asset Value, Beginning of Year	$10.83	$11.13	$10.65	$10.47	$10.58

Income from Investment Operations:
Net investment income[1]	0.12	0.13	0.25	0.27	0.20
Net realized and unrealized gain (loss)	(0.65)	0.24	0.57	0.18	(0.11)

Total Income (Loss) from Investment Operations	(0.53)	0.37	0.82	0.45	0.09

Less Distributions:
From net investment income	(0.11)	(0.13)	(0.25)	(0.27)	(0.20)
From net capital gains	(0.00)[2]	(0.54)	(0.09)	—	—

Total Distributions	(0.11)	(0.67)	(0.34)	(0.27)	(0.20)

Net Asset Value, End of Year	$10.19	$10.83	$11.13	$10.65	$10.47

Total Return	(4.89)%	3.19%	7.80%	4.36%	0.83%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$1,963,315	$2,083,842	$1,739,034	$1,011,637	$975,897
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.77%	0.78%	0.78%	0.78%	0.78%
After expense waivers and reimbursements	0.77%	0.78%	0.78%	0.78%	0.78%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.06%	1.15%	2.26%	2.58%	1.87%
Portfolio Turnover Rate	467%	470%	405%	255%	291%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is greater than $(0.005) per share.

See accompanying Notes to Financial Statements.

303 / Annual Report March 2022

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN BOND FUND PLAN CLASS

	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018
Net Asset Value, Beginning of Year	$10.15	$10.46	$10.01	$9.84	$9.95

Income from Investment Operations:
Net investment income[1]	0.15	0.17	0.28	0.29	0.23
Net realized and unrealized gain (loss)	(0.60)	0.23	0.54	0.17	(0.11)

Total Income (Loss) from Investment Operations	(0.45)	0.40	0.82	0.46	0.12

Less Distributions:
From net investment income	(0.15)	(0.17)	(0.28)	(0.29)	(0.23)
From net capital gains	(0.00)[2]	(0.54)	(0.09)	—	—

Total Distributions	(0.15)	(0.71)	(0.37)	(0.29)	(0.23)

Net Asset Value, End of Year	$9.55	$10.15	$10.46	$10.01	$9.84

Total Return	(4.50)%	3.65%	8.29%	4.80%	1.18%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$22,197,865	$24,605,977	$23,822,841	$20,611,577	$18,363,121
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.36%	0.37%	0.37%	0.37%	0.37%
After expense waivers and reimbursements	0.36%	0.37%	0.37%	0.37%	0.37%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.47%	1.57%	2.67%	3.00%	2.28%
Portfolio Turnover Rate	467%	470%	405%	255%	291%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is greater than $(0.005) per share.

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 304

Metropolitan West Funds

Financial Highlights

	ULTRA SHORT BOND FUND CLASS M

	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018
Net Asset Value, Beginning of Year	$4.25	$4.23	$4.26	$4.25	$4.27

Income from Investment Operations:
Net investment income[1]	0.02	0.02	0.11	0.09	0.05
Net realized and unrealized gain (loss)	(0.07)	0.02	(0.03)	0.01	(0.02)

Total Income (Loss) from Investment Operations	(0.05)	0.04	0.08	0.10	0.03

Less Distributions:
From net investment income	(0.02)	(0.02)	(0.11)	(0.09)	(0.05)

Net Asset Value, End of Year	$4.18	$4.25	$4.23	$4.26	$4.25

Total Return	(1.14)%	1.03%	1.85%	2.37%	0.68%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$39,477	$61,925	$28,355	$34,376	$50,777
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.64%	0.65%	0.77%	0.74%	0.69%
After expense waivers and reimbursements	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	0.49%	0.49%	2.53%	2.08%	1.14%
Portfolio Turnover Rate	336%	210%	303%	172%	183%

[1]	Per share numbers have been calculated using the average share method.

See accompanying Notes to Financial Statements.

305 / Annual Report March 2022

Metropolitan West Funds

Financial Highlights

	ULTRA SHORT BOND FUND CLASS I

	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018
Net Asset Value, Beginning of Year	$4.26	$4.23	$4.27	$4.26	$4.27

Income from Investment Operations:
Net investment income[1]	0.03	0.03	0.12	0.10	0.06
Net realized and unrealized gain (loss)	(0.08)	0.03	(0.04)	0.01	(0.01)

Total Income (Loss) from Investment Operations	(0.05)	0.06	0.08	0.11	0.05

Less Distributions:
From net investment income	(0.03)	(0.03)	(0.12)	(0.10)	(0.06)

Net Asset Value, End of Year	$4.18	$4.26	$4.23	$4.27	$4.26

Total Return	(1.21)%	1.43%	1.78%	2.53%	1.08%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$158,258	$181,248	$76,340	$68,020	$68,698
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.49%	0.48%	0.58%	0.56%	0.52%
After expense waivers and reimbursements	0.34%	0.34%	0.34%	0.34%	0.34%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	0.66%	0.67%	2.70%	2.27%	1.30%
Portfolio Turnover Rate	336%	210%	303%	172%	183%

[1]	Per share numbers have been calculated using the average share method.

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 306

Metropolitan West Funds

Financial Highlights

	UNCONSTRAINED BOND FUND CLASS M

	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018
Net Asset Value, Beginning of Year	$11.96	$11.12	$11.80	$11.83	$11.90

Income from Investment Operations:
Net investment income[1]	0.30	0.30	0.42	0.41	0.29
Net realized and unrealized gain (loss)	(0.66)	0.93	(0.69)	(0.03)	(0.03)

Total Income (Loss) from Investment Operations	(0.36)	1.23	(0.27)	0.38	0.26

Less Distributions:
From net investment income	(0.30)	(0.30)	(0.41)	(0.41)	(0.31)
From net capital gains	(0.13)	(0.09)	—	—	(0.02)
Return of capital	—	—	—	(0.00)[2]	—

Total Distributions	(0.43)	(0.39)	(0.41)	(0.41)	(0.33)

Net Asset Value, End of Year	$11.17	$11.96	$11.12	$11.80	$11.83

Total Return	(3.15)%	11.14%	(2.47)%	3.31%	2.18%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$214,792	$258,424	$267,139	$454,968	$642,999
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	1.02%	1.03%	1.03%	1.03%[3]	1.05%
After expense waivers and reimbursements	1.02%	1.03%	1.03%	1.03%	1.04%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.50%	2.56%	3.49%	3.46%	2.39%
Portfolio Turnover Rate	182%	165%	85%	43%	62%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is greater than $(0.005) per share.
[3]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 0.99%.

See accompanying Notes to Financial Statements.

307 / Annual Report March 2022

Metropolitan West Funds

Financial Highlights

	UNCONSTRAINED BOND FUND CLASS I

	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018
Net Asset Value, Beginning of Year	$11.95	$11.12	$11.79	$11.82	$11.89

Income from Investment Operations:
Net investment income[1]	0.33	0.33	0.44	0.44	0.33
Net realized and unrealized gain (loss)	(0.66)	0.92	(0.67)	(0.02)	(0.04)

Total Income (Loss) from Investment Operations	(0.33)	1.25	(0.23)	0.42	0.29

Less Distributions:
From net investment income	(0.33)	(0.33)	(0.44)	(0.45)	(0.34)
From net capital gains	(0.13)	(0.09)	—	—	(0.02)
Return of capital	—	—	—	(0.00)[2]	—

Total Distributions	(0.46)	(0.42)	(0.44)	(0.45)	(0.36)

Net Asset Value, End of Year	$11.16	$11.95	$11.12	$11.79	$11.82

Total Return	(2.88)%	11.35%	(2.11)%	3.60%	2.49%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$3,648,832	$3,271,289	$2,760,187	$2,651,631	$2,627,294
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.74%	0.75%	0.75%	0.75%	0.73%
After expense waivers and reimbursements	0.74%	0.75%	0.75%	0.75%	0.73%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.79%	2.82%	3.72%	3.76%	2.77%
Portfolio Turnover Rate	182%	165%	85%	43%	62%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is greater than $(0.005) per share.

See accompanying Notes to Financial Statements.

Annual Report March 2022 / 308

Metropolitan West Funds

Financial Highlights

	UNCONSTRAINED BOND FUND PLAN CLASS*

	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	PERIOD ENDED MARCH 31, 2020
Net Asset Value, Beginning of Period	$11.94	$11.11	$11.96

Income from Investment Operations:
Net investment income[1]	0.34	0.34	0.03
Net realized and unrealized gain (loss)	(0.66)	0.92	(0.85)

Total Income (Loss) from Investment Operations	(0.32)	1.26	(0.82)

Less Distributions:
From net investment income	(0.34)	(0.34)	(0.03)
From net capital gains	(0.13)	(0.09)	—

Total Distributions	(0.47)	(0.43)	(0.03)

Net Asset Value, End of Period	$11.15	$11.94	$11.11

Total Return	(2.83)%	11.44%	(6.88)%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$120,524	$63,815	$93[3]
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.69%	0.69%	0.68%[4]
After expense waivers and reimbursements	0.69%	0.69%	0.68%4
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.87%	2.88%	4.06%[4]
Portfolio Turnover Rate	182%	165%	85%[2]

*	The Unconstrained Bond Fund Plan Class Shares commenced operations on March 6, 2020.
[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Represents the whole number without rounding to the 000s.
[4]	Annualized.

See accompanying Notes to Financial Statements.

309 / Annual Report March 2022

Notes to Financial Statements

March 31, 2022

1.	SUMMARY OF ORGANIZATION

The Metropolitan West Funds (the “Trust”) is an open-end management investment company organized as a Delaware statutory trust on December 9, 1996 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Metropolitan West Asset Management, LLC (the “Adviser”), a federally registered investment adviser, provides the Funds (as defined below) with investment management services. The Trust currently consists of fourteen separate portfolios (each a “Fund” and collectively, the “Funds”): Metropolitan West AlphaTrak 500 Fund (the “AlphaTrak 500 Fund”), Metropolitan West Corporate Bond Fund (the “Corporate Bond Fund”), Metropolitan West ESG Securitized Fund (the “ESG Securitized Fund”), Metropolitan West Flexible Income Fund (the “Flexible Income Fund”), Metropolitan West Floating Rate Income Fund (the “Floating Rate Income Fund”), Metropolitan West High Yield Bond Fund (the “High Yield Bond Fund”), Metropolitan West Intermediate Bond Fund (the “Intermediate Bond Fund”), Metropolitan West Investment Grade Credit Fund (the “Investment Grade Credit Fund”), Metropolitan West Low Duration Bond Fund (the “Low Duration Bond Fund”), Metropolitan West Opportunistic High Income Credit Fund (the “Opportunistic High Income Credit Fund”), Metropolitan West Strategic Income Fund (the “Strategic Income Fund”), Metropolitan West Total Return Bond Fund (the “Total Return Bond Fund”), Metropolitan West Ultra Short Bond Fund (the “Ultra Short Bond Fund”) and Metropolitan West Unconstrained Bond Fund (the “Unconstrained Bond Fund”). The AlphaTrak 500 Fund commenced investment operations on June 29, 1998 with Class M shares. The Corporate Bond Fund commenced investment operations on June 29, 2018 with Class M and Class I shares. The ESG Securitized Fund commenced investment operations on October 1, 2021 with Class M and Class I shares. The Flexible Income Fund commenced investment operations on November 30, 2018 with Class M and Class I shares. The Floating Rate Income Fund commenced investment operations on June 28, 2013 with Class M and Class I shares. The Plan Class was added on January 29, 2021. The High Yield Bond Fund commenced investment operations on September 30, 2002 with Class M shares. Class I was added on March 31, 2003. The Intermediate Bond Fund commenced investment operations on June 28, 2002 with the Class I shares. Class M was added on June 30, 2004. The Investment Grade Credit Fund commenced investment operations on June 29, 2018 with Class M and Class I shares. The Low Duration Bond Fund commenced investment operations on March 31, 1997 with the Class M shares. Class I was added on March 31, 2000, and the Administrative Class was added on September 22, 2009. The Opportunistic High Income Credit Fund commenced investment operations on August 2, 2021 with Class M and Class I shares. The Strategic Income Fund commenced investment operations on June 30, 2003 with Class M shares. Class I was added on March 31, 2004. The Total Return Bond Fund commenced investment operations on March 31, 1997 with the Class M shares. Class I was added on March 31, 2000; Class I-2 was added on March 6, 2020; Administrative Class was added on December 18, 2009; and the Plan Class added on July 31, 2011. The Ultra Short Bond Fund commenced investment operations on June 30, 2003 with the Class M shares. Class I was added on July 31, 2004. The Unconstrained Bond Fund commenced investment operations on September 30, 2011 with Class M and Class I shares; and the Plan Class was added on March 6, 2020. Each Fund is an investment company following the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) No. 946, Financial Services – Investment Companies.

The AlphaTrak 500 Fund seeks to achieve a total return that exceeds the total return of the Standard & Poor’s 500 Index (the “S&P 500 Index”). The Fund combines non-leveraged investments in S&P 500 Index futures contracts and/or swaps with a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of up to three years. The Fund’s dollar-weighted average maturity is up to five years.

The Corporate Bond Fund seeks to maximize long-term total return, by investing, under normal circumstances, at least 80% of its assets, plus any borrowings for investment purposes, in a diversified portfolio of corporate debt instruments of varying maturities issued by U.S. and foreign corporations domiciled in developed market and emerging market countries. There is no limit on the weighted average maturity of the Fund’s portfolio, and the Fund’s average portfolio duration is expected, but not required, to vary from three to nine years.

The ESG Securitized Fund seeks to maximize current income and achieve above average long-term total return by investing, under normal circumstances, at least 80% of its net assets in debt securities issued by securitized vehicles and similar instruments that the Adviser believes satisfy one or more of its positive-screening environmental, social and governance (“ESG”) criteria to support sustainable initiatives. The Fund’s portfolio duration is two to eight years and the Fund’s dollar-weighted average maturity ranges from two to fifteen years.

The Flexible Income Fund seeks a high level of current income with a secondary objective of long-term capital appreciation by utilizing a flexible investment approach that allocates investments across a range of global investment opportunities related to credit, currencies and interest rates. There is no limit on the weighted average maturity of the Fund’s portfolio, and the Fund’s average portfolio duration is expected, but not required, to vary from zero to eight years.

Annual Report March 2022 / 310

Notes to Financial Statements (Continued)

The Floating Rate Income Fund seeks primarily to maximize current income with a secondary objective of long-term capital appreciation, by investing normally at least 80% of its net assets, plus any borrowings for investment purposes, in floating rate investments and in investments that are the economic equivalent of floating rate investments. The Fund’s portfolio securities may have any duration or maturity.

The High Yield Bond Fund seeks to maximize long-term total return consistent with preservation of capital. The Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in high yield bonds (commonly known as “junk bonds”). The remainder of the Fund’s net assets may be invested in investment grade securities rated by one of the nationally recognized statistical rating organizations or, if unrated, determined by the Adviser to be of comparable quality. The Fund’s portfolio duration is two to eight years. The Fund’s dollar-weighted average maturity is expected to range from two to fifteen years.

The Intermediate Bond Fund seeks to maximize current income, consistent with preservation of capital. The Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities it regards as bonds. The Fund’s portfolio duration is one to six years. The Fund’s dollar-weighted average maturity is expected to range from three to seven years.

The Investment Grade Credit Fund seeks to maximize long-term total return. The Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities and instruments it regards as bonds in the U.S and abroad, including emerging markets, and may purchase securities of varying maturities issued by domestic and foreign corporations and governments. There is no limit on the weighted average maturity of the Fund’s portfolio, and the Fund’s average portfolio duration is expected, but not required, to vary from two to eight years.

The Low Duration Bond Fund seeks to maximize current income, consistent with preservation of capital. The Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities it regards as bonds. The Fund’s portfolio duration is up to three years. The Fund’s dollar-weighted average maturity is expected to range from one to five years.

The Opportunistic High Income Credit Fund seeks to maximize total returns through a combination of current income and capital appreciation by investing at least 80% of its net assets in investments across a range of global investment opportunities related to income-generating credit securities, with an emphasis on higher volatility, lower-quality debt securities rated below investment grade, or unrated securities determined by the Adviser to be of comparable quality. There is no limit on the weighted average maturity of the Fund’s portfolio, and there is no limit on the Fund’s average portfolio duration.

The Strategic Income Fund seeks to maximize long-term total return without tracking any particular markets or indices. This Fund uses techniques intended to provide absolute (positive) returns in all markets by employing a strategy intended to produce high income while exploiting disparities or inefficiencies in markets. The Fund focuses on inefficiencies related to secured or asset-backed debt compared with unsecured and subordinated debt or equity of companies and issuers. Additionally, the Fund focuses on longer-term cyclical anomalies in the fixed income markets to both enhance yield and realize potential price appreciation. These anomalies include shifts in the portfolio’s duration, yield curve anomalies, and sector- and issue-specific dislocations.

The Total Return Bond Fund seeks to maximize long-term total return. The Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities it regards as bonds. The Fund’s portfolio duration is two to eight years. The Fund’s dollar-weighted average maturity is expected to range from two to fifteen years.

The Ultra Short Bond Fund seeks to maximize current income, consistent with preservation of capital. The Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities it regards as bonds. The Fund’s portfolio duration normally will remain within one year of its benchmark index. The Fund’s dollar-weighted average maturity normally exceeds one year.

The Unconstrained Bond Fund seeks to provide investors with positive long-term returns irrespective of general securities market conditions. The Fund intends to pursue its objective by utilizing a flexible investment approach that allocates investments across a range of global investment opportunities related to credit, currencies and interest rates. The Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities and instruments it regards as bonds in the U.S. and abroad, including emerging markets, and may purchase securities of varying maturities issued by domestic and foreign corporations and governments. There is no limit on the weighted average maturity of the Fund’s portfolio, and the average portfolio duration of the fixed-income portion of the Fund’s portfolio is expected to vary from negative three (-3) years to positive eight (8) years.

A more complete description of the objectives and strategies of each of the Funds can be found in the Prospectuses and the Statement of Additional Information, which can be obtained at www.tcw.com or by calling (800) 241-4671.

311 / Annual Report March 2022

Notes to Financial Statements (Continued)

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust:

Net Asset Value:

The Net Asset Value (“NAV”) of each class of a Fund is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of the class of the Fund on each business day as of 4 p.m. ET.

Security Valuation:

Fixed income securities for which market quotations are readily available are valued at prices as provided by independent pricing vendors or broker quotes. The Funds receive pricing information from independent pricing vendors approved by the Board of Trustees (the “Board” or the “Board of Trustees”). Securities with a demand feature exercisable within one to seven days are valued at par. The Funds also use a benchmark pricing system to the extent vendors’ prices for their securities are either inaccurate (such as when the reported prices are different from recent known market transactions) or are not available from another pricing source. For a security priced using this system, the Adviser initially selects a proxy composed of a relevant security (e.g., U.S. Treasury Note) or benchmark (e.g., LIBOR) and a multiplier, divisor or margin that the Adviser believes would together best reflect changes in the market value of the security. The value of the security changes daily based on changes to the market price of the assigned benchmark. The benchmark pricing system is continuously reviewed by the Adviser and implemented according to the pricing policy reviewed by the Board. S&P 500 Index futures contracts are valued at the first sale price after 4 p.m. ET on the Chicago Mercantile Exchange. All other futures contracts are valued at the official settlement price of the exchange on which those securities are traded. Equity securities, including depository receipts, are valued at the last reported sale price or the market’s closing price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the average of the bid and ask prices. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Equity options are valued at the average of the bid and ask prices. Securities and other assets that cannot be valued as described above will be valued at their fair value as determined by the Adviser under guidelines established by and under the general supervision and responsibility of the Board.

Investments in registered open-ended investment companies, including those classified as money market funds, are valued based upon the reported NAV of such investments.

Fair value methods approved by the Board of Trustees include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influence the market in which the investments are purchased and sold. These securities are either categorized as Level 2 or 3 depending on the relevant inputs used. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Pricing Committee of the Board, generally based upon recommendations provided by the Adviser. When the Funds use these fair valuation methods applied by the Adviser that use significant unobservable inputs to determine NAV, securities will be priced by a method that the Board or persons acting at their direction believe accurately reflect fair value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Funds cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Funds could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Funds may differ from the value that would be realized if the securities were sold.

Foreign Currency Translation:

The books and records of each Fund are maintained in U.S. dollars as follows: (1) foreign currency denominated securities and other assets and liabilities stated in foreign currencies are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the Statements of Operations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains and losses included in realized and unrealized gains and losses are reclassified to ordinary income for federal income tax purposes.

Foreign Taxes:

The Funds may be subject to withholding taxes on income and capital gains imposed by certain countries in which they invest. The withholding tax on income is netted against the income accrued or received. Any reclaimable taxes are recorded as income. The withholding tax on realized or unrealized gain is recorded as a liability.

Annual Report March 2022 / 312

Notes to Financial Statements (Continued)

Securities and Derivatives Transactions and Investment Income:

Securities transactions are accounted for no later than the first NAV calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio securities transactions are reported on the trade date. Cost is determined and gains and losses are based on the first-in, first-out method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Discounts, including original issue discount, and premiums on securities are amortized using the effective interest method.

Distributions to Shareholders:

Distributions to shareholders are recorded on the ex-dividend date. The Funds (except the AlphaTrak 500 Fund) expect to declare dividends daily and pay them monthly to shareholders. The AlphaTrak 500 Fund expects to declare and pay dividends to shareholders quarterly. Distributions of net capital gains, if any, will be made at least annually. The Board may determine to declare and make distributions more or less frequently.

Federal Income Taxation:

It is each Fund’s policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three and four fiscal years, respectively.

As of and during the year ended March 31, 2022, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties.

Cash and Cash Equivalents:

The Trust has defined cash and cash equivalents as cash which can be in interest-bearing accounts. The Funds also maintain cash in bank account deposits that, at times, may exceed federally insured limits. The Funds have not experienced any losses in any such accounts.

Use of Estimates:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Fair Value Measurements:

Various inputs are used in determining the fair value of investments, which are as follows:

* Level 1 -	unadjusted quoted prices in active markets for identical securities

* Level 2 -	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

* Level 3 -	significant unobservable inputs that are not corroborated by observable market data

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

313 / Annual Report March 2022

Notes to Financial Statements (Continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized as Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Asset-backed securities and mortgage-backed securities. The fair value of asset-backed securities and mortgage-backed securities is estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized as Level 2 of the fair value hierarchy; otherwise they would be categorized as Level 3.

Bank loans. The fair value of bank loans is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable market inputs obtained from independent sources. Bank loans are generally categorized as Level 2 of the fair value hierarchy, unless key inputs are unobservable; they would then be categorized as Level 3.

Corporate bonds. The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized as Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized as Level 3 of the hierarchy.

Credit default swaps. Credit default swaps are fair valued using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index-specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable and timely, the fair values of credit default swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Equity securities. Securities such as common stocks and warrants are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded, valuation adjustments are not applied and they are categorized as Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety; otherwise they may be categorized as Level 3. Restricted securities held in non-public entities are categorized as Level 3 of the fair value hierarchy because they trade infrequently, and therefore the inputs are unobservable.

Foreign currency contracts. The fair value of foreign currency contracts is derived from indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker-dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivatives can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as indices and exchange rates. Foreign currency contracts are categorized as Level 2 of the fair value hierarchy.

Futures contracts. Futures contracts and options on futures contracts are traded on commodity exchanges and are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to futures contracts, they are categorized as Level 1. To the extent that valuation adjustments are observable and timely, the fair values of futures contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Interest rate swaps. Interest rate swaps are fair valued using pricing models that are based on real-time intraday snap shots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps are monitored regularly to ensure that interest rates are properly depicting the current market rate. To the extent that these inputs are observable and timely, the fair values of interest rate swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Annual Report March 2022 / 314

Notes to Financial Statements (Continued)

Money market funds. Money market funds are open-ended mutual funds that invest in short-term debt securities. To the extent that these funds are valued based upon the reported NAV, they are categorized as Level 1 of the fair value hierarchy.

Municipal bonds. Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-wanted lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Options and Swaptions contracts. Exchange-listed options contracts are traded on securities exchanges and are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied, they are categorized as Level 1. If valuation adjustments are applied and such adjustments are observable and timely, the fair values of exchange-listed options contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3. Options and swaptions contracts traded over-the-counter (“OTC”) are fair valued based on pricing models and incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable and timely, the fair values of OTC options and swaptions contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Restricted securities. Restricted securities that are deemed to be both Rule 144A securities and illiquid, as well as restricted securities held in non-public entities, are categorized as Level 3 of the fair value hierarchy because they trade infrequently, and therefore the inputs are unobservable. Any other restricted securities are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety; otherwise they may be categorized as Level 3.

Short-term investments. Short-term investments (commercial paper and repurchase agreements) are valued using market price quotations, and are reflected as Level 2 of the fair value hierarchy.

Total return swaps. Total return swaps are fair valued using pricing models that take into account, among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of total return swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

U.S. and Foreign government and agency securities. U.S. and Foreign government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Some government securities are actively traded and transparent in the market place. As such, they can be categorized as Level 1. Other government and agencies securities are quoted based on similar securities and yields, and therefore would be categorized as Level 2.

As of March 31, 2022, Level 3 securities consist of certain asset-backed and mortgage-backed securities, bank loans, common stocks, corporate bonds and credit default swaps.

315 / Annual Report March 2022

Notes to Financial Statements (Continued)

The summary of inputs used to value each Fund’s investments and other financial instruments carried at fair value as of March 31, 2022 is as follows:

ALPHATRAK 500 FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets:

Short-Term Investments:
Money Market Funds	$3,660,904	$—	$—	$3,660,904
U.S. Agency Discount Notes	—	1,192,777	—	1,192,777
U.S. Treasury Bills	2,117,854	—	—	2,117,854

Long-Term Investments:
Asset-Backed Securities	—	4,892,606	—	4,892,606
Common Stock	—	—	23,160	23,160
Corporates	—	12,798,946	—	12,798,946
Mortgage-Backed Securities	—	9,750,174	42,950	9,793,124
Municipal Bonds	—	904,364	—	904,364
Mutual Funds	8,169,469	—	—	8,169,469
Rights	—	—	—	—
U.S. Treasury Securities	143,946	—	—	143,946

Other Financial Instruments*

Assets:
Equity contracts	2,224,884	—	—	2,224,884

Total	$16,317,057	$29,538,867	$66,110	$45,922,034

*Other financial instruments include futures. Equity contracts include futures.

CORPORATE BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets:

Short-Term Investments:
Money Market Funds	$355,236	$—	$—	$355,236

Long-Term Investments:
Asset-Backed Securities	—	—	39,936	39,936
Corporates	—	11,219,336	5,355	11,224,691
Mortgage-Backed Securities	—	58,801	12,295	71,096
Municipal Bonds	—	364,007	—	364,007
U.S. Treasury Securities	346,609	22,025	—	368,634

Other Financial Instruments*

Assets:
Foreign currency exchange contracts	—	4,548	—	4,548
Interest rate contracts	18,676	11,164	—	29,840

Liabilities:
Foreign currency exchange contracts	—	(5,737)	—	(5,737)
Interest rate contracts	(6,138)	(49,447)	—	(55,585)

Total	$714,383	$11,624,697	$57,586	$12,396,666

*Other financial instruments include foreign currency exchange contracts, futures, swaps and written swaptions. Interest rate contracts include futures, swaps and written swaptions.

Annual Report March 2022 / 316

Notes to Financial Statements (Continued)

ESG SECURITIZED FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets:

Short-Term Investments:
Money Market Funds	$227,640	$—	$—	$227,640
U.S. Agency Discount Notes	—	96,810	—	96,810

Long-Term Investments:
Asset-Backed Securities	—	693,007	—	693,007
Mortgage-Backed Securities	—	9,101,469	—	9,101,469
U.S. Treasury Securities	1,983,880	—	—	1,983,880

Other Financial Instruments*

Assets:
Foreign currency exchange contracts	—	7,845	—	7,845
Interest rate contracts	41,969	—	—	41,969

Liabilities:
Foreign currency exchange contracts	—	(1,715)	—	(1,715)
Interest rate contracts	(15,590)	—	—	(15,590)

Total	$2,237,899	$9,897,416	$—	$12,135,315

*Other financial instruments include foreign currency exchange contracts and futures. Interest rate contracts include futures.

FLEXIBLE INCOME FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets:

Short-Term Investments:
Money Market Funds	$12,901,658	$—	$—	$12,901,658
U.S. Treasury Bills	9,964,717	—	—	9,964,717

Long-Term Investments:
Asset-Backed Securities	—	14,627,987	488,107	15,116,094
Bank Loans	—	14,400,380	—	14,400,380
Common Stock	334,050	—	330,900	664,950
Corporates	—	73,285,767	531,973	73,817,740
Foreign Government Obligations	—	4,869,898	—	4,869,898
Mortgage-Backed Securities	—	95,001,692	1,948,536	96,950,228
Municipal Bonds	—	1,373,157	—	1,373,157
Rights	—	—	—	—
U.S. Treasury Securities	2,493,467	—	—	2,493,467
Warrant	—	33,176	—	33,176

Other Financial Instruments*

Assets:
Foreign currency exchange contracts	—	96,181	—	96,181
Interest rate contracts	1,274,283	—	—	1,274,283

Liabilities:
Foreign currency exchange contracts	—	(104,882)	—	(104,882)
Interest rate contracts	(1,564,435)	—	—	(1,564,435)

Total	$25,403,740	$203,583,356	$3,299,516	$232,286,612

*Other financial instruments include foreign currency exchange contracts, futures and written options. Interest rate contracts include futures and written options.

317 / Annual Report March 2022

Notes to Financial Statements (Continued)

FLOATING RATE INCOME FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets:

Short-Term Investments:
Money Market Funds	$10,796,915	$—	$—	$10,796,915
U.S. Treasury Bills	23,392,140	—	—	23,392,140

Long-Term Investments:
Bank Loans	—	431,881,233	3,781,017	435,662,250
Common Stock	—	—	289,860	289,860
Corporates	—	30,315,646	—	30,315,646
Rights	—	—	—	—
Warrant	—	49,875	—	49,875

Other Financial Instruments*

Assets:
Foreign currency exchange contracts	—	20,619	—	20,619

Liabilities:
Foreign currency exchange contracts	—	(7,881)	—	(7,881)

Total	$34,189,055	$462,259,492	$4,070,877	$500,519,424

*Other financial instruments include foreign currency exchange contracts.

HIGH YIELD BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets:

Short-Term Investments:
Money Market Funds	$31,292,239	$—	$—	$31,292,239

Long-Term Investments:
Bank Loans	—	80,008,408	4,460,910	84,469,318
Common Stock	4,127,671	—	3,763,050	7,890,721
Corporates	—	585,388,272	4,007,877	589,396,149
Rights	—	—	—	—
Warrant	—	62,641	51	62,692

Other Financial Instruments*

Assets:
Credit contracts	—	222,693	94,040	316,733
Foreign currency exchange contracts	—	95,427	—	95,427
Interest rate contracts	1,711,536	—	—	1,711,536

Liabilities:
Foreign currency exchange contracts	—	(37,530)	—	(37,530)

Total	$37,131,446	$665,739,911	$12,325,928	$715,197,285

*Other financial instruments include foreign currency exchange contracts, futures and swaps. Credit contracts include swaps. Interest rate contracts include futures.

Annual Report March 2022 / 318

Notes to Financial Statements (Continued)

INTERMEDIATE BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets:

Short-Term Investments:
Money Market Funds	$34,047,208	$—	$—	$34,047,208

Long-Term Investments:
Asset-Backed Securities	—	52,145,385	2,041,174	54,186,559
Bank Loans	—	11,497,475	—	11,497,475
Common Stock	—	—	457,470	457,470
Corporates	—	260,796,096	522,068	261,318,164
Foreign Government Obligations	—	1,164,081	—	1,164,081
Mortgage-Backed Securities	—	125,076,917	—	125,076,917
Municipal Bonds	—	6,262,843	—	6,262,843
Purchased Options	93,306	—	—	93,306
Rights	—	—	—	—
U.S. Treasury Securities	361,976,057	—	—	361,976,057

Other Financial Instruments*

Assets:
Credit contracts	—	64,383	98,067	162,450
Foreign currency exchange contracts	—	258,747	—	258,747
Interest rate contracts	315,375	—	—	315,375

Liabilities:
Foreign currency exchange contracts	—	(327,873)	—	(327,873)
Interest rate contracts	(3,460,788)	—	—	(3,460,788)

Total	$392,971,158	$456,938,054	$3,118,779	$853,027,991

*Other financial instruments include foreign currency exchange contracts, futures, swaps and written options. Credit contracts include swaps. Interest rate contracts include futures and written options.

INVESTMENT GRADE CREDIT FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets:

Short-Term Investments:
Money Market Funds	$308,477	$—	$—	$308,477

Long-Term Investments:
Asset-Backed Securities	—	556,856	35,499	592,355
Corporates	—	7,213,940	13,386	7,227,326
Mortgage-Backed Securities	—	2,697,911	37,672	2,735,583
Municipal Bonds	—	596,541	—	596,541
U.S. Treasury Securities	257,775	—	—	257,775

Other Financial Instruments*

Assets:
Interest rate contracts	65,228	15,253	—	80,481

Liabilities:
Interest rate contracts	(58,677)	(74,540)	—	(133,217)

Total	$572,803	$11,005,961	$86,557	$11,665,321

*Other financial instruments include futures, swaps, written options and written swaptions. Interest rate contracts include futures, swaps, written options and written swaptions.

319 / Annual Report March 2022

Notes to Financial Statements (Continued)

LOW DURATION BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets:

Short-Term Investments:
Money Market Funds	$99,499,642	$—	$—	$99,499,642
U.S. Treasury Bills	69,802,143	—	—	69,802,143

Long-Term Investments:
Asset-Backed Securities	—	201,712,769	6,034,776	207,747,545
Bank Loans	—	67,722,799	—	67,722,799
Common Stock	—	—	—	—
Corporates	—	784,267,098	2,096,305	786,363,403
Mortgage-Backed Securities	—	1,030,065,283	891,424	1,030,956,707
Municipal Bonds	—	23,091,060	—	23,091,060
Purchased Options	309,550	—	—	309,550
Purchased Swaptions	—	11,892	—	11,892
U.S. Treasury Securities	624,338,050	—	—	624,338,050

Other Financial Instruments*

Assets:
Credit contracts	—	190,920	317,177	508,097
Interest rate contracts	11,168,335	—	—	11,168,335

Liabilities:
Interest rate contracts	(14,970,438)	(3,498)	—	(14,973,936)

Total	$790,147,282	$2,107,058,323	$9,339,682	$2,906,545,287

*Other financial instruments include futures, swaps, written options and written swaptions. Credit contracts include swaps. Interest rate contracts include futures, written options and written swaptions.

OPPORTUNISTIC HIGH INCOME CREDIT FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets:

Short-Term Investments:
Money Market Funds	$97,209	$—	$—	$97,209

Long-Term Investments:
Bank Loans	—	209,857	31,515	241,372
Common Stock	379,717	—	—	379,717
Corporates	—	1,906,091	25,166	1,931,257
Master Limited Partnerships	79,927	—	—	79,927
Mortgage-Backed Securities	—	269,306	30,081	299,387

Other Financial Instruments*

Liabilities:
Interest rate contracts	(6,598)	—	—	(6,598)

Total	$550,255	$2,385,254	$86,762	$3,022,271

*Other financial instruments include futures. Interest rate contracts include futures.

Annual Report March 2022 / 320

Notes to Financial Statements (Continued)

STRATEGIC INCOME FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets:

Short-Term Investments:
Money Market Funds	$773,105	$—	$—	$773,105

Long-Term Investments:
Asset-Backed Securities	—	4,474,423	115,275	4,589,698
Common Stock	58,950	—	31,230	90,180
Corporates	—	9,563,348	32,127	9,595,475
Foreign Government Obligations	—	27,226	—	27,226
Mortgage-Backed Securities	—	12,369,154	85,217	12,454,371
Municipal Bonds	—	127,078	—	127,078
Rights	—	—	—	—

Other Financial Instruments*

Assets:
Foreign currency exchange contracts	—	1,321	—	1,321
Interest rate contracts	93,969	24,767	—	118,736

Liabilities:
Foreign currency exchange contracts	—	(3,872)	—	(3,872)
Interest rate contracts	(62,213)	(112,406)	—	(174,620)

Total	$863,810	$26,471,039	$263,849	$27,598,698

*Other financial instruments include foreign currency exchange contracts, futures, swaps, written options and written swaptions. Interest rate contracts include futures, swaps, written options and written swaptions.

TOTAL RETURN BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets:

Short-Term Investments:
Money Market Funds	$1,846,284,554	$—	$—	$1,846,284,554
U.S. Agency Discount Notes	—	4,759,666,339	—	4,759,666,339
U.S. Treasury Bills	3,618,887,182	—	—	3,618,887,182

Long-Term Investments:
Asset-Backed Securities	—	3,332,733,841	28,567,563	3,361,301,404
Bank Loans	—	1,556,092,594	3,351,078	1,559,443,672
Common Stock	—	—	71,845,770	71,845,770
Corporates	—	22,328,823,045	61,572,896	22,390,395,941
Foreign Government Obligations	—	909,248,705	—	909,248,705
Mortgage-Backed Securities	—	32,145,731,604	155,761,703	32,301,493,307
Municipal Bonds	—	520,502,526	—	520,502,526
Purchased Options	9,464,456	—	—	9,464,456
Rights	—	—	—	—
U.S. Treasury Securities	24,710,503,030	133,315,180	—	24,843,818,210

Other Financial Instruments*

Assets:
Credit contracts	—	3,381,654	947,503	4,329,157
Foreign currency exchange contracts	—	29,813,453	—	29,813,453
Interest rate contracts	286,630	72,771,520	—	73,058,150

Liabilities:
Foreign currency exchange contracts	—	(27,578,964)	—	(27,578,964)
Interest rate contracts	(268,731,067)	(328,699,312)	—	(597,430,379)
Reverse Repurchase Agreements	—	(3,963,750,000)	—	(3,963,750,000)

Total	$29,916,694,785	$61,472,052,185	$322,046,513	$91,710,793,483

*Other financial instruments include foreign currency exchange contracts, futures, reverse repurchase agreements, swaps, written options and written swaptions. Credit contracts include swaps. Interest rate contracts include futures, swaps, written options and written swaptions.

321 / Annual Report March 2022

Notes to Financial Statements (Continued)

ULTRA SHORT BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets:

Short-Term Investments:
Money Market Funds	$9,097,000	$—	$—	$9,097,000
U.S. Agency Discount Notes	—	7,133,369	—	7,133,369
U.S. Treasury Bills	18,977,391	—	—	18,977,391

Long-Term Investments:
Asset-Backed Securities	—	14,230,069	—	14,230,069
Corporates	—	51,496,247	—	51,496,247
Mortgage-Backed Securities	—	70,197,416	13,941	70,211,357
Municipal Bonds	—	1,698,134	—	1,698,134
Purchased Options	23,588	—	—	23,588
U.S. Treasury Securities	51,795,947	2,521,924	—	54,317,871

Other Financial Instruments*

Assets:
Credit contracts	—	21,740	—	21,740
Interest rate contracts	765,868	—	—	765,868

Liabilities:
Interest rate contracts	(651,603)	—	—	(651,603)

Total	$80,008,191	$147,298,899	$13,941	$227,321,031

*Other financial instruments include futures, swaps and written options. Credit contracts include swaps. Interest rate contracts include futures and written options.

UNCONSTRAINED BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets:

Short-Term Investments:
Money Market Funds	$190,256,390	$—	$—	$190,256,390
U.S. Agency Discount Notes	—	20,081,296	—	20,081,296
U.S. Treasury Bills	200,708,195	—	—	200,708,195

Long-Term Investments:
Asset-Backed Securities	—	553,636,311	9,140,910	562,777,221
Bank Loans	—	157,341,026	1,773,939	159,114,965
Common Stock	7,624,200	—	4,231,650	11,855,850
Corporates	—	1,221,417,317	4,328,214	1,225,745,531
Foreign Government Obligations	—	126,108,987	—	126,108,987
Mortgage-Backed Securities	—	1,836,583,549	54,965	1,836,638,514
Municipal Bonds	—	19,211,300	—	19,211,300
Purchased Options	467,063	—	—	467,063
Rights	—	—	—	—
U.S. Treasury Securities	56,733,694	—	—	56,733,694

Other Financial Instruments*

Assets:
Credit contracts	—	578,056	438,220	1,016,276
Foreign currency exchange contracts	—	1,401,009	—	1,401,009
Interest rate contracts	21,457,639	3,480,912	—	24,938,551

Liabilities:
Foreign currency exchange contracts	—	(1,751,000)	—	(1,751,000)
Interest rate contracts	(21,946,054)	(15,665,026)	—	(37,611,080)

Total	$455,301,127	$3,922,423,737	$19,967,898	$4,397,692,762

*Other financial instruments include foreign currency exchange contracts, futures, swaps, written options and written swaptions. Credit contracts include swaps. Interest rate contracts include futures, swaps, written options and written swaptions.

Annual Report March 2022 / 322

Notes to Financial Statements (Continued)

Certain securities held by the Funds are categorized as Level 3 investments. Their prices may be derived by utilizing unobservable prior transaction values or information from third party valuation services. The value of Level 3 investments could be significantly affected by changes in these unobservable inputs.

For the year ended March 31, 2022, a reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following tables are a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

ALPHATRAK 500 FUND	COMMON STOCK	MORTGAGE- BACKED SECURITIES
Balance as of April 1, 2021	$—	$62,388
Accrued discounts/premiums	—	(12,814)
Realized (loss)	(28)	—
Change in unrealized (depreciation)*	(2,702)	(6,805)
Purchases	25,890	—
Sales	—	—
Transfers into Level 3**	—	181
Transfers out of Level 3**	—	—

Balance as of March 31, 2022	$23,160	$42,950

*The change in unrealized appreciation (depreciation) on securities still held at March 31, 2022 was $(9,507) and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

**Transfers into and transfers out of level 3 represent the values as of the end of the reporting period. As of March 31, 2021, the Fund used significant observable inputs in determining the value of certain investments. As of March 31, 2022, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments with an end of period value of $181 transferred from level 2 to level 3 in the disclosure hierarchy.

CORPORATE BOND FUND	ASSET-BACKED SECURITIES	CORPORATES	MORTGAGE- BACKED SECURITIES
Balance as of April 1, 2021	$44,118	$5,267	$25,014
Accrued discounts/premiums	—	(52)	(1,894)
Realized (loss)	—	(5)	—
Change in unrealized appreciation (depreciation)*	(1,701)	675	(10,825)
Purchases	—	—	—
Sales	(2,481)	(530)	—
Transfers into Level 3**	—	—	—
Transfers out of Level 3**	—	—	—

Balance as of March 31, 2022	$39,936	$5,355	$12,295

*The change in unrealized appreciation (depreciation) on securities still held at March 31, 2022 was $(11,852) and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

**There were no transfers between level 2 and 3 for the year ended March 31, 2022.

323 / Annual Report March 2022

Notes to Financial Statements (Continued)

FLEXIBLE INCOME FUND	ASSET-BACKED SECURITIES	COMMON STOCK	CORPORATES	MORTGAGE- BACKED SECURITIES
Balance as of April 1, 2021	$815,348	$—	$213,302	$2,696,696
Accrued discounts/premiums	—	—	66,687	(139,815)
Realized gain (loss)	—	(72)	1,528	(1,962)
Change in unrealized (depreciation)*	(20,794)	(38,605)	(50,465)	(873,796)
Purchases	—	369,577	322,398	—
Sales	(30,318)	—	(21,477)	(8,716)
Other**	(276,129)	—	—	276,129
Transfers into Level 3***	—	—	—	—
Transfers out of Level 3***	—	—	—	—

Balance as of March 31, 2022	$488,107	$330,900	$531,973	$1,948,536

*The change in unrealized appreciation (depreciation) on securities still held at March 31, 2022 was $(982,589) and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

**Certain Level 3 investments were re-classified between Mortgage-Backed Securities – Non-Agency and Asset-Backed Securities.

***There were no transfers between level 2 and 3 for the year ended March 31, 2022.

FLOATING RATE INCOME FUND	BANK LOANS	COMMON STOCK
Balance as of April 1, 2021	$3,008,358	$—
Accrued discounts/premiums	(80,999)	—
Realized (loss)	(280,499)	(7)
Change in unrealized appreciation (depreciation)*	451,676	(33,817)
Purchases	2,698,971	323,684
Sales	(2,016,490)	—
Transfers into Level 3**	—	—
Transfers out of Level 3**	—	—

Balance as of March 31, 2022	$3,781,017	$289,860

*The change in unrealized appreciation (depreciation) on securities still held at March 31, 2022 was $29,489 and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

**There were no transfers between level 2 and 3 for the year ended March 31, 2022.

HIGH YIELD BOND FUND	BANK LOANS	COMMON STOCK	CORPORATES	CREDIT DEFAULT SWAPS	WARRANT
Balance as of April 1, 2021	$2,009,394	$—	$1,124,446	$—	$—
Accrued discounts/premiums	1,426	—	468,336	(44,416)	—
Realized gain (loss)	4,041	(35)	8,056	—	(1)
Change in unrealized appreciation (depreciation)*	(75,136)	(439,023)	(176,950)	14,342	(9)
Purchases	2,986,185	4,202,108	2,697,209	124,114	61
Sales	(465,000)	—	(113,220)	—	—
Transfers into Level 3**	—	—	—	—	—
Transfers out of Level 3**	—	—	—	—	—

Balance as of March 31, 2022	$4,460,910	$3,763,050	$4,007,877	$94,040	$51

*The change in unrealized appreciation (depreciation) on securities still held at March 31, 2022 was $(675,105) and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

**There were no transfers between level 2 and 3 for the year ended March 31, 2022.

Annual Report March 2022 / 324

Notes to Financial Statements (Continued)

INTERMEDIATE BOND FUND	ASSET-BACKED SECURITIES	COMMON STOCK	CORPORATES	CREDIT DEFAULT SWAPS
Balance as of April 1, 2021	$2,254,916	$—	$513,506	$—
Accrued discounts/premiums	—	—	(5,918)	(47,211)
Realized (loss)	—	(23)	(545)	—
Change in unrealized appreciation (depreciation)*	(86,957)	(53,372)	66,730	14,699
Purchases	—	510,865	—	130,579
Sales	(126,785)	—	(51,705)	—
Transfers into Level 3**	—	—	—	—
Transfers out of Level 3**	—	—	—	—

Balance as of March 31, 2022	$2,041,174	$457,470	$522,068	$98,067

*The change in unrealized appreciation (depreciation) on securities still held at March 31, 2022 was $(62,063) and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

**There were no transfers between level 2 and 3 for the year ended March 31, 2022.

INVESTMENT GRADE CREDIT FUND	ASSET-BACKED SECURITIES	CORPORATES	MORTGAGE- BACKED SECURITIES
Balance as of April 1, 2021	$39,216	$13,167	$65,397
Accrued discounts/premiums	—	(130)	(3,085)
Realized (loss)	—	(12)	—
Change in unrealized appreciation (depreciation)*	(1,512)	1,687	(24,640)
Purchases	—	—	—
Sales	(2,205)	(1,326)	—
Transfers into Level 3**	—	—	—
Transfers out of Level 3**	—	—	—

Balance as of March 31, 2022	$35,499	$13,386	$37,672

*The change in unrealized appreciation (depreciation) on securities still held at March 31, 2022 was $(24,465) and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

**There were no transfers between level 2 and 3 for the year ended March 31, 2022.

LOW DURATION BOND FUND	ASSET-BACKED SECURITIES	CORPORATES	CREDIT DEFAULT SWAPS	MORTGAGE- BACKED SECURITIES
Balance as of April 1, 2021	$6,666,708	$2,061,924	$—	$1,343,373
Accrued discounts/premiums	—	(26,448)	(149,806)	(63,325)
Realized (loss)	—	(2,436)	—	—
Change in unrealized appreciation (depreciation)*	(257,091)	270,879	48,371	(388,624)
Purchases	—	—	418,612	—
Sales	(374,841)	(207,614)	—	—
Transfers into Level 3**	—	—	—	—
Transfers out of Level 3**	—	—	—	—

Balance as of March 31, 2022	$6,034,776	$2,096,305	$317,177	$891,424

*The change in unrealized appreciation (depreciation) on securities still held at March 31, 2022 was $(336,693) and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

**There were no transfers between level 2 and 3 for the year ended March 31, 2022.

325 / Annual Report March 2022

Notes to Financial Statements (Continued)

OPPORTUNISTIC HIGH INCOME CREDIT FUND	BANK LOANS	CORPORATES	MORTGAGE- BACKED SECURITIES
Balance as of August 2, 2021*	$—	$—	$—
Accrued discounts/premiums	(11)	1,285	(1,348)
Realized gain (loss)	—	—	—
Change in unrealized (depreciation)**	(1,639)	(1,894)	(6,900)
Purchases	33,165	25,775	38,329
Sales	—	—	—
Transfers into Level 3***	—	—	—
Transfers out of Level 3***	—	—	—

Balance as of March 31, 2022	$31,515	$25,166	$30,081

*Commencement of Operations.

**The change in unrealized appreciation (depreciation) on securities still held at March 31, 2022 was $(10,434) and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

***There were no transfers between level 2 and 3 for the year ended March 31, 2022.

STRATEGIC INCOME FUND	ASSET-BACKED SECURITIES	COMMON STOCK	CORPORATES	MORTGAGE- BACKED SECURITIES
Balance as of April 1, 2021	$122,413	$—	$31,600	$159,315
Accrued discounts/premiums	255	—	(469)	78,888
Realized (loss)	—	(26)	(43)	—
Change in unrealized appreciation (depreciation)*	(3,259)	(3,644)	4,221	(152,986)
Purchases	—	34,900	—	—
Sales	(4,134)	—	(3,182)	—
Transfers into Level 3**	—	—	—	—
Transfers out of Level 3**	—	—	—	—

Balance as of March 31, 2022	$115,275	$31,230	$32,127	$85,217

*The change in unrealized appreciation (depreciation) on securities still held at March 31, 2022 was $(155,669) and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

**There were no transfers between level 2 and 3 for the year ended March 31, 2022.

TOTAL RETURN BOND FUND	ASSET-BACKED SECURITIES	BANK LOANS	COMMON STOCK	CORPORATES	CREDIT DEFAULT SWAPS	MORTGAGE- BACKED SECURITIES
Balance as of April 1, 2021	$31,559,020	$4,248,631	$—	$54,418,554	$—	$8,525,700
Accrued discounts/premiums	—	49,933	—	(209,358)	(449,007)	(1,388,927)
Realized (loss)	—	(181,197)	(47)	(116,642)	—	—
Change in unrealized appreciation (depreciation)*	(1,217,025)	(946,302)	(8,382,006)	5,997,108	141,825	(1,048,689)
Purchases	—	1,028,938	80,227,823	7,049,266	1,254,685	150,028,357
Sales	(1,774,432)	(848,925)	—	(5,566,032)	—	(354,738)
Transfers into Level 3**	—	—	—	—	—	—
Transfers out of Level 3**	—	—	—	—	—	—

Balance as of March 31, 2022	$28,567,563	$3,351,078	$71,845,770	$61,572,896	$947,503	$155,761,703

*The change in unrealized appreciation (depreciation) on securities still held at March 31, 2022 was $(5,485,643) and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

**There were no transfers between level 2 and 3 for the year ended March 31, 2022.

Annual Report March 2022 / 326

Notes to Financial Statements (Continued)

ULTRA SHORT BOND FUND	MORTGAGE- BACKED SECURITIES
Balance as of April 1, 2021	$18,543
Accrued discounts/premiums	(6,167)
Realized gain (loss)	—
Change in unrealized appreciation*	1,565
Purchases	—
Sales	—
Transfers into Level 3**	—
Transfers out of Level 3**	—

Balance as of March 31, 2022	$13,941

*The change in unrealized appreciation (depreciation) on securities still held at March 31, 2022 was $1,565 and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

**There were no transfers between level 2 and 3 for the year ended March 31, 2022.

UNCONSTRAINED BOND FUND	ASSET-BACKED SECURITIES	BANK LOANS	COMMON STOCK	CORPORATES	CREDIT DEFAULT SWAPS	MORTGAGE- BACKED SECURITIES
Balance as of April 1, 2021	$10,098,102	$375,837	$—	$3,607,708	$—	$97,063
Accrued discounts/premiums	—	4,414	—	(14,292)	(210,966)	38,031
Realized (loss)	—	(16,030)	(26)	(5,024)	—	—
Change in unrealized appreciation (depreciation)*	(389,418)	(68,706)	(493,693)	(1,430,646)	65,682	(80,129)
Purchases	—	1,553,521	4,725,369	2,533,725	583,504	—
Sales	(567,774)	(75,097)	—	(363,257)	—	—
Transfers into Level 3**	—	—	—	—	—	—
Transfers out of Level 3**	—	—	—	—	—	—

Balance as of March 31, 2022	$9,140,910	$1,773,939	$4,231,650	$4,328,214	$438,220	$54,965

*The change in unrealized appreciation (depreciation) on securities still held at March 31, 2022 was $(2,411,041) and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

**There were no transfers between level 2 and 3 for the year ended March 31, 2022.

Significant unobservable valuations inputs for Level 3 investments as of March 31, 2022, are as follows:

ALPHATRAK 500 FUND	FAIR VALUE AT 3/31/22	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE	INPUT TO VALUATION IF INPUT INCREASES

Common Stock	$23,160	Third-Party Vendor	Vendor Prices	$30.00	$30.00	Increase
Corporate Securities	$—	Broker Quote	Offered Quote	$—	$—	Increase
Mortgage-Backed Securities- Commercial Mortgage-Backed	$22,848	Third-Party Vendor	Vendor Prices	$0.11 - $2.92	$2.52	Increase
Mortgage-Backed Securities-Non-Agency	$20,102	Third-Party Vendor	Vendor Prices	$1.22	$1.22	Increase
Mortgage-Backed Securities- U.S. Agency Commercial
Mortgage-Backed	$—	Broker Quote	Offered Quote	$—	$—	Increase
Rights	$—	Broker Quote	Offered Quote	$—	$—	Increase

327 / Annual Report March 2022

Notes to Financial Statements (Continued)

CORPORATE BOND FUND	FAIR VALUE AT 3/31/22	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE	INPUT TO VALUATION IF INPUT INCREASES

Asset-Backed Securities	$39,936	Broker Quote	Offered Quote	$94.38	$94.38	Increase
Corporate Securities	$5,355	Third-Party Vendor	Vendor Prices	$93.00	$93.00	Increase
Mortgage-Backed Securities-Commercial Mortgage-Backed	$12,295	Third-Party Vendor	Vendor Prices	$0.10 - $1.63	$1.32	Increase

FLEXIBLE INCOME FUND	FAIR VALUE AT 3/31/22	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE	INPUT TO VALUATION IF INPUT INCREASES

Asset-Backed Securities	$488,107	Broker Quote	Offered Quote	$94.38	$94.38	Increase
Common Stock	$330,900	Third-Party Vendor	Vendor Prices	$30.00	$30.00	Increase
Corporate Securities	$—	Broker Quote	Offered Quote	$—	$—	Increase
Corporate Securities	$531,973	Third-Party Vendor	Vendor Prices	$17.00 - $93.00	$88.14	Increase
Mortgage-Backed Securities- Commercial Mortgage-Backed	$502,172	Third-Party Vendor	Vendor Prices	$1.63	$1.63	Increase
Mortgage-Backed Securities-Non-Agency	$1,446,364	Third-Party Vendor	Vendor Prices	$2.05 - $20.99	$5.27	Increase
Rights	$—	Broker Quote	Offered Quote	$—	$—	Increase

FLOATING RATE INCOME FUND	FAIR VALUE AT 3/31/22	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE	INPUT TO VALUATION IF INPUT INCREASES

Bank Loans	$3,781,017	Third-Party Vendor	Vendor Prices	$71.00 - $98.50	$91.83	Increase
Common Stock	$289,860	Third-Party Vendor	Vendor Prices	$30.00	$30.00	Increase
Corporate Securities	$—	Broker Quote	Offered Quote	$—	$—	Increase
Rights	$—	Broker Quote	Offered Quote	$—	$—	Increase

HIGH YIELD BOND FUND	FAIR VALUE AT 3/31/22	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE	INPUT TO VALUATION IF INPUT INCREASES

Bank Loans	$4,460,910	Third-Party Vendor	Vendor Prices	$95.50 - $98.50	$96.96	Increase
Common Stock	$—	Broker Quote	Offered Quote	$—	$—	Increase
Common Stock	$3,763,050	Third-Party Vendor	Vendor Prices	$30.00	$30.00	Increase
Corporate Securities	$—	Broker Quote	Offered Quote	$—	$—	Increase
Corporate Securities	$4,007,877	Third-Party Vendor	Vendor Prices	$93.00	$93.00	Increase
Rights	$—	Broker Quote	Offered Quote	$—	$—	Increase
Warrant	$51	Third-Party Vendor	Vendor Prices	$3.17	$3.17	Increase
Credit Default Swaps	$94,040	Broker Quote	Offered Quote	$4.58	$4.58	Increase

Annual Report March 2022 / 328

Notes to Financial Statements (Continued)

INTERMEDIATE BOND FUND	FAIR VALUE AT 3/31/22	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE	INPUT TO VALUATION IF INPUT INCREASES

Asset-Backed Securities	$2,041,174	Broker Quote	Offered Quote	$94.38	$94.38	Increase
Common Stock	$—	Broker Quote	Offered Quote	$—	$—	Increase
Common Stock	$457,470	Third-Party Vendor	Vendor Prices	$30.00	$30.00	Increase
Corporate Securities	$—	Broker Quote	Offered Quote	$—	$—	Increase
Corporate Securities	$522,068	Third-Party Vendor	Vendor Prices	$93.00	$93.00	Increase
Rights	$—	Broker Quote	Offered Quote	$—	$—	Increase
Credit Default Swaps	$98,067	Broker Quote	Offered Quote	$4.58	$4.58	Increase

INVESTMENT GRADE CREDIT FUND	FAIR VALUE AT 3/31/22	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE	INPUT TO VALUATION IF INPUT INCREASES

Asset-Backed Securities	$35,499	Broker Quote	Offered Quote	$94.38	$94.38	Increase
Corporate Securities	$13,386	Third-Party Vendor	Vendor Prices	$93.00	$93.00	Increase
Mortgage-Backed Securities- Commercial Mortgage-Backed	$37,672	Third-Party Vendor	Vendor Prices	$0.11 - $1.63	$1.47	Increase

LOW DURATION BOND FUND	FAIR VALUE AT 3/31/22	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE	INPUT TO VALUATION IF INPUT INCREASES

Asset-Backed Securities	$6,034,776	Broker Quote	Offered Quote	$94.38	$94.38	Increase
Common Stock	$—	Broker Quote	Offered Quote	$—	$—	Increase
Corporate Securities	$2,096,305	Third-Party Vendor	Vendor Prices	$93.00	$93.00	Increase
Mortgage-Backed Securities-Non-Agency	$891,424	Third-Party Vendor	Vendor Prices	$1.38	$1.38	Increase
Credit Default Swaps	$317,177	Broker Quote	Offered Quote	$4.58	$4.58	Increase

OPPORTUNISTIC HIGH INCOME CREDIT FUND	FAIR VALUE AT 3/31/22	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE	INPUT TO VALUATION IF INPUT INCREASES

Bank Loans	$31,515	Third-Party Vendor	Vendor Prices	$95.50	$95.50	Increase
Corporate Securities	$25,166	Third-Party Vendor	Vendor Prices	$93.00	$93.00	Increase
Mortgage-Backed Securities-Non-Agency	$30,081	Third-Party Vendor	Vendor Prices	$13.74	$13.74	Increase

329 / Annual Report March 2022

Notes to Financial Statements (Continued)

STRATEGIC INCOME FUND	FAIR VALUE AT 3/31/22	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE	INPUT TO VALUATION IF INPUT INCREASES

Asset-Backed Securities	$66,560	Broker Quote	Offered Quote	$94.38	$94.38	Increase
Asset-Backed Securities	$48,715	Third-Party Vendor	Vendor Prices	$11.60	$11.60	Increase
Common Stock	$31,230	Third-Party Vendor	Vendor Prices	$30.00	$30.00	Increase
Corporate Securities	$—	Broker Quote	Offered Quote	$—	$—	Increase
Corporate Securities	$32,127	Third-Party Vendor	Vendor Prices	$93.00	$93.00	Increase
Mortgage-Backed Securities-Non-Agency	$85,217	Third-Party Vendor	Vendor Prices	$5.02	$5.02	Increase
Rights	$—	Broker Quote	Offered Quote	$—	$—	Increase

TOTAL RETURN BOND FUND	FAIR VALUE AT 3/31/22	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE	INPUT TO VALUATION IF INPUT INCREASES

Asset-Backed Securities	$28,567,563	Broker Quote	Offered Quote	$94.38	$94.38	Increase
Bank Loans	$3,351,078	Third-Party Vendor	Vendor Prices	$57.50	$57.50	Increase
Common Stock	$—	Broker Quote	Offered Quote	$—	$—	Increase
Common Stock	$71,845,770	Third-Party Vendor	Vendor Prices	$30.00	$30.00	Increase
Corporate Securities	$—	Broker Quote	Offered Quote	$—	$—	Increase
Corporate Securities	$61,572,896	Third-Party Vendor	Vendor Prices	$93.00 - $109.22	$93.98	Increase
Mortgage-Backed Securities-Non-Agency	$149,346,746	Broker Quote	Offered Quote	$99.98 - $100.03	$100.00	Increase
Mortgage-Backed Securities-Non-Agency	$6,414,957	Third-Party Vendor	Vendor Prices	$0.81 - $99.53	$6.45	Increase
Rights	$—	Broker Quote	Offered Quote	$—	$—	Increase
Credit Default Swaps	$947,503	Broker Quote	Offered Quote	$4.58	$4.58	Increase

ULTRA SHORT BOND FUND	FAIR VALUE AT 3/31/22	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE	INPUT TO VALUATION IF INPUT INCREASES

Mortgage-Backed Securities-Non-Agency	$13,941	Third-Party Vendor	Vendor Prices	$1.22	$1.22	Increase

UNCONSTRAINED BOND FUND	FAIR VALUE AT 3/31/22	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE	INPUT TO VALUATION IF INPUT INCREASES

Asset-Backed Securities	$9,140,910	Broker Quote	Offered Quote	$94.38	$94.38	Increase
Bank Loans	$1,773,939	Third-Party Vendor	Vendor Prices	$57.50 - $98.50	$91.65	Increase
Common Stock	$—	Broker Quote	Offered Quote	$—	$—	Increase
Common Stock	$4,231,650	Third-Party Vendor	Vendor Prices	$30.00	$30.00	Increase
Corporate Securities	$—	Broker Quote	Offered Quote	$—	$—	Increase
Corporate Securities	$4,328,214	Third-Party Vendor	Vendor Prices	$11.50 - $93.00	$81.14	Increase
Mortgage-Backed Securities-Non-Agency	$54,965	Third-Party Vendor	Vendor Prices	$0.58 - $5.02	$4.20	Increase
Rights	$—	Broker Quote	Offered Quote	$—	$—	Increase
Credit Default Swaps	$438,220	Broker Quote	Offered Quote	$4.58	$4.58	Increase

* The valuation technique employed on the Level 3 securities involves the use of vendor prices, broker quotes and benchmark pricing. The Adviser monitors the third-party brokers and vendors using the valuation process.

Annual Report March 2022 / 330

Notes to Financial Statements (Continued)

Derivative Instruments Categorized by Risk Exposure:

The following is a summary of the location of derivative instruments on the Funds’ Statements of Assets and Liabilities as of March 31, 2022:

LOCATION ON THE STATEMENTS OF ASSETS AND LIABILITIES
DERIVATIVE TYPE	ASSET DERIVATIVES	LIABILITY DERIVATIVES
Interest rate contracts	Unrealized appreciation on swap contracts Premiums paid for swap contracts Receivable for daily variation margin Investments, at value	Unrealized depreciation on swap contracts Premiums received on swap contracts Payable for daily variation margin Options written
Credit contracts	Unrealized appreciation on swap contracts Premiums paid for swap contracts	Unrealized depreciation on swap contracts Premiums received for swap contracts
Equity contracts	Unrealized appreciation on swap contracts Premiums paid for swap contracts Receivable for daily variation margin —	Unrealized depreciation on swap contracts Premiums received for swap contracts Payable for daily variation margin Options written
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts

The following is a summary of the Funds’ derivative instrument holdings categorized by primary risk exposure as of March 31, 2022:

	ASSET DERIVATIVE INVESTMENTS
	ALPHATRAK 500 FUND	CORPORATE BOND FUND	ESG SECURITIZED FUND	FLEXIBLE INCOME FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND
Credit contracts:
Swaps	$—	$—	$—	$—	$—	$316,733
Equity contracts:
Futures[1]	2,224,884	—	—	—	—	—
Interest contracts:
Futures[1]	—	18,676	41,969	1,274,283	—	1,711,536
Swaps	—	11,164	—		—	—
Foreign currency exchange contracts:
Forwards	—	4,548	7,845	96,181	20,619	95,427

Total	$2,224,884	$34,388	$49,814	$1,370,464	$20,619	$2,123,696

	ASSET DERIVATIVE INVESTMENTS
	INTERMEDIATE BOND FUND	INVESTMENT GRADE CREDIT FUND	LOW DURATION BOND FUND	OPPORTUNISTIC HIGH INCOME CREDIT FUND	STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND
Credit contracts:
Swaps	$162,450	$—	$508,097	$—	$—	$4,329,157
Interest contracts:
Futures[1]	315,375	65,228	11,168,335	—	93,969	286,630
Options and swaptions purchased	93,306	—	321,442	—	—	9,464,456
Swaps	—	15,253	—	—	24,767	72,771,520
Foreign currency exchange contracts:
Forwards	258,747	—	—	—	1,321	29,813,453

Total	$829,878	$80,481	$11,997,874	$—	$120,057	$116,665,216

331 / Annual Report March 2022

Notes to Financial Statements (Continued)

	ASSET DERIVATIVE INVESTMENTS
		ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND
Credit contracts:
Swaps		$21,740	$1,016,276
Interest contracts:
Futures[1]		765,868	21,457,639
Options and swaptions purchased		23,588	467,063
Swaps		—	3,480,912
Foreign currency exchange contracts:
Forwards		—	1,401,009

Total		$811,196	$27,822,899

1Includes cumulative appreciation (depreciation) of financial futures contracts as reported in the Schedules of Portfolio Investments. Only the current day’s margin variation is reported within the Statements of Assets and Liabilities.

	LIABILITY DERIVATIVE INVESTMENTS
	ALPHATRAK 500 FUND	CORPORATE BOND FUND	ESG SECURITIZED FUND	FLEXIBLE INCOME FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND
Interest contracts:
Futures[1]	$—	$(6,138)	$(15,590)	$(1,482,559)	$—	$—
Options and swaptions written	—	(10,206)	—	(81,875)	—	—
Swaps	—	(39,241)	—	—	—	—
Foreign currency exchange contracts:
Forwards	—	(5,737)	(1,715)	(104,882)	(7,881)	(37,530)

Total	$—	$(61,322)	$(17,305)	$(1,669,316)	$(7,881)	$(37,530)

	LIABILITY DERIVATIVE INVESTMENTS
	INTERMEDIATE BOND FUND	INVESTMENT GRADE CREDIT FUND	LOW DURATION BOND FUND	OPPORTUNISTIC HIGH INCOME CREDIT FUND	STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND
Interest contracts:
Futures[1]	$(1,281,044)	$(50,489)	$(7,870,050)	$(6,598)	$(45,838)	$(39,064,804)
Options and swaptions written	(2,179,744)	(18,394)	(7,103,886)	—	(38,025)	(290,863,292)
Swaps	—	(64,334)	—	—	(90,756)	(267,502,283)
Foreign currency exchange contracts:
Forwards	(327,873)	—	—	—	(3,872)	(27,578,964)

Total	$(3,788,661)	$(133,217)	$(14,973,936)	$(6,598)	$(178,491)	$(625,009,343)

	LIABILITY DERIVATIVE INVESTMENTS
		ULTRA SHORT	UNCONSTRAINED
		BOND FUND	BOND FUND
Interest contracts:
Futures[1]		$(20,828)	$(11,026,317)
Options and swaptions written		(630,775)	(14,047,392)
Swaps		—	(12,537,371)
Foreign currency exchange contracts:
Forwards		—	(1,751,000)

Total		$(651,603)	$(39,362,080)

1Includes cumulative appreciation (depreciation) of financial futures contracts as reported in the Schedules of Portfolio Investments. Only the current day’s margin variation is reported within the Statements of Assets and Liabilities.

Annual Report March 2022 / 332

Notes to Financial Statements (Continued)

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized in the Statements of Operations categorized by primary risk exposure for the year ended March 31, 2022:

REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS

	ALPHATRAK 500 FUND	CORPORATE BOND FUND	ESG SECURITIZED FUND	FLEXIBLE INCOME FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND
Credit contracts:
Swaps	$—	$—	$—	$—	$—	$103,924
Equity contracts:
Futures	3,179,476	—	—	—	—	—
Interest contracts:
Futures	—	3,104	40,277	(768,323)	—	28,753
Options and swaptions purchased[1]	—	—	—	—	—	—
Options and swaptions written	—	—	—	(41,185)	—	—
Swaps	—	(27)	—	—	—	—
Foreign currency exchange contracts:
Forwards	27,511	8,101	1,849	162,378	523,157	141,516

Total	$3,206,987	$11,178	$42,126	$(647,130)	$523,157	$274,193

REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS

	INTERMEDIATE BOND FUND	INVESTMENT GRADE CREDIT FUND	LOW DURATION BOND FUND	OPPORTUNISTIC HIGH INCOME CREDIT FUND	STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND
Credit contracts:
Swaps	$46,073	$—	$141,728	$—	$—	$1,469,692
Interest contracts:
Futures	(2,024,938)	(58,093)	5,991,163	(11,230)	(17,595)	25,039,677
Options and swaptions purchased[1]	417,991	—	1,371,642	—	—	54,459,939
Options and swaptions written	(1,233,044)	(4,097)	(3,988,866)	—	(8,194)	(113,197,139)
Swaps	—	(27)	—	—	(44)	(125,310)
Foreign currency exchange contracts:
Forwards	451,123	—	1,443,076	—	4,225	89,284,721

Total	$(2,342,795)	$(62,217)	$4,958,743	$(11,230)	$(21,608)	$56,931,580

REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS

					ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND
Credit contracts:
Swaps					$8,103	$314,098
Interest contracts:
Futures					1,000,269	(4,472,720)
Options and swaptions purchased[1]					125,971	1,952,076
Options and swaptions written					(351,852)	(6,045,504)
Swaps					—	(6,097)
Foreign currency exchange contracts:
Forwards					334,738	5,097,667

Total					$1,117,229	$(3,160,480)

1Options and swaptions purchased are included in net realized gain (loss) from investments — unaffiliated.

333 / Annual Report March 2022

Notes to Financial Statements (Continued)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS

	ALPHATRAK 500 FUND	CORPORATE BOND FUND	ESG SECURITIZED FUND	FLEXIBLE INCOME FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND
Credit contracts:
Swaps	$—	$—	$—	$—	$—	$16,004
Equity contracts:
Futures	2,091,652	—	—	—	—	—
Interest contracts:
Futures	—	(8,437)	26,379	(549,918)	—	1,656,821
Options and swaptions purchased[1]	—	—	—	—	—	—
Options and swaptions written	—	(8,358)	—	(7,873)	—	—
Swaps	—	(28,077)	—	—	—	—
Foreign currency exchange contracts:
Forwards	(20,568)	(1,189)	6,130	(22,005)	(404,486)	57,897

Total	$2,071,084	$(46,061)	$32,509	$(579,796)	$(404,486)	$1,730,722

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS
	INTERMEDIATE BOND FUND	INVESTMENT GRADE CREDIT FUND	LOW DURATION BOND FUND	OPPORTUNISTIC HIGH INCOME CREDIT FUND	STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND
Credit contracts:
Swaps	$15,180	$—	$49,796	$—	$—	$167,069
Interest contracts:
Futures	(1,048,376)	(22,637)	1,134,224	(6,598)	(56,303)	(20,208,067)
Options and swaptions purchased[1]	(238,284)	—	(777,283)	—	—	(34,584,907)
Options and swaptions written	(788,477)	(9,157)	(2,594,047)	—	(19,326)	(129,106,670)
Swaps	—	(49,081)	—	—	(65,989)	(194,730,763)
Foreign currency exchange contracts:
Forwards	(69,126)	—	(1,422,086)	—	(2,551)	(40,046,116)

Total	$(2,129,083)	$(80,875)	$(3,609,396)	$(6,598)	$(144,169)	$(418,509,454)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS
					ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND
Credit contracts:
Swaps					$163	$69,998
Interest contracts:
Futures					612,945	354,297
Options and swaptions purchased[1]					(65,568)	(1,197,191)
Options and swaptions written					(244,207)	(6,507,343)
Swaps					—	(9,056,460)
Foreign currency exchange contracts:
Forwards					(264,437)	(2,502,148)

Total					$38,896	$(18,838,847)

1Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Annual Report March 2022 / 334

Notes to Financial Statements (Continued)

AVERAGE PERIOD BALANCE OF OUTSTANDING DERIVATIVE FINANCIAL INSTRUMENTS[1]
	ALPHATRAK 500 FUND	CORPORATE BOND FUND	ESG SECURITIZED FUND	FLEXIBLE INCOME FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND
Financial futures contracts:
Average number of contracts purchased	163	8	3	394	—	294
Average number of contracts sold	—	6	6	201	—	183
Average value of contracts purchased	$1,368,999	$1,264	$4,455	$485,321	$—	$144,193
Average value of contracts sold	$—	$14,321	$14,229	$643,559	$—	$607,314
Written options:
Average number of contracts	—	—	—	50	—	—
Average notional value	$—	$—	$—	$41,347	$—	$—
Credit default swaps:
Average number of contracts - sell protection	—	—	—	—	—	2
Average notional value - sell protection	$—	$—	$—	$—	$—	$5,483,750
Interest rate swaps:
Average number of contracts - pays fixed rate	—	1	—	—	—	—
Average number of contracts - receives fixed rate	—	1	—	—	—	—
Average notional - pays fixed rate	$—	$976	$—	$—	$—	$—
Average notional - receives fixed rate	$—	$170	$—	$—	$—	$—
Written swaptions:
Average number of contracts	—	1	—	—	—	—
Average notional value	$—	$462	$—	$—	$—	$—
Foreign currency exchange contracts:
Average number of contracts sold	1	1	2	8	3	3
Average value of contracts sold	$1,168	$1,519	$1,829	$34,088	$29,117	$51,678

335 / Annual Report March 2022

Notes to Financial Statements (Continued)

AVERAGE PERIOD BALANCE OF OUTSTANDING DERIVATIVE FINANCIAL INSTRUMENTS[1]
	INTERMEDIATE BOND FUND	INVESTMENT GRADE CREDIT FUND	LOW DURATION BOND FUND	OPPORTUNISTIC HIGH INCOME CREDIT FUND	STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND
Financial futures contracts:
Average number of contracts purchased	409	28	1,366	2	15	10,968
Average number of contracts sold	58	17	2,256	—	16	1,592
Average value of contracts purchased	$392,495	$20,513	$2,091,932	$1,774	$15,710	$37,332,715
Average value of contracts sold	$227,924	$50,086	$4,283,019	$—	$64,101	$3,171,280
Purchased options:
Average number of contracts	327	—	1,072	—	—	38,772
Average notional value	$193,152	$—	$633,522	$—	$—	$24,807,277
Written options:
Average number of contracts	1,082	5	3,522	—	10	122,901
Average notional value	$539,756	$3,935	$1,749,532	$—	$7,870	$62,225,051
Credit default swaps:
Average number of contracts - sell protection	2	—	2	—	—	2
Average notional value - sell protection	$2,707,500	$—	$8,446,250	$—	$—	$75,665,000
Interest rate swaps:
Average number of contracts - pays fixed rate	—	4	—	—	4	4
Average number of contracts - receives fixed rate	—	3	—	—	3	3
Average notional - pays fixed rate	$—	$1,568	$—	$—	$1,956	$5,746,465
Average notional - receives fixed rate	$—	$101	$—	$—	$353	$1,012,028
Purchased swaptions:
Average number of contracts	—	—	1	—	—	2
Average notional value	$—	$—	$939,000	$—	$—	$8,172,180
Written swaptions:
Average number of contracts	—	1	1	—	1	1
Average notional value	$—	$462	$540,000	$—	$980	$3,024,870
Foreign currency exchange contracts:
Average number of contracts sold	2	—	—	—	1	8
Average value of contracts sold	$85,273	$—	$—	$—	$1,306	$9,076,028

Annual Report March 2022 / 336

Notes to Financial Statements (Continued)

AVERAGE PERIOD BALANCE OF OUTSTANDING DERIVATIVE FINANCIAL INSTRUMENTS[1]
	ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND
Financial futures contracts:
Average number of contracts purchased	2	4,010
Average number of contracts sold	215	3,291
Average value of contracts purchased	$5,207	$4,411,110
Average value of contracts sold	$289,646	$11,480,804
Purchased options:
Average number of contracts	95	1,618
Average notional value	$54,854	$960,166
Written options:
Average number of contracts	312	5,369
Average notional value	$152,782	$2,693,149
Credit default swaps:
Average number of contracts - sell protection	1	2
Average notional value - sell protection	$390,000	$17,307,500
Interest rate swaps:
Average number of contracts - pays fixed rate	—	4
Average number of contracts - receives fixed rate	—	3
Average notional - pays fixed rate	$—	$268,755
Average notional - receives fixed rate	$—	$51,924
Written swaptions:
Average number of contracts	—	1
Average notional value	$—	$145,620
Foreign currency exchange contracts:
Average number of contracts sold	1	8
Average value of contracts sold	$11,675	$556,952

1Amounts disclosed represent the volume of derivative contracts for the year ended March 31, 2022.

Counterparty Credit Risk:

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. For OTC options purchased, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds to perform, and not the counterparty.

With exchange-traded purchased options and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

In order to better define its contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs OTC derivatives and typically contains, among other things, collateral posting terms and netting

337 / Annual Report March 2022

Notes to Financial Statements (Continued)

provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral requirements:

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of a Fund, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Portfolio Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold typically of $250,000 or $500,000 before a transfer is required, which is determined at the close of business of the Fund, and additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Funds and counterparties are not permitted to sell, repledge or use the collateral they receive. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. Each Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The Funds have implemented the disclosure requirements pursuant to FASB Accounting Standards update No. 2011-11, Disclosures about Offsetting Assets and Liabilities that requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Funds disclose in the Statements of Assets and Liabilities both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Funds disclose collateral received and posted in connection with master netting agreements or similar arrangements.

The following table presents Corporate Bond Fund’s OTC derivative assets by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2022:

		CORPORATE BOND FUND
COUNTERPARTY	GROSS DERIVATIVE ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED[1]	DERIVATIVE ASSETS (LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE ASSETS[2]

Citigroup Global Markets, Inc.
Foreign Currency Exchange Contracts	$4,548	$—	$(4,548)	$—

Total	$4,548	$—	$(4,548)	$—

1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount receivable from the counterparty in the event of default.

Annual Report March 2022 / 338

Notes to Financial Statements (Continued)

The following table presents Corporate Bond Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2022:

		CORPORATE BOND FUND
COUNTERPARTY	GROSS DERIVATIVE LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[1]	DERIVATIVE (ASSETS) LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE LIABILITIES[2]

Citigroup Global Markets, Inc.
Foreign Currency Exchange Contracts	$5,737	$—	$(4,548)	$1,189
Swaptions	$10,206	$—	$—	$10,206

Total	$15,943	$—	$(4,548)	$11,395

1Excess of collateral pledged for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount payable to the counterparty in the event of default.

The following table presents ESG Securitized Fund’s OTC derivative assets by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2022:

		ESG SECURITIZED FUND
COUNTERPARTY	GROSS DERIVATIVE ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED[1]	DERIVATIVE ASSETS (LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE ASSETS[2]

Bank of America N.A.
Foreign Currency Exchange Contracts	$7,845	$—	$(1,715)	$6,130

Total	$7,845	$—	$(1,715)	$6,130

1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount receivable from the counterparty in the event of default.

The following table presents ESG Securitized Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2022:

		ESG SECURITIZED FUND
COUNTERPARTY	GROSS DERIVATIVE LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[1]	DERIVATIVE (ASSETS) LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE LIABILITIES[2]

Bank of America N.A.
Foreign Currency Exchange Contracts	$1,715	$—	$(1,715)	$—

Total	$1,715	$—	$(1,715)	$—

1Excess of collateral pledged for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount payable to the counterparty in the event of default.

339 / Annual Report March 2022

Notes to Financial Statements (Continued)

The following table presents Flexible Income Fund’s OTC derivative assets by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2022:

		FLEXIBLE INCOME FUND
COUNTERPARTY	GROSS DERIVATIVE ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED[1]	DERIVATIVE ASSETS (LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE ASSETS[2]

Citigroup Global Markets, Inc.
Foreign Currency Exchange Contracts	$53,719	$—	$(53,719)	$—

Goldman Sachs International
Foreign Currency Exchange Contracts	$42,462	$—	$(19,695)	$22,767

Total	$96,181	$—	$(73,414)	$22,767

1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount receivable from the counterparty in the event of default.

The following table presents Flexible Income Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2022:

		FLEXIBLE INCOME FUND
COUNTERPARTY	GROSS DERIVATIVE LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[1]	DERIVATIVE (ASSETS) LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE LIABILITIES[2]

Citigroup Global Markets, Inc.
Foreign Currency Exchange Contracts	$85,187	$—	$(53,719)	$31,468

Goldman Sachs International
Foreign Currency Exchange Contracts	$19,695	$—	$(19,695)	$—

Total	$104,882	$—	$(73,414)	$31,468

1Excess of collateral pledged for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount payable to the counterparty in the event of default.

The following table presents Floating Rate Income Fund’s OTC derivative assets by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2022:

		FLOATING RATE INCOME FUND
COUNTERPARTY	GROSS DERIVATIVE ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED[1]	DERIVATIVE ASSETS (LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE ASSETS[2]

Goldman Sachs International
Foreign Currency Exchange Contracts	$20,619	$—	$(7,881)	$12,738

Total	$20,619	$—	$(7,881)	$12,738

1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount receivable from the counterparty in the event of default.

Annual Report March 2022 / 340

Notes to Financial Statements (Continued)

The following table presents Floating Rate Income Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2022:

		FLOATING RATE INCOME FUND
COUNTERPARTY	GROSS DERIVATIVE LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[1]	DERIVATIVE (ASSETS) LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE LIABILITIES[2]

Goldman Sachs International
Foreign Currency Exchange Contracts	$7,881	$—	$(7,881)	$—

Total	$7,881	$—	$(7,881)	$—

1Excess of collateral pledged for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount payable to the counterparty in the event of default.

The following table presents High Yield Fund’s OTC derivative assets by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2022:

		HIGH YIELD BOND FUND
COUNTERPARTY	GROSS DERIVATIVE ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED[1]	DERIVATIVE ASSETS (LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE ASSETS[2]

Credit Suisse First Boston International
Credit Default Swaps	$316,733	$(316,733)	$—	$—

Goldman Sachs International
Foreign Currency Exchange Contracts	$95,427	$—	$(37,530)	$57,897

Total	$412,160	$(316,733)	$(37,530)	$57,897

1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount receivable from the counterparty in the event of default.

The following table presents High Yield Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2022:

		HIGH YIELD BOND FUND
COUNTERPARTY	GROSS DERIVATIVE LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[1]	DERIVATIVE (ASSETS) LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE LIABILITIES[2]

Goldman Sachs International
Foreign Currency Exchange Contracts	$37,530	$—	$(37,530)	$—

Total	$37,530	$—	$(37,530)	$—

1Excess of collateral pledged for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount payable to the counterparty in the event of default.

341 / Annual Report March 2022

Notes to Financial Statements (Continued)

The following table presents Intermediate Bond Fund’s OTC derivative assets by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2022:

		INTERMEDIATE BOND FUND
COUNTERPARTY	GROSS DERIVATIVE ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED[1]	DERIVATIVE ASSETS (LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE ASSETS[2]

Citigroup Global Markets, Inc.
Foreign Currency Exchange Contracts	$253,479	$—	$(253,479)	$—

Credit Suisse First Boston International
Credit Default Swaps	$162,450	$—	$—	$162,450

Goldman Sachs International
Foreign Currency Exchange Contracts	$5,268	$—	$(5,268)	$—

Total	$421,197	$—	$(258,747)	$162,450

1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount receivable from the counterparty in the event of default.

The following table presents Intermediate Bond Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2022:

		INTERMEDIATE BOND FUND
COUNTERPARTY	GROSS DERIVATIVE LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[1]	DERIVATIVE (ASSETS) LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE LIABILITIES[2]

Citigroup Global Markets, Inc.
Foreign Currency Exchange Contracts	$319,719	$—	$(253,479)	$66,240

Goldman Sachs International
Foreign Currency Exchange Contracts	$8,154	$—	$(5,268)	$2,886

Total	$327,873	$—	$(258,747)	$69,126

1Excess of collateral pledged for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount payable to the counterparty in the event of default.

The following table presents Investment Grade Credit Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2022:

		INVESTMENT GRADE CREDIT FUND
COUNTERPARTY	GROSS DERIVATIVE LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[1]	DERIVATIVE (ASSETS) LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE LIABILITIES[2]

Citigroup Global Markets, Inc.
Swaptions	$10,206	$—	$—	$10,206

Total	$10,206	$—	$—	$10,206

1Excess of collateral pledged for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount payable to the counterparty in the event of default.

Annual Report March 2022 / 342

Notes to Financial Statements (Continued)

The following table presents Low Duration Bond Fund’s OTC derivative assets by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2022:

		LOW DURATION BOND FUND
COUNTERPARTY	GROSS DERIVATIVE ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED[1]	DERIVATIVE ASSETS (LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE ASSETS[2]

Credit Suisse First Boston International
Credit Default Swaps	$508,097	$(508,097)	$—	$—

Goldman Sachs International
Swaptions	$11,892	$(8,394)	$(3,498)	$—

Total	$519,989	$(516,491)	$(3,498)	$—

1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount receivable from the counterparty in the event of default.

The following table presents Low Duration Bond Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2022:

		LOW DURATION BOND FUND
COUNTERPARTY	GROSS DERIVATIVE LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[1]	DERIVATIVE (ASSETS) LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE LIABILITIES[2]

Goldman Sachs International
Swaptions	$3,498	$—	$(3,498)	$—

Total	$3,498	$—	$(3,498)	$—

1Excess of collateral pledged for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount payable to the counterparty in the event of default.

The following table presents Strategic Income Fund’s OTC derivative assets by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2022:

		STRATEGIC INCOME FUND
COUNTERPARTY	GROSS DERIVATIVE ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED[1]	DERIVATIVE ASSETS (LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE ASSETS[2]

Citigroup Global Markets, Inc.
Foreign Currency Exchange Contracts	$1,321	$—	$(1,321)	$—

Total	$1,321	$—	$(1,321)	$—

1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount receivable from the counterparty in the event of default.

343 / Annual Report March 2022

Notes to Financial Statements (Continued)

The following table presents Strategic Income Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2022:

		STRATEGIC INCOME FUND
COUNTERPARTY	GROSS DERIVATIVE LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[1]	DERIVATIVE (ASSETS) LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE LIABILITIES[2]

Citigroup Global Markets, Inc.
Foreign Currency Exchange Contracts	$3,872	$—	$(1,321)	$2,551
Swaptions	$21,650	$—	$—	$21,650

Total	$25,522	$—	$(1,321)	$24,201

1Excess of collateral pledged for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount payable to the counterparty in the event of default.

The following table presents Total Return Bond Fund’s OTC derivative assets by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2022:

		TOTAL RETURN BOND FUND
COUNTERPARTY	GROSS DERIVATIVE ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED[1]	DERIVATIVE ASSETS (LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE ASSETS[2]

Citigroup Global Markets, Inc.
Foreign Currency Exchange Contracts	$18,710,809	$—	$(18,710,809)	$—

Credit Suisse First Boston International
Credit Default Swaps	$4,329,157	$(4,240,000)	$—	$89,157

Goldman Sachs International
Foreign Currency Exchange Contracts	$11,102,644	$—	$(5,803,829)	$5,298,815

Total	$34,142,610	$(4,240,000)	$(24,514,638)	$5,387,972

1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount receivable from the counterparty in the event of default.

Annual Report March 2022 / 344

Notes to Financial Statements (Continued)

The following table presents Total Return Bond Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2022:

		TOTAL RETURN BOND FUND
COUNTERPARTY	GROSS DERIVATIVE LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[1]	DERIVATIVE (ASSETS) LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE LIABILITIES2

Bank of America N.A.
Reverse Repurchase Agreements	$986,250,000	$(986,250,000)	$—	$—

Barclay’s Capital
Reverse Repurchase Agreements	$1,990,000,000	$(1,990,000,000)	$—	$—

Citigroup Global Markets, Inc.
Foreign Currency Exchange Contracts	$21,775,135	$(3,064,326)	$(18,710,809)	$—
Swaptions	$11,018,468	$(7,114,674)	$—	$3,903,794

	$32,793,603	$(10,179,000)	$(18,710,809)	$3,903,794

Goldman Sachs International
Foreign Currency Exchange Contracts	$5,803,829	$—	$(5,803,829)	$—
Swaptions	$14,610,671	$(2,910,000)	$—	$11,700,671

	$20,414,500	$(2,910,000)	$(5,803,829)	$11,700,671

JPMorgan Chase
Reverse Repurchase Agreements	$987,500,000	$(987,500,000)	$—	$—
Swaptions	$20,103,590	$(12,520,000)	$—	$7,583,590

	$1,007,603,590	$(1,000,020,000)	$—	$7,583,590

Morgan Stanley
Swaptions	$15,464,300	$(3,618,000)	$—	$11,846,300

Total	$4,052,525,993	$(3,992,977,000)	$(24,514,638)	$35,034,355

1Excess of collateral pledged for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount payable to the counterparty in the event of default.

The following table presents Ultra Short Bond Fund’s OTC derivative assets counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2022:

		ULTRA SHORT BOND FUND
COUNTERPARTY	GROSS DERIVATIVE ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED[1]	DERIVATIVE ASSETS (LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE ASSETS[2]

Credit Suisse First Boston International
Credit Default Swaps	$21,740	$—	$—	$21,740

Total	$21,740	$—	$—	$21,740

1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount receivable from the counterparty in the event of default.

345 / Annual Report March 2022

Notes to Financial Statements (Continued)

The following table presents Unconstrained Bond Fund’s OTC derivative assets counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2022:

		UNCONSTRAINED BOND FUND
COUNTERPARTY	GROSS DERIVATIVE ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED[1]	DERIVATIVE ASSETS (LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE ASSETS[2]

Citigroup Global Markets, Inc.
Foreign Currency Exchange Contracts	$1,274,458	$—	$(1,274,458)	$—

Credit Suisse First Boston International
Credit Default Swaps	$1,016,276	$(1,000,000)	$—	$16,276

Goldman Sachs International
Foreign Currency Exchange Contracts	$126,551	$—	$(126,551)	$—

Total	$2,417,285	$(1,000,000)	$(1,401,009)	$16,276

1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount receivable from the counterparty in the event of default.

The following table presents Unconstrained Bond Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2022:

		UNCONSTRAINED BOND FUND
COUNTERPARTY	GROSS DERIVATIVE LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[1]	DERIVATIVE (ASSETS) LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE LIABILITIES[2]

Citigroup Global Markets, Inc.
Foreign Currency Exchange Contracts	$1,607,503	$(333,000)	$(1,274,458)	$45

Goldman Sachs International
Foreign Currency Exchange Contracts	$143,497	$—	$(126,551)	$16,946

JPMorgan Chase
Swaptions	$3,127,655	$(1,855,000)	$—	$1,272,655

Total	$4,878,655	$(2,188,000)	$(1,401,009)	$1,289,646

1Excess of collateral pledged for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount payable to the counterparty in the event of default.

3.	PORTFOLIO INVESTMENTS

The Funds may invest in mortgage pass-through securities which represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.

The Funds may invest in securities issued by the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corp. (“FHLMC”). These are fixed-income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Funds. The risk of such defaults is generally higher in the case of mortgage pools that include sub-prime mortgages. Sub-prime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

Additionally, securities issued by FNMA and FHLMC are not backed by or entitled to the full faith and credit of the United States and are supported by the right to the issuer to borrow from the Treasury.

Annual Report March 2022 / 346

Notes to Financial Statements (Continued)

On September 7, 2008, the Federal Housing Finance Agency was appointed as conservator of FNMA and FHLMC. In addition, the U.S. Department of the Treasury has agreed to provide capital as needed to ensure FNMA and FHLMC continue to provide liquidity to the housing and mortgage markets.

The Funds may also invest in Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association (“GNMA”), FHLMC, or FNMA. The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit. CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments.

The Funds may enter into to be announced (“TBA”) commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Funds’ other assets. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described in Note 2 under “Security Valuation”.

The Funds may invest in Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other Collateralized Debt Obligations (“CDOs”), which are debt instruments backed solely by a pool of other debt securities. The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the CBO, CLO or other CDO in which a Fund invests. Some CBOs, CLOs and other CDOs have credit ratings, but are typically issued in various classes with various priorities. Normally, CBOs, CLOs and other CDOs are privately offered and sold (that is, not registered under the securities laws) and may be characterized by the Funds as illiquid securities, but an active dealer market may exist for CBOs, CLOs and other CDOs that qualify for Rule 144A transactions. In addition to the normal interest rate, default and other risks of fixed income securities, CBOs, CLOs and other CDOs carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Funds may invest in CBOs, CLOs and other CDOs that are subordinate to other classes, there may be volatility in value, and the complex structure of the security may not be fully understood at the time of investment and produce disputes with the issuer or unexpected investment results.

The Funds may invest in stripped mortgage-backed securities issued by the U.S. government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). During the year ended March 31, 2022, certain interest-only securities were held as part of the overall mortgage portfolio holdings. The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Such securities will be considered liquid only if so determined in accordance with guidelines established by the Board. The Funds also may invest in stripped mortgage-backed securities that are privately issued. These securities will be considered illiquid for purposes of each Fund’s limit on illiquid securities.

The Funds may purchase participations in commercial loans, or may purchase assignments of such loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Funds may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a Fund intends to invest may not be rated by any nationally recognized rating service. Participations and assignments also involve special types of risk, including interest rate risk, liquidity risk, and the risk of being a lender. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

The Funds may also sell a debt or equity security short, that is, without owning it, and borrow the same security from a broker or other institution to complete the sale. The Adviser may use short sales when it believes a security is overvalued or as a partial hedge against a position in a related security of the same issuer held by a Fund. The Corporate Bond Fund, ESG Securitized Fund, Flexible Income Fund, High Yield Bond Fund, Investment Grade Credit Fund, Opportunistic High Income Credit Fund and Strategic

347 / Annual Report March 2022

Notes to Financial Statements (Continued)

Income Fund may not make short sales of securities or maintain a short position if more than 33 1/3% of the Fund’s total assets (taken at current value) are held as collateral for such sales at any one time. The AlphaTrak 500 Fund, Intermediate Bond Fund, Low Duration Bond Fund, Total Return Bond Fund, Ultra Short Bond Fund and Unconstrained Bond Fund will not make total short sales exceeding 25% of the Fund’s total assets. The Floating Rate Income Fund will not make total short sales exceeding 15% of the Fund’s total assets. If the value of the security sold short increases, a Fund would lose money because it would need to replace the borrowed security by purchasing it at a higher price. The potential loss is unlimited. (If the short sale was intended as a hedge against another investment, the loss on the short sale may be fully or partially offset by gains in that other investment.) At March 31, 2022, the Funds did not hold any short debt or equity.

A lender may request that the borrowed securities be returned on short notice; if that occurs at a time when other short sellers of the subject security are receiving similar requests, a “short squeeze” can occur. This means that the Funds might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short, with purchases on the open market at prices significantly greater than those at which the securities were sold short. Short selling also may produce higher than normal portfolio turnover and result in increased transaction costs to the Funds. The Funds also may make short sales “against-the-box”, in which the Funds sell short securities they own. The Funds will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box, which result in a “constructive sale”, requiring the Fund to recognize any taxable gain from the transaction.

The Funds may invest in payment-in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statements of Assets and Liabilities.

For the year ended March 31, 2022, the Funds did not receive any in-kind payments with respect to PIK securities.

The Funds may invest in repurchase agreements. In a repurchase agreement, the Funds purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed repurchase amount. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a segregated account by the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements. In the event the counterparty defaults and the fair value of the collateral declines, the Funds could experience losses, delays and costs in liquidating the collateral.

Master Repurchase Agreements (“MRAs”) permit each Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from each Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, each Fund receives securities as collateral with a market value in excess of the repurchase price to be received by each Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, each Fund recognizes a liability with respect to such excess collateral to reflect each Fund’s obligation under bankruptcy law to return the excess to the counterparty. As of March 31, 2022, the Funds did not hold any repurchase agreements.

The Funds may enter into reverse repurchase agreements, whereby a Fund sells securities concurrently with entering into an agreement to repurchase those securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on those securities. Reverse repurchase agreements are speculative techniques involving leverage and are considered borrowings by the Fund for purposes of the percentage limitations applicable to borrowings. Securities sold under reverse repurchase agreements are recorded as a liability. Interest payments made are recorded as a component of interest expense. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A reverse repurchase agreement involves the risk that the market value of the security sold by a Fund may decline below the repurchase price of the security. A Fund will segregate assets determined to be liquid by the manager or otherwise cover its obligations under reverse repurchase agreements. The average dollar amount and average interest rate of reverse repurchase agreements in the Total Return Bond Fund for the year ended March 31, 2022, was $739,588,584 and (0.44)%.

Reverse repurchase transactions and treasury roll transactions are entered into by a Fund under MRAs. With reverse repurchase transactions and treasury roll transactions, typically the Funds and the counterparties are not permitted to sell, re-pledge, or use the collateral associated with the transaction. Pursuant to the terms of the MRA, a Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by a Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed. As of March 31, 2022, the Total Return Bond Fund held reverse repurchase agreements.

Annual Report March 2022 / 348

Notes to Financial Statements (Continued)

As of March 31, 2022, the following table is a summary of open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

TOTAL RETURN BOND FUND
COUNTERPARTY	REVERSE REPURCHASE AGREEMENTS	FAIR VALUE OF NON-CASH COLLATERAL PLEDGED INCLUDING ACCRUED INTEREST[1]	NET AMOUNT
Bank of America N.A.	$986,250,000	$986,250,000	$—
Barclays Bank PLC	1,990,000,000	1,990,000,000	—
JPMorgan Chase	987,500,000	987,500,000	—

	$3,963,750,000	$3,963,750,000	$—

1Excess of collateral pledged for individual counterparty may not be shown for financial reporting purposes.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a Fund’s obligation to repurchase the securities.

Each Fund may enter into when-issued, delayed-delivery, or forward commitment transactions in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although a Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, or forward commitment basis, there may be a loss, and that Fund may have missed an opportunity to make an alternative investment. Prior to settlement of these transactions, the value of the subject securities will fluctuate, reflecting interest rate changes. In addition, because a Fund is not required to pay for when-issued, delayed-delivery, or forward commitment securities until the delivery date, they may result in a form of leverage to the extent a Fund does not maintain liquid assets equal to the face amount of the contract. The Funds segregate assets (cash and/or securities) to cover the amounts outstanding related to these transactions.

Derivatives:

The Funds may engage in various portfolio investment strategies both to increase the return of the Funds and to economically hedge, or protect, their exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract. The Funds are subject to credit risk, equity price risk and interest rate risk in the normal course of pursuing their investment objectives by investing in various derivative financial instruments, as described below:

Over the reporting period, the Funds engaged in interest rate futures contracts, foreign currency exchange contracts, swap agreements and swaptions as a means of managing interest rate risk and yield curve positioning consistent with the Adviser’s current market perspectives. Additionally, credit default swaps were held for the purposes of (1) hedging valuation risks specific to identified market segments, industries and credits and (2) efficiently gaining income-bearing exposures to selected market segments, industries and credits. The market value of these instruments, realized and changes in unrealized gains and losses, and the types of contracts are included in the Schedule of Portfolio Investments and the Notes to Financial Statements.

Options - The Funds may purchase and write call and put options on securities, securities indices and on foreign currencies. A Fund may purchase put options on securities to seek to protect holdings in an underlying or related security against a substantial decline in market value. A Fund may purchase call options on securities to seek to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. The Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. A Fund may write a call or put option only if the option is covered by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund’s obligation as writer of the option. When the Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. These liabilities are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or

349 / Annual Report March 2022

Notes to Financial Statements (Continued)

offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the sum of the premium and exercise price, but as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

The Funds may execute transactions in both listed and over-the-counter options. Listed options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on which they trade. Transactions in certain over-the-counter options may expose the Funds to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the over-the-counter option transaction, a Fund’s maximum amount of loss is the premium paid (as purchaser) or the unrealized loss of the contract (as writer). As of March 31, 2022, the Flexible Income Fund, Intermediate Bond Fund, Investment Grade Credit Fund, Low Duration Bond Fund, Strategic Income Fund, Total Return Bond Fund, Ultra Short Bond Fund and Unconstrained Bond Fund held written options.

Futures - The Funds purchased or sold exchange-traded futures contracts, which are contracts that obligate the Funds to make or take delivery of a financial instrument or the cash value of a security index at a specified future date at a specified price. The Funds may use futures contracts to manage exposure to the stock and bond markets or changes in interest rates and currency values, or for gaining exposure to markets. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time the Adviser to the Fund may be attempting to sell some or all of the Fund holdings or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin). Subsequent payments (variation margin) are made or received by the Fund, generally on a daily basis. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed or expires.

Futures transactions involve minimal counterparty risk since futures contracts are guaranteed against default by the exchange on which they trade.

Foreign Currency - The Funds may hold foreign currency as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk).

Foreign Currency Exchange Contracts - The Funds entered into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by a Fund, help to manage the overall exposure to the currencies in which some of the investments held by a Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Swaps - The Funds invested in swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a basket of securities representing a particular index. A swap contract may not be assigned without the consent of the counterparty (and in certain circumstances may not be assignable), and may result in losses in the event of a default or bankruptcy of the counterparty.

The Funds entered into credit default swap agreements to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default has occurred. In the event of default, the seller must pay

Annual Report March 2022 / 350

Notes to Financial Statements (Continued)

the buyer the par value (full notional value) of the reference obligation in exchange for the reference obligation. The Funds may be either the buyer or seller in such transactions. If a Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller of a credit default swap, the Fund receives a fixed rate of income throughout the term of the contract, provided there is no default event. If an event of default occurs, the seller may pay the notional value of the reference obligation. The value of the reference obligation received by the seller, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk.

The aggregate fair value of credit default swaps in a net liability position is reflected as unrealized depreciation. The collateral posted for swap contracts, net of assets received as collateral, is also disclosed in the Notes to Schedules of Portfolio Investments. The maximum potential amount of future payments (undiscounted) that a portfolio as a seller of protection could be required to make under a credit default swap agreement is an amount equal to the notional amount of the agreement. These potential amounts are partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a portfolio for the same referenced entity or entities. As of March 31, 2022, High Yield Bond Fund, Intermediate Bond Fund, Low Duration Bond Fund, Total Return Bond Fund, Ultra Short Bond Fund and Unconstrained Bond Fund had credit default swaps outstanding in the Funds.

The Funds entered into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time. The Funds’ maximum risk of loss due to counterparty default is the discounted NAV of the cash flows paid to/received from the counterparty over the interest rate swap’s remaining life. The Funds enter into interest rate swaps to manage duration, the yield curve, or interest rate risk by economically hedging the value of the fixed-rate bonds which may decrease when interest rates rise (interest rate risk).

The Funds may write (sell) and purchase put and call swaptions. Swaption contracts written by the Funds represent an option that gives the purchaser the right, but not the obligation, to enter into a new swap agreement, or to shorten, extend, cancel or modify an existing swap agreement, on a future date on specified terms. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. At March 31, 2022, Corporate Bond Fund, Investment Grade Credit Fund, Low Duration Bond Fund, Strategic Income Fund, Total Return Bond Fund and Unconstrained Bond Fund held swaptions.

In addition to the securities listed above, the AlphaTrak 500 Fund invested in the following equity derivative instruments with a notional or contractual value up to its total assets: S&P 500 Index futures contracts, Mini S&P 500 Index futures contracts, options on the S&P 500 Index and S&P futures, and swap agreements involving the S&P 500 Index. When the above-listed S&P Index derivatives appear to be overvalued relative to the S&P 500 Index, the Fund may invest up to 100% in the common stocks that comprise the S&P 500 Index. The Fund may also invest up to 25% of its total assets in these stocks indirectly by purchasing interests in one or more mutual funds, asset pools, or trusts that invest in such stocks.

The Funds may enter into total return swap agreements. Total return swap is the generic name for any non-traditional swap where one party agrees to pay the other the “total return” of a defined underlying asset, usually in return for receiving a stream of LIBOR-based cash flows. The total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined portfolios of loans and mortgages. The total return swap is a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, usually LIBOR, is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed between two parties.

As a result, unrealized gains are reported as an asset and unrealized losses are reported as a liability in the Statements of Assets and Liabilities. The change in the value of the swaps, including periodic amounts of interest paid or received on swaps, is reported as unrealized gains or losses in both the Statements of Assets and Liabilities and the Statements of Operations. A realized gain or loss is recorded upon payment or termination of swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used upon payment or receipt of a periodic payment or termination of swap agreements to express the extent of involvement

351 / Annual Report March 2022

Notes to Financial Statements (Continued)

in these transactions, but the amounts subject to credit risk are much smaller. At March 31, 2022, the Funds had outstanding swap agreements as listed in the Funds’ Schedules of Portfolio Investments. Swap transactions present risk of loss in excess of the related amounts in the Statements of Assets and Liabilities.

4.	RISK CONSIDERATIONS

Foreign Investing Risk: The Funds may be exposed to the risk that the Funds’ share prices will fluctuate with market conditions, currency exchange rates and the economic and political climates in countries where the Funds invest.

Market Risk: Because the values of the Funds’ investments will fluctuate with market conditions, so will the value of your investment in the Funds. You could lose money on your investment in the Funds or the Funds could underperform other investments.

Liquidity Risk: The Funds’ investments in illiquid securities may reduce the returns of the Funds because they may not be able to sell the illiquid securities at an advantageous time or price. Investments in high-yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments. The Funds may invest in private placements and Rule 144A securities.

Interest Rate Risk: The values of the Funds’ investments fluctuate in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of a Fund’s investment portfolio, the greater the change in value.

Mortgage-Backed and Other Asset-Backed Securities Risk: Each Fund may invest in mortgage-backed or other asset-backed securities. The values of some mortgaged-backed or other asset-backed securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If an unanticipated rate of prepayment on underlying mortgages increases the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Derivatives Risk: Use of derivatives, which at times is an important part of the Funds’ investment strategy, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Investments in derivatives could cause the Funds to lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Funds will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Credit Risk: The values of any of the Funds’ investments may also decline in response to events affecting the issuer or its credit rating. The lower-rated debt securities in which the Fund may invest are considered speculative and are subject to greater volatility and risk of loss than investment-grade securities, particularly in deteriorating economic conditions. The value of some mortgage-related securities in which the Funds invest also may fall because of unanticipated levels of principal prepayments that can occur when interest rates decline.

Certain of the Funds invest a material portion of their assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Funds.

Mortgage-backed securities (“MBS”) and asset-backed securities (“ABS”) are characterized and classified in a variety of different ways. These classifications include a view of the securities’ cash flow structure (pass-through, sequential pay, prepayment-protected, interest-only, principal-only, etc.), the security of the claim on the underlying assets (senior, mezzanine and subordinated), as well as types of underlying collateral (prime conforming loans, prime non-conforming loans, Alt-A loans, subprime loans, commercial loans, etc.). In many cases, the classification incorporates a degree of subjectivity: a particular loan might be categorized as “prime” by the underwriting standards of one mortgage issuer while another might classify the loan as “subprime.” In addition to other functions, the risk associated with an investment in a mortgage loan must take into account the nature of the collateral, the form and the level of credit enhancement, the vintage of the loan, the geography of the loan, the purpose of the loan (refinance versus purchase versus equity take-out), the borrower’s credit quality (e.g. FICO score), and whether the loan is a first trust deed or a second lien.

Annual Report March 2022 / 352

Notes to Financial Statements (Continued)

The mortgage industry lacks a single bright-line as to what separates a subprime loan from an Alt-A loan. Often it is a combination of loan characteristics involving both borrower criteria as well as collateral criteria that determine which category a loan is placed in. However, in order to be both conservative and objective as possible, the Adviser applied the following criteria to the Funds’ residential mortgage and asset-backed holdings in coming up with its categorizations:

Sub Prime - Any asset-backed bond whose collateral was residential mortgages which were considered to be subprime, provided that the loans did not belong to the classification of manufactured housing loans.

Alt-A - Any mortgage-backed security whose average borrower FICO score was less than 730 and/or was listed as an Alt-A pool by Bloomberg were considered to be Alt-A bonds.

Counterparty Risk: The Funds may be exposed to counterparty risk, or the risk that an entity with which the Funds have unsettled or open transactions may default. Financial assets, which potentially expose the Funds to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Funds’ exposure to credit and counterparty risks with respect to these financial assets is approximated by their fair value recorded in the Funds’ Statements of Assets and Liabilities.

Public Health Emergencies Risk and Impact of the Coronavirus (COVID-19): Pandemics and other local, national, and international public health emergencies, including outbreaks of infectious diseases such as SARS, H1N1/09 Flu, the Avian Flu, Ebola and the current outbreak of the novel coronavirus (“COVID-19”), can result, and in the case of COVID-19 is resulting, in market volatility and disruption, and any similar future emergencies may materially and adversely impact economic production and activity in ways that cannot be predicted, all of which could result in substantial investment losses.

The World Health Organization declared in March 2020 that the COVID-19 outbreak officially constitutes a “pandemic.” This outbreak has caused a worldwide public health emergency, straining healthcare resources and resulting in extensive and growing numbers of infections, hospitalizations and deaths. In an effort to contain COVID-19, local, regional, and national governments, as well as private businesses and other organizations, imposed and in some cases continue to impose severely restrictive measures, including instituting local and regional quarantines, restricting travel (including closing certain international borders), prohibiting public activity (including “stay-at-home,” “shelter-in-place,” and similar orders), and ordering the closure of a wide range of offices, businesses, schools, and other public venues. Consequently, COVID-19 has significantly diminished and disrupted global economic production and activity of all kinds and has contributed to both volatility and a severe decline in financial markets.

The ultimate impact of COVID-19 (and of the resulting precipitous decline and disruption in economic and commercial activity across many of the world’s economies) on global economic conditions, and on the operations, financial condition, and performance of any particular market, industry or business, is impossible to predict. However, ongoing and potential additional materially adverse effects, including further global, regional and local economic downturns (including recessions) of indeterminate duration and severity, are possible. Even if COVID-19’s spread is substantially contained, it will be difficult to assess what the longer-term impacts of an extended period of unprecedented economic dislocation and disruption will be on future economic developments, the health of certain markets, industries and businesses, and commercial and consumer behavior. The ongoing COVID-19 crisis and any other public health emergency that may arise in the future could have a significant adverse impact on our investments and result in significant investment losses.

LIBOR Risk: The London Interbank Offered Rate (“LIBOR”) historically has been and currently is used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage related securities, interest rate swaps and other derivatives. For example, debt securities in which a Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. A Fund’s derivative investments may also reference LIBOR. In July 2017, the head of the United Kingdom Financial Conduct Authority announced the intention to phase out the use of LIBOR by the end of 2021. However, the ICE Benchmark Administration, in its capacity as administrator of USD LIBOR, announced it would extend publication of 1-month, 3-month, and 6-month USD LIBOR by 19 months to June 2023. It is expected that market participants will transition to the use of different alternative reference or benchmark rates. Although regulators have encouraged the development and adoption of alternative rates such as the Secured Overnight Financing Rate (“SOFR”), there is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement reference rate. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments that reference LIBOR. The expected discontinuation of LIBOR could have a significant impact on the financial markets and may present a material risk for certain market participants, including investment companies such as the Funds. Abandonment of or modifications to LIBOR could lead to significant short-and long-term uncertainty and market instability. The risks associated with this discontinuation and transition

353 / Annual Report March 2022

Notes to Financial Statements (Continued)

may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. It remains uncertain how such changes would be implemented and the effects such changes would have on the Funds, issuers of instruments in which the Funds invest, and the financial markets generally.

Bank Loan Risk: There is a risk of investing in corporate loans made by commercial banks and other financial institutions or institutional investors to companies that need capital to grow or restructure, which includes interest rate risk, liquidity risk and prepayment risk. The Fund may also be subject to the credit risk of other financial institutions and the risks associated with insufficient collateral securing a bank loan, limited available public information about a bank loan, delayed settlement, and less protection for holders of bank loans as compared to holders of registered securities. Bank loans are not registered and otherwise may not be treated as securities under the federal securities laws, meaning investors in loans have less protection against improper practices than investors in securities that are registered under or are otherwise subject to the protections of the securities laws.

5.	SECURITIES TRANSACTIONS

Investment transactions for the year ended March 31, 2022, excluding U.S. government and short-term investments, were as follows:

PORTFOLIO	PURCHASES	SALES
AlphaTrak 500 Fund	$27,453,488	$15,571,318
Corporate Bond Fund	7,266,538	5,273,245
ESG Securitized Fund	6,895,070	1,785,261
Flexible Income Fund	119,486,077	81,689,886
Floating Rate Income Fund	295,370,792	216,047,914
High Yield Bond Fund	867,370,242	864,025,049
Intermediate Bond Fund	259,437,190	185,038,169
Investment Grade Credit Fund	16,180,064	13,574,981
Low Duration Bond Fund	1,155,749,685	951,937,413
Opportunistic High Income Credit Fund	6,003,203	2,892,087
Strategic Income Fund	12,847,477	6,241,976
Total Return Bond Fund	22,349,695,062	15,741,261,390
Ultra Short Bond Fund	61,409,695	69,106,753
Unconstrained Bond Fund	2,185,231,970	1,354,234,688

Investment transactions in U.S. government securities for the year ended March 31, 2022 were as follows:
PORTFOLIO	PURCHASES	SALES
AlphaTrak 500 Fund	$17,379,168	$16,439,084
Corporate Bond Fund	12,277,563	13,563,157
ESG Securitized Fund	37,295,518	29,735,085
Flexible Income Fund	330,190,133	324,530,155
Intermediate Bond Fund	3,144,699,776	3,198,849,816
Investment Grade Credit Fund	49,685,090	50,664,734
Low Duration Bond Fund	8,719,995,572	8,428,425,281
Opportunistic High Income Credit Fund	164,695	63,563
Strategic Income Fund	16,524,044	13,469,294
Total Return Bond Fund	417,844,557,821	429,265,026,647
Ultra Short Bond Fund	609,729,104	595,169,240
Unconstrained Bond Fund	5,342,148,250	5,400,195,080

Purchases include the Unconstrained Bond Fund purchase of certain securities from affiliated investment accounts for a total of $25,609,609. These trades are settled for cash in accordance with the valuation and other requirements set forth in Rule 17a-7 under the 1940 Act.

Annual Report March 2022 / 354

Notes to Financial Statements (Continued)

Investment transactions in the shares of affiliated issuers for the year ended March 31, 2022 were as follows:

	VALUE AT BEGINNING OF YEAR	PURCHASES	SALES	DIVIDEND/ INTEREST	VALUE AT END OF YEAR	REALIZED GAIN (LOSS)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
High Yield Bond Fund
Homer City Holdings LLC	$—	$—	$—	$—	$—	$—	$—

Total Return Bond Fund
Homer City Holdings LLC	$—	$—	$—	$—	$—	$—	$—

6.	INVESTMENT ADVISORY SERVICES AND OTHER TRANSACTIONS

As compensation for advisory services, the Adviser charges the Corporate Bond Fund, the ESG Securitized Fund, the Flexible Income Fund, the Floating Rate Income Fund, the High Yield Bond Fund, the Intermediate Bond Fund, the Investment Grade Credit Fund, the Low Duration Bond Fund, the Opportunistic High Income Credit Fund, the Total Return Bond Fund, the Ultra Short Bond Fund and the Unconstrained Bond Fund a fee, computed daily and payable monthly, at an annual rate of 0.40%, 0.40%, 0.45%, 0.55%, 0.50%, 0.35%, 0.35%, 0.30%, 0.50%, 0.35%, 0.25% and 0.65%, respectively, of each Fund’s average daily net assets. Effective February 1, 2022, the Adviser charges the AlphaTrak 500 Fund and the Strategic Income Fund 0.40% and 0.65%, respectively, of each Fund’s average daily net assets. Prior to February 1, 2022, the Adviser charged the AlphaTrak 500 Fund a basic fee of 0.35% of the Fund’s average daily net assets. The basic fee may have been adjusted upward or downward (by up to 0.35% of the Fund’s average daily net assets for the relevant three-month performance period), depending on whether, and to what extent, the investment performance of the AlphaTrak 500 Fund before management fees, for the relevant performance period, exceeded or was exceeded by, the performance of the S&P 500 Index, plus an annualized margin of 1.00% over the same period. Under this agreement, the basic fee decreased by 0.31% resulting in $15,233 total management fees for the period from April 1, 2021 through January 31, 2022.Prior to February 1, 2022, the Adviser charged the Strategic Income Fund a basic fee of 1.20% of the Fund’s average daily net assets. The basic fee may have been adjusted upward or downward (by up to 0.70% of the Fund’s average daily net assets for the relevant 12-month performance period), depending on whether, and to what extent, the investment performance of the Strategic Income Fund, for the relevant performance period, exceeded or was exceeded by, the performance of the ICE BofA U.S. 3-Month Treasury Bill Index Plus 200 bps over the same period. Under this agreement, the basic fee was increased by 0.62% resulting in $439,058 of total management fees for the period from April 1, 2021 through January 31, 2022.

The Adviser has agreed in an operating expenses agreement with the Trust to limit each Fund’s expenses (excluding interest, taxes, brokerage commissions, short sales dividend expense, acquired fund fees and expenses, and any expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) as described in the table below. The operating expenses agreement has a one-year term, renewable at the end of each fiscal year. Each Fund has agreed to reimburse the Adviser, for a period of up to three years, for any such payments to the extent that the Fund’s operating expenses are otherwise below its expense cap at both the time of the waiver and the recoupment. The Adviser’s obligation will not be recorded as a liability on the books of the applicable Fund to the extent that the total operating expenses of the Fund are at or above the expense cap. However, if the total operating expenses of a Fund fall below the expense cap, the reimbursement to the Adviser (up to the cap) will be accrued by the Fund as a liability if the Adviser seeks to recoup those amounts and the independent trustees have approved that reimbursement. The Adviser may not request or receive reimbursement from a Fund for prior reductions or reimbursements before the payment of a Fund’s operating expenses for the year.

355 / Annual Report March 2022

Notes to Financial Statements (Continued)

Investment advisory fees and related contractual expense limitations for the year ended March 31, 2022, were as follows:

PORTFOLIO	INVESTMENT ADVISORY FEE RATE					CONTRACTUAL EXPENSE LIMITATION[1]

	CLASS M	CLASS I	CLASS I-2	ADMINI- STRATIVE CLASS	PLAN CLASS	CLASS M	CLASS I	CLASS I-2	ADMINI- STRATIVE CLASS	PLAN CLASS
AlphaTrak 500 Fund	0.40%[2]	N/A	N/A	N/A	N/A	0.45%[3]	N/A	N/A	N/A	N/A
Corporate Bond Fund	0.40%	0.40%	N/A	N/A	N/A	0.75%	0.50%	N/A	N/A	N/A
ESG Securitized Fund[4]	0.40%	0.40%	N/A	N/A	N/A	0.70%	0.49%	N/A	N/A	N/A
Flexible Income Fund	0.45%	0.45%	N/A	N/A	N/A	0.80%	0.55%	N/A	N/A	N/A
Floating Rate Income Fund	0.55%	0.55%	N/A	N/A	0.55%	0.90%	0.70%	N/A	N/A	0.60%
High Yield Bond Fund	0.50%	0.50%	N/A	N/A	N/A	0.85%	0.60%	N/A	N/A	N/A
Intermediate Bond Fund	0.35%	0.35%	N/A	N/A	N/A	0.70%	0.49%	N/A	N/A	N/A
Investment Grade Credit Fund	0.35%	0.35%	N/A	N/A	N/A	0.70%	0.49%	N/A	N/A	N/A
Low Duration Bond Fund	0.30%	0.30%	N/A	0.30%	N/A	0.63%	0.44%	N/A	0.83%	N/A
Opportunistic High Income Credit Fund[5]	0.50%	0.50%	N/A	N/A	N/A	0.85%	0.60%	N/A	N/A	N/A
Strategic Income Fund	0.65%[2]	0.65%[2]	N/A	N/A	N/A	1.04%	0.80%	N/A	N/A	N/A
Total Return Bond Fund	0.35%	0.35%	0.35%	0.35%	0.35%	0.70%	0.49%	0.54%	0.90%	0.39%
Ultra Short Bond Fund	0.25%	0.25%	N/A	N/A	N/A	0.50%	0.34%	N/A	N/A	N/A
Unconstrained Bond Fund	0.65%	0.65%	N/A	N/A	0.65%	1.04%	0.80%	N/A	N/A	0.70%

1 The Adviser has agreed not to reduce or discontinue this contractual expense limitation until July 31, 2023, unless approved by the Board.

2 Effective February 1, 2022.

3 Effective February 1, 2022, the contractual expense limitation is 0.45%. Prior to February 1, 2022, the contractual expense limitation was 0.90%.

4 The ESG Securitized Fund commenced operations on October 1, 2021.

5 The Opportunistic High Income Credit Fund commenced operations on August 2, 2021.

At March 31, 2022, the balance of recoupable expenses with expiration dates for the Funds were as follows:

PORTFOLIO	2022	2023	2024	2025	TOTAL

AlphaTrak 500 Fund	$12,433	$48,578	$122,267	$—	$183,278
Corporate Bond Fund	138,411	179,693	257,070	257,575	832,749
ESG Securitized Fund	—	—	—	67,666	67,666
Flexible Income Fund	84,349	195,102	309,577	441,229	1,030,257
Floating Rate Income Fund	20,804	9,650	8,677	14,896	54,027
High Yield Bond Fund	201,390	195,809	158,414	145,095	700,708
Intermediate Bond Fund	—	5,068	4,895	62	10,025
Investment Grade Credit Fund	142,645	191,069	259,548	264,265	857,527
Opportunistic High Income Credit Fund	—	—	—	96,407	96,407
Strategic Income Fund	—	40,102	58,687	566,609	665,398
Ultra Short Bond Fund	247,985	244,911	310,177	355,828	1,158,901

Total	$848,017	$1,109,982	$1,489,312	$2,209,632	$5,656,943

Certain officers and trustees of the Funds are also officers and directors of the Adviser. Such officers and trustees serve without direct compensation from the Funds. For the period from January 1, 2020 to December 31, 2021, each of the independent trustees received an annual retainer of $135,000 and $10,000 for each meeting of the Board attended in person and $2,500 for each meeting attended telephonically. The chairman of the Board received an annual retainer of $55,500. The respective chairman of the Audit Committee and the Nominating and Governance Committee each received an additional annual retainer of $37,000 and $18,500, respectively. Effective January 1, 2022, the annual retainer for each independent trustee is $150,000, and the additional retainer for the chairman of the Board is $60,000. Also effective January 1, 2022, the additional retainer for the chairman of the Audit Committee and the chairman of the Nomination and Governance Committee is $40,000 and $20,000, respectively. The Trust has an unfunded, nonqualified deferred compensation plan (the “Deferred Compensation Plan”) for certain eligible Trustees. The Deferred Compensation Plan allows Trustees to defer some or all of their annual trustees’ fees otherwise payable by the Trust for a minimum of three years. The fees deferred are posted to a bookkeeping account maintained by the Trust. The various series of the Trust will use the returns on those Funds selected by the Trustee to determine the income, gains and losses to allocate to the account. At the time for commencing distributions from a Trustee’s deferral account, which is no later than when the Trustee ceases to be a member of the Board, deferred fees will be paid out in a single sum in cash or a maximum of 10 annual installments. The expenses related to the annual retainer, meeting fees, and/or any fluctuation in the selected Funds under the Deferred Compensation Plan are recorded in Trustees’ fees and expenses in the Statements of Operations.

Annual Report March 2022 / 356

Notes to Financial Statements (Continued)

7.	SHARE MARKETING (12b-1) PLAN AND SHAREHOLDER SERVICING PLAN

The Trust has a Share Marketing Plan (or the “12b-1 Plan”) pursuant to Rule 12b-1 of the 1940 Act with respect to Class M shares of the Corporate Bond Fund, the ESG Securitized Fund, the Flexible Income Fund, the Floating Rate Income Fund, the High Yield Bond Fund, the Intermediate Bond Fund, the Investment Grade Credit Fund, the Low Duration Bond Fund, the Opportunistic High Income Credit Fund, the Strategic Income Fund, the Total Return Bond Fund, the Ultra Short Bond Fund, the Unconstrained Bond Fund, and the Administrative Class shares of the Low Duration Bond Fund and Total Return Bond Fund. Under the 12b-1 Plan, the Trust pays TCW Funds Distributors, Inc., as the Trust’s distribution coordinator, an annual fee up to 0.25% of the particular Fund’s average daily net assets attributable to Class M shares and Administrative Class shares to reimburse expenses in connection with the promotion and distribution of shares of the respective Fund. The Adviser has undertaken to limit the Rule 12b-1 expenses to 0.16% for the Ultra Short Bond Fund, 0.19% for the Low Duration Bond Fund, and 0.21% for the Intermediate Bond Fund and the Total Return Bond Fund, for the year ended March 31, 2022. The AlphaTrak 500 Fund is currently not incurring Rule 12b-1 fees. The Adviser has contractually agreed, through July 31, 2023, to pay the distribution expenses of the AlphaTrak 500 Fund out of its own resources.

The Board of Trustees has adopted a Shareholder Servicing Plan that allows each Fund to pay to broker-dealers and other financial intermediaries a fee for shareholder services provided to Fund shareholders who invest in the Administrative Class shares of a Fund through the intermediary. The fee is payable under the Shareholder Servicing Plan at an annual rate not to exceed 0.25% of the particular Fund’s average daily net assets attributable to the Administrative Share class, but the Adviser has undertaken to limit these expenses for the current fiscal year to 0.20% of the Fund’s average daily net assets invested through the intermediary.

8.	COMMITMENTS AND CONTINGENCIES

The Flexible Income Fund, Floating Rate Income Fund, High Yield Bond Fund, Low Duration Bond Fund, Total Return Bond Fund and Unconstrained Bond Fund had the following unfunded commitments and unrealized gain (loss) by investment as of March 31, 2022:

FLEXIBLE INCOME FUND UNFUNDED COMMITMENTS	MATURITY		AMOUNT	UNREALIZED GAIN (LOSS)
Precision Medicine Group LLC, Delayed-Draw Term Loan, 1st Lien	November	2027	$45,404	$(1,195)
Aveanna Healthcare LLC, Delayed-Draw Term Loan B, 1st Lien	July	2028	57,050	(1,148)
AthenaHealth Group, Inc., Delayed-Draw Term Loan B, 1st Lien	February	2029	143,659	2,355

Total Unfunded Commitments			$246,113	$12

FLOATING RATE INCOME FUND UNFUNDED COMMITMENTS	MATURITY		AMOUNT	UNREALIZED GAIN (LOSS)
Precision Medicine Group LLC, Delayed-Draw Term Loan, 1st Lien	November	2027	$340,529	$(6,839)
Refficiency Holdings LLC, Delayed-Draw Term Loan	December	2027	312,128	(3,415)
Dessert Holdings, Inc., Delayed-Draw Term Loan	June	2028	310,363	(5,427)
Aveanna Healthcare LLC, Delayed-Draw Term Loan B, 1st Lien	July	2028	368,066	(7,406)
AI Aqua Merger Sub, Inc., Delayed-Draw Term Loan, 1st Lien	July	2028	183,507	(1,678)
Trident TPI Holdings, Inc., Delayed-Draw Term Loan, 1st Lien	September	2028	45,711	(500)
Pacific Bells LLC, Delayed-Draw Term Loan B, 1st Lien	November	2028	5,116	11
AthenaHealth Group, Inc., Delayed-Draw Term Loan B, 1st Lien	February	2029	287,319	(739)
Dermatology Intermediate Holdings, Inc., Delayed-Draw Term Loan, 1st Lien	April	2029	280,630	(2,835)

Total Unfunded Commitments			$2,133,369	$(28,828)

HIGH YIELD BOND FUND UNFUNDED COMMITMENTS	MATURITY		AMOUNT	UNREALIZED (LOSS)
Aveanna Healthcare LLC, Delayed-Draw Term Loan B, 1st Lien	July	2028	$289,852	$(5,832)

Total Unfunded Commitments			$289,852	$(5,832)

357 / Annual Report March 2022

Notes to Financial Statements (Continued)

LOW DURATION BOND FUND UNFUNDED COMMITMENTS	MATURITY		AMOUNT	UNREALIZED (LOSS)
AI Aqua Merger Sub, Inc., Delayed-Draw Term Loan, 1st Lien	July	2028	$367,015	$(3,356)
AthenaHealth Group, Inc., Delayed-Draw Term Loan B, 1st Lien	February	2029	359,149	(2,264)

Total Unfunded Commitments			$726,164	$(5,620)

TOTAL RETURN BOND FUND UNFUNDED COMMITMENTS	MATURITY		AMOUNT	UNREALIZED GAIN (LOSS)
AI Aqua Merger Sub, Inc., Delayed-Draw Term Loan, 1st Lien	July	2028	$247,735	$(2,265)
AthenaHealth Group, Inc., Delayed-Draw Term Loan B, 1st Lien	February	2029	1,005,616	10,145

Total Unfunded Commitments			$1,253,351	$7,880

UNCONSTRAINED BOND FUND UNFUNDED COMMITMENTS	MATURITY		AMOUNT	UNREALIZED (LOSS)
Aveanna Healthcare LLC, Delayed-Draw Term Loan B, 1st Lien	July	2028	$690,124	$(13,886)

Total Unfunded Commitments			$690,124	$(13,886)

In the normal course of business, the Trust enters into contracts which provide a variety of representations and warranties, and that provide general indemnifications. Such contracts include those with certain service providers, brokers and trading counterparties. Any exposure to the Trust under these arrangements is unknown as it would involve future claims that may be made against the Trust; however, based on the Trust’s experience, the risk of loss is remote and no such claims are expected to occur. As such, the Trust has not accrued any liability in connection with such indemnifications.

9.	CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.01 per share. Transactions in shares of beneficial interest were as follows:

	ALPHATRAK 500 FUND
	CLASS M	CLASS M
	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021

Change in Fund shares:
Shares outstanding at beginning of year	2,773,846	3,268,505

Shares sold	1,298,545	696,121
Shares issued through reinvestment of distributions	971,033	207,881
Shares redeemed	(1,115,216)	(1,398,661)

Net increase (decrease) in fund shares	1,154,362	(494,659)

Shares outstanding at end of year	3,928,208	2,773,846

	CORPORATE BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021

Change in Fund shares:
Shares outstanding at beginning of year	768,830	84,928	444,057	231,865

Shares sold	192,521	1,236,850	360,108	302,004
Shares issued through reinvestment of distributions	16,192	18,359	18,162	13,508
Shares redeemed	(409,285)	(571,307)	(121,277)	(103,320)

Net increase (decrease) in fund shares	(200,572)	683,902	256,993	212,192

Shares outstanding at end of year	568,258	768,830	701,050	444,057

Annual Report March 2022 / 358

Notes to Financial Statements (Continued)

	ESG SECURITIZED FUND

	CLASS M	CLASS I
	PERIOD ENDED MARCH 31, 2022*	PERIOD ENDED MARCH 31, 2022*

Change in Fund shares:
Shares outstanding at beginning of period	—	—

Shares sold	1,735	1,132,869
Shares issued through reinvestment of distributions	3	4,988
Shares redeemed	—	(322)

Net increase in fund shares	1,738	1,137,535

Shares outstanding at end of period	1,738	1,137,535

* The Fund commenced operations on October 1, 2021.

	FLEXIBLE INCOME FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021

Change in Fund shares:
Shares outstanding at beginning of year	2,147,224	123	16,108,761	909,949

Shares sold	3,650,896	3,246,654	13,905,850	15,480,089
Shares issued through reinvestment of distributions	237,569	64,488	1,621,341	446,626
Shares redeemed	(2,384,028)	(1,164,041)	(11,318,160)	(727,903)

Net increase in fund shares	1,504,437	2,147,101	4,209,031	15,198,812

Shares outstanding at end of year	3,651,661	2,147,224	20,317,792	16,108,761

	FLOATING RATE INCOME FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021

Change in Fund shares:
Shares outstanding at beginning of year	1,387,808	677,246	41,999,130	27,856,410

Shares sold	927,690	1,261,859	12,676,785	15,726,159
Shares issued through reinvestment of distributions	44,164	28,802	1,348,588	875,259
Shares redeemed	(622,332)	(580,099)	(7,466,949)	(2,458,698)

Net increase in fund shares	349,522	710,562	6,558,424	14,142,720

Shares outstanding at end of year	1,737,330	1,387,808	48,557,554	41,999,130

	FLOATING RATE INCOME FUND
	PLAN CLASS	PLAN CLASS
	YEAR ENDED MARCH 31, 2022	PERIOD ENDED MARCH 31, 2021*

Change in Fund shares:
Shares outstanding at beginning of period	10	—

Shares sold	—	10
Shares issued through reinvestment of distributions	—	—

Net increase in fund shares	—	10

Shares outstanding at end of period	10	10

* The Fund commenced operations on January 29, 2021.

359 / Annual Report March 2022

Notes to Financial Statements (Continued)

	HIGH YIELD BOND FUND

	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021

Change in Fund shares:
Shares outstanding at beginning of year	18,755,387	13,656,919	54,120,573	31,231,832

Shares sold	4,289,757	12,682,957	28,529,831	48,545,618
Shares issued through reinvestment of distributions	658,585	598,528	2,104,002	1,644,258
Shares redeemed	(6,809,001)	(8,183,017)	(29,776,780)	(27,301,135)

Net increase (decrease) in fund shares	(1,860,659)	5,098,468	857,053	22,888,741

Shares outstanding at end of year	16,894,728	18,755,387	54,977,626	54,120,573

	INTERMEDIATE BOND FUND

	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021

Change in Fund shares:
Shares outstanding at beginning of year	3,395,400	3,177,342	71,377,801	65,097,687

Shares sold	645,465	1,297,628	14,653,122	21,529,757
Shares issued through reinvestment of distributions	41,504	126,637	1,206,765	2,595,867
Shares redeemed	(1,631,947)	(1,206,207)	(11,135,356)	(17,845,510)

Net increase (decrease) in fund shares	(944,978)	218,058	4,724,531	6,280,114

Shares outstanding at end of year	2,450,422	3,395,400	76,102,332	71,377,801

	INVESTMENT GRADE CREDIT FUND

	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021

Change in Fund shares:
Shares outstanding at beginning of year	219,784	86,723	1,044,749	666,665

Shares sold	450,559	432,102	1,818,446	463,146
Shares issued through reinvestment of distributions	15,710	14,422	81,937	76,716
Shares redeemed	(426,483)	(313,463)	(1,952,330)	(161,778)

Net increase (decrease) in fund shares	39,786	133,061	(51,947)	378,084

Shares outstanding at end of year	259,570	219,784	992,802	1,044,749

	LOW DURATION BOND FUND

	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021

Change in Fund shares:
Shares outstanding at beginning of year	50,165,234	51,991,467	229,018,746	168,341,807

Shares sold	12,487,486	13,288,674	101,789,983	105,146,438
Shares issued through reinvestment of distributions	454,037	574,080	2,460,757	2,570,754
Shares redeemed	(7,744,341)	(15,688,987)	(97,840,814)	(47,040,253)

Net increase (decrease) in fund shares	5,197,182	(1,826,233)	6,409,926	60,676,939

Shares outstanding at end of year	55,362,416	50,165,234	235,428,672	229,018,746

	LOW DURATION BOND FUND
	ADMINISTRATIVE CLASS	ADMINISTRATIVE CLASS
	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021

Change in Fund shares:
Shares outstanding at beginning of year	7,678	8,384

Shares sold	243,605	763
Shares issued through reinvestment of distributions	1,151	60
Shares redeemed	(98,192)	(1,529)

Net increase (decrease) in fund shares	146,564	(706)

Shares outstanding at end of year	154,242	7,678

Annual Report March 2022 / 360

Notes to Financial Statements (Continued)

	OPPORTUNISTIC HIGH INCOME CREDIT FUND
	CLASS M	CLASS I
	PERIOD ENDED MARCH 31, 2022*	PERIOD ENDED MARCH 31, 2022*

Change in Fund shares:
Shares outstanding at beginning of period	—	—

Shares sold	7,752	303,418
Shares issued through reinvestment of distributions	264	27,374
Shares redeemed	(234)	—

Net increase in fund shares	7,782	330,792

Shares outstanding at end of period	7,782	330,792

* The Fund commenced operations on August 2, 2021.

	STRATEGIC INCOME FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021

Change in Fund shares:
Shares outstanding at beginning of year	1,975,844	1,428,333	1,251,843	6,621,937

Shares sold	1,234,339	1,585,527	937,224	712,954
Shares issued through reinvestment of distributions	222,558	99,943	147,770	202,975
Shares redeemed	(993,548)	(1,137,959)	(985,716)	(6,286,023)

Net increase (decrease) in fund shares	463,349	547,511	99,278	(5,370,094)

Shares outstanding at end of year	2,439,193	1,975,844	1,351,121	1,251,843

	TOTAL RETURN BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021

Change in Fund shares:
Shares outstanding at beginning of year	661,139,405	807,293,176	4,897,035,762	4,144,455,446

Shares sold	147,998,834	246,419,869	1,211,638,765	1,648,449,661
Shares issued through reinvestment of distributions	7,623,648	50,332,883	61,975,142	258,093,148
Shares redeemed	(206,797,778)	(442,906,523)	(1,559,183,683)	(1,153,962,493)

Net increase (decrease) in fund shares	(51,175,296)	(146,153,771)	(285,569,776)	752,580,316

Shares outstanding at end of year	609,964,109	661,139,405	4,611,465,986	4,897,035,762

	TOTAL RETURN BOND FUND
	CLASS I-2	CLASS I-2
	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021

Change in Fund shares:
Shares outstanding at beginning of year	10,801,035	9

Shares sold	11,931,840	11,338,778
Shares issued through reinvestment of distributions	219,971	547,958
Shares redeemed	(6,216,184)	(1,085,710)

Net increase in fund shares	5,935,627	10,801,026

Shares outstanding at end of year	16,736,662	10,801,035

361 / Annual Report March 2022

Notes to Financial Statements (Continued)

	TOTAL RETURN BOND FUND
	ADMINISTRATIVE CLASS	ADMINISTRATIVE CLASS	PLAN CLASS	PLAN CLASS
	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021

Change in Fund shares:
Shares outstanding at beginning of year	192,427,211	156,243,805	2,425,345,101	2,277,531,666

Shares sold	39,078,639	59,236,353	475,768,210	725,752,496
Shares issued through reinvestment of distributions	2,008,237	10,248,450	33,232,551	145,266,719
Shares redeemed	(40,912,853)	(33,301,397)	(609,853,240)	(723,205,780)

Net increase (decrease) in fund shares	174,023	36,183,406	(100,852,479)	147,813,435

Shares outstanding at end of year	192,601,234	192,427,211	2,324,492,622	2,425,345,101

	ULTRA SHORT BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021

Change in Fund shares:
Shares outstanding at beginning of year	14,559,872	6,709,806	42,554,510	18,036,590

Shares sold	4,029,512	21,914,311	25,590,708	41,150,119
Shares issued through reinvestment of distributions	63,776	61,610	296,146	255,902
Shares redeemed	(9,197,677)	(14,125,855)	(30,588,412)	(16,888,101)

Net increase (decrease) in fund shares	(5,104,389)	7,850,066	(4,701,558)	24,517,920

Shares outstanding at end of year	9,455,483	14,559,872	37,852,952	42,554,510

	UNCONSTRAINED BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021

Change in Fund shares:
Shares outstanding at beginning of year	21,607,830	24,012,697	273,766,820	248,328,242

Shares sold	3,405,824	4,522,456	128,854,698	96,605,193
Shares issued through reinvestment of distributions	720,405	693,758	9,599,441	7,137,466
Shares redeemed	(6,503,819)	(7,621,081)	(85,243,643)	(78,304,081)

Net increase (decrease) in fund shares	(2,377,590)	(2,404,867)	53,210,496	25,438,578

Shares outstanding at end of year	19,230,240	21,607,830	326,977,316	273,766,820

	UNCONSTRAINED BOND FUND
	PLAN CLASS	PLAN CLASS
	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021

Change in Fund shares:
Shares outstanding at beginning of year	5,342,862	8

Shares sold	9,973,405	10,304,063
Shares issued through reinvestment of distributions	391,609	230,276
Shares redeemed	(4,902,591)	(5,191,485)

Net increase in fund shares	5,462,423	5,342,854

Shares outstanding at end of year	10,805,285	5,342,862

Annual Report March 2022 / 362

Notes to Financial Statements (Continued)

10.	FEDERAL TAX INFORMATION

Capital Loss Carryforwards:

At March 31, 2022, the following Funds had available for federal income tax purposes unused capital losses as follows:

FUND	AMOUNT UTILIZED IN CURRENT YEAR	SHORT-TERM NON-EXPIRING AMOUNTS*	LONG-TERM NON-EXPIRING AMOUNTS*
ESG Securitized Fund	$—	$88,339	$—
Flexible Income Fund	—	1,750,308	1,632,496
Floating Rate Income Fund	—	—	1,423,408
High Yield Bond Fund	3,413,616	—	26,334,362
Intermediate Bond Fund	—	20,164,497	305,230
Investment Grade Credit Fund	—	475,780	52,035
Low Duration Bond Fund	—	31,748,989	31,112,953
Strategic Income Fund	—	314,298	1,210,552
Total Return Bond Fund	—	57,536,725	—
Ultra Short Bond Fund	—	2,064,104	4,598,352
Unconstrained Bond Fund	—	23,088,513	5,378,232

* Under the Modernization Act of 2010, capital losses incurred by the Funds after March 31, 2011 will not be subject to expiration.

Tax Basis of Distributable Income:

As of March 31, 2021, the components of accumulated earnings (accumulated losses) on a tax basis were as follows:

	ALPHATRAK 500 FUND	CORPORATE BOND FUND	ESG SECURITIZED FUND	FLEXIBLE INCOME FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND
Undistributed ordinary income (inclusive of short-term gains)	$39,088	$222	$7,148	$124,156	$450,209	$2,345,083
Undistributed long-term gains	537,219	—	—	—	—	—
Other temporary differences	(1,195)	(226)	—	(53,808)	(211,274)	(79,350)
Accumulated capital loss carryforwards and post-October losses	—	(38,248)	(88,339)	(3,382,804)	(1,423,408)	(26,334,362)
Net unrealized appreciation (depreciation)	(320,163)	(1,198,254)	(614,068)	(21,051,709)	(7,293,576)	(58,190,090)

Total accumulated earnings (losses)	$254,949	$(1,236,506)	$(695,259)	$(24,364,165)	$(8,478,049)	$(82,258,719)

363 / Annual Report March 2022

Notes to Financial Statements (Continued)

	INTERMEDIATE BOND FUND	INVESTMENT GRADE CREDIT FUND	LOW DURATION BOND FUND	OPPORTUNISTIC HIGH INCOME CREDIT FUND	STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND
Undistributed ordinary income (inclusive of short-term gains)	$—	$874	$369,011	$3,517	$559,423	$—
Undistributed long-term gains	—	—	—	—	—	—
Other temporary differences	(42,335)	(702)	(276,009)	(5,053)	(13,635)	(13,522,698)
Accumulated capital loss carryforwards and post-October losses	(20,471,198)	(527,815)	(62,861,942)	(30,325)	(1,524,850)	(2,233,321,624)
Net unrealized appreciation (depreciation)	(21,858,155)	(1,828,352)	(56,660,672)	(304,052)	(6,840,028)	(2,844,981,470)

Total accumulated earnings (losses)	$(42,371,688)	$(2,355,995)	$(119,429,612)	$(335,913)	$(7,819,090)	$(5,091,825,792)

	ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND
Undistributed ordinary income (inclusive of short-term gains)	$76,788	$2,782,795
Undistributed long-term gains	—	—
Other temporary differences	(9,363)	(2,528,266)
Accumulated capital loss carryforwards and post-October losses	(6,662,456)	(28,466,745)
Net unrealized appreciation (depreciation)	(2,926,186)	(247,358,833)

Total accumulated earnings (losses)	$(9,521,217)	$(275,571,049)

Permanent differences incurred during the fiscal year ended March 31, 2022, resulting from differences in book and tax accounting have been reclassified at year-end as follows:

FUND	INCREASE (DECREASE) ACCUMULATED EARNINGS (LOSS)	INCREASE (DECREASE) PAID-IN-CAPITAL

Opportunistic High Income Credit Fund	$12	$(12)
Total Return Bond Fund	39,047,613	(39,047,613)

The permanent differences are due to non-deductible expenses and taxable overdistribution paid.

Tax Basis of Distributions to Shareholders:

	ALPHATRAK 500 FUND		CORPORATE BOND FUND

	MARCH 31, 2022	MARCH 31, 2021	MARCH 31, 2022	MARCH 31, 2021

Distributions from:
Ordinary income (inclusive of short-term capital gains)	$4,904,144	$1,321,651	$315,930	$319,404
Net long-term capital gains	6,902,086	1,241,454	55,831	32,833

Total taxable distributions	$11,806,230	$2,563,105	$371,761	$352,237

Annual Report March 2022 / 364

Notes to Financial Statements (Continued)

		ESG SECURITIZED FUND	FLEXIBLE INCOME FUND

		MARCH 31, 2022	MARCH 31, 2022	MARCH 31, 2021

Distributions from:
Ordinary income (inclusive of short-term capital gains)		$48,438	$17,192,300	$5,004,078
Net long-term capital gains		—	540,585	108,995

Total taxable distributions		$48,438	$17,732,885	$5,113,073

	FLOATING RATE INCOME FUND		HIGH YIELD BOND FUND

	MARCH 31, 2022	MARCH 31, 2021	MARCH 31, 2022	MARCH 31, 2021

Distributions from:
Ordinary income (inclusive of short-term capital gains)	$15,620,404	$10,150,408	$30,481,103	$24,840,015

Total taxable distributions	$15,620,404	$10,150,408	$30,481,103	$24,840,015

	INTERMEDIATE BOND FUND		INVESTMENT GRADE CREDIT FUND

	MARCH 31, 2022	MARCH 31, 2021	MARCH 31, 2022	MARCH 31, 2021

Distributions from:
Ordinary income (inclusive of short-term capital gains)	$10,530,092	$24,703,086	$930,563	$863,178
Net long-term capital gains	2,724,855	5,051,576	—	45,944

Total taxable distributions	$13,254,947	$29,754,662	$930,563	$909,122

		LOW DURATION BOND FUND		OPPORTUNISTIC HIGH INCOME CREDIT FUND

		MARCH 31, 2022	MARCH 31, 2021	MARCH 31, 2022

Distributions from:
Ordinary income (inclusive of short-term capital gains)		$27,329,398	$29,545,421	$265,147

Total taxable distributions		$27,329,398	$29,545,421	$265,147

	STRATEGIC INCOME FUND		TOTAL RETURN BOND FUND

	MARCH 31, 2022	MARCH 31, 2021	MARCH 31, 2022	MARCH 31, 2021

Distributions from:
Ordinary income (inclusive of short-term capital gains)	$2,814,589	$2,358,251	$1,211,584,483	$4,488,711,334
Net long-term capital gains	—	—	—	1,033,756,885

Total taxable distributions	$2,814,589	$2,358,251	$1,211,584,483	$5,522,468,219

	ULTRA SHORT BOND FUND		UNCONSTRAINED BOND FUND

	MARCH 31, 2022	MARCH 31, 2021	MARCH 31, 2022	MARCH 31, 2021

Distributions from:
Ordinary income (inclusive of short-term capital gains)	$1,534,325	$1,364,313	$135,350,036	$116,535,196
Net long-term capital gains	—	—	20,305,457	—

Total taxable distributions	$1,534,325	$1,364,313	$155,655,493	$116,535,196

365 / Annual Report March 2022

Notes to Financial Statements (Continued)

Tax Cost

As of March 31, 2022, gross unrealized appreciation (depreciation) based on cost for federal income tax purposes were as follows:

	ALPHATRAK 500 FUND	CORPORATE BOND FUND	ESG SECURITIZED FUND	FLEXIBLE INCOME FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND
Tax Cost	$44,017,313	$13,585,419	$12,716,871	$253,637,227	$507,771,434	$771,321,051

Gross unrealized appreciation	932,986	40,787	941	1,189,430	1,810,348	7,335,763
Gross unrealized (depreciation)	(1,253,149)	(1,202,606)	(615,006)	(22,241,192)	(9,075,096)	(65,545,695)

Net unrealized appreciation (depreciation)	$(320,163)	$(1,161,819)	$(614,065)	$(21,051,762)	$(7,264,748)	$(58,209,932)

	INTERMEDIATE BOND FUND	INVESTMENT GRADE CREDIT FUND	LOW DURATION BOND FUND	OPPORTUNISTIC HIGH INCOME CREDIT FUND	STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND
Tax Cost	$878,191,184	$13,488,970	$2,967,864,533	$3,332,921	$34,413,447	$98,811,177,367

Gross unrealized appreciation	2,877,512	58,513	6,837,369	68,170	315,522	345,422,045
Gross unrealized (depreciation)	(24,988,616)	(1,829,426)	(64,859,111)	(372,222)	(7,071,836)	(2,964,247,346)

Net unrealized appreciation (depreciation)	$(22,111,104)	$(1,770,913)	$(58,021,742)	$(304,052)	$(6,756,314)	$(2,618,825,301)

					ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND
Tax Cost					$230,177,834	$4,646,718,489

Gross unrealized appreciation					397,288	34,002,636
Gross unrealized (depreciation)					(3,390,096)	(271,022,119)

Net unrealized appreciation (depreciation)					$(2,992,808)	$(237,019,483)

11.	COMMITTED LINE OF CREDIT

The Funds have entered into a $350,000,000 committed revolving line of credit agreement with The Bank of New York Mellon (the “Bank”) for temporary borrowing purposes with an expiration date of October 8, 2022. The interest rate on borrowing is the federal funds rate plus 1.25%. There were no borrowings from the line of credit as of or during the year ended March 31, 2022. The Funds pay the Bank a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount. The commitment fees incurred by the Funds are presented in the Statements of Operations. The commitment fees are allocated to each applicable portfolio in proportion to its relative average daily net assets and the interest expenses are charged directly to the applicable portfolio.

12.	SECURED BORROWINGS

The contractual maturity of secured borrowings and type of collateral pledged as of March 31, 2022 are summarized in the following table:

		REMAINING CONTRACTUAL MATURITY OF THE AGREEMENTS
SECURED BORROWINGS	COLLATERAL TYPE	OVERNIGHT AND CONTINUOUS	UP TO 30 DAYS	31-90 DAYS	GREATER THAN 90 DAYS	TOTAL
Total Return Bond Fund
Reverse repurchase agreements	U.S. Treasury Obligations	$3,963,750,000	$—	$—	$—	$3,963,750,000

13.	INDEMNIFICATIONS

Under the Funds’ organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown, as this would involve further claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

Annual Report March 2022 / 366

Notes to Financial Statements (Continued)

14.	NEW ACCOUNTING PRONOUNCEMENT

In January 2021, the Financial Accounting Standards Board issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848).” ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR; regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are in effect for the Fund. There have been no impacts to date.

367 / Annual Report March 2022

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of

the Metropolitan West Funds

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Metropolitan West Funds (the “Trust”) comprising the Metropolitan West AlphaTrak 500 Fund, Metropolitan West Corporate Bond Fund, Metropolitan West ESG Securitized Fund, Metropolitan West Flexible Income Fund, Metropolitan West Floating Rate Income Fund, Metropolitan West High Yield Bond Fund, Metropolitan West Intermediate Bond Fund, Metropolitan West Investment Grade Credit Fund, Metropolitan West Low Duration Bond Fund, Metropolitan West Opportunistic High Income Credit Fund, Metropolitan West Strategic Income Fund, Metropolitan West Total Return Bond Fund, Metropolitan West Ultra Short Bond Fund, and Metropolitan West Unconstrained Bond Fund (the “Funds”), including the schedules of portfolio investments, as of March 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights (as to Metropolitan West High Yield Bond Fund, consolidated financial highlights for the two years in the period ended March 31, 2019) for each of the five years in the period then ended for the Funds, except Metropolitan West Corporate Bond Fund, Metropolitan West Investment Grade Credit Fund, Metropolitan West Flexible Income Fund, Metropolitan West Opportunistic High Income Credit Fund, and Metropolitan West ESG Securitized Fund; the related statements of operations, changes in net assets, and financial highlights for the periods indicated in the table below for Metropolitan West Corporate Bond Fund, Metropolitan West Investment Grade Credit Fund, Metropolitan West Flexible Income Fund, Metropolitan West Opportunistic High Income Credit Fund, and Metropolitan West ESG Securitized Fund, and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds listed above constituting Metropolitan West Funds as of March 31, 2022, and the results of their operations for the year then ended (or for the period listed in the table below), the changes in their net assets for each of the two years in the period then ended (or for the period listed in the table below), and the financial highlights for each of the five year years in the period then ended (or for the period listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Individual Fund Comprising the Metropolitan West Funds	Statement of Operations	Statement of Changes in Net Assets	Financial Highlights
Metropolitan West Corporate Bond Fund	For the year ended March 31, 2022	For the years ended March 31, 2022 and 2021	For the years ended March 31, 2022, March 31, 2021, March 31, 2020, and the period from June 29, 2018 (commencement of operations) through March 31, 2019
Metropolitan West Investment Grade Credit Fund	For the year ended March 31, 2022	For the years ended March 31, 2022 and 2021	For the years ended March 31, 2022, March 31, 2021, March 31, 2020, and the period from June 29, 2018 (commencement of operations) through March 31, 2019
Metropolitan West Flexible Income Fund	For the year ended March 31, 2022	For the years ended March 31, 2022 and 2021	For the years ended March 31, 2022, March 31, 2021, March 31, 2020, and the period from June 29, 2018 (commencement of operations) through March 31, 2019
Metropolitan West Opportunistic High Income Credit Fund	For the period from August 2, 2021 (commencement of operations) through March 31, 2022
Metropolitan West ESG Securitized Fund	For the period from October 1, 2021 (commencement of operations) through March 31, 2022

Annual Report March 2022 / 368

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2022, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Los Angeles, California

May 25, 2022

We have served as the auditor of one or more TCW/Metropolitan West Funds investment companies since 1990.

369 / Annual Report March 2022

Metropolitan West Funds

Tax Information Notice

(Unaudited)

For shareholders that do not have a March 31, 2022 tax year end, this notice is for informational purposes only. For shareholders with a March 31, 2022 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended March 31, 2022, each portfolio is reporting the following items with regard to distributions paid during the year. All information is based on financial information available as of the date of this annual report and, accordingly is subject to change. For each item, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

	ALPHATRAK 500 FUND	CORPORATE BOND FUND	ESG SECURITIZED FUND	FLEXIBLE INCOME FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND

Net Investment Income Distributions	2.82%	76.46%	100.00%	96.95%	100.00%	100.00%
Short-Term Capital Gain Distributions	38.72%	8.52%	0.00%	0.00%	0.00%	0.00%
Long-Term Capital Gain Distributions	58.46%	15.02%	0.00%	3.05%	0.00%	0.00%
Return of Capital	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Tax-Exempt Interest	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Qualifying For Corporate Dividends Rec Deduction (1)	0.00%	0.00%	0.00%	0.00%	0.02%	0.00%
Qualifying Dividend Income (2)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
U.S. Government Interest (3)	0.64%	2.53%	13.31%	0.35%	0.16%	0.03%
Foreign Tax Credit (4)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Qualified Interest Income (5)	0.00%	99.04%	100.00%	10.62%	90.69%	89.49%
Qualified Short-Term Capital Gain (6)	100.00%	100.00%	0.00%	0.00%	0.00%	0.00%

	INTERMEDIATE BOND FUND	INVESTMENT GRADE CREDIT FUND	LOW DURATION BOND FUND	OPPORTUNISTIC HIGH INCOME CREDIT FUND	STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND

Net Investment Income Distributions	79.44%	97.49%	100.00%	92.78%	100.00%	100.00%
Short-Term Capital Gain Distributions	0.00%	2.51%	0.00%	7.22%	0.00%	0.00%
Long-Term Capital Gain Distributions	20.56%	0.00%	0.00%	0.00%	0.00%	0.00%
Return of Capital	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Tax-Exempt Interest	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Qualifying For Corporate Dividends Rec Deduction (1)	0.00%	0.00%	0.00%	2.57%	0.00%	0.00%
Qualifying Dividend Income (2)	0.00%	0.00%	0.00%	2.53%	0.00%	0.00%
U.S. Government Interest (3)	23.38%	1.20%	5.77%	0.02%	0.43%	20.79%
Foreign Tax Credit (4)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Qualified Interest Income (5)	84.75%	94.85%	81.74%	94.26%	1.85%	92.76%
Qualified Short-Term Capital Gain (6)	0.00%	100.00%	0.00%	100.00%	0.00%	0.00%

	ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND

Net Investment Income Distributions	100.00%	69.86%
Short-Term Capital Gain Distributions	0.00%	17.09%
Long-Term Capital Gain Distributions	0.00%	13.05%
Return of Capital	0.00%	0.00%
Tax-Exempt Interest	0.00%	0.00%
Qualifying For Corporate Dividends Rec Deduction (1)	0.00%	0.00%
Qualifying Dividend Income (2)	0.00%	0.00%
U.S. Government Interest (3)	6.47%	1.71%
Foreign Tax Credit (4)	0.00%	0.00%
Qualified Interest Income (5)	93.10%	72.24%
Qualified Short-Term Capital Gain (6)	0.00%	100.00%

Annual Report March 2022 / 370

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. government obligations is exempt from state income tax. However, for residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income for this fund.

(4)

Foreign Tax Credit represents dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income (the total of short-term capital gain and net investment income).

(5)

The percentage in this column represents the amount of “Qualifying Interest Income” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of net investment income distributions.

(6)

The percentage in this column represents the amount of “Qualifying Short Term Capital Gain” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of short-term capital gain distributions.

371 / Annual Report March 2022

Liquidity Risk Management Program (Unaudited)

Rule 22e-4 under the 1940 Act (the “Liquidity Rule”) requires that all registered open-end management investment companies, including the Funds, establish a written liquidity risk management program (a “Liquidity Program”). Under a fund’s Liquidity Program, a fund must assess, manage and periodically review the fund’s liquidity risk, classify the liquidity of each of the fund’s portfolio investments, determine whether to specify highly liquid investment minimum (and, if so, at what level), limit illiquid investments to 15% of fund investments, and establish policies and procedures regarding how and when a fund will engage in redemptions in-kind. Consistent with the Liquidity Rule, the Board has approved the written Liquidity Program for the Funds and has designated a committee of professionals associated with the Adviser to administer the Funds’ Liquidity Program (the “Program Administrator”).

On March 14, 2022, the Board reviewed the Program Administrator’s written annual report (the “Report”) concerning the operation of the Funds’ Liquidity Program for the calendar year ended December 31, 2021 (the “Reporting Period”). The Report addressed the operation of the Liquidity Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a Fund’s Highly Liquidity Investment Minimum (“HLIM”). The Report discussed, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review each Fund’s liquidity risk and the results of this assessment; (2) the methodology and inputs for classifying each of the Fund’s investments into liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) whether a Fund invested primarily in “Highly Liquid Investments” (as defined under the Liquidity Rule) and the operation and monitoring of the HLIM assigned to a Fund, as applicable; (4) whether a Fund invested more than 15% of its assets in “Illiquid Investments” (as defined under the Liquidity Rule) and the procedures for monitoring for this limit; and (5) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions. The Report concluded that the Liquidity Program was reasonably designed to assess and manage each Fund’s liquidity risk and was adequately and effectively implemented with respect to each Fund during the Reporting Period.

There can be no assurance that the Liquidity Program will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

Annual Report March 2022 / 372

Metropolitan West Funds

Privacy Policy

The TCW Group, Inc. and Subsidiaries TCW Investment Management Company LLC TCW Asset Management Company LLC Metropolitan West Asset Management, LLC

TCW Funds Inc.	TCW Direct Lending LLC
TCW Strategic Income Fund, Inc.	TCW Direct Lending VII LLC
Metropolitan West Funds	TCW Direct Lending VIII LLC
Sepulveda Management LLC

Effective May 2021

WHAT YOU SHOULD KNOW

At TCW, we recognize the importance of keeping information about you secure and confidential. We do not sell or share your nonpublic personal and financial information with marketers or others outside our affiliated group of companies.

We carefully manage information among our affiliated group of companies to safeguard your privacy and to provide you with consistently excellent service.

We are providing this notice to you to comply with the requirements of Regulation S-P, “Privacy of Consumer Financial Information,” issued by the United States Securities and Exchange Commission.

OUR PRIVACY POLICY

We, The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc., the Metropolitan West Funds, Sepulveda Management LLC, TCW Direct Lending LLC, TCW Direct Lending VII LLC, and TCW Direct Lending VIII LLC (collectively, “TCW”) are committed to protecting the nonpublic personal and financial information of our customers and consumers who obtain or seek to obtain financial products or services primarily for personal, family or household purposes. We fulfill our commitment by establishing and implementing policies and systems to protect the security and confidentiality of this information.

In our offices, we limit access to nonpublic personal and financial information about you to those TCW personnel who need to know the information in order to provide products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal and financial information.

CATEGORIES OF INFORMATION WE COLLECT

We may collect the following types of nonpublic personal and financial information about you from the following sources:

•

Your name, address and identifying numbers, and other personal and financial information, from you and from identification cards and papers you submit to us, on applications, subscription agreements or other forms or communications.

•

Information about your account balances and financial transactions with us, our affiliated entities, or nonaffiliated third parties, from our internal sources, from affiliated entities and from nonaffiliated third parties.

•

Information about your account balances and financial transactions and other personal and financial information, from consumer credit reporting agencies or other nonaffiliated third parties, to verify information received from you or others.

CATEGORIES OF INFORMATION WE DISCLOSE TO NONAFFILIATED THIRD PARTIES

We may disclose your name, address and account and other identifying numbers, as well as information about your pending or past transactions and other personal financial information, to nonaffiliated third parties, for our everyday business purposes such as necessary to execute, process, service and confirm your securities transactions and mutual fund transactions, to administer and service your account and commingled investment vehicles in which you are invested, to market our products and services through joint marketing arrangements or to respond to court orders and legal investigations.

We may disclose nonpublic personal and financial information concerning you to law enforcement agencies, federal regulatory agencies, self-regulatory organizations or other nonaffiliated third parties, if required or requested to do so by a court order, judicial subpoena or regulatory inquiry.

373 / Annual Report March 2022

We do not otherwise disclose your nonpublic personal and financial information to nonaffiliated third parties, except where we believe in good faith that disclosure is required or permitted by law. Because we do not disclose your nonpublic personal and financial information to nonaffiliated third parties, our Customer Privacy Policy does not contain opt-out provisions.

CATEGORIES OF INFORMATION WE DISCLOSE TO OUR AFFILIATED ENTITIES

•

We may disclose your name, address and account and other identifying numbers, account balances, information about your pending or past transactions and other personal financial information to our affiliated entities for any purpose.

•

We regularly disclose your name, address and account and other identifying numbers, account balances and information about your pending or past transactions to our affiliates to execute, process and confirm securities transactions or mutual fund transactions for you, to administer and service your account and commingled investment vehicles in which you are invested, or to market our products and services to you.

INFORMATION ABOUT FORMER CUSTOMERS

We do not disclose nonpublic personal and financial information about former customers to nonaffiliated third parties unless required or requested to do so by a court order, judicial subpoena or regulatory inquiry, or otherwise where we believe in good faith that disclosure is required or permitted by law.

QUESTIONS

Should you have any questions about our Customer Privacy Policy, please contact us by email or by regular mail at the address at the end of this policy.

REMINDER ABOUT TCW’S FINANCIAL PRODUCTS

Financial products offered by The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc., the Metropolitan West Funds, Sepulveda Management LLC, TCW Direct Lending LLC, TCW Direct Lending VII LLC, and TCW Direct Lending VIII LLC

•	Are not guaranteed by a bank;

•	Are not obligations of The TCW Group, Inc. or of its subsidiaries;

•	Are not insured by the Federal Deposit Insurance Corporation; and

•	Are subject to investment risks, including possible loss of the principal amount committed or invested, and earnings thereon.

THE TCW GROUP, INC	SEPULVEDA MANAGEMENT LLC

TCW FUNDS, INC.	TCW DIRECT LENDING LLC

TCW STRATEGIC INCOME FUND, INC.	TCW DIRECT LENDING VII LLC

METROPOLITAN WEST FUNDS	TCW DIRECT LENDING VIII LLC

Attention: Privacy Officer | 865 South Figueroa St. Suite 1800 | Los Angeles, CA 90017 | email: privacy@tcw.com

Annual Report March 2022 / 374

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

MANAGEMENT INFORMATION

TRUSTEES AND OFFICERS (Unaudited)

The business and affairs of the Trust and each Fund is under the direction of the Board of Trustees. Information pertaining to the Trustees and officers of the Trust is provided in the table below. The term “officer” means president, vice president, secretary, treasurer, controller, or any other officer who performs policy making functions. All officers serve without direct compensation from the Funds. You can find more information about the Trustees in the Statement of Additional Information which is available without charge by calling (800) 241-4671.

NAME AND YEAR OF BIRTH***	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE

Independent Trustees of the Trust*

Ronald J. Consiglio (1943)	Trustee	Indefinite term, since 2003	Since 1999, Mr. Consiglio has served as the managing director of Synergy Trading, a securities-trading partnership.	14	Mannkind Corp. (pharmaceutical preparations)

Patrick C. Haden (1953)	Trustee	Indefinite term, since 2010	President (since 2003), Wilson Ave. Consulting (business consulting firm); Senior Advisor to President (July 2016 -June 2017), Athletic Director (2010 - June 2016), University of Southern California.	33	Tetra Tech, Inc. (environmental consulting); Auto Club (affiliate of AAA); TCW Funds (mutual funds); TCW Strategic Income Fund, Inc. (closed-end fund)

Martin Luther King III (1957)	Trustee and Chairman of the Nominating and Governance Committee	Indefinite term, since 1997	Since 1998, Mr. King has served as the President and Chief Executive Officer of The King Center. Since January 2006, he has served as Chief Executive Officer of Realizing the Dream, a non-profit organization that continues the humanitarian and liberating work of Dr. Martin Luther King, Jr. and Mrs. Coretta Scott King. He has been engaged as an independent motivational lecturer since 1980.	14	None

Peter McMillan (1957)	Trustee	Indefinite term, since 2008	Co-founder (since 2019), Pacific Oak Capital Advisors (investment advisory firm); Co-founder, Managing Partner and Chief Investment Officer (since May 2013), Temescal Canyon Partners (investment advisory firm); Co-founder and Executive Vice President (2005 - 2019), KBS Capital Advisors (a manager of real estate investment trusts).	33	Pacific Oak Strategic Opportunity REIT (real estate investments); Keppel Pacific Oak U.S. REIT (real estate investments); Pacific Oak Residential Trust (real estate investments); TCW Funds, Inc. (mutual funds); TCW Strategic Income Fund, Inc. (closed-end fund); TCW DL VII Financing LLC (business development company)

Annual Report March 2022 / 378

NAME AND YEAR OF BIRTH***	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE

Robert G. Rooney (1957)	Trustee and Chairman of the Audit Committee	Indefinite term, since 2009	Senior Financial Advisor (August 2020 – March 2021) and Chief Financial and Administrative Officer (November 2018 – August 2020), REEF Technology (real estate services and technology company); Chief Financial Officer (January 2018 - November 2018), Citizens Parking Inc. (parking services company); Chief Financial Officer (September 2015 – July 2017), Novitex Enterprise Solutions, Inc. (document management company).	14	None

Andrew Tarica (1959)	Trustee and Chairman of the Board	Indefinite term, since 2002 and 2008, respectively	Chief Executive Officer (since February 2001), Meadowbrook Capital Management (asset management company); Director of Fixed Income (since February 2022), Forest Road Securities (broker-dealer); Employee (2003 – January 2022), Cowen Prime Services (broker-dealer).	33	TCW Funds, Inc. (mutual funds); TCW Strategic Income Fund, Inc. (closed-end fund); TCW Direct Lending VII, LLC (business development company); TCW Direct Lending VIII, LLC (business development company)

Interested Trustees**

Patrick Moore (1964)	Trustee	Indefinite term, since 2014	Mr. Moore is a Group Managing Director for the Adviser, TCW Investment Management Company LLC, TCW Asset Management Company LLC and TCW LLC. He has been with the Adviser since 2000. Mr. Moore is a member of the CFA Institute.	14	None

Laird Landmann (1964)	Trustee and Executive Vice President	Indefinite term, since 2008 and 2007, respectively	Mr. Landmann is President for the Adviser and Group Managing Director of The TCW Group, Inc., TCW Investment Management Company LLC, TCW Asset Management Company LLC and TCW LLC. Since August 1996, Mr. Landmann has been a Generalist Portfolio Manager with the Adviser and currently serves as the Adviser’s President.	14	None

	Officers of the Trust who are not Trustees

David B. Lippman (1958)	President and Principal Executive Officer	Indefinite term, since November 2008	Mr. Lippman is the Chief Executive Officer of the Adviser (since February 2013), and the Chief Executive Officer and President of The TCW Group, Inc., TCW Investment Management Company LLC, TCW Asset Management Company LLC and TCW LLC. He has been with the Adviser since 2008.	1	TCW Strategic Income Fund, Inc. (closed-end fund)

379 / Annual Report March 2022

NAME AND YEAR OF BIRTH***	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS****	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE

Richard Villa (1964)	Treasurer, Principal Financial Officer and Principal Accounting Officer	Indefinite term, since February 2021	Mr. Villa is Executive Vice President, Chief Financial Officer and Assistant Secretary of the Adviser, TCW Investment Management Company LLC, TCW Asset Management Company LLC and The TCW Group, Inc. (since 2008); Treasurer and Principal Financial Officer and Accounting Officer of TCW Funds, Inc. and TCW Strategic Income Fund, Inc. (since February 2014); Executive Vice President, Financial Officer and Assistant Secretary of TCW LLC (since 2016).	N/A	N/A

Eric Chan (1978)	Assistant Treasurer	Indefinite term, since 2010	Mr. Chan is Managing Director of Fund Operations for the Adviser, TCW Investment Management Company LLC, TCW Asset Management Company LLC and TCW LLC. He has been with the Adviser since November 2006. Mr. Chan is a Certified Public Accountant.	N/A	N/A

Stephen M. Kane (1962)	Executive Vice President	Indefinite term, since 2007	Mr. Kane is a Group Managing Director for the Adviser, TCW Investment Management Company LLC, TCW Asset Management Company LLC and TCW LLC. He has been with the Adviser since August 1996.	N/A	N/A

Gladys Xiques (1973)	Chief Compliance Officer and Anti- Money Laundering Officer	Indefinite term, since January 2021	Ms. Xiques is Managing Director and Global Chief Compliance Officer of the Adviser, TCW LLC, TCW Investment Management Company LLC and TCW Asset Management Company LLC (since January 2021); Global Chief Compliance Officer of The TCW Group, Inc. (since January 2021); Chief Compliance Officer and AML Officer of TCW Funds, Inc. and TCW Strategic Income Fund, Inc. (since January 2021); Senior Vice President of the Adviser, TCW LLC, TCW Investment Management Company LLC and TCW Asset Management Company LLC (February 2015 – December 2020).	N/A	N/A

Meredith Jackson (1959)	Vice President and Secretary	Indefinite term, since 2013	Ms. Jackson is Executive Vice President, General Counsel and Secretary of the Adviser, TCW Investment Management Company LLC, The TCW Group, Inc., TCW Asset Management Company LLC (since February 2013) and TCW LLC (since January 2016), Senior Vice President, General Counsel and Secretary of TCW Funds, Inc. and TCW Strategic Income Fund, Inc. (since February 2013).	N/A	N/A

*	Denotes a Trustee who is not an “interested” person of the Trust as defined in the 1940 Act.
**	Denotes a Trustee who is an “interested” person of the Trust as defined in the 1940 Act, due to the relationship indicated with the Adviser.
***	For purposes of Trust business, the address for all Trustees and officers is c/o Metropolitan West Asset Management, LLC, 865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017.
****	Positions with The TCW Group, Inc. and its affiliates may have changed over time.

Annual Report March 2022 / 380

MetWest Funds

865 South Figueroa Street, Suite 1800

Los Angeles, California 90017

800 241 4671

www.TCW.com

Board of Trustees

Ronald J. Consiglio

Patrick C. Haden

Martin Luther King, III

Laird R. Landmann

Peter McMillan

Patrick Moore

Robert G. Rooney

Andrew Tarica

Officers

David Lippman

President and Principal Executive Officer

Richard Villa

Treasurer, Principal Financial Officer and

Principal Accounting Officer

Gladys Xiques

Chief Compliance Officer and

Anti-Money Laundering Officer

Adviser

Metropolitan West Asset Management, LLC

865 South Figueroa Street, Suite 1800

Los Angeles, CA 90017

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.

760 Moore Road

King of Prussia, PA 19406

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

555 West 5th Street, Suite 2700

Los Angeles, CA 90013

Distributor

TCW Fund Distributors LLC

865 South Figueroa Street, Suite 1800

Los Angeles, CA 90017

Legal Counsel

Paul Hastings LLP

101 California Street, 48th Floor

San Francisco, CA 94111

For Additional Information about the MetWest Funds call:

(213) 244-0000 or (800) 241-4671 (toll-free) www.TCW.com

A description of the Funds’ proxy voting policies, procedures, and how the Funds voted proxies relating to their portfolios’ securities during the most recent 12-month period ending June 30 are available (i) without charge, upon request, by calling (800) 241-4671; (ii) on the Securities and Exchange Commission’s website at www.sec.gov.

In addition to its annual and semi-annual reports, the Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. Such filings occur no later than 60 days after the end of the Funds’ first and third quarters and are available on the SEC’s website at www.sec.gov.

To reduce expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (800) 241-4671 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

This report is submitted for general information to the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus, which includes details regarding the Funds’ objectives, policies, expenses and other information.

FUNDap 5/2022

(b)	Not applicable.

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(f)(1)

Pursuant to Item 13(a)(1), the registrant is filing as an exhibit a copy of its code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Ronald Consiglio and Robert Rooney are qualified to serve as audit committee financial experts serving on its audit committee and they are “independent,” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $592,285 in 2022 and $545,908 in 2021.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2022 and $0 in 2021.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $115,878 in 2022 and $104,680 in 2021.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2022 and $0 in 2021.

(e)	Audit Committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(1) Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent auditors to the registrant and (ii) all permissible non-audit services to be provided by the independent auditors to Metropolitan West Funds and any affiliate of Metropolitan West Funds that provides services to the registrant (a “Covered Services Provider”) if the independent auditors’ engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than Metropolitan West Funds or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Metropolitan West Funds and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee or the Chairperson prior to the completion of the audit.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $868,519 in 2022 and $751,087 in 2021.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendments thereto, that is the subject of disclosure required by Item 2 is attached herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.

There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Metropolitan West Funds

By (Signature and Title)*	/s/ David B. Lippman
David B. Lippman, President and Principal Executive Officer (principal executive officer)

Date June 2, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David B. Lippman
David B. Lippman, President and Principal Executive Officer (principal executive officer)

Date June 2, 2022

By (Signature and Title)*	/s/ Richard Villa
Richard Villa, Treasurer, Principal Financial Officer and Principal Accounting Officer (principal financial officer)

Date June 2, 2022

* Print the name and title of each signing officer under his or her signature.